UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2010 through October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Specialty Funds

October 31, 2011

JPMorgan Research Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 23, 2011 (Unaudited)

Dear Shareholder:

Early this year, the U.S. economy appeared to gain some momentum, and investors seemed to have greater confidence in the ability of the U.S. economy to recover from the devastating financial crisis of three years ago.

“Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer.”

By June, however, investors’ confidence quickly waned. Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer. In early August, each of the three major U.S. stock indices experienced its worst one-day performance since December 1, 2008.

Today, investors still appear to lack confidence in the ability of European governments to combat the region’s debt crisis. The continued uncertainty surrounding global economic growth has continued to dampen their appetite for risk, leading to heightened equity market volatility.

On a more positive note, however, recent economic data on auto sales, payroll employment, and manufacturing activity all appear to indicate that the U.S. has avoided a double dip recession–at least for now. That being said, as we look ahead into 2012, European debt concerns and soft economic data are likely to continue to impact our global markets.

European credit woes trigger equity downturn

Uncertainty surrounding the European debt crisis and concerns surrounding slowing economic growth helped trigger a sharp downturn in equities in the third quarter of 2011. This downturn was not enough to erase earlier gains, as the Standard & Poor’s 500 Index (“S&P 500 Index”) finished the 12- month period ended October 31, 2011 at a level of 1,253, an 8.1% increase from 12 months earlier.

Global stock indices followed a similar path, as early gains were reversed by growing anxiety over the European financial crisis and weakness in emerging market economies. As of the end of the 12-month reporting period, the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) had returned -4.1%, while the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes) had returned -7.7% for the same reporting period.

Anxiety over global crisis drives investors to safety

Weak economic growth and a worsening European debt crisis boosted the fixed income market, as investors found retreat in ultra-safe U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 5.0%, the Barclays Capital High Yield Index returned 5.2%, while the Barclays Capital Emerging Markets Index returned 3.8% for the 12-month period ended October 31, 2011.

Amid sluggish economic data and continued euro zone debt concerns, U.S. Treasury securities maturing in 10 years or more soared in price, pushing yields to historic lows. At one point, 10-year U.S. Treasury yields dipped below 2%, the lowest level since the 1940s. The yields on the benchmark 10-year U.S. Treasury dropped from 2.6% 12 months ago to 2.2% as of October 31, 2011. Yields on the 30-year U.S. Treasury also declined, falling from 4.0% to 3.2% as of the end of the 12-month period, while the two-year note was unchanged at 0.3%.

Can policy initiatives provide a measure of relief?

Over the past several months, investors have grappled with U.S. and European political gridlock as well as sovereign debt issues that have provoked fears of escalating contagion in the European debt crisis. This situation remains an ongoing source of concern, and until further efforts are made to stabilize the crisis in that region, we believe investors should expect continued market volatility — particularly in the short run.

Looking forward, however, we believe U.S. stocks may be positioned to grow in 2012, particularly given current valuations and the prospects for growth in corporate earnings. However, this growth will depend on many factors, including policy initiatives, additional monetary stimulus, as well as other efforts to promote stability. Until this occurs, the uncertain climate appears to suggest the need for a balanced investment strategy — including a focus on risk management and a diversified approach to fixed income investing.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2012 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support U.S. stock prices during the first half of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in April 2011. This negative mood among investors worsened as the market seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S. — issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in U.S. stock prices in the third quarter of 2011. Stocks rebounded in October 2011 as better-than-expected economic data caused investors to regain their appetite for risk. In the end, the S&P 500 Index finished the reporting period with an 8.09% gain.

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-3.29%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.13%
S&P 500 Index	8.09%

Net Assets as of 10/31/2011 (In Thousands)	$74,328

INVESTMENT OBJECTIVE**

The JPMorgan Research Equity Long/Short Fund (the “Fund”) seeks to provide long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2011.

The Fund’s stock selection in the financials sector detracted from its return during the reporting period as the Fund’s long positions in Goldman Sachs Group, Inc. and Bank of America Corp. were among the Fund’s largest individual detractors. Both of these banking stocks declined during the reporting period due to uncertainty about potential federal regulation.

The Fund’s short position in Estee Lauder Cos., Inc. also detracted from the Fund’s return. The stock benefited from strong revenue growth during the reporting period.

The Fund’s stock selection in the media sector contributed to its return during the reporting period, as the Fund’s long positions in CBS Corp., Amazon.com, Inc. and Time Warner, Inc. were among the Fund’s largest individual contributors. Shares of CBS Corp., a broadcasting and television company, rose as a result of a rebound in advertising sales. Specifically, TV stations were helped by greater advertising sales in the automotive, financial services and political categories. Shares of

Amazon.com, Inc. benefited as the online retailer continued to grow its revenue and gain market share despite the challenging environment for retail spending. Shares of Time Warner, Inc. gained after the company raised its outlook for its 2011 earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct a portfolio of long and short positions, rigorously researching companies to determine their underlying value and potential for future earnings growth. Based on this research, they ranked stocks in the U.S. large-cap universe into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and looked to the bottom two quintiles for potential short positions in stocks that they believed were overvalued. The Fund’s portfolio managers attempted to limit the Fund’s overall market risk, holding long and short positions across a broad array of sectors. The Fund’s average long exposure was 101.59% and its average short exposure was -77.72%.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Time Warner, Inc.	2.7%
2.	CBS Corp., Class B	2.2
3.	E.I. du Pont de Nemours & Co.	2.0
4.	Procter & Gamble Co. (The)	2.0
5.	ACE Ltd., (Switzerland)	2.0
6.	Amazon.com, Inc.	2.0
7.	Apple, Inc.	2.0
8.	Kraft Foods, Inc., Class A	1.8
9.	PACCAR, Inc.	1.8
10.	NextEra Energy, Inc.	1.7

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Lockheed Martin Corp.	3.5%
2.	Hershey Co. (The)	3.0
3.	Microchip Technology, Inc.	3.0
4.	Altria Group, Inc.	2.8
5.	Intel Corp.	2.6
6.	Wisconsin Energy Corp.	2.4
7.	Praxair, Inc.	2.3
8.	Eaton Corp.	1.9
9.	W.R. Berkley Corp.	1.9
10.	Dover Corp.	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Financials	19.6%
Information Technology	13.0
Consumer Discretionary	12.1
Consumer Staples	11.1
Industrials	10.6
Utilities	7.8
Health Care	7.4
Materials	5.3
Energy	2.9
Telecommunication Services	1.7
Short-Term Investment	8.5

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Financials	27.1%
Industrials	17.4
Information Technology	12.1
Consumer Staples	11.0
Materials	9.0
Consumer Discretionary	7.7
Utilities	6.5
Health Care	4.7
Energy	3.3
Telecommunication Services	1.2

*	Percentages indicated are based upon total long investments as of October 31, 2011. The Fund’s composition is subject to change.
**	Percentages indicated are based upon total short investments as of October 31, 2011. The Fund’s composition is subject to change.

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION

CLASS A SHARES	5/28/10
Without Sales Charge		(3.29)%	(0.46)%
With Sales Charge*		(8.35)	(4.14)
CLASS C SHARES	5/28/10
Without CDSC		(3.82)	(0.97)
With CDSC**		(4.82)	(0.97)
CLASS R5 SHARES	5/28/10	(2.83)	0.01
SELECT CLASS SHARES	5/28/10	(3.09)	(0.22)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/28/2010 TO 10/31/2011)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 28, 2010.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Research Equity Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the Lipper Long/Short Equity Funds Index from May 28, 2010 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmarks. The performance of the Lipper Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury

Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Long/Short Equity Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-3.32%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.13%

Net Assets as of 10/31/2011 (In Thousands)	$1,053,318

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2011. The Fund’s stock selection in the semiconductors sector detracted from relative performance, while the Fund’s stock selection in the media sector contributed to relative performance.

Individual detractors from the Fund’s return included the Fund’s long positions in Dendreon Corp. and Sprint Nextel Corp. Shares of Dendreon Corp., a biotechnology company, declined on news that sales of its prostate cancer drug Provenge would fall short of expectations. Shares of wireless operator Sprint Nextel Corp. declined as many investors reacted negatively to the terms of the company’s contract to buy iPhones from Apple Inc.

The Fund’s short position in Praxair, Inc. also detracted from the Fund’s return as the industrial gas supplier reported better-than-expected third-quarter earnings.

Individual contributors to the Fund’s return included the Fund’s long positions in Biogen Idec, Inc. Amazon.com, Inc. and CBS Corp. Shares of biotechnology and drugs company Biogen Idec, Inc. increased as strong revenue from its TYSABRI® and AVONEX® products boosted the company’s first-quarter earnings. Shares of Amazon.com, Inc. benefited as the online retailer continued to grow its revenue and gain market share despite the challenging environment for retail spending. Shares of CBS Corp., a broadcasting and television company, rose as a result of a rebound in advertising sales. Specifically, TV stations were helped by greater advertising sales in the automotive, financial services and political categories.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to traditional investments such as stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large- and mid-cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	E.I. du Pont de Nemours & Co.	3.1%
2.	Time Warner, Inc.	2.8
3.	Air Products & Chemicals, Inc.	2.3
4.	Amazon.com, Inc.	2.3
5.	PACCAR, Inc.	2.1
6.	United Technologies Corp.	2.1
7.	ACE Ltd., (Switzerland)	2.0
8.	CBS Corp., Class B	1.9
9.	Broadcom Corp., Class A	1.9
10.	CSX Corp.	1.9

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Hershey Co. (The)	2.5%
2.	International Business Machines Corp.	2.5
3.	Microchip Technology, Inc.	2.4
4.	Intel Corp.	2.4
5.	Eli Lilly & Co.	2.3
6.	Praxair, Inc.	2.2
7.	Altria Group, Inc.	2.1
8.	Consolidated Edison, Inc.	2.0
9.	Wisconsin Energy Corp.	1.9
10.	Lockheed Martin Corp.	1.8

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.6%
Information Technology	12.5
Industrials	11.6
Consumer Discretionary	11.1
Consumer Staples	9.0
Materials	7.9
Utilities	7.5
Health Care	6.7
Energy	3.6
Telecommunication Services	1.7
U.S. Treasury Obligation	0.2
Short-Term Investment	6.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Financials	24.1%
Information Technology	14.6
Industrials	13.0
Consumer Staples	9.7
Materials	8.7
Consumer Discretionary	8.2
Utilities	7.6
Health Care	6.8
Energy	5.5
Telecommunication Services	1.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of April 30, 2011. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of April 30, 2011. The Fund’s composition is subject to change.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		(3.86)%	2.29%	1.49%
With Sales Charge*		(8.92)	1.19	0.95
CLASS B SHARES	2/28/02
Without CDSC		(4.30)	1.79	1.09
With CDSC**		(9.30)	1.41	1.09
CLASS C SHARES	11/2/09
Without CDSC		(4.30)	1.79	1.01
With CDSC***		(5.30)	1.79	1.01
INSTITUTIONAL CLASS SHARES	12/31/98	(3.32)	2.82	1.94
SELECT CLASS SHARES	11/2/09	(3.58)	2.71	1.89

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/01 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares and, prior to February 28, 2002, Institutional Class Shares. The actual returns for Class C Shares would have been lower than shown because Class C Shares have higher expenses than Institutional Class Shares.

Returns for Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Research Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral

Funds Average from October 31, 2001 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 98.8% (j)
		Common Stocks — 90.4%
		Consumer Discretionary — 11.9%
		Auto Components — 1.1%
25		Johnson Controls, Inc.	835

		Automobiles — 0.7%
22		General Motors Co. (a)	557

		Diversified Consumer Services — 0.2%
2		ITT Educational Services, Inc. (a)	140

		Hotels, Restaurants & Leisure — 1.1%
18		Carnival Corp.	619
6		Marriott International, Inc., Class A	175

			794

		Household Durables — 0.0% (g)
—	(h)	NVR, Inc. (a)	13

		Internet & Catalog Retail — 2.0%
7		Amazon.com, Inc. (a)	1,452

		Media — 5.6%
62		CBS Corp., Class B	1,598
12		Discovery Communications, Inc., Class A (a)	509
5		DISH Network Corp., Class A (a)	114
56		Time Warner, Inc.	1,974

			4,195

		Specialty Retail — 0.6%
1		AutoZone, Inc. (a)	440

		Textiles, Apparel & Luxury Goods — 0.6%
3		Coach, Inc.	221
2		NIKE, Inc., Class B	227

			448

		Total Consumer Discretionary	8,874

		Consumer Staples — 10.9%
		Beverages — 3.3%
7		Coca-Cola Co. (The)	510
20		Coca-Cola Enterprises, Inc.	523
20		Dr. Pepper Snapple Group, Inc.	736
11		PepsiCo, Inc.	719

			2,488

		Food Products — 4.8%
15		Archer-Daniels-Midland Co.	438
26		Campbell Soup Co.	872
21		ConAgra Foods, Inc.	533
10		General Mills, Inc.	401
38		Kraft Foods, Inc., Class A	1,342

			3,586

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 2.5%
4	Colgate-Palmolive Co.	387
23	Procter & Gamble Co. (The)	1,470

		1,857

	Tobacco — 0.3%
3	Philip Morris International, Inc.	200

	Total Consumer Staples	8,131

	Energy — 2.9%
	Energy Equipment & Services — 1.2%
5	Baker Hughes, Inc.	302
3	National Oilwell Varco, Inc.	227
5	Schlumberger Ltd.	371

		900

	Oil, Gas & Consumable Fuels — 1.7%
4	Devon Energy Corp.	286
4	Occidental Petroleum Corp.	416
3	Pioneer Natural Resources Co.	212
7	Southwestern Energy Co. (a)	313

		1,227

	Total Energy	2,127

	Financials — 19.3%
	Capital Markets — 1.5%
2	Goldman Sachs Group, Inc. (The)	269
4	Invesco Ltd.	84
13	Morgan Stanley	230
7	State Street Corp.	265
15	TD Ameritrade Holding Corp.	256

		1,104

	Commercial Banks — 1.2%
21	Fifth Third Bancorp	253
24	Regions Financial Corp.	94
15	Wells Fargo & Co.	397
7	Zions Bancorp	129

		873

	Consumer Finance — 0.6%
10	Capital One Financial Corp.	440

	Diversified Financial Services — 0.5%
20	Bank of America Corp.	135
9	Citigroup, Inc.	283

		418

	Insurance — 6.3%
20	ACE Ltd., (Switzerland)	1,465
12	Aflac, Inc.	537

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Insurance — Continued
11	Allstate Corp. (The)	281
7	Axis Capital Holdings Ltd., (Bermuda)	224
6	Everest Re Group Ltd., (Bermuda)	576
18	MetLife, Inc.	647
2	PartnerRe Ltd., (Bermuda)	100
15	Prudential Financial, Inc.	828

		4,658

	Real Estate Investment Trusts (REITs) — 9.2%
12	Apartment Investment & Management Co., Class A	291
2	AvalonBay Communities, Inc.	223
3	Boston Properties, Inc.	260
5	BRE Properties, Inc.	234
7	Camden Property Trust	397
41	CubeSmart	399
16	Duke Realty Corp.	197
10	DuPont Fabros Technology, Inc.	199
8	HCP, Inc.	321
22	Kimco Realty Corp.	390
9	Macerich Co. (The)	463
11	Mack-Cali Realty Corp.	311
17	Pebblebrook Hotel Trust	322
9	Post Properties, Inc.	361
6	Regency Centers Corp.	261
17	Senior Housing Properties Trust	384
8	Simon Property Group, Inc.	1,007
6	SL Green Realty Corp.	439
7	Ventas, Inc.	404

		6,863

	Total Financials	14,356

	Health Care — 7.3%
	Biotechnology — 2.6%
9	Biogen Idec, Inc. (a)	1,018
12	Celgene Corp. (a)	779
12	Dendreon Corp. (a)	134

		1,931

	Health Care Equipment & Supplies — 2.1%
4	Becton, Dickinson & Co.	312
21	Covidien plc, (Ireland)	966
7	St. Jude Medical, Inc.	291

		1,569

	Pharmaceuticals — 2.6%
13	Abbott Laboratories	705

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
30	Merck & Co., Inc.	1,033
10	Mylan, Inc. (a)	199

		1,937

	Total Health Care	5,437

	Industrials — 10.5%
	Aerospace & Defense — 2.3%
3	Honeywell International, Inc.	171
11	Huntington Ingalls Industries, Inc. (a)	324
8	Textron, Inc.	147
13	United Technologies Corp.	1,035

		1,677

	Construction & Engineering — 1.1%
15	Fluor Corp.	835

	Electrical Equipment — 0.5%
8	Emerson Electric Co.	363

	Industrial Conglomerates — 1.3%
20	Tyco International Ltd., (Switzerland)	930

	Machinery — 1.7%
30	PACCAR, Inc.	1,297

	Road & Rail — 3.6%
51	CSX Corp.	1,140
10	Norfolk Southern Corp.	769
8	Union Pacific Corp.	752

		2,661

	Total Industrials	7,763

	Information Technology — 12.9%
	Communications Equipment — 1.5%
26	Cisco Systems, Inc.	485
11	Juniper Networks, Inc. (a)	270
6	QUALCOMM, Inc.	319

		1,074

	Computers & Peripherals — 2.5%
4	Apple, Inc. (a)	1,443
8	SanDisk Corp. (a)	384

		1,827

	Electronic Equipment, Instruments & Components — 0.6%
11	Corning, Inc.	156
8	TE Connectivity Ltd., (Switzerland)	299

		455

	IT Services — 1.1%
8	Cognizant Technology Solutions Corp., Class A (a)	562

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	IT Services — Continued
17	Genpact Ltd., (Bermuda) (a)	269

		831

	Semiconductors & Semiconductor Equipment — 5.6%
19	Analog Devices, Inc.	677
13	Applied Materials, Inc.	158
33	Broadcom Corp., Class A (a)	1,202
16	Freescale Semiconductor Holdings I Ltd. (a)	216
9	Lam Research Corp. (a)	384
20	Marvell Technology Group Ltd., (Bermuda) (a)	277
19	Micron Technology, Inc. (a)	106
34	Xilinx, Inc.	1,150

		4,170

	Software — 1.6%
8	Adobe Systems, Inc. (a)	232
6	Citrix Systems, Inc. (a)	425
21	Microsoft Corp.	553

		1,210

	Total Information Technology	9,567

	Materials — 5.3%
	Chemicals — 3.8%
12	Air Products & Chemicals, Inc.	1,001
31	E.I. du Pont de Nemours & Co.	1,477
19	Georgia Gulf Corp. (a)	338

		2,816

	Metals & Mining — 1.5%
57	Alcoa, Inc.	615
12	Freeport-McMoRan Copper & Gold, Inc.	494

		1,109

	Total Materials	3,925

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 0.7%
14	Verizon Communications, Inc.	513

	Wireless Telecommunication Services — 1.0%
6	Crown Castle International Corp. (a)	256
197	Sprint Nextel Corp. (a)	507

		763

	Total Telecommunication Services	1,276

	Utilities — 7.7%
	Electric Utilities — 4.9%
16	American Electric Power Co., Inc.	630
21	NextEra Energy, Inc.	1,212

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
19	Northeast Utilities	645
74	NV Energy, Inc.	1,183

		3,670

	Gas Utilities — 0.2%
4	AGL Resources, Inc.	187

	Independent Power Producers & Energy Traders — 0.3%
13	Calpine Corp. (a)	203

	Multi-Utilities — 2.0%
10	CenterPoint Energy, Inc.	200
5	Dominion Resources, Inc.	244
2	DTE Energy Co.	100
18	Sempra Energy	953

		1,497

	Water Utilities — 0.3%
6	American Water Works Co., Inc.	191

	Total Utilities	5,748

	Total Common Stocks (Cost $63,634)	67,204

Short-Term Investment — 8.4%
	Investment Company — 8.4%
6,222	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $6,222)	6,222

	Total Investments — 98.8% (Cost $69,856)	73,426
	Other Assets in Excess of Liabilities — 1.2%	902

	NET ASSETS — 100.0%	$74,328

Short Positions — 65.7%
	Common Stocks — 65.7%
	Consumer Discretionary — 5.1%
	Automobiles — 0.8%
47	Ford Motor Co. (a)	551

	Hotels, Restaurants & Leisure — 0.4%
2	Choice Hotels International, Inc.	82
6	Hyatt Hotels Corp., Class A (a)	205

		287

	Household Durables — 0.0% (g)
1	Ryland Group, Inc.	9

	Media — 3.9%
16	Gannett Co., Inc.	182
21	New York Times Co. (The), Class A (a)	157
41	News Corp., Class B	738

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Media — Continued
16	Omnicom Group, Inc.	729
16	Scripps Networks Interactive, Inc., Class A	664
1	Washington Post Co. (The), Class B	456

		2,926

	Total Consumer Discretionary	3,773

	Consumer Staples — 7.2%
	Food Products — 3.1%
10	H.J. Heinz Co.	539
26	Hershey Co. (The)	1,468
3	Mead Johnson Nutrition Co.	180
8	Sara Lee Corp.	138

		2,325

	Household Products — 1.5%
18	Church & Dwight Co., Inc.	790
5	Clorox Co. (The)	336

		1,126

	Personal Products — 0.7%
6	Avon Products, Inc.	104
4	Estee Lauder Cos., Inc. (The), Class A	421

		525

	Tobacco — 1.9%
50	Altria Group, Inc.	1,373

	Total Consumer Staples	5,349

	Energy — 2.2%
	Energy Equipment & Services — 1.3%
2	Diamond Offshore Drilling, Inc.	162
25	Tenaris S.A., (Luxembourg), ADR	804

		966

	Oil, Gas & Consumable Fuels — 0.9%
6	Encana Corp., (Canada)	136
4	Sunoco, Inc.	147
9	TransCanada Corp., (Canada)	385

		668

	Total Energy	1,634

	Financials — 17.8%
	Capital Markets — 0.7%
2	Ameriprise Financial, Inc.	97
9	Federated Investors, Inc., Class B	168
2	Franklin Resources, Inc.	245

		510

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — 1.9%
6	Bank of Hawaii Corp.	260
5	Commerce Bancshares, Inc.	196
7	Prosperity Bancshares, Inc.	283
10	UMB Financial Corp.	353
27	Valley National Bancorp	327

		1,419

	Insurance — 6.2%
16	American International Group, Inc. (a)	392
15	Aon Corp.	697
7	Arch Capital Group Ltd., (Bermuda) (a)	236
8	Chubb Corp. (The)	550
5	Lincoln National Corp.	99
16	Principal Financial Group, Inc.	425
18	Progressive Corp. (The)	351
4	RenaissanceRe Holdings Ltd., (Bermuda)	289
7	Torchmark Corp.	293
7	Travelers Cos., Inc. (The)	379
26	W.R. Berkley Corp.	907

		4,618

	Real Estate Investment Trusts (REITs) — 9.0%
6	American Campus Communities, Inc.	229
22	BioMed Realty Trust, Inc.	394
27	DDR Corp.	341
25	Equity One, Inc.	435
7	Equity Residential	421
3	Essex Property Trust, Inc.	397
26	Extra Space Storage, Inc.	593
8	Federal Realty Investment Trust	711
14	Highwoods Properties, Inc.	439
16	National Retail Properties, Inc.	434
11	Realty Income Corp.	378
21	Tanger Factory Outlet Centers	588
11	Taubman Centers, Inc.	702
21	Washington Real Estate Investment Trust	599

		6,661

	Total Financials	13,208

	Health Care — 3.1%
	Biotechnology — 0.1%
13	Isis Pharmaceuticals, Inc. (a)	107

	Health Care Equipment & Supplies — 1.2%
5	Stryker Corp.	263
4	Varian Medical Systems, Inc. (a)	246
7	Zimmer Holdings, Inc. (a)	367

		876

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Life Sciences Tools & Services — 0.3%
6	Agilent Technologies, Inc. (a)	212

	Pharmaceuticals — 1.5%
20	Eli Lilly & Co.	745
5	Johnson & Johnson	330

		1,075

	Total Health Care	2,270

	Industrials — 11.4%
	Aerospace & Defense — 3.8%
11	Boeing Co. (The)	710
22	Lockheed Martin Corp.	1,687
3	Northrop Grumman Corp.	199
6	Raytheon Co.	247

		2,843

	Air Freight & Logistics — 1.3%
8	FedEx Corp.	627
5	United Parcel Service, Inc., Class B	366

		993

	Electrical Equipment — 0.9%
10	Rockwell Automation, Inc.	667

	Machinery — 3.7%
5	Caterpillar, Inc.	488
7	Deere & Co.	515
15	Dover Corp.	819
21	Eaton Corp.	931

		2,753

	Road & Rail — 1.1%
21	Heartland Express, Inc.	275
15	Knight Transportation, Inc.	223
15	Werner Enterprises, Inc.	348

		846

	Trading Companies & Distributors — 0.6%
2	W.W. Grainger, Inc.	402

	Total Industrials	8,504

	Information Technology — 7.9%
	Communications Equipment — 0.5%
8	JDS Uniphase Corp. (a)	96
6	Motorola Solutions, Inc.	273

		369

	Computers & Peripherals — 0.3%
8	Hewlett-Packard Co.	218

SHARES		SECURITY DESCRIPTION	VALUE($)

		Internet Software & Services — 0.3%
—	(h)	Google, Inc., Class A (a)	195

		IT Services — 0.3%
9		Paychex, Inc.	264

		Semiconductors & Semiconductor Equipment — 5.8%
2		Avago Technologies Ltd., (Singapore)	84
22		Cypress Semiconductor Corp. (a)	423
51		Intel Corp.	1,260
5		Linear Technology Corp.	164
18		MEMC Electronic Materials, Inc. (a)	111
40		Microchip Technology, Inc.	1,443
6		Novellus Systems, Inc. (a)	195
34		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	429
7		Texas Instruments, Inc.	204

			4,313

		Software — 0.7%
22		Electronic Arts, Inc. (a)	521

		Total Information Technology	5,880

		Materials — 5.9%
		Chemicals — 3.2%
15		Dow Chemical Co. (The)	413
9		OM Group, Inc. (a)	263
11		Praxair, Inc.	1,110
17		Valspar Corp.	600

			2,386

		Metals & Mining — 2.7%
26		AK Steel Holding Corp.	215
9		Cliffs Natural Resources, Inc.	617
17		Nucor Corp.	642
11		United States Steel Corp.	282
11		Vale S.A., (Brazil), ADR	274

			2,030

		Total Materials	4,416

		Telecommunication Services — 0.8%
		Diversified Telecommunication Services — 0.8%
21		AT&T, Inc.	602

		Utilities — 4.3%
		Electric Utilities — 1.5%
12		Edison International	493
5		Entergy Corp.	343
6		FirstEnergy Corp.	282

			1,118

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Multi-Utilities — 2.5%
12	Consolidated Edison, Inc.	690
35	Wisconsin Energy Corp.	1,147

		1,837

	Water Utilities — 0.3%
10	Aqua America, Inc.	211

	Total Utilities	3,166

	Total Short Positions (Proceeds $48,209)	$48,802

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 97.9% (j)
		Common Stocks — 91.3%
		Consumer Discretionary — 10.9%
		Auto Components — 1.0%
322		Johnson Controls, Inc.	10,611

		Automobiles — 0.8%
317		General Motors Co. (a)	8,202

		Diversified Consumer Services — 0.1%
17		ITT Educational Services, Inc. (a)	1,022

		Hotels, Restaurants & Leisure — 0.5%
97		Carnival Corp.	3,398
42		Marriott International, Inc., Class A	1,307

			4,705

		Household Durables — 0.2%
110		Lennar Corp., Class A	1,823
—	(h)	NVR, Inc. (a)	67

			1,890

		Internet & Catalog Retail — 2.2%
110		Amazon.com, Inc. (a)	23,582

		Media — 5.2%
778		CBS Corp., Class B	20,088
111		Discovery Communications, Inc., Class A (a)	4,820
49		DISH Network Corp., Class A (a)	1,172
831		Time Warner, Inc.	29,063

			55,143

		Specialty Retail — 0.5%
17		AutoZone, Inc. (a)	5,566

		Textiles, Apparel & Luxury Goods — 0.4%
27		Coach, Inc.	1,724
22		NIKE, Inc., Class B	2,149

			3,873

		Total Consumer Discretionary	114,594

		Consumer Staples — 8.8%
		Beverages — 2.5%
102		Coca-Cola Co. (The)	6,962
96		Coca-Cola Enterprises, Inc.	2,585
231		Dr. Pepper Snapple Group, Inc.	8,636
130		PepsiCo, Inc.	8,209

			26,392

		Food Products — 4.4%
259		Archer-Daniels-Midland Co.	7,484
318		Campbell Soup Co.	10,574
269		ConAgra Foods, Inc.	6,821

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
110	General Mills, Inc.	4,238
492	Kraft Foods, Inc., Class A	17,305

		46,422

	Household Products — 1.7%
76	Colgate-Palmolive Co.	6,859
179	Procter & Gamble Co. (The)	11,435

		18,294

	Tobacco — 0.2%
29	Philip Morris International, Inc.	1,991

	Total Consumer Staples	93,099

	Energy — 3.5%
	Energy Equipment & Services — 0.9%
57	Baker Hughes, Inc.	3,288
41	National Oilwell Varco, Inc.	2,924
44	Schlumberger Ltd.	3,233

		9,445

	Oil, Gas & Consumable Fuels — 2.6%
37	Chevron Corp.	3,918
69	Devon Energy Corp.	4,456
59	Marathon Petroleum Corp.	2,104
106	Occidental Petroleum Corp.	9,882
47	Pioneer Natural Resources Co.	3,943
70	Southwestern Energy Co. (a)	2,926

		27,229

	Total Energy	36,674

	Financials — 21.1%
	Capital Markets — 1.4%
16	Goldman Sachs Group, Inc. (The)	1,747
134	Invesco Ltd.	2,692
162	Morgan Stanley	2,858
121	State Street Corp.	4,895
185	TD Ameritrade Holding Corp.	3,106

		15,298

	Commercial Banks — 1.6%
230	Fifth Third Bancorp	2,757
433	Regions Financial Corp.	1,701
36	SVB Financial Group (a)	1,654
277	Wells Fargo & Co.	7,180
187	Zions Bancorp	3,250

		16,542

	Consumer Finance — 0.4%
88	Capital One Financial Corp.	4,027

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Diversified Financial Services — 0.9%
228	Bank of America Corp.	1,557
138	Citigroup, Inc.	4,361
26	IntercontinentalExchange, Inc. (a)	3,390

		9,308

	Insurance — 6.8%
285	ACE Ltd., (Switzerland)	20,537
148	Aflac, Inc.	6,651
129	Allstate Corp. (The)	3,385
108	Axis Capital Holdings Ltd., (Bermuda)	3,379
127	Everest Re Group Ltd., (Bermuda)	11,384
250	MetLife, Inc.	8,804
15	PartnerRe Ltd., (Bermuda)	921
294	Prudential Financial, Inc.	15,961
27	XL Group plc, (Ireland)	596

		71,618

	Real Estate Investment Trusts (REITs) — 10.0%
91	Alexandria Real Estate Equities, Inc.	6,000
19	Apartment Investment & Management Co., Class A	471
24	AvalonBay Communities, Inc.	3,209
38	Boston Properties, Inc.	3,791
108	Camden Property Trust	6,567
435	CubeSmart	4,266
77	Duke Realty Corp.	944
196	DuPont Fabros Technology, Inc.	4,065
300	Glimcher Realty Trust	2,749
180	HCP, Inc.	7,185
527	Kimco Realty Corp.	9,214
107	Macerich Co. (The)	5,305
213	Mack-Cali Realty Corp.	5,971
267	Pebblebrook Hotel Trust	5,072
103	Post Properties, Inc.	4,244
120	Regency Centers Corp.	4,928
373	Senior Housing Properties Trust	8,372
92	Simon Property Group, Inc.	11,825
69	SL Green Realty Corp.	4,767
123	Ventas, Inc.	6,851

		105,796

	Total Financials	222,589

	Health Care — 6.6%
	Biotechnology — 2.6%
102	Biogen Idec, Inc. (a)	11,857

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — Continued
208	Celgene Corp. (a)	13,487
181	Dendreon Corp. (a)	1,978

		27,322

	Health Care Equipment & Supplies — 2.1%
60	Becton, Dickinson & Co.	4,709
318	Covidien plc, (Ireland)	14,961
56	St. Jude Medical, Inc.	2,196

		21,866

	Pharmaceuticals — 1.9%
144	Abbott Laboratories	7,755
319	Merck & Co., Inc.	11,014
82	Mylan, Inc. (a)	1,595

		20,364

	Total Health Care	69,552

	Industrials — 11.4%
	Aerospace & Defense — 2.6%
57	Honeywell International, Inc.	2,961
39	Huntington Ingalls Industries, Inc. (a)	1,164
95	Textron, Inc.	1,845
275	United Technologies Corp.	21,480

		27,450

	Construction & Engineering — 1.3%
246	Fluor Corp.	13,991

	Electrical Equipment — 0.2%
47	Emerson Electric Co.	2,266

	Industrial Conglomerates — 1.6%
373	Tyco International Ltd., (Switzerland)	16,972

	Machinery — 2.1%
497	PACCAR, Inc.	21,505

	Road & Rail — 3.6%
885	CSX Corp.	19,657
146	Norfolk Southern Corp.	10,832
71	Union Pacific Corp.	7,060

		37,549

	Total Industrials	119,733

	Information Technology — 12.2%
	Communications Equipment — 1.6%
470	Cisco Systems, Inc.	8,707
154	Juniper Networks, Inc. (a)	3,775
80	QUALCOMM, Inc.	4,102

		16,584

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Computers & Peripherals — 2.0%
42	Apple, Inc. (a)	17,082
83	SanDisk Corp. (a)	4,188

		21,270

	Electronic Equipment, Instruments & Components — 0.5%
71	Corning, Inc.	1,020
114	TE Connectivity Ltd., (Switzerland)	4,042

		5,062

	IT Services — 1.4%
12	Accenture plc, (Ireland), Class A	741
132	Cognizant Technology Solutions Corp., Class A (a)	9,588
253	Genpact Ltd., (Bermuda) (a)	4,083

		14,412

	Semiconductors & Semiconductor Equipment — 6.0%
348	Analog Devices, Inc.	12,734
82	Applied Materials, Inc.	1,004
545	Broadcom Corp., Class A (a)	19,680
212	Freescale Semiconductor Holdings I Ltd. (a)	2,795
171	Lam Research Corp. (a)	7,330
220	Marvell Technology Group Ltd., (Bermuda) (a)	3,082
178	Micron Technology, Inc. (a)	993
482	Xilinx, Inc.	16,129

		63,747

	Software — 0.7%
90	Adobe Systems, Inc. (a)	2,641
73	Citrix Systems, Inc. (a)	5,346

		7,987

	Total Information Technology	129,062

	Materials — 7.7%
	Chemicals — 5.6%
279	Air Products & Chemicals, Inc.	24,059
655	E.I. du Pont de Nemours & Co.	31,476
221	Georgia Gulf Corp. (a)	4,008

		59,543

	Containers & Packaging — 0.4%
116	Crown Holdings, Inc. (a)	3,933

	Metals & Mining — 1.7%
1,067	Alcoa, Inc.	11,479
154	Freeport-McMoRan Copper & Gold, Inc.	6,212

		17,691

	Total Materials	81,167

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 0.7%
196	Verizon Communications, Inc.	7,262

	Wireless Telecommunication Services — 1.0%
33	American Tower Corp., Class A (a)	1,824
32	Crown Castle International Corp. (a)	1,315
2,867	Sprint Nextel Corp. (a)	7,368

		10,507

	Total Telecommunication Services	17,769

	Utilities — 7.4%
	Electric Utilities — 4.6%
129	American Electric Power Co., Inc.	5,048
321	NextEra Energy, Inc.	18,121
379	Northeast Utilities	13,116
752	NV Energy, Inc.	12,058

		48,343

	Gas Utilities — 0.1%
32	AGL Resources, Inc.	1,338

	Independent Power Producers & Energy Traders — 0.4%
184	Calpine Corp. (a)	2,787
64	NRG Energy, Inc. (a)	1,362

		4,149

	Multi-Utilities — 1.9%
69	CenterPoint Energy, Inc.	1,431
84	Dominion Resources, Inc.	4,349
35	DTE Energy Co.	1,824
143	Sempra Energy	11,665

		19,269

	Water Utilities — 0.4%
143	American Water Works Co., Inc.	4,366

	Total Utilities	77,465

	Total Common Stocks (Cost $867,185)	961,704

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
1,555	U.S. Treasury Note, 0.625%, 06/30/12 (k) (Cost $1,559)	1,560

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Short-Term Investment — 6.5%
	Investment Company — 6.5%
67,939	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $67,939)	67,939

	Total Investments — 97.9% (Cost $936,683)	1,031,203
	Other Assets in Excess of Liabilities — 2.1%	22,115

	NET ASSETS — 100.0%	$1,053,318

Short Positions — 90.8%
	Common Stocks — 90.8%
	Consumer Discretionary — 7.5%
	Automobiles — 0.8%
751	Ford Motor Co. (a)	8,767

	Hotels, Restaurants & Leisure — 1.5%
251	Choice Hotels International, Inc.	8,983
178	Hyatt Hotels Corp., Class A (a)	6,624

		15,607

	Household Durables — 0.0% (g)
12	Ryland Group, Inc.	162

	Media — 5.2%
177	Gannett Co., Inc.	2,074
253	New York Times Co. (The), Class A (a)	1,928
442	News Corp., Class B	7,890
250	Omnicom Group, Inc.	11,127
232	Scripps Networks Interactive, Inc., Class A	9,847
43	Time Warner Cable, Inc.	2,709
193	Viacom, Inc., Class B	8,458
30	Washington Post Co. (The), Class B	10,184

		54,217

	Total Consumer Discretionary	78,753

	Consumer Staples — 8.8%
	Food & Staples Retailing — 0.7%
124	Wal-Mart Stores, Inc.	7,011
2	Whole Foods Market, Inc.	137

		7,148

	Food Products — 3.3%
96	H.J. Heinz Co.	5,114
416	Hershey Co. (The)	23,793
47	Mead Johnson Nutrition Co.	3,406
108	Sara Lee Corp.	1,923

		34,236

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 1.6%
252	Church & Dwight Co., Inc.	11,146
90	Clorox Co. (The)	6,045

		17,191

	Personal Products — 1.0%
44	Avon Products, Inc.	808
101	Estee Lauder Cos., Inc. (The), Class A	9,947

		10,755

	Tobacco — 2.2%
724	Altria Group, Inc.	19,957
30	Lorillard, Inc.	3,276

		23,233

	Total Consumer Staples	92,563

	Energy — 5.0%
	Energy Equipment & Services — 2.0%
70	Diamond Offshore Drilling, Inc.	4,581
493	Tenaris S.A., (Luxembourg), ADR	15,679
64	Weatherford International Ltd., (Switzerland) (a)	984

		21,244

	Oil, Gas & Consumable Fuels — 3.0%
30	Denbury Resources, Inc. (a)	473
135	Encana Corp., (Canada)	2,934
31	EQT Corp.	1,956
197	Exxon Mobil Corp.	15,391
47	Kinder Morgan, Inc.	1,353
67	Sunoco, Inc.	2,494
192	Tesoro Corp. (a)	4,978
32	TransCanada Corp., (Canada)	1,386

		30,965

	Total Energy	52,209

	Financials — 21.9%
	Capital Markets — 1.8%
51	Ameriprise Financial, Inc.	2,399
221	Federated Investors, Inc., Class B	4,309
33	Franklin Resources, Inc.	3,487
99	Northern Trust Corp.	4,019
96	T. Rowe Price Group, Inc.	5,062

		19,276

	Commercial Banks — 2.9%
127	Bank of Hawaii Corp.	5,380
71	Commerce Bancshares, Inc.	2,762
130	Cullen/Frost Bankers, Inc.	6,365

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Commercial Banks — Continued
426	KeyCorp	3,005
185	UMB Financial Corp.	6,816
562	Valley National Bancorp	6,742

		31,070

	Insurance — 6.5%
237	American International Group, Inc. (a)	5,863
183	Aon Corp.	8,531
65	Arch Capital Group Ltd., (Bermuda) (a)	2,324
152	Chubb Corp. (The)	10,158
74	Lincoln National Corp.	1,404
313	Principal Financial Group, Inc.	8,056
388	Progressive Corp. (The)	7,384
32	RenaissanceRe Holdings Ltd., (Bermuda)	2,200
161	Torchmark Corp.	6,598
106	Travelers Cos., Inc. (The)	6,197
273	W.R. Berkley Corp.	9,486

		68,201

	Real Estate Investment Trusts (REITs) — 10.7%
102	American Campus Communities, Inc.	3,959
287	BioMed Realty Trust, Inc.	5,205
348	DDR Corp.	4,451
470	Equity One, Inc.	8,060
212	Equity Residential	12,417
555	Extra Space Storage, Inc.	12,512
177	Federal Realty Investment Trust	15,684
287	Highwoods Properties, Inc.	8,888
106	Hudson Pacific Properties, Inc.	1,421
216	National Retail Properties, Inc.	5,878
150	Realty Income Corp.	5,018
197	Tanger Factory Outlet Centers	5,536
247	Taubman Centers, Inc.	15,136
284	Washington Real Estate Investment Trust	8,228

		112,393

	Total Financials	230,940

	Health Care — 6.1%
	Biotechnology — 0.4%
31	Amgen, Inc.	1,798
242	Isis Pharmaceuticals, Inc. (a)	2,009

		3,807

	Health Care Equipment & Supplies — 1.6%
163	Stryker Corp.	7,809
52	Varian Medical Systems, Inc. (a)	3,054
125	Zimmer Holdings, Inc. (a)	6,589

		17,452

SHARES	SECURITY DESCRIPTION	VALUE($)

	Life Sciences Tools & Services — 0.3%
82	Agilent Technologies, Inc. (a)	3,047

	Pharmaceuticals — 3.8%
144	Bristol-Myers Squibb Co.	4,552
586	Eli Lilly & Co.	21,784
218	Johnson & Johnson	14,028

		40,364

	Total Health Care	64,670

	Industrials — 11.8%
	Aerospace & Defense — 3.6%
201	Boeing Co. (The)	13,204
229	Lockheed Martin Corp.	17,381
52	Northrop Grumman Corp.	2,986
111	Raytheon Co.	4,916

		38,487

	Air Freight & Logistics — 1.1%
92	FedEx Corp.	7,553
60	United Parcel Service, Inc., Class B	4,243

		11,796

	Electrical Equipment — 0.9%
142	Rockwell Automation, Inc.	9,633

	Industrial Conglomerates — 0.6%
359	General Electric Co.	5,992

	Machinery — 3.7%
107	Caterpillar, Inc.	10,069
72	Deere & Co.	5,442
217	Dover Corp.	12,067
249	Eaton Corp.	11,160

		38,738

	Road & Rail — 1.9%
526	Heartland Express, Inc.	7,052
395	Knight Transportation, Inc.	6,011
288	Werner Enterprises, Inc.	6,815

		19,878

	Total Industrials	124,524

	Information Technology — 13.3%
	Communications Equipment — 0.7%
116	Ciena Corp. (a)	1,523
156	JDS Uniphase Corp. (a)	1,873
94	Motorola Solutions, Inc.	4,406

		7,802

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Computers & Peripherals — 1.1%
413	Dell, Inc. (a)	6,536
179	Hewlett-Packard Co.	4,774

		11,310

	Internet Software & Services — 1.2%
114	eBay, Inc. (a)	3,632
15	Google, Inc., Class A (a)	8,854

		12,486

	IT Services — 2.4%
128	International Business Machines Corp.	23,540
128	SAIC, Inc. (a)	1,596

		25,136

	Semiconductors & Semiconductor Equipment — 7.0%
307	Cypress Semiconductor Corp. (a)	5,874
937	Intel Corp.	22,989
164	Linear Technology Corp.	5,300
352	MEMC Electronic Materials, Inc. (a)	2,109
645	Microchip Technology, Inc.	23,334
63	Novellus Systems, Inc. (a)	2,180
601	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	7,586
141	Texas Instruments, Inc.	4,330

		73,702

	Software — 0.9%
387	Electronic Arts, Inc. (a)	9,038

	Total Information Technology	139,474

	Materials — 7.9%
	Chemicals — 5.0%
191	Dow Chemical Co. (The)	5,336
42	Ecolab, Inc.	2,251
195	OM Group, Inc. (a)	5,640
204	Praxair, Inc.	20,710
51	Sherwin-Williams Co. (The)	4,235
420	Valspar Corp.	14,631

		52,803

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 2.8%
474	AK Steel Holding Corp.	3,948
113	Cliffs Natural Resources, Inc.	7,688
244	Nucor Corp.	9,232
174	U. S. Steel Corp.	4,405
162	Vale S.A., (Brazil), ADR	4,119

		29,392

	Paper & Forest Products — 0.1%
47	International Paper Co.	1,294

	Total Materials	83,489

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
582	AT&T, Inc.	17,055

	Utilities — 6.9%
	Electric Utilities — 2.3%
235	Edison International	9,529
138	Entergy Corp.	9,552
127	FirstEnergy Corp.	5,710

		24,791

	Multi-Utilities — 4.2%
323	Consolidated Edison, Inc.	18,675
154	PG&E Corp.	6,611
573	Wisconsin Energy Corp.	18,579

		43,865

	Water Utilities — 0.4%
179	Aqua America, Inc.	3,978

	Total Utilities	72,634

	Total Short Positions (Proceeds $944,044)	$956,311

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(52)	E-mini S&P 500	12/16/11	$(3,248)	$46

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	21

J.P. Morgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

ADR	— American Depositary Receipt

(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of October 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011

(Amounts in thousands, except per share amounts)

	Research Equity Long/Short Fund		Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$67,204		$963,264
Investments in affiliates, at value	6,222		67,939

Total investment securities, at value	73,426		1,031,203
Deposits at broker for securities sold short	49,547		979,343
Receivables:
Investment securities sold	1,103		12,035
Fund shares sold	479		4,601
Interest and dividends from non-affiliates	74		927
Dividends from affiliates	—	(a)	5
Variation margin on futures contracts	—		52

Total Assets	124,629		2,028,166

LIABILITIES:
Payables:
Securities sold short, at value	48,802		956,311
Dividend expense on securities sold short	59		1,037
Investment securities purchased	1,088		13,892
Interest expense to non-affiliates on securities sold short	—		158
Fund shares redeemed	90		2,230
Accrued liabilities:	—		—
Investment advisory fees	53		739
Administration fees	6		71
Shareholder servicing fees	13		115
Distribution fees	14		54
Custodian and accounting fees	15		28
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	161		213

Total Liabilities	50,301		974,848

Net Assets	$74,328		$1,053,318

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

	Research Equity Long/Short Fund	Research Market Neutral Fund
NET ASSETS:
Paid in capital	$73,891	$1,054,737
Accumulated undistributed (distributions in excess of) net investment income	(1)	(8)
Accumulated net realized gains (losses)	(2,539)	(83,710)
Net unrealized appreciation (depreciation)	2,977	82,299

Total Net Assets	$74,328	$1,053,318

Net Assets:
Class A	$60,605	$165,089
Class B	—	1,547
Class C	657	27,566
Class R5	50	—
Institutional Class	—	517,140
Select Class	13,016	341,976

Total	$74,328	$1,053,318

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,072	11,220
Class B	—	108
Class C	45	1,934
Class R5	3	—
Institutional Class	—	34,121
Select Class	872	22,683

Net Asset Value (b):
Class A — Redemption price per share	$14 .88	$14 .71
Class B — Offering price per share (c)	—	14 .25
Class C — Offering price per share (c)	14 .77	14 .25
Class R5 — Offering and redemption price per share	14 .98	—
Institutional Class — Offering and redemption price per share	—	15 .16
Select Class — Offering and redemption price per share	14 .93	15 .08
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15 .70	$15 .53

Cost of investments in non-affiliates	$63,634	$868,744
Cost of investments in affiliates	6,222	67,939
Proceeds from securities sold short	48,209	944,044

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2011

(Amounts in thousands)

	Research Equity Long/Short Fund	Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$5
Dividend income from non-affiliates	1,491	22,947
Dividend income from affiliates	1	85
Other income	—	1

Total investment income	1,492	23,038

EXPENSES:
Investment advisory fees	983	16,524
Administration fees	70	1,176
Distribution fees:
Class A	178	631
Class B	—	15
Class C	3	205
Shareholder servicing fees:
Class A	178	631
Class B	—	5
Class C	1	68
Class R5	— (a)	—
Institutional Class	—	530
Select Class	18	1,275
Custodian and accounting fees	118	91
Interest expense to affiliates	— (a)	— (a)
Professional fees	84	68
Trustees’ and Chief Compliance Officer’s fees	1	12
Printing and mailing costs	28	138
Registration and filing fees	74	118
Transfer agent fees	47	760
Other	4	25
Dividend expense on securities sold short	1,717	32,084
Interest expense to non-affiliates on securities sold short	123	1,773

Total expenses	3,627	56,129

Less amounts waived	(428)	(6,435)
Less earnings credits	— (a)	— (a)

Net expenses	3,199	49,694

Net investment income (loss)	(1,707)	(26,656)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,646	141,316
Futures	—	1,530
Securities sold short	(5,951)	(161,526)

Net realized gain (loss)	(2,305)	(18,680)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,085	(61,396)
Futures	—	43
Securities sold short	905	55,883

Change in net unrealized appreciation (depreciation)	1,990	(5,470)

Net realized/unrealized gains (losses)	(315)	(24,150)

Change in net assets resulting from operations	$(2,022)	$(50,806)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Research Equity Long/Short Fund			Research Market Neutral Fund
	Year Ended 10/31/2011	Period Ended 10/31/2010 (a)		Year Ended 10/31/2011	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,707)	$(166)		$(26,656)	$(16,578)
Net realized gain (loss)	(2,305)	99		(18,680)	(45,910)
Change in net unrealized appreciation (depreciation)	1,990	987		(5,470)	67,219

Change in net assets resulting from operations	(2,022)	920		(50,806)	4,731

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(121)	—		—	(2,100)
Class B
From net realized gains	—	—		—	(35)
Class C
From net realized gains	— (b)	—		—	(4)
Class R5
From net realized gains	— (b)	—		—	—
Institutional Class
From net realized gains	—	—		—	(1,627)
Select Class
From net realized gains	(8)	—		—	(275)

Total distributions to shareholders	(129)	—		—	(4,041)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	16,764	58,795		(335,981)	1,135,421

NET ASSETS:
Change in net assets	14,613	59,715		(386,787)	1,136,111
Beginning of period	59,715	—		1,440,105	303,994

End of period	$74,328	$59,715		$1,053,318	$1,440,105

Accumulated undistributed (distributions in excess of) net investment income	$(1)	$—	(b)	$(8)	$(5)

(a)	Commencement of operations was May 28, 2010.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Research Equity Long/Short Fund			Research Market Neutral Fund
	Year Ended 10/31/2011		Period Ended 10/31/2010 (a)	Year Ended 10/31/2011	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$69,763		$55,716	$143,110	$399,623
Dividends and distributions reinvested	121		—	—	1,743
Cost of shares redeemed	(61,563)		(2,178)	(304,250)	(241,777)

Change in net assets from Class A capital transactions	$8,321		$53,538	$(161,140)	$159,589

Class B
Proceeds from shares issued	$—		$—	$105	$144
Dividends and distributions reinvested	—		—	—	21
Cost of shares redeemed	—		—	(945)	(1,158)

Change in net assets from Class B capital transactions	$—		$—	$(840)	$(993)

Class C
Proceeds from shares issued	$542		$152	$12,173	$26,117
Dividends and distributions reinvested	—	(b)	—	—	4
Cost of shares redeemed	(19)		—	(8,534)	(1,080)

Change in net assets from Class C capital transactions	$523		$152	$3,639	$25,041

Class R5
Proceeds from shares issued	$—		$50	$—	$—
Dividends and distributions reinvested	—	(b)	—	—	—

Change in net assets from Class R5 capital transactions	$—	(b)	$50	$—	$—

Institutional Class
Proceeds from shares issued	$—		$—	$469,374	$570,907
Dividends and distributions reinvested	—		—	—	1,426
Cost of shares redeemed	—		—	(398,894)	(229,133)

Change in net assets from Institutional Class capital transactions	$—		$—	$70,480	$343,200

Select Class
Proceeds from shares issued	$15,166		$5,055	$260,330	$676,296
Dividends and distributions reinvested	8		—	—	274
Cost of shares redeemed	(7,254)		—	(508,450)	(67,986)

Change in net assets from Select Class capital transactions	$7,920		$5,055	$(248,120)	$608,584

Total change in net assets from capital transactions	$16,764		$58,795	$(335,981)	$1,135,421

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

	Research Equity Long/Short Fund			Research Market Neutral Fund
	Year Ended 10/31/2011		Period Ended 10/31/2010 (a)	Year Ended 10/31/2011	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	4,614		3,667	9,562	26,216
Reinvested	8		—	—	114
Redeemed	(4,074)		(143)	(20,381)	(15,932)

Change in Class A Shares	548		3,524	(10,819)	10,398

Class B
Issued	—		—	7	9
Reinvested	—		—	—	2
Redeemed	—		—	(65)	(78)

Change in Class B Shares	—		—	(58)	(67)

Class C
Issued	36		10	838	1,760
Reinvested	—	(b)	—	—	— (b)
Redeemed	(1)		—	(591)	(73)

Change in Class C Shares	35		10	247	1,687

Class R5
Issued	—		3	—	—
Reinvested	—	(b)	—	—	—

Change in Class R5 Shares	—	(b)	3	—	—

Institutional Class
Issued	—		—	30,584	36,574
Reinvested	—		—	—	91
Redeemed	—		—	(26,121)	(14,744)

Change in Institutional Class Shares	—		—	4,463	21,921

Select Class
Issued	1,018		337	16,905	43,399
Reinvested	1		—	—	18
Redeemed	(484)		—	(33,253)	(4,386)

Change in Select Class Shares	535		337	(16,348)	39,031

(a)	Commencement of operations was May 28, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Research Equity Long/Short Fund
Class A
Year Ended October 31, 2011	$15.41	$(0.33	)(g)	$(0.18)	$(0.51)	$(0.02)
May 28, 2010 (f) through October 31, 2010	15.00	(0.13	)(g)	0.54	0.41	—

Class C
Year Ended October 31, 2011	15.38	(0.39	)(g)	(0.20)	(0.59)	(0.02)
May 28, 2010 (f) through October 31, 2010	15.00	(0.13	)(g)	0.51	0.38	—

Class R5
Year Ended October 31, 2011	15.44	(0.27	)(g)	(0.17)	(0.44)	(0.02)
May 28, 2010 (f) through October 31, 2010	15.00	(0.08	)(g)	0.52	0.44	—

Select Class
Year Ended October 31, 2011	15.43	(0.29	)(g)	(0.19)	(0.48)	(0.02)
May 28, 2010 (f) through October 31, 2010	15.00	(0.09	)(g)	0.52	0.43	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.75% and 2.29% for 2011 and 1.75% and 3.24% for 2010; for Class C are 2.25% and 2.73% for 2011 and 2.22% and 5.40% for 2010; for Class R5 are 1.30% and 1.83% for 2011 and 1.28% and 5.22% for 2010; for Select Class are 1.50% and 2.04% for 2011 and 1.48% and 5.39% for 2010 respectively.
(f)	Commencement of operations.
(g)	Calculated based upon average shares outstanding.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding short sales) (b)	Portfolio turnover rate (including short sales) (b)

$14.88	(3.29)%	$60,605	4.09%	(2.19)%	4.63%		151%	255%
15.41	2.73	54,311	3.73	(1.96)	5.22	(h)	63	313

14.77	(3.82)	657	4.59	(2.62)	5.07		151	255
15.38	2.53	156	4.03	(2.08)	7.21	(h)	63	313

14.98	(2.83)	50	3.64	(1.75)	4.17		151	255
15.44	2.93	51	3.16	(1.31)	7.10	(h)	63	313

14.93	(3.09)	13,016	3.84	(1.89)	4.38		151	255
15.43	2.87	5,197	3.36	(1.51)	7.27	(h)	63	313

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Research Market Neutral Fund
Class A
Year Ended October 31, 2011	$15.30	$(0.35	)(g)	$(0.24)	$(0.59)	$—	$—	$—	$—
Year Ended October 31, 2010	15.39	(0.31	)(g)	0.37	0.06	—	(0.15)	—	(0.15)
Year Ended October 31, 2009	13.94	(0.25	)(g)	1.70	1.45	—	—	—	—
Year Ended October 31, 2008	14.49	0.10	(g)	(0.49)	(0.39)	(0.13)	—	(0.03)	(0.16)
Year Ended October 31, 2007	14.01	0.40	(g)	0.70	1.10	(0.62)	—	—	(0.62)

Class B
Year Ended October 31, 2011	14.89	(0.41	)(g)	(0.23)	(0.64)	—	—	—	—
Year Ended October 31, 2010	15.05	(0.38	)(g)	0.37	(0.01)	—	(0.15)	—	(0.15)
Year Ended October 31, 2009	13.71	(0.32	)(g)	1.66	1.34	—	—	—	—
Year Ended October 31, 2008	14.27	0.02	(g)	(0.47)	(0.45)	(0.09)	—	(0.02)	(0.11)
Year Ended October 31, 2007	13.81	0.34	(g)	0.67	1.01	(0.55)	—	—	(0.55)

Class C
Year Ended October 31, 2011	14.89	(0.40	)(g)	(0.24)	(0.64)	—	—	—	—
November 2, 2009 (j) through October 31, 2010	15.07	(0.36	)(g)	0.33	(0.03)	—	(0.15)	—	(0.15)

Institutional Class
Year Ended October 31, 2011	15.68	(0.27	)(g)	(0.25)	(0.52)	—	—	—	—
Year Ended October 31, 2010	15.69	(0.23	)(g)	0.37	0.14	—	(0.15)	—	(0.15)
Year Ended October 31, 2009	14.14	(0.19	)(g)	1.74	1.55	—	—	—	—
Year Ended October 31, 2008	14.67	0.18	(g)	(0.50)	(0.32)	(0.17)	—	(0.04)	(0.21)
Year Ended October 31, 2007	14.18	0.49	(g)	0.68	1.17	(0.68)	—	—	(0.68)

Select Class
Year Ended October 31, 2011	15.64	(0.31	)(g)	(0.25)	(0.56)	—	—	—	—
November 2, 2009 (j) through October 31, 2010	15.70	(0.27	)(g)	0.36	0.09	—	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.48% and 1.93% for 2011, 1.48% and 1.95% for 2010, 1.52% and 2.10% for 2009, 1.51% and 2.37% for 2008 and 1.51% and 2.52% for 2007; for Class B are 1.98% and 2.43% for 2011, 1.98% and 2.45% for 2010, 2.02% and 2.64% for 2009, 2.01% and 2.87% for 2008 and 2.01% and 3.07% for 2007; for Class C are 1.98% and 2.43% for 2011 and 1.99% and 2.45% for 2010; for Institutional Class are 0.98% and 1.53% for 2011, 0.98% and 1.55% for 2010, 1.02% and 1.72% for 2009, 1.01% and 1.94% for 2008 and 1.01% and 2.16% for 2007; for Select Class are 1.23% and 1.68% for 2011 and 1.23% and 1.70% for 2010 respectively.
(f)	Commencing with the period ended October 31, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to October 31, 2009, the Fund’s portfolio turnover calculation included short sales.
(g)	Calculated based upon average shares outstanding.
(h)	Includes interest expense (except interest expense on securities sold short) of 0.03%.
(i)	Includes interest expense (except interest expense on securities sold short) of 0.01%.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$14.71	(3.86)%	$165,089	4.04%		(2.32)%	4.49%	105%	231%
15.30	0.42	337,177	3.75		(2.02)	4.22	182	473
15.39	10.40	179,117	3.75	(h)	(1.66)	4.33	218	558
13.94	(2.72)	16,147	3.57	(i)	0.73	4.43	—	517
14.49	8.02	12,603	3.67	(i)	2.81	4.68	—	387

14.25	(4.30)	1,547	4.54		(2.82)	4.99	105	231
14.89	(0.04)	2,479	4.35		(2.57)	4.82	182	473
15.05	9.77	3,512	4.25	(h)	(2.21)	4.87	218	558
13.71	(3.18)	840	4.07	(i)	0.15	4.93	—	517
14.27	7.46	572	4.17	(i)	2.41	5.23	—	387

14.25	(4.30)	27,566	4.54		(2.79)	4.99	105	231
14.89	(0.17)	25,121	4.11		(2.46)	4.57	182	473

15.16	(3.32)	517,140	3.54		(1.79)	4.09	105	231
15.68	0.93	465,026	3.20		(1.49)	3.77	182	473
15.69	10.96	121,365	3.25	(h)	(1.21)	3.95	218	558
14.14	(2.20)	19,158	3.07	(i)	1.25	4.00	—	517
14.67	8.44	29,113	3.17	(i)	3.36	4.32	—	387

15.08	(3.58)	341,976	3.79		(2.06)	4.24	105	231
15.64	0.60	610,302	3.34		(1.73)	3.81	182	473

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Research Equity Long/Short Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Research Market Neutral Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

The investment objective of Research Equity Long/Short Fund is to provide long term capital appreciation.

The investment objective of Research Market Neutral Fund is to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

The Research Equity Long/Short Fund commenced operations on May 28, 2010. Prior to June 10, 2010, Class A, Class C, Class R5 and Select Class Shares were not publicly offered for investment.

Class C and Select Class Shares of the Research Market Neutral Fund commenced operations on November 2, 2009.

Effective November 1, 2009, Class B Shares of the Research Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the

34	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Research Equity Long/Short Fund

	Level 1 Quoted Prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$73,426	$—	$—	$73,426

Total Liabilities (b)	$(47,295)	$(1,507)	$—	$(48,802)

Research Market Neutral Fund

	Level 1 Quoted Prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$1,029,643	$1,560	$—	$1,031,203

Total Liabilities (b)	$(928,927)	$(27,384)	$—	$(956,311)

Appreciation in Other Financial Instruments
Futures Contracts	$46	$—	$—	$46

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of the portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of certain ADRs, the reported value of which is an evaluated price. Please refer to the SOIs for industry specifics of the portfolio holdings.
(c)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures contracts collateral. Please refer to the SOIs for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended October 31, 2011.

B. Futures Contracts — The Research Market Neutral Fund uses index futures contracts to actively manage the long and short equity exposures in the portfolio. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Research Market Neutral Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activities during the year ended October 31, 2011 (amounts in thousands):

	Research Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$1,961	*
Average Notional Balance Short	3,228
Ending Notional Balance Long	—
Ending Notional Balance Short	3,248

*	Average is for the period November 1, 2010 through September 30, 2011.

C. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, a Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense on securities sold short, respectively, in the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the security’s price increases. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the security declines between those dates.

As of October 31, 2011, the Funds had outstanding short sales as listed on their SOIs.

D. Offering and Organization Costs — Offering costs (registration and filing fees) paid in connection with the offering of shares of the Research Equity Long/Short Fund are amortized up to 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time it commenced operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets

36	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually on the Research Equity Long/Short Fund, and are generally declared and paid quarterly on the Research Market Neutral Fund. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Research Equity Long/Short Fund	$(1,665)	$1,706	$(41)
Research Market Neutral Fund	(26,314)	26,653	(339)

The reclassifications for the Funds relate primarily to net operating loss.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.25% of each Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2011, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Funds shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Research Equity Long/Short Fund	0.25%	n/a	0.75%
Research Market Neutral Fund	0.25	0.75%	0.75

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2011, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Research Equity Long/Short Fund	$2	$-
Research Market Neutral Fund	17	21

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Research Equity Long/Short Fund	0.25%	n/a	0.25%	0.05%	n/a	0.25%
Research Market Neutral Fund	0.25	0.25%	0.25	n/a	0.10%	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by the Funds, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Research Equity Long/Short Fund	1.75%	n/a	2.25%	1.30%	n/a	1.50%
Research Market Neutral Fund	1.50	2.00%	2.00	n/a	1.00%	1.25

The contractual expense limitation agreements were in effect for the year ended October 31, 2011. The expense limitation percentages in the table above are in place until at least February 29, 2012.

For the year ended October 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Research Equity Long/Short Fund	$384	$3	$39	$426
Research Market Neutral Fund	5,593	99	530	6,222

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended October 31, 2011 was as follows (amounts in thousands):

Research Equity Long/Short Fund	$2
Research Market Neutral Fund	213

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

38	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2011, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Research Equity Long/Short Fund	$120,068	$118,219	$81,738	$86,322
Research Market Neutral Fund	1,269,724	1,684,560	1,105,743	1,552,349

During the year ended October 31, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Research Equity Long/Short Fund	$70,317	$5,370	$2,261	$3,109
Research Market Neutral Fund	947,980	118,882	35,659	83,223

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Research Equity Long/Short Fund	$122	$7	$129

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Total Distributions Paid
Research Market Neutral Fund	$4,041	$4,041

At October 31, 2011, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Research Equity Long/Short Fund	$-	$(1,785)	$2,223
Research Market Neutral Fund	-	(43,866)	42,457

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation and wash sale loss deferrals.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

As of October 31, 2011, the Funds had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2018	2019	Total
Research Equity Long/Short Fund	$—	$1,785	$1,785
Research Market Neutral Fund	6,154	37,712	43,866

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Funds’ borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Funds’ borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Research Market Neutral Fund, which collectively represent a significant portion of the Fund’s assets.

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate 17.1% of the net assets of the Research Market Neutral Fund.

Additionally, Research Equity Long/Short Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Fund’s performance.

As of October 31, 2011, the Research Equity Long/Short Fund pledged substantially all of its assets for securities sold short to BNP Paribas and the Research Market Neutral Fund pledged substantially all of its assets for securities sold short to Goldman Sachs & Co. For the Research Equity Long/Short Fund and the Research Market Neutral Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at BNP Paribas or Goldman Sachs & Co., respectively.

40	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Research Equity Long/Short Fund and JPMorgan Research Market Neutral Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Research Equity Long/Short Fund and JPMorgan Research Market Neutral Fund (each a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2011

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	41

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

42	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	43

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006; from April 2005 to February 2006, Associate, J.P. Morgan Funds Management.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

44	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2011, and continued to hold your shares at the end of the reporting period, October 31, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
Research Equity Long Short Fund
Class A
Actual	$1,000.00	$958.80	$19.40	3.93%
Hypothetical	1,000.00	1,005.39	19.86	3.93
Class C
Actual	1,000.00	956.60	22.88	4.64
Hypothetical	1,000.00	1,001.81	23.41	4.64
Class R5
Actual	1,000.00	961.50	17.25	3.49
Hypothetical	1,000.00	1,007.61	17.66	3.49
Select Class
Actual	1,000.00	960.10	18.53	3.75
Hypothetical	1,000.00	1,006.30	18.96	3.75

Research Market Neutral Fund
Class A
Actual	1,000.00	983.90	19.85	3.97
Hypothetical	1,000.00	1,005.19	20.07	3.97
Class B
Actual	1,000.00	982.10	22.33	4.47
Hypothetical	1,000.00	1,002.67	22.56	4.47
Class C
Actual	1,000.00	982.10	22.88	4.58
Hypothetical	1,000.00	1,002.12	23.11	4.58
Institutional Class
Actual	1,000.00	987.00	17.98	3.59
Hypothetical	1,000.00	1,007.11	18.16	3.59
Select Class
Actual	1,000.00	986.30	19.02	3.80
Hypothetical	1,000.00	1,006.05	19.21	3.80

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreement for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s ongoing compliance processes and structures. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider

46	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the performance of the Research Equity Long/Short Fund since its inception as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Research Market Neutral Fund’s performance was in the fourth, first and first quintiles for Class A shares for the one-, three- and five-year periods ended December 31, 2010, respectively, and in the fourth quintile for Select Class shares for the one-year period ended December 31, 2010 and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Research Equity Long/Short Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Research Market Neutral Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile and that the actual total expenses for both Class A and Select Class Shares were in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

48	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Long Term Capital Gain Designation — 15%

The Research Equity Long/Short Fund hereby designates approximately $7,000 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended October 31, 2011.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	49

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. October 2011.	AN-SPEC-1011

Annual Report

Highbridge Funds

October 31, 2011

Highbridge Statistical Market Neutral Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 23, 2011 (Unaudited)

Dear Shareholder:

Early this year, the U.S. economy appeared to gain some momentum, and investors seemed to have greater confidence in the ability of the U.S. economy to recover from the devastating financial crisis of three years ago.

“Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer.”

By June, however, investors’ confidence quickly waned. Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer. In early August, each of the three major U.S. stock indices experienced its worst one-day performance since December 1, 2008.

Today, investors still appear to lack confidence in the ability of European governments to combat the region’s debt crisis. The continued uncertainty surrounding global economic growth has continued to dampen their appetite for risk, leading to heightened equity market volatility.

On a more positive note, however, recent economic data on auto sales, payroll employment, and manufacturing activity all appear to indicate that the U.S. has avoided a double dip recession — at least for now. That being said, as we look ahead into 2012, European debt concerns and soft economic data are likely to continue to impact our global markets.

European credit woes trigger equity downturn

Uncertainty surrounding the European debt crisis and concerns surrounding slowing economic growth helped trigger a sharp downturn in equities in the third quarter of 2011. This downturn was not enough to erase earlier gains, as the Standard & Poor’s 500 Index (“S&P 500 Index”) finished the 12-month period ended October 31, 2011 at a level of 1,253, an 8.1% increase from 12 months earlier.

Global stock indices followed a similar path, as early gains were reversed by growing anxiety over the European financial crisis and weakness in emerging market economies. As of the end of the 12-month reporting period, the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) had returned -4.1%, while the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes) had returned -7.7% for the same reporting period.

Anxiety over global crisis drives investors to safety

Weak economic growth and a worsening European debt crisis boosted the fixed income market, as investors found retreat in ultra-safe U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 5.0%, the Barclays Capital High Yield Index returned 5.2%, while the Barclays Capital Emerging Markets Index returned 3.8% for the 12-month period ended October 31, 2011.

Amid sluggish economic data and continued euro zone debt concerns, U.S. Treasury securities maturing in 10 years or more soared in price, pushing yields to historic lows. At one point, 10-year U.S. Treasury yields dipped below 2%, the lowest level since the 1940s. The yields on the benchmark 10-year U.S. Treasury dropped from 2.6% 12 months ago to 2.2% as of October 31, 2011. Yields on the 30-year U.S. Treasury also declined, falling from 4.0% to 3.2% as of the end of the 12-month period, while the two-year note was unchanged at 0.3%.

Can policy initiatives provide a measure of relief?

Over the past several months, investors have grappled with U.S. and European political gridlock as well as sovereign debt issues that have provoked fears of escalating contagion in the European debt crisis. This situation remains an ongoing source of concern, and until further efforts are made to stabilize the crisis in that region, we believe investors should expect continued market volatility — particularly in the short run.

Looking forward, however, we believe U.S. stocks may be positioned to grow in 2012, particularly given current valuations and the prospects for growth in corporate earnings. However, this growth will depend on many factors, including policy initiatives, additional monetary stimulus, as well as other efforts to promote stability. Until this occurs, the uncertain climate appears to suggest the need for a balanced investment strategy — including a focus on risk management and a diversified approach to fixed income investing.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2012 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	1

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-3.32%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.13%

Net Assets as of 10/31/2011 (In Thousands)	$1,125,563

INVESTMENT OBJECTIVE**

The Highbridge Statistical Market Neutral Fund (the “Fund”) seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks, while neutralizing the general risks associated with stock market investing.

HOW DID THE MARKET PERFORM?

Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support U.S. stock prices during the first half of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in April 2011. This negative mood among investors worsened as the market seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. In our view, each of these factors helped trigger a sharp downturn in U.S. stock prices in the third quarter of 2011. Stocks rebounded in October 2011 as better-than-expected economic data caused investors to regain their appetite for risk. In the end, U.S. stocks gained for the twelve months ended October 31, 2011.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the twelve months ended October 31, 2011.

Highbridge Capital Management, LLC (“Highbridge”) used its four forecast themes — fundamental, relative value, event/news and technical/liquidity — to attempt to differentiate between attractive and unattractive stocks during the reporting period.

During the reporting period, Highbridge believed that investors’ sensitivity to the flurry of macroeconomic and geopolitical news created highly correlated price movements among U.S. stocks. This sensitivity caused investors to routinely ignore fundamentals and companies’ financial statement information. These factors hurt the Fund’s relative value forecasts, which sought to identify stocks that appeared to be mispriced relative to their peers, and the Fund’s fundamental forecasts, which took a long-term perspective and sought stocks that generate strong cash flows and efficiently use their capital base. Both of these forecast themes detracted from the Fund’s return during the reporting period.

The Fund’s technical forecasts modestly detracted from the Fund’s return during the reporting period. The technical forecasts are based on the idea that stock prices react to and correct short-term imbalances in supply and demand. The technical forecasts attempted to identify opportunities to exploit these short-term imbalances and by providing liquidity to markets (buying or selling stocks) to make a profit.

The Fund’s event/news forecasts contributed to the Fund’s return during the reporting period. These forecasts attempted to identify and incorporate news or other real time information that may impact stock prices. While investors ignored fundamentals during the reporting period, stock-specific headlines impacted stock prices during the reporting period, which benefited the Fund’s event/news forecasts.

HOW WAS THE FUND POSITIONED?

During the reporting period, Highbridge managed the Fund using its proprietary quantitative investment approach. The Fund focused on stock selection and relied on its four forecast themes, which the Fund’s portfolio managers believe should drive stock performance over time. The forecasting component of the process sought to identify equity securities expected to potentially outperform or underperform other equity securities with similar industry and risk characteristics. Highbridge selected the Fund’s holdings by balancing expected returns predicted by its forecasting model against expectations of common market risks and stock-specific risks in the Fund’s portfolio. Highbridge achieved this balance through the use of their proprietary optimization software. The Fund was rebalanced throughout each trading day using a proprietary electronic trading system. The Fund invested across mid- and large-cap U.S. stocks and attempted to generate returns based on the relative price movements of the positions in the Fund, and not the direction of the broad market.

2	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Intel Corp.	1.7%
2.	Philip Morris International, Inc.	1.4
3.	Marathon Oil Corp.	1.4
4.	TRW Automotive Holdings Corp.	1.3
5.	Gilead Sciences, Inc.	1.2
6.	Apache Corp.	1.2
7.	UnitedHealth Group, Inc.	1.0
8.	UGI Corp.	1.0
9.	QEP Resources, Inc.	1.0
10.	Sohu.com, Inc. (China)	0.9

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	McDonald’s Corp.	1.9%
2.	CarMax, Inc.	1.8
3.	E.I. du Pont de Nemours & Co.	1.7
4.	Dominion Resources, Inc.	1.6
5.	Xilinx, Inc.	1.4
6.	Teradata Corp.	1.3
7.	Occidental Petroleum Corp.	1.2
8.	Johnson & Johnson	1.2
9.	PPG Industries, Inc.	1.2
10.	Mattel, Inc.	1.2

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	16.1%
Consumer Discretionary	14.7
Health Care	14.1
Industrials	10.6
Energy	10.5
Utilities	7.9
Financials	6.9
Materials	6.8
Consumer Staples	4.3
Telecommunication Services	1.3
Short-term Investment	6.8

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	18.0%
Consumer Discretionary	17.1
Energy	12.5
Health Care	12.4
Industrials	12.0
Materials	8.8
Financials	8.6
Utilities	5.3
Consumer Staples	3.9
Telecommunication Services	1.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles gener- ally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of October 31, 2011. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of October 31, 2011. The Fund’s composition is subject to change.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	3

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/05
Without Sales Charge		(3.48)%	(0.37)%	0.72%
With Sales Charge*		(8.54)	(1.43)	(0.20)
CLASS C SHARES	11/30/05
Without CDSC		(4.00)	(0.88)	0.21
With CDSC**		(5.00)	(0.88)	0.21
SELECT CLASS SHARES	11/30/05	(3.32)	(0.14)	0.96

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/05 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Statistical Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Index from November 30, 2005 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the

Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 93.6% (j)
	Common Stocks — 87.2%
	Consumer Discretionary — 13.7%
	Auto Components — 1.3%
23	Autoliv, Inc., (Sweden)	1,301
10	Goodyear Tire & Rubber Co. (The) (a)	144
327	TRW Automotive Holdings Corp. (a)	13,778

		15,223

	Automobiles — 0.1%
9	Ford Motor Co. (a)	110
37	Harley-Davidson, Inc.	1,457
2	Thor Industries, Inc.	58

		1,625

	Distributors — 0.5%
99	Genuine Parts Co.	5,708
1	LKQ Corp. (a)	32
3	Pool Corp.	83

		5,823

	Diversified Consumer Services — 1.3%
105	Apollo Group, Inc., Class A (a)	4,995
10	Coinstar, Inc. (a)	462
37	Hillenbrand, Inc.	778
8	ITT Educational Services, Inc. (a)	508
225	Sotheby’s	7,911

		14,654

	Hotels, Restaurants & Leisure — 2.0%
89	Bob Evans Farms, Inc.	2,918
208	Brinker International, Inc.	4,773
20	Buffalo Wild Wings, Inc. (a)	1,342
4	CEC Entertainment, Inc.	119
22	Chipotle Mexican Grill, Inc. (a)	7,332
12	Choice Hotels International, Inc.	419
17	Cracker Barrel Old Country Store, Inc.	710
9	Gaylord Entertainment Co. (a)	216
2	Las Vegas Sands Corp. (a)	81
11	PF Chang’s China Bistro, Inc.	337
6	Pinnacle Entertainment, Inc. (a)	63
116	Scientific Games Corp., Class A (a)	1,007
2	Texas Roadhouse, Inc.	30
33	WMS Industries, Inc. (a)	726
83	Wyndham Worldwide Corp.	2,787

		22,860

	Household Durables — 0.9%
25	D.R. Horton, Inc.	273
109	Harman International Industries, Inc.	4,685
18	Leggett & Platt, Inc.	392
161	Newell Rubbermaid, Inc.	2,389

SHARES		SECURITY DESCRIPTION	VALUE($)

		Household Durables — Continued
2		NVR, Inc. (a)	1,515
7		Tupperware Brands Corp.	408

			9,662

		Internet & Catalog Retail — 0.3%
70		Expedia, Inc.	1,826
4		HSN, Inc.	126
13		NetFlix, Inc. (a)	1,098

			3,050

		Leisure Equipment & Products — 0.2%
65		Brunswick Corp.	1,141
14		Polaris Industries, Inc.	904

			2,045

		Media — 1.6%
286		Cablevision Systems Corp., Class A	4,138
66		Cinemark Holdings, Inc.	1,371
1		DG FastChannel, Inc. (a)	14
8		DISH Network Corp., Class A (a)	188
302		Interpublic Group of Cos., Inc. (The)	2,862
8		Liberty Media Corp. - Liberty Starz, Class A (a)	543
162		Live Nation Entertainment, Inc. (a)	1,518
54		McGraw-Hill Cos., Inc. (The)	2,276
—	(h)	New York Times Co. (The), Class A (a)	3
77		News Corp., Class A	1,350
78		Viacom, Inc., Class B	3,399

			17,662

		Multiline Retail — 1.4%
1		Big Lots, Inc. (a)	22
102		Dillard’s, Inc., Class A	5,255
129		Kohl’s Corp.	6,845
125		Macy’s, Inc.	3,817

			15,939

		Specialty Retail — 3.8%
6		Aaron’s, Inc.	150
135		ANN, Inc. (a)	3,598
14		Ascena Retail Group, Inc. (a)	415
21		AutoZone, Inc. (a)	6,919
1		Bed Bath & Beyond, Inc. (a)	40
1		Best Buy Co., Inc.	35
111		Chico’s FAS, Inc.	1,372
175		Dick’s Sporting Goods, Inc. (a)	6,858
244		Finish Line, Inc. (The), Class A	4,895
94		Foot Locker, Inc.	2,062
13		GameStop Corp., Class A (a)	330
4		Gap, Inc. (The)	71
24		Group 1 Automotive, Inc.	1,110

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	5

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Specialty Retail — Continued
174		Home Depot, Inc.	6,223
60		Lowe’s Cos., Inc.	1,261
45		O’Reilly Automotive, Inc. (a)	3,456
37		Penske Automotive Group, Inc.	751
12		PetSmart, Inc.	564
1		Pier 1 Imports, Inc. (a)	13
76		RadioShack Corp.	901
7		Sally Beauty Holdings, Inc. (a)	132
31		Select Comfort Corp. (a)	654
21		Staples, Inc.	314
7		TJX Cos., Inc.	429

			42,553

		Textiles, Apparel & Luxury Goods — 0.3%
25		Hanesbrands, Inc. (a)	663
14		Jones Group, Inc. (The)	158
—	(h)	Quiksilver, Inc. (a)	—	(h)
27		Steven Madden Ltd. (a)	978
32		Warnaco Group, Inc. (The) (a)	1,587
2		Wolverine World Wide, Inc.	73

			3,459

		Total Consumer Discretionary	154,555

		Consumer Staples — 4.1%
		Beverages — 1.0%
344		Coca-Cola Enterprises, Inc.	9,216
22		Constellation Brands, Inc., Class A (a)	438
6		Dr. Pepper Snapple Group, Inc.	221
—	(h)	Molson Coors Brewing Co., Class B	13
14		PepsiCo, Inc.	904

			10,792

		Food & Staples Retailing — 0.1%
5		Casey’s General Stores, Inc.	254
6		Pricesmart, Inc.	421
19		Safeway, Inc.	363
56		SUPERVALU, Inc.	447

			1,485

		Food Products — 0.9%
5		Campbell Soup Co.	151
93		ConAgra Foods, Inc.	2,363
104		Dean Foods Co. (a)	1,013
9		Diamond Foods, Inc.	565
1		Green Mountain Coffee Roasters, Inc. (a)	52
—	(h)	J&J Snack Foods Corp.	17
9		Lancaster Colony Corp.	604
1		Snyders-Lance, Inc.	15

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — Continued
272		Tyson Foods, Inc., Class A	5,256

			10,036

		Household Products — 0.5%
8		Clorox Co. (The)	509
5		Colgate-Palmolive Co.	448
28		Energizer Holdings, Inc. (a)	2,038
44		Kimberly-Clark Corp.	3,086
1		Procter & Gamble Co. (The)	71

			6,152

		Tobacco — 1.6%
75		Altria Group, Inc.	2,076
218		Philip Morris International, Inc.	15,198
8		Vector Group Ltd.	137

			17,411

		Total Consumer Staples	45,876

		Energy — 9.8%
		Energy Equipment & Services — 2.7%
113		Baker Hughes, Inc.	6,527
1		Basic Energy Services, Inc. (a)	11
108		Complete Production Services, Inc. (a)	3,556
—	(h)	Gulfmark Offshore, Inc., Class A (a)	17
177		Halliburton Co.	6,631
176		Helix Energy Solutions Group, Inc. (a)	3,178
9		Helmerich & Payne, Inc.	476
222		Key Energy Services, Inc. (a)	2,874
30		Newpark Resources, Inc. (a)	269
247		Patterson-UTI Energy, Inc.	5,018
71		RPC, Inc.	1,318
5		SEACOR Holdings, Inc.	402
21		Tetra Technologies, Inc. (a)	204
4		Unit Corp. (a)	176

			30,657

		Oil, Gas & Consumable Fuels — 7.1%
128		Apache Corp.	12,717
—	(h)	Berry Petroleum Co., Class A	10
—	(h)	Bill Barrett Corp. (a)	13
171		CVR Energy, Inc. (a)	4,235
148		Devon Energy Corp.	9,616
25		EXCO Resources, Inc.	318
120		Forest Oil Corp. (a)	1,402
153		Gran Tierra Energy, Inc., (Canada) (a)	929
136		HollyFrontier Corp.	4,161
583		Marathon Oil Corp.	15,188
161		Newfield Exploration Co. (a)	6,462

SEE NOTES TO FINANCIAL STATEMENTS.

6	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Oil, Gas & Consumable Fuels — Continued
3		Peabody Energy Corp.	117
288		QEP Resources, Inc.	10,221
1		Southern Union Co.	21
4		Spectra Energy Corp.	117
157		Stone Energy Corp. (a)	3,824
5		Swift Energy Co. (a)	164
61		Valero Energy Corp.	1,493
36		W&T Offshore, Inc.	714
10		Western Refining, Inc. (a)	162
261		Williams Cos., Inc. (The)	7,867

			79,751

		Total Energy	110,408

		Financials — 6.5%
		Capital Markets — 1.4%
165		American Capital Ltd. (a)	1,282
112		Ameriprise Financial, Inc.	5,208
30		BGC Partners, Inc., Class A	207
19		Evercore Partners, Inc., Class A	532
32		Franklin Resources, Inc.	3,434
—	(h)	Jefferies Group, Inc.	5
44		Knight Capital Group, Inc., Class A (a)	544
28		Morgan Stanley	487
115		SEI Investments Co.	1,865
63		TD Ameritrade Holding Corp.	1,064
46		Waddell & Reed Financial, Inc., Class A	1,280

			15,908

		Commercial Banks — 1.5%
54		CapitalSource, Inc.	346
18		Cullen/Frost Bankers, Inc.	890
249		East West Bancorp, Inc.	4,849
14		Fifth Third Bancorp	170
—	(h)	Fulton Financial Corp.	2
65		KeyCorp	457
4		M&T Bank Corp.	313
—	(h)	PacWest Bancorp	6
1		Prosperity Bancshares, Inc.	28
13		Signature Bank (a)	701
98		SVB Financial Group (a)	4,506
15		U.S. Bancorp	385
118		Wells Fargo & Co.	3,066
—	(h)	Westamerica Bancorp	20
—	(h)	Wintrust Financial Corp.	9
50		Zions Bancorp	860

			16,608

SHARES		SECURITY DESCRIPTION	VALUE($)

		Consumer Finance — 0.2%
35		Capital One Financial Corp.	1,612
—	(h)	Cash America International, Inc.	2
22		Ezcorp, Inc., Class A (a)	614

			2,228

		Diversified Financial Services — 0.7%
2		CME Group, Inc.	676
13		IntercontinentalExchange, Inc. (a)	1,741
163		NASDAQ OMX Group, Inc. (The) (a)	4,088
—	(h)	PHH Corp. (a)	2
17		Portfolio Recovery Associates, Inc. (a)	1,172

			7,679

		Insurance — 1.8%
1		Alleghany Corp. (a)	186
8		Amtrust Financial Services, Inc.	196
32		Aon Corp.	1,482
97		Assurant, Inc.	3,734
50		Brown & Brown, Inc.	1,105
3		CNA Financial Corp.	68
31		Erie Indemnity Co., Class A	2,419
44		Fidelity National Financial, Inc., Class A	677
137		First American Financial Corp.	1,639
117		Genworth Financial, Inc., Class A (a)	745
42		Hanover Insurance Group, Inc. (The)	1,616
197		Lincoln National Corp.	3,762
80		Marsh & McLennan Cos., Inc.	2,436
2		Mercury General Corp.	71
45		Old Republic International Corp.	394
—	(h)	Reinsurance Group of America, Inc.	2

			20,532

		Real Estate Investment Trusts (REITs) — 0.7%
5		Alexandria Real Estate Equities, Inc.	358
8		Boston Properties, Inc.	804
5		Camden Property Trust	277
—	(h)	Corporate Office Properties Trust	5
10		DDR Corp.	129
—	(h)	Duke Realty Corp.	1
12		Equity Residential	708
2		Federal Realty Investment Trust	136
9		Highwoods Properties, Inc.	281
8		Home Properties, Inc.	487
18		Omega Healthcare Investors, Inc.	317
12		Plum Creek Timber Co., Inc.	450
1		Public Storage	140
2		Rayonier, Inc.	95

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	7

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Real Estate Investment Trusts (REITs) — Continued
3		Realty Income Corp.	94
—	(h)	Senior Housing Properties Trust	9
2		Simon Property Group, Inc.	238
2		SL Green Realty Corp.	133
16		Taubman Centers, Inc.	987
70		UDR, Inc.	1,749

			7,398

		Real Estate Management & Development — 0.2%
33		Jones Lang LaSalle, Inc.	2,149

		Thrifts & Mortgage Finance — 0.0% (g)
—	(h)	Capitol Federal Financial, Inc.	2
—	(h)	Downey Financial Corp. (a) (f) (i)	—
22		People’s United Financial, Inc.	274
13		Washington Federal, Inc.	172

			448

		Total Financials	72,950

		Health Care — 13.3%
		Biotechnology — 4.8%
21		Alexion Pharmaceuticals, Inc. (a)	1,398
26		Alkermes plc, (Ireland) (a)	459
80		Amgen, Inc.	4,597
1		Amylin Pharmaceuticals, Inc. (a)	17
57		Biogen Idec, Inc. (a)	6,575
148		Celgene Corp. (a)	9,627
41		Cepheid, Inc. (a)	1,467
62		Cubist Pharmaceuticals, Inc. (a)	2,326
313		Gilead Sciences, Inc. (a)	13,058
154		Myriad Genetics, Inc. (a)	3,269
18		Onyx Pharmaceuticals, Inc. (a)	748
74		Opko Health, Inc. (a)	397
2		Pharmasset, Inc. (a)	119
6		Regeneron Pharmaceuticals, Inc. (a)	325
134		United Therapeutics Corp. (a)	5,880
102		Vertex Pharmaceuticals, Inc. (a)	4,042

			54,304

		Health Care Equipment & Supplies — 2.3%
6		Alere, Inc. (a)	146
3		Align Technology, Inc. (a)	78
29		ArthroCare Corp. (a)	886
31		Becton, Dickinson & Co.	2,450
622		Boston Scientific Corp. (a)	3,665
22		CareFusion Corp. (a)	560
13		Cooper Cos., Inc. (The)	869
1		Haemonetics Corp. (a)	49

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care Equipment & Supplies — Continued
189		Hill-Rom Holdings, Inc.	6,372
95		Hologic, Inc. (a)	1,524
16		IDEXX Laboratories, Inc. (a)	1,130
121		Medtronic, Inc.	4,187
2		Sirona Dental Systems, Inc. (a)	80
—	(h)	STERIS Corp.	13
67		Stryker Corp.	3,222
1		Teleflex, Inc.	30
3		West Pharmaceutical Services, Inc.	120

			25,381

		Health Care Providers & Services — 3.7%
14		Aetna, Inc.	557
114		Cardinal Health, Inc.	5,029
12		Chemed Corp.	711
3		CIGNA Corp.	123
141		Community Health Systems, Inc. (a)	2,460
74		Express Scripts, Inc. (a)	3,378
25		Humana, Inc.	2,092
95		McKesson Corp.	7,742
36		Molina Healthcare, Inc. (a)	763
7		Omnicare, Inc.	206
20		PSS World Medical, Inc. (a)	452
216		UnitedHealth Group, Inc.	10,363
4		Universal Health Services, Inc., Class B	141
140		WellCare Health Plans, Inc. (a)	6,863
11		WellPoint, Inc.	733

			41,613

		Health Care Technology — 0.2%
129		Allscripts Healthcare Solutions, Inc. (a)	2,468
2		Cerner Corp. (a)	127

			2,595

		Life Sciences Tools & Services — 0.5%
52		Covance, Inc. (a)	2,637
10		Parexel International Corp. (a)	213
5		PerkinElmer, Inc.	99
71		Pharmaceutical Product Development, Inc.	2,358
—	(h)	Thermo Fisher Scientific, Inc. (a)	15

			5,322

		Pharmaceuticals — 1.8%
10		Bristol-Myers Squibb Co.	317
128		Endo Pharmaceuticals Holdings, Inc. (a)	4,140
117		Hospira, Inc. (a)	3,667
72		Jazz Pharmaceuticals, Inc. (a)	2,822
11		Medicines Co. (The) (a)	198

SEE NOTES TO FINANCIAL STATEMENTS.

8	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Pharmaceuticals — Continued
9	Medicis Pharmaceutical Corp., Class A	358
42	Merck & Co., Inc.	1,434
15	Mylan, Inc. (a)	295
169	Par Pharmaceutical Cos., Inc. (a)	5,178
32	Questcor Pharmaceuticals, Inc. (a)	1,317
7	ViroPharma, Inc. (a)	149

		19,875

	Total Health Care	149,090

	Industrials — 9.9%
	Aerospace & Defense — 1.9%
41	Alliant Techsystems, Inc.	2,391
20	Cubic Corp.	945
111	General Dynamics Corp.	7,149
137	ITT Corp. (a)	6,229
17	Lockheed Martin Corp.	1,255
1	Moog, Inc., Class A (a)	43
33	Northrop Grumman Corp.	1,930
31	Raytheon Co.	1,354
1	Triumph Group, Inc.	64

		21,360

	Air Freight & Logistics — 0.0% (g)
3	United Parcel Service, Inc., Class B	212

	Airlines — 0.2%
290	Delta Air Lines, Inc. (a)	2,474

	Building Products — 0.5%
83	A.O. Smith Corp.	3,078
5	Lennox International, Inc.	146
105	Owens Corning (a)	2,967

		6,191

	Commercial Services & Supplies — 1.2%
3	ABM Industries, Inc.	63
68	Avery Dennison Corp.	1,805
26	Brink’s Co. (The)	725
25	Cintas Corp.	735
24	Copart, Inc. (a)	1,040
4	Corrections Corp. of America (a)	89
37	Covanta Holding Corp.	548
5	Deluxe Corp.	125
158	Herman Miller, Inc.	3,269
9	HNI Corp.	205
41	Pitney Bowes, Inc.	827
109	Republic Services, Inc.	3,114
53	Tetra Tech, Inc. (a)	1,162

		13,707

SHARES		SECURITY DESCRIPTION	VALUE($)

		Construction & Engineering — 0.8%
102		Aecom Technology Corp. (a)	2,144
76		EMCOR Group, Inc.	1,896
1		Fluor Corp.	46
36		KBR, Inc.	992
52		Shaw Group, Inc. (The) (a)	1,203
65		URS Corp. (a)	2,326

			8,607

		Electrical Equipment — 0.4%
23		Acuity Brands, Inc.	1,058
12		Belden, Inc.	381
72		Brady Corp., Class A	2,199
—	(h)	General Cable Corp. (a)	7
1		Hubbell, Inc., Class B	64
1		Regal-Beloit Corp.	59
5		Thomas & Betts Corp. (a)	268

			4,036

		Industrial Conglomerates — 0.0% (g)
4		Raven Industries, Inc.	242

		Machinery — 2.2%
3		Actuant Corp., Class A	76
15		AGCO Corp. (a)	645
8		Crane Co.	354
13		Cummins, Inc.	1,269
76		Dover Corp.	4,216
31		Eaton Corp.	1,373
2		Flowserve Corp.	223
64		Harsco Corp.	1,471
—	(h)	Kaydon Corp.	13
32		Kennametal, Inc.	1,254
18		Mueller Industries, Inc.	737
29		Parker Hannifin Corp.	2,351
1		Robbins & Myers, Inc.	26
—	(h)	Sauer-Danfoss, Inc. (a)	—	(h)
61		Stanley Black & Decker, Inc.	3,868
135		Timken Co.	5,684
20		WABCO Holdings, Inc. (a)	1,004

			24,564

		Professional Services — 0.9%
25		Acacia Research - Acacia Technologies (a)	1,004
68		Dun & Bradstreet Corp. (The)	4,571
94		Manpower, Inc.	4,063

			9,638

		Road & Rail — 1.6%
15		Avis Budget Group, Inc. (a)	217

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	9

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Road & Rail — Continued
223	Con-way, Inc.	6,568
368	CSX Corp.	8,183
31	Knight Transportation, Inc.	467
18	Norfolk Southern Corp.	1,353
18	Union Pacific Corp.	1,776

		18,564

	Trading Companies & Distributors — 0.2%
36	Applied Industrial Technologies, Inc.	1,202
24	RSC Holdings, Inc. (a)	234
3	United Rentals, Inc. (a)	69
16	WESCO International, Inc. (a)	798

		2,303

	Transportation Infrastructure — 0.0% (g)
1	Macquarie Infrastructure Co. LLC	21

	Total Industrials	111,919

	Information Technology — 15.0%
	Communications Equipment — 1.0%
27	Arris Group, Inc. (a)	294
8	Comverse Technology, Inc. (a)	56
26	F5 Networks, Inc. (a)	2,668
145	Finisar Corp. (a)	2,967
232	JDS Uniphase Corp. (a)	2,789
28	Motorola Solutions, Inc.	1,328
1	NETGEAR, Inc. (a)	47
49	Polycom, Inc. (a)	805
1	QUALCOMM, Inc.	62
6	Riverbed Technology, Inc. (a)	158

		11,174

	Computers & Peripherals — 1.5%
16	Apple, Inc. (a)	6,439
348	Dell, Inc. (a)	5,494
2	Hewlett-Packard Co.	59
79	Lexmark International, Inc., Class A (a)	2,519
4	QLogic Corp. (a)	50
8	SanDisk Corp. (a)	421
20	Synaptics, Inc. (a)	686
29	Western Digital Corp. (a)	784

		16,452

	Electronic Equipment, Instruments & Components — 1.3%
3	Anixter International, Inc. (a)	171
1	Coherent, Inc. (a)	30
59	Ingram Micro, Inc., Class A (a)	1,048
432	Jabil Circuit, Inc.	8,892
1	Molex, Inc.	20

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electronic Equipment, Instruments & Components — Continued
—	(h)	Sanmina-SCI Corp. (a)	3
61		Tech Data Corp. (a)	2,999
—	(h)	Universal Display Corp. (a)	14
190		Vishay Intertechnology, Inc. (a)	2,042
3		Vishay Precision Group, Inc. (a)	40

			15,259

		Internet Software & Services — 1.3%
67		IAC/InterActiveCorp. (a)	2,720
29		j2 Global Communications, Inc.	903
90		Monster Worldwide, Inc. (a)	835
161		Sohu.com, Inc., (China) (a)	9,719
1		ValueClick, Inc. (a)	23
5		VeriSign, Inc.	170
9		WebMD Health Corp. (a)	322

			14,692

		IT Services — 1.8%
119		Acxiom Corp. (a)	1,566
2		Alliance Data Systems Corp. (a)	255
73		Broadridge Financial Solutions, Inc.	1,632
126		CACI International, Inc., Class A (a)	6,929
129		Convergys Corp. (a)	1,380
6		DST Systems, Inc.	307
16		Euronet Worldwide, Inc. (a)	311
18		Fidelity National Information Services, Inc.	473
—	(h)	Fiserv, Inc. (a)	21
30		Jack Henry & Associates, Inc.	983
121		Lender Processing Services, Inc.	2,130
4		ManTech International Corp., Class A	142
39		MAXIMUS, Inc.	1,578
3		SAIC, Inc. (a)	37
83		Total System Services, Inc.	1,648
1		Visa, Inc., Class A	131
24		Western Union Co. (The)	423

			19,946

		Semiconductors & Semiconductor Equipment — 3.9%
193		Amkor Technology, Inc. (a)	933
—	(h)	Analog Devices, Inc.	4
106		Broadcom Corp., Class A (a)	3,831
130		Entegris, Inc. (a)	1,169
33		Fairchild Semiconductor International, Inc. (a)	493
472		GT Advanced Technologies, Inc. (a)	3,873
—	(h)	Integrated Device Technology, Inc. (a)	—	(h)
715		Intel Corp.	17,536

SEE NOTES TO FINANCIAL STATEMENTS.

10	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Semiconductors & Semiconductor Equipment — Continued
16		Kulicke & Soffa Industries, Inc. (a)	155
255		LSI Corp. (a)	1,593
209		MEMC Electronic Materials, Inc. (a)	1,250
125		Microsemi Corp. (a)	2,314
81		NVIDIA Corp. (a)	1,205
102		OmniVision Technologies, Inc. (a)	1,660
343		ON Semiconductor Corp. (a)	2,598
337		PMC-Sierra, Inc. (a)	2,138
18		RF Micro Devices, Inc. (a)	135
1		Semtech Corp. (a)	31
74		Skyworks Solutions, Inc. (a)	1,466
137		Teradyne, Inc. (a)	1,956

			44,340

		Software — 4.2%
5		ACI Worldwide, Inc. (a)	156
200		Adobe Systems, Inc. (a)	5,880
5		ANSYS, Inc. (a)	253
19		Blackbaud, Inc.	520
16		BMC Software, Inc. (a)	549
302		Cadence Design Systems, Inc. (a)	3,346
99		Compuware Corp. (a)	834
17		Fair Isaac Corp.	477
18		JDA Software Group, Inc. (a)	584
243		Mentor Graphics Corp. (a)	2,763
345		Microsoft Corp.	9,175
76		Oracle Corp.	2,483
33		Parametric Technology Corp. (a)	683
8		Progress Software Corp. (a)	166
78		Quest Software, Inc. (a)	1,364
2		SolarWinds, Inc. (a)	60
487		Symantec Corp. (a)	8,285
259		Synopsys, Inc. (a)	6,953
255		TiVo, Inc. (a)	2,758
—	(h)	VMware, Inc., Class A (a)	—	(h)

			47,289

		Total Information Technology	169,152

		Materials — 6.3%
		Chemicals — 3.0%
60		Air Products & Chemicals, Inc.	5,137
1		Airgas, Inc.	98
—	(h)	Ashland, Inc.	21
54		CF Industries Holdings, Inc.	8,758
295		Huntsman Corp.	3,464
26		Minerals Technologies, Inc.	1,427

SHARES		SECURITY DESCRIPTION	VALUE($)

		Chemicals — Continued
45		Monsanto Co.	3,301
—	(h)	Olin Corp.	5
55		OM Group, Inc. (a)	1,583
63		PolyOne Corp.	699
3		Praxair, Inc.	352
22		Sherwin-Williams Co. (The)	1,838
16		Solutia, Inc. (a)	254
158		W.R. Grace & Co. (a)	6,617
1		Westlake Chemical Corp.	33

			33,587

		Containers & Packaging — 0.9%
1		Aptargroup, Inc.	29
15		Ball Corp.	523
—	(h)	Boise, Inc.	2
58		Crown Holdings, Inc. (a)	1,955
96		Graphic Packaging Holding Co. (a)	424
58		Owens-Illinois, Inc. (a)	1,156
382		Sealed Air Corp.	6,804

			10,893

		Metals & Mining — 1.9%
892		Alcoa, Inc.	9,596
48		Cliffs Natural Resources, Inc.	3,277
205		Coeur d’Alene Mines Corp. (a)	5,236
94		Hecla Mining Co. (a)	589
27		Newmont Mining Corp.	1,809
2		Nucor Corp.	87
—	(h)	Royal Gold, Inc.	21
10		Schnitzer Steel Industries, Inc., Class A	477

			21,092

		Paper & Forest Products — 0.5%
29		Buckeye Technologies, Inc.	889
5		Deltic Timber Corp.	346
160		International Paper Co.	4,441

			5,676

		Total Materials	71,248

		Telecommunication Services — 1.2%
		Diversified Telecommunication Services — 0.0% (g)
171		Vonage Holdings Corp. (a)	572

		Wireless Telecommunication Services — 1.2%
314		MetroPCS Communications, Inc. (a)	2,667
234		NII Holdings, Inc. (a)	5,502

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	11

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Wireless Telecommunication Services — Continued
223	Telephone & Data Systems, Inc.	5,179

		13,348

	Total Telecommunication Services	13,920

	Utilities — 7.4%
	Electric Utilities — 2.8%
6	Allete, Inc.	229
4	Cleco Corp.	136
1	DPL, Inc.	23
130	Edison International	5,279
122	Entergy Corp.	8,455
159	Exelon Corp.	7,050
7	MGE Energy, Inc.	291
4	NV Energy, Inc.	66
52	PNM Resources, Inc.	934
328	Portland General Electric Co.	8,053
14	UniSource Energy Corp.	508

		31,024

	Gas Utilities — 1.6%
95	Atmos Energy Corp.	3,271
15	Laclede Group, Inc. (The)	594
26	National Fuel Gas Co.	1,610
43	Southwest Gas Corp.	1,688
360	UGI Corp.	10,320

		17,483

	Independent Power Producers & Energy Traders — 0.5%
377	AES Corp. (The) (a)	4,234
50	NRG Energy, Inc. (a)	1,066

		5,300

	Multi-Utilities — 2.5%
7	Alliant Energy Corp.	287
129	Ameren Corp.	4,100
5	Avista Corp.	122
86	CenterPoint Energy, Inc.	1,798
232	CMS Energy Corp.	4,836
120	DTE Energy Co.	6,277
7	Integrys Energy Group, Inc.	394
16	MDU Resources Group, Inc.	340
28	OGE Energy Corp.	1,444
192	PG&E Corp.	8,232
1	Public Service Enterprise Group, Inc.	17
39	TECO Energy, Inc.	725
4	Vectren Corp.	121

		28,693

SHARES		SECURITY DESCRIPTION	VALUE($)

		Water Utilities — 0.0% (g)
9		American Water Works Co., Inc.	269
1		Aqua America, Inc.	25

			294

		Total Utilities	82,794

		Total Common Stocks (Cost $945,118)	981,912

NUMBER OF WARRANTS
Warrant — 0.0% (g)
		Energy — 0.0% (g)
		Oil, Gas & Consumable Fuels — 0.0% (g)
3		Magnum Hunter Resources Corp., expiring 10/14/13 (Cost $—) (a)	—	(h)

SHARES
Short-Term Investment — 6.4%
		Investment Company — 6.4%
71,716		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $71,716)	71,716

		Total Investments — 93.6% (Cost $1,016,834)	1,053,628
		Other Assets in Excess of Liabilities — 6.4%	71,935

		NET ASSETS — 100.0%	$1,125,563

Short Positions — 85.7%
		Common Stocks — 85.7%
		Consumer Discretionary — 14.7%
		Auto Components — 2.1%
82		BorgWarner, Inc. (a)	6,271
270		Dana Holding Corp. (a)	3,822
257		Gentex Corp.	7,750
170		Johnson Controls, Inc.	5,599
5		Tenneco, Inc. (a)	160

			23,602

		Diversified Consumer Services — 0.3%
2		Career Education Corp. (a)	32
—	(h)	DeVry, Inc.	11
54		K12, Inc. (a)	1,875
14		Weight Watchers International, Inc.	1,078

			2,996

		Hotels, Restaurants & Leisure — 3.6%
92		BJ’s Restaurants, Inc. (a)	4,881
—	(h)	Boyd Gaming Corp. (a)	1
12		Cheesecake Factory, Inc. (The) (a)	343

SEE NOTES TO FINANCIAL STATEMENTS.

12	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Hotels, Restaurants & Leisure — Continued
71		Darden Restaurants, Inc.	3,400
197		McDonald’s Corp.	18,285
815		MGM Resorts International (a)	9,389
16		Panera Bread Co., Class A (a)	2,130
24		Vail Resorts, Inc.	1,086
11		Wynn Resorts Ltd.	1,462
—	(h)	Yum! Brands, Inc.	6

			40,983

		Household Durables — 0.5%
3		Jarden Corp.	83
194		KB Home	1,351
17		Lennar Corp., Class A	280
152		MDC Holdings, Inc.	3,407
16		Ryland Group, Inc.	220
115		Standard Pacific Corp. (a)	349
6		Toll Brothers, Inc. (a)	105

			5,795

		Internet & Catalog Retail — 0.1%
—	(h)	priceline.com, Inc. (a)	203
22		Shutterfly, Inc. (a)	909

			1,112

		Leisure Equipment & Products — 1.6%
164		Hasbro, Inc.	6,243
403		Mattel, Inc.	11,368

			17,611

		Media — 1.2%
1		AMC Networks, Inc., Class A (a)	21
—	(h)	Arbitron, Inc.	4
32		Clear Channel Outdoor Holdings, Inc., Class A (a)	358
111		Comcast Corp., Class A	2,600
82		DreamWorks Animation SKG, Inc., Class A (a)	1,518
—	(h)	Gannett Co., Inc.	1
3		John Wiley & Sons, Inc., Class A	154
24		Liberty Media Corp. - Liberty Capital, Class A (a)	1,828
2		Madison Square Garden Co. (The), Class A (a)	53
14		Meredith Corp.	375
16		Omnicom Group, Inc.	706
10		Scripps Networks Interactive, Inc., Class A	424
161		Time Warner, Inc.	5,638
1		Walt Disney Co. (The)	21

			13,701

		Multiline Retail — 1.0%
16		Dollar Tree, Inc. (a)	1,275
233		J.C. Penney Co., Inc.	7,472

SHARES		SECURITY DESCRIPTION	VALUE($)

		Multiline Retail — Continued
20		Saks, Inc. (a)	214
34		Target Corp.	1,844

			10,805

		Specialty Retail — 3.4%
64		Abercrombie & Fitch Co., Class A	4,743
137		Aeropostale, Inc. (a)	1,873
146		American Eagle Outfitters, Inc.	1,920
59		Buckle, Inc. (The)	2,640
26		Cabela’s, Inc. (a)	636
586		CarMax, Inc. (a)	17,603
12		DSW, Inc., Class A	617
14		Genesco, Inc. (a)	831
30		Limited Brands, Inc.	1,278
4		Monro Muffler Brake, Inc.	164
123		Rent-A-Center, Inc.	4,186
10		Tractor Supply Co.	697
50		Urban Outfitters, Inc. (a)	1,376

			38,564

		Textiles, Apparel & Luxury Goods — 0.9%
15		Carter’s, Inc. (a)	570
10		Columbia Sportswear Co.	522
2		Deckers Outdoor Corp. (a)	277
5		Fossil, Inc. (a)	497
—	(h)	Lululemon Athletica, Inc., (Canada) (a)	9
18		Ralph Lauren Corp.	2,866
14		Skechers U.S.A., Inc., Class A (a)	199
58		Under Armour, Inc., Class A (a)	4,921

			9,861

		Total Consumer Discretionary	165,030

		Consumer Staples — 3.4%
		Beverages — 0.9%
187		Beam, Inc.	9,234
15		Coca-Cola Co. (The)	1,046

			10,280

		Food & Staples Retailing — 1.2%
46		Kroger Co. (The)	1,056
210		Sysco Corp.	5,834
25		United Natural Foods, Inc. (a)	926
80		Whole Foods Market, Inc.	5,779

			13,595

		Food Products — 0.6%
5		Archer-Daniels-Midland Co.	150
10		B&G Foods, Inc.	213

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	13

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Food Products — Continued
9	Corn Products International, Inc.	444
12	Darling International, Inc. (a)	171
2	General Mills, Inc.	66
18	H.J. Heinz Co.	965
1	Hershey Co. (The)	67
3	Hormel Foods Corp.	78
14	JM Smucker Co. (The)	1,080
22	McCormick & Co., Inc. (Non-Voting)	1,059
41	Sanderson Farms, Inc.	2,049

		6,342

	Household Products — 0.1%
35	Church & Dwight Co., Inc.	1,527

	Personal Products — 0.5%
24	Estee Lauder Cos., Inc. (The), Class A	2,336
68	Nu Skin Enterprises, Inc., Class A	3,424

		5,760

	Tobacco — 0.1%
4	Lorillard, Inc.	438

	Total Consumer Staples	37,942

	Energy — 10.7%
	Energy Equipment & Services — 3.6%
4	Atwood Oceanics, Inc. (a)	171
9	Bristow Group, Inc.	430
63	Cameron International Corp. (a)	3,102
4	CARBO Ceramics, Inc.	535
52	Diamond Offshore Drilling, Inc.	3,386
27	Dresser-Rand Group, Inc. (a)	1,326
113	Dril-Quip, Inc. (a)	7,370
90	FMC Technologies, Inc. (a)	4,014
16	Hornbeck Offshore Services, Inc. (a)	519
6	ION Geophysical Corp. (a)	49
22	Lufkin Industries, Inc.	1,305
170	Oceaneering International, Inc.	7,099
201	Rowan Cos., Inc. (a)	6,924
80	Tidewater, Inc.	3,954

		40,184

	Oil, Gas & Consumable Fuels — 7.1%
287	Alpha Natural Resources, Inc. (a)	6,910
23	Anadarko Petroleum Corp.	1,778
17	Carrizo Oil & Gas, Inc. (a)	465
10	Cimarex Energy Co.	671
1	Concho Resources, Inc. (a)	89
41	Consol Energy, Inc.	1,754

SHARES		SECURITY DESCRIPTION	VALUE($)

		Oil, Gas & Consumable Fuels — Continued
25		Continental Resources, Inc. (a)	1,495
136		Denbury Resources, Inc. (a)	2,134
2		Energen Corp.	98
6		EQT Corp.	361
165		Gulfport Energy Corp. (a)	5,142
27		Hess Corp.	1,694
22		Magnum Hunter Resources Corp. (a)	101
2		Marathon Petroleum Corp.	61
418		McMoRan Exploration Co. (a)	5,088
51		Noble Energy, Inc.	4,573
129		Occidental Petroleum Corp.	11,952
86		Pioneer Natural Resources Co.	7,203
15		Plains Exploration & Production Co. (a)	475
732		Quicksilver Resources, Inc. (a)	5,633
8		Rosetta Resources, Inc. (a)	336
486		SandRidge Energy, Inc. (a)	3,725
137		Southwestern Energy Co. (a)	5,772
292		Sunoco, Inc.	10,861
41		Tesoro Corp. (a)	1,071
24		World Fuel Services Corp.	965

			80,407

		Total Energy	120,591

		Financials — 7.4%
		Capital Markets — 3.0%
16		Affiliated Managers Group, Inc. (a)	1,519
247		Apollo Investment Corp.	2,046
155		Bank of New York Mellon Corp. (The)	3,291
736		Charles Schwab Corp. (The)	9,037
3		Cohen & Steers, Inc.	76
60		E*Trade Financial Corp. (a)	647
—	(h)	Eaton Vance Corp.	8
102		Federated Investors, Inc., Class B	1,993
97		Goldman Sachs Group, Inc. (The)	10,649
35		Greenhill & Co., Inc.	1,305
32		Legg Mason, Inc.	866
57		Northern Trust Corp.	2,287
5		Stifel Financial Corp. (a)	159

			33,883

		Commercial Banks — 0.7%
24		Bank of Hawaii Corp.	994
100		Comerica, Inc.	2,562
80		First Horizon National Corp.	560
31		FirstMerit Corp.	428
153		FNB Corp.	1,547

SEE NOTES TO FINANCIAL STATEMENTS.

14	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Commercial Banks — Continued
15		SunTrust Banks, Inc.	291
94		TCF Financial Corp.	1,003
11		Texas Capital Bancshares, Inc. (a)	308
30		Valley National Bancorp	356
—	(h)	Webster Financial Corp.	9

			8,058

		Consumer Finance — 0.0% (g)
1		American Express Co.	41

		Diversified Financial Services — 0.4%
67		Citigroup, Inc.	2,132
33		Leucadia National Corp.	891
34		Moody’s Corp.	1,215

			4,238

		Insurance — 2.4%
24		Allstate Corp. (The)	626
1		Arthur J. Gallagher & Co.	18
19		Chubb Corp. (The)	1,284
302		Cincinnati Financial Corp.	8,748
619		CNO Financial Group, Inc. (a)	3,866
3		Delphi Financial Group, Inc., Class A	72
167		Hartford Financial Services Group, Inc.	3,224
3		HCC Insurance Holdings, Inc.	80
5		Kemper Corp.	147
2		RLI Corp.	124
97		StanCorp Financial Group, Inc.	3,288
20		Torchmark Corp.	801
75		Travelers Cos., Inc. (The)	4,387

			26,665

		Real Estate Investment Trusts (REITs) — 0.3%
3		BRE Properties, Inc.	170
8		HCP, Inc.	323
170		Host Hotels & Resorts, Inc.	2,428
32		iStar Financial, Inc. (a)	215
1		Liberty Property Trust	38
3		ProLogis, Inc.	78

			3,252

		Real Estate Management & Development — 0.1%
55		CBRE Group, Inc. (a)	972

		Thrifts & Mortgage Finance — 0.5%
29		Astoria Financial Corp.	243
385		Hudson City Bancorp, Inc.	2,409
274		New York Community Bancorp, Inc.	3,645

SHARES		SECURITY DESCRIPTION	VALUE($)

		Thrifts & Mortgage Finance — Continued
1		Ocwen Financial Corp. (a)	13

			6,310

		Total Financials	83,419

		Health Care — 10.6%
		Biotechnology — 1.7%
14		Ariad Pharmaceuticals, Inc. (a)	161
1		BioMarin Pharmaceutical, Inc. (a)	48
819		Dendreon Corp. (a)	8,965
1		Exelixis, Inc. (a)	4
237		Human Genome Sciences, Inc. (a)	2,431
5		Immunogen, Inc. (a)	61
144		Incyte Corp., Ltd. (a)	1,980
115		InterMune, Inc. (a)	2,942
98		Savient Pharmaceuticals, Inc. (a)	369
26		Seattle Genetics, Inc. (a)	565
55		Theravance, Inc. (a)	1,213

			18,739

		Health Care Equipment & Supplies — 0.9%
60		DENTSPLY International, Inc.	2,208
109		DexCom, Inc. (a)	1,066
47		Edwards Lifesciences Corp. (a)	3,524
1		Insulet Corp. (a)	18
16		Meridian Bioscience, Inc.	299
5		Neogen Corp. (a)	198
4		NxStage Medical, Inc. (a)	85
10		ResMed, Inc. (a)	297
21		St. Jude Medical, Inc.	808
41		Volcano Corp. (a)	1,010

			9,513

		Health Care Providers & Services — 4.1%
—	(h)	Air Methods Corp. (a)	12
13		AMERIGROUP Corp. (a)	724
43		Brookdale Senior Living, Inc. (a)	706
53		Catalyst Health Solutions, Inc. (a)	2,940
2		Centene Corp. (a)	59
25		Coventry Health Care, Inc. (a)	790
25		Emeritus Corp. (a)	446
1		Health Management Associates, Inc., Class A (a)	9
42		Health Net, Inc. (a)	1,176
423		HealthSouth Corp. (a)	7,479
81		Healthspring, Inc. (a)	4,349
77		Henry Schein, Inc. (a)	5,370
130		HMS Holdings Corp. (a)	3,166

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	15

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Health Care Providers & Services — Continued
16	IPC The Hospitalist Co., Inc. (a)	690
36	Laboratory Corp. of America Holdings (a)	3,004
26	Lincare Holdings, Inc.	619
26	Magellan Health Services, Inc. (a)	1,344
175	Owens & Minor, Inc.	5,248
4	Patterson Cos., Inc.	127
117	Quest Diagnostics, Inc.	6,529
191	Tenet Healthcare Corp. (a)	902
1	Universal American Corp.	8
4	VCA Antech, Inc. (a)	71

		45,768

	Health Care Technology — 0.0% (g)
5	athenahealth, Inc. (a)	269
6	Quality Systems, Inc.	233

		502

	Life Sciences Tools & Services — 0.8%
2	Agilent Technologies, Inc. (a)	71
4	Bruker Corp. (a)	63
63	Illumina, Inc. (a)	1,916
9	Life Technologies Corp. (a)	373
11	Mettler-Toledo International, Inc. (a)	1,702
7	Techne Corp.	515
61	Waters Corp. (a)	4,871

		9,511

	Pharmaceuticals — 3.1%
132	Abbott Laboratories	7,103
49	Allergan, Inc.	4,110
12	Auxilium Pharmaceuticals, Inc. (a)	179
241	Eli Lilly & Co.	8,952
31	Impax Laboratories, Inc. (a)	582
180	Johnson & Johnson	11,597
274	Nektar Therapeutics (a)	1,483
8	Salix Pharmaceuticals Ltd. (a)	258
117	Vivus, Inc. (a)	1,104

		35,368

	Total Health Care	119,401

	Industrials — 10.3%
	Aerospace & Defense — 1.3%
2	BE Aerospace, Inc. (a)	84
65	Boeing Co. (The)	4,307
19	Esterline Technologies Corp. (a)	1,075
190	Hexcel Corp. (a)	4,693
4	Huntington Ingalls Industries, Inc. (a)	109

SHARES		SECURITY DESCRIPTION	VALUE($)

		Aerospace & Defense — Continued
8		Precision Castparts Corp.	1,326
14		Rockwell Collins, Inc.	773
109		Spirit Aerosystems Holdings, Inc., Class A (a)	1,862
5		Teledyne Technologies, Inc. (a)	261
—	(h)	TransDigm Group, Inc. (a)	10

			14,500

		Air Freight & Logistics — 0.9%
148		C.H. Robinson Worldwide, Inc.	10,280

		Airlines — 1.0%
28		Alaska Air Group, Inc. (a)	1,888
30		Allegiant Travel Co. (a)	1,578
360		AMR Corp. (a)	947
415		JetBlue Airways Corp. (a)	1,857
32		SkyWest, Inc.	433
553		Southwest Airlines Co.	4,726

			11,429

		Building Products — 0.4%
208		Masco Corp.	1,993
1		Simpson Manufacturing Co., Inc.	17
319		USG Corp. (a)	2,956

			4,966

		Commercial Services & Supplies — 0.6%
11		Clean Harbors, Inc. (a)	627
20		GEO Group, Inc. (The) (a)	361
12		Healthcare Services Group, Inc.	206
131		Interface, Inc., Class A	1,710
41		Mobile Mini, Inc. (a)	739
2		Rollins, Inc.	46
42		Stericycle, Inc. (a)	3,522
2		United Stationers, Inc.	72

			7,283

		Construction & Engineering — 0.2%
70		MasTec, Inc. (a)	1,506
9		Quanta Services, Inc. (a)	190

			1,696

		Electrical Equipment — 0.9%
44		AMETEK, Inc.	1,727
343		GrafTech International Ltd. (a)	5,393
1		Polypore International, Inc. (a)	72
29		Roper Industries, Inc.	2,383
11		Woodward, Inc.	377

			9,952

SEE NOTES TO FINANCIAL STATEMENTS.

16	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Industrial Conglomerates — 0.4%
86		Danaher Corp.	4,168

		Machinery — 2.6%
26		3D Systems Corp. (a)	416
1		Barnes Group, Inc.	25
58		Chart Industries, Inc. (a)	3,269
16		CLARCOR, Inc.	759
93		Deere & Co.	7,042
14		Graco, Inc.	592
56		Illinois Tool Works, Inc.	2,723
10		Joy Global, Inc.	891
41		Manitowoc Co., Inc. (The)	449
97		PACCAR, Inc.	4,192
13		Pall Corp.	645
54		Pentair, Inc.	1,953
12		Terex Corp. (a)	200
202		Trinity Industries, Inc.	5,506
—	(h)	Valmont Industries, Inc.	8
8		Wabtec Corp.	543

			29,213

		Marine — 0.0% (g)
7		Alexander & Baldwin, Inc.	271
3		Kirby Corp. (a)	164

			435

		Professional Services — 0.1%
5		CoStar Group, Inc. (a)	309
7		Equifax, Inc.	244
—	(h)	IHS, Inc., Class A (a)	14
8		Robert Half International, Inc.	211

			778

		Road & Rail — 0.5%
6		Genesee & Wyoming, Inc., Class A (a)	353
38		Hertz Global Holdings, Inc. (a)	442
52		Kansas City Southern (a)	3,291
18		Landstar System, Inc.	803
1		Old Dominion Freight Line, Inc. (a)	44
2		Ryder System, Inc.	99

			5,032

		Trading Companies & Distributors — 1.4%
168		Fastenal Co.	6,403
10		GATX Corp.	380
32		TAL International Group, Inc.	881
26		W.W. Grainger, Inc.	4,370

SHARES		SECURITY DESCRIPTION	VALUE($)

		Trading Companies & Distributors — Continued
69		Watsco, Inc.	4,252

			16,286

		Total Industrials	116,018

		Information Technology — 15.4%
		Communications Equipment — 1.6%
30		Acme Packet, Inc. (a)	1,079
353		Aruba Networks, Inc. (a)	8,362
141		Brocade Communications Systems, Inc. (a)	617
68		Ciena Corp. (a)	895
2		EchoStar Corp., Class A (a)	53
135		Infinera Corp. (a)	984
49		Juniper Networks, Inc. (a)	1,192
34		Loral Space & Communications, Inc. (a)	2,045
210		Sonus Networks, Inc. (a)	557
261		Tellabs, Inc.	1,131
30		ViaSat, Inc. (a)	1,273

			18,188

		Computers & Peripherals — 1.0%
94		Diebold, Inc.	3,033
292		EMC Corp. (a)	7,167
9		NCR Corp. (a)	172
19		NetApp, Inc. (a)	761
29		STEC, Inc. (a)	326

			11,459

		Electronic Equipment, Instruments & Components — 1.7%
82		Amphenol Corp., Class A	3,899
103		Arrow Electronics, Inc. (a)	3,724
86		Avnet, Inc. (a)	2,592
2		AVX Corp.	23
52		Benchmark Electronics, Inc. (a)	716
14		Cognex Corp.	473
153		FLIR Systems, Inc.	4,034
7		IPG Photonics Corp. (a)	366
1		Littelfuse, Inc.	39
109		National Instruments Corp.	2,911
13		Scansource, Inc. (a)	456
10		Trimble Navigation Ltd. (a)	419

			19,652

		Internet Software & Services — 0.5%
61		AOL, Inc. (a)	861
—	(h)	Equinix, Inc. (a)	19
16		MercadoLibre, Inc., (Argentina)	1,015
44		Rackspace Hosting, Inc. (a)	1,830

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	17

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Internet Software & Services — Continued
39	RightNow Technologies, Inc. (a)	1,694

		5,419

	IT Services — 2.5%
16	Automatic Data Processing, Inc.	830
18	Cognizant Technology Solutions Corp., Class A (a)	1,337
77	CoreLogic, Inc. (a)	937
60	Global Payments, Inc.	2,777
26	International Business Machines Corp.	4,779
38	NeuStar, Inc., Class A (a)	1,204
8	Syntel, Inc.	381
209	Teradata Corp. (a)	12,482
80	VeriFone Systems, Inc. (a)	3,372

		28,099

	Office Electronics — 0.3%
364	Xerox Corp.	2,975

	Semiconductors & Semiconductor Equipment — 5.1%
41	Altera Corp.	1,568
149	Atmel Corp. (a)	1,572
238	Cavium, Inc. (a)	7,764
94	Cree, Inc. (a)	2,506
20	Cymer, Inc. (a)	848
1	Diodes, Inc. (a)	16
1	First Solar, Inc. (a)	35
28	Hittite Microwave Corp. (a)	1,499
128	Intersil Corp., Class A	1,538
161	Lam Research Corp. (a)	6,911
97	Linear Technology Corp.	3,138
2	Maxim Integrated Products, Inc.	61
38	Microchip Technology, Inc.	1,366
28	MKS Instruments, Inc.	752
77	Rambus, Inc. (a)	1,358
103	Silicon Laboratories, Inc. (a)	4,419
271	Texas Instruments, Inc.	8,314
14	TriQuint Semiconductor, Inc. (a)	75
12	Veeco Instruments, Inc. (a)	314
392	Xilinx, Inc.	13,102

		57,156

	Software — 2.7%
35	Ariba, Inc. (a)	1,116
5	Autodesk, Inc. (a)	162
2	CA, Inc.	39
11	Citrix Systems, Inc. (a)	785
19	CommVault Systems, Inc. (a)	807

SHARES		SECURITY DESCRIPTION	VALUE($)

		Software — Continued
71		Concur Technologies, Inc. (a)	3,297
5		Electronic Arts, Inc. (a)	113
1		Informatica Corp. (a)	51
18		NetSuite, Inc. (a)	680
66		Nuance Communications, Inc. (a)	1,752
1		Red Hat, Inc. (a)	39
32		Rovi Corp. (a)	1,583
85		Salesforce.com, Inc. (a)	11,337
7		Solera Holdings, Inc.	386
234		SuccessFactors, Inc. (a)	6,255
6		Synchronoss Technologies, Inc. (a)	168
88		Take-Two Interactive Software, Inc. (a)	1,389
17		Ultimate Software Group, Inc. (a)	995

			30,954

		Total Information Technology	173,902

		Materials — 7.5%
		Chemicals — 4.5%
14		Balchem Corp.	511
40		Celanese Corp., Class A	1,748
249		Dow Chemical Co. (The)	6,940
347		E.I. du Pont de Nemours & Co.	16,689
19		Ecolab, Inc.	1,024
30		FMC Corp.	2,385
82		International Flavors & Fragrances, Inc.	4,984
4		Intrepid Potash, Inc. (a)	109
6		Mosaic Co. (The)	335
—	(h)	NewMarket Corp.	—	(h)
133		PPG Industries, Inc.	11,531
71		RPM International, Inc.	1,587
32		Scotts Miracle-Gro Co. (The), Class A	1,568
24		Valspar Corp.	854

			50,265

		Containers & Packaging — 0.8%
99		Bemis Co., Inc.	2,790
4		Greif, Inc., Class A	185
3		Packaging Corp. of America	80
113		Silgan Holdings, Inc.	4,248
61		Sonoco Products Co.	1,901

			9,204

		Metals & Mining — 1.9%
497		AK Steel Holding Corp.	4,143
96		Allegheny Technologies, Inc.	4,455
49		Carpenter Technology Corp.	2,774
9		Century Aluminum Co. (a)	96

SEE NOTES TO FINANCIAL STATEMENTS.

18	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Metals & Mining — Continued
114		Commercial Metals Co.	1,418
194		Titanium Metals Corp.	3,254
169		U.S. Gold Corp. (a)	770
65		U.S. Steel Corp.	1,636
17		Walter Energy, Inc.	1,281
107		Worthington Industries, Inc.	1,840

			21,667

		Paper & Forest Products — 0.3%
297		Louisiana-Pacific Corp. (a)	1,977
59		MeadWestvaco Corp.	1,641
—	(h)	Schweitzer-Mauduit International, Inc.	24

			3,642

		Total Materials	84,778

		Telecommunication Services — 1.2%
		Diversified Telecommunication Services — 0.2%
69		Frontier Communications Corp.	432
52		Level 3 Communications, Inc. (a)	1,390
17		Windstream Corp.	210

			2,032

		Wireless Telecommunication Services — 1.0%
165		American Tower Corp., Class A (a)	9,074
208		Clearwire Corp., Class A (a)	400
1		SBA Communications Corp., Class A (a)	48
675		Sprint Nextel Corp. (a)	1,735
2		U.S. Cellular Corp. (a)	88

			11,345

		Total Telecommunication Services	13,377

		Utilities — 4.5%
		Electric Utilities — 1.8%
75		El Paso Electric Co.	2,403
99		Great Plains Energy, Inc.	2,054
18		IDACORP, Inc.	709
9		ITC Holdings Corp.	625
8		NextEra Energy, Inc.	432
5		Pepco Holdings, Inc.	97
122		PPL Corp.	3,573
5		Progress Energy, Inc.	238
222		Southern Co.	9,570

			19,701

		Gas Utilities — 0.3%
16		AGL Resources, Inc.	678
—	(h)	New Jersey Resources Corp.	19

SHARES		SECURITY DESCRIPTION	VALUE($)

		Gas Utilities — Continued
11		Oneok, Inc.	820
50		Piedmont Natural Gas Co., Inc.	1,636
7		South Jersey Industries, Inc.	415
1		WGL Holdings, Inc.	39

			3,607

		Independent Power Producers & Energy Traders — 0.0% (g)
25		Calpine Corp. (a)	372
7		GenOn Energy, Inc. (a)	21

			393

		Multi-Utilities — 2.4%
1		Black Hills Corp.	17
55		Consolidated Edison, Inc.	3,176
308		Dominion Resources, Inc.	15,864
1		NiSource, Inc.	26
1		NorthWestern Corp.	24
39		SCANA Corp.	1,659
51		Sempra Energy	2,750
108		Wisconsin Energy Corp.	3,508
—	(h)	Xcel Energy, Inc.	8

			27,032

		Total Utilities	50,733

		Total Short Positions (Proceeds $934,817)	$965,191

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Fund owns fair valued securities with a value of $0 which amounts to 0.0% of total investments.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	19

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011

(Amounts in thousands, except per share amounts)

Highbridge Statistical Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$981,912
Investments in affiliates, at value	71,716

Total investment securities, at value	1,053,628
Deposits at broker for securities sold short	1,055,434
Receivables:
Investment securities sold	165,067
Fund shares sold	5,095
Dividends from non-affiliates	471
Dividends from affiliates	5
Due from Affiliate	117

Total Assets	2,279,817

LIABILITIES:
Payables:
Securities sold short, at value	965,191
Dividend expense on securities sold short	614
Investment securities purchased	181,888
Interest expense to non-affiliates on securities sold short	370
Fund shares redeemed	3,702
Accrued liabilities:
Investment advisory fees	1,427
Administration fees	10
Shareholder servicing fees	126
Distribution fees	160
Custodian and accounting fees	99
Trustees’ and Chief Compliance Officer’s fees	7
Other	660

Total Liabilities	1,154,254

Net Assets	$1,125,563

SEE NOTES TO FINANCIAL STATEMENTS.

20	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

Highbridge Statistical Market Neutral Fund
NET ASSETS:
Paid in capital	$1,248,676
Accumulated net investment loss	(15)
Accumulated net realized gains (losses)	(129,518)
Net unrealized appreciation (depreciation)	6,420

Total Net Assets	$1,125,563

Net Assets:
Class A	$501,934
Class C	78,333
Select Class	545,296

Total	$1,125,563

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	34,197
Class C	5,442
Select Class	36,735

Net Asset Value (a):
Class A — Redemption price per share	$14 .68
Class C — Offering price per share (b)	14 .39
Select Class — Offering and redemption price per share	14 .84
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15 .49

Cost of investments in non-affiliates	$945,118
Cost of investments in affiliates	71,716
Proceeds from securities sold short	934,817

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	21

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2011

(Amounts in thousands)

Highbridge Statistical Market Neutral Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$21,019
Dividend income from affiliates	50

Total investment income	21,069

EXPENSES:
Investment advisory fees	24,438
Administration fees	1,243
Distribution fees:
Class A	1,533
Class C	853
Shareholder servicing fees:
Class A	1,533
Class C	284
Select Class	1,674
Custodian and accounting fees	381
Interest expense to affiliates	4
Professional fees	74
Trustees’ and Chief Compliance Officer’s fees	14
Printing and mailing costs	295
Registration and filing fees	89
Transfer agent fees	1,930
Other	36
Dividend expense on securities sold short	20,317
Interest expense to non-affiliates on securities sold short	3,743

Total expenses	58,441

Less amounts waived	(8,361)
Less earnings credits	(1)

Net expenses	50,079

Net investment income (loss)	(29,010)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	309,377
Securities sold short	(290,598)

Net realized gain (loss)	18,779

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(121,960)
Securities sold short	82,701

Change in net unrealized appreciation (depreciation)	(39,259)

Net realized/unrealized gains (losses)	(20,480)

Change in net assets resulting from operations	$(49,490)

SEE NOTES TO FINANCIAL STATEMENTS.

22	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(29,010)	$(71,184)
Net realized gain (loss)	18,779	(36,903)
Change in net unrealized appreciation (depreciation)	(39,259)	(17,909)

Change in net assets resulting from operations	(49,490)	(125,996)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,073,091)	(1,046,168)

NET ASSETS:
Change in net assets	(1,122,581)	(1,172,164)
Beginning of period	2,248,144	3,420,308

End of period	$1,125,563	$2,248,144

Accumulated net investment loss	$(15)	$(11)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	23

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$215,200	$499,510
Cost of shares redeemed	(507,006)	(716,947)

Change in net assets from Class A capital transactions	$(291,806)	$(217,437)

Class C
Proceeds from shares issued	$8,696	$40,044
Cost of shares redeemed	(98,150)	(155,426)

Change in net assets from Class C capital transactions	$(89,454)	$(115,382)

Select Class
Proceeds from shares issued	$294,985	$760,995
Cost of shares redeemed	(986,816)	(1,474,344)

Change in net assets from Select Class capital transactions	$(691,831)	$(713,349)

Total change in net assets from capital transactions	$(1,073,091)	$(1,046,168)

SHARE TRANSACTIONS:
Class A
Issued	14,243	32,052
Redeemed	(33,579)	(46,191)

Change in Class A Shares	(19,336)	(14,139)

Class C
Issued	585	2,590
Redeemed	(6,613)	(10,128)

Change in Class C Shares	(6,028)	(7,538)

Select Class
Issued	19,343	48,413
Redeemed	(64,840)	(94,236)

Change in Select Class Shares	(45,497)	(45,823)

SEE NOTES TO FINANCIAL STATEMENTS.

24	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Highbridge Statistical Market Neutral Fund
Class A
Year Ended October 31, 2011	$15.21	$(0.33	)(e)	$(0.20)	$(0.53)	$—	$—	$—
Year Ended October 31, 2010	15.88	(0.39	)(e)	(0.28)	(0.67)	—	—	—
Year Ended October 31, 2009	16.27	(0.36	)(e)	(0.01)	(0.37)	(0.02)	—	(0.02)
Year Ended October 31, 2008	15.62	0.05	(e)	1.34	1.39	(0.74)	—	(0.74)
Year Ended October 31, 2007	15.92	0.28		(0.38)	(0.10)	(0.16)	(0.04)	(0.20)

Class C
Year Ended October 31, 2011	14.99	(0.39	)(e)	(0.21)	(0.60)	—	—	—
Year Ended October 31, 2010	15.73	(0.46	)(e)	(0.28)	(0.74)	—	—	—
Year Ended October 31, 2009	16.18	(0.44	)(e)	— (f)	(0.44)	(0.01)	—	(0.01)
Year Ended October 31, 2008	15.52	(0.02	)(e)	1.32	1.30	(0.64)	—	(0.64)
Year Ended October 31, 2007	15.86	0.21		(0.39)	(0.18)	(0.12)	(0.04)	(0.16)

Select Class
Year Ended October 31, 2011	15.35	(0.29	)(e)	(0.22)	(0.51)	—	—	—
Year Ended October 31, 2010	15.98	(0.35	)(e)	(0.28)	(0.63)	—	—	—
Year Ended October 31, 2009	16.34	(0.32	)(e)	(0.01)	(0.33)	(0.03)	—	(0.03)
Year Ended October 31, 2008	15.68	0.13	(e)	1.31	1.44	(0.78)	—	(0.78)
Year Ended October 31, 2007	15.95	0.44		(0.50)	(0.06)	(0.17)	(0.04)	(0.21)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expenses and interest expense for short sales) for Class A are 1.94% and 2.54% for 2011, 1.92% and 2.48% for 2010, 1.95% and 2.46% for 2009, 1.96% and 2.45% for 2008 and 1.95% and 2.41% for 2007; for Class C are 2.44% and 3.04% for 2011, 2.43% and 2.99% for 2010, 2.45% and 2.96% for 2009, 2.46% and 2.95% for 2008 and 2.45% and 2.91% for 2007; for Select Class are 1.69% and 2.29% for 2011, 1.68% and 2.24% for 2010, 1.70% and 2.21% for 2009, 1.71% and 2.20% for 2008 and 1.70% and 2.16% for 2007 respectively.
(d)	Commencing for the year ended October 31, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to October 31, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

26	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (excluding short sales) (d)	Portfolio turnover rate (including short sales) (d)

$14.68	(3.48)%	$501,934	3.66%	(2.18)%	4.26%	673%	1,398%
15.21	(4.22)	814,296	3.76	(2.51)	4.32	496	1,017
15.88	(2.25)	1,074,747	4.01	(2.23)	4.52	638	1,276
16.27	9.33	502,087	3.31	0.31	3.80	796	—
15.62	(0.69)	185,022	3.67	2.45	4.13	396	—

14.39	(4.00)	78,333	4.13	(2.65)	4.73	673	1,398
14.99	(4.70)	171,961	4.27	(3.01)	4.83	496	1,017
15.73	(2.73)	299,034	4.51	(2.74)	5.02	638	1,276
16.18	8.73	137,773	3.81	(0.11)	4.30	796	—
15.52	(1.17)	67,702	4.17	1.82	4.63	396	—

14.84	(3.32)	545,296	3.43	(1.89)	4.02	673	1,398
15.35	(3.94)	1,261,887	3.52	(2.26)	4.08	496	1,017
15.98	(2.01)	2,046,527	3.76	(1.99)	4.27	638	1,276
16.34	9.61	937,314	3.06	0.79	3.55	796	—
15.68	(0.42)	1,021,662	3.42	2.43	3.88	396	—

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Highbridge Statistical Market Neutral Fund	Class A, Class C and Select Class	Diversified

The investment objective of the Fund seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks, while neutralizing the general risks associated with stock market investing.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market markers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

28	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$154,555	$—	$—		$154,555
Consumer Staples	45,876	—	—		45,876
Energy	110,408	—	—		110,408
Financials	72,950	—	—	(a)	72,950
Health Care	149,090	—	—		149,090
Industrials	111,919	—	—		111,919
Information Technology	169,152	—	—		169,152
Materials	71,248	—	—		71,248
Telecommunication Services	13,920	—	—		13,920
Utilities	82,794	—	—		82,794

Total Common Stocks	981,912	—	—		981,912

Warrant
Energy	— (b)	—	—		— (b)
Short-Term Investment
Investment Company	71,716	—	—		71,716

Total Investments in Securities	$1,053,628	$—	$—	(a)	$1,053,628

Liabilities
Common Stocks
Consumer Discretionary	$(165,030)	$—	$—		$(165,030)
Consumer Staples	(37,942)	—	—		(37,942)
Energy	(120,591)	—	—		(120,591)
Financials	(83,419)	—	—		(83,419)
Health Care	(119,401)	—	—		(119,401)
Industrials	(116,018)	—	—		(116,018)
Information Technology	(173,902)	—	—		(173,902)
Materials	(84,778)	—	—		(84,778)
Telecommunication Services	(13,377)	—	—		(13,377)
Utilities	(50,733)	—	—		(50,733)

Total Liabilities	$(965,191)	$—	$—		$(965,191)

(a)	Security has zero value.
(b)	Amount rounds to less than $1,000.

There were no transfers between Levels 1 and 2 during the year ended October 31, 2011.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 10/31/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases [1]	Sales [2]	Transfers into Level 3		Transfers out of Level 3	Balance as of 10/31/11
Investments in Securities
Common Stocks — Financials	$—	$—	$—	$—	$—	$—	$—	(a)	$—	$—	(a)

Total	$—	$—	$—	$—	$—	$—	$—	(a)	$—	$—	(a)

(a)	Security has zero value
[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to zero. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

The value and percentage of net assets of illiquid securities as of October 31, 2011, were zero.

C. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense on securities sold short, respectively, on the Statement of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statement of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statement of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the security’s price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of October 31, 2011, the Fund had outstanding short sales as listed on its SOI.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

30	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(24,863)	$29,006	$(4,143)

The reclassifications for the Fund relate primarily to dividend expense for securities sold short and net operating loss.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.75% of the Fund’s average daily net assets. Currently, the annual fee rate is 1.50% of the Fund’s average daily net assets. The fee is contractually limited to 1.50% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes.

The Advisor, on behalf of the Fund, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is wholly-owned by JPMorgan Asset Management Holdings, Inc. For its services as sub-advisor, HCM receives a portion of the fees payable to the Advisor.

The fee is accrued daily and paid monthly at an annual fee rate of 1.25% of the Fund’s average daily net assets. Currently, the annual fee rate is 1.10% of the Fund’s average daily net assets. The fee is contractually limited to 1.10% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2011, the annual effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2011, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$12	$8

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody services for the Fund. JPMIS provides portfolio accounting services for the Fund. The amounts paid directly to JPMCB and JPMIS by the Fund for custody and accounting services, respectively, are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.95%	2.45%	1.70%

The contractual expense limitation agreements were in effect for the year ended October 31, 2011. The expense limitation percentages in the table above are in place until at least February 29, 2012.

For the year ended October 31, 2011, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$3,918	$1,094	$3,238	$8,250

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the year ended October 31, 2011 was approximately $111,000.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to accordance with the Plan performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2011, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

32	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

The Fund may use related party broker/dealers. For the year ended October 31, 2011, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$9,125,972	$10,394,359	$8,549,965	$9,851,755

During the year ended October 31, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2011, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,038,002	$47,381	$31,755	$15,626

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

There were no distributions paid during the fiscal years ended October 31, 2011 and 2010.

At October 31, 2011, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(78,354)	$(44,744)

The cumulative timing differences primarily consist of trustee deferred compensation, loss deferrals on unsettled short sales and wash sale loss deferrals.

As of October 31, 2011, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2015	2017	2018	2019	Total
$16,330	$10,845	$27,569	$23,610	$78,354

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2011. Average borrowings from the Facility for the year ended October 31, 2011, were as follows (amounts in thousands):

Average Borrowings	Number of Days Outstanding	Interest Paid
$10,690	1	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their client’s holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

As of October 31, 2011, the Fund pledged substantially all of its assets for securities sold short to Morgan Stanley & Co. Incorporated. Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities, are held at Morgan Stanley & Co. Incorporated.

34	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of

Highbridge Statistical Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Highbridge Statistical Market Neutral Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2011

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	35

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

36	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	37

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006; from April 2005 to February 2006, Associate, J.P. Morgan Funds Management.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

38	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2011, and continued to hold your shares at the end of the reporting period, October 31, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides infor- mation about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
Highbridge Statistical Market Neutral Fund
Class A
Actual	$1,000.00	$960.70	$18.24	3.69%
Hypothetical	1,000.00	1,006.60	18.66	3.69
Class C
Actual	1,000.00	958.10	20.24	4.10
Hypothetical	1,000.00	1,004.54	20.72	4.10
Select Class
Actual	1,000.00	961.80	16.96	3.43
Hypothetical	1,000.00	1,007.91	17.36	3.43

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	39

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of the investment advisory agreement and sub-advisory agreement for the Fund whose annual report is contained herein (each an “Advisory Agreement” and, collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Fund, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s ongoing compliance processes and structures. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

40	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

the Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Fund’s performance was in the fifth, third and third quintiles for Class A shares and in the fifth, second, and third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance, however, they requested that the Advisor provide additional Fund performance information to be reviewed with members of the money market and alternative products subcommittee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the fifth quintile of their Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, concluded that the advisory fees were reasonable.

42	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. October 2011.	AN-HSMN-1011

Annual Report

J.P. Morgan International Equity Funds

October 31, 2011

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Global Equity Income Fund

JPMorgan Global Opportunities Fund

(formerly JPMorgan Global Focus Fund)

JPMorgan International Equity Fund

JPMorgan International Equity Index Fund

JPMorgan International Opportunities Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 23, 2011 (Unaudited)

Dear Shareholder:

Early this year, the U.S. economy appeared to gain some momentum, and investors seemed to have greater confidence in the ability of the U.S. economy to recover from the devastating financial crisis of three years ago.

“Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer.”

By June, however, investors’ confidence quickly waned. Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer. In early August, each of the three major U.S. stock indices experienced its worst one-day performance since December 1, 2008.

Today, investors still appear to lack confidence in the ability of European governments to combat the region’s debt crisis. The continued uncertainty surrounding global economic growth has continued to dampen their appetite for risk, leading to heightened equity market volatility.

On a more positive note, however, recent economic data on auto sales, payroll employment, and manufacturing activity all appear to indicate that the U.S. has avoided a double dip recession — at least for now. That being said, as we look ahead into 2012, European debt concerns and soft economic data are likely to continue to impact our global markets.

European credit woes trigger equity downturn

Uncertainty surrounding the European debt crisis and concerns surrounding slowing economic growth helped trigger a sharp downturn in equities in the third quarter of 2011. This downturn was not enough to erase earlier gains, as the Standard & Poor’s 500 Index (“S&P 500 Index”) finished the 12-month period ended October 31, 2011 at a level of 1,253, an 8.1% increase from 12 months earlier.

Global stock indices followed a similar path, as early gains were reversed by growing anxiety over the European financial crisis and weakness in emerging market economies. As of the end of the 12-month reporting period, the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) had returned -4.1%, while the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes) had returned -7.7% for the same reporting period.

Anxiety over global crisis drives investors to safety

Weak economic growth and a worsening European debt crisis

boosted the fixed income market, as investors found retreat in ultra-safe U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 5.0%, the Barclays Capital High Yield Index returned 5.2%, while the Barclays Capital Emerging Markets Index returned 3.8% for the 12-month period ended October 31, 2011.

Amid sluggish economic data and continued euro zone debt concerns, U.S. Treasury securities maturing in 10 years or more soared in price, pushing yields to historic lows. At one point, 10-year U.S. Treasury yields dipped below 2%, the lowest level since the 1940s. The yields on the benchmark 10-year U.S. Treasury dropped from 2.6% 12 months ago to 2.2% as of October 31, 2011. Yields on the 30-year U.S. Treasury also declined, falling from 4.0% to 3.2% as of the end of the 12-month period, while the two-year note was unchanged at 0.3%.

Can policy initiatives provide a measure of relief?

Over the past several months, investors have grappled with U.S. and European political gridlock as well as sovereign debt issues that have provoked fears of escalating contagion in the European debt crisis. This situation remains an ongoing source of concern, and until further efforts are made to stabilize the crisis in that region, we believe investors should expect continued market volatility — particularly in the short run.

Looking forward, however, we believe U.S. stocks may be positioned to grow in 2012, particularly given current valuations and the prospects for growth in corporate earnings. However, this growth will depend on many factors, including policy initiatives, additional monetary stimulus, as well as other efforts to promote stability. Until this occurs, the uncertain climate appears to suggest the need for a balanced investment strategy — including a focus on risk management and a diversified approach to fixed income investing.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2012 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

Developed Markets

Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support stock prices during the first half of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in April 2011. This negative mood among investors worsened as the market seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the downgrade of the long-term sovereign credit rating on the U.S. exacerbated this negative sentiment among investors. These factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Stocks rebounded in October 2011 as better-than-expected economic data caused investors to regain their appetite for risk. In the end, the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, and Far East (“EAFE”) Index (net of foreign withholding taxes) returned -4.08% for the twelve months ended October 31, 2011.

Emerging Markets

Emerging market stocks underperformed stocks in developed markets as the MSCI Emerging Markets Index (net of foreign withholding taxes) returned -7.72% during the reporting period. Emerging market stocks were hurt by concerns that measures designed to combat inflation might stifle economic activity. In addition, financial and commodities stocks, a large part of the MSCI Emerging Markets Index, performed poorly during the reporting period, which placed further pressure on emerging markets stocks.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-8.65%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (gross of foreign withholding taxes)	-7.44%
MSCI Emerging Markets Index (net of foreign withholding taxes)	-7.72%

Net Assets as of 10/31/2011 (In Thousands)	$346,233

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2011. The Fund’s stock selection in the financials sector detracted from relative performance, while the Fund’s stock selection in the materials sector contributed to relative performance. During the reporting period, the Fund changed its primary benchmark from a version of the Benchmark that is gross of foreign withholding taxes on dividends reinvested to a version of the Benchmark that is net of foreign withholding taxes on dividends reinvested, which more accurately reflects the expenses that an investor investing in the securities included in the Benchmark would incur.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Chaoda Modern Agriculture Holdings Ltd., Commercial International Bank Egypt SAE and OGX Petroleo e Gas Participacoes S.A. Shares of Chinese food producer Chaoda Modern Agriculture Holdings Ltd. declined after the Hong Kong government announced a market misconduct lawsuit against the company. Shares of Commercial International Bank Egypt SAE declined on investors’ concerns surrounding the political instability in Egypt.

OGX Petroleo e Gas Participacoes S.A. is a Brazil-based company focused on oil and natural gas exploration and production in offshore sedimentary basins. The stock declined on investors’ concerns about its oil and gas reserve growth.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in HTC Corp., Samsung Electronics Co., Ltd. and Honam Petrochemical Corp. Shares of HTC Corp., a Taiwanese provider of mobile handsets, gained on strong first-quarter sales, buoyed by rising demand for smartphones that use Google Inc.’s Android system and models that offer higher connection speeds. Shares of Samsung Electronics Co., Ltd. increased as the company benefited from its strong position in the DRAM and NAND computer chip markets and the rapidly growing tablet and smartphone market. Shares of Korean petrochemical maker Honam Petrochemical Corp. benefited from strong prices for petrochemicals, as a result of low supply due to shutdowns and reduced production capacity of industry competitors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the information technology sector and the Fund’s largest underweight versus the Benchmark was in the materials sector.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd. (South Korea)	4.5%
2.	Vale S.A., ADR (Brazil)	3.5
3.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.9
4.	China Construction Bank Corp., Class H (China)	2.2
5.	Hyundai Motor Co. (South Korea)	2.1
6.	Lukoil OAO, ADR (Russia)	2.0
7.	PetroChina Co., Ltd., Class H (China)	2.0
8.	Cia de Bebidas das Americas, ADR (Preferred Stock) (Brazil)	1.9
9.	Sasol Ltd. (South Africa)	1.8
10.	CNOOC Ltd. (China)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	19.2%
China	17.5
South Korea	17.1
Taiwan	7.3
Russia	7.0
South Africa	5.7
India	4.8
Thailand	3.7
Hong Kong	3.2
Turkey	3.0
Mexico	1.2
Netherlands	1.1
Poland	1.1
United Arab Emirates	1.0
Others (each less than 1.0%)	3.5
Short-Term Investment	3.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/08
Without Sales Charge		(8.93)%	23.67%	(2.82)%
With Sales Charge*		(13.71)	21.45	(4.23)
CLASS C SHARES	2/28/08
Without CDSC		(9.30)	23.10	(3.29)
With CDSC**		(10.30)	23.10	(3.29)
CLASS R5 SHARES	2/28/08	(8.45)	24.25	(2.37)
SELECT CLASS SHARES	2/28/08	(8.65)	24.00	(2.57)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Fund’s primary benchmark changed from the MSCI Emerging

Markets Index (gross of withholding taxes) to the MSCI Emerging Markets Index (net of withholding taxes) because the Advisor believes the net of withholding taxes version of the index more accurately represents the Fund’s performance. The Lipper Emerging Markets Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-9.48%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (gross of foreign withholding taxes)	-7.44%
MSCI Emerging Markets Index (net of foreign withholding taxes)	-7.72%

Net Assets as of 10/31/2011 (In Thousands)	$2,163,766

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2011. The Fund’s stock selection in the energy sector and stock selection and overweight versus the Benchmark in the financials sector detracted from relative performance. The Fund’s stock selection and overweight versus the Benchmark in the consumer discretionary sector and stock selection and underweight versus the Benchmark in the materials sector contributed to relative performance. During the reporting period, the Fund changed its primary benchmark from a version of the Benchmark that is gross of foreign withholding taxes on dividends reinvested to a version of the Benchmark that is net of foreign withholding taxes on dividends reinvested, which more accurately reflects the expenses that an investor investing in the securities included in the Benchmark would incur.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Turkiye Garanti Bankasi A/S, China Merchants Bank Co., Ltd and NII Holdings. Shares of Turkiye Garanti Bankasi A/S, a Turkish bank, declined on investors’ concerns about Turkey’s growing trade deficit. Shares of China Merchants Bank Co., Ltd. declined as many investors became concerned that the Chinese government’s measures to cool the country’s surging property market would negatively impact the company’s consumer loan business. Shares of telecommunications provider NII Holdings, Inc. declined after the company reported disappointing third-quarter results and lowered its earnings outlook for fiscal 2011.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Anhui Conch Cement Co., Ltd., Cia de Bebidas das Americas (“AmBev”) and Hyundai Motor Co. Shares of Chinese cement company Anhui Conch Cement Co., Ltd. advanced due to favorable pricing for the company’s products as a result of consolidation in the Chinese construction industry. The stock also benefited from the announcement that the government would build ten million units of social housing in 2011. Shares of AmBev, a Brazilian beverage company, benefited from the company’s strong position in the Brazilian beer and soft drink market, its expansion overseas and its ability to absorb higher raw material prices without a significant impact to its profit. Shares of a Hyundai Motor Co., a Korean automobile manufacturer, benefited from improving auto exports driven by strong U.S. and emerging market demand.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings against the Benchmark, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the consumer staples sector and the Fund’s largest underweight versus the Benchmark was in the energy sector.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd. (South Korea)	4.8%
2.	Vale S.A., ADR (Preferred Stock) (Brazil)	4.1
3.	Housing Development Finance Corp., Ltd. (India)	3.9
4.	CNOOC Ltd. (China)	3.6
5.	Petroleo Brasileiro S.A., ADR (Preferred Stock) (Brazil)	3.4
6.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.9
7.	Hyundai Mobis (South Korea)	2.8
8.	Ping An Insurance Group Co. of China Ltd., Class H (China)	2.7
9.	Cia de Bebidas das Americas, ADR (Preferred Stock) (Brazil)	2.7
10.	China Mobile Ltd. (Hong Kong)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	17.4%
China	15.9
South Korea	11.9
India	11.8
Hong Kong	9.8
South Africa	7.3
Taiwan	5.4
Indonesia	3.9
Mexico	3.4
Russia	2.8
Turkey	2.8
Luxembourg	2.0
Chile	1.9
Others (each less than 1.0%)	2.2
Short-Term Investment	1.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		(9.81)%	5.77%	15.90%
With Sales Charge*		(14.54)	4.63	15.29
CLASS B SHARES	9/28/01
Without CDSC		(10.27)	5.25	15.49
With CDSC**		(15.27)	4.92	15.49
CLASS C SHARES	2/28/06
Without CDSC		(10.26)	5.24	15.37
With CDSC***		(11.26)	5.24	15.37
INSTITUTIONAL CLASS SHARES	11/15/93	(9.48)	6.20	16.47
SELECT CLASS SHARES	9/10/01	(9.63)	6.03	16.21

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/01 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 2001 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Fund’s primary benchmark changed from the MSCI Emerging Markets Index (gross of withholding taxes) to the MSCI Emerging Markets Index (net of withholding taxes) because the Advisor believes the net of withholding taxes version of the index more accurately represents the Fund’s performance. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

JPMorgan Global Equity Income Fund

FUND SUMMARY

FOR THE PERIOD FEBRUARY 28, 2011 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-8.68%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	-8.47%

Net Assets as of 10/31/2011 (In Thousands)	$2,944

INVESTMENT OBJECTIVE**

The JPMorgan Global Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the period February 28, 2011 through October 31, 2011. The Fund’s stock selection in the basic industries sector detracted from relative performance, while the Fund’s stock selection in the healthcare sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in UPM-Kymmene OYJ, Angang Steel Co., Ltd. and Schneider Electric S.A. Shares of UPM-Kymmene OYJ, the Finnish paper and timber manufacturer, declined as increasing costs, a lack of demand and an oversupply of paper in Europe put downward pressure on paper prices. Shares of Chinese steel company Angang Steel Co., Ltd. declined amid concerns that measures designed to combat inflation might stifle economic activity in China. Shares of French industrial conglomerate company Schneider Electric S.A. declined as investors became concerned that slowing spending on infrastructure would hurt the company’s earnings.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Daito Trust Construction Co., Ltd. and Japan Tobacco, Inc. Shares of Daito Trust Construction Co., Ltd. benefited after the Japanese construction company announced an increase to its forecasted dividend payment. Shares of Japan Tobacco, Inc. increased as investors flocked into less economically-sensitive sectors, including tobacco companies that have demonstrated strong pricing power and an ability to generate cash.

Not owning shares of Tokyo Electric Power Co. Inc., which was held by the Benchmark, also contributed to the Fund’s relative performance. The stock plunged after its Fukushima nuclear plant was damaged by the earthquake and tsunami that struck Japan in March 2011.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that the adviser believed were undervalued and possessed the potential for long-term earnings power and strong cash flow generation.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Schneider Electric S.A. (France)	2.8%
2.	Time Warner, Inc. (United States)	2.7
3.	Allianz SE (Germany)	2.5
4.	Royal Dutch Shell plc, Class A (Netherlands)	2.5
5.	E.I. du Pont de Nemours & Co. (United States)	2.5
6.	Coca-Cola Co. (The) (United States)	2.3
7.	British American Tobacco plc (United Kingdom)	2.3
8.	International Business Machines Corp. (United States)	2.0
9.	Sampo OYJ, Class A (Finland)	2.0
10.	Vodafone Group plc (United Kingdom)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
United States	31.4%
France	13.5
United Kingdom	10.4
Germany	10.4
Japan	8.7
Netherlands	5.1
Finland	3.4
Singapore	2.8
Australia	2.6
Italy	1.7
Hong Kong	1.6
Norway	1.5
China	1.5
Switzerland	1.4
Sweden	1.4
New Zealand	0.9
Others (each less than 1.0%)	1.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Global Equity Income Fund

FUND SUMMARY

FOR THE PERIOD FEBRUARY 28, 2011 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2011 (Unaudited) (continued)

TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	2/28/11
Without Sales Charge		(8.84)%
With Sales Charge**		(13.62)
CLASS C SHARES	2/28/11
Without CDSC		(9.19)
With CDSC***		(10.19)
CLASS R2 SHARES	2/28/11	(9.04)
CLASS R5 SHARES	2/28/11	(8.59)
SELECT CLASS SHARES	2/28/11	(8.68)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Equity Income Fund, the MSCI World Index and the Lipper Global Large-Cap Value Funds Average, from February 28, 2011 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. These expenses are not identical to the expenses charged by the Fund. The performance of the Lipper Global Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Value Funds Average is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

JPMorgan Global Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-8.73%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	1.76%

Net Assets as of 10/31/2011 (In Thousands) .	$4,539

INVESTMENT OBJECTIVE**

The JPMorgan Global Opportunities Fund (the “Fund”), previously known as the JPMorgan Global Focus Fund, seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2011. The Fund’s stock selection in the energy, banks and finance and healthcare sectors detracted from relative performance. The Fund’s stock selection in the insurance, media and property sectors contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight position versus the Benchmark in InterOil Corp., Carlsberg A/S and Dendreon Corp. Shares of InterOil Corp., an integrated energy company operating in Papua New Guinea, declined after the company reported a net loss for the fourth quarter and disappointing first quarter figures. Shares of Carlsberg A/S declined after the brewing company lowered its earnings outlook. Shares of Dendreon Corp., a biotechnology company, declined following news that sales of its prostate cancer drug Provenge would fall short of expectations.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Rhodia S.A., Japan Tobacco, Inc. and Biogen Idec, Inc. Shares of Rhodia S.A., France-based specialty chemical provider, rose after Belgian chemicals group Solvay announced a takeover bid for the company. Shares of Japan Tobacco, Inc. increased as investors flocked into less economically-sensitive sectors, including tobacco companies that have demonstrated strong pricing power and an ability to generate cash. Shares of biotechnology and drugs company Biogen Idec, Inc. increased as strong revenue from its TYSABRI® and AVONEX® products boosted the earnings, while test results for its new products continued to look promising.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for stocks that possessed an attractive valuation signal (as measured by the Fund’s portfolio managers’ proprietary dividend discount model), and a timely catalyst that would enable the stock to realize its inherent value.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Japan Tobacco, Inc. (Japan)	3.2%
2.	Associated British Foods plc (United Kingdom)	2.7
3.	InterOil Corp. (Australia)	2.6
4.	Royal Dutch Shell plc, Class A (Netherlands)	2.5
5.	Bayer AG (Germany)	1.9
6.	Nippon Sheet Glass Co., Ltd. (Japan)	1.9
7.	Wells Fargo & Co. (United States)	1.9
8.	Covidien plc (Ireland)	1.9
9.	KDDI Corp. (Japan)	1.8
10.	Telenor ASA (Norway)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
United States	25.1%
United Kingdom	17.1
Japan	11.4
Switzerland	5.2
Ireland	5.0
Finland	3.8
Germany	3.8
France	3.6
Belgium	3.5
Netherlands	3.2
Australia	2.6
Canada	2.4
Norway	1.7
Israel	1.5
Denmark	1.5
Taiwan	1.4
Sweden	1.4
China	1.2
Austria	1.1
South Korea	1.1
Others (each less than 1.0%)	2.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved. Effective November 1, 2011, the Fund changed its investment strategy and lowered its advisory fee and expense cap.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		(8.98)%	16.84%	(2.32)%
With Sales Charge*		(13.77)	14.74	(3.46)
CLASS C SHARES	3/30/07
Without CDSC		(9.46)	16.23	(2.82)
With CDSC**		(10.46)	16.23	(2.82)
CLASS R5 SHARES	3/30/07	(8.56)	17.37	(1.88)
SELECT CLASS SHARES	3/30/07	(8.73)	17.14	(2.07)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

Effective November 1, 2011, the Fund’s investment strategies changed and performance would have been different if the Fund was managed using its current strategies.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Opportunities Fund, the MSCI World Index and the Lipper Global Multi-Cap Core Index from March 30, 2007 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Core Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through April 30, 2010, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-4.26%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-4.08%

Net Assets as of 10/31/2011 (In Thousands)	$705,088

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2011. The Fund’s stock selection in the financials sector detracted from the Fund’s relative performance, while the Fund’s stock selection in the information technology sector contributed to the Fund’s relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Italian bank Intesa Sanpaolo S.p.A. and French banks Societe Generale and BNP Paribas. Each of these stocks declined on concerns the companies would have to take large write-offs on their European sovereign debt holdings.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Japan Tobacco, Inc., Autonomy Corp. and Burberry Group plc. Shares of Japan Tobacco, Inc. increased as investors flocked into less economically-sensitive sectors, including tobacco companies that have demonstrated strong pricing power and an ability to generate cash Shares of Autonomy Corp. increased after the UK software company agreed to be bought by Hewlett-Packard Co. Shares of luxury retailer Burberry Group plc. benefited from the company’s expansion into emerging markets like China.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on stock selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced stocks of well-managed companies with the potential to grow their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.4%
2.	BHP Billiton Ltd. (Australia)	2.7
3.	Nestle S.A. (Switzerland)	2.4
4.	Total S.A. (France)	2.4
5.	Vodafone Group plc (United Kingdom)	2.3
6.	Standard Chartered plc (United Kingdom)	2.2
7.	BG Group plc (United Kingdom)	2.2
8.	HSBC Holdings plc (United Kingdom)	1.9
9.	British American Tobacco plc (United Kingdom)	1.7
10.	Novartis AG (Switzerland)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	24.7%
Japan	15.7
France	13.5
Switzerland	11.6
Germany	7.7
Netherlands	5.3
Australia	3.6
China	3.1
Hong Kong	1.6
Belgium	1.5
Spain	1.4
Ireland	1.2
South Korea	1.1
Sweden	1.0
Taiwan	1.0
Others (each less than 1.0%)	2.0
Short-Term Investment	4.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		(4.49)%	(2.02)%	5.45%
With Sales Charge*		(9.49)	(3.07)	4.89
CLASS B SHARES	2/28/02
Without CDSC		(4.99)	(2.55)	4.99
With CDSC**		(9.99)	(3.00)	4.99
CLASS C SHARES	1/31/03
Without CDSC		(4.93)	(2.54)	4.90
With CDSC***		(5.93)	(2.54)	4.90
CLASS R2 SHARES	11/3/08	(4.73)	(2.19)	5.36
CLASS R5 SHARES	5/15/06	(4.07)	(1.60)	5.87
CLASS R6 SHARES	11/30/10	(4.03)	(1.59)	5.87
SELECT CLASS SHARES	1/1/97	(4.26)	(1.78)	5.76

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/01 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class R5 Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2001 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

JPMorgan International Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-9.26%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) GDP Index (net of foreign withholding taxes) (the “Benchmark”)	-7.39%

Net Assets as of 10/31/2011 (In Thousands)	$621,855

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product (“GDP”) Index.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Benchmark for the twelve months ended October 31, 2011. The Fund’s exposure to emerging markets stocks, which are not held in the Benchmark, drove the Fund’s relative underperformance as emerging markets stocks underperformed international developed markets stocks during the reporting period. Emerging market stocks were hurt by concerns that measures designed to combat inflation might stifle economic activity.

The Fund’s strategy is not a full replication approach. The Fund seeks to achieve a correlation of 0.90 with the Benchmark, without taking into account the Fund’s expenses. Perfect correlation would be 1.00. The tracking error (a measure of how closely a portfolio follows the index to which it is benchmarked) of this strategy during the reporting period can be attributed to not owning all the names in the Benchmark and the Fund’s exposure to emerging markets stocks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers constructed the Fund as a fundamental index strategy, with country weightings based on GDP rather than equity market capitalization. Each country was weighted by GDP, because the Fund’s portfolio managers believed that this measure served as a better indication of each country’s potential earning power than traditional market capitalization.

The Fund’s emerging markets exposure at the end of the reporting period was of 9.35%. The Fund’s emerging markets exposure was constructed so that countries were about equally weighted, with periodic rebalancing to return to this weighting.

During the reporting period, the Fund’s portfolio managers used a combination of exchange-traded funds and futures to help manage cash flows. The Fund continued to closely track the Benchmark, consistent with its investment strategy, and attempted to provide broad passive international exposure for U.S. investors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	iShares MSCI EAFE Index Fund	2.2%
2.	ENI S.p.A. (Italy)	1.4
3.	Telefonica S.A. (Spain)	1.3
4.	Siemens AG (Germany)	1.2
5.	Total S.A. (France)	1.1
6.	Banco Santander S.A. (Spain)	1.0
7.	Toyota Motor Corp. (Japan)	1.0
8.	BASF SE (Germany)	1.0
9.	Anheuser-Busch InBev N.V. (Belgium)	0.8
10.	Enel S.p.A. (Italy)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	22.4%
Germany	11.8
France	8.6
United Kingdom	8.2
Italy	6.2
Australia	5.0
Spain	5.0
Netherlands	4.0
Switzerland	2.7
United States	2.6
Belgium	1.8
Sweden	1.8
Norway	1.3
Austria	1.1
Denmark	1.1
Hong Kong	1.0
Others (each less than 1.0%)	14.6
Short-Term Investment	0.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/23/93
Without Sales Charge		(9.45)%	(3.31)%	5.56%
With Sales Charge*		(14.18)	(4.35)	4.99
CLASS B SHARES	1/14/94
Without CDSC		(10.11)	(4.01)	4.95
With CDSC**		(15.11)	(4.48)	4.95
CLASS C SHARES	11/4/97
Without CDSC		(10.13)	(4.00)	4.80
With CDSC***		(11.13)	(4.00)	4.80
CLASS R2 SHARES	11/3/08	(9.72)	(3.56)	5.28
SELECT CLASS SHARES	10/28/92	(9.26)	(3.07)	5.82

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/01 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of the Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index and Lipper International Large-Cap Core Funds Index from October 31, 2001 to October 31, 2011 and Lipper International Large-Cap Value Funds Index from September 30, 2007 (inception of the index) to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index and the Lipper International Large-Cap Value Funds Index include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Large-Cap Core Funds Index and the Lipper International Large-Cap Value Funds Index are based on the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-6.59%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-4.08%

Net Assets as of 10/31/2011 (In Thousands)	$490,584

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2011. The Fund’s stock selection in the banks and finance sector detracted from the Fund’s relative performance, while the Fund’s stock selection and overweight versus the Benchmark in the automobiles sector contributed to the Fund’s relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Huabao International Holdings Ltd., Lloyds Banking Group plc and Intercell AG. Shares of Chinese fragrance manufacturer Huabao International Holdings Ltd. declined after management announced that it anticipated a near-term slowdown in its earnings growth. Shares of UK-based Lloyds Banking Group plc declined due to concerns about a weak UK economy, higher funding costs and exposure to European sovereign debt. Shares of Austrian biotechnology company Intercell AG declined after several setbacks in its drug pipeline raised concerns about its future earnings growth.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Japan Tobacco, Inc., Volkswagen AG and First Quantum Minerals Ltd. Shares of Japan Tobacco, Inc. increased as worried investors flocked into less economically-sensitive sectors, including tobacco companies that have demonstrated strong pricing power and an ability to generate cash. Shares of Germany-based Volkswagen AG benefited from success of the car manufacturer’s Audi and VW brands and its strong presence in China. Shares of Canadian mining company First Quantum Minerals Ltd. benefited from the firm’s strong growth prospects, stemming from a number of attractive projects.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to attempt to determine their underlying value and potential for future earnings growth. They used a proprietary dividend discount model and worked closely with analysts to identify what they believed were the most attractive stocks in each sector.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with that of its Benchmark.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	4.1%
2.	British American Tobacco plc (United Kingdom)	2.7
3.	Unilever N.V. CVA (Netherlands)	2.7
4.	Vodafone Group plc (United Kingdom)	2.7
5.	BG Group plc (United Kingdom)	2.4
6.	GlaxoSmithKline plc (United Kingdom)	2.3
7.	Rio Tinto plc (United Kingdom)	2.2
8.	Sanofi (France)	2.1
9.	Japan Tobacco, Inc. (Japan)	2.1
10.	Bayer AG (Germany)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	24.0%
Japan	19.3
Netherlands	10.4
France	9.9
Germany	9.5
Hong Kong	3.7
Switzerland	2.7
Ireland	2.5
Canada	1.9
Sweden	1.8
South Korea	1.5
Belgium	1.5
Italy	1.3
Norway	1.1
Israel	1.1
Finland	1.0
Others (each less than 1.0%)	4.5
Short-Term Investment	2.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(6.91)%	(2.54)%	5.00%
With Sales Charge*		(11.79)	(3.59)	4.43
CLASS B SHARES	9/10/01
Without CDSC		(7.40)	(3.04)	4.58
With CDSC**		(12.40)	(3.50)	4.58
CLASS C SHARES	7/31/07
Without CDSC		(7.37)	(3.04)	4.47
With CDSC***		(8.37)	(3.04)	4.47
CLASS R6 SHARES	11/30/10	(6.53)	(2.11)	5.68
INSTITUTIONAL CLASS SHARES	2/26/97	(6.59)	(2.12)	5.67
SELECT CLASS SHARES	9/10/01	(6.77)	(2.32)	5.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/01 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been lower than those shown because Institutional Class Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2001 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-6.56%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	-5.45%

Net Assets as of 10/31/2011 (In Thousands)	$2,093,625

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2011. The Fund’s stock selection in the technology — hardware and banks and finance sectors detracted from relative performance, while the Fund’s stock selection in the utilities and consumer non-durables sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in French bank BNP Paribas and UK-based Lloyds Banking Group plc. Shares of BNP Paribas fell amid concerns that the bank would have to take large write-offs on its European sovereign debt holdings. Shares of Lloyds Banking Group plc declined due to concerns about a weak UK economy, higher funding costs and exposure to European sovereign debt. The Fund’s underweight position versus the Benchmark in Telefonaktiebolaget LM Ericsson also detracted from the Fund’s relative performance. The stock gained during the reporting period as demand for 3G and 4G telecommunication services spurred the communication equipment provider’s sales.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Japan Tobacco, Inc. and Rhodia S.A. Shares of Japan Tobacco, Inc. increased as worried investors flocked into less economically-sensitive sectors, including tobacco companies that have demonstrated strong pricing power and an ability to generate cash. Shares of Rhodia S.A., France-based specialty chemical provider, rose after Belgian chemicals group Solvay announced a takeover bid for the company.

Not owning shares of Tokyo Electric Power Co. Inc., which was held by the Benchmark, also contributed to the Fund’s relative performance. The stock plunged after its Fukushima nuclear plant was damaged by the earthquake and tsunami that struck Japan in March 2011.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to attempt to determine their underlying value and potential for future earnings growth. They used a proprietary dividend discount model and worked closely with analysts to identify what they believed were the most attractive value stocks in each sector.

In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc (Netherlands)	5.2%
2.	Vodafone Group plc (United Kingdom)	3.5
3.	Sanofi (France)	2.9
4.	GlaxoSmithKline plc (United Kingdom)	2.6
5.	Allianz SE (Germany)	2.3
6.	Bayer AG (Germany)	2.2
7.	BP plc (United Kingdom)	2.1
8.	Sumitomo Mitsui Financial Group, Inc. (Japan)	2.0
9.	Prudential plc (United Kingdom)	1.9
10.	Japan Tobacco, Inc. (Japan)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	20.1%
Japan	19.1
Germany	12.3
France	10.9
Netherlands	10.2
Switzerland	4.1
Sweden	2.7
Spain	2.6
Hong Kong	1.7
China	1.6
South Korea	1.5
Belgium	1.5
Italy	1.5
Singapore	1.1
Finland	1.1
Norway	1.0
Others (each less than 1.0%)	3.7
Short-Term Investment	3.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		(6.83)%	(3.09)%	6.54%
With Sales Charge*		(11.72)	(4.13)	5.96
CLASS B SHARES	9/28/01
Without CDSC		(7.34)	(3.58)	6.12
With CDSC**		(12.34)	(4.05)	6.12
CLASS C SHARES	7/11/06
Without CDSC		(7.38)	(3.58)	6.01
With CDSC***		(8.38)	(3.58)	6.01
CLASS R2 SHARES	11/3/08	(7.12)	(3.25)	6.45
CLASS R6 SHARES	11/30/10	(6.42)	(2.68)	7.03
INSTITUTIONAL CLASS SHARES	11/4/93	(6.56)	(2.71)	7.01
SELECT CLASS SHARES	9/10/01	(6.65)	(2.86)	6.77

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/01 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than shown because R2 Shares have higher expenses than Class A Shares.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date were based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been higher than those shown because Institutional Class Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average

from October 31, 2001 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-5.85%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-4.08%

Net Assets as of 10/31/2011 (In Thousands)	$223,549

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside of the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2011. The Fund’s portfolio managers attempted to construct the Fund so that stock selection and style factors (i.e., growth and value characteristics) would be the primary drivers of returns. The Fund’s investments in the financials and materials sectors were the largest detractors from the Fund’s relative performance, while investments in the utilities and information technology sectors were the largest contributors.

In an attempt to mitigate the impact to performance from individual stocks, the Fund held an average of approximately 265 stocks across sectors during the reporting period. While their overall impact to the Fund’s return was relatively small, the largest individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in French bank Societe Generale and Italian bank Intesa Sanpaolo S.p.A. Both of these stocks declined amid concerns that the companies’ exposure to European sovereign debt would result in large write-offs. The Fund’s underweight position versus the Benchmark in Commonwealth Bank of Australia also detracted from the Fund’s relative performance, as the stock performed strongly during the reporting period.

While their overall impact to the Fund’s return was relatively small, individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Iluka Resources Ltd. and Lundin Petroleum AB. Shares of Iluka Resources Ltd., an Australia-based miner of mineral sands products, advanced after the company reported strong first-quarter revenue. Shares of Lundin Petroleum AB, an oil and gas production and exploration company, gained as many investors reacted favorably to the company’s efforts to increase oil production.

Additionally, the Fund did not own shares of Tokyo Electric Power Co. Inc., which was held by the Benchmark, and this contributed to the Fund’s relative performance. The stock plunged after its Fukushima nuclear plant was damaged by the earthquake and tsunami that struck Japan in March 2011.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy is rooted in the notion that investor behavior is influenced by human emotion and this influence gives rise to persistent growth and value anomalies within the market. During the reporting period, the Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify stocks with attractive growth and/or value characteristics, targeting names that possessed high earnings momentum, strong medium-term price momentum, low price-to-book ratios and low price-to-earnings ratios. In addition, the Fund employed futures to help manage cash flows.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle S.A. (Switzerland)	2.2%
2.	Royal Dutch Shell plc, Class B (Netherlands)	2.1
3.	Vodafone Group plc (United Kingdom)	1.9
4.	BHP Billiton Ltd. (Australia)	1.8
5.	Rio Tinto plc (United Kingdom)	1.8
6.	Novartis AG (Switzerland)	1.6
7.	HSBC Holdings plc (United Kingdom)	1.5
8.	Total S.A. (France)	1.5
9.	GlaxoSmithKline plc (United Kingdom)	1.4
10.	Sanofi (France)	1.3

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	23.7%
Japan	17.0
Switzerland	9.3
France	8.7
Germany	8.6
Netherlands	4.9
Australia	4.0
Italy	3.3
China	2.8
Hong Kong	2.6
Spain	1.9
Sweden	1.7
Ireland	1.2
Brazil	1.1
Others (each less than 1.0%)	6.6
Short-Term Investment	2.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		(6.30)%	(3.90)%	4.19%
With Sales Charge*		(11.22)	(4.93)	3.63
CLASS C SHARES	2/28/06
Without CDSC		(6.75)	(4.37)	3.90
With CDSC**		(7.75)	(4.37)	3.90
CLASS R2 SHARES	11/3/08	(6.48)	(4.03)	4.12
INSTITUTIONAL CLASS SHARES	4/30/01	(5.85)	(3.41)	4.80
SELECT CLASS SHARES	2/28/06	(6.08)	(3.65)	4.66

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/01 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2001 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.1%
	Argentina — 0.6%
109	Telecom Argentina S.A., ADR (m)	2,193

	Brazil — 16.0%
190	Banco do Brasil S.A. (m)	2,904
255	BRF - Brasil Foods S.A., ADR (m)	5,361
273	Cia Energetica de Minas Gerais, ADR (m)	4,660
172	Cielo S.A. (m)	4,586
96	Embraer S.A., ADR (m)	2,662
371	OGX Petroleo e Gas Participacoes S.A. (a) (m)	3,110
180	Petroleo Brasileiro S.A., ADR (m)	4,867
332	Souza Cruz S.A. (m)	4,116
271	Sul America S.A. (m)	2,208
165	Telefonica Brasil S.A., ADR (m)	4,791
155	Tim Participacoes S.A., ADR (m)	4,036
481	Vale S.A., ADR (m)	12,230

		55,531

	China — 17.5%
13,645	Bank of China Ltd., Class H (m)	4,856
10,161	China Construction Bank Corp., Class H (m)	7,466
2,069	China Merchants Bank Co., Ltd., Class H (m)	4,178
1,176	China Shenhua Energy Co., Ltd., Class H (m)	5,378
3,287	CNOOC Ltd. (m)	6,214
2,552	Dongfeng Motor Group Co., Ltd., Class H (m)	4,163
3,531	Dongyue Group (m)	2,734
2,693	Great Wall Motor Co., Ltd., Class H (m)	3,657
551	Hengan International Group Co., Ltd. (m)	4,776
4,714	Lenovo Group Ltd. (m)	3,169
5,250	PetroChina Co., Ltd., Class H (m)	6,816
545	Ping An Insurance Group Co. of China Ltd., Class H (m)	4,042
4,320	Soho China Ltd. (m)	3,080

		60,529

	Hong Kong — 3.2%
2,696	Chaoda Modern Agriculture Holdings Ltd. (f) (i)	—
66	China Mobile Ltd. (m)	627
5,830	GCL-Poly Energy Holdings Ltd. (m)	1,882
71	Jardine Matheson Holdings Ltd. (m)	3,553
5,110	Skyworth Digital Holdings Ltd. (m)	2,700
3,848	Xinyi Glass Holdings Ltd. (m)	2,425

		11,187

	India — 4.8%
103	HDFC Bank Ltd., ADR (m)	3,247
117	Housing Development Finance Corp., Ltd. (m)	1,644
100	Infosys Ltd., ADR (m)	5,865
638	Oil & Natural Gas Corp., Ltd. (m)	3,627

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — Continued
132	United Spirits Ltd. (m)	2,361

		16,744

	Indonesia — 0.7%
3,875	Indofood Sukses Makmur Tbk PT (m)	2,275

	Kazakhstan — 0.8%
152	KazMunaiGas Exploration Production, Reg. S, GDR (m)	2,588

	Mexico — 1.2%
1,835	Compartamos S.A.B. de C.V. (m)	2,836
422	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	1,437

		4,273

	Netherlands — 1.1%
357	VimpelCom Ltd., ADR (m)	3,922

	Poland — 1.1%
78	KGHM Polska Miedz S.A. (m)	3,765

	Russia — 6.9%
120	Lukoil OAO, ADR (m)	6,950
214	MMC Norilsk Nickel OJSC, ADR (m)	4,163
224	Mobile Telesystems OJSC, ADR (m)	3,207
1,667	Sberbank of Russia (m)	4,446
137	Sberbank of Russia, ADR (a) (m)	1,476
129	Tatneft, ADR (m)	3,799

		24,041

	South Africa — 5.7%
695	African Bank Investments Ltd. (m)	3,002
143	Exxaro Resources Ltd. (m)	3,199
52	Kumba Iron Ore Ltd. (m)	3,085
141	Sasol Ltd. (m)	6,341
65	Tiger Brands Ltd. (m)	1,874
202	Vodacom Group Ltd. (m)	2,276

		19,777

	South Korea — 17.0%
12	CJ CheilJedang Corp. (m)	3,312
209	DGB Financial Group, Inc. (a) (m)	2,628
75	Dongbu Insurance Co., Ltd. (m)	3,145
138	Hana Financial Group, Inc. (m)	4,943
206	Hynix Semiconductor, Inc. (m)	4,171
36	Hyundai Motor Co. (m)	7,349
212	Industrial Bank of Korea (m)	2,788
54	Kia Motors Corp. (m)	3,475
158	KP Chemical Corp. (m)	2,234
18	Samsung Electronics Co., Ltd. (m)	15,392

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	South Korea — Continued
109	Samsung Heavy Industries Co., Ltd. (m)	3,332
29	SK Holdings Co., Ltd. (m)	3,874
18	SK Telecom Co., Ltd. (m)	2,370

		59,013

	Taiwan — 7.3%
2,475	China Motor Corp. (m)	2,366
46	Chunghwa Telecom Co., Ltd., ADR (m)	1,552
1,226	E Ink Holdings, Inc. (m)	2,503
1,073	Hon Hai Precision Industry Co., Ltd., Reg. S, GDR (m)	6,003
1,024	Lite-On Technology Corp. (m)	966
800	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	10,101
639	Tripod Technology Corp. (m)	1,661

		25,152

	Thailand — 3.7%
4,218	Charoen Pokphand Foods PCL, NVDR (m)	4,117
3,194	Krung Thai Bank PCL, NVDR (m)	1,564
1,180	PTT Global Chemical PCL (a) (m)	2,512
455	PTT PCL (m)	4,485

		12,678

	Turkey — 3.0%
591	Arcelik A.S. (m)	2,266
140	Tupras Turkiye Petrol Rafinerileri A.S. (m)	3,146
583	Turk Telekomunikasyon A.S. (m)	2,474
1,338	Turkiye Sise ve Cam Fabrikalari A.S. (m)	2,555

		10,441

	Ukraine — 0.7%
104	Kernel Holding S.A. (a) (m)	2,246

	United Arab Emirates — 1.0%
379	Dragon Oil plc (m)	3,357

	United Kingdom — 0.8%
1,516	Old Mutual plc (m)	2,663

	Total Common Stocks (Cost $356,402)	322,375

Preferred Stocks — 3.1%
	Brazil — 3.1%
312	Banco do Estado do Rio Grande do Sul (m)	3,297
195	Cia de Bebidas das Americas, ADR (m)	6,569
46	Itau Unibanco Holding S.A., ADR (m)	874
3	Telefonica Brasil S.A. (m)	101

	Total Preferred Stocks (Cost $10,259)	10,841

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.6%
	Investment Company — 3.6%
12,370	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $12,370)	12,370

	Total Investments — 99.8% (Cost $379,031)	345,586
	Other Assets in Excess of Liabilities — 0.2%	647

	NET ASSETS — 100.0%	$346,233

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	17.6%
Commercial Banks	13.3
Semiconductors & Semiconductor Equipment	9.1
Metals & Mining	7.7
Automobiles	6.1
Food Products	5.6
Wireless Telecommunication Services	4.8
Insurance	3.5
Diversified Telecommunication Services	3.2
IT Services	3.0
Electronic Equipment, Instruments & Components	2.9
Beverages	2.6
Household Durables	2.2
Chemicals	2.2
Industrial Conglomerates	2.1
Personal Products	1.4
Electric Utilities	1.3
Computers & Peripherals	1.2
Tobacco	1.2
Machinery	1.0
Others (each less than 1.0%)	4.4
Short-Term Investment	3.6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 85.8%
	Brazil — 4.8%
1,422	Cielo S.A. (m)	37,957
3,296	OGX Petroleo e Gas Participacoes S.A. (a) (m)	27,610
1,193	Ultrapar Participacoes S.A. (m)	21,208
1,505	Weg S.A. (m)	16,968

		103,743

	Chile — 1.9%
502	Banco Santander Chile, ADR (m)	41,035

	China — 16.0%
7,665	Anhui Conch Cement Co., Ltd., Class H (m)	27,872
65,882	China Construction Bank Corp., Class H (m)	48,406
20,206	China Merchants Bank Co., Ltd., Class H (m)	40,798
40,825	CNOOC Ltd. (m)	77,174
731	New Oriental Education & Technology Group, ADR (a) (m)	21,655
7,948	Ping An Insurance Group Co. of China Ltd., Class H (m)	58,946
4,016	Tingyi Cayman Islands Holding Corp. (m)	11,422
5,268	Tsingtao Brewery Co., Ltd., Class H (f) (i)	26,788
26,101	Want Want China Holdings Ltd. (m)	24,200
3,591	Wumart Stores, Inc., Class H (f) (i)	7,248

		344,509

	Egypt — 0.6%
315	Orascom Construction Industries (m)	12,700

	Hong Kong — 9.8%
12,853	AIA Group Ltd. (m)	39,300
5,971	China Mobile Ltd. (m)	56,750
3,582	China Resources Enterprise Ltd. (m)	13,082
7,844	Hang Lung Properties Ltd. (m)	28,566
635	Jardine Matheson Holdings Ltd. (m)	31,993
22,312	Li & Fung Ltd. (m)	43,000

		212,691

	Hungary — 0.7%
945	OTP Bank plc (m)	14,819

	India — 11.8%
736	ACC Ltd. (m)	17,995
2,412	Ambuja Cements Ltd. (m)	7,644
6,152	Bharti Airtel Ltd. (m)	49,252
5,984	Housing Development Finance Corp., Ltd. (m)	84,188
173	Infosys Ltd. (m)	10,103
902	Infosys Ltd., ADR (m)	52,860
1,479	Jindal Steel & Power Ltd. (m)	16,951
858	United Spirits Ltd. (m)	15,378

		254,371

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — 3.9%
6,513	Astra International Tbk PT (m)	50,217
32,065	Bank Rakyat Indonesia Persero Tbk PT (m)	24,108
6,068	Unilever Indonesia Tbk PT (m)	10,667

		84,992

	Luxembourg — 2.0%
220	Oriflame Cosmetics S.A. (m)	8,748
1,111	Tenaris S.A., ADR (m)	35,335

		44,083

	Malaysia — 0.3%
400	British American Tobacco Malaysia Bhd (f) (i)	6,016

	Mexico — 3.4%
8,450	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	28,817
17,465	Wal-Mart de Mexico S.A.B. de C.V., Series V (m)	45,081

		73,898

	Russia — 2.8%
358	Magnit OJSC, GDR (e) (m)	9,152
698	Magnit OJSC, Reg. S, GDR (m)	17,737
12,745	Sberbank of Russia (m)	33,997

		60,886

	South Africa — 7.2%
4,560	African Bank Investments Ltd. (m)	19,687
10,077	FirstRand Ltd. (m)	24,951
1,152	Impala Platinum Holdings Ltd. (m)	26,451
900	Massmart Holdings Ltd. (m)	17,922
2,273	MTN Group Ltd. (m)	39,505
594	Naspers Ltd., Class N (m)	28,189

		156,705

	South Korea — 11.8%
83	E-Mart Co., Ltd. (a) (m)	21,576
209	Hyundai Mobis (m)	59,730
234	Hyundai Motor Co. (m)	47,200
53	POSCO (m)	18,209
120	Samsung Electronics Co., Ltd. (m)	103,536
23	Shinsegae Co., Ltd. (m)	5,862

		256,113

	Taiwan — 5.4%
7,632	Delta Electronics, Inc. (m)	17,945
9,735	Hon Hai Precision Industry Co., Ltd. (m)	26,687
3,518	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	8,574
4,958	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	62,571

		115,777

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Turkey — 2.8%
3,512	KOC Holding A.S. (m)	12,485
13,599	Turkiye Garanti Bankasi A.S. (m)	47,714

		60,199

	United States — 0.6%
583	NII Holdings, Inc. (a) (m)	13,726

	Total Common Stocks (Cost $1,682,641)	1,856,263

Preferred Stocks — 12.7%
	Brazil — 12.7%
1,718	Cia de Bebidas das Americas, ADR (m)	57,943
1,207	Itau Unibanco Holding S.A. (m)	23,176
1,571	Itau Unibanco Holding S.A., ADR (m)	30,038
2,910	Petroleo Brasileiro S.A., ADR (m)	73,589
3,745	Vale S.A., ADR (m)	88,380

	Total Preferred Stocks (Cost $218,856)	273,126

Short-Term Investment — 1.5%
	Investment Company — 1.5%
33,314	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $33,314)	33,314

	Total Investments — 100.0% (Cost $1,934,811)	2,162,703
	Other Assets in Excess of Liabilities — 0.0% (g)	1,063

	NET ASSETS — 100.0%	$2,163,766

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	15.4%
Oil, Gas & Consumable Fuels	9.2
Semiconductors & Semiconductor Equipment	8.1
Wireless Telecommunication Services	7.4
Metals & Mining	6.9
Food & Staples Retailing	6.1
IT Services	4.7
Beverages	4.6
Insurance	4.6
Automobiles	4.5
Thrifts & Mortgage Finance	3.9
Auto Components	2.8
Construction Materials	2.5
Diversified Financial Services	2.1
Electronic Equipment, Instruments & Components	2.1
Industrial Conglomerates	2.0
Distributors	2.0
Food Products	1.6
Energy Equipment & Services	1.6
Real Estate Management & Development	1.3
Media	1.3
Diversified Consumer Services	1.0
Others (each less than 1.0%)	2.8
Short-Term Investment	1.5

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
		Australia — 2.6%
3		QBE Insurance Group Ltd. (m)	52
10		Tatts Group Ltd. (m)	24

			76

		China — 1.4%
57		China Construction Bank Corp., Class H (m)	42

		Finland — 3.3%
2		Sampo OYJ, Class A (m)	58
3		UPM-Kymmene OYJ (m)	39

			97

		France — 13.3%
1		Cie de St-Gobain (m)	45
1		GDF Suez (m)	32
—	(h)	PPR (m)	41
1		Sanofi (m)	45
1		Schneider Electric S.A. (m)	81
1		Sodexo (m)	42
2		Suez Environnement Co. (m)	28
1		Total S.A. (m)	38
—	(h)	Unibail-Rodamco SE (m)	38

			390

		Germany — 10.2%
1		Allianz SE (m)	73
1		BASF SE (m)	56
1		Daimler AG (m)	42
1		Deutsche Boerse AG (a) (m)	37
3		Deutsche Telekom AG (m)	42
2		E.ON AG (m)	49

			299

		Hong Kong — 1.6%
5		Hutchison Whampoa Ltd. (m)	46

		Italy — 1.7%
2		ENI S.p.A. (m)	49

		Japan — 8.5%
1		Canon, Inc. (m)	50
1		Daito Trust Construction Co., Ltd. (m)	44
—	(h)	Japan Tobacco, Inc. (m)	50
1		Nippon Telegraph & Telephone Corp. (m)	51
5		Sumitomo Corp. (m)	56

			251

		Netherlands — 5.0%
2		Koninklijke KPN N.V. (m)	31
2		Royal Dutch Shell plc, Class A (m)	72
1		Unilever N.V. CVA (m)	43

			146

SHARES		SECURITY DESCRIPTION	VALUE($)

		New Zealand — 0.9%
13		Telecom Corp. of New Zealand Ltd. (m)	27

		Norway — 1.5%
4		DnB NOR ASA (m)	44

		Singapore — 2.7%
4		Singapore Airlines Ltd. (m)	37
17		Singapore Telecommunications Ltd. (m)	43

			80

		South Africa — 0.7%
5		African Bank Investments Ltd. (m)	21

		South Korea — 0.9%
2		KT Corp., ADR (m)	27

		Sweden — 1.3%
4		Telefonaktiebolaget LM Ericsson, Class B (m)	39

		Switzerland — 1.4%
1		Novartis AG (m)	40

		United Kingdom — 10.2%
1		British American Tobacco plc (m)	65
4		Cairn Energy plc (a) (m)	21
9		Centrica plc (m)	42
2		GlaxoSmithKline plc (m)	51
4		HSBC Holdings plc (m)	32
1		Standard Chartered plc (m)	32
21		Vodafone Group plc (m)	57

			300

		United States — 30.7%
1		Abbott Laboratories (m)	29
1		Bristol-Myers Squibb Co. (m)	38
1		Carnival Corp. (m)	42
2		CenterPoint Energy, Inc. (m)	35
—	(h)	Chevron Corp. (m)	45
1		Coca-Cola Co. (The) (m)	67
1		ConocoPhillips (m)	37
1		E.I. du Pont de Nemours & Co. (m)	71
3		Frontier Communications Corp. (m)	19
—	(h)	International Business Machines Corp. (m)	59
1		Mattel, Inc. (m)	41
—	(h)	McDonald’s Corp. (m)	43
1		Merck & Co., Inc. (m)	47
1		Paychex, Inc. (m)	27
3		Pfizer, Inc. (m)	53
1		Sysco Corp. (m)	29
2		Time Warner, Inc. (m)	79
1		Verizon Communications, Inc. (m)	46
2		Wells Fargo & Co. (m)	49

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United States — Continued
2	Xcel Energy, Inc. (m)	49

		905

	Total Common Stocks (Cost $3,058)	2,879

	Total Investments — 97.9% (Cost $3,058)	2,879
	Other Assets in Excess of Liabilities — 2.1%	65

	NET ASSETS — 100.0%	$2,944

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	10.5%
Diversified Telecommunication Services	10.0
Oil, Gas & Consumable Fuels	9.1
Commercial Banks	6.9
Multi-Utilities	6.5
Insurance	6.3
Hotels, Restaurants & Leisure	5.3
Chemicals	4.4
Tobacco	4.0
IT Services	3.0
Electrical Equipment	2.8
Media	2.7
Beverages	2.3
Diversified Financial Services	2.0
Wireless Telecommunication Services	2.0
Trading Companies & Distributors	1.9
Office Electronics	1.7
Electric Utilities	1.7
Industrial Conglomerates	1.6
Building Products	1.6
Real Estate Management & Development	1.5
Food Products	1.5
Automobiles	1.5
Multiline Retail	1.4
Leisure Equipment & Products	1.4
Communications Equipment	1.4
Paper & Forest Products	1.4
Real Estate Investment Trusts (REITs)	1.3
Airlines	1.3
Food & Staples Retailing	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Global Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
17,015	CAD
12,033	for EUR	Royal Bank of Canada	12/20/11	$17	#	$17	#	$—	(h)
15,371	CHF
12,600	for EUR	Citibank, N.A.	12/20/11	18	#	18	#	—	(h)
10,029	EUR
1,026,628	for JPY	Citibank, N.A.	12/20/11	13	#	14	#	1
31,480	AUD	Royal Bank of Canada	12/20/11	32		33		1
145,125	CAD	Royal Bank of Canada	12/20/11	146		145		(1)
48,889	CHF	Royal Bank of Canada	12/20/11	56		56		—	(h)
40,262	EUR	Citibank, N.A.	12/20/11	56		56		—	(h)
14,277	EUR	HSBC Bank, N.A.	12/20/11	20		20		—	(h)
43,307	EUR	Westpac Banking Corp.	12/20/11	58		60		2
139,501	HKD	Morgan Stanley	12/20/11	18		17		(1)
3,494,582	JPY	Westpac Banking Corp.	12/20/11	46		45		(1)
				$480		$481		$1

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
14,106	EUR	Citibank, N.A.	12/20/11	$19		$20		$(1)
74,775	EUR	Credit Suisse International	12/20/11	102		103		(1)
11,059	EUR	HSBC Bank, N.A.	12/20/11	15		15		—	(h)
25,135	EUR	Morgan Stanley	12/20/11	34		35		(1)
13,163	EUR	Royal Bank of Canada	12/20/11	18		18		—	(h)
316,247	EUR	State Street Corp.	12/20/11	436		437		(1)
12,101	EUR	Union Bank of Switzerland AG	12/20/11	16		16		—	(h)
13,171	EUR	Westpac Banking Corp.	12/20/11	18		18		—	(h)
18,401	GBP	Citibank, N.A.	12/20/11	29		30		(1)
30,721	GBP	State Street Corp.	12/20/11	49		50		(1)
83,240	HKD	State Street Corp.	12/20/11	11		11		—	(h)
116,593	HKD	Union Bank of Switzerland AG	12/20/11	15		15		—	(h)
123,309	NOK	Westpac Banking Corp.	12/20/11	22		22		—	(h)
23,306	NZD	HSBC Bank, N.A.	12/20/11	18		19		(1)
85,409	SGD	Westpac Banking Corp.	12/20/11	69		68		1
				$871		$877		$(6)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/11 of the currency being sold, and the value at 10/31/11 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

JPMorgan Global Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.3%
		Australia — 2.5%
2		InterOil Corp. (a) (m)	115

		Austria — 1.1%
1		Erste Group Bank AG (m)	29
—	(h)	Schoeller-Bleckmann Oilfield Equipment AG (m)	21

			50

		Belgium — 3.4%
1		Anheuser-Busch InBev N.V. (m)	59
2		KBC Groep N.V. (m)	38
1		Solvay S.A. (m)	59

			156

		Brazil — 0.7%
2		Cosan Ltd., Class A (m)	29

		Canada — 2.4%
3		First Quantum Minerals Ltd. (m)	69
3		Kinross Gold Corp. (m)	39

			108

		China — 1.2%
8		Ping An Insurance Group Co. of China Ltd., Class H (m)	56

		Denmark — 1.5%
1		Carlsberg A/S, Class B (m)	68

		Finland — 3.8%
2		Nokian Renkaat OYJ (m)	74
4		Stora Enso OYJ, Class R (m)	25
6		UPM-Kymmene OYJ (m)	74

			173

		France — 3.5%
1		Bouygues S.A. (m)	40
1		Schneider Electric S.A. (m)	54
1		Sodexo (m)	67

			161

		Germany — 3.8%
1		Bayer AG (m)	87
1		Continental AG (a) (m)	53
—	(h)	Hamburger Hafen und Logistik AG (m)	5
—	(h)	Lanxess AG (m)	28

			173

		Ireland — 4.9%
2		Covidien plc (m)	84
5		Experian plc (m)	67
2		Shire plc (m)	73

			224

SHARES		SECURITY DESCRIPTION	VALUE($)

		Israel — 1.5%
2		Teva Pharmaceutical Industries Ltd., ADR (m)	69

		Italy — 0.9%
8		Snam Rete Gas S.p.A. (m)	39

		Japan — 11.3%
—	(h)	Japan Tobacco, Inc. (m)	145
10		JX Holdings, Inc. (m)	60
—	(h)	KDDI Corp. (m)	81
10		Marubeni Corp. (m)	58
4		Mitsubishi Electric Corp. (m)	37
40		Nippon Sheet Glass Co., Ltd. (m)	86
1		ORIX Corp. (m)	46

			513

		Netherlands — 3.2%
2		Koninklijke KPN N.V. (m)	30
3		Royal Dutch Shell plc, Class A (m)	114

			144

		Norway — 1.7%
4		Telenor ASA (m)	77

		South Africa — 0.5%
5		African Bank Investments Ltd. (m)	23

		South Korea — 1.1%
1		POSCO, ADR (m)	48

		Sweden — 1.4%
6		Telefonaktiebolaget LM Ericsson, Class B (m)	62

		Switzerland — 5.2%
3		ABB Ltd. (a) (m)	53
1		ACE Ltd. (m)	69
—	(h)	Kuehne & Nagel International AG (m)	54
1		Tyco International Ltd. (m)	58

			234

		Taiwan — 1.4%
24		Hon Hai Precision Industry Co., Ltd. (m)	65

		United Arab Emirates — 0.4%
4		Lamprell plc (m)	16

		United Kingdom — 17.0%
5		Afren plc (a) (m)	8
2		APR Energy plc (a) (m)	35
7		Associated British Foods plc (m)	121
3		BG Group plc (m)	69
10		Cairn Energy plc (a) (m)	46
12		Centrica plc (m)	55
7		Homeserve plc (m)	39
4		Intercontinental Hotels Group plc (m)	65
85		Lloyds Banking Group plc (a) (m)	44

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Global Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		United Kingdom — Continued
—	(h)	Man Group plc (m)	1
2		Petrofac Ltd. (m)	55
6		Petropavlovsk plc (m)	70
16		Resolution Ltd. (m)	69
62		Taylor Wimpey plc (a) (m)	37
3		Tullow Oil plc (m)	58

			772

		United States — 24.9%
1		Aflac, Inc. (m)	55
—	(h)	Amazon.com, Inc. (a) (m)	70
1		American Express Co. (m)	54
1		Biogen Idec, Inc. (a) (m)	70
1		Capital One Financial Corp. (m)	57
2		Carnival Corp. (m)	58
2		CBS Corp., Class B (m)	63
2		Citigroup, Inc. (m)	75
1		Fluor Corp. (m)	67
1		Kansas City Southern (a) (m)	66
3		Lowe’s Cos., Inc. (m)	71
1		Occidental Petroleum Corp. (m)	63
1		PACCAR, Inc. (m)	63
2		TD Ameritrade Holding Corp. (m)	35
1		Union Pacific Corp. (m)	75
1		UnitedHealth Group, Inc. (m)	56
—	(h)	V.F. Corp. (m)	49
3		Wells Fargo & Co. (m)	84

			1,131

		Total Common Stocks (Cost $4,549)	4,506

		Total Investments — 99.3% (Cost $4,549)	4,506
		Other Assets in Excess of Liabilities — 0.7%	33

		NET ASSETS — 100.0%	$4,539

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	11.8%
Insurance	5.5
Pharmaceuticals	5.1
Metals & Mining	5.0
Commercial Banks	4.3
Hotels, Restaurants & Leisure	4.2
Food Products	3.3
Tobacco	3.2
Diversified Financial Services	3.2
Electrical Equipment	3.2
Road & Rail	3.1
Beverages	2.8
Auto Components	2.8
Consumer Finance	2.5
Diversified Telecommunication Services	2.4
Construction & Engineering	2.4
Paper & Forest Products	2.2
Energy Equipment & Services	2.0
Chemicals	2.0
Building Products	1.9
Health Care Equipment & Supplies	1.9
Wireless Telecommunication Services	1.8
Specialty Retail	1.6
Internet & Catalog Retail	1.6
Biotechnology	1.6
Capital Markets	1.6
Professional Services	1.5
Electronic Equipment, Instruments & Components	1.4
Media	1.4
Machinery	1.4
Communications Equipment	1.4
Trading Companies & Distributors	1.3
Industrial Conglomerates	1.3
Health Care Providers & Services	1.2
Multi-Utilities	1.2
Marine	1.2
Textiles, Apparel & Luxury Goods	1.1
Others (each less than 1.0%)	2.6

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
185,366	AUD	State Street Corp.	12/09/11	$196	$194	$(2)
135,408	CAD	State Street Corp.	12/09/11	138	136	(2)
53,367	CHF	State Street Corp.	12/09/11	69	61	(8)
45,427	EUR	Citibank, N.A.	12/09/11	65	63	(2)
18,586	EUR	Royal Bank of Canada	12/09/11	26	26	— (h)
24,418	EUR	TD Bank Financial Group	12/09/11	34	34	— (h)
14,878	EUR	Westpac Banking Corp.	12/09/11	20	21	1
26,584	GBP	State Street Corp.	12/09/11	43	43	— (h)
16,525	GBP	Union Bank of Switzerland AG	12/09/11	26	27	1
8,780	GBP	Westpac Banking Corp.	12/09/11	14	14	— (h)
461,222	HKD	State Street Corp.	12/09/11	59	59	— (h)
331,338	HKD	Union Bank of Switzerland AG	12/09/11	43	43	— (h)
2,234,706	JPY	BNP Paribas	12/09/11	29	29	— (h)
4,633,999	JPY	Citibank, N.A.	12/09/11	60	59	(1)
4,540,730	JPY	Royal Bank of Canada	12/09/11	59	58	(1)
3,908,395	JPY	State Street Corp.	12/09/11	51	50	(1)
66,196	SGD	State Street Corp.	12/09/11	55	53	(2)
				$987	$970	$(17)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
22,703	AUD	Barclays Bank plc	12/09/11	$22	$24	$(2)
37,737	CHF	Deutsche Bank AG	12/09/11	47	43	4
218,928	DKK	State Street Corp.	12/09/11	42	41	1
19,375	EUR	Citibank, N.A.	12/09/11	26	26	— (h)
31,230	EUR	Royal Bank of Canada	12/09/11	43	44	(1)
304,069	EUR	State Street Corp.	12/09/11	433	421	12
20,404	EUR	Union Bank of Switzerland AG	12/09/11	29	28	1
16,141	GBP	Morgan Stanley	12/09/11	25	26	(1)
34,406	GBP	Royal Bank of Canada	12/09/11	54	55	(1)
234,802	GBP	State Street Corp.	12/09/11	380	377	3
53,165	GBP	Union Bank of Switzerland AG	12/09/11	86	86	— (h)
20,162	GBP	Westpac Banking Corp.	12/09/11	31	32	(1)
185,290	HKD	BNP Paribas	12/09/11	24	24	— (h)
182,280	HKD	Citibank, N.A.	12/09/11	23	23	— (h)
2,767,651	JPY	Deutsche Bank AG	12/09/11	36	35	1
18,871,922	JPY	State Street Corp.	12/09/11	246	242	4
2,064,718	JPY	TD Bank Financial Group	12/09/11	26	26	— (h)
257,958	NOK	State Street Corp.	12/09/11	47	46	1
22,736	SGD	Westpac Banking Corp.	12/09/11	17	17	— (h)
				$1,637	$1,616	$21

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.4%
	Australia — 3.7%
501	BHP Billiton Ltd. (m)	19,594
87	Rio Tinto Ltd. (m)	6,236

		25,830

	Belgium — 1.5%
195	Anheuser-Busch InBev N.V. (m)	10,797

	China — 3.2%
7,980	China Construction Bank Corp., Class H (m)	5,863
3,697	CNOOC Ltd. (m)	6,989
11,174	Industrial & Commercial Bank of China, Class H (m)	6,978
975	Sands China Ltd. (a) (m)	2,929

		22,759

	France — 13.9%
174	Accor S.A. (m)	5,675
458	AXA S.A. (m)	7,370
148	BNP Paribas S.A. (m)	6,625
84	Imerys S.A. (m)	4,778
113	Lafarge S.A. (m)	4,593
60	LVMH Moet Hennessy Louis Vuitton S.A. (m)	9,889
76	Pernod-Ricard S.A. (m)	7,029
42	PPR (m)	6,561
142	Sanofi (m)	10,163
124	Schneider Electric S.A. (m)	7,267
132	Societe Generale S.A. (m)	3,770
77	Technip S.A. (m)	7,296
329	Total S.A. (m)	17,143

		98,159

	Germany — 6.6%
142	Bayer AG (m)	9,043
77	Fresenius Medical Care AG & Co. KGaA (m)	5,605
40	Linde AG (m)	6,365
200	SAP AG (m)	12,067
86	Siemens AG (m)	8,972
160	Symrise AG (m)	4,139

		46,191

	Hong Kong — 1.6%
2,014	Belle International Holdings Ltd. (m)	3,950
2,121	Hang Lung Properties Ltd. (m)	7,724

		11,674

	Ireland — 1.2%
813	WPP plc (m)	8,420

	Israel — 0.9%
153	Teva Pharmaceutical Industries Ltd., ADR (m)	6,249

SHARES	SECURITY DESCRIPTION	VALUE($)

	Italy — 0.7%
2,656	Intesa Sanpaolo S.p.A. (m)	4,688

	Japan — 16.2%
224	Canon, Inc. (m)	10,163
155	Daikin Industries Ltd. (m)	4,590
73	East Japan Railway Co. (m)	4,402
41	FANUC Corp. (m)	6,548
304	Honda Motor Co., Ltd. (m)	9,079
2	Japan Tobacco, Inc. (m)	8,122
346	Komatsu Ltd. (m)	8,555
856	Kubota Corp. (m)	7,050
367	Mitsubishi Corp. (m)	7,542
74	Murata Manufacturing Co., Ltd. (m)	4,145
73	Nidec Corp. (m)	5,999
10	Nintendo Co., Ltd. (m)	1,569
141	Omron Corp. (m)	3,041
149	Shin-Etsu Chemical Co., Ltd. (m)	7,657
48	SMC Corp. (m)	7,419
439	Sumitomo Corp. (m)	5,435
270	Toyota Motor Corp. (m)	8,961
12	Yahoo! Japan Corp. (m)	3,886

		114,163

	Mexico — 0.6%
160	America Movil S.A.B. de C.V., Series L, , ADR (m)	4,056

	Netherlands — 5.4%
977	ING Groep N.V. CVA (a) (m)	8,421
446	Reed Elsevier N.V. (m)	5,475
689	Royal Dutch Shell plc, Class A (m)	24,421

		38,317

	South Korea — 1.1%
18	Samsung Electronics Co., Ltd., GDR (e) (m)	7,643

	Spain — 1.5%
541	Banco Bilbao Vizcaya Argentaria S.A. (m)	4,867
62	Inditex S.A. (m)	5,629

		10,496

	Sweden — 1.0%
338	Atlas Copco AB, Class A (m)	7,356

	Switzerland — 11.9%
400	ABB Ltd. (a) (m)	7,523
259	Credit Suisse Group AG (a) (m)	7,468
85	Holcim Ltd. (a) (m)	5,362
305	Nestle S.A. (m)	17,659
218	Novartis AG (m)	12,269
62	Roche Holding AG (m)	10,133
4	SGS S.A. (m)	6,049

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Switzerland — Continued
490	Xstrata plc (m)	8,163
40	Zurich Financial Services AG (a) (m)	9,198

		83,824

	Taiwan — 1.0%
565	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	7,128

	United Kingdom — 25.4%
1,996	Barclays plc (m)	6,187
725	BG Group plc (m)	15,728
274	British American Tobacco plc (m)	12,572
382	Burberry Group plc (m)	8,208
1,283	Centrica plc (m)	6,109
513	GlaxoSmithKline plc (m)	11,510
1,612	HSBC Holdings plc (m)	14,084
707	ICAP plc (m)	4,561
240	Imperial Tobacco Group plc (m)	8,755
1,106	Man Group plc (m)	2,644
973	Marks & Spencer Group plc (m)	5,014
523	Meggitt plc (m)	3,227
884	Prudential plc (m)	9,133
165	Rio Tinto plc (m)	8,902
674	Standard Chartered plc (m)	15,738
1,591	Tesco plc (m)	10,259
339	Tullow Oil plc (m)	7,607
358	Unilever plc (m)	11,991
5,988	Vodafone Group plc (m)	16,626

		178,855

	Total Common Stocks (Cost $591,317)	686,605

Preferred Stock — 1.4%
	Germany — 1.4%
55	Volkswagen AG (m) (Cost $6,596)	9,514

Short-Term Investment — 4.1%
	Investment Company — 4.1%
29,166	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $29,166)	29,166

	Total Investments — 102.9% (Cost $627,079)	725,285
	Liabilities in Excess of Other Assets — (2.9)%	(20,197)

	NET ASSETS — 100.0%	$705,088

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	9.9%
Commercial Banks	9.5
Pharmaceuticals	8.2
Metals & Mining	5.9
Machinery	5.1
Food Products	4.1
Tobacco	4.1
Automobiles	3.8
Insurance	3.5
Electrical Equipment	2.9
Wireless Telecommunication Services	2.9
Chemicals	2.5
Textiles, Apparel & Luxury Goods	2.5
Beverages	2.5
Semiconductors & Semiconductor Equipment	2.0
Construction Materials	2.0
Capital Markets	2.0
Media	1.9
Software	1.9
Trading Companies & Distributors	1.8
Multiline Retail	1.6
Food & Staples Retailing	1.4
Office Electronics	1.4
Specialty Retail	1.3
Industrial Conglomerates	1.2
Hotels, Restaurants & Leisure	1.2
Diversified Financial Services	1.2
Real Estate Management & Development	1.1
Energy Equipment & Services	1.0
Electronic Equipment, Instruments & Components	1.0
Others (each less than 1.0%)	4.6
Short-Term Investment	4.0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.5%
		Australia — 5.0%
16		AGL Energy Ltd. (m)	240
87		Alumina Ltd. (m)	133
43		Amcor Ltd. (m)	311
97		AMP Ltd. (m)	434
105		Asciano Ltd. (m)	167
6		ASX Ltd. (m)	200
90		Australia & New Zealand Banking Group Ltd. (m)	2,032
13		Bendigo and Adelaide Bank Ltd. (m)	130
449		BGP Holdings Beneficial Interest Share (a) (f) (i)	—
111		BHP Billiton Ltd. (m)	4,357
63		BlueScope Steel Ltd. (m)	55
26		Boral Ltd. (m)	108
51		Brambles Ltd. (m)	352
5		Caltex Australia Ltd. (m)	64
60		CFS Retail Property Trust (m)	115
20		Coca-Cola Amatil Ltd. (m)	256
2		Cochlear Ltd. (m)	124
54		Commonwealth Bank of Australia (m)	2,774
15		Computershare Ltd. (m)	117
16		Crown Ltd. (m)	139
18		CSL Ltd. (m)	553
173		Dexus Property Group (m)	154
—	(h)	DuluxGroup Ltd. (m)	—	(h)
25		Echo Entertainment Group Ltd. (a) (m)	96
76		Fairfax Media Ltd. (m)	74
43		Fortescue Metals Group Ltd. (m)	217
67		Foster’s Group Ltd. (m)	374
246		Goodman Group (m)	160
62		GPT Group (m)	206
18		Harvey Norman Holdings Ltd. (m)	41
15		Iluka Resources Ltd. (m)	242
57		Incitec Pivot Ltd. (m)	207
73		Insurance Australia Group Ltd. (m)	240
5		Leighton Holdings Ltd. (m)	114
19		Lend Lease Group (m)	156
61		Lynas Corp., Ltd. (a) (m)	76
6		MacArthur Coal Ltd. (m)	102
12		Macquarie Group Ltd. (m)	310
13		MAp Group (m)	45
28		Metcash Ltd. (m)	121
124		Mirvac Group (m)	162
75		National Australia Bank Ltd. (m)	2,008
27		Newcrest Mining Ltd. (m)	937
45		OneSteel Ltd. (m)	58
13		Orica Ltd. (m)	340
37		Origin Energy Ltd. (m)	552

SHARES	SECURITY DESCRIPTION	VALUE($)

	Australia — Continued
12	OZ Minerals Ltd. (m)	141
22	Paladin Energy Ltd. (a) (m)	34
38	Qantas Airways Ltd. (a) (m)	63
38	QBE Insurance Group Ltd. (m)	581
60	QR National Ltd. (m)	208
4	Ramsay Health Care Ltd. (m)	88
15	Rio Tinto Ltd. (m)	1,080
30	Santos Ltd. (m)	408
13	Sonic Healthcare Ltd. (m)	152
47	SP AusNet (m)	49
83	Stockland (m)	274
45	Suncorp Group Ltd. (m)	400
26	TABCORP Holdings Ltd. (m)	79
47	Tatts Group Ltd. (m)	115
149	Telstra Corp. Ltd. (m)	485
24	Toll Holdings Ltd. (m)	122
45	Transurban Group (m)	249
35	Wesfarmers Ltd. (m)	1,177
5	Wesfarmers Ltd. (m)	184
76	Westfield Group (m)	608
101	Westfield Retail Trust (m)	269
104	Westpac Banking Corp. (m)	2,421
22	Woodside Petroleum Ltd. (m)	837
42	Woolworths Ltd. (m)	1,050
7	WorleyParsons Ltd. (m)	197

		30,924

	Austria — 1.1%
51	Erste Group Bank AG (m)	1,097
258	IMMOFINANZ AG (a) (m)	846
44	OMV AG (m)	1,547
13	Raiffeisen Bank International AG (m)	359
91	Telekom Austria AG (m)	1,032
19	Verbund AG (m)	550
11	Vienna Insurance Group AG Wiener Versicherung Gruppe (m)	455
30	Voestalpine AG (m)	1,023

		6,909

	Belgium — 1.7%
264	Ageas (m)	529
93	Anheuser-Busch InBev N.V. (m)	5,169
5	Bekaert S.A. (m)	216
18	Belgacom S.A. (m)	552
9	Colruyt S.A. (m)	352
12	Delhaize Group S.A. (m)	790
70	Dexia S.A. (a) (m)	54

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Belgium — Continued
10	Groupe Bruxelles Lambert S.A. (m)	736
20	KBC Groep N.V. (m)	436
4	Mobistar S.A. (m)	203
7	Solvay S.A. (m)	710
12	UCB S.A. (m)	507
14	Umicore S.A. (m)	584

		10,838

	Bermuda — 0.2%
35	Seadrill Ltd. (m)	1,137

	Brazil — 0.2%
16	BM&F Bovespa S.A. (m)	94
6	BRF - Brasil Foods S.A. (m)	127
3	Natura Cosmeticos S.A. (m)	55
34	Petroleo Brasileiro S.A. (m)	458
17	Vale S.A. (m)	441

		1,175

	Chile — 0.7%
4,053	Banco Santander Chile (m)	314
7	CAP S.A. (m)	287
72	Cencosud S.A. (m)	461
280	Empresa Nacional de Electricidad S.A. (m)	447
82	Empresas CMPC S.A. (m)	341
37	Empresas COPEC S.A. (m)	569
333	Enersis S.A. (m)	134
26	Enersis S.A., ADR (m)	517
9	ENTEL Chile S.A. (m)	174
14	Lan Airlines S.A. (m)	360
41	S.A.C.I. Falabella (m)	387
9	Sociedad Quimica y Minera de Chile S.A., Class B (m)	516

		4,507

	China — 0.6%
672	Bank of China Ltd., Class H (m)	239
26	BBMG Corp., Class H (m)	22
94	BYD Co., Ltd., Class H (a) (m)	226
468	China Construction Bank Corp., Class H (m)	344
75	China Life Insurance Co., Ltd., Class H (m)	194
158	CNOOC Ltd. (m)	299
410	Datang International Power Generation Co., Ltd., Class H (m)	105
41	Foxconn International Holdings Ltd. (a) (m)	27
226	Huaneng Power International, Inc., Class H (m)	102
601	Industrial & Commercial Bank of China, Class H (m)	375

SHARES		SECURITY DESCRIPTION	VALUE($)

		China — Continued
48		Lenovo Group Ltd. (m)	32
431		PetroChina Co., Ltd., Class H (m)	559
17		Ping An Insurance Group Co. of China Ltd., Class H (m)	122
44		Sands China Ltd. (a) (m)	133
91		Shui On Land Ltd. (m)	28
11		Tencent Holdings Ltd. (m)	248
74		Tingyi Cayman Islands Holding Corp. (m)	211
28		Wynn Macau Ltd. (m)	80
54		Yangzijiang Shipbuilding Holdings Ltd. (m)	40
167		Yanzhou Coal Mining Co., Ltd., Class H (m)	415
361		Zhejiang Expressway Co., Ltd., Class H (m)	237

			4,038

		Cyprus — 0.0% (g)
205		Bank of Cyprus Public Co., Ltd. (m)	280

		Denmark — 1.1%
—	(h)	A.P. Moller - Maersk A/S, Class A (m)	251
—	(h)	A.P. Moller - Maersk A/S, Class B (m)	609
8		Carlsberg A/S, Class B (m)	517
2		Coloplast A/S, Class B (m)	231
46		Danske Bank A/S (a) (m)	631
14		DSV A/S (m)	275
29		Novo Nordisk A/S, Class B (m)	3,069
3		Novozymes A/S, Class B (m)	450
4		Pandora A/S (m)	39
25		TDC A/S (m)	202
2		Tryg A/S (m)	108
13		Vestas Wind Systems A/S (a) (m)	206
1		William Demant Holding A/S (a) (m)	115

			6,703

		Finland — 0.8%
9		Elisa OYJ (m)	195
25		Fortum OYJ (m)	596
3		Kesko OYJ, Class B (m)	121
8		Kone OYJ, Class B (m)	454
8		Metso OYJ (m)	304
6		Neste Oil OYJ (m)	77
209		Nokia OYJ (m)	1,410
7		Nokian Renkaat OYJ (m)	253
5		Orion OYJ, Class B (m)	96
7		Outokumpu OYJ (m)	56
7		Pohjola Bank plc, Class A (m)	86
4		Rautaruukki OYJ (m)	47
23		Sampo OYJ, Class A (m)	640

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Finland — Continued
4		Sanoma OYJ (m)	59
32		Stora Enso OYJ, Class R (m)	201
31		UPM-Kymmene OYJ (m)	357
10		Wartsila OYJ (m)	316

			5,268

		France — 8.6%
8		Accor S.A. (m)	278
2		Aeroports de Paris (m)	158
8		Air France-KLM (a) (m)	58
17		Air Liquide S.A. (m)	2,174
143		Alcatel-Lucent (a) (m)	394
13		Alstom S.A. (m)	476
4		Arkema S.A. (m)	244
3		Atos Origin S.A. (m)	142
103		AXA S.A. (m)	1,664
—	(h)	BioMerieux (m)	5
57		BNP Paribas S.A. (m)	2,553
15		Bouygues S.A. (m)	549
3		Bureau Veritas S.A. (m)	252
8		Cap Gemini S.A. (m)	324
35		Carrefour S.A. (m)	922
3		Casino Guichard Perrachon S.A. (m)	322
3		Christian Dior S.A. (m)	479
24		Cie de St-Gobain (m)	1,093
9		Cie Generale de Geophysique-Veritas (a) (m)	188
12		Cie Generale d’Optique Essilor International S.A. (m)	872
8		CNP Assurances (m)	124
11		Compagnie Generale des Etablissements Michelin, Class B (m)	778
55		Credit Agricole S.A. (m)	429
35		Danone (m)	2,417
4		Dassault Systemes S.A. (m)	319
9		Edenred (m)	250
15		EDF S.A. (m)	445
2		Eiffage S.A. (m)	69
—	(h)	Eramet (m)	49
2		Eurazeo (m)	96
6		Eutelsat Communications S.A. (m)	263
2		Fonciere Des Regions (m)	114
111		France Telecom S.A. (m)	1,988
74		GDF Suez (m)	2,084
1		Gecina S.A. (m)	131
30		Groupe Eurotunnel S.A. (m)	272
1		ICADE (m)	113

SHARES		SECURITY DESCRIPTION	VALUE($)

		France — Continued
1		Iliad S.A. (m)	122
2		Imerys S.A. (m)	103
5		JCDecaux S.A. (a) (m)	133
6		Klepierre (m)	196
12		Lafarge S.A. (m)	469
7		Lagardere S.C.A (m)	183
12		Legrand S.A. (m)	434
14		L’Oreal S.A. (m)	1,580
15		LVMH Moet Hennessy Louis Vuitton S.A. (m)	2,492
3		Metropole Television S.A. (m)	50
50		Natixis (m)	159
2		Neopost S.A. (m)	130
—	(h)	PagesJaunes Groupe (m)	2
12		Pernod-Ricard S.A. (m)	1,104
9		Peugeot S.A. (m)	191
5		PPR (m)	720
8		Publicis Groupe S.A. (m)	387
12		Renault S.A. (m)	505
10		Safran S.A. (m)	312
67		Sanofi (m)	4,764
29		Schneider Electric S.A. (m)	1,702
10		SCOR SE (m)	234
2		Societe BIC S.A. (m)	163
38		Societe Generale S.A. (m)	1,081
6		Societe Television Francaise 1 (m)	79
6		Sodexo (m)	435
15		Suez Environnement Co. (m)	242
6		Technip S.A. (m)	570
6		Thales S.A. (m)	211
127		Total S.A. (m)	6,607
5		Unibail-Rodamco SE (m)	1,082
7		Vallourec S.A. (m)	420
22		Veolia Environnement S.A. (m)	305
26		Vinci S.A. (m)	1,289
73		Vivendi S.A. (m)	1,637
2		Wendel S.A. (m)	148

			53,329

		Germany — 11.0%
19		Adidas AG (m)	1,304
40		Allianz SE (m)	4,492
4		Axel Springer AG (m)	144
82		BASF SE (m)	5,957
74		Bayer AG (m)	4,687
29		Bayerische Motoren Werke AG (m)	2,386
9		Beiersdorf AG (m)	538

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Germany — Continued
3	Brenntag AG (m)	282
8	Celesio AG (m)	124
322	Commerzbank AG (a) (m)	787
7	Continental AG (a) (m)	555
80	Daimler AG (m)	4,080
83	Deutsche Bank AG (m)	3,420
17	Deutsche Boerse AG (a) (m)	962
21	Deutsche Lufthansa AG (m)	280
75	Deutsche Post AG (m)	1,143
250	Deutsche Telekom AG (m)	3,181
161	E.ON AG (m)	3,873
3	Fraport AG Frankfurt Airport Services Worldwide (m)	206
19	Fresenius Medical Care AG & Co. KGaA (m)	1,357
10	Fresenius SE & Co. KGaA (m)	994
16	GEA Group AG (m)	441
5	Hannover Rueckversicherung AG (m)	266
13	HeidelbergCement AG (m)	593
12	Henkel AG & Co. KGaA (m)	590
4	Hochtief AG (m)	263
99	Infineon Technologies AG (m)	889
15	K+S AG (m)	975
8	Kabel Deutschland Holding AG (a) (m)	447
8	Lanxess AG (m)	454
15	Linde AG (m)	2,375
6	MAN SE (m)	522
6	Merck KGaA (m)	561
12	Metro AG (m)	558
17	Muenchener Rueckversicherungs AG (m)	2,256
37	RWE AG (m)	1,590
4	Salzgitter AG (m)	200
82	SAP AG (m)	4,942
73	Siemens AG (m)	7,656
6	Suedzucker AG (m)	165
34	ThyssenKrupp AG (m)	968
15	TUI AG (a) (m)	95
9	United Internet AG (m)	185
2	Volkswagen AG (m)	389
1	Wacker Chemie AG (m)	137

		68,269

	Greece — 0.5%
122	Alpha Bank AE (a) (m)	162
46	Coca Cola Hellenic Bottling Co. S.A. (a) (m)	911
76	EFG Eurobank Ergasias S.A. (a) (m)	70

SHARES	SECURITY DESCRIPTION	VALUE($)

	Greece — Continued
59	Hellenic Telecommunications Organization S.A. (m)	322
240	National Bank of Greece S.A. (a) (m)	554
57	OPAP S.A. (m)	656
27	Public Power Corp. S.A. (m)	233

		2,908

	Hong Kong — 1.0%
160	AIA Group Ltd. (m)	490
4	ASM Pacific Technology Ltd. (m)	42
28	Bank of East Asia Ltd. (m)	103
118	Belle International Holdings Ltd. (m)	231
73	BOC Hong Kong Holdings Ltd. (m)	173
22	Cathay Pacific Airways Ltd. (m)	40
27	Cheung Kong Holdings Ltd. (m)	336
9	Cheung Kong Infrastructure Holdings Ltd. (m)	48
60	China Mobile Ltd. (m)	574
1	Chinese Estates Holdings Ltd. (m)	2
37	CLP Holdings Ltd. (m)	328
22	Esprit Holdings Ltd. (m)	31
23	Galaxy Entertainment Group Ltd. (a) (m)	47
17	Hang Lung Group Ltd. (m)	103
46	Hang Lung Properties Ltd. (m)	168
15	Hang Seng Bank Ltd. (m)	191
18	Henderson Land Development Co., Ltd. (m)	99
92	Hong Kong & China Gas Co., Ltd. (m)	207
20	Hong Kong Exchanges and Clearing Ltd. (m)	332
2	Hopewell Highway Infrastructure Ltd. (m)	1
10	Hopewell Holdings Ltd. (m)	26
6	Hutchison Telecommunications Hong Kong Holdings Ltd. (m)	2
41	Hutchison Whampoa Ltd. (m)	377
12	Hysan Development Co., Ltd. (m)	42
14	Kerry Properties Ltd. (m)	50
110	Li & Fung Ltd. (m)	213
11	Lifestyle International Holdings Ltd. (m)	28
41	Link REIT (The) (m)	141
27	MTR Corp. (m)	86
43	New World Development Ltd. (m)	45
119	Noble Group Ltd. (m)	146
23	NWS Holdings Ltd. (m)	35
4	Orient Overseas International Ltd. (m)	19
76	PCCW Ltd. (m)	30
27	Power Assets Holdings Ltd. (m)	205
26	Shangri-La Asia Ltd. (m)	52
48	Sino Land Co., Ltd. (m)	76

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Hong Kong — Continued
31	SJM Holdings Ltd. (m)	53
28	Sun Hung Kai Properties Ltd. (m)	379
14	Swire Pacific Ltd., Class A (m)	167
28	Wharf Holdings Ltd. (m)	151
17	Wheelock & Co., Ltd. (m)	50
4	Wing Hang Bank Ltd. (m)	32
14	Yue Yuen Industrial Holdings Ltd. (m)	39

		5,990

	Hungary — 0.6%
173	Magyar Telekom Telecommunications plc (m)	399
15	MOL Hungarian Oil and Gas plc (a) (m)	1,195
88	OTP Bank plc (m)	1,378
5	Richter Gedeon Nyrt. (m)	829

		3,801

	India — 0.8%
20	Bharat Heavy Electricals Ltd. (m)	127
15	Hindustan Unilever Ltd. (m)	119
31	Housing Development Finance Corp., Ltd. (m)	433
7	ICICI Bank Ltd., ADR (m)	276
9	Infosys Ltd. (m)	540
40	Infrastructure Development Finance Co., Ltd. (m)	109
239	ITC Ltd., GDR (m)	1,040
75	Jaiprakash Associates Ltd. (m)	118
5	Larsen & Toubro Ltd., GDR (m)	136
9	Mahindra & Mahindra Ltd. (m)	151
33	NTPC Ltd. (m)	122
28	Oil & Natural Gas Corp., Ltd. (m)	156
12	Ranbaxy Laboratories Ltd., GDR (m)	127
27	Reliance Industries Ltd. (m)	487
6	Reliance Industries Ltd., GDR (e) (m)	200
75	Sterlite Industries India Ltd. (m)	195
14	Sun Pharmaceutical Industries Ltd. (m)	141
31	Tata Motors Ltd. (m)	125
52	Tata Power Co., Ltd. (m)	108
82	United Phosphorus Ltd. (m)	244

		4,954

	Ireland — 0.8%
4	Allied Irish Banks plc (a) (m)	1
98	CRH plc (m)	1,774
47	Elan Corp. plc (a) (m)	560
23	Elan Corp. plc, ADR (a) (m)	277
26	Experian plc (m)	334
16	James Hardie Industries SE (a) (m)	103
20	Kerry Group plc, Class A (m)	741

SHARES		SECURITY DESCRIPTION	VALUE($)

		Ireland — Continued
27		Ryanair Holdings plc (a) (m)	129
14		Shire plc (m)	453
32		WPP plc (m)	336

			4,708

		Israel — 0.7%
74		Bank Hapoalim BM (m)	288
83		Bank Leumi Le-Israel BM (m)	286
123		Bezeq Israeli Telecommunication Corp., Ltd. (m)	260
2		Cellcom Israel Ltd. (m)	51
2		Cellcom Israel Ltd. (m)	33
—	(h)	Delek Group Ltd. (m)	63
2		Elbit Systems Ltd. (m)	73
31		Israel Chemicals Ltd. (m)	369
—	(h)	Israel Corp., Ltd. (The) (m)	118
55		Israel Discount Bank Ltd., Class A (a) (m)	92
—	(h)	Koor Industries Ltd. (a) (m)	—	(h)
9		Mizrahi Tefahot Bank Ltd. (m)	74
4		NICE Systems Ltd. (a) (m)	151
6		Partner Communications Co., Ltd. (m)	71
39		Teva Pharmaceutical Industries Ltd. (m)	1,588
27		Teva Pharmaceutical Industries Ltd., ADR (m)	1,100

			4,617

		Italy — 6.2%
170		A2A S.p.A. (m)	232
191		Assicurazioni Generali S.p.A. (m)	3,411
52		Atlantia S.p.A. (m)	796
19		Autogrill S.p.A. (m)	219
109		Banca Carige S.p.A. (m)	213
726		Banca Monte dei Paschi di Siena S.p.A. (m)	337
279		Banco Popolare SC (m)	414
292		Enel Green Power S.p.A. (m)	670
1,078		Enel S.p.A. (m)	5,084
392		ENI S.p.A. (m)	8,662
10		Exor S.p.A. (m)	218
125		Fiat Industrial S.p.A. (a) (m)	1,084
127		Fiat S.p.A (m)	775
70		Finmeccanica S.p.A. (m)	477
1,653		Intesa Sanpaolo S.p.A. (m)	2,917
141		Intesa Sanpaolo S.p.A. (m)	203
20		Luxottica Group S.p.A. (m)	584
111		Mediaset S.p.A. (m)	410
86		Mediobanca S.p.A. (m)	679
55		Parmalat S.p.A. (m)	122
37		Pirelli & C. S.p.A. (m)	329

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Italy — Continued
42		Prelios S.p.A. (a) (m)	12
34		Prysmian S.p.A. (m)	520
43		Saipem S.p.A. (m)	1,933
265		Snam Rete Gas S.p.A. (m)	1,295
1		Telecom Italia Media S.p.A. (a) (m)	—	(h)
1,530		Telecom Italia S.p.A. (m)	1,903
988		Telecom Italia S.p.A. (m)	1,037
200		Terna Rete Elettrica Nazionale S.p.A. (m)	768
2,200		UniCredit S.p.A. (m)	2,554
135		Unione di Banche Italiane ScpA (m)	513

			38,371

		Japan — 22.2%
2		ABC-Mart, Inc. (m)	70
10		Advantest Corp. (m)	115
40		Aeon Co., Ltd. (m)	519
5		Aeon Credit Service Co., Ltd. (m)	77
5		Aeon Mall Co., Ltd. (m)	111
10		Air Water, Inc. (m)	127
13		Aisin Seiki Co., Ltd. (m)	399
44		Ajinomoto Co., Inc. (m)	493
3		Alfresa Holdings Corp. (m)	97
55		All Nippon Airways Co., Ltd. (m)	166
23		Amada Co., Ltd. (m)	154
38		Aozora Bank Ltd. (m)	96
66		Asahi Glass Co., Ltd. (m)	581
26		Asahi Group Holdings Ltd. (m)	523
83		Asahi Kasei Corp. (m)	495
10		Asics Corp. (m)	131
29		Astellas Pharma, Inc. (m)	1,071
21		Bank of Kyoto Ltd. (The) (m)	178
81		Bank of Yokohama Ltd. (The) (m)	370
5		Benesse Holdings, Inc. (m)	199
43		Bridgestone Corp. (m)	1,005
16		Brother Industries Ltd. (m)	209
75		Canon, Inc. (m)	3,395
15		Casio Computer Co., Ltd. (m)	95
—	(h)	Central Japan Railway Co. (m)	842
50		Chiba Bank Ltd. (The) (m)	305
10		Chiyoda Corp. (m)	115
45		Chubu Electric Power Co., Inc. (m)	824
15		Chugai Pharmaceutical Co., Ltd. (m)	231
11		Chugoku Bank Ltd. (The) (m)	144
20		Chugoku Electric Power Co., Inc. (The) (m)	292
17		Citizen Holdings Co., Ltd. (m)	91
4		Coca-Cola West Co., Ltd. (m)	71

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
39	Cosmo Oil Co., Ltd. (m)	98
10	Credit Saison Co., Ltd. (m)	190
37	Dai Nippon Printing Co., Ltd. (m)	391
19	Daicel Corp. (m)	110
18	Daido Steel Co., Ltd. (m)	109
13	Daihatsu Motor Co., Ltd. (m)	229
1	Dai-ichi Life Insurance Co., Ltd. (The) (m)	676
44	Daiichi Sankyo Co., Ltd. (m)	862
15	Daikin Industries Ltd. (m)	458
11	Dainippon Sumitomo Pharma Co., Ltd. (m)	115
5	Daito Trust Construction Co., Ltd. (m)	429
31	Daiwa House Industry Co., Ltd. (m)	392
109	Daiwa Securities Group, Inc. (m)	383
7	Dena Co., Ltd. (m)	281
31	Denki Kagaku Kogyo KK (m)	120
32	Denso Corp. (m)	987
12	Dentsu, Inc. (m)	358
22	East Japan Railway Co. (m)	1,358
17	Eisai Co., Ltd. (m)	658
8	Electric Power Development Co., Ltd. (m)	189
17	Elpida Memory, Inc. (a) (m)	106
4	FamilyMart Co., Ltd. (m)	164
13	FANUC Corp. (m)	2,029
4	Fast Retailing Co., Ltd. (m)	633
37	Fuji Electric Co., Ltd. (m)	108
39	Fuji Heavy Industries Ltd. (m)	247
31	FUJIFILM Holdings Corp. (m)	747
123	Fujitsu Ltd. (m)	659
52	Fukuoka Financial Group, Inc. (m)	200
40	Furukawa Electric Co., Ltd. (m)	113
6	Gree, Inc. (m)	194
23	GS Yuasa Corp. (m)	121
26	Gunma Bank Ltd. (The) (m)	131
28	Hachijuni Bank Ltd. (The) (m)	156
2	Hakuhodo DY Holdings, Inc. (m)	83
4	Hamamatsu Photonics KK (m)	167
17	Hino Motors Ltd. (m)	100
2	Hirose Electric Co., Ltd. (m)	208
33	Hiroshima Bank Ltd. (The) (m)	147
4	Hisamitsu Pharmaceutical Co., Inc. (m)	165
7	Hitachi Chemical Co., Ltd. (m)	123
7	Hitachi Construction Machinery Co., Ltd. (m)	137
4	Hitachi High-Technologies Corp. (m)	86
298	Hitachi Ltd. (m)	1,597
11	Hitachi Metals Ltd. (m)	125

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
12		Hokkaido Electric Power Co., Inc. (m)	151
82		Hokuhoku Financial Group, Inc. (m)	154
11		Hokuriku Electric Power Co. (m)	180
108		Honda Motor Co., Ltd. (m)	3,215
29		Hoya Corp. (m)	627
8		Ibiden Co., Ltd. (m)	181
1		Idemitsu Kosan Co., Ltd. (m)	131
87		IHI Corp. (m)	198
—	(h)	Inpex Corp. (m)	957
25		Isetan Mitsukoshi Holdings Ltd. (m)	254
78		Isuzu Motors Ltd. (m)	331
99		ITOCHU Corp. (m)	982
2		Itochu Techno-Solutions Corp. (m)	84
16		Iyo Bank Ltd. (The) (m)	150
31		J. Front Retailing Co., Ltd. (m)	136
2		Japan Petroleum Exploration Co. (m)	75
—	(h)	Japan Prime Realty Investment Corp. (m)	108
—	(h)	Japan Real Estate Investment Corp. (m)	264
—	(h)	Japan Retail Fund Investment Corp. (m)	163
21		Japan Steel Works Ltd. (The) (m)	144
—	(h)	Japan Tobacco, Inc. (m)	1,484
30		JFE Holdings, Inc. (m)	577
14		JGC Corp. (m)	390
43		Joyo Bank Ltd. (The) (m)	180
18		JS Group Corp. (m)	367
12		JSR Corp. (m)	231
15		JTEKT Corp. (m)	160
—	(h)	Jupiter Telecommunications Co., Ltd. (m)	111
148		JX Holdings, Inc. (m)	862
56		Kajima Corp. (m)	179
16		Kamigumi Co., Ltd. (m)	144
19		Kaneka Corp. (m)	101
50		Kansai Electric Power Co., Inc. (The) (m)	731
14		Kansai Paint Co., Ltd. (m)	131
35		Kao Corp. (m)	913
94		Kawasaki Heavy Industries Ltd. (m)	240
48		Kawasaki Kisen Kaisha Ltd. (m)	98
—	(h)	KDDI Corp. (m)	1,406
31		Keikyu Corp. (m)	280
39		Keio Corp. (m)	267
18		Keisei Electric Railway Co., Ltd. (m)	121
3		Keyence Corp. (m)	712
10		Kikkoman Corp. (m)	109
9		Kinden Corp. (m)	75
108		Kintetsu Corp. (m)	377

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
54	Kirin Holdings Co., Ltd. (m)	658
165	Kobe Steel Ltd. (m)	275
6	Koito Manufacturing Co., Ltd. (m)	90
62	Komatsu Ltd. (m)	1,542
6	Konami Corp. (m)	198
32	Konica Minolta Holdings, Inc. (m)	236
76	Kubota Corp. (m)	628
23	Kuraray Co., Ltd. (m)	321
8	Kurita Water Industries Ltd. (m)	209
10	Kyocera Corp. (m)	885
17	Kyowa Hakko Kirin Co., Ltd. (m)	187
27	Kyushu Electric Power Co., Inc. (m)	352
4	Lawson, Inc. (m)	224
2	Mabuchi Motor Co., Ltd. (m)	75
7	Makita Corp. (m)	279
109	Marubeni Corp. (m)	634
15	Marui Group Co., Ltd. (m)	113
3	Maruichi Steel Tube Ltd. (m)	72
102	Mazda Motor Corp. (a) (m)	214
4	McDonald’s Holdings Co., Japan Ltd. (m)	116
10	Medipal Holdings Corp. (m)	90
4	MEIJI Holdings Co., Ltd. (m)	192
22	Minebea Co., Ltd. (m)	78
4	Miraca Holdings, Inc. (m)	141
90	Mitsubishi Chemical Holdings Corp. (m)	543
92	Mitsubishi Corp. (m)	1,884
128	Mitsubishi Electric Corp. (m)	1,181
82	Mitsubishi Estate Co., Ltd. (m)	1,394
26	Mitsubishi Gas Chemical Co., Inc. (m)	168
200	Mitsubishi Heavy Industries Ltd. (m)	816
8	Mitsubishi Logistics Corp. (m)	85
76	Mitsubishi Materials Corp. (m)	203
256	Mitsubishi Motors Corp. (a) (m)	338
15	Mitsubishi Tanabe Pharma Corp. (m)	256
841	Mitsubishi UFJ Financial Group, Inc. (m)	3,653
4	Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	148
115	Mitsui & Co., Ltd. (m)	1,673
54	Mitsui Chemicals, Inc. (m)	177
46	Mitsui Engineering & Shipbuilding Co., Ltd. (m)	74
56	Mitsui Fudosan Co., Ltd. (m)	927
76	Mitsui OSK Lines Ltd. (m)	293
1,614	Mizuho Financial Group, Inc. (m)	2,258
38	MS&AD Insurance Group Holdings (m)	736
13	Murata Manufacturing Co., Ltd. (m)	749
6	Nabtesco Corp. (m)	138

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
13		Namco Bandai Holdings, Inc. (m)	190
172		NEC Corp. (a) (m)	383
17		NGK Insulators Ltd. (m)	192
10		NGK Spark Plug Co., Ltd. (m)	130
10		NHK Spring Co., Ltd. (m)	92
7		Nidec Corp. (m)	588
23		Nikon Corp. (m)	504
7		Nintendo Co., Ltd. (m)	986
—	(h)	Nippon Building Fund, Inc. (m)	348
26		Nippon Electric Glass Co., Ltd. (m)	233
57		Nippon Express Co., Ltd. (m)	220
11		Nippon Meat Packers, Inc. (m)	140
7		Nippon Paper Group, Inc. (m)	149
59		Nippon Sheet Glass Co., Ltd. (m)	127
335		Nippon Steel Corp. (m)	874
32		Nippon Telegraph & Telephone Corp. (m)	1,616
101		Nippon Yusen KK (m)	255
45		Nishi-Nippon City Bank Ltd. (The) (m)	123
164		Nissan Motor Co., Ltd. (m)	1,508
13		Nisshin Seifun Group, Inc. (m)	154
45		Nisshin Steel Co., Ltd. (m)	72
4		Nissin Foods Holdings Co., Ltd. (m)	150
2		Nitori Holdings Co., Ltd. (m)	233
11		Nitto Denko Corp. (m)	456
25		NKSJ Holdings, Inc. (m)	492
7		NOK Corp. (m)	116
233		Nomura Holdings, Inc. (m)	889
6		Nomura Real Estate Holdings, Inc. (m)	100
—	(h)	Nomura Real Estate Office Fund, Inc. (m)	96
7		Nomura Research Institute Ltd. (m)	148
29		NSK Ltd. (m)	222
32		NTN Corp. (m)	140
—	(h)	NTT Data Corp. (m)	282
1		NTT DoCoMo, Inc. (m)	1,790
—	(h)	NTT Urban Development Corp. (m)	52
42		Obayashi Corp. (m)	195
42		Odakyu Electric Railway Co., Ltd. (m)	394
57		OJI Paper Co., Ltd. (m)	283
14		Olympus Corp. (m)	219
13		Omron Corp. (m)	291
6		Ono Pharmaceutical Co., Ltd. (m)	293
3		Oracle Corp. Japan (m)	88
3		Oriental Land Co., Ltd. (m)	323
7		ORIX Corp. (m)	604
124		Osaka Gas Co., Ltd. (m)	469

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
1		Otsuka Corp. (m)	69
17		Otsuka Holdings Co., Ltd. (m)	423
146		Panasonic Corp. (m)	1,473
1		Pioneer Corp. (a) (m)	3
—	(h)	Rakuten, Inc. (m)	525
125		Resona Holdings, Inc. (m)	559
45		Ricoh Co., Ltd. (m)	370
2		Rinnai Corp. (m)	157
6		Rohm Co., Ltd. (m)	321
4		Sankyo Co., Ltd. (m)	183
5		Santen Pharmaceutical Co., Ltd. (m)	183
1		SBI Holdings, Inc. (m)	123
14		Secom Co., Ltd. (m)	656
14		Sega Sammy Holdings, Inc. (m)	307
8		Seiko Epson Corp. (m)	111
28		Sekisui Chemical Co., Ltd. (m)	219
38		Sekisui House Ltd. (m)	343
50		Seven & I Holdings Co., Ltd. (m)	1,326
—	(h)	Seven Bank Ltd. (m)	64
66		Sharp Corp. (m)	609
12		Shikoku Electric Power Co., Inc. (m)	302
16		Shimadzu Corp. (m)	136
2		Shimamura Co., Ltd. (m)	150
5		Shimano, Inc. (m)	252
39		Shimizu Corp. (m)	166
27		Shin-Etsu Chemical Co., Ltd. (m)	1,392
91		Shinsei Bank Ltd. (m)	100
20		Shionogi & Co., Ltd. (m)	269
24		Shiseido Co., Ltd. (m)	434
38		Shizuoka Bank Ltd. (The) (m)	372
98		Showa Denko KK (m)	179
12		Showa Shell Sekiyu KK (m)	90
4		SMC Corp. (m)	560
57		Softbank Corp. (m)	1,856
82		Sojitz Corp. (m)	139
66		Sony Corp. (m)	1,383
11		Sony Financial Holdings, Inc. (m)	190
4		Square Enix Holdings Co., Ltd. (m)	80
10		Stanley Electric Co., Ltd. (m)	140
8		Sumco Corp. (a) (m)	77
104		Sumitomo Chemical Co., Ltd. (m)	383
74		Sumitomo Corp. (m)	919
50		Sumitomo Electric Industries Ltd. (m)	551
37		Sumitomo Heavy Industries Ltd. (m)	209
221		Sumitomo Metal Industries Ltd. (m)	416

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Japan — Continued
34		Sumitomo Metal Mining Co., Ltd. (m)	469
89		Sumitomo Mitsui Financial Group, Inc. (m)	2,479
206		Sumitomo Mitsui Trust Holdings, Inc. (m)	705
23		Sumitomo Realty & Development Co., Ltd. (m)	483
11		Sumitomo Rubber Industries Ltd. (m)	140
12		Suruga Bank Ltd. (m)	98
5		Suzuken Co., Ltd. (m)	110
22		Suzuki Motor Corp. (m)	471
5		Sysmex Corp. (m)	154
38		T&D Holdings, Inc. (m)	379
67		Taisei Corp. (m)	180
2		Taisho Pharmaceutical Holdings Co., Ltd. (a) (m)	167
17		Taiyo Nippon Sanso Corp. (m)	121
17		Takashimaya Co., Ltd. (m)	121
52		Takeda Pharmaceutical Co., Ltd. (m)	2,348
—	(h)	Takefuji Corp. (a) (f) (i)	—
8		TDK Corp. (m)	332
62		Teijin Ltd. (m)	216
11		Terumo Corp. (m)	567
8		THK Co., Ltd. (m)	154
67		Tobu Railway Co., Ltd. (m)	321
7		Toho Co., Ltd. (m)	128
27		Toho Gas Co., Ltd. (m)	153
30		Tohoku Electric Power Co., Inc. (m)	330
48		Tokio Marine Holdings, Inc. (m)	1,140
96		Tokyo Electric Power Co., Inc. (The) (a) (m)	350
11		Tokyo Electron Ltd. (m)	602
168		Tokyo Gas Co., Ltd. (m)	723
75		Tokyu Corp. (m)	362
28		Tokyu Land Corp. (m)	116
19		TonenGeneral Sekiyu KK (m)	214
37		Toppan Printing Co., Ltd. (m)	290
97		Toray Industries, Inc. (m)	692
266		Toshiba Corp. (m)	1,159
34		Tosoh Corp. (m)	110
19		TOTO Ltd. (m)	161
10		Toyo Seikan Kaisha Ltd. (m)	152
6		Toyo Suisan Kaisha Ltd. (m)	153
4		Toyobo Co., Ltd. (m)	6
4		Toyoda Gosei Co., Ltd. (m)	75
4		Toyota Boshoku Corp. (m)	52
12		Toyota Industries Corp. (m)	332
182		Toyota Motor Corp. (m)	6,043
14		Toyota Tsusho Corp. (m)	224
7		Trend Micro, Inc. (m)	254
4		Tsumura & Co. (m)	113

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
66	Ube Industries Ltd. (m)	194
8	Unicharm Corp. (m)	336
7	Ushio, Inc. (m)	102
1	USS Co., Ltd. (m)	119
11	West Japan Railway Co. (m)	475
1	Yahoo! Japan Corp. (m)	308
6	Yakult Honsha Co., Ltd. (m)	179
5	Yamada Denki Co., Ltd. (m)	390
14	Yamaguchi Financial Group, Inc. (m)	125
10	Yamaha Corp. (m)	104
19	Yamaha Motor Co., Ltd. (a) (m)	266
26	Yamato Holdings Co., Ltd. (m)	435
3	Yamato Kogyo Co., Ltd. (m)	71
8	Yamazaki Baking Co., Ltd. (m)	101
14	Yaskawa Electric Corp. (m)	120
14	Yokogawa Electric Corp. (a) (m)	132

		138,148

	Luxembourg — 0.5%
51	ArcelorMittal (m)	1,057
3	Millicom International Cellular S.A. (m)	301
18	SES S.A. FDR (m)	451
77	Tenaris S.A. (m)	1,229

		3,038

	Mauritius — 0.0% (g)
8	Essar Energy plc (a) (m)	41

	Mexico — 0.7%
16	Alfa S.A.B. de C.V., Class A (m)	183
1,144	America Movil S.A.B. de C.V., Series L, (m)	1,454
417	Cemex S.A.B. de C.V. (a) (m)	182
68	Fomento Economico Mexicano S.A.B. de C.V. (m)	458
5	Fresnillo plc (m)	125
89	Grupo Bimbo S.A.B. de C.V., Series A, (m)	183
20	Grupo Carso S.A.B. de C.V., Series A1, (m)	51
170	Grupo Mexico S.A.B. de C.V., Class B (m)	472
28	Grupo Modelo S.A.B. de C.V., Series C, (m)	176
107	Grupo Televisa S.A. (m)	459
31	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	174
20	Minera Frisco S.A.B. de C.V., Class A1 (a) (m)	78
57	Telefonos de Mexico S.A.B. de C.V., Class A (m)	45
91	Telefonos de Mexico S.A.B. de C.V., Class L (m)	71
202	Wal-Mart de Mexico S.A.B. de C.V., Series V, (m)	521

		4,632

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Netherlands — 4.0%
129	Aegon N.V. (a) (m)	614
17	Akzo Nobel N.V. (m)	891
31	ASML Holding N.V. (m)	1,313
4	Corio N.V. (m)	215
8	Delta Lloyd N.V. (m)	135
25	European Aeronautic Defence and Space Co., N.V. (m)	730
5	Fugro N.V. CVA (m)	285
8	Heineken Holding N.V. (m)	339
19	Heineken N.V. (m)	914
276	ING Groep N.V. CVA (a) (m)	2,383
83	Koninklijke Ahold N.V. (m)	1,064
5	Koninklijke Boskalis Westminster N.V. (m)	175
12	Koninklijke DSM N.V. (m)	593
112	Koninklijke KPN N.V. (m)	1,464
72	Koninklijke Philips Electronics N.V. (m)	1,504
5	Koninklijke Vopak N.V. (m)	257
23	PostNL N.V. (m)	114
22	QIAGEN N.V. (a) (m)	308
8	Randstad Holding N.V. (m)	292
52	Reed Elsevier N.V. (m)	634
92	Royal Dutch Shell plc, Class A (m)	3,270
69	Royal Dutch Shell plc, Class B (m)	2,482
12	SBM Offshore N.V. (m)	264
24	TNT Express N.V. (m)	204
118	Unilever N.V. CVA (m)	4,080
22	Wolters Kluwer N.V. (m)	395

		24,919

	New Zealand — 0.6%
253	Auckland International Airport Ltd. (m)	479
98	Contact Energy Ltd. (a) (m)	442
187	Fletcher Building Ltd. (m)	996
159	Sky City Entertainment Group Ltd. (m)	451
530	Telecom Corp. of New Zealand Ltd. (m)	1,081

		3,449

	Norway — 1.3%
17	Aker Solutions ASA (m)	201
105	DnB NOR ASA (m)	1,209
21	Gjensidige Forsikring ASA (m)	228
102	Norsk Hydro ASA (m)	529
84	Orkla ASA (m)	730
65	Renewable Energy Corp. ASA (a) (m)	62
118	Statoil ASA (m)	2,998
79	Telenor ASA (m)	1,408

SHARES	SECURITY DESCRIPTION	VALUE($)

	Norway — Continued
20	Yara International ASA (m)	958

		8,323

	Philippines — 0.7%
44	Aboitiz Power Corp. (m)	30
51	Ayala Corp. (m)	363
1,607	Ayala Land, Inc. (m)	602
77	Banco de Oro Unibank, Inc. (m)	101
403	Bank of the Philippine Islands (m)	545
621	Energy Development Corp. (m)	88
7	Globe Telecom, Inc. (m)	146
126	Jollibee Foods Corp. (m)	266
113	Manila Electric Co. (m)	637
73	Metropolitan Bank & Trust (m)	121
11	Philippine Long Distance Telephone Co. (m)	635
43	SM Investments Corp. (m)	552
1,630	SM Prime Holdings, Inc. (m)	494

		4,580

	Portugal — 0.5%
454	Banco Comercial Portugues S.A., Class R (a) (m)	96
76	Banco Espirito Santo S.A. (m)	164
29	Cimpor Cimentos de Portugal SGPS S.A. (m)	216
289	EDP - Energias de Portugal S.A. (m)	908
35	Galp Energia SGPS S.A., Class B (m)	716
34	Jeronimo Martins SGPS S.A. (m)	576
101	Portugal Telecom SGPS S.A. (m)	721

		3,397

	Singapore — 0.8%
52	Ascendas REIT (m)	84
82	CapitaLand Ltd. (m)	177
56	CapitaMall Trust (m)	83
41	CapitaMalls Asia Ltd. (m)	44
15	City Developments Ltd. (m)	130
54	ComfortDelgro Corp., Ltd. (m)	60
31	Cosco Corp. Singapore Ltd. (m)	25
53	DBS Group Holdings Ltd. (m)	517
27	Fraser and Neave Ltd. (m)	131
186	Genting Singapore plc (a) (m)	254
54	Global Logistic Properties Ltd. (a) (m)	75
194	Golden Agri-Resources Ltd. (m)	100
152	Hutchison Port Holdings Trust, Class U (m)	101
3	Jardine Cycle & Carriage Ltd. (m)	112
44	Keppel Corp., Ltd. (m)	332
21	Keppel Land Ltd. (m)	46
28	Neptune Orient Lines Ltd. (m)	25

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Singapore — Continued
39	Olam International Ltd. (m)	78
76	Oversea-Chinese Banking Corp., Ltd. (m)	511
29	SembCorp Industries Ltd. (m)	95
24	SembCorp Marine Ltd. (m)	80
16	Singapore Airlines Ltd. (m)	150
27	Singapore Exchange Ltd. (m)	144
45	Singapore Press Holdings Ltd. (m)	140
45	Singapore Technologies Engineering Ltd. (m)	101
243	Singapore Telecommunications Ltd. (m)	613
18	StarHub Ltd. (m)	40
39	United Overseas Bank Ltd. (m)	526
14	UOL Group Ltd. (m)	49
59	Wilmar International Ltd. (m)	255

		5,078

	South Africa — 0.8%
9	ABSA Group Ltd. (m)	156
1	Anglo Platinum Ltd. (m)	74
6	AngloGold Ashanti Ltd. (m)	289
9	Bidvest Group Ltd. (m)	174
98	FirstRand Ltd. (m)	242
19	Gold Fields Ltd. (m)	338
15	Impala Platinum Holdings Ltd. (m)	343
45	MTN Group Ltd. (m)	779
12	Naspers Ltd., Class N (m)	574
40	Pretoria Portland Cement Co., Ltd. (m)	123
64	Sanlam Ltd. (m)	241
16	Sasol Ltd. (m)	725
13	Shoprite Holdings Ltd. (m)	183
27	Standard Bank Group Ltd. (m)	331
41	Steinhoff International Holdings Ltd. (a) (m)	121
6	Tiger Brands Ltd. (m)	163

		4,856

	South Korea — 0.8%
2	Daelim Industrial Co., Ltd. (m)	181
7	Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	166
1	E-Mart Co., Ltd. (a) (m)	149
7	Hynix Semiconductor, Inc. (m)	140
2	Hyundai Mobis (m)	536
1	Hyundai Motor Co. (m)	244
4	KB Financial Group, Inc. (m)	151
1	LG Chem Ltd. (m)	467
4	LG Electronics, Inc. (m)	283
2	POSCO (m)	582
1	Samsung Electronics Co., Ltd. (m)	1,145

SHARES		SECURITY DESCRIPTION	VALUE($)

		South Korea — Continued
2		Samsung Fire & Marine Insurance Co., Ltd. (m)	432
5		Shinhan Financial Group Co., Ltd. (m)	208
—	(h)	Shinsegae Co., Ltd. (m)	50
1		SK Innovation Co., Ltd. (m)	117
1		SK Telecom Co., Ltd. (m)	104

			4,955

		Spain — 5.0%
34		Abertis Infraestructuras S.A. (m)	558
2		Acciona S.A. (m)	217
10		Acerinox S.A. (m)	132
13		ACS Actividades de Construccion y Servicios S.A. (m)	510
26		Amadeus IT Holding S.A., Class A (m)	490
388		Banco Bilbao Vizcaya Argentaria S.A. (m)	3,493
98		Banco de Sabadell S.A. (m)	353
1		Banco de Valencia S.A. (a) (m)	1
87		Banco Popular Espanol S.A. (m)	400
758		Banco Santander S.A. (m)	6,416
78		Bankia S.A. (a) (m)	394
20		Bankinter S.A. (m)	122
64		Criteria Caixacorp S.A. (m)	313
50		Distribuidora Internacional de Alimentacion S.A. (a) (m)	229
33		EDP Renovaveis S.A. (a) (m)	195
15		Enagas S.A. (m)	303
34		Ferrovial S.A. (m)	431
4		Fomento de Construcciones y Contratas S.A. (m)	103
29		Gas Natural SDG S.A. (m)	538
16		Gestevision Telecinco S.A. (m)	108
12		Grifols S.A. (a) (m)	217
356		Iberdrola S.A. (m)	2,572
20		Inditex S.A. (m)	1,776
9		Indra Sistemas S.A. (m)	154
62		Mapfre S.A. (m)	225
10		Red Electrica Corp. S.A. (m)	465
71		Repsol YPF S.A. (m)	2,140
369		Telefonica S.A. (m)	7,842
14		Zardoya Otis S.A. (m)	183

			30,880

		Sweden — 1.8%
14		Alfa Laval AB (m)	259
11		Assa Abloy AB, Class B (m)	272
24		Atlas Copco AB, Class A (m)	520
14		Atlas Copco AB, Class B (m)	271
9		Boliden AB (m)	125

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Sweden — Continued
8		Electrolux AB, Series B, (m)	147
7		Getinge AB, Class B (m)	185
37		Hennes & Mauritz AB, Class B (m)	1,219
9		Hexagon AB, Class B (m)	134
2		Holmen AB, Class B (m)	49
18		Husqvarna AB, Class B (m)	90
5		Industrivarden AB, Class C (m)	65
17		Investor AB, Class B (m)	326
8		Kinnevik Investment AB, Class B (m)	159
2		Modern Times Group AB, Class B (m)	92
101		Nordea Bank AB (m)	919
6		Ratos AB, Class B (m)	86
40		Sandvik AB (m)	548
12		Scania AB, Class B (m)	194
13		Securitas AB, Class B (m)	115
53		Skandinaviska Enskilda Banken AB, Class A (m)	335
17		Skanska AB, Class B (m)	273
15		SKF AB, Class B (m)	340
5		SSAB AB, Class A (m)	44
24		Svenska Cellulosa AB, Class B (m)	343
19		Svenska Handelsbanken AB, Class A (m)	554
31		Swedbank AB, Class A (m)	428
8		Swedish Match AB (m)	283
11		Tele2 AB, Class B (m)	240
113		Telefonaktiebolaget LM Ericsson, Class B (m)	1,173
84		TeliaSonera AB (m)	583
53		Volvo AB, Class B (m)	664

			11,035

		Switzerland — 2.7%
39		ABB Ltd. (a) (m)	737
2		Actelion Ltd. (a) (m)	59
2		Adecco S.A. (a) (m)	112
—	(h)	Aryzta AG (m)	9
1		Aryzta AG (m)	48
1		Baloise Holding AG (m)	60
10		Cie Financiere Richemont S.A., Class A (m)	547
21		Credit Suisse Group AG (a) (m)	597
3		GAM Holding AG (a) (m)	33
1		Geberit AG (a) (m)	143
—	(h)	Givaudan S.A. (a) (m)	131
21		Glencore International plc (m)	150
5		Holcim Ltd. (a) (m)	296
4		Julius Baer Group Ltd. (a) (m)	139
1		Kuehne & Nagel International AG (m)	117
—	(h)	Lindt & Spruengli AG (m)	40

SHARES		SECURITY DESCRIPTION	VALUE($)

		Switzerland — Continued
—	(h)	Lindt & Spruengli AG (m)	74
—	(h)	Logitech International S.A. (a) (m)	2
1		Lonza Group AG (a) (m)	69
62		Nestle S.A. (m)	3,558
42		Novartis AG (m)	2,340
—	(h)	Pargesa Holding S.A. (m)	31
13		Roche Holding AG (m)	2,052
1		Schindler Holding AG (m)	93
—	(h)	Schindler Holding AG (m)	57
—	(h)	SGS S.A. (m)	165
—	(h)	Sika AG (m)	63
1		Sonova Holding AG (a) (m)	71
41		STMicroelectronics N.V. (m)	287
—	(h)	Straumann Holding AG (m)	16
—	(h)	Sulzer AG (m)	52
1		Swatch Group AG (The) (m)	230
1		Swatch Group AG (The) (m)	58
—	(h)	Swiss Life Holding AG (a) (m)	56
9		Swiss Reinsurance Co., Ltd. (a) (m)	495
—	(h)	Swisscom AG (m)	166
2		Syngenta AG (a) (m)	531
6		Transocean Ltd. (m)	315
65		UBS AG (a) (m)	816
7		Wolseley plc (m)	211
53		Xstrata plc (m)	887
3		Zurich Financial Services AG (a) (m)	615

			16,528

		Taiwan — 0.8%
32		Asustek Computer, Inc. (m)	219
171		Cathay Financial Holding Co., Ltd. (m)	204
414		China Steel Corp. (m)	412
26		Chunghwa Telecom Co., Ltd. (m)	87
236		Far Eastern New Century Corp. (m)	277
93		Formosa Plastics Corp. (m)	273
218		Hon Hai Precision Industry Co., Ltd. (m)	598
7		HTC Corp. (m)	161
29		MediaTek, Inc. (m)	305
77		Nan Ya Plastics Corp. (m)	173
105		Pegatron Corp. (m)	113
123		Quanta Computer, Inc. (m)	242
752		Taishin Financial Holding Co., Ltd. (m)	319
65		Taiwan Cement Corp. (m)	81
91		Taiwan Mobile Co., Ltd. (m)	261
411		Taiwan Semiconductor Manufacturing Co., Ltd. (m)	1,002

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Taiwan — Continued
234	United Microelectronics Corp. (m)	103

		4,830

	Thailand — 0.7%
60	Advanced Info Service PCL (m)	253
76	Bangkok Bank PCL (m)	384
14	Banpu PCL (m)	282
226	Charoen Pokphand Foods PCL, Foreign Shares (m)	221
153	Kasikornbank PCL (m)	617
256	Krung Thai Bank PCL (m)	125
124	PTT Exploration & Production PCL (m)	641
128	PTT Global Chemical PCL (a) (m)	273
70	PTT PCL (m)	693
39	Siam Cement PCL (m)	468
142	Siam Commercial Bank PCL (m)	536
53	Thai Oil PCL (m)	98

		4,591

	Turkey — 0.8%
159	Akbank TAS (m)	578
29	Anadolu Efes Biracilik Ve Malt Sanayii A.S. (m)	349
11	BIM Birlesik Magazalar A.S. (m)	349
103	Eregli Demir ve Celik Fabrikalari TAS (m)	212
90	Haci Omer Sabanci Holding A.S. (m)	306
55	KOC Holding A.S. (m)	194
17	Tupras Turkiye Petrol Rafinerileri A.S. (m)	394
104	Turkcell Iletisim Hizmet A.S. (a) (m)	513
253	Turkiye Garanti Bankasi A.S. (m)	888
45	Turkiye Halk Bankasi A.S. (m)	278
201	Turkiye Is Bankasi, Class C (m)	468
144	Yapi ve Kredi Bankasi A.S. (a) (m)	270

		4,799

	United Kingdom — 8.2%
26	3i Group plc (m)	84
5	Admiral Group plc (m)	98
7	Aggreko plc (m)	187
9	AMEC plc (m)	128
34	Anglo American plc (m)	1,244
10	Antofagasta plc (m)	188
35	ARM Holdings plc (m)	324
9	Associated British Foods plc (m)	162
35	AstraZeneca plc (m)	1,700
74	Aviva plc (m)	401
9	Babcock International Group plc (m)	105
88	BAE Systems plc (m)	389

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
17	Balfour Beatty plc (m)	68
297	Barclays plc (m)	921
87	BG Group plc (m)	1,886
55	BHP Billiton plc (m)	1,728
485	BP plc (m)	3,565
51	British American Tobacco plc (m)	2,340
22	British Land Co. plc (m)	177
29	British Sky Broadcasting Group plc (m)	330
199	BT Group plc (m)	601
9	Bunzl plc (m)	111
11	Burberry Group plc (m)	240
36	Cairn Energy plc (a) (m)	169
16	Capita Group plc (The) (m)	184
14	Capital Shopping Centres Group plc (m)	73
5	Carnival plc (m)	172
133	Centrica plc (m)	631
29	Cobham plc (m)	82
49	Compass Group plc (m)	442
64	Diageo plc (m)	1,330
7	Eurasian Natural Resources Corp. plc (m)	72
36	G4S plc (m)	142
40	GKN plc (m)	121
132	GlaxoSmithKline plc (m)	2,973
18	Hammerson plc (m)	120
457	HSBC Holdings plc (m)	3,991
15	ICAP plc (m)	94
26	Imperial Tobacco Group plc (m)	953
12	Inmarsat plc (m)	89
7	Intercontinental Hotels Group plc (m)	138
85	International Consolidated Airlines Group S.A. (a) (m)	226
39	International Power plc (m)	213
4	Intertek Group plc (m)	135
21	Invensys plc (m)	77
12	Investec plc (m)	73
97	ITV plc (a) (m)	99
31	J Sainsbury plc (m)	150
6	Johnson Matthey plc (m)	166
6	Kazakhmys plc (m)	83
61	Kingfisher plc (m)	252
20	Land Securities Group plc (m)	217
151	Legal & General Group plc (m)	265
1,058	Lloyds Banking Group plc (a) (m)	547
4	London Stock Exchange Group plc (m)	55
4	Lonmin plc (m)	73
48	Man Group plc (m)	116

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United Kingdom — Continued
41	Marks & Spencer Group plc (m)	210
90	National Grid plc (m)	896
4	Next plc (m)	181
142	Old Mutual plc (m)	250
21	Pearson plc (m)	384
7	Petrofac Ltd. (m)	154
65	Prudential plc (m)	676
2	Randgold Resources Ltd. (m)	255
16	Reckitt Benckiser Group plc (m)	816
31	Reed Elsevier plc (m)	267
38	Resolution Ltd. (m)	166
23	Rexam plc (m)	125
37	Rio Tinto plc (m)	1,980
48	Rolls-Royce Holdings plc (m) (a)	541
3,316	Rolls-Royce Holdings plc, Class C (a) (m)	5
451	Royal Bank of Scotland Group plc (a) (m)	174
91	RSA Insurance Group plc (m)	162
24	SABMiller plc (m)	891
34	Sage Group plc (The) (m)	151
3	Schroders plc (m)	69
19	Segro plc (m)	76
13	Serco Group plc (m)	107
6	Severn Trent plc (m)	148
23	Smith & Nephew plc (m)	210
10	Smiths Group plc (m)	154
24	SSE plc (m)	520
61	Standard Chartered plc (m)	1,424
61	Standard Life plc (m)	211
31	Subsea 7 S.A. (a) (m)	659
207	Tesco plc (m)	1,333
12	TUI Travel plc (m)	33
23	Tullow Oil plc (m)	513
33	Unilever plc (m)	1,105
18	United Utilities Group plc (m)	171
3	Vedanta Resources plc (m)	60
1,316	Vodafone Group plc (m)	3,655
5	Weir Group plc (The) (m)	166
5	Whitbread plc (m)	122
57	Wm Morrison Supermarkets plc (m)	278

		50,798

	United States — 0.0% (g)
6	Sims Metal Management Ltd. (m)	87
1	Synthes, Inc. (e) (m)	192

		279

	Total Common Stocks (Cost $413,608)	587,882

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 2.6%
	United States — 2.6%
260	iShares MSCI EAFE Index Fund (m)	13,606
30	iShares MSCI Germany Index Fund (m)	636
41	iShares MSCI Pacific ex-Japan Index Fund (m)	1,750

	Total Investment Companies (Cost $14,523)	15,992

Preferred Stocks — 1.3%
	Brazil — 0.6%
30	Banco Bradesco S.A. (m)	546
8	Cia de Bebidas das Americas (m)	272
6	Cia Energetica de Minas Gerais (m)	95
80	Itau Unibanco Holding S.A. (m)	1,535
40	Petroleo Brasileiro S.A. (m)	504
31	Vale S.A., Class A (m)	734

		3,686

	Germany — 0.7%
5	Bayerische Motoren Werke AG (m)	247
15	Henkel AG & Co. KGaA (m)	916
14	Porsche Automobil Holding SE (m)	803
6	ProSiebenSat.1 Media AG (m)	138
3	RWE AG (m)	128
13	Volkswagen AG (m)	2,237

		4,469

	Total Preferred Stocks (Cost $2,937)	8,155

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Hong Kong — 0.0% (g)
21	New World Development Ltd., expiring 11/22/11 (a) (m) (Cost $—)	7

SHARES
Short-Term Investment — 0.8%
	Investment Company — 0.8%
4,990	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (1) (Cost $4,990)	4,990

	Total Investments — 99.2% (Cost $436,058)	617,026
	Other Assets in Excess of Liabilities — 0.8%	4,829

	NET ASSETS — 100.0%	$621,855

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	12.0%
Oil, Gas & Consumable Fuels	7.5
Pharmaceuticals	5.7
Diversified Telecommunication Services	4.9
Chemicals	4.3
Metals & Mining	4.3
Insurance	4.2
Automobiles	4.1
Electric Utilities	3.6
Investment Companies	2.6
Machinery	2.5
Food Products	2.5
Beverages	2.3
Wireless Telecommunication Services	2.3
Industrial Conglomerates	2.2
Food & Staples Retailing	2.1

INDUSTRY	PERCENTAGE
Real Estate Management & Development	1.4%
Electronic Equipment, Instruments & Components	1.3
Capital Markets	1.3
Diversified Financial Services	1.2
Media	1.2
Energy Equipment & Services	1.2
Electrical Equipment	1.2
Trading Companies & Distributors	1.2
Software	1.2
Semiconductors & Semiconductor Equipment	1.1
Multi-Utilities	1.0
Textiles, Apparel & Luxury Goods	1.0
Auto Components	1.0
Tobacco	1.0
Others (each less than 1.0%)	15.8
Short-Term Investment	0.8

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
29	TOPIX Index	12/08/11	$2,815	$19
163	Dow Jones Euro STOXX 50 Index	12/16/11	5,386	756
19	FTSE 100 Index	12/16/11	1,692	100

				$875

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.9%
	Austria — 0.3%
63	Erste Group Bank AG (m)	1,351

	Belgium — 1.5%
119	KBC Groep N.V. (m)	2,629
47	Solvay S.A. (m)	4,745

		7,374

	Canada — 1.8%
249	First Quantum Minerals Ltd. (m)	5,219
271	Kinross Gold Corp. (m)	3,856

		9,075

	China — 0.5%
274	Hengan International Group Co., Ltd. (m)	2,371

	Denmark — 0.6%
44	Carlsberg A/S, Class B (m)	2,989

	Finland — 1.0%
132	Ruukki Group OYJ (a) (m)	177
264	Stora Enso OYJ, Class R (m)	1,672
245	UPM-Kymmene OYJ (m)	2,860

		4,709

	France — 9.9%
69	Bouygues S.A. (m)	2,563
200	GDF Suez (m)	5,630
54	L’Oreal S.A. (m)	5,913
39	PPR (m)	6,069
147	Sanofi (m)	10,529
123	Schneider Electric S.A. (m)	7,226
100	Sodexo (m)	7,187
217	Suez Environnement Co. (m)	3,412

		48,529

	Germany — 7.8%
72	Adidas AG (m)	5,056
49	Allianz SE (m)	5,489
138	Bayer AG (m)	8,800
92	Daimler AG (m)	4,695
100	Deutsche Boerse AG (a) (m)	5,519
241	E.ON AG (m)	5,818
48	Lanxess AG (m)	2,788

		38,165

	Hong Kong — 3.7%
2,294	China Overseas Land & Investment Ltd. (m)	4,245
1,888	China Resources Land Ltd. (m)	2,763
711	Hang Lung Properties Ltd. (m)	2,589

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — Continued
525	Hutchison Whampoa Ltd. (m)	4,802
264	Sun Hung Kai Properties Ltd. (m)	3,635

		18,034

	Indonesia — 0.6%
8,606	Perusahaan Gas Negara PT (m)	2,839

	Ireland — 2.5%
456	Experian plc (m)	5,929
197	Shire plc (m)	6,173

		12,102

	Israel — 1.1%
128	Teva Pharmaceutical Industries Ltd., ADR (m)	5,247

	Italy — 1.3%
1,265	Snam Rete Gas S.p.A. (m)	6,184

	Japan — 19.3%
167	Bridgestone Corp. (m)	3,909
132	Canon, Inc. (m)	6,001
3	Dai-ichi Life Insurance Co., Ltd. (The) (m)	3,178
51	East Japan Railway Co. (m)	3,116
69	FUJIFILM Holdings Corp. (m)	1,689
1,115	Fujitsu Ltd. (m)	5,963
2	Japan Tobacco, Inc. (m)	10,101
941	JX Holdings, Inc. (m)	5,480
1	KDDI Corp. (m)	7,120
632	Marubeni Corp. (m)	3,679
646	Mitsubishi Electric Corp. (m)	5,977
273	Mitsubishi Estate Co., Ltd. (m)	4,624
586	Mitsubishi Heavy Industries Ltd. (m)	2,388
1,126	Mitsubishi UFJ Financial Group, Inc. (m)	4,894
289	Mitsui & Co., Ltd. (m)	4,215
2,333	Nippon Sheet Glass Co., Ltd. (m)	5,031
111	Nippon Telegraph & Telephone Corp. (m)	5,668
749	Nissan Motor Co., Ltd. (m)	6,886
171	Sumitomo Mitsui Financial Group, Inc. (m)	4,780

		94,699

	Netherlands — 10.4%
92	ASML Holding N.V. (m)	3,851
145	European Aeronautic Defence and Space Co., N.V. (m)	4,262
427	ING Groep N.V. CVA (a) (m)	3,681
445	Koninklijke KPN N.V. (m)	5,827
569	Royal Dutch Shell plc, Class A (m)	20,177
383	Unilever N.V. CVA (m)	13,222

		51,020

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	New Zealand — 0.4%
1,093	Telecom Corp. of New Zealand Ltd. (m)	2,231

	Norway — 1.1%
481	DnB NOR ASA (m)	5,567

	Singapore — 0.4%
1,476	Genting Singapore plc (a) (m)	2,017

	South Korea — 1.5%
9	Samsung Electronics Co., Ltd. (m)	7,411

	Spain — 0.8%
43	Inditex S.A. (m)	3,938

	Sweden — 1.8%
155	Atlas Copco AB, Class A (m)	3,373
543	Telefonaktiebolaget LM Ericsson, Class B (m)	5,660

		9,033

	Switzerland — 2.7%
389	ABB Ltd. (a) (m)	7,329
103	Cie Financiere Richemont S.A., Class A (m)	5,878

		13,207

	Taiwan — 0.9%
809	Hon Hai Precision Industry Co., Ltd., Reg. S, GDR (m)	4,526

	United Kingdom — 24.0%
547	BG Group plc (m)	11,856
294	British American Tobacco plc (m)	13,458
400	Cairn Energy plc (a) (m)	1,887
1,622	Centrica plc (m)	7,724
498	GlaxoSmithKline plc (m)	11,178
941	HSBC Holdings plc (m)	8,210

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — Continued
385	Intercontinental Hotels Group plc (m)	7,105
10,070	Lloyds Banking Group plc (a) (m)	5,207
22	Man Group plc (m)	52
319	Pearson plc (m)	5,856
812	Premier Farnell plc (m)	2,279
632	Prudential plc (m)	6,530
201	Rio Tinto plc (m)	10,875
364	Standard Chartered plc (m)	8,489
183	Tullow Oil plc (m)	4,112
4,709	Vodafone Group plc (m)	13,076

		117,894

	Total Common Stocks (Cost $479,930)	470,512

Preferred Stock — 1.7%
	Germany — 1.7%
48	Volkswagen AG (m) (Cost $5,952)	8,298

Short-Term Investment — 2.3%
	Investment Company — 2.3%
11,499	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $11,499)	11,499

	Total Investments — 99.9% (Cost $497,381)	490,309
	Other Assets in Excess of Liabilities — 0.1%	275

	NET ASSETS — 100.0%	$490,584

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	8.9%
Pharmaceuticals	8.6
Commercial Banks	8.4
Tobacco	4.8
Electrical Equipment	4.2
Wireless Telecommunication Services	4.1
Metals & Mining	4.1
Automobiles	4.1
Real Estate Management & Development	3.6
Multi-Utilities	3.4
Hotels, Restaurants & Leisure	3.3
Insurance	3.1
Diversified Telecommunication Services	2.8
Food Products	2.7
Semiconductors & Semiconductor Equipment	2.3
Textiles, Apparel & Luxury Goods	2.2
Diversified Financial Services	1.9

INDUSTRY	PERCENTAGE
Gas Utilities	1.8%
Electronic Equipment, Instruments & Components	1.7
Personal Products	1.7
Trading Companies & Distributors	1.6
Chemicals	1.5
Multiline Retail	1.2
Office Electronics	1.2
Computers & Peripherals	1.2
Professional Services	1.2
Media	1.2
Electric Utilities	1.2
Machinery	1.2
Communications Equipment	1.2
Building Products	1.0
Industrial Conglomerates	1.0
Others (each less than 1.0%)	5.3
Short-Term Investment	2.3

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
2,406,007	EUR
3,335,303	for AUD	State Street Corp.	11/09/11	3,512	#	3,329	#	(183)
732,985	GBP
1,174,718	for CAD	Westpac Banking Corp.	11/09/11	1,178	#	1,178	#	— (h)
135,699,502	JPY
1,401,184	for CHF	Royal Bank of Canada	11/09/11	1,596	#	1,736	#	140
1,366,090	AUD
989,482	for EUR	Barclays Bank plc	11/09/11	1,369		1,438		69
2,761,248	AUD
2,027,377	for EUR	Westpac Banking Corp.	11/09/11	2,806	#	2,908	#	102
14,728,202	HKD
1,380,000	for EUR	State Street Corp.	11/09/11	1,910	#	1,896	#	(14)
1,205,212	CAD
768,444	for GBP	Westpac Banking Corp.	11/09/11	1,235	#	1,209	#	(26)
1,930,699	CHF
1,483,246	for GBP	Barclays Bank plc	11/09/11	2,385		2,200		(185)
2,459,654	CHF
1,739,285	for GBP	Citibank, N.A.	11/09/11	2,796	#	2,802	#	6
1,556,050	GBP
19,137,828	for HKD	Westpac Banking Corp.	11/09/11	2,464	#	2,502	#	38

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
1,820,610	AUD
147,247,114	for JPY	Royal Bank of Canada	11/09/11	$1,883	#	$1,917	#	$34
864,868	CAD
64,343,585	for JPY	Royal Bank of Canada	11/09/11	823	#	867	#	44
849,738	EUR
89,639,711	for JPY	Citibank, N.A.	11/09/11	1,147	#	1,176	#	29
1,556,066	EUR
166,763,798	for JPY	Westpac Banking Corp.	11/09/11	2,133	#	2,153	#	20
742,092	GBP
89,931,221	for JPY	Citibank, N.A.	11/09/11	1,150	#	1,193	#	43
40,051,183	AUD	Union Bank of Switzerland AG	11/09/11	42,656		42,174		(482)
2,063,573	CAD	Citibank, N.A.	11/09/11	2,007		2,070		63
3,638,682	CHF	Merrill Lynch International	11/09/11	4,060		4,146		86
5,172,975	CHF	Royal Bank of Canada	11/09/11	5,859		5,894		35
8,718,996	CHF	State Street Corp.	11/09/11	11,287		9,934		(1,353)
579,720	CHF	TD Bank Financial Group	11/09/11	655		660		5
1,490,632	CHF	Union Bank of Switzerland AG	11/09/11	1,619		1,698		79
2,022,550	CHF	Westpac Banking Corp.	11/09/11	2,196		2,304		108
7,636,621	EUR	Barclays Bank plc	11/09/11	10,815		10,566		(249)
1,824,068	EUR	Barclays Bank plc	02/08/12	2,582		2,523		(59)
841,229	EUR	BNP Paribas	11/09/11	1,170		1,164		(6)
2,049,603	EUR	Credit Suisse International	11/09/11	2,955		2,836		(119)
2,413,580	EUR	Merrill Lynch International	11/09/11	3,331		3,339		8
1,875,077	EUR	Royal Bank of Canada	11/09/11	2,705		2,594		(111)
1,311,268	EUR	Societe Generale	11/09/11	1,859		1,814		(45)
796,962	EUR	Union Bank of Switzerland AG	11/09/11	1,138		1,103		(35)
5,659,403	EUR	Westpac Banking Corp.	11/09/11	7,613		7,830		217
362,025	GBP	Barclays Bank plc	11/09/11	572		582		10
3,708,031	GBP	Citibank, N.A.	11/09/11	6,027		5,961		(66)
738,776	GBP	Credit Suisse International	11/09/11	1,218		1,188		(30)
937,988	GBP	HSBC Bank, N.A.	11/09/11	1,524		1,508		(16)
3,364,098	GBP	Westpac Banking Corp.	11/09/11	5,217		5,409		192
367,522,268	JPY	BNP Paribas	11/09/11	4,798		4,702		(96)
357,617,400	JPY	Citibank, N.A.	11/09/11	4,664		4,575		(89)
327,960,409	JPY	Credit Suisse International	11/09/11	4,261		4,195		(66)
95,697,639	JPY	Royal Bank of Canada	11/09/11	1,242		1,224		(18)
782,295,895	JPY	State Street Corp.	11/09/11	10,157		10,008		(149)
56,929,908	SEK	Union Bank of Switzerland AG	11/09/11	8,933		8,732		(201)
8,031,544	SGD	Union Bank of Switzerland AG	11/09/11	6,656		6,401		(255)
				$188,163		$185,638		$(2,525)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,850,000	CAD	Royal Bank of Canada	11/09/11	$1,870	$1,856	$14
9,362,821	CAD	State Street Corp.	11/09/11	9,677	9,391	286
7,415,091	EUR	Barclays Bank plc	11/09/11	10,519	10,259	260
570,275	EUR	BNP Paribas	11/09/11	814	789	25
31,042,001	EUR	Citibank, N.A.	11/09/11	44,036	42,950	1,086
648,016	EUR	HSBC Bank, N.A.	11/09/11	867	897	(30)
4,372,701	EUR	State Street Corp.	11/09/11	6,142	6,050	92
1,518,394	EUR	Union Bank of Switzerland AG	11/09/11	2,143	2,101	42
3,987,348	EUR	Westpac Banking Corp.	11/09/11	5,548	5,517	31
6,026,736	GBP	Barclays Bank plc	11/09/11	9,575	9,690	(115)
15,183,208	GBP	State Street Corp.	11/09/11	24,606	24,411	195
1,633,495	GBP	Union Bank of Switzerland AG	11/09/11	2,692	2,626	66
2,731,490	GBP	Westpac Banking Corp.	11/09/11	4,443	4,392	51
18,936,663	HKD	Barclays Bank plc	11/09/11	2,436	2,438	(2)
15,451,293	HKD	State Street Corp.	11/09/11	1,983	1,989	(6)
301,150,350	JPY	BNP Paribas	11/09/11	3,945	3,852	93
1,041,108,546	JPY	Westpac Banking Corp.	11/09/11	13,528	13,319	209
2,001,474	NZD	Royal Bank of Canada	11/09/11	1,637	1,618	19
14,306,790	SEK	Barclays Bank plc	11/09/11	2,112	2,194	(82)
7,301,588	SEK	HSBC Bank, N.A.	11/09/11	1,068	1,120	(52)
				$149,641	$147,459	$2,182

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/11 of the currency being sold, and the value at 10/31/11 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%
	Australia — 0.6%
875	QBE Insurance Group Ltd. (m)	13,464

	Austria — 0.4%
402	Erste Group Bank AG (m)	8,574

	Belgium — 1.5%
471	KBC Groep N.V. (m)	10,452
211	Solvay S.A. (m)	21,494

		31,946

	Canada — 0.8%
758	First Quantum Minerals Ltd. (m)	15,903

	China — 1.6%
23,791	China Construction Bank Corp., Class H (m)	17,480
8,993	CNOOC Ltd. (m)	17,000

		34,480

	Finland — 1.1%
949	Ruukki Group OYJ (a) (m)	1,274
1,890	UPM-Kymmene OYJ (m)	22,106

		23,380

	France — 10.9%
389	BNP Paribas S.A. (m)	17,374
269	Bouygues S.A. (m)	10,053
309	Cie de St-Gobain (m)	14,280
1,158	GDF Suez (m)	32,635
126	PPR (m)	19,525
851	Sanofi (m)	60,883
583	Schneider Electric S.A. (m)	34,207
351	Sodexo (m)	25,360
945	Suez Environnement Co. (m)	14,831

		229,148

	Germany — 11.1%
440	Allianz SE (m)	48,901
353	BASF SE (m)	25,798
721	Bayer AG (m)	45,945
5,306	Commerzbank AG (a) (m)	12,957
401	Daimler AG (m)	20,361
238	Deutsche Boerse AG (a) (m)	13,139
2,060	Deutsche Telekom AG (m)	26,165
1,591	E.ON AG (m)	38,372

		231,638

	Hong Kong — 1.8%
5,298	China Resources Land Ltd. (m)	7,754
3,201	Hutchison Whampoa Ltd. (m)	29,278

		37,032

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 0.8%
1,270	Experian plc (m)	16,492

	Italy — 1.5%
6,308	Snam Rete Gas S.p.A. (m)	30,836

	Japan — 19.2%
1,682	Amada Co., Ltd. (m)	11,159
736	Bridgestone Corp. (m)	17,252
563	Canon, Inc. (m)	25,568
237	East Japan Railway Co. (m)	14,363
6,339	Fujitsu Ltd. (m)	33,899
455	Honda Motor Co., Ltd. (m)	13,594
8	Japan Tobacco, Inc. (m)	38,526
4,219	JX Holdings, Inc. (m)	24,574
4	KDDI Corp. (m)	31,682
2,449	Marubeni Corp. (m)	14,254
1,746	Mitsubishi Electric Corp. (m)	16,156
748	Mitsui & Co., Ltd. (m)	10,912
2,724	Nippon Sheet Glass Co., Ltd. (m)	5,874
629	Nippon Telegraph & Telephone Corp. (m)	32,286
3,867	Nissan Motor Co., Ltd. (m)	35,558
2,708	Sumitomo Corp. (m)	33,527
1,540	Sumitomo Mitsui Financial Group, Inc. (m)	43,040

		402,224

	Netherlands — 10.3%
872	European Aeronautic Defence and Space Co., N.V. (m)	25,720
3,249	ING Groep N.V. CVA (a) (m)	28,011
1,451	Koninklijke KPN N.V. (m)	18,996
3,090	Royal Dutch Shell plc, Class A (m)	109,457
963	Unilever N.V. CVA (m)	33,255

		215,439

	Norway — 1.0%
1,812	DnB NOR ASA (m)	20,954

	Singapore — 1.1%
9,456	Singapore Telecommunications Ltd. (m)	23,908

	South Africa — 0.5%
2,510	African Bank Investments Ltd. (m)	10,838

	South Korea — 1.6%
38	Samsung Electronics Co., Ltd. (m)	32,663

	Spain — 2.6%
2,249	Banco Bilbao Vizcaya Argentaria S.A. (m)	20,238
1,154	Repsol YPF S.A. (m)	34,742

		54,980

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Sweden — 2.7%
3,412	Nordea Bank AB (m)	30,985
2,407	Telefonaktiebolaget LM Ericsson, Class B (m)	25,095

		56,080

	Switzerland — 4.1%
455	Credit Suisse Group AG (a) (m)	13,128
352	Holcim Ltd. (a) (m)	22,293
512	Novartis AG (m)	28,857
393	Swiss Re AG (a) (m)	21,477

		85,755

	Taiwan — 0.7%
5,055	Hon Hai Precision Industry Co., Ltd. (m)	13,858

	United Kingdom — 20.2%
5,353	Barclays plc (m)	16,594
6,000	BP plc (m)	44,153
744	British American Tobacco plc (m)	34,093
6,589	BT Group plc (m)	19,880
3,121	Cairn Energy plc (a) (m)	14,742
5,057	Centrica plc (m)	24,073
2,431	GlaxoSmithKline plc (m)	54,546
2,497	HSBC Holdings plc (m)	21,783
1,079	Intercontinental Hotels Group plc (m)	19,909
4,076	International Power plc (m)	22,114
19,802	Lloyds Banking Group plc (a) (m)	10,240
92	Man Group plc (m)	220
491	Petropavlovsk plc (m)	5,777
3,789	Prudential plc (m)	39,136
689	Standard Chartered plc (m)	16,067
265	Tullow Oil plc (m)	5,964
26,583	Vodafone Group plc (m)	73,814

		423,105

	Total Common Stocks (Cost $2,023,179)	2,012,697

Preferred Stock — 1.4%
	Germany — 1.4%
163	Volkswagen AG (m) (Cost $18,438)	28,412

Short-Term Investment — 3.3%
	Investment Company — 3.3%
69,060	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $69,060)	69,060

	Total Investments — 100.8% (Cost $2,110,677)	2,110,169
	Liabilities in Excess of Other Assets — (0.8)%	(16,544)

	NET ASSETS — 100.0%	$2,093,625

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	11.9%
Commercial Banks	11.7
Pharmaceuticals	9.0
Insurance	5.8
Diversified Telecommunication Services	5.7
Wireless Telecommunication Services	5.0
Automobiles	4.6
Tobacco	3.4
Multi-Utilities	3.4
Trading Companies & Distributors	2.8
Diversified Financial Services	2.5
Electrical Equipment	2.4
Chemicals	2.2
Hotels, Restaurants & Leisure	2.1
Electric Utilities	1.8
Computers & Peripherals	1.6
Food Products	1.6
Semiconductors & Semiconductor Equipment	1.5
Gas Utilities	1.5
Industrial Conglomerates	1.4
Aerospace & Defense	1.2
Office Electronics	1.2
Communications Equipment	1.2
Metals & Mining	1.1
Construction Materials	1.1
Building Products	1.0
Independent Power Producers & Energy Traders	1.0
Paper & Forest Products	1.0
Others (each less than 1.0%)	6.0
Short-Term Investment	3.3

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
158	TOPIX Index	12/08/11	$15,339	$39

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
11,490,143	AUD
8,660,694	for EUR	Credit Suisse International	11/21/11	$11,982	#	$12,082	#	$100
6,000,290	AUD
47,895,818	for HKD	Westpac Banking Corp.	11/21/11	6,165	#	6,309	#	144
4,331,335	CAD
2,647,520	for GBP	Citibank, N.A.	11/21/11	4,256	#	4,344	#	88
7,941,195	CHF
6,495,520	for EUR	Royal Bank of Canada	11/21/11	8,987	#	9,049	#	62
4,021,036	EUR
5,665,600	for CAD	Citibank, N.A.	11/21/11	5,682	#	5,563	#	(119)
5,011,614	EUR
6,104,447	for CHF	Royal Bank of Canada	11/21/11	6,955	#	6,933	#	(22)
5,192,801	EUR
4,484,508	for GBP	Barclays Bank plc	11/21/11	7,209	#	7,184	#	(25)
5,410,641	EUR
570,005,074	for JPY	Citibank, N.A.	11/21/11	7,293	#	7,485	#	192
3,910,618	EUR
35,728,098	for SEK	Citibank, N.A.	11/21/11	5,476	#	5,410	#	(66)
5,372,614	EUR
9,299,692	for SGD	Morgan Stanley	11/21/11	7,412	#	7,433	#	21
5,956,807	GBP
6,753,466	for EUR	Credit Suisse International	11/21/11	9,343	#	9,576	#	233
81,582,125	HKD
795,941,486	for JPY	HSBC Bank, N.A.	11/21/11	10,184	#	10,502	#	318
510,804,012	JPY
6,552,970	for AUD	Barclays Bank plc	11/21/11	6,890	#	6,536	#	(354)
504,937,156	JPY
4,627,102	for EUR	TD Bank Financial Group	11/21/11	6,401	#	6,461	#	60
507,177,715	JPY
4,041,946	for GBP	Union Bank of Switzerland AG	11/21/11	6,498	#	6,489	#	(9)
18,730,891	AUD	Royal Bank of Canada	11/21/11	19,027		19,695		668
140,056,459	AUD	Union Bank of Switzerland AG	11/21/11	144,703		147,269		2,566
6,944,569	AUD	Westpac Banking Corp.	11/21/11	7,386		7,302		(84)
4,082,393	CAD	Barclays Bank plc	11/21/11	4,125		4,094		(31)
8,640,634	CHF	BNP Paribas	11/21/11	9,794		9,846		52
9,144,076	CHF	Credit Suisse International	11/21/11	11,647		10,419		(1,228)
33,236,347	CHF	Union Bank of Switzerland AG	11/21/11	42,087		37,871		(4,216)
14,114,276	DKK	Westpac Banking Corp.	11/21/11	2,721		2,624		(97)
3,160,095	EUR	Barclays Bank plc	11/21/11	4,502		4,372		(130)
10,049,422	EUR	BNP Paribas	11/21/11	13,735		13,903		168

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
19,224,261	EUR	Citibank, N.A.	11/21/11	$26,965	$26,596	$(369)
14,163,265	EUR	Credit Suisse International	11/21/11	20,362	19,594	(768)
4,740,190	EUR	HSBC Bank, N.A.	11/21/11	6,817	6,558	(259)
1,660,768	EUR	Royal Bank of Canada	11/21/11	2,305	2,298	(7)
10,850,260	EUR	State Street Corp.	11/21/11	15,326	15,011	(315)
13,811,499	EUR	Westpac Banking Corp.	11/21/11	19,206	19,107	(99)
4,416,669	GBP	Barclays Bank plc	11/21/11	6,976	7,100	124
6,673,727	GBP	BNP Paribas	11/21/11	10,743	10,729	(14)
4,779,759	GBP	HSBC Bank, N.A.	11/21/11	7,764	7,684	(80)
62,208,293	HKD	Citibank, N.A.	11/21/11	7,989	8,008	19
54,469,605	HKD	Royal Bank of Canada	11/21/11	6,995	7,012	17
349,464,796	HKD	Westpac Banking Corp.	11/21/11	44,890	44,988	98
521,096,209	JPY	Barclays Bank plc	11/21/11	6,710	6,668	(42)
991,080,351	JPY	BNP Paribas	11/21/11	12,961	12,681	(280)
708,449,278	JPY	Credit Suisse International	11/21/11	9,256	9,065	(191)
1,401,415,938	JPY	HSBC Bank, N.A.	11/21/11	18,293	17,932	(361)
1,000,862,150	JPY	Union Bank of Switzerland AG	11/21/11	13,020	12,806	(214)
33,748,453	NOK	BNP Paribas	11/21/11	6,217	6,054	(163)
28,010,480	SGD	Westpac Banking Corp.	11/21/11	23,133	22,323	(810)
				$636,388	$630,965	$(5,423)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
14,631,194	CAD	Union Bank of Switzerland AG	11/21/11	$14,781	$14,673	$108
10,145,059	CHF	HSBC Bank, N.A.	11/21/11	12,951	11,560	1,391
8,185,747	EUR	Barclays Bank plc	11/21/11	11,189	11,324	(135)
18,392,237	EUR	Citibank, N.A.	11/21/11	26,534	25,444	1,090
10,835,922	EUR	Credit Suisse International	11/21/11	14,601	14,991	(390)
4,740,190	EUR	Deutsche Bank AG	11/21/11	6,827	6,558	269
16,357,128	EUR	Morgan Stanley	11/21/11	23,602	22,629	973
4,119,102	EUR	State Street Corp.	11/21/11	5,615	5,699	(84)
7,810,942	EUR	Union Bank of Switzerland AG	11/21/11	10,401	10,806	(405)
41,983,211	EUR	Westpac Banking Corp.	11/21/11	60,269	58,081	2,188
4,469,037	GBP	Barclays Bank plc	11/21/11	7,401	7,184	217
18,519,302	GBP	BNP Paribas	11/21/11	30,233	29,772	461
81,586,541	GBP	Union Bank of Switzerland AG	11/21/11	134,571	131,162	3,409
128,735,351	HKD	BNP Paribas	11/21/11	16,558	16,572	(14)
79,515,572	HKD	Citibank, N.A.	11/21/11	10,228	10,236	(8)
120,741,939	HKD	Deutsche Bank AG	11/21/11	15,511	15,544	(33)
773,299,826	JPY	Barclays Bank plc	11/21/11	10,106	9,894	212
394,172,784	JPY	BNP Paribas	11/21/11	5,130	5,044	86
399,736,281	JPY	Citibank, N.A.	11/21/11	5,213	5,115	98
1,001,247,995	JPY	Goldman Sachs International	11/21/11	13,064	12,811	253
960,966,961	JPY	Morgan Stanley	11/21/11	12,551	12,296	255
565,402,961	JPY	Westpac Banking Corp.	11/21/11	7,360	7,235	125
				$454,696	$444,630	$10,066

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/11 of the currency being sold, and the value at 10/31/11 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.0%
	Australia — 4.1%
58	Australia & New Zealand Banking Group Ltd. (m)	1,315
107	BHP Billiton Ltd. (m)	4,206
166	Challenger Ltd. (m)	792
35	Flight Centre Ltd. (m)	734
41	Iluka Resources Ltd. (m)	685
59	Westpac Banking Corp. (m)	1,380

		9,112

	Austria — 0.3%
8	Andritz AG (m)	741

	Belgium — 0.5%
7	Solvay S.A. (m)	673
11	Umicore S.A. (m)	453

		1,126

	Bermuda — 0.3%
18	Signet Jewelers Ltd. (m)	774

	Brazil — 0.9%
33	Cia Hering (m)	733
24	Cielo S.A. (m)	646
23	Tim Participacoes S.A., ADR (m)	590

		1,969

	China — 2.9%
179	Anhui Conch Cement Co., Ltd., Class H (m)	651
1,296	China Construction Bank Corp., Class H (m)	952
397	China Merchants Bank Co., Ltd., Class H (m)	802
722	China Petroleum & Chemical Corp., Class H (m)	683
720	China Southern Airlines Co., Ltd., Class H (a) (m)	402
23	Focus Media Holding Ltd., ADR (a) (m)	614
1,113	Industrial & Commercial Bank of China, Class H (m)	695
92	Ping An Insurance Group Co. of China Ltd., Class H (m)	678
316	Sands China Ltd. (a) (m)	951

		6,428

	Denmark — 0.6%
33	H Lundbeck A/S (m)	675
7	Novo Nordisk A/S, Class B (m)	752

		1,427

	Finland — 0.9%
27	Fortum OYJ (m)	669
23	Nokian Renkaat OYJ (m)	828
80	Stora Enso OYJ, Class R (m)	509

		2,006

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — 9.0%
166	AXA S.A. (m)	2,670
22	BNP Paribas S.A. (m)	974
16	Cap Gemini S.A. (m)	629
15	Cie de St-Gobain (m)	714
11	Danone (m)	745
29	Edenred (m)	812
6	LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,073
5	PPR (m)	806
9	Remy Cointreau S.A. (m)	764
21	Safran S.A. (m)	678
43	Sanofi (m)	3,091
10	Schneider Electric S.A. (m)	602
9	Technip S.A. (m)	844
65	Total S.A. (m)	3,399
13	Vinci S.A. (m)	627
44	Vivendi S.A. (m)	974
8	Zodiac Aerospace (m)	657

		20,059

	Germany — 8.2%
14	Allianz SE (m)	1,533
26	BASF SE (m)	1,888
26	Bayer AG (m)	1,687
11	Bayerische Motoren Werke AG (m)	888
8	Bilfinger Berger SE (m)	733
11	Continental AG (a) (m)	792
9	Daimler AG (m)	439
54	Deutsche Telekom AG (m)	686
41	E.ON AG (m)	982
10	Fresenius SE & Co. KGaA (m)	995
96	Infineon Technologies AG (m)	863
11	Lanxess AG (m)	641
5	Linde AG (m)	839
13	Rheinmetall AG (m)	697
35	SAP AG (m)	2,146
17	Siemens AG (m)	1,815
21	Suedzucker AG (m)	613

		18,237

	Hong Kong — 2.6%
267	AIA Group Ltd. (m)	816
256	Galaxy Entertainment Group Ltd. (a) (m)	518
1,870	GOME Electrical Appliances Holding Ltd. (m)	573
102	Hutchison Whampoa Ltd. (m)	933
24	Jardine Strategic Holdings Ltd. (m)	689
62	Sun Hung Kai Properties Ltd. (m)	854
55	Swire Pacific Ltd., Class A (m)	636
166	Wharf Holdings Ltd. (m)	880

		5,899

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		India — 0.8%
65		Federal Bank Ltd. (m)	548
16		HDFC Bank Ltd., ADR (m)	509
114		Yes Bank Ltd. (m)	733

			1,790

		Indonesia — 0.7%
102		Astra International Tbk PT (m)	783
1,078		Bank Rakyat Indonesia Persero Tbk PT (m)	810

			1,593

		Ireland — 1.2%
120		Glanbia plc (m)	781
31		Shire plc (m)	968
93		WPP plc (m)	963

			2,712

		Italy — 3.4%
98		Davide Campari-Milano S.p.A. (m)	754
213		Enel S.p.A. (m)	1,005
50		ENI S.p.A. (m)	1,101
444		Intesa Sanpaolo S.p.A. (m)	783
86		Pirelli & C. S.p.A. (m)	760
121		Prada S.p.A. (a) (m)	608
152		Snam Rete Gas S.p.A. (m)	744
708		Telecom Italia S.p.A. (m)	743
6		Tod’s S.p.A. (m)	596
39		Yoox S.p.A. (a) (m)	558

			7,652

		Japan — 17.4%
17		Aisin Seiki Co., Ltd. (m)	544
45		Asics Corp. (m)	594
52		Brother Industries Ltd. (m)	683
21		Canon, Inc. (m)	931
35		Century Tokyo Leasing Corp. (m)	708
109		Chiba Bank Ltd. (The) (m)	667
—	(h)	CyberAgent, Inc. (m)	715
46		Daihatsu Motor Co., Ltd. (m)	809
10		Daito Trust Construction Co., Ltd. (m)	886
57		Daiwa House Industry Co., Ltd. (m)	714
18		FamilyMart Co., Ltd. (m)	715
5		FANUC Corp. (m)	808
124		Fukuoka Financial Group, Inc. (m)	480
136		Hitachi Ltd. (m)	729
27		Honda Motor Co., Ltd. (m)	810
194		Isuzu Motors Ltd. (m)	822
63		ITOCHU Corp. (m)	619

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — Continued
—	(h)	Japan Tobacco, Inc. (m)	1,529
140		JX Holdings, Inc. (m)	814
150		Kawasaki Heavy Industries Ltd. (m)	382
—	(h)	KDDI Corp. (m)	850
41		Komatsu Ltd. (m)	1,019
23		Konami Corp. (m)	756
7		Kyocera Corp. (m)	615
17		Makita Corp. (m)	646
114		Marubeni Corp. (m)	664
52		Mitsubishi Corp. (m)	1,069
99		Mitsubishi Electric Corp. (m)	916
443		Mitsubishi UFJ Financial Group, Inc. (m)	1,927
46		Mitsui & Co., Ltd. (m)	667
485		Mizuho Financial Group, Inc. (m)	679
11		Murata Manufacturing Co., Ltd. (m)	631
50		Nippon Shokubai Co., Ltd. (m)	510
21		Nippon Telegraph & Telephone Corp. (m)	1,052
141		Nissan Motor Co., Ltd. (m)	1,294
30		Omron Corp. (m)	655
10		Ono Pharmaceutical Co., Ltd. (m)	544
13		ORIX Corp. (m)	1,142
1		Rakuten, Inc. (m)	946
16		Sanrio Co., Ltd. (m)	791
13		Shin-Etsu Chemical Co., Ltd. (m)	668
5		SMC Corp. (m)	778
20		Softbank Corp. (m)	659
69		Sumitomo Corp. (m)	848
28		Sumitomo Mitsui Financial Group, Inc. (m)	777
205		Sumitomo Mitsui Trust Holdings, Inc. (m)	702
151		Teijin Ltd. (m)	527
29		Toyota Motor Corp. (m)	969
9		Yamada Denki Co., Ltd. (m)	629

			38,889

		Mexico — 0.3%
11		Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	720

		Netherlands — 5.0%
20		ASML Holding N.V. (m)	845
282		ING Groep N.V. CVA (a) (m)	2,435
70		Koninklijke KPN N.V. (m)	921
137		Royal Dutch Shell plc, Class B (m)	4,919
60		Unilever N.V. CVA (m)	2,064

			11,184

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Norway — 0.7%
57	DnB NOR ASA (m)	661
45	Telenor ASA (m)	793

		1,454

	Russia — 0.3%
54	Gazprom OAO, ADR (m)	621

	Singapore — 0.2%
72	Cape plc (m)	557

	South Korea — 0.7%
2	Hyundai Motor Co. (m)	451
7	Kia Motors Corp. (m)	422
1	Samsung Electronics Co., Ltd. (m)	698

		1,571

	Spain — 1.9%
133	Banco Bilbao Vizcaya Argentaria S.A. (m)	1,199
25	Endesa S.A. (m)	592
41	Gas Natural SDG S.A. (m)	769
103	Iberdrola S.A. (m)	743
10	Inditex S.A. (m)	943

		4,246

	Sweden — 1.8%
37	Lundin Petroleum AB (a) (m)	902
24	Svenska Handelsbanken AB, Class A (m)	700
36	Tele2 AB, Class B (m)	755
89	Telefonaktiebolaget LM Ericsson, Class B (m)	932
52	Volvo AB, Class B (m)	649

		3,938

	Switzerland — 9.5%
46	ABB Ltd. (a) (m)	862
21	Cie Financiere Richemont S.A., Class A (m)	1,172
42	Credit Suisse Group AG (a) (m)	1,220
119	Ferrexpo plc (m)	613
1	Galenica AG (m)	750
85	Nestle S.A. (m)	4,938
65	Novartis AG (m)	3,651
18	Roche Holding AG (m)	3,018
2	Swatch Group AG (The) (m)	876
5	Swiss Life Holding AG (a) (m)	666
24	Wolseley plc (m)	678
81	Xstrata plc (m)	1,350
7	Zurich Financial Services AG (a) (m)	1,512

		21,306

	Taiwan — 0.2%
17	HTC Corp. (m)	378

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Arab Emirates — 0.2%
138	Lamprell plc (m)	534

	United Kingdom — 24.4%
363	Afren plc (a) (m)	574
81	ARM Holdings plc (m)	764
38	AstraZeneca plc (m)	1,837
201	Aviva plc (m)	1,097
690	Barclays plc (m)	2,139
122	BG Group plc (m)	2,655
286	BP plc (m)	2,104
61	British American Tobacco plc (m)	2,790
81	British Land Co. plc (m)	665
309	BT Group plc (m)	934
162	BTG plc (a) (m)	719
54	Burberry Group plc (m)	1,156
122	Cairn Energy plc (a) (m)	578
146	Centrica plc (m)	697
68	Cookson Group plc (m)	526
88	Drax Group plc (m)	770
140	GlaxoSmithKline plc (m)	3,151
193	Highland Gold Mining Ltd. (m)	593
406	HSBC Holdings plc (m)	3,541
109	ICAP plc (m)	703
61	IMI plc (m)	807
27	Imperial Tobacco Group plc (m)	992
160	Inchcape plc (m)	838
49	Intercontinental Hotels Group plc (m)	910
112	International Personal Finance plc (m)	490
180	Kingfisher plc (m)	744
476	Legal & General Group plc (m)	839
141	Meggitt plc (m)	873
27	Mulberry Group plc (m)	667
38	Petrofac Ltd. (m)	867
91	Prudential plc (m)	936
16	Reckitt Benckiser Group plc (m)	824
182	Resolution Ltd. (m)	801
76	Rio Tinto plc (m)	4,127
40	Spectris plc (m)	823
34	SSE plc (m)	729
85	Standard Chartered plc (m)	1,972
1,145	Taylor Wimpey plc (a) (m)	678
57	Travis Perkins plc (m)	792
32	Tullow Oil plc (m)	717
1,567	Vodafone Group plc (m)	4,350
32	Weir Group plc (The) (m)	989
144	Wm Morrison Supermarkets plc (m)	697

		54,455

	Total Common Stocks (Cost $202,024)	221,378

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stocks — 1.0%
	Brazil — 0.3%
17	Cia de Bebidas das Americas, ADR (m)	562

	Germany — 0.7%
9	Volkswagen AG (m)	1,573

	Total Preferred Stocks (Cost $1,757)	2,135

Short-Term Investment — 2.6%
	Investment Company — 2.6%
5,851	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $5,851)	5,851

	Total Investments — 102.6% (Cost $209,632)	229,364
	Liabilities in Excess of Other Assets — (2.6)%	(5,815)

	NET ASSETS — 100.0%	$223,549

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	10.9%
Pharmaceuticals	8.8
Oil, Gas & Consumable Fuels	8.3
Metals & Mining	5.0
Insurance	5.0
Automobiles	4.0
Food Products	4.0
Diversified Telecommunication Services	3.0
Machinery	3.0
Textiles, Apparel & Luxury Goods	2.9
Wireless Telecommunication Services	2.8
Chemicals	2.7
Trading Companies & Distributors	2.3
Tobacco	2.3
Specialty Retail	2.3
Diversified Financial Services	2.2
Electric Utilities	2.1
Industrial Conglomerates	2.0
Real Estate Management & Development	1.7
Electronic Equipment, Instruments & Components	1.5
Semiconductors & Semiconductor Equipment	1.4
Hotels, Restaurants & Leisure	1.4
Auto Components	1.3
Software	1.3
Beverages	1.2
Electrical Equipment	1.0
Media	1.0
Energy Equipment & Services	1.0
Aerospace & Defense	1.0
Others (each less than 1.0%)	10.0
Short-Term Investment	2.6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EAFE	— Europe, Australasia, and Far East
EUR	— Euro
FDR	— Fiduciary Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
NVDR	— Non Voting Depository Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Fund	Value	Percentage
	Emerging Economies Fund	$—	—%
	Emerging Markets Equity Fund	40,052	1.9
	International Equity Index Fund	—	—

	In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A to the financial statements are as follows (amounts in thousands):

	Fund	Value	Percentage
	Emerging Economies Fund	$231,008	66.8%
	Emerging Markets Equity Fund	1,442,286	66.7
	Global Equity Income	1,947	67.6
	Global Opportunities Fund	2,795	62.0
	International Equity Fund	671,043	92.5
	International Equity Index Fund	580,253	94.0
	International Opportunities Fund	464,488	94.7
	International Value Fund	2,025,206	96.0
	Intrepid International Fund	219,139	95.5

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of October 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Emerging Markets Equity Fund		Global Equity Income Fund
ASSETS:
Investments in non-affiliates, at value	$333,216		$2,129,389		$2,879
Investments in affiliates, at value	12,370		33,314		—

Total investment securities, at value	345,586		2,162,703		2,879
Cash	49		108		52
Foreign currency, at value	209		228		1
Receivables:
Investment securities sold	—	(a)	3,195		14
Fund shares sold	216		4,485		—
Dividends from non-affiliates	627		3,793		6
Dividends from affiliates	—	(a)	5		—
Tax reclaims	—		—		3
Unrealized appreciation on forward foreign currency exchange contracts	—		—		5
Due from Advisor	—		—		5
Prepaid expenses and other assets	—		—		37

Total Assets	346,687		2,174,517		3,002

LIABILITIES:
Payables:
Dividends	—		—		—	(a)
Investment securities purchased	—		1,495		—
Fund shares redeemed	19		5,924		—	(a)
Unrealized depreciation on forward foreign currency exchange contracts	—		—		10
Accrued liabilities:
Investment advisory fees	272		1,700		—
Administration fees	24		154		—
Shareholder servicing fees	32		316		—	(a)
Distribution fees	9		84		—	(a)
Custodian and accounting fees	44		432		17
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Audit fees	42		32		28
Other	12		614		3

Total Liabilities	454		10,751		58

Net Assets	$346,233		$2,163,766		$2,944

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Emerging Economies Fund	Emerging Markets Equity Fund	Global Equity Income Fund
NET ASSETS:
Paid in capital	$394,509	$1,944,711	$3,264
Accumulated undistributed net investment income	3,911	1,577	6
Accumulated net realized gains (losses)	(18,747)	(10,441)	(142)
Net unrealized appreciation (depreciation)	(33,440)	227,919	(184)

Total Net Assets	$346,233	$2,163,766	$2,944

Net Assets:
Class A	$43,519	$265,458	$127
Class B	—	7,572	—
Class C	516	43,437	60
Class R2	—	—	45
Class R5	228,411	—	46
Institutional Class	—	596,147	—
Select Class	73,787	1,251,152	2,666

Total	$346,233	$2,163,766	$2,944

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,440	12,588	9
Class B	—	364	—
Class C	41	2,104	4
Class R2	—	—	3
Class R5	17,978	—	3
Institutional Class	—	27,517	—
Select Class	5,820	58,398	199

Net Asset Value (b):
Class A — Redemption price per share	$12.65	$21.09	$13.37
Class B — Offering price per share (c)	—	20.80	—
Class C — Offering price per share (c)	12.58	20.65	13.35
Class R2 — Offering and redemption price per share	—	—	13.36
Class R5 — Offering and redemption price per share	12.71	—	13.38
Institutional Class — Offering and redemption price per share	—	21.66	—
Select Class — Offering and redemption price per share	12.68	21.42	13.37
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.35	$22.26	$14.11

Cost of investments in non-affiliates	$366,661	$1,901,497	$3,058
Cost of investments in affiliates	12,370	33,314	—
Cost of foreign currency	207	204	1

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands, except per share amounts)

	Global Opportunities Fund		International Equity Fund		International Equity Index Fund
ASSETS:
Investments in non-affiliates, at value	$4,506		$696,119		$612,036
Investments in affiliates, at value	—		29,166		4,990

Total investment securities, at value	4,506		725,285		617,026
Cash	15		89		108
Foreign currency, at value	3		18		1,373
Deposits at broker for futures contracts	—		—		891
Receivables:
Investment securities sold	38		18,734		1,592
Fund shares sold	2		515		195
Dividends from non-affiliates	9		1,210		1,369
Dividends from affiliates	—		2		—	(a)
Tax reclaims	2		1,329		585
Unrealized appreciation on forward foreign currency exchange contracts	29		—		—
Due from Advisor	15		—		—
Prepaid expenses and other assets	18		—		—

Total Assets	4,637		747,182		623,139

LIABILITIES:
Payables:
Investment securities purchased	6		37,844		4
Fund shares redeemed	—		3,474		360
Variation margin on futures contracts	—		—		170
Unrealized depreciation on forward foreign currency exchange contracts	25		—		—
Accrued liabilities:
Investment advisory fees	—		353		283
Administration fees	—		71		58
Shareholder servicing fees	1		66		51
Distribution fees	1		35		33
Custodian and accounting fees	17		48		66
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	7
Deferred India capital gains tax	—		—		5
Transfer agent fees	2		98		148
Audit fees	33		34		24
Printing & Postage fees	12		55		61
Other	1		16		14

Total Liabilities	98		42,094		1,284

Net Assets	$4,539		$705,088		$621,855

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Global Opportunities Fund	International Equity Fund	International Equity Index Fund
NET ASSETS:
Paid in capital	$5,463	$629,916	$512,143
Accumulated undistributed net investment income	46	325	10,590
Accumulated net realized gains (losses)	(932)	(23,511)	(82,734)
Net unrealized appreciation (depreciation)	(38)	98,358	181,856

Total Net Assets	$4,539	$705,088	$621,855

Net Assets:
Class A	$1,480	$102,866	$99,046
Class B	—	2,817	4,154
Class C	432	20,193	15,428
Class R2	—	67	463
Class R5	92	45,680	—
Class R6	—	347,040	—
Select Class	2,535	186,425	502,764

Total	$4,539	$705,088	$621,855

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	118	8,158	5,886
Class B	—	231	268
Class C	35	1,672	948
Class R2	—	5	28
Class R5	7	3,582	—
Class R6	—	27,225	—
Select Class	201	14,616	29,652

Net Asset Value (b):
Class A — Redemption price per share	$12.57	$12.61	$16.83
Class B — Offering price per share (c)	—	12.22	15.52
Class C — Offering price per share (c)	12.51	12.08	16.27
Class R2 — Offering and redemption price per share	—	12.58	16.66
Class R5 — Offering and redemption price per share	12.63	12.75	—
Class R6 — Offering and redemption price per share	—	12.75	—
Select Class — Offering and redemption price per share	12.62	12.76	16.96
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.27	$13.31	$17.76

Cost of investments in non-affiliates	$4,549	$597,913	$431,068
Cost of investments in affiliates	—	29,166	4,990
Cost of foreign currency	2	18	1,335

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands, except per share amounts)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$478,810	$2,041,109	$223,513
Investments in affiliates, at value	11,499	69,060	5,851

Total investment securities, at value	490,309	2,110,169	229,364
Cash	78	89	54
Foreign currency, at value	410	1,339	16
Deposits at broker for futures contracts	—	3,097	—
Receivables:
Investment securities sold	12,558	15,124	92
Fund shares sold	352	6,629	130
Dividends from non-affiliates	1,197	5,972	472
Dividends from affiliates	1	2	1
Tax reclaims	255	1,574	316
Variation margin on futures contracts	—	212	—
Unrealized appreciation on forward foreign currency exchange contracts	3,797	16,065	—

Total Assets	508,957	2,160,272	230,445

LIABILITIES:
Payables:
Investment securities purchased	13,343	50,856	42
Fund shares redeemed	494	2,245	6,527
Unrealized depreciation on forward foreign currency exchange contracts	4,140	11,422	—
Accrued liabilities:
Investment advisory fees	238	839	155
Administration fees	36	155	11
Shareholder servicing fees	19	361	9
Distribution fees	11	36	7
Custodian and accounting fees	37	145	40
Trustees’ and Chief Compliance Officer’s fees	1	6	1
Other	54	582	104

Total Liabilities	18,373	66,647	6,896

Net Assets	$490,584	$2,093,625	$223,549

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	International Opportunities Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid in capital	$554,637	$2,494,331	$760,031
Accumulated undistributed net investment income	15,375	60,088	2,927
Accumulated net realized gains (losses)	(72,036)	(464,919)	(559,168)
Net unrealized appreciation (depreciation)	(7,392)	4,125	19,759

Total Net Assets	$490,584	$2,093,625	$223,549

Net Assets:
Class A	$47,855	$113,976	$31,942
Class B	702	3,557	—
Class C	576	16,510	1,018
Class R2	—	694	106
Class R6	373,613	50	—
Institutional Class	39,362	545,034	178,258
Select Class	28,476	1,413,804	12,225

Total	$490,584	$2,093,625	$223,549

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,989	9,456	2,085
Class B	59	299	—
Class C	49	1,409	66
Class R2	—	58	7
Class R6	30,613	4	—
Institutional Class	3,225	44,453	11,381
Select Class	2,344	115,983	771

Net Asset Value (a):
Class A — Redemption price per share	$12.00	$12.05	$15.32
Class B — Offering price per share (b)	11.93	11.89	—
Class C — Offering price per share (b)	11.65	11.72	15.36
Class R2 — Offering and redemption price per share	—	11.86	15.21
Class R6 — Offering and redemption price per share	12.20	12.26	—
Institutional Class — Offering and redemption price per share	12.20	12.26	15.66
Select Class — Offering and redemption price per share	12.15	12.19	15.85
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.66	$12.72	$16.17

Cost of investments in non-affiliates	$485,882	$2,041,617	$203,781
Cost of investments in affiliates	11,499	69,060	5,851
Cost of foreign currency	406	1,341	16

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2011

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund		Global Equity Income Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$7,678		$43,455		$104
Interest income from affiliates	1		2		—
Dividend income from affiliates	7		90		—
Other income	—		4		—
Foreign taxes withheld	(437)		(1,833)		(9)

Total investment income	7,249		41,718		95

EXPENSES:
Investment advisory fees	2,145		20,020		16
Administration fees	190		1,778		2
Distribution fees:
Class A	51		713		— (b)
Class B	—		71		—
Class C	1		346		— (b)
Class R2	—		—		— (b)
Shareholder servicing fees:
Class A	51		713		— (b)
Class B	—		23		—
Class C	—	(b)	115		— (b)
Class R2	—		—		— (b)
Class R5	66		—		— (b)
Institutional Class	—		570		—
Select Class	153		2,729		5
Custodian and accounting fees	211		1,335		30
Interest expense to affiliates	1		2		—
Professional fees	71		95		75
Trustees’ and Chief Compliance Officer’s fees	2		20		— (b)
Printing and mailing costs	19		499		7
Registration and filing fees	91		128		51
Transfer agent fees	6		2,262		15
Other	11		23		6

Total expenses	3,069		31,442		207

Less amounts waived	(42)		(305)		(18)
Less expense reimbursements	(1)		—		(169)

Net expenses	3,026		31,137		20

Net investment income (loss)	4,223		10,581		75

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(16,840	)(c)	1,097		(141)
Futures	—		—		(1)
Foreign currency transactions	(44)		(1,113)		(4)

Net realized gain (loss)	(16,884)		(16)		(146)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(34,910)		(226,138	)(d)	(179)
Foreign currency translations	5		(191)		(5)

Change in net unrealized appreciation (depreciation)	(34,905)		(226,329)		(184)

Net realized/unrealized gains (losses)	(51,789)		(226,345)		(330)

Change in net assets resulting from operations	$(47,566)		$(215,764)		$(255)

(a)	Commencement of operations was February 28, 2011.
(b)	Amount rounds to less than $1,000.
(c)	Net of India Capital Gains Tax of approximately $(3,000) for Emerging Economies Fund.
(d)	Net of India Capital Gains Tax of approximately $1,213,000 for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Global Opportunities Fund	International Equity Fund	International Equity Index Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$114	$21,499	$23,964
Interest income from affiliates	— (a)	1	6
Dividend income from affiliates	—	14	4
Income from securities lending (net)	—	45	151
Other income	—	205	199
Foreign taxes withheld	(9)	(1,578)	(2,511)

Total investment income	105	20,186	21,813

EXPENSES:
Investment advisory fees	40	5,582	3,725
Administration fees	4	620	602
Distribution fees:
Class A	4	333	299
Class B	—	28	41
Class C	3	174	136
Class R2	—	— (a)	1
Shareholder servicing fees:
Class A	4	333	299
Class B	—	10	14
Class C	1	58	45
Class R2	—	— (a)	1
Class R5	— (a)	33	—
Select Class	7	558	1,335
Custodian and accounting fees	75	152	384
Interest expense to affiliates	— (a)	1	6
Professional fees	65	66	70
Trustees’ and Chief Compliance Officer’s fees	— (a)	7	7
Printing and mailing costs	16	164	156
Registration and filing fees	43	75	61
Transfer agent fees	8	415	424
Other	7	12	15

Total expenses	277	8,621	7,621

Less amounts waived	(46)	(1,473)	(1,551)
Less earnings credits	—	— (a)	—
Less expense reimbursements	(165)	—	—

Net expenses	66	7,148	6,070

Net investment income (loss)	39	13,038	15,743

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(230)	(3,353)	12,907
Futures	7	(87)	(2,189)
Foreign currency transactions	(17)	(398)	402
Payment by affiliate	—	—	30

Net realized gain (loss)	(240)	(3,838)	11,150

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(550)	(42,523)	(93,413	)(b)
Futures	—	—	807
Foreign currency translations	38	41	(129)

Change in net unrealized appreciation (depreciation)	(512)	(42,482)	(92,735)

Net realized/unrealized gains (losses)	(752)	(46,320)	(81,585)

Change in net assets resulting from operations	$(713)	$(33,282)	$(65,842)

(a)	Amount rounds to less than $1,000.
(b)	Net of India Capital Gains Tax of approximately $8,000 for International Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2011 (continued)

(Amounts in thousands)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$13,423	$71,393	$6,445
Interest income from affiliates	2	3	1
Dividend income from affiliates	10	33	3
Income from securities lending (net)	26	156	—
Other income	19	12	3
Foreign taxes withheld	(1,097)	(5,799)	(491)

Total investment income	12,383	65,798	5,961

EXPENSES:
Investment advisory fees	2,532	11,448	1,762
Administration fees	375	1,694	184
Distribution fees:
Class A	81	343	90
Class B	7	34	—
Class C	6	142	10
Class R2	—	5	1
Shareholder servicing fees:
Class A	81	343	90
Class B	2	11	—
Class C	2	47	4
Class R2	—	2	— (a)
Institutional Class	81	518	152
Select Class	81	3,071	45
Custodian and accounting fees	165	556	97
Interest expense to affiliates	1	3	1
Professional fees	66	101	72
Trustees’ and Chief Compliance Officer’s fees	5	19	2
Printing and mailing costs	39	384	8
Registration and filing fees	58	187	50
Transfer agent fees	64	2,082	99
Other	16	30	8

Total expenses	3,662	21,020	2,675

Less amounts waived	(27)	(503)	(370)

Net expenses	3,635	20,517	2,305

Net investment income (loss)	8,748	45,281	3,656

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(9,188)	16,051	774
Futures	(551)	2,245	(64)
Foreign currency transactions	8,680	28,297	3

Net realized gain (loss)	(1,059)	46,593	713

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(44,518)	(252,599)	(17,717)
Futures	6	307	—
Foreign currency translations	(1,812)	(5,801)	— (a)

Change in net unrealized appreciation (depreciation)	(46,324)	(258,093)	(17,717)

Net realized/unrealized gains (losses)	(47,383)	(211,500)	(17,004)

Change in net assets resulting from operations	$(38,635)	$(166,219)	$(13,348)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,223	$77	$10,581	$2,289
Net realized gain (loss)	(16,884)	1,434	(16)	18,271
Change in net unrealized appreciation (depreciation)	(34,905)	481	(226,329)	269,411

Change in net assets resulting from operations	(47,566)	1,992	(215,764)	289,971

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	— (a)	(1)	(1,007)	(303)
Class C
From net investment income	—	(1)	(39)	—
Class R5
From net investment income	(248)	(1)	—	—
Institutional Class
From net investment income	—	—	(3,282)	(1,509)
Select Class
From net investment income	(126)	(151)	(5,259)	(1,116)

Total distributions to shareholders	(374)	(154)	(9,587)	(2,928)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	386,712	154	644,976	648,370

NET ASSETS:
Change in net assets	338,772	1,992	419,625	935,413
Beginning of period	7,461	5,469	1,744,141	808,728

End of period	$346,233	$7,461	$2,163,766	$1,744,141

Accumulated undistributed net investment income	$3,911	$87	$1,577	$1,359

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund	Global Opportunities Fund
	Period Ended 10/31/2011 (a)	Year Ended 10/31/2011	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$75	$39	$21
Net realized gain (loss)	(146)	(240)	338
Change in net unrealized appreciation (depreciation)	(184)	(512)	196

Change in net assets resulting from operations	(255)	(713)	555

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2)	(9)	(1)
Class C
From net investment income	(1)	(3)	(1)
Class R2
From net investment income	(1)	—	—
Class R5
From net investment income	(1)	(2)	(1)
Select Class
From net investment income	(64)	(45)	(23)

Total distributions to shareholders	(69)	(59)	(26)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	3,268	2,168	182

NET ASSETS:
Change in net assets	2,944	1,396	711
Beginning of period	—	3,143	2,432

End of period	$2,944	$4,539	$3,143

Accumulated undistributed net investment income	$6	$46	$83

(a)	Commencement of operations was February 28, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	International Equity Fund		International Equity Index Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,038	$9,802	$15,743	$15,458
Net realized gain (loss)	(3,838)	(7,321)	11,150	(3,786)
Change in net unrealized appreciation (depreciation)	(42,482)	54,178	(92,735)	30,317

Change in net assets resulting from operations	(33,282)	56,659	(65,842)	41,989

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,093)	(1,890)	(2,889)	(1,807)
Class B
From net investment income	(39)	(47)	(107)	(81)
Class C
From net investment income	(276)	(233)	(307)	(200)
Class R2
From net investment income	(1)	(1)	(5)	(3)
Class R5
From net investment income	(1,018)	(3,497)	—	—
Class R6 (a)
From net investment income	(5,557)	—	—	—
Select Class
From net investment income	(3,854)	(4,249)	(13,161)	(13,601)

Total distributions to shareholders	(12,838)	(9,917)	(16,469)	(15,692)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	108,846	47,454	38,549	(267,549)

NET ASSETS:
Change in net assets	62,726	94,196	(43,762)	(241,252)
Beginning of period	642,362	548,166	665,617	906,869

End of period	$705,088	$642,362	$621,855	$665,617

Accumulated undistributed net investment income	$325	$556	$10,590	$10,185

(a)	Commencement of offering of class of shares effective November 30, 2010 for International Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,748	$4,190	$45,281	$30,865
Net realized gain (loss)	(1,059)	1,880	46,593	(47,717)
Change in net unrealized appreciation (depreciation)	(46,324)	26,001	(258,093)	105,187

Change in net assets resulting from operations	(38,635)	32,071	(166,219)	88,335

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(363)	(365)	(4,623)	(3,117)
Class B
From net investment income	(16)	(40)	(129)	(110)
Class C
From net investment income	(19)	(16)	(534)	(341)
Class R2
From net investment income	—	—	(37)	(12)
Class R6 (a)
From net investment income	(1)	—	(2)	—
Institutional Class
From net investment income	(7,005)	(4,519)	(15,255)	(9,483)
Select Class
From net investment income	(794)	(694)	(31,789)	(29,353)

Total distributions to shareholders	(8,198)	(5,634)	(52,369)	(42,416)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	218,691	86,553	777,579	(150,363)

NET ASSETS:
Change in net assets	171,858	112,990	558,991	(104,444)
Beginning of period	318,726	205,736	1,534,634	1,639,078

End of period	$490,584	$318,726	$2,093,625	$1,534,634

Accumulated undistributed net investment income	$15,375	$6,164	$60,088	$38,890

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Intrepid International Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,656	$2,785
Net realized gain (loss)	713	53,311
Change in net unrealized appreciation (depreciation)	(17,717)	(24,358)

Change in net assets resulting from operations	(13,348)	31,738

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(518)	(475)
Class C
From net investment income	(12)	(16)
Class R2
From net investment income	(1)	(1)
Institutional Class
From net investment income	(2,372)	(2,226)
Select Class
From net investment income	(152)	(5,283)

Total distributions to shareholders	(3,055)	(8,001)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	88,261	(340,849)

NET ASSETS:
Change in net assets	71,858	(317,112)
Beginning of period	151,691	468,803

End of period	$223,549	$151,691

Accumulated undistributed net investment income	$2,927	$2,136

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$57,936	$—	$175,609	$152,758
Dividends and distributions reinvested	— (a)	1	937	289
Cost of shares redeemed	(7,318)	—	(133,303)	(61,610)
Redemption fees	— (a)	—	7	9

Change in net assets from Class A capital transactions	$50,618	$1	$43,250	$91,446

Class B
Proceeds from shares issued	$—	$—	$646	$1,062
Dividends and distributions reinvested	—	—	—	— (a)
Cost of shares redeemed	—	—	(2,980)	(3,076)
Redemption fees	—	—	— (a)	1

Change in net assets from Class B capital transactions	$—	$—	$(2,334)	$(2,013)

Class C
Proceeds from shares issued	$460	$—	$21,953	$22,021
Dividends and distributions reinvested	—	1	33	—
Cost of shares redeemed	(9)	—	(14,028)	(7,401)
Redemption fees	— (a)	—	1	1

Change in net assets from Class C capital transactions	$451	$1	$7,959	$14,621

Class R5
Proceeds from shares issued	$261,420	$—	$—	$—
Dividends and distributions reinvested	248	1	—	—
Cost of shares redeemed	(3,561)	—	—	—
Redemption fees	1	—	—	—

Change in net assets from Class R5 capital transactions	$258,108	$1	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$280,763	$150,379
Dividends and distributions reinvested	—	—	2,114	956
Cost of shares redeemed	—	—	(138,088)	(55,826)
Redemption fees	—	—	15	20

Change in net assets from Institutional Class capital transactions	$—	$—	$144,804	$95,529

Select Class
Proceeds from shares issued	$93,995	$—	$804,392	$587,892
Dividends and distributions reinvested	55	151	2,409	914
Cost of shares redeemed	(16,516)	—	(355,531)	(140,041)
Redemption fees	1	—	27	22

Change in net assets from Select Class capital transactions	$77,535	$151	$451,297	$448,787

Total change in net assets from capital transactions	$386,712	$154	$644,976	$648,370

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	3,985	—	7,727	7,257
Reinvested	— (a)	1	40	15
Redeemed	(549)	—	(5,970)	(2,955)

Change in Class A Shares	3,436	1	1,797	4,317

Class B
Issued	—	—	28	51
Redeemed	—	—	(131)	(150)

Change in Class B Shares	—	—	(103)	(99)

Class C
Issued	38	—	960	1,068
Reinvested	—	1	2	—
Redeemed	(1)	—	(629)	(368)

Change in Class C Shares	37	1	333	700

Class R5
Issued	18,199	—	—	—
Reinvested	17	1	—	—
Redeemed	(242)	—	—	—

Change in Class R5 Shares	17,974	1	—	—

Institutional Class
Issued	—	—	12,015	7,103
Reinvested	—	—	88	48
Redeemed	—	—	(5,960)	(2,726)

Change in Institutional Class Shares	—	—	6,143	4,425

Select Class
Issued	6,525	—	34,906	28,083
Reinvested	4	13	102	46
Redeemed	(1,234)	—	(15,495)	(6,623)

Change in Select Class Shares	5,295	13	19,513	21,506

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Equity Income Fund		Global Opportunities Fund
	Period Ended 10/31/2011 (a)		Year Ended 10/31/2011		Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$129		$2,535		$119
Dividends and distributions reinvested	2		9		1
Cost of shares redeemed	—	(b)	(1,026)		(29)
Redemption fees	—		—	(b)	—

Change in net assets from Class A capital transactions	$131		$1,518		$91

Class C
Proceeds from shares issued	$64		$354		$20
Dividends and distributions reinvested	1		3		1
Cost of shares redeemed	—		(65)		—	(b)
Redemption fees	—		—	(b)	—

Change in net assets from Class C capital transactions	$65		$292		$21

Class R2
Proceeds from shares issued	$50		$—		$—
Dividends and distributions reinvested	1		—		—

Change in net assets from Class R2 capital transactions	$51		$—		$—

Class R5
Proceeds from shares issued	$50		$—		$—
Dividends and distributions reinvested	1		2		1
Redemption fees	—		—	(b)	—

Change in net assets from Class R5 capital transactions	$51		$2		$1

Select Class
Proceeds from shares issued	$2,921		$1,504		$46
Dividends and distributions reinvested	64		45		23
Cost of shares redeemed	(15)		(1,193)		—
Redemption fees	—		—	(b)	—

Change in net assets from Select Class capital transactions	$2,970		$356		$69

Total change in net assets from capital transactions	$3,268		$2,168		$182

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Global Equity Income Fund		Global Opportunities Fund
	Period Ended 10/31/2011 (a)		Year Ended 10/31/2011		Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	9		179		9
Reinvested	—	(b)	1		—	(b)
Redeemed	—	(b)	(83)		(2)

Change in Class A Shares	9		97		7

Class C
Issued	4		25		1
Reinvested	—	(b)	—	(b)	—	(b)
Redeemed	—		(5)		—	(b)

Change in Class C Shares	4		20		1

Class R2
Issued	3		—		—
Reinvested	—	(b)	—		—

Change in Class R2 Shares	3		—		—

Class R5
Issued	3		—		—
Reinvested	—	(b)	—	(b)	—	(b)

Change in Class R5 Shares	3		—	(b)	—	(b)

Select Class
Issued	195		100		3
Reinvested	5		3		2
Redeemed	(1)		(82)		—

Change in Select Class Shares	199		21		5

(a)	Commencement of operations was February 28, 2011.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Fund		International Equity Index Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$57,126	$53,404	$32,815	$42,734
Dividends and distributions reinvested	2,039	1,815	2,661	1,646
Cost of shares redeemed	(77,591)	(49,059)	(46,940)	(36,427)
Redemption fees	2	4	2	6

Change in net assets from Class A capital transactions	$(18,424)	$6,164	$(11,462)	$7,959

Class B
Proceeds from shares issued	$195	$388	$150	$276
Dividends and distributions reinvested	29	35	101	76
Cost of shares redeemed	(1,809)	(1,539)	(2,032)	(2,397)
Redemption fees	— (a)	— (a)	— (a)	— (a)

Change in net assets from Class B capital transactions	$(1,585)	$(1,116)	$(1,781)	$(2,045)

Class C
Proceeds from shares issued	$4,209	$4,773	$7,301	$6,869
Dividends and distributions reinvested	175	142	272	173
Cost of shares redeemed	(6,116)	(6,232)	(8,092)	(5,881)
Redemption fees	— (a)	1	— (a)	1

Change in net assets from Class C capital transactions	$(1,732)	$(1,316)	$(519)	$1,162

Class R2
Proceeds from shares issued	$—	$—	$337	$55
Dividends and distributions reinvested	1	1	1	1
Cost of shares redeemed	—	—	(100)	(57)
Redemption fees	— (a)	—	— (a)	— (a)

Change in net assets from Class R2 capital transactions	$1	$1	$238	$(1)

Class R5
Proceeds from shares issued	$51,189	$92,066	$—	$—
Dividends and distributions reinvested	1,018	3,141	—	—
Cost of shares redeemed	(253,227)	(16,242)	—	—
Redemption fees	1	6	—	—

Change in net assets from Class R5 capital transactions	$(201,019)	$78,971	$—	$—

Class R6 (b)
Proceeds from shares issued	$406,486	$—	$—	$—
Dividends and distributions reinvested	5,557	—	—	—
Cost of shares redeemed	(37,435)	—	—	—
Redemption fees	5	—	—	—

Change in net assets from Class R6 capital transactions	$374,613	$—	$—	$—

Select Class
Proceeds from shares issued	$66,352	$61,653	$134,004	$117,431
Dividends and distributions reinvested	2,337	2,244	2,114	680
Cost of shares redeemed	(111,701)	(99,156)	(84,055)	(392,764)
Redemption fees	4	9	10	29

Change in net assets from Select Class capital transactions	$(43,008)	$(35,250)	$52,073	$(274,624)

Total change in net assets from capital transactions	$108,846	$47,454	$38,549	$(267,549)

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	International Equity Fund		International Equity Index Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	4,149	4,228	1,752	2,380
Reinvested	146	158	144	91
Redeemed	(5,922)	(3,888)	(2,534)	(2,066)

Change in Class A Shares	(1,627)	498	(638)	405

Class B
Issued	15	31	8	17
Reinvested	2	3	6	4
Redeemed	(136)	(127)	(116)	(146)

Change in Class B Shares	(119)	(93)	(102)	(125)

Class C
Issued	316	391	397	395
Reinvested	13	13	15	10
Redeemed	(475)	(522)	(450)	(354)

Change in Class C Shares	(146)	(118)	(38)	51

Class R2
Issued	—	—	20	3
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	—	—	(5)	(3)

Change in Class R2 Shares	— (a)	— (a)	15	— (a)

Class R5
Issued	3,905	7,273	—	—
Reinvested	74	265	—	—
Redeemed	(18,263)	(1,259)	—	—

Change in Class R5 Shares	(14,284)	6,279	—	—

Class R6 (b)
Issued	29,470	—	—	—
Reinvested	402	—	—	—
Redeemed	(2,647)	—	—	—

Change in Class R6 Shares	27,225	—	—	—

Select Class
Issued	4,873	4,820	7,136	6,652
Reinvested	167	190	114	37
Redeemed	(8,211)	(8,133)	(4,537)	(22,658)

Change in Select Class Shares	(3,171)	(3,123)	2,713	(15,969)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 30, 2010 for International Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$55,121	$6,352	$75,529	$58,999
Dividends and distributions reinvested	351	355	3,776	2,371
Cost of shares redeemed	(14,020)	(7,711)	(97,178)	(63,715)
Redemption fees	— (a)	— (a)	2	3

Change in net assets from Class A capital transactions	$41,452	$(1,004)	$(17,871)	$(2,342)

Class B
Proceeds from shares issued	$341	$479	$207	$148
Dividends and distributions reinvested	14	39	101	89
Cost of shares redeemed	(506)	(1,352)	(1,696)	(1,813)
Redemption fees	— (a)	— (a)	— (a)	— (a)

Change in net assets from Class B capital transactions	$(151)	$(834)	$(1,388)	$(1,576)

Class C
Proceeds from shares issued	$276	$520	$3,898	$3,844
Dividends and distributions reinvested	13	13	302	186
Cost of shares redeemed	(478)	(367)	(5,488)	(3,957)
Redemption fees	— (a)	— (a)	1	— (a)

Change in net assets from Class C capital transactions	$(189)	$166	$(1,287)	$73

Class R2
Proceeds from shares issued	$—	$—	$692	$859
Dividends and distributions reinvested	—	—	11	2
Cost of shares redeemed	—	—	(821)	(464)
Redemption fees	—	—	— (a)	— (a)

Change in net assets from Class R2 capital transactions	$—	$—	$(118)	$397

Class R6 (b)
Proceeds from shares issued	$428,154	$—	$50	$—
Dividends and distributions reinvested	1	—	2	—
Cost of shares redeemed	(20,282)	—	—	—
Redemption fees	1	—	— (a)	—

Change in net assets from Class R6 capital transactions	$407,874	$—	$52	$—

Institutional Class
Proceeds from shares issued	$36,085	$104,249	$308,897	$294,459
Dividends and distributions reinvested	6,602	3,546	10,471	3,023
Cost of shares redeemed	(274,069)	(19,076)	(138,436)	(233,179)
Redemption fees	— (a)	4	7	8

Change in net assets from Institutional Class capital transactions	$(231,382)	$88,723	$180,939	$64,311

Select Class
Proceeds from shares issued	$10,527	$4,689	$933,257	$550,466
Dividends and distributions reinvested	474	384	2,710	1,759
Cost of shares redeemed	(9,914)	(5,572)	(318,731)	(763,471)
Redemption fees	— (a)	1	16	20

Change in net assets from Select Class capital transactions	$1,087	$(498)	$617,252	$(211,226)

Total change in net assets from capital transactions	$218,691	$86,553	$777,579	$(150,363)

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	International Opportunities Fund		International Value Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	4,021	519	5,652	4,805
Reinvested	27	29	290	192
Redeemed	(1,112)	(633)	(7,207)	(5,246)

Change in Class A Shares	2,936	(85)	(1,265)	(249)

Class B
Issued	26	38	15	12
Reinvested	1	3	8	7
Redeemed	(40)	(112)	(129)	(153)

Change in Class B Shares	(13)	(71)	(106)	(134)

Class C
Issued	21	42	299	317
Reinvested	1	1	24	16
Redeemed	(39)	(31)	(424)	(335)

Change in Class C Shares	(17)	12	(101)	(2)

Class R2
Issued	—	—	53	67
Reinvested	—	—	1	— (a)
Redeemed	—	—	(61)	(37)

Change in Class R2 Shares	—	—	(7)	30

Class R6 (b)
Issued	32,025	—	4	—
Reinvested	— (a)	—	— (a)	—
Redeemed	(1,412)	—	—	—

Change in Class R6 Shares	30,613	—	4	—

Institutional Class
Issued	2,718	8,434	22,968	23,378
Reinvested	499	285	793	241
Redeemed	(20,291)	(1,517)	(10,335)	(20,449)

Change in Institutional Class Shares	(17,074)	7,202	13,426	3,170

Select Class
Issued	788	382	70,086	44,547
Reinvested	36	31	206	141
Redeemed	(764)	(464)	(24,224)	(66,104)

Change in Select Class Shares	60	(51)	46,068	(21,416)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid International Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,879	$20,658
Dividends and distributions reinvested	490	436
Cost of shares redeemed	(23,302)	(23,179)
Redemption fees	— (a)	— (a)

Change in net assets from Class A capital transactions	$10,067	$(2,085)

Class C
Proceeds from shares issued	$147	$236
Dividends and distributions reinvested	10	13
Cost of shares redeemed	(534)	(394)
Redemption fees	— (a)	— (a)

Change in net assets from Class C capital transactions	$(377)	$(145)

Class R2
Proceeds from shares issued	$55	$—
Dividends and distributions reinvested	1	1
Cost of shares redeemed	(5)	—
Redemption fees	— (a)	—

Change in net assets from Class R2 capital transactions	$51	$1

Institutional Class
Proceeds from shares issued	$104,518	$37,640
Dividends and distributions reinvested	1,682	664
Cost of shares redeemed	(14,018)	(62,299)
Redemption fees	1	1

Change in net assets from Institutional Class capital transactions	$92,183	$(23,994)

Select Class
Proceeds from shares issued	$899	$7,296
Dividends and distributions reinvested	16	61
Cost of shares redeemed	(14,578)	(321,984)
Redemption fees	— (a)	1

Change in net assets from Select Class capital transactions	$(13,663)	$(314,626)

Total change in net assets from capital transactions	$88,261	$(340,849)

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Intrepid International Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	1,952	1,352
Reinvested	29	29
Redeemed	(1,340)	(1,505)

Change in Class A Shares	641	(124)

Class C
Issued	7	16
Reinvested	1	1
Redeemed	(32)	(26)

Change in Class C Shares	(24)	(9)

Class R2
Issued	3	—
Reinvested	— (a)	— (a)
Redeemed	— (a)	—

Change in Class R2 Shares	3	— (a)

Institutional Class
Issued	6,221	2,453
Reinvested	99	43
Redeemed	(829)	(4,002)

Change in Institutional Class Shares	5,491	(1,506)

Select Class
Issued	52	460
Reinvested	1	4
Redeemed	(836)	(20,518)

Change in Select Class Shares	(783)	(20,054)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Economies Fund
Class A
Year Ended October 31, 2011	$13.91	$0.20	(e)	$(1.44)	$(1.24)	$(0.02)	$—	(f)
Year Ended October 31, 2010	10.47	0.11	(e)	3.60	3.71	(0.27)	—
Year Ended October 31, 2009	7.14	0.18		3.42	3.60	(0.27)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.20		(8.06)	(7.86)	—	—

Class C
Year Ended October 31, 2011	13.87	0.08	(e)	(1.37)	(1.29)	—	—	(f)
Year Ended October 31, 2010	10.46	0.05	(e)	3.59	3.64	(0.23)	—
Year Ended October 31, 2009	7.11	0.14		3.43	3.57	(0.22)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.16		(8.05)	(7.89)	—	—

Class R5
Year Ended October 31, 2011	13.93	0.30	(e)	(1.47)	(1.17)	(0.05)	—	(f)
Year Ended October 31, 2010	10.48	0.17	(e)	3.59	3.76	(0.31)	—
Year Ended October 31, 2009	7.16	0.22		3.41	3.63	(0.31)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.24		(8.08)	(7.84)	—	—

Select Class
Year Ended October 31, 2011	13.92	0.25	(e)	(1.45)	(1.20)	(0.04)	—	(f)
Year Ended October 31, 2010	10.48	0.14	(e)	3.59	3.73	(0.29)	—
Year Ended October 31, 2009	7.15	0.20		3.42	3.62	(0.29)	—
February 28, 2008 (g) through October 31, 2008	15.00	0.23		(8.08)	(7.85)	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.
(h)	Includes interest expense of 0.01% .
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$12.65	(8.93)%	$43,519	1.75%		1.50%	1.75%		84%
13.91	36.12	49	1.85		0.96	3.99		156
10.47	52.59	36	1.85		2.27	5.59		141
7.14	(52.40)	24	1.86	(h)	2.37	5.30	(i)	110

12.58	(9.30)	516	2.28		0.57	2.32		84
13.87	35.33	49	2.35		0.46	4.49		156
10.46	51.98	36	2.35		1.77	6.08		141
7.11	(52.60)	24	2.36	(h)	1.86	5.81	(i)	110

12.71	(8.45)	228,411	1.31		2.14	1.32		84
13.93	36.66	50	1.40		1.41	3.54		156
10.48	53.31	37	1.40		2.72	5.13		141
7.16	(52.27)	24	1.41	(h)	2.82	4.86	(i)	110

12.68	(8.65)	73,787	1.52		1.76	1.55		84
13.92	36.35	7,313	1.60		1.21	3.74		156
10.48	53.07	5,360	1.60		2.52	5.33		141
7.15	(52.33)	3,503	1.61	(h)	2.62	5.05	(i)	110

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2011	$23.45	$0.06	(c)	$(2.33)	$(2.27)	$(0.09)	$—	(d)
Year Ended October 31, 2010	18.79	(0.01	)(c)	4.71	4.70	(0.04)	—	(d)
Year Ended October 31, 2009	12.66	0.07	(c)	6.31	6.38	(0.25)	—	(d)
Year Ended October 31, 2008	26.19	0.27		(13.78)	(13.51)	(0.02)	—	(d)
Year Ended October 31, 2007	16.42	0.02	(c)	9.80	9.82	(0.05)	—	(d)

Class B
Year Ended October 31, 2011	23.15	(0.07	)(c)	(2.28)	(2.35)	—	—	(d)
Year Ended October 31, 2010	18.60	(0.12	)(c)	4.67	4.55	—	—	(d)
Year Ended October 31, 2009	12.46	—	(c)(d)	6.25	6.25	(0.11)	—	(d)
Year Ended October 31, 2008	25.89	0.16		(13.59)	(13.43)	—	—	(d)
Year Ended October 31, 2007	16.26	(0.08	)(c)	9.71	9.63	—	—	(d)

Class C
Year Ended October 31, 2011	23.01	(0.05	)(c)	(2.29)	(2.34)	(0.02)	—	(d)
Year Ended October 31, 2010	18.49	(0.11	)(c)	4.63	4.52	—	—	(d)
Year Ended October 31, 2009	12.42	(0.01	)(c)	6.23	6.22	(0.15)	—	(d)
Year Ended October 31, 2008	25.80	0.16		(13.54)	(13.38)	—	—	(d)
Year Ended October 31, 2007	16.26	(0.08	)(c)	9.68	9.60	(0.06)	—	(d)

Institutional Class
Year Ended October 31, 2011	24.04	0.16	(c)	(2.40)	(2.24)	(0.14)	—	(d)
Year Ended October 31, 2010	19.23	0.08	(c)	4.82	4.90	(0.09)	—	(d)
Year Ended October 31, 2009	12.97	0.14	(c)	6.45	6.59	(0.33)	—	(d)
Year Ended October 31, 2008	26.80	0.30		(14.04)	(13.74)	(0.09)	—	(d)
Year Ended October 31, 2007	16.79	0.11	(c)	10.01	10.12	(0.11)	—	(d)

Select Class
Year Ended October 31, 2011	23.80	0.13	(c)	(2.38)	(2.25)	(0.13)	—	(d)
Year Ended October 31, 2010	19.04	0.05	(c)	4.77	4.82	(0.06)	—	(d)
Year Ended October 31, 2009	12.84	0.11	(c)	6.39	6.50	(0.30)	—	(d)
Year Ended October 31, 2008	26.54	0.28		(13.94)	(13.66)	(0.04)	—	(d)
Year Ended October 31, 2007	16.62	0.07	(c)	9.94	10.01	(0.09)	—	(d)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$21.09	(9.73)%	$265,458	1.79%	0.28%	1.80%	9%
23.45	25.08	253,037	1.82	(0.03)	1.83	14
18.79	51.49	121,638	1.85	0.45	1.85	10
12.66	(51.62)	32,192	1.82	1.17	1.82	19
26.19	59.98	62,409	1.82	0.11	1.82	26

20.80	(10.15)	7,572	2.29	(0.32)	2.30	9
23.15	24.46	10,812	2.31	(0.58)	2.32	14
18.60	50.70	10,535	2.36	(0.02)	2.37	10
12.46	(51.87)	7,124	2.32	0.67	2.32	19
25.89	59.23	15,402	2.32	(0.40)	2.32	26

20.65	(10.18)	43,437	2.29	(0.23)	2.30	9
23.01	24.45	40,757	2.32	(0.52)	2.33	14
18.49	50.72	19,803	2.35	(0.06)	2.35	10
12.42	(51.86)	5,030	2.32	0.68	2.32	19
25.80	59.17	9,519	2.32	(0.38)	2.32	26

21.66	(9.37)	596,147	1.38	0.68	1.41	9
24.04	25.55	513,904	1.40	0.37	1.43	14
19.23	52.20	325,849	1.43	0.93	1.46	10
12.97	(51.44)	108,836	1.42	1.52	1.42	19
26.80	60.59	193,867	1.42	0.51	1.42	26

21.42	(9.51)	1,251,152	1.55	0.56	1.56	9
23.80	25.38	925,631	1.57	0.23	1.58	14
19.04	51.88	330,903	1.61	0.73	1.62	10
12.84	(51.53)	188,893	1.57	1.43	1.57	19
26.54	60.45	341,701	1.57	0.34	1.57	26

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Global Equity Income Fund
Class A
February 28, 2011 (e) through October 31, 2011	$15.00	$0.33	(f)	$(1.64)	$(1.31)	$(0.32)

Class C
February 28, 2011 (e) through October 31, 2011	15.00	0.30	(f)	(1.66)	(1.36)	(0.29)

Class R2
February 28, 2011 (e) through October 31, 2011	15.00	0.32	(f)	(1.66)	(1.34)	(0.30)

Class R5
February 28, 2011 (e) through October 31, 2011	15.00	0.38	(f)	(1.65)	(1.27)	(0.35)

Select Class
February 28, 2011 (e) through October 31, 2011	15.00	0.37	(f)	(1.66)	(1.29)	(0.34)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$13.37	(8.77)%	$127	1.25	%(h)	3.53	%(h)	10.16	%(g)(h)	40%

13.35	(9.12)	60	1.75	(h)	3.17	(h)	10.82	(g)(h)	40

13.36	(8.97)	45	1.50	(h)	3.36	(h)	10.72	(g)(h)	40

13.38	(8.52)	46	0.80	(h)	4.05	(h)	10.05	(g)(h)	40

13.37	(8.68)	2,666	1.00	(h)	3.85	(h)	10.23	(g)(h)	40

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Global Opportunities Fund
Class A
Year Ended October 31, 2011	$14.05	$0.11	(e)	$(1.34)	$(1.23)	$(0.25)	$—	$(0.25)	$—	(f)
Year Ended October 31, 2010	11.59	0.06		2.51	2.57	(0.11)	—	(0.11)	—
Year Ended October 31, 2009	8.22	0.08		3.42	3.50	(0.13)	—	(0.13)	—
Year Ended October 31, 2008	16.56	0.12		(8.07)	(7.95)	(0.02)	(0.37)	(0.39)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.07		1.49	1.56	—	—	—	—

Class C
Year Ended October 31, 2011	13.98	0.03	(e)	(1.33)	(1.30)	(0.17)	—	(0.17)	—	(f)
Year Ended October 31, 2010	11.55	0.01		2.48	2.49	(0.06)	—	(0.06)	—
Year Ended October 31, 2009	8.17	0.04		3.41	3.45	(0.07)	—	(0.07)	—
Year Ended October 31, 2008	16.51	0.06		(8.03)	(7.97)	—	(0.37)	(0.37)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.03		1.48	1.51	—	—	—	—

Class R5
Year Ended October 31, 2011	14.08	0.14	(e)	(1.32)	(1.18)	(0.27)	—	(0.27)	—	(f)
Year Ended October 31, 2010	11.61	0.13		2.49	2.62	(0.15)	—	(0.15)	—
Year Ended October 31, 2009	8.25	0.12		3.42	3.54	(0.18)	—	(0.18)	—
Year Ended October 31, 2008	16.60	0.18		(8.08)	(7.90)	(0.08)	(0.37)	(0.45)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.11		1.49	1.60	—	—	—	—

Select Class
Year Ended October 31, 2011	14.07	0.12	(e)	(1.32)	(1.20)	(0.25)	—	(0.25)	—	(f)
Year Ended October 31, 2010	11.60	0.11		2.49	2.60	(0.13)	—	(0.13)	—
Year Ended October 31, 2009	8.24	0.10		3.41	3.51	(0.15)	—	(0.15)	—
Year Ended October 31, 2008	16.58	0.16		(8.08)	(7.92)	(0.05)	(0.37)	(0.42)	—
March 30, 2007 (h) through October 31, 2007	15.00	0.10		1.48	1.58	—	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$12.57	(8.98)%	$1,480	1.45%	0.79%	5.29	%(g)	120%
14.05	22.26	293	1.45	0.57	9.89		97
11.59	43.34	161	1.45	0.87	10.11		119
8.22	(49.02)	112	1.45	0.97	6.94		264
16.56	10.40	221	1.45	0.80	11.93		135

12.51	(9.46)	432	1.95	0.19	6.17	(g)	120
13.98	21.59	214	1.95	0.09	10.10		97
11.55	42.63	159	1.95	0.37	10.61		119
8.17	(49.26)	112	1.95	0.47	7.44		264
16.51	10.07	220	1.95	0.30	12.43		135

12.63	(8.56)	92	1.00	1.01	5.68	(g)	120
14.08	22.75	100	1.00	1.04	9.15		97
11.61	44.06	82	1.00	1.32	9.65		119
8.25	(48.79)	57	1.00	1.42	6.48		264
16.60	10.67	111	1.00	1.25	11.48		135

12.62	(8.73)	2,535	1.20	0.86	5.68	(g)	120
14.07	22.57	2,536	1.20	0.84	9.36		97
11.60	43.67	2,030	1.20	1.12	9.86		119
8.24	(48.86)	1,412	1.20	1.22	6.69		264
16.58	10.53	2,764	1.20	1.05	11.68		135

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Fund
Class A
Year Ended October 31, 2011	$13.40	$0.22	(e)	$(0.80)	$(0.58)	$(0.21)	$—	$(0.21)	$—	(f)
Year Ended October 31, 2010	12.33	0.18	(e)	1.07	1.25	(0.18)	—	(0.18)	—	(f)
Year Ended October 31, 2009	18.28	0.20	(e)	1.98	2.18	(0.20)	(7.93)	(8.13)	—	(f)
Year Ended October 31, 2008	42.57	0.67	(e)	(15.42)	(14.75)	(0.79)	(8.75)	(9.54)	—	(f)
Year Ended October 31, 2007	37.52	0.47	(e)	6.72	7.19	(0.52)	(1.62)	(2.14)	—	(f)

Class B
Year Ended October 31, 2011	13.00	0.14	(e)	(0.77)	(0.63)	(0.15)	—	(0.15)	—	(f)
Year Ended October 31, 2010	11.97	0.11	(e)	1.04	1.15	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2009	18.01	0.14	(e)	1.92	2.06	(0.17)	(7.93)	(8.10)	—	(f)
Year Ended October 31, 2008	42.13	0.50	(e)	(15.21)	(14.71)	(0.66)	(8.75)	(9.41)	—	(f)
Year Ended October 31, 2007	37.26	0.25	(e)	6.65	6.90	(0.41)	(1.62)	(2.03)	—	(f)

Class C
Year Ended October 31, 2011	12.85	0.14	(e)	(0.76)	(0.62)	(0.15)	—	(0.15)	—	(f)
Year Ended October 31, 2010	11.85	0.11	(e)	1.01	1.12	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2009	17.92	0.14	(e)	1.89	2.03	(0.17)	(7.93)	(8.10)	—	(f)
Year Ended October 31, 2008	41.95	0.50	(e)	(15.12)	(14.62)	(0.66)	(8.75)	(9.41)	—	(f)
Year Ended October 31, 2007	37.11	0.25	(e)	6.63	6.88	(0.42)	(1.62)	(2.04)	—	(f)

Class R2
Year Ended October 31, 2011	13.37	0.18	(e)	(0.79)	(0.61)	(0.18)	—	(0.18)	—	(f)
Year Ended October 31, 2010	12.31	0.15	(e)	1.06	1.21	(0.15)	—	(0.15)	—	(f)
November 3, 2008 (i) through October 31, 2009	18.29	0.18	(e)	1.96	2.14	(0.19)	(7.93)	(8.12)	—	(f)

Class R5
Year Ended October 31, 2011	13.55	0.23	(e)	(0.76)	(0.53)	(0.27)	—	(0.27)	—	(f)
Year Ended October 31, 2010	12.47	0.23	(e)	1.09	1.32	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2009	18.38	0.25	(e)	2.01	2.26	(0.24)	(7.93)	(8.17)	—	(f)
Year Ended October 31, 2008	42.72	0.80	(e)	(15.49)	(14.69)	(0.90)	(8.75)	(9.65)	—	(f)
Year Ended October 31, 2007	37.63	0.66	(e)	6.72	7.38	(0.67)	(1.62)	(2.29)	—	(f)

Class R6
November 30, 2010 (i) through October 31, 2011	12.85	0.28	(e)	(0.10)	0.18	(0.28)	—	(0.28)	—	(f)

Select Class
Year Ended October 31, 2011	13.56	0.24	(e)	(0.80)	(0.56)	(0.24)	—	(0.24)	—	(f)
Year Ended October 31, 2010	12.47	0.22	(e)	1.08	1.30	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2009	18.38	0.24	(e)	2.00	2.24	(0.22)	(7.93)	(8.15)	—	(f)
Year Ended October 31, 2008	42.72	0.65	(e)	(15.41)	(14.76)	(0.83)	(8.75)	(9.58)	—	(f)
Year Ended October 31, 2007	37.63	0.56	(e)	6.74	7.30	(0.59)	(1.62)	(2.21)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.04% .
(h)	Includes interest expense of 0.01% .
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.61	(4.49)%	$102,866	1.31%		1.63%	1.52%	18%
13.40	10.42	131,125	1.31		1.44	1.54	15
12.33	27.39	114,557	1.31		1.90	1.62	14
18.28	(43.95)	87,531	1.35	(g)	2.33	1.64	13
42.57	19.93	181,682	1.32	(h)	1.20	1.51	14

12.22	(4.99)	2,817	1.81		1.08	2.02	18
13.00	9.82	4,543	1.86		0.89	2.04	15
11.97	26.72	5,303	1.87		1.44	2.12	14
18.01	(44.27)	5,225	1.91		1.74	2.14	13
42.13	19.25	13,236	1.87		0.64	2.00	14

12.08	(4.93)	20,193	1.81		1.09	2.02	18
12.85	9.69	23,370	1.86		0.88	2.04	15
11.85	26.76	22,934	1.87		1.46	2.12	14
17.92	(44.24)	24,300	1.91		1.74	2.14	13
41.95	19.25	61,023	1.87		0.65	2.01	14

12.58	(4.73)	67	1.56		1.33	1.77	18
13.37	10.07	70	1.56		1.17	1.79	15
12.31	26.95	64	1.56		1.76	1.85	14

12.75	(4.07)	45,680	0.86		1.69	1.08	18
13.55	10.86	242,131	0.86		1.86	1.10	15
12.47	27.92	144,494	0.86		2.39	1.16	14
18.38	(43.70)	86,640	0.90	(g)	2.86	1.19	13
42.72	20.45	76,309	0.87	(h)	1.67	1.06	14

12.75	1.20	347,040	0.81		2.23	1.01	18

12.76	(4.26)	186,425	1.06		1.76	1.27	18
13.56	10.72	241,123	1.06		1.74	1.29	15
12.47	27.73	260,814	1.06		2.28	1.37	14
18.38	(43.82)	277,313	1.10	(g)	2.10	1.37	13
42.72	20.21	3,202,097	1.07	(h)	1.42	1.25	14

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Equity Index Fund
Class A
Year Ended October 31, 2011	$19.03	$0.40	(e)	$(2.16	)(g)	$(1.76)	$(0.44)	$—	$(0.44)	$—	(f)
Year Ended October 31, 2010	17.89	0.33	(e)	1.10	(g)	1.43	(0.29)	—	(0.29)	—	(f)
Year Ended October 31, 2009	16.27	0.36	(e)	3.52		3.88	(0.70)	(1.56)	(2.26)	—	(f)
Year Ended October 31, 2008	33.43	0.78		(15.70)		(14.92)	(0.58)	(1.66)	(2.24)	—	(f)
Year Ended October 31, 2007	26.63	0.50	(e)	7.00		7.50	(0.54)	(0.16)	(0.70)	—	(f)

Class B
Year Ended October 31, 2011	17.57	0.24	(e)	(1.99	)(g)	(1.75)	(0.30)	—	(0.30)	—	(f)
Year Ended October 31, 2010	16.54	0.18	(e)	1.02	(g)	1.20	(0.17)	—	(0.17)	—	(f)
Year Ended October 31, 2009	15.13	0.24	(e)	3.25		3.49	(0.52)	(1.56)	(2.08)	—	(f)
Year Ended October 31, 2008	31.25	0.55		(14.64)		(14.09)	(0.37)	(1.66)	(2.03)	—	(f)
Year Ended October 31, 2007	24.93	0.29	(e)	6.55		6.84	(0.36)	(0.16)	(0.52)	—	(f)

Class C
Year Ended October 31, 2011	18.41	0.26	(e)	(2.09	)(g)	(1.83)	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2010	17.35	0.20	(e)	1.06	(g)	1.26	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2009	15.78	0.24	(e)	3.41		3.65	(0.52)	(1.56)	(2.08)	—	(f)
Year Ended October 31, 2008	32.52	0.57		(15.24)		(14.67)	(0.41)	(1.66)	(2.07)	—	(f)
Year Ended October 31, 2007	25.94	0.30	(e)	6.81		7.11	(0.37)	(0.16)	(0.53)	—	(f)

Class R2
Year Ended October 31, 2011	18.86	0.32	(e)	(2.12	)(g)	(1.80)	(0.40)	—	(0.40)	—	(f)
Year Ended October 31, 2010	17.76	0.28	(e)	1.10	(g)	1.38	(0.28)	—	(0.28)	—	(f)
November 3, 2008 (h) through October 31, 2009	16.32	0.27	(e)	3.48		3.75	(0.75)	(1.56)	(2.31)	—	(f)

Select Class
Year Ended October 31, 2011	19.17	0.45	(e)	(2.17	)(g)	(1.72)	(0.49)	—	(0.49)	—	(f)
Year Ended October 31, 2010	18.01	0.37	(e)	1.12	(g)	1.49	(0.33)	—	(0.33)	—	(f)
Year Ended October 31, 2009	16.39	0.42	(e)	3.51		3.93	(0.75)	(1.56)	(2.31)	—	(f)
Year Ended October 31, 2008	33.65	0.80		(15.75)		(14.95)	(0.65)	(1.66)	(2.31)	—	(f)
Year Ended October 31, 2007	26.79	0.59	(e)	7.02		7.61	(0.59)	(0.16)	(0.75)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.83	(9.45	)%(g)	$99,046	1.07%	2.16%	1.31%	40%
19.03	8.09	(g)	124,178	1.07	1.89	1.34	39
17.89	27.74		109,441	1.07	2.40	1.37	37
16.27	(47.49)		82,272	1.07	2.97	1.27	18
33.43	28.72		139,828	1.07	1.72	1.28	15

15.52	(10.11	)(g)	4,154	1.78	1.41	1.81	40
17.57	7.32	(g)	6,503	1.80	1.11	1.83	39
16.54	26.78		8,179	1.80	1.72	1.87	37
15.13	(47.88)		8,547	1.77	2.18	1.77	18
31.25	27.87		21,693	1.77	1.03	1.77	15

16.27	(10.08	)(g)	15,428	1.78	1.46	1.81	40
18.41	7.34	(g)	18,148	1.80	1.19	1.83	39
17.35	26.74		16,231	1.80	1.63	1.87	37
15.78	(47.85)		10,639	1.77	2.16	1.77	18
32.52	27.83		23,567	1.78	1.03	1.78	15

16.66	(9.72	)(g)	463	1.32	1.77	1.55	40
18.86	7.88	(g)	251	1.32	1.62	1.59	39
17.76	26.96		234	1.32	1.77	1.62	37

16.96	(9.21	)(g)	502,764	0.82	2.40	1.05	40
19.17	8.37	(g)	516,537	0.82	2.08	1.08	39
18.01	28.02		772,784	0.82	2.76	1.12	37
16.39	(47.35)		714,939	0.82	3.09	1.02	18
33.65	29.02		1,584,921	0.82	1.97	1.03	15

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Year Ended October 31, 2011	$13.20	$0.19	(e)	$(1.08)	$(0.89)	$(0.31)	$—	(f)
Year Ended October 31, 2010	12.10	0.15	(e)	1.24	1.39	(0.29)	—	(f)
Year Ended October 31, 2009	9.95	0.19	(e)	2.16	2.35	(0.20)	—	(f)
Year Ended October 31, 2008	18.40	0.30	(e)	(8.48)	(8.18)	(0.27)	—	(f)
Year Ended October 31, 2007	15.00	0.26	(e)	3.31	3.57	(0.17)	—	(f)

Class B
Year Ended October 31, 2011	13.09	0.15	(e)	(1.10)	(0.95)	(0.21)	—	(f)
Year Ended October 31, 2010	12.03	0.08	(e)	1.23	1.31	(0.25)	—	(f)
Year Ended October 31, 2009	9.83	0.14	(e)	2.16	2.30	(0.10)	—	(f)
Year Ended October 31, 2008	18.20	0.23	(e)	(8.39)	(8.16)	(0.21)	—	(f)
Year Ended October 31, 2007	14.86	0.18	(e)	3.27	3.45	(0.11)	—	(f)

Class C
Year Ended October 31, 2011	12.84	0.15	(e)	(1.07)	(0.92)	(0.27)	—	(f)
Year Ended October 31, 2010	11.82	0.09	(e)	1.20	1.29	(0.27)	—	(f)
Year Ended October 31, 2009	9.77	0.13	(e)	2.11	2.24	(0.19)	—	(f)
Year Ended October 31, 2008	18.21	0.23	(e)	(8.35)	(8.12)	(0.32)	—	(f)
July 31, 2007 (g) through October 31, 2007	16.88	(0.03	)(e)	1.36	1.33	—	—	(f)

Class R6
November 30, 2010 (g) through October 31, 2011	12.78	0.27	(e)	(0.48)	(0.21)	(0.37)	—	(f)

Institutional Class
Year Ended October 31, 2011	13.42	0.23	(e)	(1.09)	(0.86)	(0.36)	—	(f)
Year Ended October 31, 2010	12.29	0.22	(e)	1.24	1.46	(0.33)	—	(f)
Year Ended October 31, 2009	10.13	0.25	(e)	2.18	2.43	(0.27)	—	(f)
Year Ended October 31, 2008	18.72	0.38	(e)	(8.62)	(8.24)	(0.35)	—	(f)
Year Ended October 31, 2007	15.25	0.34	(e)	3.37	3.71	(0.24)	—	(f)

Select Class
Year Ended October 31, 2011	13.37	0.26	(e)	(1.14)	(0.88)	(0.34)	—	(f)
Year Ended October 31, 2010	12.24	0.19	(e)	1.25	1.44	(0.31)	—	(f)
Year Ended October 31, 2009	10.07	0.22	(e)	2.18	2.40	(0.23)	—	(f)
Year Ended October 31, 2008	18.60	0.34	(e)	(8.56)	(8.22)	(0.31)	—	(f)
Year Ended October 31, 2007	15.16	0.30	(e)	3.34	3.64	(0.20)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.
(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.00	(6.91)%	$47,855	1.28%		1.45%	1.28%	76%
13.20	11.67	13,904	1.34		1.23	1.36	57
12.10	24.17	13,773	1.41		1.84	1.42	85
9.95	(45.06)	6,700	1.39		1.99	1.39	70
18.40	23.98	13,255	1.39		1.58	1.40	92

11.93	(7.40)	702	1.78		1.18	1.79	76
13.09	11.01	949	1.85		0.65	1.86	57
12.03	23.62	1,716	1.91		1.34	1.92	85
9.83	(45.31)	879	1.89		1.48	1.89	70
18.20	23.30	2,023	1.89		1.06	1.90	92

11.65	(7.37)	576	1.78		1.14	1.79	76
12.84	11.05	849	1.85		0.77	1.86	57
11.82	23.50	636	1.91		1.20	1.92	85
9.77	(45.31)	87	1.89		1.58	1.89	70
18.21	7.88	77	1.90		(0.69)	1.94	92

12.20	(1.85)	373,613	0.78		2.27	0.78	76

12.20	(6.59)	39,362	0.89		1.73	0.90	76
13.42	12.12	272,487	0.91		1.75	0.96	57
12.29	24.70	161,023	0.92		2.41	1.02	85
10.13	(44.77)	126,248	0.92		2.48	0.98	70
18.72	24.58	154,596	0.93	(h)	1.99	1.00	92

12.15	(6.77)	28,476	1.03		1.97	1.04	76
13.37	11.93	30,537	1.09		1.56	1.11	57
12.24	24.41	28,588	1.16		2.12	1.17	85
10.07	(44.87)	23,645	1.14		2.20	1.14	70
18.60	24.22	63,875	1.14		1.78	1.15	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Value Fund
Class A
Year Ended October 31, 2011	$13.36	$0.28	(e)	$(1.17)	$(0.89)	$(0.42)	$—	$(0.42)	$—	(f)
Year Ended October 31, 2010	12.27	0.17	(e)	1.20	1.37	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2009	10.32	0.23	(e)	2.06	2.29	(0.34)	—	(0.34)	—	(f)
Year Ended October 31, 2008	20.84	0.41	(e)	(9.73)	(9.32)	(0.22)	(0.98)	(1.20)	—	(f)
Year Ended October 31, 2007	16.65	0.29	(e)	4.10	4.39	(0.20)	—	(0.20)	—	(f)

Class B
Year Ended October 31, 2011	13.18	0.21	(e)	(1.16)	(0.95)	(0.34)	—	(0.34)	—	(f)
Year Ended October 31, 2010	12.10	0.11	(e)	1.18	1.29	(0.21)	—	(0.21)	—	(f)
Year Ended October 31, 2009	10.12	0.18	(e)	2.03	2.21	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2008	20.46	0.32	(e)	(9.56)	(9.24)	(0.12)	(0.98)	(1.10)	—	(f)
Year Ended October 31, 2007	16.37	0.19	(e)	4.03	4.22	(0.13)	—	(0.13)	—	(f)

Class C
Year Ended October 31, 2011	13.01	0.21	(e)	(1.14)	(0.93)	(0.36)	—	(0.36)	—	(f)
Year Ended October 31, 2010	11.96	0.11	(e)	1.17	1.28	(0.23)	—	(0.23)	—	(f)
Year Ended October 31, 2009	10.04	0.18	(e)	2.02	2.20	(0.28)	—	(0.28)	—	(f)
Year Ended October 31, 2008	20.36	0.33	(e)	(9.51)	(9.18)	(0.16)	(0.98)	(1.14)	—	(f)
Year Ended October 31, 2007	16.37	0.20	(e)	4.01	4.21	(0.22)	—	(0.22)	—	(f)

Class R2
Year Ended October 31, 2011	13.21	0.24	(e)	(1.15)	(0.91)	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2010	12.19	0.11	(e)	1.21	1.32	(0.30)	—	(0.30)	—	(f)
November 3, 2008 (g) through October 31, 2009	10.33	0.09	(e)	2.15	2.24	(0.38)	—	(0.38)	—	(f)

Class R6
November 30, 2010 (g) through October 31, 2011	12.72	0.32	(e)	(0.30)	0.02	(0.48)	—	(0.48)	—	(f)

Institutional Class
Year Ended October 31, 2011	13.59	0.33	(e)	(1.19)	(0.86)	(0.47)	—	(0.47)	—	(f)
Year Ended October 31, 2010	12.47	0.25	(e)	1.19	1.44	(0.32)	—	(0.32)	—	(f)
Year Ended October 31, 2009	10.47	0.28	(e)	2.10	2.38	(0.38)	—	(0.38)	—	(f)
Year Ended October 31, 2008	21.11	0.50	(e)	(9.89)	(9.39)	(0.27)	(0.98)	(1.25)	—	(f)
Year Ended October 31, 2007	16.83	0.34	(e)	4.17	4.51	(0.23)	—	(0.23)	—	(f)

Select Class
Year Ended October 31, 2011	13.50	0.31	(e)	(1.18)	(0.87)	(0.44)	—	(0.44)	—	(f)
Year Ended October 31, 2010	12.40	0.23	(e)	1.18	1.41	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2009	10.42	0.25	(e)	2.10	2.35	(0.37)	—	(0.37)	—	(f)
Year Ended October 31, 2008	21.01	0.47	(e)	(9.84)	(9.37)	(0.24)	(0.98)	(1.22)	—	(f)
Year Ended October 31, 2007	16.76	0.32	(e)	4.15	4.47	(0.22)	—	(0.22)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.05	(6.91)%	$113,976	1.34%	2.15%	1.36%	60%
13.36	11.35	143,259	1.34	1.41	1.35	92
12.27	23.08	134,648	1.36	2.20	1.36	98
10.32	(47.12)	79,202	1.32	2.59	1.32	86
20.84	26.60	106,228	1.34	1.55	1.34	92

11.89	(7.42)	3,557	1.84	1.61	1.86	60
13.18	10.81	5,337	1.84	0.91	1.85	92
12.10	22.50	6,517	1.86	1.80	1.86	98
10.12	(47.40)	7,321	1.82	2.03	1.82	86
20.46	25.96	14,604	1.84	1.04	1.84	92

11.72	(7.38)	16,510	1.84	1.60	1.86	60
13.01	10.81	19,646	1.84	0.89	1.85	92
11.96	22.60	18,081	1.86	1.77	1.86	98
10.04	(47.43)	12,159	1.82	2.12	1.82	86
20.36	25.96	17,193	1.84	1.09	1.84	92

11.86	(7.12)	694	1.59	1.84	1.61	60
13.21	11.00	856	1.60	0.90	1.61	92
12.19	22.73	423	1.60	0.76	1.60	98

12.26	(0.10)	50	0.84	2.57	0.86	60

12.26	(6.56)	545,034	0.94	2.48	0.96	60
13.59	11.79	421,538	0.92	2.04	0.95	92
12.47	23.75	347,238	0.95	2.60	0.96	98
10.47	(46.94)	149,326	0.92	3.09	0.92	86
21.11	27.10	201,062	0.94	1.80	0.94	92

12.19	(6.65)	1,413,804	1.09	2.37	1.12	60
13.50	11.56	943,998	1.09	1.84	1.10	92
12.40	23.51	1,132,171	1.11	2.42	1.11	98
10.42	(47.00)	564,867	1.07	2.91	1.07	86
21.01	26.91	732,412	1.09	1.68	1.09	92

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid International Fund
Class A
Year Ended October 31, 2011	$16.59	$0.24	(e)	$(1.27)	$(1.03)	$(0.24)	$—	$(0.24)	$—	(f)
Year Ended October 31, 2010	14.99	0.12	(e)	1.73	1.85	(0.25)	—	(0.25)	—	(f)
Year Ended October 31, 2009	13.51	0.19	(e)	2.40	2.59	(1.11)	—	(1.11)	—	(f)
Year Ended October 31, 2008	27.57	0.49	(e)	(13.93)	(13.44)	(0.23)	(0.39)	(0.62)	—	(f)
Year Ended October 31, 2007	21.77	0.21	(e)	5.72	5.93	(0.13)	—	(0.13)	—	(f)

Class C
Year Ended October 31, 2011	16.61	0.15	(e)	(1.26)	(1.11)	(0.14)	—	(0.14)	—	(f)
Year Ended October 31, 2010	14.99	0.05	(e)	1.73	1.78	(0.16)	—	(0.16)	—	(f)
Year Ended October 31, 2009	13.37	0.13	(e)	2.41	2.54	(0.92)	—	(0.92)	—	(f)
Year Ended October 31, 2008	27.33	0.38	(e)	(13.80)	(13.42)	(0.15)	(0.39)	(0.54)	—	(f)
Year Ended October 31, 2007	21.70	0.10	(e)	5.67	5.77	(0.14)	—	(0.14)	—	(f)

Class R2
Year Ended October 31, 2011	16.46	0.17	(e)	(1.22)	(1.05)	(0.20)	—	(0.20)	—	(f)
Year Ended October 31, 2010	14.86	0.08	(e)	1.72	1.80	(0.20)	—	(0.20)	—	(f)
November 3, 2008 (h) through October 31, 2009	13.56	0.16	(e)	2.32	2.48	(1.18)	—	(1.18)	—	(f)

Institutional Class
Year Ended October 31, 2011	16.94	0.32	(e)	(1.29)	(0.97)	(0.31)	—	(0.31)	—	(f)
Year Ended October 31, 2010	15.27	0.19	(e)	1.78	1.97	(0.30)	—	(0.30)	—	(f)
Year Ended October 31, 2009	13.76	0.25	(e)	2.46	2.71	(1.20)	—	(1.20)	—	(f)
Year Ended October 31, 2008	28.05	0.60	(e)	(14.17)	(13.57)	(0.33)	(0.39)	(0.72)	—	(f)
Year Ended October 31, 2007	22.11	0.34	(e)	5.81	6.15	(0.21)	—	(0.21)	—	(f)

Select Class
Year Ended October 31, 2011	16.99	0.26	(e)	(1.28)	(1.02)	(0.12)	—	(0.12)	—	(f)
Year Ended October 31, 2010	15.31	0.15	(e)	1.79	1.94	(0.26)	—	(0.26)	—	(f)
Year Ended October 31, 2009	13.72	0.23	(e)	2.45	2.68	(1.09)	—	(1.09)	—	(f)
Year Ended October 31, 2008	27.96	0.57	(e)	(14.14)	(13.57)	(0.28)	(0.39)	(0.67)	—	(f)
Year Ended October 31, 2007	22.08	0.28	(e)	5.79	6.07	(0.19)	—	(0.19)	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.01% .
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.32	(6.30)%	$31,942	1.50%		1.42%	1.61%	79%
16.59	12.54	23,960	1.50		0.78	1.73	92
14.99	21.38	23,506	1.51	(g)	1.51	1.63	95
13.51	(49.72)	13,027	1.51		2.25	1.53	126
27.57	27.38	24,750	1.50		0.84	1.54	84

15.36	(6.75)	1,018	2.00		0.91	2.11	79
16.61	12.01	1,489	2.00		0.30	2.24	92
14.99	20.77	1,489	2.00	(g)	1.03	2.13	95
13.37	(49.97)	1,773	2.01	(g)	1.75	2.03	126
27.33	26.74	4,861	2.00		0.40	2.04	84

15.21	(6.48)	106	1.75		1.04	1.85	79
16.46	12.26	68	1.75		0.53	1.99	92
14.86	20.61	60	1.75	(g)	1.29	1.87	95

15.66	(5.85)	178,258	1.00		1.88	1.20	79
16.94	13.11	99,766	1.00		1.21	1.31	92
15.27	22.05	112,905	1.01	(g)	1.90	1.22	95
13.76	(49.49)	108,212	1.01	(g)	2.68	1.13	126
28.05	28.04	368,217	1.00		1.37	1.14	84

15.85	(6.08)	12,225	1.25		1.51	1.37	79
16.99	12.86	26,408	1.25		0.93	1.37	92
15.31	21.65	330,843	1.25	(g)	1.81	1.38	95
13.72	(49.58)	530,210	1.26	(g)	2.56	1.28	126
27.96	27.69	1,966,815	1.25		1.14	1.29	84

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Fund	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Institutional Class and Select Class	JPM I	Diversified
Global Equity Income Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Global Opportunities Fund	Class A, Class C, Class R2*, Class R5, Class R6* and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6** and Select Class	JPM I	Diversified
International Equity Index Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Opportunities Fund	Class A, Class B, Class C, Class R6**, Institutional Class and Select Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Class R6**, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPM I	Diversified

*	Class R2 and R6 Shares commenced operations on November 1, 2011 for the Global Opportunities Fund.

**	Class R6 shares commenced operations on November 30, 2010 for the International Equity Fund, International Opportunities Fund and International Value Fund.

The investment objective of Emerging Economies Fund is to seek long-term capital growth.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of Global Equity Income Fund is to seek to provide both current income and long-term capital appreciation.

The investment objective of Global Opportunities Fund is to seek to provide long-term capital growth.

The investment objective of International Equity Fund is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of International Equity Index Fund is to seek to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product (“GDP”) Index.

The investment objective of International Opportunities Fund is to seek to provide high total return from a portfolio equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

The investment objective of International Value Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Intrepid International Fund is to seek to maximize long-term capital growth by investing in primarily equity securities in developed markets outside of the U.S.

Global Equity Income Fund commenced operations on February 28, 2011.

Effective November 1, 2011, Global Focus Fund was renamed Global Opportunities Fund and modified its investment strategies, investment objective and fees pursuant to the approval of the Board of Trustees.

Effective November 1, 2009, Class B Shares of the Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

The following tables represent each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Argentina	$—	$2,193	$—		$2,193
Brazil	16,924	38,607	—		55,531
China	—	60,529	—		60,529
Hong Kong	—	11,187	—	(a)	11,187
India	—	16,744	—		16,744
Indonesia	—	2,275	—		2,275
Kazakhstan	—	2,588	—		2,588
Mexico	4,273	—	—		4,273
Netherlands	3,922	—	—		3,922
Poland	—	3,765	—		3,765
Russia	—	24,041	—		24,041
South Africa	—	19,777	—		19,777
South Korea	—	59,013	—		59,013
Taiwan	—	25,152	—		25,152
Thailand	—	12,678	—		12,678
Turkey	—	10,441	—		10,441
Ukraine	—	2,246	—		2,246
United Arab Emirates	—	3,357	—		3,357
United Kingdom	—	2,663	—		2,663

Total Common Stocks	25,119	297,256	—	(a)	322,375

Preferred Stocks
Brazil	3,297	7,544	—		10,841

Total Preferred Stocks	3,297	7,544	—		10,841

Short-Term Investment
Investment Company	12,370	—	—		12,370

Total Investments in Securities	$40,786	$304,800	$—	(a)	$345,586

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$103,743	$—	$—	$103,743
Chile	—	41,035	—	41,035
China	—	310,473	34,036	344,509
Egypt	—	12,700	—	12,700
Hong Kong	—	212,691	—	212,691
Hungary	—	14,819	—	14,819
India	—	254,371	—	254,371
Indonesia	—	84,992	—	84,992
Luxembourg	—	44,083	—	44,083
Malaysia	—	—	6,016	6,016
Mexico	73,898	—	—	73,898
Russia	9,152	51,734	—	60,886
South Africa	—	156,705	—	156,705
South Korea	—	256,113	—	256,113
Taiwan	—	115,777	—	115,777
Turkey	—	60,199	—	60,199
United States	13,726	—	—	13,726

Total Common Stocks	200,519	1,615,692	40,052	1,856,263

Preferred Stocks
Brazil	23,176	249,950	—	273,126

Total Preferred Stocks	23,176	249,950	—	273,126

Short-Term Investment
Investment Company	33,314	—	—	33,314

Total Investments in Securities	$257,009	$1,865,642	$40,052	$2,162,703

Global Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$76	$—	$76
China	—	42	—	42
Finland	—	97	—	97
France	—	390	—	390
Germany	—	299	—	299
Hong Kong	—	46	—	46
Italy	—	49	—	49
Japan	—	251	—	251
Netherlands	—	146	—	146
New Zealand	—	27	—	27
Norway	—	44	—	44
Singapore	—	80	—	80
South Africa	—	21	—	21
South Korea	—	27	—	27
Sweden	—	39	—	39
Switzerland	—	40	—	40
United Kingdom	—	300	—	300
United States	905	—	—	905

Total Investments in Securities	$905	$1,974	$—	$2,879

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

Global Equity Income Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$5	$—	$5

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(10)	$—	$(10)

Global Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$115	$—	$—	$115
Austria	—	50	—	50
Belgium	—	156	—	156
Brazil	29	—	—	29
Canada	108	—	—	108
China	—	56	—	56
Denmark	—	68	—	68
Finland	—	173	—	173
France	—	161	—	161
Germany	—	173	—	173
Ireland	84	140	—	224
Israel	—	69	—	69
Italy	—	39	—	39
Japan	—	513	—	513
Netherlands	—	144	—	144
Norway	—	77	—	77
South Africa	—	23	—	23
South Korea	—	48	—	48
Sweden	—	62	—	62
Switzerland	127	107	—	234
Taiwan	—	65	—	65
United Arab Emirates	—	16	—	16
United Kingdom	—	772	—	772
United States	1,131	—	—	1,131

Total Common Stocks	$1,594	$2,912	$—	$4,506

Total Investments in Securities	$1,594	$2,912	$—	$4,506

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$29	$—	$29

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(25)	$—	$(25)

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$25,830	$—	$25,830
Belgium	—	10,797	—	10,797
China	—	22,759	—	22,759
France	—	98,159	—	98,159
Germany	—	46,191	—	46,191
Hong Kong	—	11,674	—	11,674
Ireland	—	8,420	—	8,420
Israel	—	6,249	—	6,249
Italy	—	4,688	—	4,688
Japan	—	114,163	—	114,163
Mexico	—	4,056	—	4,056
Netherlands	—	38,317	—	38,317
South Korea	—	7,643	—	7,643
Spain	—	10,496	—	10,496
Sweden	—	7,356	—	7,356
Switzerland	—	83,824	—	83,824
Taiwan	—	7,128	—	7,128
United Kingdom	—	178,855	—	178,855

Total Common Stocks	—	686,605	—	686,605

Preferred Stocks
Germany	—	9,514	—	9,514

Total Preferred Stocks	—	9,514	—	9,514

Short-Term Investment
Investment Company	29,166	—	—	29,166

Total Investments in Securities	$29,166	$696,119	$—	$725,285

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

International Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$30,924	$—	(a)	$30,924
Austria	—	6,909	—		6,909
Belgium	—	10,838	—		10,838
Bermuda	—	1,137	—		1,137
Brazil	1,175	—	—		1,175
Chile	3,990	517	—		4,507
China	—	4,038	—		4,038
Cyprus	—	280	—		280
Denmark	—	6,703	—		6,703
Finland	—	5,268	—		5,268
France	—	53,329	—		53,329
Germany	—	68,269	—		68,269
Greece	—	2,908	—		2,908
Hong Kong	—	5,990	—		5,990
Hungary	—	3,801	—		3,801
India	127	4,827	—		4,954
Ireland	—	4,708	—		4,708
Israel	51	4,566	—		4,617
Italy	—	38,371	—		38,371
Japan	—	138,148	—	(a)	138,148
Luxembourg	—	3,038	—		3,038
Mauritius	—	41	—		41
Mexico	4,507	125	—		4,632
Netherlands	—	24,919	—		24,919
New Zealand	—	3,449	—		3,449
Norway	—	8,323	—		8,323
Philippines	—	4,580	—		4,580
Portugal	—	3,397	—		3,397
Singapore	—	5,078	—		5,078
South Africa	—	4,856	—		4,856
South Korea	—	4,955	—		4,955
Spain	—	30,880	—		30,880
Sweden	—	11,035	—		11,035
Switzerland	—	16,528	—		16,528
Taiwan	—	4,830	—		4,830
Thailand	—	4,591	—		4,591
Turkey	—	4,799	—		4,799
United Kingdom	5	50,793	—		50,798
United States	—	279	—		279

Total Common Stocks	$9,855	$578,027	$—	(a)	$587,882

Preferred Stocks
Brazil	3,686	—	—		3,686
Germany	—	4,469	—		4,469

Total Preferred Stocks	$3,686	$4,469	$—		$8,155

Investment Companies
United States	15,992	—	—		15,992

Total Investment Companies	$15,992	$—	$—		$15,992

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

International Equity Index Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Rights
Hong Kong	$—	$7	$—	$7
Short-Term Investment
Investment Company	4,990	—	—	4,990

Total Investments in Securities	$34,523	$582,503	$—	$617,026

Appreciation in Other Financial Instruments
Futures Contracts	$875	$—	$—	$875

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Austria	$—	$1,351	$—	$1,351
Belgium	—	7,374	—	7,374
Canada	9,075	—	—	9,075
China	—	2,371	—	2,371
Denmark	—	2,989	—	2,989
Finland	—	4,709	—	4,709
France	—	48,529	—	48,529
Germany	—	38,165	—	38,165
Hong Kong	—	18,034	—	18,034
Indonesia	—	2,839	—	2,839
Ireland	—	12,102	—	12,102
Israel	—	5,247	—	5,247
Italy	—	6,184	—	6,184
Japan	—	94,699	—	94,699
Netherlands	—	51,020	—	51,020
New Zealand	—	2,231	—	2,231
Norway	—	5,567	—	5,567
Singapore	—	2,017	—	2,017
South Korea	—	7,411	—	7,411
Spain	—	3,938	—	3,938
Sweden	—	9,033	—	9,033
Switzerland	—	13,207	—	13,207
Taiwan	—	4,526	—	4,526
United Kingdom	—	117,894	—	117,894

Total Common Stocks	9,075	461,437	—	470,512

Preferred Stock
Germany	—	8,298	—	8,298

Total Preferred Stock	—	8,298	—	8,298

Short-Term Investment
Investment Company	11,499	—	—	11,499

Total Investments in Securities	$20,574	$469,735	$—	$490,309

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$3,797	$—	$3,797

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(4,140)	$—	$(4,140)

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$13,464	$—	$13,464
Austria	—	8,574	—	8,574
Belgium	—	31,946	—	31,946
Canada	15,903	—	—	15,903
China	—	34,480	—	34,480
Finland	—	23,380	—	23,380
France	—	229,148	—	229,148
Germany	—	231,638	—	231,638
Hong Kong	—	37,032	—	37,032
Ireland	—	16,492	—	16,492
Italy	—	30,836	—	30,836
Japan	—	402,224	—	402,224
Netherlands	—	215,439	—	215,439
Norway	—	20,954	—	20,954
Singapore	—	23,908	—	23,908
South Africa	—	10,838	—	10,838
South Korea	—	32,663	—	32,663
Spain	—	54,980	—	54,980
Sweden	—	56,080	—	56,080
Switzerland	—	85,755	—	85,755
Taiwan	—	13,858	—	13,858
United Kingdom	—	423,105	—	423,105

Total Common Stocks	15,903	1,996,794	—	2,012,697

Preferred Stocks
Germany	—	28,412	—	28,412

Total Preferred Stocks	—	28,412	—	28,412

Short-Term Investment
Investment Company	69,060	—	—	69,060

Total Investments in Securities	$84,963	$2,025,206	—	$2,110,169

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	16,065	—	16,065
Futures Contracts	39	—	—	39

Total Appreciation in Other Financial Instruments	$39	$16,065	$—	$16,104

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(11,422)	$—	$(11,422)

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$9,112	$—	$9,112
Austria	—	741	—	741
Belgium	—	1,126	—	1,126
Bermuda	—	774	—	774
Brazil	1,379	590	—	1,969
China	614	5,814	—	6,428
Denmark	—	1,427	—	1,427
Finland	—	2,006	—	2,006
France	—	20,059	—	20,059
Germany	—	18,237	—	18,237
Hong Kong	—	5,899	—	5,899
India	—	1,790	—	1,790
Indonesia	—	1,593	—	1,593
Ireland	—	2,712	—	2,712
Italy	—	7,652	—	7,652
Japan	—	38,889	—	38,889
Mexico	—	720	—	720
Netherlands	—	11,184	—	11,184
Norway	—	1,454	—	1,454
Russia	—	621	—	621
Singapore	—	557	—	557
South Korea	—	1,571	—	1,571
Spain	—	4,246	—	4,246
Sweden	—	3,938	—	3,938
Switzerland	—	21,306	—	21,306
Taiwan	—	378	—	378
United Arab Emirates	—	534	—	534
United Kingdom	—	54,455	—	54,455

Total Common Stocks	1,993	219,385	—	221,378

Preferred Stocks
Brazil	—	562	—	562
Germany	—	1,573	—	1,573

Total Preferred Stocks	—	2,135	—	2,135

Short-Term Investment
Investment Company	5,851	—	—	5,851

Total Investments in Securities	$7,844	$221,520	$—	$229,364

(a)	Security has a zero value.

There were no transfers between Levels 1 and 2 during the year ended October 31, 2011.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Emerging Economies Fund	Balance as of 10/30/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Purchases (1)	Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/11
Investments in Securities
Common Stocks — Hong Kong	$—	$—	$(1,892)	$—	$1,849	$	$43	$—	$	(a)

Emerging Markets Equity Fund	Balance as of 10/30/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Purchases (1)	Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2011
Investments in Securities
Common Stocks — China	$—	$—	$(3,353)	$—	$16,275	$(6,503)	$27,617	$—	$34,036
Common Stock — Malaysia	—	—	55	—	257	—	5,704	—	6,016

	$—	$—	$(3,298)	$—	$16,532	$(6,503)	$33,321	$—	$40,052

International Equity Index Fund	Balance as of 10/31/10		Realized gain (loss)	Change in unrealized appreciation (depreciation)		Net amortization (accretion)	Purchases (1)	Sales (2)	Transfers into Level 3		Transfers out of Level 3	Balance as of 10/31/11
Investment in Securities
Common Stocks — Australia	$—	(a)	$—	$—		$—	$—	$—	$—		$—	$—	(a)
Common Stocks — Japan	—		—	—	(b)	—	—	—	—	(b)	—	—	(a)
Common Stocks — United Kingdom	5		—	—		—	—	—	—		(5)	—

	$5		$—	$—	(b)	$—	$—	$—	$—	(b)	$(5)	$—	(a)

(a)	Security has a zero value.
(b)	Amount rounds to less than $1,000.
(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2011, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

FUND	VALUE
Emerging Economies Fund	$(1,892)
Emerging Markets Equity Fund	(3,298)
International Equity Index Fund	— (a)

(a)	Amount rounds to less than $1,000.

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the fund.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

The following is the value and percentage of net assets of illiquid securities as of October 31, 2011 (amounts in thousands):

	Value		Percentage
Emerging Economies Fund	$—	(a)	—%
Emerging Markets Equity Fund	40,052		1.9
International Equity Index Fund	—	(a)	—

(a)	Security has zero value.

C. Futures Contracts — The Global Equity Income Fund, Global Opportunities Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

D. Forward Foreign Currency Exchange Contracts — The Global Equity Income Fund, Global Opportunities Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

E. Summary of Derivative Information — The following tables present the value of derivatives held as of October 31, 2011, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Equity Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Forward Foreign Currency Exchange Contracts	Receivables	$5

Total		$5

Liabilities:
Forward Foreign Currency Exchange Contracts	Payables	$10

Total		$10

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

Global Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Forward Foreign Currency Exchange Contracts	Receivables	$29

Total		$29

Liabilities:
Forward Foreign Currency Exchange Contracts	Payables	$25

Total		$25

International Equity Index Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$875

Total		$875

International Opportunities Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Forward Foreign Currency Exchange Contracts	Receivables	$3,797

Total		$3,797

Liabilities:
Forward Foreign Currency Exchange Contracts	Payables	$4,140

Total		$4,140

International Value Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Forward Foreign Currency Exchange Contracts	Receivables	$—	$16,065
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	39	—

Total		$39	$16,065

Liabilities:
Forward Foreign Currency Exchange Contracts	Payables	$—	$11,422

Total		$—	$11,422

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOIs. The Statements of Assets & Liabilities only reflects the current day variation margin receivable/payable to brokers.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2011, by primary underlying risk exposure (amounts in thousands):

Global Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts		Total
Forward Foreign Currency Exchange Contracts	$—	$—	(b)	$— (b)
Equity contracts	(1)	—		(1)

Total	$(1)	$—	(b)	$(1)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Forward Foreign Currency Exchange Contracts	$(5)	$(5)

Total	$(5)	$(5)

Global Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Forward Foreign Currency Exchange Contracts	$—	$(5)	$(5)
Equity contracts	7	—	7

Total	$7	$(5)	$2

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Forward Foreign Currency Exchange Contracts	$37	$37

Total	$37	$37

International Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(87)	$(87)

Total	$(87)	$(87)

International Equity Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(2,189)	$(2,189)

Total	$(2,189)	$(2,189)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$807	$807

Total	$807	$807

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Forward Foreign Currency Exchange Contracts	$—	$6,901	$6,901
Equity contracts	(551)	—	(551)

Total	$(551)	$6,901	$6,350

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Forward Foreign Currency Exchange Contracts	$—	$(1,790)	$(1,790)
Equity contracts	6	—	6

Total	$6	$(1,790)	$(1,784)

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Forward Foreign Currency Exchange Contracts	$—	$29,863	$29,863
Equity contracts	2,245	—	2,245

Total	$2,245	$29,863	$32,108

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Forward Foreign Currency Exchange Contracts	$—	$(5,564)	$(5,564)
Equity contracts	307	—	307

Total	$307	$(5,564)	$(5,257)

Intrepid International Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(64)	$(64)

Total	$(64)	$(64)

(b)	Amount rounds to less than $1,000.

The Funds’ derivatives contracts held at October 31, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

Derivatives Volume — The table below discloses the volume of the Funds’ futures and forwards activities during the year ended October 31, 2011 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Global Equity Income Fund		Global Opportunities Fund		International Equity Fund		International Equity Index Fund	International Opportunities Fund		International Value Fund	Intrepid International Fund
Futures Contracts:
Average Notional Balance Long	$79	(a)	$192	(b)	$44,833	(c)	$11,601	$8,005	(d)	$15,890	$15,398	(e)
Ending Notional Balance Long	—		—		—		9,893	—		15,339	—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	580	(f)	1,220		—		—	152,453		471,936	—
Average Settlement Value Sold	959	(f)	1,934		—		—	121,118		389,291	—
Ending Settlement Value Purchased	480		987		—		—	188,163		636,388	—
Ending Settlement Value Sold	871		1,637		—		—	149,641		454,696	—

(a)	For the period May 1, 2011 through May 31, 2011.
(b)	For the period November 1, 2010 through August 31, 2011.
(c)	For the period December 1, 2010 through December 31, 2010.
(d)	For the period October 1, 2010 through July 31, 2011.
(e)	For the periods December 1, 2010 through December 31, 2010 and May 1, 2011 through May 31, 2011.
(f)	For the period March 1, 2011 through October 31, 2011.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Securities Lending — Each Fund may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or “the “Advisor”) in order to generate additional income. JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for the Funds pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“JPMCB Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended October 31, 2011, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

International Equity Fund	$1
International Equity Index Fund	7
International Opportunities Fund	1
International Value Fund	2

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

As of October 31, 2011, there were no securities on loan.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

International Equity Fund	$1
International Equity Index Fund	5
International Opportunities Fund	—	(a)
International Value Fund	2

(a)	Amount rounds to less than $1,000.

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the JPMCB Securities Lending Agreement, JPMCB is entitled to a fee, paid monthly in arrears equal to (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the year ended October 31, 2011 (amounts in thousands):

	Lending Agent Fees Incurred
International Equity Fund	$1
International Equity Index Fund	5
International Opportunities Fund	—	(a)
International Value Fund	2

(a)	Amount rounds to less than $1,000.

H. Offering and Organizational Costs — Total offering costs of approximately $111,000 for the Global Equity Income Fund paid in connection with the offering of shares of the Fund are amortized up to 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statements of Operations.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

J. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. The Funds are subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

M. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually, except for Global Equity Income Fund, which are declared and paid monthly and for International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributied) Net Investment Income	Net Realized Gain (Loss) on Investments
Emerging Economies Fund	$(2)	$(25)	$27
Emerging Markets Equity Fund	(232)	(776)	1,008
Global Equity Income Fund	(4)	—	4
Global Opportunities Fund	—	(17)	17
International Equity Fund	—	(431)	431
International Equity Index Fund	(13)	1,131	(1,118)
International Opportunities Fund	(15,833)	8,661	7,172
International Value Fund	(1)	28,286	(28,285)
Intrepid International Fund	—	190	(190)

The reclassifications for the Funds relate primarily to foreign currency gains or losses (Emerging Economies Fund, Emerging Markets Equity Fund, Global Equity Income Fund, Global Opportunities Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund and International Value Fund), Brazil IOF tax reclasses (Emerging Markets Equity Fund), passive foreign investment company (PFIC) gains and losses (Emerging Economies Fund, International Equity Index Fund and Intrepid International Fund), expiration of capital loss carryforwards (International Opportunities Fund) and taxable overdistributions (Global Equity Income Fund).

N. Redemption Fees — Prior to May 2, 2011, shares of the Funds held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the applicable Fund and were credited to paid in capital. Effective May 2, 2011 shares of the Funds are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

The annual fee rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Emerging Markets Equity Fund	1.00
Global Equity Income Fund	0.80
Global Opportunities Fund	0.80	*
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid International Fund	0.85

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

*	Effective November 1, 2011, the Investment Advisory fee for Global Opportunities Fund changed to 0.60%.

B. Administration Fees — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2011, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Economies Fund	0.25%	n/a	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75	n/a
Global Equity Income Fund	0.25	n/a	0.75	0.50%
Global Opportunities Fund	0.25	n/a	0.75	n/a
International Equity Fund	0.25	0.75	0.75	0.50
International Equity Index Fund	0.25	0.75	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Emerging Economies Fund	$2		$1
Emerging Markets Equity Fund	79		32
Global Equity Income Fund	—	(a)	—
Global Opportunities Fund	2		—	(a)
International Equity Fund	15		6
International Equity Index Fund	60		10
International Opportunities Fund	4		1
International Value Fund	14		6
Intrepid International Fund	1		—	(a)

(a)	Amount rounds to less than $1,000.

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	n/a	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25%	0.25	n/a	n/a	0.10%	0.25
Global Equity Income Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Global Opportunities Fund	0.25	n/a	0.25	n/a	0.05	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
International Equity Index Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations. Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2		Class R5		Class R6	Institutional Class	Select Class
Emerging Economies Fund	1.85%		n/a		2.35%		n/a		1.40%		n/a	n/a	1.60%
Emerging Markets Equity Fund	2.00		2.50%		2.50		n/a		n/a		n/a	1.45%	1.75
Global Equity Income Fund	1.25		n/a		1.75		1.50%		0.80		n/a	n/a	1.00
Global Opportunities Fund	1.45	#	n/a		1.95	#	n/a		1.00	#	n/a	n/a	1.20	#
International Equity Fund	1.31		1.81	*	1.81	*	1.56		0.86		0.81%	n/a	1.06
International Equity Index Fund	1.07	**	1.80	**	1.80	**	1.32	**	n/a		n/a	n/a	0.82	**
International Opportunities Fund	1.31		1.92		1.92		n/a		n/a		0.81	0.91	1.06
International Value Fund	1.35	***	1.85	***	1.85	***	1.60	***	n/a		0.85	0.95	1.10	***
Intrepid International Fund	1.50	****	n/a		2.00		1.75	****	n/a		n/a	1.00	1.25

*	Prior to February 28, 2011, the contractual expense limitations for International Equity Fund were 2.00% and 2.00% for Class B Shares and Class C Shares, respectively.
**	Prior to February 28, 2011, the contractual expense limitations for International Equity Index Fund were 1.18%, 1.93%, 1.93%,1.43% and 0.93% for Class A Shares, Class B Shares, Class C Shares, Class R2 Shares and Select Class Shares, respectively.
***	Prior to February 28, 2011, the contractual expense limitations for International Value Fund were 1.45%, 1.95%, 1.95%, 1.70% and 1.41% for Class A Shares, Class B Shares, Class C Shares, Class R2 Shares and Select Class Shares, respectively.
****	Prior to February 28, 2011, the contractual expense limitations for Intrepid International Fund were 1.80% and 2.05% for Class A Shares and Class R2 Shares, respectively.
#	Effective November 1, 2011, the expense caps for Class A, Class C, Class R5 and Select Class have been reduced to 1.25%, 1.75%, 0.80% and 1.00%, respectively.

The contractual expense limitation agreements were in effect for the year ended October 31, 2011. The expense limitation percentages in the table above are in place for all Funds except for Global Opportunities Fund until at least February 29, 2012. The expense limitation percentages for Global Opportunities Fund are in place until at least February 28, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the year ended October 31, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

For the year ended October 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Economies Fund	$24	$—	$2	$26	$1
Emerging Markets Equity Fund	—	—	82	82	—
Global Equity Income Fund	15	2	1	18	169
Global Opportunities Fund	40	4	2	46	165
International Equity Fund	1,399	—	25	1,424	—
International Equity Index Fund	—	36	1,260	1,296	—
International Opportunities Fund	—	—	2	2	—
International Value Fund	382	—	9	391	—
Intrepid International Fund	39	152	152	343	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Emerging Economies Fund	$3	$—	$—	$3
International Equity Fund	16	—	—	16
International Equity Index Fund	—	69	170	239
International Value Fund	26	—	—	26
Intrepid International Fund	8	11	—	19

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in the money market funds for the year ended October 31, 2011 were as follows (excluding the reimbursement disclosed in Note 2.G. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Emerging Economies Fund	$13
Emerging Markets Equity Fund	223
International Equity Fund	33
International Equity Index Fund	16
International Opportunities Fund	25
International Value Fund	86
Intrepid International Fund	8

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2011, Emerging Economies Fund, Global Equity Income Fund, Global Opportunities Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund incurred approximately $828, $2, $12, $1,724, 2,505 and $511, respectively, in brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An affiliate of JPMorgan Chase & Co. made a payment to International Equity Index Fund of approximately $30,000 relating to an operational error.

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

4. Investment Transactions

During the year ended October 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$547,444	$170,134
Emerging Markets Equity Fund	889,893	179,008
Global Equity Income Fund	4,363	1,164
Global Opportunities Fund	7,990	5,683
International Equity Fund	233,556	126,234
International Equity Index Fund	296,675	264,329
International Opportunities Fund	534,143	309,742
International Value Fund	1,913,557	1,114,046
Intrepid International Fund	249,897	161,167

During the year ended October 31, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$379,291	$7,844	$41,549	$(33,705)
Emerging Markets Equity Fund	1,935,968	316,469	89,734	226,735
Global Equity Income Fund	3,058	90	269	(179)
Global Opportunities Fund	4,619	368	481	(113)
International Equity Fund	632,151	146,841	53,707	93,134
International Equity Index Fund	468,608	189,637	41,219	148,418
International Opportunities Fund	501,074	29,415	40,180	(10,765)
International Value Fund	2,149,966	140,299	180,096	(39,797)
Intrepid International Fund	223,903	16,831	11,370	5,461

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of passive foreign investment companies (PFICs) (Emerging Economies Fund, Emerging Markets Equity Fund and International Equity Index Fund) and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Emerging Economies Fund	$374	$374
Emerging Markets Equity Fund	9,587	9,587
Global Equity Income Fund	69	69
Global Opportunities Fund	59	59
International Equity Fund	12,838	12,838
International Equity Index Fund	16,469	16,469
International Opportunities Fund	8,198	8,198
International Value Fund	52,369	52,369
Intrepid International Fund	3,055	3,055

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Emerging Economies Fund	$154	$154
Emerging Markets Equity Fund	2,928	2,928
Global Opportunities Fund	26	26
International Equity Fund	9,917	9,917
International Equity Index Fund	15,692	15,692
International Opportunities Fund	5,634	5,634
International Value Fund	42,416	42,416
Intrepid International Fund	8,001	8,001

At October 31, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$4,045	$(18,620)	$(33,700)
Emerging Markets Equity Fund	1,924	(9,614)	226,762
Global Equity Income Fund	—	(142)	(179)
Global Opportunities Fund	56	(865)	(113)
International Equity Fund	393	(18,439)	93,286
International Equity Index Fund	14,677	(54,145)	149,206
International Opportunities Fund	15,277	(68,341)	(10,980)
International Value Fund	65,088	(425,630)	(40,151)
Intrepid International Fund	3,379	(545,339)	5,488

For the Funds, the cumulative timing differences primarily consist of mark to market of passive foreign investment companies (PFICs) (Emerging Economies Fund, Emerging Markets Equity Fund, Global Opportunities Fund, International Equity Index Fund and Intrepid International Fund), wash sale loss deferrals, mark to market of forward foreign currency contracts (Global Equity Income Fund, Global Opportunities Fund, International Opportunities Fund and International Value Fund) and trustee deferred compensation (International Equity Fund).

As of October 31, 2011, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	2019	Total
Emerging Economies Fund	$—	$1,890	$—	$16,730	$18,620
Emerging Markets Equity Fund	—	9,614	—	—	9,614
Global Opportunities Fund	437	264	—	164	865
International Equity Fund	—	7,942	7,185	3,312	18,439
International Equity Index Fund	—	54,145	—	—	54,145
International Opportunities Fund	18,724	39,131	441	10,045	68,341
International Value Fund	120,318	241,545	63,767	—	425,630
Intrepid International Fund	294,229	250,971	—	139	545,339

During the year ended October 31, 2011, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Emerging Economies Fund	$—
Emerging Markets Equity Fund	737
Global Equity Income Fund	—
Global Opportunities Fund	—
International Equity Fund	—
International Equity Index Fund	9,675
International Opportunities Fund	—
International Value Fund	12,314
Intrepid International Fund	—

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

During the year ended October 31, 2011, the International Opportunities Fund had expired capital loss carryforwards of $15,833 (amount in thousands).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Net capital losses recognized by Global Equity Income Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. As of October 31, 2011, Global Equity Income Fund had net short-term capital loss carryforwards of approximately $142,000, which are available to offset future realized gains.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Emerging Markets Equity Fund, International Equity Index Fund, International Value Fund and Intrepid International Fund.

In addition, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of certain of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	20.1%	66.0%
Emerging Markets Equity Fund	n/a	12.6
International Equity Fund	n/a	41.2
International Equity Index Fund	46.8	n/a
International Opportunities Fund	n/a	58.0
Intrepid International Fund	n/a	64.6

Additionally, the Advisor owns a significant portion of the outstanding shares of the Global Equity Income Fund and the Global Opportunities Fund. Emerging Markets Equity Fund and International Value Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

As of October 31, 2011, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2011, International Equity Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund invested 24.7%, 24.0%, 20.1% and 23.7% of their respective total investments in issuers in the United Kingdom. Global Equity Income Fund and Global Opportunities Fund invested 31.4% and 25.1% of their respective total investments in issuers in the United States. International Equity Index Fund invested 22.4% of its respective total investments in issuers in the Japan.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Equity Income Fund, JPMorgan Global Opportunities Fund, JPMorgan International Equity Fund, JPMorgan International Equity Index Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Opportunities Fund (formerly JPMorgan Global Focus Fund), JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund (each a separate Fund of JPMorgan Trust I) and JPMorgan International Equity Index Fund (a separate Fund of JPMorgan Trust II) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan Global Equity Income Fund (a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period February 28, 2011 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2011

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006; from April 2005 to February 2006, Associate, J.P. Morgan Funds Management.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2011, and continued to hold your shares at the end of the reporting period, October 31, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual	$1,000.00	$804.20	$7.96	1.75%
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class C
Actual	1,000.00	802.30	10.31	2.27
Hypothetical	1,000.00	1,013.76	11.52	2.27
Class R5
Actual	1,000.00	806.50	5.92	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Select Class
Actual	1,000.00	805.60	6.83	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50

Emerging Markets Equity Fund
Class A
Actual	1,000.00	850.70	8.58	1.84
Hypothetical	1,000.00	1,015.93	9.35	1.84
Class B
Actual	1,000.00	849.00	10.91	2.34
Hypothetical	1,000.00	1,013.41	11.88	2.34
Class C
Actual	1,000.00	848.70	10.90	2.34
Hypothetical	1,000.00	1,013.41	11.88	2.34
Institutional Class
Actual	1,000.00	852.40	6.63	1.42
Hypothetical	1,000.00	1,018.05	7.22	1.42

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Select Class
Actual	$1,000.00	$851.70	$7.47	1.60%
Hypothetical	1,000.00	1,017.14	8.13	1.60

Global Equity Income Fund
Class A
Actual	1,000.00	880.20	5.97	1.26
Hypothetical	1,000.00	1,018.85	6.41	1.26
Class C
Actual	1,000.00	877.20	8.33	1.76
Hypothetical	1,000.00	1,016.33	8.94	1.76
Class R2
Actual	1,000.00	878.50	7.15	1.51
Hypothetical	1,000.00	1,017.59	7.68	1.51
Class R5
Actual	1,000.00	881.80	3.84	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81
Select Class
Actual	1,000.00	880.40	4.79	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01

Global Opportunities Fund
Class A
Actual	1,000.00	811.00	6.66	1.46
Hypothetical	1,000.00	1,017.85	7.43	1.46
Class C
Actual	1,000.00	808.70	8.94	1.96
Hypothetical	1,000.00	1,015.32	9.96	1.96
Class R5
Actual	1,000.00	813.30	4.62	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01
Select Class
Actual	1,000.00	812.60	5.53	1.21
Hypothetical	1,000.00	1,019.11	6.16	1.21

International Equity Fund
Class A
Actual	1,000.00	850.30	6.11	1.31
Hypothetical	1,000.00	1,018.60	6.67	1.31
Class B
Actual	1,000.00	848.10	8.43	1.81
Hypothetical	1,000.00	1,016.08	9.20	1.81
Class C
Actual	1,000.00	848.00	8.43	1.81
Hypothetical	1,000.00	1,016.08	9.20	1.81
Class R2
Actual	1,000.00	849.10	7.27	1.56
Hypothetical	1,000.00	1,017.34	7.93	1.56
Class R5
Actual	1,000.00	851.70	4.01	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Class R6
Actual	1,000.00	852.40	3.78	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
International Equity Fund (continued)
Select Class
Actual	$1,000.00	$851.40	$4.95	1.06%
Hypothetical	1,000.00	1,019.86	5.40	1.06

International Equity Index Fund
Class A
Actual	1,000.00	809.10	4.88	1.07
Hypothetical	1,000.00	1,019.81	5.45	1.07
Class B
Actual	1,000.00	806.20	8.01	1.76
Hypothetical	1,000.00	1,016.33	8.94	1.76
Class C
Actual	1,000.00	806.20	8.01	1.76
Hypothetical	1,000.00	1,016.33	8.94	1.76
Class R2
Actual	1,000.00	808.00	6.02	1.32
Hypothetical	1,000.00	1,018.55	6.72	1.32
Select Class
Actual	1,000.00	810.30	3.74	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82

International Opportunities Fund
Class A
Actual	1,000.00	830.50	5.91	1.28
Hypothetical	1,000.00	1,018.75	6.51	1.28
Class B
Actual	1,000.00	827.90	8.20	1.78
Hypothetical	1,000.00	1,016.23	9.05	1.78
Class C
Actual	1,000.00	828.00	8.20	1.78
Hypothetical	1,000.00	1,016.23	9.05	1.78
R6 Class
Actual	1,000.00	831.60	3.55	0.77
Hypothetical	1,000.00	1,021.32	3.92	0.77
Institutional Class
Actual	1,000.00	831.60	4.06	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Select Class
Actual	1,000.00	831.10	4.75	1.03
Hypothetical	1,000.00	1,020.01	5.24	1.03

International Value Fund
Class A
Actual	1,000.00	822.60	6.11	1.33
Hypothetical	1,000.00	1,018.50	6.77	1.33
Class B
Actual	1,000.00	820.70	8.40	1.83
Hypothetical	1,000.00	1,015.98	9.30	1.83
Class C
Actual	1,000.00	820.20	8.40	1.83
Hypothetical	1,000.00	1,015.98	9.30	1.83
Class R2
Actual	1,000.00	821.30	7.25	1.58
Hypothetical	1,000.00	1,017.24	8.03	1.58

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
International Value Fund (continued)
R6 Class
Actual	$1,000.00	$824.60	$3.82	0.83%
Hypothetical	1,000.00	1,021.02	4.23	0.83
Institutional Class
Actual	1,000.00	1,176.10	5.10	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Select Class
Actual	1,000.00	823.60	4.96	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08

Intrepid International Fund
Class A
Actual	1,000.00	821.90	6.89	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class C
Actual	1,000.00	820.10	9.18	2.00
Hypothetical	1,000.00	1,015.12	10.16	2.00
Class R2
Actual	1,000.00	821.30	8.03	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Institutional Class
Actual	1,000.00	824.20	4.60	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Select Class
Actual	1,000.00	822.90	5.74	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s ongoing compliance processes and structures. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, securities lending and other related services. The Trustees also considered that the Funds are not currently engaged in securities lending.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The

Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Equity Index Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the Senior Officer’s report in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Economies Fund, Emerging Markets Equity Fund, Global Opportunities Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis that was prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2010, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s performance was in the third, second and second quintiles for Class A shares and in the third, second and first quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Global Opportunities Fund’s performance was in the third quintile for Class A shares for each of the one- and three-year periods ended December 31, 2010, and in the second and third quintile for Select Class shares for the one- and three-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees also noted that effective November 1, 2011, the Fund would change its name, investment objective and investment strategies. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Equity Fund’s performance was in the fourth, first and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Equity Index Fund’s performance was in the fifth, fourth and third quintiles for Class A shares and in the fifth, third and third quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance, however, they requested that the Advisor provide additional Fund performance information to be reviewed with members of the money market and alternative products subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the International Opportunities Fund’s performance was in the second quintile for Class A shares for each of the one-, three-, and five-year periods ended December 31, 2010, and in the second, first and first quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Value Fund’s performance was in the first, second and first quintiles for both Class A and Select Class shares for the one-, three- and five- year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid International Fund’s performance was in the first, fourth and fourth quintiles for Class A shares for the one-, three- and five- year periods ended December 31, 2010, respectively, and in the first and third quintiles for Select Class shares for the one- and three-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance, however, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. Additionally, with regard to Global Opportunities Fund, the Trustees considered the expense caps that would become effective November 1, 2011. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Global Opportunities Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the third quintile, of their Universe Group. The Trustees noted that, effective November 1, 2011, upon the change of the Fund’s investment strategies, the contractual advisory fee for the Fund would be reduced. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Equity Fund’s net advisory fee for Class A and Select Class shares were in the first and second quintiles, respectively, and that actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Index Fund’s net advisory fee for both Class A and Select Class shares was in the fifth quintile and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Opportunities Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Value Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid International Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2011

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividend Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2011:

Dividend Received Deduction
Emerging Economies Fund	44.61%
Global Equity Income Fund	39.11
Global Opportunities Fund	42.79

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Emerging Economies Fund	$107
Emerging Markets Equity Fund	9,586
Global Equity Income Fund	69
Global Opportunities Fund	58
International Equity Fund	12,839
International Equity Index Fund	12,749
International Opportunities Fund	4,699
International Value Fund	30,236
Intrepid International Fund	3,055

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2011, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Economies Fund	$5,567	$436
Emerging Markets Equity Fund	28,693	1,833
Global Equity Income Fund	75	10
Global Opportunities Fund	89	9
International Equity Fund	19,880	1,578
International Equity Index Fund	21,095	2,497
International Opportunities Fund	12,266	1,097
International Value Fund	65,595	5,444
Intrepid International Fund	5,892	490

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December, 2011. These shareholders will receive more detailed information along with their 2011 Form 1099-DIV.

OCTOBER 31, 2011	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. October 2011.	AN-INTEQ-1011

Annual Report

J.P. Morgan Tax Aware Funds

October 31, 2011

JPMorgan Tax Aware Equity Fund

(formerly JPMorgan Tax Aware Disciplined Equity Fund)

JPMorgan Tax Aware Real Return Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 23, 2011 (Unaudited)

Dear Shareholder:

Early this year, the U.S. economy appeared to gain some momentum, and investors seemed to have greater confidence in the ability of the U.S. economy to recover from the devastating financial crisis of three years ago.

“Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer.”

By June, however, investors’ confidence quickly waned. Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer. In early August, each of the three major U.S. stock indices experienced its worst one-day performance since December 1, 2008.

Today, investors still appear to lack confidence in the ability of European governments to combat the region’s debt crisis. The continued uncertainty surrounding global economic growth has continued to dampen their appetite for risk, leading to heightened equity market volatility.

On a more positive note, however, recent economic data on auto sales, payroll employment, and manufacturing activity all appear to indicate that the U.S. has avoided a double dip recession—at least for now. That being said, as we look ahead into 2012, European debt concerns and soft economic data are likely to continue to impact our global markets.

European credit woes trigger equity downturn

Uncertainty surrounding the European debt crisis and concerns surrounding slowing economic growth helped trigger a sharp downturn in equities in the third quarter of 2011. This downturn was not enough to erase earlier gains, as the Standard & Poor’s 500 Index (“S&P 500 Index”) finished the 12-month period ended October 31, 2011 at a level of 1,253, an 8.1% increase from 12 months earlier.

Global stock indices followed a similar path, as early gains were reversed by growing anxiety over the European financial crisis and weakness in emerging market economies. As of the end of the 12-month reporting period, the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) had returned -4.1%, while the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes) had returned -7.7% for the same reporting period.

Anxiety over global crisis drives investors to safety

Weak economic growth and a worsening European debt crisis boosted the fixed income market, as investors found retreat in ultra-safe U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 5.0%, the Barclays Capital High Yield Index returned 5.2%, while the Barclays Capital Emerging Markets Index returned 3.8% for the 12-month period ended October 31, 2011.

Amid sluggish economic data and continued euro zone debt concerns, U.S. Treasury securities maturing in 10 years or more soared in price, pushing yields to historic lows. At one point, 10-year U.S. Treasury yields dipped below 2%, the lowest level since the 1940s. The yields on the benchmark 10-year U.S. Treasury dropped from 2.6% 12 months ago to 2.2% as of October 31, 2011. Yields on the 30-year U.S. Treasury also declined, falling from 4.0% to 3.2% as of the end of the 12-month period, while the two-year note was unchanged at 0.3%.

Can policy initiatives provide a measure of relief?

Over the past several months, investors have grappled with U.S. and European political gridlock as well as sovereign debt issues that have provoked fears of escalating contagion in the European debt crisis. This situation remains an ongoing source of concern, and until further efforts are made to stabilize the crisis in that region, we believe investors should expect continued market volatility—particularly in the short run.

Looking forward, however, we believe U.S. stocks may be positioned to grow in 2012, particularly given current valuations and the prospects for growth in corporate earnings. However, this growth will depend on many factors, including policy initiatives, additional monetary stimulus, as well as other efforts to promote stability. Until this occurs, the uncertain climate appears to suggest the need for a balanced investment strategy—including a focus on risk management and a diversified approach to fixed income investing.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2012 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	1

A MESSAGE FROM GARY J. MADICH, CFA

Global Chief Investment Officer for J.P. Morgan Asset Management’s Global Fixed Income Group

December 9, 2011 (Unaudited)

Flows into bond funds remain strong, although decreased from the very high levels of the past two years. Investors still seem to be drawn to the perception of bonds’ relative safety versus other investments and continue to allocate assets to fixed income securities given the uncertainty prevalent in today’s marketplace. While we believe that bonds play an essential role in any well-diversified portfolio, we would like to take this opportunity to remind you about the risks associated with bond funds and the importance of diversification.

Bond prices generally decrease as interest rates rise and increase as interest rates fall. Currently, interest rates are at very low levels and most fixed income portfolios would be negatively impacted in an environment where interest rates begin to increase, as the fixed income securities held in the portfolios would likely decrease in value. This is a broad risk that applies to most portfolios of bonds across the spectrum of the fixed income market. Bond portfolios comprised mostly of municipal bonds share this risk and also carry other risks specific to the nature of their asset class.

The ability of states and municipalities to repay their debt could be hindered by unfavorable local economic or political events.

Acknowledging the challenges facing many states and municipalities, our municipal and tax free funds have maintained their bias towards bonds with high credit quality and sectors that have historically demonstrated lower volatility.

While we certainly believe that municipal bonds are a valuable tool for many investors, the risks associated with these investments serve as a reminder about the importance of a well-diversified portfolio. We believe that a prudent way to guard against any type of risk is to proactively build a well-diversified portfolio, a portfolio that is able to withstand and benefit from a variety of future outcomes.

On behalf of the Funds’ fixed income portfolio management team,

Gary J. Madich, CFA

2	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

JPMorgan Tax Aware Equity Fund*

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)**	5.66%
S&P 500 Index	8.09%

Net Assets as of 10/31/2011 (In Thousands)	$738,592

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support U.S. stock prices during the first half of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in April 2011. This negative mood among investors worsened as the market seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in U.S. stock prices in the third quarter of 2011. Stocks rebounded in October 2011 as better-than-expected economic data caused investors to regain their appetite for risk. In the end, the S&P 500 Index (the “Benchmark”) finished the reporting period with an 8.09% gain.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Benchmark for the twelve months ended October 31, 2011. The Fund’s stock selection in the retail and network technology sectors detracted from relative performance. The Fund’s stock selection in the systems hardware and health services and system sectors contributed to the Fund’s relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Dendreon Corp., Staples, Inc. and Cisco Systems, Inc. Shares of Dendreon Corp., a biotechnology company, declined on news that sales of its prostate cancer drug Provenge would fall short of expectations. Shares of office products provider Staples, Inc. declined due to concerns that slower corporate spending would hurt the company’s sales. Shares of communications equipment provider Cisco Systems, Inc. declined after the company announced a disappointing earnings outlook for the third quarter of 2011.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Norfolk Southern Corp., Biogen Idec, Inc. and Apple, Inc. Shares of railroad operator Norfolk Southern Corp. rose after the company reported strong third-quarter revenue, boosted by its coal operations. Shares of biotechnology and drugs company Biogen Idec, Inc. increased as strong revenue from its TYSABRI® and AVONEX® products boosted the earnings, while test results for its new products continued to look promising. Shares of Apple, Inc. benefited from investor enthusiasm about the company’s product pipeline and strong sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund*

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	4.8%
2.	Microsoft Corp.	3.3
3.	Norfolk Southern Corp.	2.7
4.	Merck & Co., Inc.	2.5
5.	Wells Fargo & Co.	2.4
6.	Occidental Petroleum Corp.	2.3
7.	Exxon Mobil Corp.	2.2
8.	Pfizer, Inc.	2.1
9.	Amazon.com, Inc.	2.1
10.	Oracle Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	20.9%
Consumer Discretionary	16.7
Health Care	13.7
Energy	12.4
Financials	11.4
Industrials	8.5
Consumer Staples	7.1
Materials	3.3
Telecommunication Services	2.3
Utilities	2.2
U.S. Treasury Obligation	0.2
Short-Term Investment	1.3

*	The Fund’s name was changed from JPMorgan Tax Aware Disciplined Equity Fund to JPMorgan Tax Aware Equity Fund on December 10, 2010.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

4	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011
		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	3/22/11
Without Sales Charge		5.42%	5.22%	3.71%	0.23%	0.00%	0.17%	3.40%	3.13%	2.87%
With Sales Charge*		(0.14)	(0.33)	0.08	(0.85)	(1.08)	(0.74)	2.84	2.58	2.38
CLASS C SHARES	3/22/11
Without CDSC		5.08	4.94	3.45	0.16	(0.06)	0.12	3.36	3.11	2.84
With CDSC**		4.08	3.94	2.80	0.16	(0.06)	0.12	3.36	3.11	2.84
INSTITUTIONAL CLASS SHARES	1/30/97	5.66	5.40	3.89	0.27	0.03	0.20	3.42	3.15	2.89
SELECT CLASS SHARES	3/22/11	5.58	5.34	3.82	0.26	0.02	0.19	3.41	3.14	2.88

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (10/31/01 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class C and Select Class Shares would have been lower than shown because Class A, Class C and Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from October 31, 2001 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.91%
Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index	3.61%
Composite Benchmark**	5.64%
Barclays Capital 1-10 Year U.S. TIPS Index	7.02%

Net Assets as of 10/31/2011 (In Thousands)	$3,037,413

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

INVESTMENT APPROACH

The Fund uses zero-coupon inflation-swaps in combination with tax-exempt municipal bonds to create a synthetic portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The zero-coupon inflation-linked swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

HOW DID THE MARKET PERFORM?

Early in the reporting period, higher interest rates and a wave of negative headlines related to the challenging fiscal conditions facing many state and local municipalities placed pressure on the municipal fixed income market. In response, many investors began to withdraw assets allocated to municipal securities, which hurt the supply and demand environment and placed further pressure on the market. However, much of the headline risk related to the challenging fiscal conditions facing many state and local municipalities dissipated toward the end of the reporting period, helping lower-quality issuances outperform. In the end, the Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index increased 3.61% for the twelve months ended October 31, 2011.

Inflation, as measured by the CPI-U, increased during the reporting period. 5-year breakeven inflation rates increased during the reporting period, indicating that investors were expecting higher near-term inflation. However, 10- and 30-year breakeven inflation rates declined, indicating that investors were expecting lower inflation in the longer-term.

HOW DID THE FUND PERFORM?

The Fund changed its primary benchmark from the Barclays Capital 1-10 Year U.S. TIPS Index to the Barclays Capital Competitive Intermediate Municipal (1-17) Year Maturities Index (the “Municipal Securities Benchmark”) to better reflect the Fund’s investment strategy.

The Fund (Select Class Shares) outperformed the Municipal Securities Benchmark and underperformed the Composite Benchmark for the twelve months ended October 31, 2011.

The Fund’s fixed income investments were allocated primarily among high-quality general obligation bonds, prerefunded bonds (bonds that are secured with U.S. government securities) and essential-service revenue bonds. This quality bias contributed to the Fund’s relative performance versus the Municipal Securities Benchmark early in the reporting period when conditions in the municipal bond market deteriorated and detracted from the Fund’s relative performance versus the Municipal Securities Benchmark later in the reporting period when the municipal market recovered.

Meanwhile, the Fund’s use of zero-coupon inflation-linked swaps contributed to the Fund’s return during the reporting period. The Fund held more inflation protection on the 2 and 5 year portion of the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time) compared to the 10 and 20 year portion of the yield curve. This tactical positioning contributed to the Fund’s return during the reporting period as 2-and 5-year zero-coupon inflation-linked swaps posted a positive return and outperformed 10- and 20-year swaps during the reporting period. However, the Fund used swaps with a range of maturities and underperformed the Composite Benchmark, which is structured to reflect the performance of 5-year zero-coupon inflation-linked swaps. These swaps were among the strongest performing zero-coupon inflation-linked swaps during the reporting period.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances.

6	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve. Accordingly, the Fund can have an overweight or underweight exposure to inflation protection on different areas of the yield curve (i.e. if the Fund’s portfolio managers expect low inflation in the short-term, the Fund will have less inflation protection on the short end of the yield curve). The Fund’s portfolio managers continued to actively monitor the Fund’s inflation hedge and made tactical adjustments as appropriate, maintaining balanced exposure to inflation protection across the yield curve.

PORTFOLIO COMPOSITION****
Municipal Bonds	97.8%
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	Barclays Capital released a series of inflation swap indices that are designed to replicate the performance of investments in CPI-U swaps, the primary tool used by the Fund to synthetically create a portfolio of inflation protected municipal securities. Accordingly, during the reporting period, the Fund changed the composition of its composite benchmark from 75% of the difference between the Barclays Capital 1-10 Year U.S. TIPS Index and the Barclays Capital 1-10 Year Treasury Index added to the Barclays Capital Competitive Intermediate Municipal (1-17) Year Maturities Index to the Barclays Capital Competitive Intermediate Municipal (1-17) Year Maturities Index added to Barclays Capital Inflation Swap 5 Year Zero Coupon Index.
***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011
		1 YEAR			5 YEAR			SINCE INCEPTION
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	8/31/05
Without Sales Charge		3.80%	3.80%	3.38%	3.17%	3.17%	3.11%	3.12%	3.12%	3.06%
With Sales Charge*		(0.07)	(0.07)	0.83	2.39	2.39	2.43	2.48	2.48	2.51
CLASS C SHARES	8/31/05
Without CDSC		3.13	3.13	2.71	2.52	2.52	2.47	2.49	2.49	2.45
With CDSC**		2.13	2.13	2.06	2.52	2.52	2.47	2.49	2.49	2.45
INSTITUTIONAL CLASS SHARES	8/31/05	4.05	4.05	3.62	3.45	3.45	3.39	3.42	3.42	3.37
SELECT CLASS SHARES	8/31/05	3.91	3.91	3.48	3.30	3.30	3.24	3.27	3.27	3.22

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (8/31/05 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2005.

This graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Real Return Fund, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index, the Barclays Capital 1-10 Year U.S. TIPS Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2005 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index, the Barclays Capital 1-10 Year U.S. TIPS Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Barclays Capital 1–10 Year U.S. TIPS Index measures the performance of intermediate (1–10 Year) U.S. Treasury Inflation Protection Securities. The Fund’s primary benchmark changed from the Barclays Capital 1-10 Year U.S. TIPS Index to the Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index because the Advisor believes the new benchmark more accurately reflects the Fund’s investment strategy. The Tax Aware Real Return Composite Benchmark is determined by adding the Barclays Capital Competitive Intermediate (1-17 Year) Maturities Index and the Barclays Capital Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge. For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

8	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.1%
	Consumer Discretionary — 16.8%
	Auto Components — 1.9%
428	Johnson Controls, Inc.	14,087

	Automobiles — 0.9%
244	General Motors Co. (a)	6,304

	Hotels, Restaurants & Leisure — 2.8%
171	Carnival Corp.	6,014
61	Darden Restaurants, Inc.	2,937
222	Yum! Brands, Inc.	11,876

		20,827

	Household Durables — 0.4%
187	Lennar Corp., Class A	3,096

	Internet & Catalog Retail — 2.1%
74	Amazon.com, Inc. (a)	15,846

	Media — 4.1%
341	CBS Corp. (Non-Voting), Class B	8,796
265	Comcast Corp., Class A	6,203
429	Time Warner, Inc.	15,019

		30,018

	Multiline Retail — 0.8%
106	Target Corp.	5,807

	Specialty Retail — 2.6%
19	AutoZone, Inc. (a)	6,222
99	Home Depot, Inc.	3,555
464	Lowe’s Cos., Inc.	9,761

		19,538

	Textiles, Apparel & Luxury Goods — 1.2%
91	NIKE, Inc., Class B	8,813

	Total Consumer Discretionary	124,336

	Consumer Staples — 7.2%
	Food & Staples Retailing — 0.5%
105	CVS Caremark Corp.	3,816

	Food Products — 3.0%
147	Campbell Soup Co.	4,880
135	General Mills, Inc.	5,187
45	Kellogg Co.	2,440
274	Kraft Foods, Inc., Class A	9,650

		22,157

	Household Products — 3.2%
109	Colgate-Palmolive Co.	9,861
212	Procter & Gamble Co. (The)	13,579

		23,440

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.5%
36	Estee Lauder Cos., Inc. (The), Class A	3,590

	Total Consumer Staples	53,003

	Energy — 12.4%
	Energy Equipment & Services — 2.4%
76	Cameron International Corp. (a)	3,746
193	Schlumberger Ltd.	14,187

		17,933

	Oil, Gas & Consumable Fuels — 10.0%
91	Anadarko Petroleum Corp.	7,179
157	ConocoPhillips	10,939
39	Devon Energy Corp.	2,524
38	EOG Resources, Inc.	3,374
211	Exxon Mobil Corp.	16,472
188	Occidental Petroleum Corp.	17,436
27	Pioneer Natural Resources Co.	2,259
53	Southwestern Energy Co. (a)	2,216
162	Spectra Energy Corp.	4,651
227	Williams Cos., Inc. (The)	6,837

		73,887

	Total Energy	91,820

	Financials — 11.4%
	Capital Markets — 2.6%
64	Goldman Sachs Group, Inc. (The)	7,026
271	Invesco Ltd.	5,439
196	Morgan Stanley	3,454
180	TD Ameritrade Holding Corp.	3,020

		18,939

	Commercial Banks — 3.5%
245	Fifth Third Bancorp	2,947
185	U.S. Bancorp	4,742
700	Wells Fargo & Co.	18,149

		25,838

	Consumer Finance — 0.7%
66	American Express Co.	3,359
48	Capital One Financial Corp.	2,191

		5,550

	Diversified Financial Services — 1.3%
117	Bank of America Corp.	796
217	Citigroup, Inc.	6,845
18	IntercontinentalExchange, Inc. (a)	2,293

		9,934

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — 3.3%
97	ACE Ltd., (Switzerland)	6,997
291	MetLife, Inc.	10,217
126	Prudential Financial, Inc.	6,850

		24,064

	Total Financials	84,325

	Health Care — 13.8%
	Biotechnology — 2.1%
76	Biogen Idec, Inc. (a)	8,845
107	Celgene Corp. (a)	6,915

		15,760

	Health Care Equipment & Supplies — 1.3%
144	Covidien plc, (Ireland)	6,771
66	St. Jude Medical, Inc.	2,586

		9,357

	Health Care Providers & Services — 3.3%
197	Cardinal Health, Inc.	8,716
107	Humana, Inc.	9,080
137	UnitedHealth Group, Inc.	6,557

		24,353

	Pharmaceuticals — 7.1%
122	Abbott Laboratories	6,550
175	Johnson & Johnson	11,244
548	Merck & Co., Inc.	18,893
824	Pfizer, Inc.	15,874

		52,561

	Total Health Care	102,031

	Industrials — 8.5%
	Aerospace & Defense — 2.8%
144	Honeywell International, Inc.	7,549
172	United Technologies Corp.	13,441

		20,990

	Electrical Equipment — 0.8%
119	Emerson Electric Co.	5,703

	Industrial Conglomerates — 1.0%
160	Tyco International Ltd., (Switzerland)	7,297

	Machinery — 1.2%
200	PACCAR, Inc.	8,631

	Road & Rail — 2.7%
275	Norfolk Southern Corp.	20,365

	Total Industrials	62,986

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 21.0%
	Communications Equipment — 4.0%
580	Cisco Systems, Inc.	10,756
353	Juniper Networks, Inc. (a)	8,649
193	QUALCOMM, Inc.	9,952

		29,357

	Computers & Peripherals — 5.9%
88	Apple, Inc. (a)	35,754
234	EMC Corp. (a)	5,742
58	NetApp, Inc. (a)	2,366

		43,862

	Electronic Equipment, Instruments & Components — 0.3%
65	TE Connectivity Ltd., (Switzerland)	2,299

	Internet Software & Services — 0.5%
27	Baidu, Inc., (China), ADR (a)	3,826

	IT Services — 2.1%
120	Cognizant Technology Solutions Corp., Class A (a)	8,749
60	Global Payments, Inc.	2,736
12	MasterCard, Inc., Class A	4,172

		15,657

	Semiconductors & Semiconductor Equipment — 2.0%
131	Broadcom Corp., Class A (a)	4,720
43	Lam Research Corp. (a)	1,866
85	Novellus Systems, Inc. (a)	2,940
144	Xilinx, Inc.	4,820

		14,346

	Software — 6.2%
46	Citrix Systems, Inc. (a)	3,363
38	MICROS Systems, Inc. (a)	1,861
924	Microsoft Corp.	24,612
477	Oracle Corp.	15,646

		45,482

	Total Information Technology	154,829

	Materials — 3.3%
	Chemicals — 2.9%
324	E.I. du Pont de Nemours & Co.	15,570
76	Monsanto Co.	5,502

		21,072

	Metals & Mining — 0.4%
82	Freeport-McMoRan Copper & Gold, Inc.	3,307

	Total Materials	24,379

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 2.4%
265	AT&T, Inc.	7,753
258	Verizon Communications, Inc.	9,536

	Total Telecommunication Services	17,289

	Utilities — 2.3%
	Multi-Utilities — 2.3%
406	CenterPoint Energy, Inc.	8,456
85	Dominion Resources, Inc.	4,388
70	Sempra Energy	3,759

	Total Utilities	16,603

	Total Common Stocks (Cost $595,211)	731,601

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
1,400	U.S. Treasury Note, 0.625%, 06/30/12 (Cost $1,404)	1,405

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.3%
	Investment Company — 1.3%
9,920	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $9,920)	9,920

	Total Investments — 100.6% (Cost $606,535)	742,926
	Liabilities in Excess of Other Assets — (0.6)%	(4,334)

	NET ASSETS — 100.0%	$738,592

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Municipal Bonds — 97.8%
	Alabama — 0.3%
	Education — 0.3%
8,135	Alabama Public School & College Authority, Capital Improvement, Rev., 5.000%, 12/01/16 (m)	9,531

	Arizona — 3.9%
	Certificate of Participation/Lease — 0.0% (g)
650	Salt River Project Agricultural Improvement & Power District, COP, NATL-RE, 5.000%, 12/01/12	681

	Education — 0.0% (g)
175	Arizona State University, Rev., AMBAC, 5.000%, 07/01/19	187

	General Obligation — 0.8%
	City of Goodyear,
1,175	GO, AGM, 6.000%, 07/01/15	1,370
1,225	GO, AGM, 6.000%, 07/01/16	1,464
1,300	GO, AGM, 6.000%, 07/01/17	1,579
1,375	GO, AGM, 6.000%, 07/01/18	1,691
1,400	GO, AGM, 6.000%, 07/01/19	1,688
3,450	City of Phoenix, Various Purpose, Series A, GO, 5.000%, 07/01/17	4,061
725	Maricopa County Unified School District No. 48, Scottsdale, School Improvement, Series A, GO, NATL-RE, FGIC, 5.000%, 07/01/15 (p)	830
275	Maricopa County Unified School District No. 48, Scottsdale, Unrefunded Balance, School Improvement, Series A, GO, NATL-RE, FGIC, 5.000%, 07/01/16	308
8,130	Maricopa County Unified School District No. 69-Paradise Valley, GO, NATL-RE, FGIC, 5.200%, 07/01/16	9,319
1,500	Maricopa County Unified School District No. 97-Deer Valley, School Improvement Project 2004, Series B, GO, AGM, 5.000%, 07/01/15	1,693

		24,003

	Hospital — 0.6%
	Arizona Health Facilities Authority, Banner Health,
1,500	Series D, Rev., 5.000%, 01/01/12	1,511
5,000	Series D, Rev., 5.000%, 01/01/17	5,623
2,500	Series D, Rev., 5.000%, 01/01/23	2,665
3,215	Series D, Rev., 5.000%, 01/01/24	3,414
2,500	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 1.140%, 02/02/15	2,324

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — Continued
2,250	Scottsdale IDA, Series A, Rev., 5.000%, 09/01/14	2,400

		17,937

	Other Revenue — 1.4%
	Arizona State Transportation Board,
16,705	Series A, Rev., 5.250%, 07/01/25	18,820
17,135	Series A, Rev., 5.250%, 07/01/26	19,129
3,000	Arizona State Transportation Board, Maricopa County Regional Area Road, Rev., 5.000%, 07/01/24	3,440
	Phoenix Civic Improvement Corp., Senior Lien,
1,085	Series C, Rev., 5.000%, 07/01/22	1,278
1,000	Series C, Rev., 5.000%, 07/01/24	1,151

		43,818

	Prerefunded — 0.4%
12,040	Arizona School Facilities Board, State School Trust, Series A, Rev., AMBAC, 5.750%, 07/01/14 (p)	13,650

	Special Tax — 0.4%
9,000	Glendale Western Loop 101 Public Facilities Corp., Series A, Rev., 7.000%, 07/01/33	9,476
1,845	Scottsdale Municipal Property Corp., Rev., 5.000%, 07/01/17	2,164

		11,640

	Transportation — 0.2%
5,475	Arizona State Transportation Board, Series A, Rev., GAN, 5.000%, 07/01/14	6,055

	Utility — 0.1%
1,500	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/22	1,726

	Total Arizona	119,697

	Arkansas — 0.3%
	Special Tax — 0.2%
5,650	City of Fayetteville, Sales & Use Tax, Series A, Rev., AGM, 4.750%, 11/01/18	6,366

	Water & Sewer — 0.1%
1,815	City of Fort Smith, Water & Sewer, Rev., AGM, 5.000%, 10/01/22	2,062

	Total Arkansas	8,428

	California — 7.2%
	Education — 0.8%
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/39	2,111

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Education — Continued
	California State Public Works Board, University of California Research Project,
1,000	Series E, Rev., 5.250%, 10/01/17	1,122
2,025	Series E, Rev., 5.250%, 10/01/18	2,246
	University of California,
5,285	Series O, Rev., 5.750%, 05/15/28	6,128
5,000	Series O, Rev., 5.750%, 05/15/29	5,754
6,045	University of California Regents Medical Center, Series A, Rev., NATL-RE, 4.750%, 05/15/22	6,382

		23,743

	General Obligation — 3.5%
	Carlsbad Unified School District,
465	GO, Zero Coupon, 05/01/14	447
2,500	GO, Zero Coupon, 05/01/16	2,204
2,000	GO, Zero Coupon, 05/01/17	1,671
1,490	GO, Zero Coupon, 05/01/19	1,097
3,445	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/26	1,381
	Contra Costa Community College District,
2,115	GO, 5.000%, 08/01/21 (w)	2,513
1,000	GO, 5.000%, 08/01/22 (w)	1,167
1,000	GO, 5.000%, 08/01/24 (w)	1,136
	Evergreen Elementary School District,
3,000	Series A, GO, AGM, 6.000%, 08/01/13	3,264
1,090	Series A, GO, AGM, 6.000%, 08/01/16	1,306
	Grossmont-Cuyamaca Community College District, Capital Appreciation,
5,640	GO, AGC, Zero Coupon, 08/01/14	5,450
5,845	GO, AGC, Zero Coupon, 08/01/15	5,472
250	Los Altos School District, GO, AMBAC, 5.000%, 08/01/21	273
	Los Angeles Unified School District,
1,000	Series A-1, GO, AGM, 5.000%, 07/01/19	1,143
2,750	Series B, GO, FGIC, 4.750%, 07/01/21	2,994
5,000	Series D, GO, 5.250%, 07/01/24	5,635
6,240	Los Angeles Unified School District, Election of 2002, Series A, GO, AGM, 5.000%, 07/01/13 (p)	6,712
1,500	Placentia-Yorba Linda Unified School District, 2002 Election, Series B, GO, NATL-RE, FGIC, 5.500%, 08/01/27	1,607
	San Diego Unified School District, Election of 1998,
3,800	Series C-2, GO, AGM, 5.500%, 07/01/24	4,579
1,220	Series F-1, GO, AGM, 5.250%, 07/01/28	1,377

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
1,500	Santa Monica Community College District, Election of 2007, Series C, GO, NATL-RE, FGIC, Zero Coupon, 08/01/12	1,496
2,700	Saugus Union School District, GO, NATL-RE, FGIC, 5.250%, 08/01/20	3,162
1,000	State of California, GO, 5.000%, 08/01/16	1,130
6,060	State of California, Economic Recovery, Unrefunded Balance, Series A, GO, 5.250%, 07/01/14	6,756
	State of California, Various Purpose,
1,720	GO, 5.000%, 03/01/16	1,930
940	GO, 5.000%, 04/01/16	1,057
3,810	GO, 5.000%, 04/01/17	4,307
5,000	GO, 5.000%, 04/01/20	5,546
10,000	GO, 5.500%, 04/01/18	11,592
5,000	GO, 5.500%, 04/01/21	5,757
5,000	GO, 5.625%, 04/01/26	5,585
6,600	GO, 6.500%, 04/01/33	7,695

		107,441

	Hospital — 0.2%
	California Health Facilities Financing Authority, Providence Health & Services,
1,500	Series C, Rev., 6.250%, 10/01/24	1,741
2,000	Series C, Rev., 6.250%, 10/01/28	2,264
1,000	University of California, Unrefunded Balance, UCLA Medical Center, Series B, Rev., AMBAC, 5.500%, 05/15/20	1,035

		5,040

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
200	California Infrastructure & Economic Development Bank, Revolving Fund, Rev., 5.000%, 10/01/24	210

	Other Revenue — 0.5%
	California State University, Systemwide,
3,000	Series A, Rev., AGM, 4.750%, 11/01/22	3,112
5,140	Series A, Rev., AGM, 4.750%, 11/01/24	5,304
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.500%, 08/01/20	2,912
3,110	Simi Valley School Financing Authority, Rev., AGM, 5.000%, 08/01/21	3,524

		14,852

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — 1.7%
	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges, First Lien,
340	Series A, Rev., AGM, 5.000%, 07/01/22 (p)	419
2,315	Series A, Rev., FGIC, 5.000%, 07/01/25 (p)	2,848
13,000	Golden State Tobacco Securitization Corp., Series A-1, Rev., 6.750%, 06/01/13 (p)	14,261
	Golden State Tobacco Securitization Corp., Asset-Backed,
2,000	Series A-2, Rev., 7.900%, 06/01/13 (p)	2,229
1,350	Series A-4, Rev., 7.800%, 06/01/13 (p)	1,502
4,765	Golden State Tobacco Securitization Corp., Enhanced, Asset-Backed, Series B, Rev., AMBAC, 5.000%, 06/01/13 (p)	5,096
	State of California,
3,775	GO, 5.000%, 02/01/14 (p)	4,145
18,945	GO, 5.125%, 02/01/14 (p)	20,856
1,770	State of California, Economic Recovery, Series A, GO, 5.250%, 07/01/14 (p)	1,986

		53,342

	Utility — 0.3%
	California State Department of Water Resources, Power Supply,
850	Series A, Rev., NATL-RE, 5.250%, 05/01/12	871
2,070	Series H, Rev., AGM-CR, 5.000%, 05/01/21	2,332
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	5,039

		8,242

	Water & Sewer — 0.2%
4,750	City of Santa Rosa, Capital Appreciation, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 09/01/23	2,523
	City of Vallejo, Water Revenue,
1,690	Rev., NATL-RE, 5.000%, 05/01/18	1,724
1,370	Rev., NATL-RE, 5.000%, 05/01/21	1,352

		5,599

	Total California	218,469

	Colorado — 2.5%
	Certificate of Participation/Lease — 0.2%
5,830	Colorado Higher Education, COP, 5.500%, 11/01/27	6,253

	General Obligation — 1.6%
7,230	Arapahoe County School District No. 5 Cherry Creek, Improvement, GO, AGM, 5.000%, 12/15/13	7,920

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
	Denver City & County, Better Denver & Zoo,
730	Series A, GO, 4.000%, 08/01/12	751
460	Series A, GO, 4.000%, 08/01/14	502
	Douglas County School District No. Re-1 Douglas & Elbert Counties,
5,275	GO, 5.250%, 12/15/20	6,425
6,950	GO, 5.250%, 12/15/23	8,555
2,345	GO, 5.250%, 12/15/25	2,888
	Jefferson County School District R-1,
10,000	GO, 5.000%, 12/15/22	12,020
10,000	Series A, GO, AGM, 5.250%, 12/15/12	10,550

		49,611

	Other Revenue — 0.2%
5,000	Denver City & County, Airport, Series B, Rev., 5.500%, 11/15/13 (p)	5,506

	Prerefunded — 0.4%
2,170	Colorado Higher Education, COP, 5.500%, 11/01/18 (p)	2,657
4,250	Dawson Ridge Metropolitan District No. 1, Series A, GO, Zero Coupon, 10/01/22 (p)	3,034
5,000	Regional Transportation District, Fastracks Project, Series A, Rev., AMBAC, 5.000%, 11/01/16 (p)	5,868

		11,559

	Transportation — 0.0% (g)
1,000	Denver City & County, Airport, Series B, Rev., AMT, NATL-RE, FGIC, 5.000%, 11/15/14	1,098

	Utility — 0.1%
1,225	Platte River Power Authority, Series HH, Rev., 5.000%, 06/01/22	1,411

	Water & Sewer — 0.0% (g)
1,000	Superior Metropolitan District No. 1, Rev., AMBAC, 5.000%, 12/01/19	1,036

	Total Colorado	76,474

	Connecticut — 1.3%
	Certificate of Participation/Lease — 0.1%
3,000	State of Connecticut, Transportation Infrastructure, Special Tax, Series A, Rev., COP, AMBAC, 5.000%, 07/01/20	3,338

	Education — 0.0% (g)
1,000	Connecticut State Health & Educational Facility Authority, Quinnipiac University, Series I, Rev., NATL-RE, 5.000%, 07/01/26	1,049

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — 1.0%
	City of Greenwich,
325	GO, 4.000%, 06/01/22	355
200	GO, 5.000%, 06/01/20	235
	City of Hartford,
1,025	GO, AGC, 5.000%, 11/15/14	1,152
1,325	GO, AGC, 5.000%, 11/15/15	1,523
250	GO, AGC, 5.000%, 11/15/16	293
270	GO, AGC, 5.000%, 11/15/17	319
595	GO, AGC, 5.000%, 11/15/18	708
	State of Connecticut,
3,000	GO, 5.000%, 03/15/14	3,305
3,500	Series B, GO, AMBAC, 5.250%, 06/01/19	4,267
4,980	Series B, GO, AMBAC, 5.250%, 06/01/20	6,097
10,235	Series B, GO, NATL-RE, 5.000%, 06/01/14	11,360
650	Town of Trumbull, GO, 5.000%, 09/15/15	746

		30,360

	Transportation — 0.1%
1,000	State of Connecticut, Transportation Infrastructure, Special Tax, Series A, Rev., 4.000%, 12/01/15	1,115

	Water & Sewer — 0.1%
	South Central Regional Water Authority, Water System Revenue,
250	Series A, Rev., NATL-RE, 5.250%, 08/01/19	298
1,290	Series A, Rev., NATL-RE, 5.250%, 08/01/20	1,540
2,000	State of Connecticut, Revolving Fund, Series A, Rev., 5.000%, 06/01/13	2,145

		3,983

	Total Connecticut	39,845

	Delaware — 0.3%
	General Obligation — 0.0% (g)
1,000	State of Delaware, Series C, GO, 5.000%, 03/01/21	1,226

	Other Revenue — 0.2%
	University of Delaware,
1,000	Series B, Rev., 5.000%, 11/01/15	1,156
1,000	Series B, Rev., 5.000%, 11/01/18	1,210
1,000	Series B, Rev., 5.000%, 11/01/21	1,184
	Wilmington Parking Authority,
1,500	Rev., AGM, 5.250%, 09/15/14	1,670
500	Rev., AGM, 5.250%, 09/15/15	569

		5,789

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — 0.1%
1,675	Delaware Transportation Authority, Motor Fuel Tax Revenue, Unrefunded Balance, Series B, Rev., AMBAC, 5.000%, 07/01/13	1,726

	Total Delaware	8,741

	District of Columbia — 0.6%
	Other Revenue — 0.6%
	District of Columbia, Income Tax,
3,395	Series A, Rev., 5.000%, 12/01/17	4,025
5,000	Series A, Rev., 5.000%, 12/01/18	5,970
6,000	Series A, Rev., 5.000%, 12/01/19	7,185
2,000	Series A, Rev., 5.000%, 12/01/20	2,395

	Total District of Columbia	19,575

	Florida — 4.5%
	Certificate of Participation/Lease — 0.4%
	Miami-Dade County, School Board,
2,500	Series A, COP, NATL-RE, FGIC, 5.000%, 05/01/18	2,721
3,405	Series D, COP, AGM-CR, FGIC, 5.000%, 08/01/21	3,495
3,955	Palm Beach County, School Board, Series D, COP, AGM, 5.250%, 08/01/13	4,072
3,000	Tampa Sports Authority, Sales Tax Payments Stadium Project, Rev., COP, AGM, 5.000%, 01/01/23	3,212

		13,500

	General Obligation — 2.0%
	Florida State Board of Education, Public Education, Capital Outlay,
5,090	Series A, GO, 5.000%, 06/01/24	5,847
15,000	Series B, GO, 4.750%, 06/01/21	16,240
32,375	Series D, GO, 5.000%, 06/01/25 (w)	36,858
135	State of Florida, Department of Transportation, Right of Way, Series A, GO, 5.000%, 07/01/14	150

		59,095

	Other Revenue — 0.4%
	City of Port St. Lucie, Utilities Systems,
1,800	Rev., AGC, 5.000%, 09/01/15	2,024
2,355	Rev., AGC, 5.000%, 09/01/18	2,720
1,070	Rev., AGC, 5.000%, 09/01/20	1,196
3,405	Florida State Department of General Services, Facilities Pool, Series A, Rev., AMBAC, 5.000%, 09/01/14	3,748

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
2,500	Tampa Bay Water Florida Utility System Revenue, Regional Water Supply Authority, Rev., NATL-RE, FGIC, 5.250%, 10/01/16	2,939

		12,627

	Prerefunded — 0.4%
4,900	City of Gainesville, Utilities System, Series A, Rev., AGM, 5.000%, 10/01/15 (p)	5,658
5,000	Highlands County Health Facilities Authority, Adventist Sunbelt, Series A, Rev., 6.000%, 11/15/11 (p)	5,061

		10,719

	Special Tax — 0.5%
	Florida State Department of Environmental Protection, Florida Forever,
10,200	Series A, Rev., NATL-RE, 5.375%, 07/01/12	10,650
5,000	Series C, Rev., AMBAC, 5.000%, 07/01/17	5,322

		15,972

	Utility — 0.0% (g)
110	Lee County, Capital Improvement & Transition, Rev., AMBAC, 5.000%, 10/01/19	117

	Water & Sewer — 0.8%
	Miami-Dade County, Water & Sewer Systems,
6,000	Series B, Rev., AGM, 5.000%, 10/01/14	6,667
15,180	Series B, Rev., AGM, 5.000%, 10/01/15	17,234

		23,901

	Total Florida	135,931

	Georgia — 5.6%
	Education — 0.1%
1,050	Private Colleges & Universities Authority, Emory University, Series B, Rev., 5.000%, 09/01/19	1,255

	General Obligation — 3.4%
1,660	City of Marietta, School, Series A, GO, 5.000%, 02/01/16	1,916
5,000	Douglas County School District, GO, AGM, 5.000%, 04/01/26	5,492
1,025	Fulton County School District, GO, 6.375%, 05/01/12	1,056
	Henry County School District,
1,000	GO, 4.000%, 08/01/14	1,086
3,090	GO, 5.000%, 08/01/20	3,678
	State of Georgia,
5,030	Series A, GO, 5.000%, 09/01/12	5,229
3,425	Series A, GO, 5.000%, 09/01/15 (p)	3,952
3,140	Series B, GO, 5.000%, 07/01/19	3,819

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
3,300	Series B, GO, 5.000%, 07/01/20	4,025
1,000	Series B, GO, 5.750%, 08/01/17	1,233
14,960	Series C, GO, 5.000%, 07/01/17	17,821
1,120	Series C, GO, 5.500%, 07/01/12	1,159
10,000	Series C, GO, 5.500%, 07/01/15	11,236
3,935	Series E, GO, 5.000%, 08/01/16	4,619
14,790	Series F, GO, 5.000%, 12/01/19	18,076
16,535	Series G, GO, 5.000%, 11/01/13	18,043

		102,440

	Other Revenue — 0.4%
6,000	City of Atlanta, Airport, Series A, Rev., 5.000%, 01/01/21	6,837
5,000	Fulton County, Water & Sewer, Rev., 5.000%, 01/01/23	5,714

		12,551

	Prerefunded — 0.2%
6,440	Gwinnett County Development Authority, Public Schools Project, COP, NATL-RE, 5.250%, 01/01/14 (p)	7,079

	Special Tax — 0.4%
10,000	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds, Series A, Rev., AGM, 5.000%, 06/01/18	11,757

	Transportation — 0.5%
	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds,
7,375	Rev., NATL-RE, 5.000%, 06/01/17	8,450
2,000	Rev., NATL-RE, 5.000%, 06/01/18	2,266
5,000	Series A, Rev., 5.000%, 06/01/15	5,646

		16,362

	Utility — 0.2%
5,700	Municipal Electric Authority of Georgia, Series B, Rev., 6.250%, 01/01/17	6,778

	Water & Sewer — 0.4%
6,895	Cobb County, Water & Sewer, Rev., 5.000%, 07/01/22	8,080
3,335	Gwinnett County Water & Sewerage Authority, Rev., 5.000%, 08/01/19	3,968

		12,048

	Total Georgia	170,270

	Hawaii — 1.8%
	General Obligation — 1.2%
	State of Hawaii,
5,515	Series CY, GO, AGM, 5.750%, 02/01/14	6,136

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
2,750	Series D, GO, 5.000%, 06/01/16 (p)	3,220
10,000	Series DD, GO, NATL-RE, 5.250%, 05/01/22	10,881
7,500	Series DQ, GO, 5.000%, 06/01/15	8,554
7,250	Series DR, GO, 5.000%, 06/01/16	8,435

		37,226

	Transportation — 0.2%
	State of Hawaii,
1,500	Rev., 5.000%, 01/01/15	1,687
2,575	Rev., 5.000%, 01/01/19	3,045

		4,732

	Water & Sewer — 0.4%
	City & County of Honolulu, Second
	Bond Resolution,
3,740	Series A, Rev., AGM, 5.000%, 07/01/23	4,154
2,740	Series A, Rev., AGM, 5.000%, 07/01/24	3,015
4,915	Series A, Rev., AGM, 5.000%, 07/01/25	5,371

		12,540

	Total Hawaii	54,498

	Idaho — 0.6%
	General Obligation — 0.0% (g)
1,000	Ada & Canyon Counties Joint School District No. 2 Meridian, GO, 5.000%, 07/30/17 (m)	1,206

	Hospital — 0.3%
8,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.000%, 12/01/23	9,185

	Other Revenue — 0.3%
6,885	Idaho State Building Authority, Capitol Project, Rev., NATL-RE, FGIC, 5.000%, 09/01/14	7,635

	Total Idaho	18,026

	Illinois — 1.5%
	General Obligation — 0.2%
140	Du Page & Will Counties Community School District No. 204 Indian Prairie, School Building, Series F, GO, AGM-CR, FGIC, 6.250%, 12/30/21	175
3,970	State of Illinois, Series A, GO, AGM, 5.000%, 06/01/14	4,317
815	Will County High School District No. 204-Joliet, Series B, GO, NATL-RE, 5.000%, 01/01/13	852

		5,344

	Hospital — 0.1%
2,620	Illinois Health Facilities Authority, Advocate Health Care Network, Series A, Rev., VAR, 4.375%, 07/01/14	2,813

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.4%
	Railsplitter Tobacco Settlement Authority,
6,000	Rev., 5.000%, 06/01/19	6,409
7,000	Rev., 5.250%, 06/01/20	7,489

		13,898

	Prerefunded — 0.2%
3,200	Chicago Housing Authority, Rev., 5.375%, 07/01/12 (p)	3,309
2,000	City of Chicago, Lakefront Millenium Parking Facility, GO, NATL-RE, 5.700%, 01/01/12 (p)	2,058

		5,367

	Special Tax — 0.1%
3,000	City of Chicago, Sales Tax, Rev., AGM, 5.000%, 01/01/18	3,285

	Transportation — 0.5%
5,000	Chicago O’Hare International Airport, Third Lien, Series A, Rev., AGC-ICC, AMBAC, 5.000%, 01/01/22	5,282
2,500	Chicago Transit Authority, Federal Transit Administration, Section 5307, Rev., AMBAC, 5.000%, 06/01/18	2,686
5,000	Illinois State Toll Highway Authority, Series A, Rev., AGM, 5.500%, 01/01/15	5,549
750	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.000%, 07/01/24	916

		14,433

	Water & Sewer — 0.0% (g)
1,125	City of Chicago, Wastewater Transmission, Series A, Rev., BHAC, 5.250%, 01/01/30	1,191

	Total Illinois	46,331

	Indiana — 1.7%
	Certificate of Participation/Lease — 0.2%
1,000	Hamilton Heights School Corp., First Mortgage, Rev., COP, AGM, 5.000%, 01/15/13	1,053
5,205	Indianapolis Local Public Improvement Bond Bank, Series E, Rev., COP, AMBAC, 5.000%, 01/01/15	5,799

		6,852

	Education — 0.3%
3,570	Purdue University, Student Facilities Systems, Series A, Rev., 5.250%, 07/01/20	4,324
2,920	Southwest Allen Multi School Building Corp., First Mortgage, Series A, Rev., NATL-RE, 5.000%, 07/15/13 (p)	3,148

		7,472

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 0.7%
2,125	Center Grove 2000 Building Corp., First Mortgage, Rev., NATL-RE, FGIC, 5.250%, 07/10/24	2,261
160	Indiana Bond Bank, Special Program, Series D, Rev., AGM, 5.000%, 08/01/19	176
9,870	Indiana Finance Authority, Revolving Fund, Series A, Rev., 5.000%, 02/01/26	11,245
1,700	Indianapolis Local Public Improvement Bond Bank, Series B, Rev., 5.000%, 02/01/15	1,898
1,750	Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project, Series F, Rev., AGM, 5.000%, 01/01/22	1,996
	South Bend Community School Corp., First Mortgage,
1,350	Rev., AGM, 5.000%, 07/05/14	1,497
855	Rev., AGM, 5.000%, 01/05/16	979
1,030	Rev., AGM, 5.000%, 07/05/17	1,200

		21,252

	Prerefunded — 0.5%
3,750	Indiana Transportation Finance Authority, Series A, Rev., FGIC, 5.250%, 06/01/14 (p)	4,187
10,000	Wayne Township School Building Corp., Series B, Rev., FGIC, 5.250%, 01/15/14 (p)	11,000

		15,187

	Total Indiana	50,763

	Iowa — 0.1%
	General Obligation — 0.1%
	City of Des Moines, Capital Loan Notes,
3,150	Series C, GO, 5.000%, 06/01/14	3,498
1,070	Series C, GO, 5.000%, 06/01/15	1,222

	Total Iowa	4,720

	Kansas — 2.2%
	Industrial Development Revenue/Pollution Control Revenue — 0.5%
	Kansas Development Finance Authority, Commerce Impact,
5,815	Rev., 5.000%, 06/01/16	6,717
6,105	Rev., 5.000%, 06/01/17	7,129

		13,846

	Other Revenue — 0.7%
1,745	Kansas Development Finance Authority, Kansas Transitional Revolving Fund, Rev., 5.000%, 10/01/16	1,979
	Kansas State Department of Transportation,
5,000	Series A, Rev., 5.000%, 09/01/13	5,414

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
7,000	Series A, Rev., 5.000%, 09/01/16	8,207
4,800	Series A, Rev., 5.000%, 09/01/18	5,793

		21,393

	Prerefunded — 0.9%
21,045	City of Olathe & County of Labette, Capital Accumulator, Series A, Rev., Zero Coupon, 02/01/16 (p)	19,720
9,015	Reno Sedgwick Finney Counties, Capital Accumulator, Rev., NATL-RE, Zero Coupon, 04/01/16 (p)	8,415

		28,135

	Utility — 0.1%
3,755	Wyandotte County-Kansas City Unified Government, Rev., AMBAC, 5.650%, 09/01/15	4,352

	Total Kansas	67,726

	Kentucky — 1.6%
	Certificate of Participation/Lease — 0.2%
4,050	Kentucky Turnpike Authority, Revitalization Project, Series A, Rev., COP, AMBAC, 5.500%, 07/01/12	4,189

	Other Revenue — 1.1%
	Kentucky State Property & Buildings Commission, Project No. 89,
6,145	Rev., AGM, 5.000%, 11/01/22	6,774
1,000	Rev., AGM, 5.000%, 11/01/24	1,086
5,185	Kentucky Turnpike Authority, Revitalization, Series A, Rev., 5.000%, 07/01/28	5,693
	Louisville & Jefferson County Metro Government Board of Water Works,
13,225	Series A, Rev., 5.000%, 11/15/14	14,921
3,955	Series A, Rev., 5.000%, 11/15/18	4,800

		33,274

	Prerefunded — 0.3%
	Kentucky State Property & Buildings Commission, Project No. 79,
5,000	Rev., NATL-RE, 5.000%, 10/01/13 (p)	5,430
4,030	Rev., NATL-RE, 5.125%, 10/01/13 (p)	4,387

		9,817

	Total Kentucky	47,280

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Louisiana — 0.4%
	Other Revenue — 0.2%
5,000	State of Louisiana, Gas & Fuel Tax Revenue, Second Lien, Series A, Rev., VAR, 0.890%, 06/01/13	5,008

	Prerefunded — 0.2%
4,375	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/19 (p)	3,496
3,270	Louisiana Public Facilities Authority, CR, Multi-Family Housing, Series A, Rev., Zero Coupon, 02/01/20 (p)	2,598

		6,094

	Total Louisiana	11,102

	Maryland — 3.7%
	Education — 0.4%
	University System of Maryland, Tuition,
2,135	Series A, Rev., 5.000%, 04/01/16	2,484
4,340	Series A, Rev., 5.000%, 04/01/17	5,124
4,560	Series A, Rev., 5.000%, 04/01/18	5,436

		13,044

	General Obligation — 2.2%
	Hardford County, Public Improvement,
5,500	GO, 5.000%, 07/01/15	6,318
4,060	GO, 5.000%, 12/01/15	4,720
2,665	Maryland National Capital Park & Planning Commission, Park Acquisition & Development, Series EE-2, GO, 5.000%, 01/15/14	2,924
5,000	Montgomery County, Public Improvement, Series A, GO, 5.000%, 05/01/17	5,946
6,635	State of Maryland, Capital Improvement, Series A, GO, 5.250%, 02/15/14	7,339
20,000	State of Maryland, State & Local Facilities, Series C, GO, 5.000%, 11/01/18	24,306
	State of Maryland, State & Local Facilities Loan, Second Series,
6,700	GO, 5.000%, 08/01/13 (p)	7,236
8,000	GO, 5.000%, 08/01/15	9,203

		67,992

	Other Revenue — 0.4%
	Baltimore Board of School Commissioners,
4,625	Rev., 5.000%, 05/01/15	5,264
4,725	Rev., 5.000%, 05/01/17	5,569
1,490	Maryland Water Quality Financing Administration Revolving Loan Fund, Rev., 5.000%, 03/01/14	1,636

		12,469

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.0% (g)
1,000	Maryland State Economic Development Corp., University of Maryland College Park Project, Rev., 6.000%, 06/01/13 (p)	1,088

	Transportation — 0.6%
	Maryland State Department of Transportation,
4,000	Rev., 4.000%, 03/01/18	4,457
9,880	Rev., 5.250%, 12/15/17	11,954

		16,411

	Water & Sewer — 0.1%
1,150	State of Maryland, State & Local Facilities Loan, Capital Improvement, Series A, GO, 5.500%, 08/01/13	1,252

	Total Maryland	112,256

	Massachusetts — 3.6%
	Certificate of Participation/Lease — 0.4%
10,000	Massachusetts Bay Transportation Authority, Series A, Rev., COP, 5.250%, 07/01/27	12,137

	Education — 0.4%
10,000	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series A, Rev., 5.000%, 07/01/14	11,154

	General Obligation — 1.0%
9,000	Commonwealth of Massachusetts, Series A, GO, 5.250%, 08/01/19	10,941
	Commonwealth of Massachusetts, Consolidated Lien,
4,100	Series C, GO, NATL-RE, FGIC, 5.500%, 11/01/13	4,506
10,000	Series C, GO, NATL-RE, FGIC, 5.500%, 11/01/14	11,376
2,455	Series D, GO, 5.250%, 10/01/13 (p)	2,669

		29,492

	Other Revenue — 0.1%
	Boston Housing Authority,
1,790	Rev., AGM, 5.000%, 04/01/15	1,958
1,770	Rev., AGM, 5.000%, 04/01/17	1,966

		3,924

	Prerefunded — 1.6%
200	Commonwealth of Massachusetts, Series C, GO, AGM, 5.500%, 12/01/22 (p)	251
	Commonwealth of Massachusetts, Consolidated Lien,
5,000	Series C, GO, NATL-RE-IBC, 5.500%, 11/01/16 (p)	6,026
5,000	Series E, GO, AMBAC, 5.000%, 11/01/16 (p)	5,905

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — Continued
	Commonwealth of Massachusetts, Special Obligation,
14,900	Rev., FGIC, 5.000%, 01/01/14 (p)	16,241
4,160	Rev., FGIC, 5.250%, 01/01/14 (p)	4,557
2,500	Commonwealth of Massachusetts, Water Pollution Abatement, Rev., 5.000%, 08/01/14 (p)	2,793
11,695	Massachusetts Bay Transportation Authority, Series A, Rev., 5.000%, 07/01/14 (p)	13,028

		48,801

	Special Tax — 0.1%
3,840	Massachusetts School Building Authority, Series A, Rev., AGM, 5.000%, 08/15/22	4,252

	Total Massachusetts	109,760

	Michigan — 1.7%
	Education — 0.3%
	University of Michigan,
3,535	Series A, Rev., 5.000%, 04/01/15	4,007
4,170	Series A, Rev., 5.000%, 04/01/21	4,850

		8,857

	General Obligation — 0.2%
1,000	Brandon School District, School Building & Site, GO, AGM, Q-SBLF, 5.000%, 05/01/17	1,115
2,000	Huron Valley School District, GO, Q-SBLF, 5.000%, 05/01/24	2,193
3,000	State of Michigan, GO, 5.500%, 12/01/13	3,281

		6,589

	Hospital — 0.1%
3,000	Kent Hospital Finance Authority, Spectrum Health, Series A, Rev., VAR, 5.000%, 01/15/12	3,028

	Other Revenue — 0.4%
10,000	City of Grand Rapids, Sewer System, Series A, Rev., BHAC-CR, AGM-CR, FGIC, 5.500%, 01/01/22	12,108
1,400	State of Michigan, Trunk Line Fund, Series B, Rev., AGM, 5.000%, 09/01/16	1,566

		13,674

	Prerefunded — 0.5%
8,000	Detroit City School District, School Building & Site Improvement, Series A, GO, FGIC, Q-SBLF, 5.000%, 05/01/13 (p)	8,540
5,000	State of Michigan, Environmental Program, Series A, GO, 5.250%, 05/01/13 (p)	5,362

		13,902

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.2%
540	City of Detroit, Sewer Systems, Senior Lien, Series C, Rev., NATL-RE, FGIC, 5.250%, 07/01/16	592
250	City of Detroit, Water Supply System, Second Lien, Series A, Rev., NATL-RE, 5.250%, 07/01/23	256
5,900	City of Detroit, Water Supply System, Senior Lien, Series B, Rev., NATL-RE, 5.000%, 07/01/13	6,184

		7,032

	Total Michigan	53,082

	Minnesota — 2.1%
	General Obligation — 1.8%
2,915	City of Minneapolis, Convention Center, Series B, GO, 5.000%, 04/01/12	2,974
	State of Minnesota,
5,000	GO, 5.000%, 08/01/16	5,856
4,900	GO, 5.000%, 11/01/19	5,685
9,530	GO, 5.250%, 11/01/12 (p)	10,000
10,000	GO, AGM, 5.000%, 08/01/13 (p)	10,794
6,760	Series C, GO, 5.000%, 08/01/16	7,917
8,275	State of Minnesota, Various Purpose, Series F, GO, 5.000%, 08/01/20	10,066

		53,292

	Other Revenue — 0.3%
8,650	Minnesota Public Facilities Authority, Series B, Rev., 5.000%, 03/01/13	9,179

	Total Minnesota	62,471

	Mississippi — 0.7%
	General Obligation — 0.2%
5,760	State of Mississippi, Series A, GO, 5.000%, 10/01/14	6,464

	Prerefunded — 0.5%
15,750	Mississippi Housing Finance Corp., Capital Appreciation, Rev., Zero Coupon, 09/15/16 (p)	14,577

	Total Mississippi	21,041

	Missouri — 4.4%
	General Obligation — 0.1%
1,000	Cass County Reorganized School District No. R-2, GO, 5.000%, 03/01/20	1,120
2,260	Missouri Highway & Transportation Commission, Federal Reimbursement, Series A, G0, 5.000%, 05/01/17	2,663

		3,783

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 2.6%
	Kansas City Industrial Development Authority, Downtown Redevelopment District,
3,440	Series A, Rev., 5.000%, 09/01/19	3,894
7,640	Series A, Rev., 5.000%, 09/01/20	8,582
8,120	Series A, Rev., 5.000%, 09/01/21	9,049
14,000	Missouri State Board of Public Buildings, Series A, Rev., 5.000%, 10/15/15	15,070
	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds,
10,805	Series A, Rev., 5.000%, 01/01/19	13,063
20,915	Series A, Rev., 5.000%, 01/01/21	25,132
2,355	Series B, Rev., 5.000%, 07/01/25	2,736

		77,526

	Prerefunded — 0.1%
1,575	Hazelwood School District, GO, 5.250%, 03/01/13 (p)	1,677

	Transportation — 1.6%
	Missouri Highway & Transportation
	Commission, Federal Reimbursement,
3,730	Series A, Rev., 5.000%, 05/01/16	4,335
4,060	Series A, Rev., 5.000%, 05/01/20	4,753
2,500	Missouri State Highways & Transit Commission, Series A, Rev., 5.000%, 02/01/12 (p)	2,530
	Missouri State Highways & Transit Commission, First Lien,
3,000	Series A, Rev., 5.000%, 05/01/13	3,207
7,000	Series A, Rev., 5.000%, 05/01/17	8,101
6,000	Series B, Rev., 5.000%, 05/01/22	6,810
5,000	Missouri State Highways & Transit Commission, Second Lien, Rev., 5.000%, 05/01/16	5,833
	Missouri State Highways & Transit Commission, Senior Lien,
5,000	Rev., 5.000%, 02/01/16	5,804
7,000	Rev., 5.000%, 02/01/21	8,055

		49,428

	Total Missouri	132,414

	Nebraska — 0.6%
	Education — 0.3%
	University of Nebraska Facilities Corp., Deferred Maintenance,
3,625	Rev., AMBAC, 5.000%, 07/15/18	4,149
3,715	Rev., AMBAC, 5.000%, 07/15/19	4,241

		8,390

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utility — 0.3%
7,000	City of Lincoln, Electrical Systems, Rev., 5.000%, 09/01/12	7,274
	Nebraska Public Power District,
250	Series B, Rev., AGM, 5.000%, 01/01/17	289
600	Series B, Rev., AGM, 5.000%, 01/01/18	696
2,500	Series C, Rev., NATL-RE, FGIC, 5.000%, 01/01/17	2,805

		11,064

	Total Nebraska	19,454

	Nevada — 1.4%
	Education — 0.4%
	Nevada System of Higher Education,
5,785	Series B, Rev., AMBAC, 5.000%, 07/01/21	6,176
6,075	Series B, Rev., AMBAC, 5.000%, 07/01/22	6,448

		12,624

	General Obligation — 0.2%
5,000	State of Nevada, Projects R9-A-R13-F, Series F, GO, AGM, 5.000%, 12/01/24	5,358

	Prerefunded — 0.6%
3,795	Clark County School District, Series C, GO, AGM, 5.000%, 12/15/15 (p)	4,413
12,140	Clark County School District, Building, Series D, GO, NATL-RE, 5.000%, 12/15/14 (p)	13,732

		18,145

	Water & Sewer — 0.2%
5,000	Truckee Meadows Water Authority, Rev., AGM, 5.000%, 07/01/16	5,715

	Total Nevada	41,842

	New Hampshire — 0.2%
	Industrial Development Revenue/Pollution Control Revenue — 0.2%
	New Hampshire Municipal Bond Bank,
1,025	Series E, Rev., 5.000%, 01/15/23	1,155
1,035	Series E, Rev., 5.000%, 01/15/24	1,157
1,195	Series E, Rev., 5.000%, 01/15/26	1,325
1,250	Series E, Rev., 5.000%, 01/15/27	1,365

	Total New Hampshire	5,002

	New Jersey — 2.2%
	Education — 0.3%
7,500	New Jersey Higher Education Assistance Authority, Series A, Rev., 5.000%, 06/01/15	8,130

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — 0.4%
850	North Brunswick Township Board of Education, GO, 5.000%, 07/15/22	1,001
2,500	State of New Jersey, GO, 5.250%, 08/01/20	2,999
1,995	Sussex County Municipal Utilities Authority, Capital Appreciation, Series B, GO, AGM, Zero Coupon, 12/01/20	1,462
665	Township of Franklin, Somerset County, GO, 4.000%, 05/01/16	737
	Township of Woodbridge,
1,000	GO, 4.000%, 07/15/15	1,086
1,720	GO, 4.000%, 07/15/16	1,876
1,100	GO, 5.000%, 07/15/22	1,252
1,200	GO, 5.000%, 07/15/23	1,352

		11,765

	Industrial Development Revenue/Pollution Control Revenue — 0.5%
5,000	New Jersey EDA, Cigarette Tax, Rev., AGC-ICC, 5.375%, 06/15/14	5,253
7,570	New Jersey Environmental Infrastructure Trust, Series A, Rev., 5.000%, 09/01/16	8,633

		13,886

	Other Revenue — 0.2%
6,000	Garden State Preservation Trust, 2005, Series A, Rev., AGM, 5.800%, 11/01/17	7,059

	Prerefunded — 0.6%
	Garden State Preservation Trust,
2,670	Series A, Rev., AGM, 5.250%, 11/01/13 (p)	2,922
	New Jersey Transportation Trust Fund Authority, Transportation System,
5,000	Series C, Rev., AGM-CR, 5.500%, 06/15/13 (p)	5,412
1,500	Series D, Rev., 5.000%, 06/15/14 (p)	1,668
8,120	Tobacco Settlement Financing Corp., Rev., 6.750%, 06/01/13 (p)	8,934

		18,936

	Transportation — 0.2%
5,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., AMBAC, 5.250%, 12/15/22	5,708

	Total New Jersey	65,484

	New Mexico — 1.2%
	Other Revenue — 0.6%
	New Mexico Finance Authority, Senior Lien,
1,625	Series B, Rev., 5.000%, 06/01/22	1,833
1,690	Series B, Rev., 5.000%, 06/01/23	1,895
1,820	Series B, Rev., 5.000%, 06/01/25	2,012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
1,965	Series B, Rev., 5.000%, 06/01/27	2,139
	New Mexico Finance Authority, State Transportation, Sub Lien,
1,195	Series A-2, Rev., 4.000%, 12/15/18	1,345
3,000	Series A-2, Rev., 5.000%, 12/15/19	3,572
2,245	Series A-2, Rev., 5.000%, 12/15/20	2,669
1,385	Series A-2, Rev., 5.000%, 12/15/21	1,629

		17,094

	Special Tax — 0.6%
7,000	New Mexico Finance Authority, Senior Lien, Series A, Rev., NATL- RE, 5.250%, 06/15/16	7,783
10,735	State of New Mexico, Series A-1, Rev., 4.000%, 07/01/14	11,325

		19,108

	Total New Mexico	36,202

	New York — 10.7%
	Certificate of Participation/Lease — 0.6%
15,000	New York State Urban Development Corp., Service Contract, Series B, Rev., COP, 5.250%, 01/01/25	16,399

	Education — 1.9%
3,000	Erie County Industrial Development Agency, City of Buffalo School District Project, Series A, Rev., AGM, 5.750%, 05/01/21	3,449
6,750	New York City Transitional Finance Authority, Building Aid Revenue, Series S-2, Rev., NATL-RE, FGIC, 5.000%, 01/15/22	7,442
5,340	New York State Dormitory Authority, Columbia University, Series B, Rev., 5.000%, 07/01/15	6,128
	New York State Dormitory Authority, Education,
10,000	Series A, Rev., 5.000%, 03/15/21	11,479
4,000	Series A, Rev., 5.000%, 03/15/23	4,526
8,000	Series C, Rev., 5.000%, 03/15/14	8,785
6,500	Series C, Rev., 5.000%, 12/15/21	7,239
	New York State Dormitory Authority, School Districts, Building Finance Program,
400	Series A, Rev., NATL-RE, 5.000%, 10/01/13	430
510	Series A, Rev., NATL-RE, 5.000%, 10/01/14	564
675	Series A, Rev., NATL-RE, 5.000%, 10/01/15	762
1,360	Series A, Rev., NATL-RE, 5.000%, 10/01/18	1,532
4,395	New York State Dormitory Authority, University Dormitory Facilities, Series A, Rev., 5.000%, 07/01/22	4,904

		57,240

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — 0.3%
	Briarcliff Manor, Public Improvement,
285	Series A, GO, AGM, 5.000%, 09/01/13	308
100	Series A, GO, AGM, 5.000%, 09/01/14	112
5,000	New York City, Series E, GO, 5.000%, 08/01/23	5,626
1,815	New York City, Unrefunded Balance, Series F, GO, 6.000%, 01/15/21	1,918

		7,964

	Hospital — 0.2%
	New York State Dormitory Authority, Mental Health Services Facilities Improvement,
3,600	Series D, Rev., AGM, 5.000%, 02/15/14	3,918
2,220	Series D, Rev., AGM, 5.000%, 08/15/14	2,453
510	Series D, Rev., AGM, 5.000%, 02/15/18	578

		6,949

	Other Revenue — 3.9%
1,500	Metropolitan Transportation Authority, Series A, Rev., 5.000%, 11/15/41	1,548
1,235	New York City Municipal Water Finance Authority, Fiscal Year 2010, Series BB, Rev., 2.500%, 06/15/13	1,274
17,835	New York City Municipal Water Finance Authority, Second Generation Resolution, Series FF, Rev., 5.000%, 06/15/24	20,123
4,790	New York City Transitional Finance Authority, Building Aid Revenue, Sub Series S-1A, Rev., 5.000%, 07/15/18	5,598
400	New York City Transitional Finance Authority, Fiscal Year 2007, Series S- 1, Rev., NATL-RE, FGIC, 5.000%, 07/15/16	459
395	New York City Transitional Finance Authority, Future Tax Secured, Sub Series A-2, Rev., 5.000%, 11/01/18	445
10,000	New York State Dormitory Authority, Construction Services Contract, Series A, Rev., 5.000%, 07/01/23	11,071
3,500	New York State Dormitory Authority, General Purpose, Series C, Rev., 5.000%, 03/15/41	3,721
	New York State Thruway Authority,
7,425	Series B, Rev., 5.000%, 04/01/23	8,203
6,100	Series G, Rev., AGM, 5.000%, 01/01/25	6,460
5,000	New York State Thruway Authority, Highway & Bridge, Series B, Rev., AMBAC, 5.000%, 04/01/21	5,533
10,000	New York State Thruway Authority, State Personal Transportation, Series A, Rev., 5.000%, 03/15/26	11,208

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
5,000	New York State Urban Development Corp., Series D, Rev., 5.500%, 01/01/19	5,914
	Triborough Bridge & Tunnel Authority, General Purpose,
24,250	Series A, Rev., 5.000%, 01/01/26	27,360
4,970	Series A-2, Rev., 5.000%, 11/15/28	5,444
5,000	Series B, Rev., 5.250%, 11/15/18	5,246

		119,607

	Prerefunded — 0.4%
1,045	New York City, Series F, GO, 6.000%, 01/15/13 (p)	1,116
5,000	New York State Thruway Authority, Series A, Rev., NATL-RE, 5.250%, 04/01/13 (p)	5,345
5,000	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., VAR, 6.950%, 07/15/17 (p)	6,460

		12,921

	Special Tax — 1.4%
	New York City Transitional Finance Authority, Future Tax Secured,
4,985	Series B, Rev., 5.000%, 11/01/17	5,888
3,750	Series B, Rev., 5.000%, 11/01/21	4,353
7,875	New York Local Government Assistance Corp., Sub Series A-5/6, Rev., 5.500%, 04/01/19	9,719
5,805	New York Local Government Assistance Corp., Senior Lien, Rev., 5.500%, 04/01/19	7,164
	New York State Environmental Facilities Corp.,
1,000	Series A, Rev., 5.000%, 12/15/19	1,152
2,430	Series A, Rev., 5.250%, 12/15/18	2,939
5,000	New York State Thruway Authority, Series A, Rev., 5.250%, 03/15/19	6,010
5,000	Sales Tax Asset Receivables Corp., Series A, Rev., AMBAC, 5.250%, 10/15/27	5,425

		42,650

	Transportation — 1.1%
	Metropolitan Transportation Authority,
1,000	Series 2008-C, Rev., 6.500%, 11/15/28	1,171
6,000	Series A, Rev., AMBAC, 5.500%, 11/15/14	6,734
7,135	Series B, Rev., NATL-RE, 5.000%, 11/15/17	8,155
7,000	Series B, Rev., NATL-RE, FGIC, 5.250%, 11/15/16	7,444
2,535	New York State Thruway Authority, Series B, Rev., AMBAC, 5.000%, 04/01/18	2,844
5,000	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., 5.250%, 11/15/15	5,801

		32,149

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Water & Sewer — 0.9%
1,550	Erie County Water Authority, Rev., 5.000%, 12/01/16	1,806
	New York City Municipal Water Finance Authority,
380	Series AA, Rev., 5.000%, 06/15/17	446
2,500	Series CC, Rev., 5.000%, 06/15/29	2,676
2,500	New York City Municipal Water Finance Authority, Second Generation Resolution, Series BB, Rev., 5.000%, 06/15/17	2,861
1,010	New York State Environmental Facilities Corp., Rev., AGM, 5.750%, 06/15/12	1,045
10,225	New York State Environmental Facilities Corp., New York City Municipal Project, Revolving Funds, Sub Series C, Rev., 5.000%, 06/15/21	11,497
2,250	New York State Environmental Facilities Corp., New York City Municipal Water Financing Authority, Series A, Rev., 5.000%, 06/15/19	2,540
5,000	New York State Environmental Facilities Corp., Revolving Funds, Series B, Rev., 5.000%, 06/15/13	5,371

		28,242

	Total New York	324,121

	North Carolina — 1.4%
	Certificate of Participation/Lease — 0.0% (g)
1,020	Iredell County, School Project, COP, AMBAC, 5.000%, 06/01/17	1,157

	General Obligation — 1.1%
	Durham County,
1,000	GO, 5.000%, 04/01/16	1,165
1,175	GO, 5.000%, 04/01/17	1,395
2,950	Mecklenburg County, Public Improvement, Series B, GO, 5.000%, 02/01/15	3,343
1,240	New Hanover County, GO, 5.000%, 12/01/16	1,467
10,000	State of North Carolina, Public Improvement, Series A, GO, 5.000%, 05/01/15	11,420
	Wake County, Annual Appropriation, Limited Obligation,
1,205	GO, 5.000%, 06/01/17	1,417
3,905	GO, 5.000%, 06/01/20	4,585
5,950	GO, 5.000%, 06/01/21	6,915

		31,707

	Other Revenue — 0.2%
	City of High Point,
1,000	Rev., AGM, 5.000%, 11/01/25	1,098
1,170	Rev., AGM, 5.000%, 11/01/26	1,274

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
4,155	State of North Carolina, Annual Appropriation, Series A, Rev., 5.000%, 05/01/22	4,795

		7,167

	Utility — 0.1%
2,500	North Carolina Eastern Municipal Power Agency, Series A, Rev., AGC, 5.250%, 01/01/19	2,852

	Total North Carolina	42,883

	Ohio — 2.1%
	Certificate of Participation/Lease — 0.1%
2,105	Ohio State Building Authority, Adult Correctional Facilities, Series B, Rev., COP, 5.000%, 10/01/13	2,268

	Education — 0.1%
2,700	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.000%, 11/01/20	3,032

	General Obligation — 1.2%
1,390	City of Cleveland, Series A, GO, AMBAC, 5.000%, 10/01/14	1,542
7,780	City of Columbus, Limited Tax, Series 2, GO, 5.000%, 07/01/15	8,603
5,725	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	6,822
225	Kettering City School District, School Improvement, GO, AGM, 5.000%, 12/01/22	245
	State of Ohio, Common Schools,
3,000	Series B, GO, 5.000%, 03/15/14 (p)	3,298
3,165	Series B, GO, 5.000%, 09/15/15	3,632
5,035	Series B, GO, 5.000%, 09/15/16	5,878
5,495	State of Ohio, Infrastructure Improvement, Series A, GO, 5.375%, 02/01/15	6,251

		36,271

	Other Revenue — 0.2%
550	City of Cleveland, Rev., AGM, 5.250%, 09/15/18 (p)	672
1,165	City of Cleveland, Unrefunded Balance, Rev., AGM, 5.250%, 09/15/18	1,323
2,235	Ohio State Building Authority, State Financials Facilities, Adult Correctional, Series B, Rev., 5.000%, 10/01/22	2,503

		4,498

	Prerefunded — 0.2%
200	Greater Cleveland Regional Transit Authority, Capital Improvement, Series A, GO, NATL-RE, 5.625%, 12/01/11 (p)	201

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	25

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — Continued
6,330	Ohio State Water Development Authority, Rev., 5.000%, 06/01/15 (p)	7,248

		7,449

	Water & Sewer — 0.3%
	City of Cincinnati, Water System,
3,805	Series A, Rev., 5.000%, 12/01/17	4,517
4,650	Series A, Rev., 5.000%, 12/01/18	5,562

		10,079

	Total Ohio	63,597

	Oklahoma — 0.8%
	Education — 0.4%
	Tulsa County Industrial Authority, Jenks Public School,
1,125	Rev., 5.000%, 09/01/14	1,253
3,500	Rev., 5.500%, 09/01/15	4,058
5,210	Rev., 5.500%, 09/01/18	6,320

		11,631

	Other Revenue — 0.4%
	Oklahoma Turnpike Authority, Second Senior
3,000	Series A, Rev., 5.000%, 01/01/22	3,546
2,500	Series A, Rev., 5.000%, 01/01/24	2,890
5,500	Tulsa County Industrial Authority, Broken Arrow Public Schools Project, Rev., 5.000%, 09/01/19	6,341

		12,777

	Total Oklahoma	24,408

	Oregon — 1.2%
	Certificate of Participation/Lease — 0.5%
	Oregon State Department of Administrative Services,
3,425	Series A, COP, 5.000%, 05/01/20	3,936
3,350	Series A, COP, 5.000%, 05/01/21	3,814
6,965	Series A, COP, 5.000%, 05/01/22	7,837

		15,587

	General Obligation — 0.2%
1,500	Clackamas County, School District No. 12, GO, AGM, 5.000%, 06/15/18	1,791
100	Marion County, GO, AMBAC, 5.500%, 06/01/23	126
4,950	Portland Community College District, GO, AGM, 5.000%, 06/15/14	5,503

		7,420

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.1%
2,715	Oregon State Department of Transportation, Series B, Rev., 5.000%, 11/15/19	3,012

	Special Tax — 0.1%
1,250	Oregon State Department of Transportation, Senior Lien, Series C, Rev., 5.000%, 11/15/17	1,487

	Water & Sewer — 0.3%
6,560	City of Portland, Sewer Systems, First Lien, Series A, Rev., 5.000%, 06/15/18	7,814

	Total Oregon	35,320

	Pennsylvania — 3.2%
	Education — 0.1%
	Pennsylvania State University,
1,250	Series A, Rev., 5.000%, 03/01/22	1,448
2,000	Series A, Rev., 5.000%, 03/01/23	2,298

		3,746

	General Obligation — 2.3%
9,265	Allegheny County, Series C-57, GO, NATL-RE, FGIC, 5.000%, 11/01/15 (m)	10,046
1,000	Allegheny Valley Joint School District, Series A, GO, NATL-RE, 5.000%, 11/01/19	1,097
865	Central Bucks School District, GO, NATL-RE, FGIC, 5.000%, 05/15/15 (p)	989
4,585	Chester County, Unrefunded Balance, GO, 5.000%, 07/15/22	5,164
9,475	City of Pittsburgh, Series A, GO, AGM, 5.000%, 09/01/12	9,789
3,000	Commonwealth of Pennsylvania, GO, 5.000%, 07/01/18	3,582
	Commonwealth of Pennsylvania, First Series,
1,000	GO, 5.000%, 10/01/13	1,087
14,865	GO, 5.000%, 05/15/18	17,720
4,000	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 01/01/22	4,486
4,195	Commonwealth of Pennsylvania, Third Series, GO, 5.375%, 07/01/21	5,207
1,315	Haverford Township School District, GO, AGM, 5.250%, 03/15/16	1,526
1,060	Marple Newtown School District, GO, AGM, 5.000%, 03/01/17	1,202
	Red Lion Area School District,
1,860	GO, AGM, 5.000%, 05/01/20	2,119
1,200	GO, AGM, 5.000%, 05/01/21	1,355
2,365	GO, AGM, 5.000%, 05/01/22	2,642

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
2,050	Seneca Valley School District, GO, AGM, 5.000%, 07/01/13	2,199

		70,210

	Hospital — 0.3%
5,500	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.000%, 09/01/14 (m)	6,065
3,000	Sayre Health Care Facilities Authority, Guthrie Health, Rev., VAR, 0.998%, 12/01/24	2,319

		8,384

	Other Revenue — 0.1%
2,500	Northampton County General Purpose Authority, Saint Lukes Hospital Project, Series C, Rev., VAR, 4.500%, 08/15/16	2,664
1,100	Pennsylvania Turnpike Commission, Series A, Rev., AGM, 5.250%, 07/15/22	1,298

		3,962

	Prerefunded — 0.1%
2,550	Chester County, GO, 5.000%, 07/15/17 (p)	3,047

	Transportation — 0.1%
2,070	Pennsylvania Turnpike Commission, Series A, Rev., AGM-CR, AMBAC, 5.000%, 12/01/18	2,337

	Water & Sewer — 0.2%
5,000	Altoona City Authority, Rev., AGM, 5.250%, 11/01/18	5,970

	Total Pennsylvania	97,656

	Rhode Island — 0.1%
	Other Revenue — 0.1%
	Rhode Island Health & Educational Building Corp., Brown University,
810	Series A, Rev., 5.000%, 09/01/23	956
840	Series A, Rev., 5.000%, 09/01/24	979
655	Series A, Rev., 5.000%, 09/01/25	756

	Total Rhode Island	2,691

	South Carolina — 2.0%
	Certificate of Participation/Lease — 0.0% (g)
200	Charleston County, Public Facilities Corp., COP, NATL-RE, 5.000%, 06/01/12	205

	Education — 0.1%
3,025	Scago Educational Facilities Corp. for Colleton School District, Pickens County Project, Rev., AGM, 5.000%, 12/01/21	3,277

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 0.7%
10,000	State of South Carolina, Series A, GO, 5.000%, 06/01/19	12,158
	York County School District No. 1,
2,170	Series A, GO, SCSDE, 5.250%, 03/01/21	2,559
4,740	Series A, GO, SCSDE, 5.250%, 03/01/22	5,534

		20,251

	Other Revenue — 0.3%
3,800	Lexington County Health Services District, Inc., Rev., 5.000%, 11/01/26	4,002
3,885	Tobacco Settlement Revenue Management Authority, Rev., 5.000%, 06/01/18	3,889

		7,891

	Prerefunded — 0.1%
4,585	Berkeley County School District, GO, AGM, SCSDE, 5.500%, 07/15/12 (p)	4,754

	Utility — 0.7%
	Piedmont Municipal Power Agency,
13,185	Series A3, Rev., AGC, 5.000%, 01/01/17	15,041
7,000	Series A3, Rev., AGC, 5.000%, 01/01/18	8,011

		23,052

	Water & Sewer — 0.1%
2,220	City of Charleston, Waterworks & Sewer System, Series A, Rev., 5.000%, 01/01/22	2,573

	Total South Carolina	62,003

	Tennessee — 1.0%
	Education — 0.3%
8,190	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Building, Vanderbilt University, Series A, Rev., 5.000%, 10/01/18	9,778

	General Obligation — 0.3%
2,325	City of Memphis, General Improvement, GO, NATL-RE, 5.250%, 10/01/18	2,800
	Metropolitan Government Nashville & Davidson County,
1,000	Series A, GO, NATL-RE, 5.000%, 01/01/16	1,151
4,050	Series B, GO, 5.000%, 08/01/16 (p)	4,726
1,500	State of Tennessee, Series C, GO, 5.000%, 05/01/16	1,746

		10,423

	Other Revenue — 0.2%
4,000	City of Memphis, Rev., 5.000%, 12/01/15	4,597

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	27

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Utility — 0.1%
3,000	Tennessee Energy Acquisition Corp., Series A, Rev., 5.000%, 09/01/13	3,129

	Water & Sewer — 0.1%
2,070	City of Memphis, Sewer System, Rev., AGM, 5.000%, 05/01/17	2,420

	Total Tennessee	30,347

	Texas — 9.1%
	Certificate of Participation/Lease — 0.1%
1,550	Texas Public Finance Authority, State Preservation Board Projects, Series B, Rev., COP, AMBAC, 5.000%, 02/01/18	1,671

	Education — 0.9%
	Southwest Higher Education Authority, Southern Methodist University Project,
1,000	Rev., 5.000%, 10/01/14	1,109
2,000	Rev., 5.000%, 10/01/20	2,263
3,000	Rev., 5.000%, 10/01/21	3,362
	Texas State University Systems,
3,150	Rev., 5.250%, 03/15/27	3,564
1,000	Series A, Rev., AMBAC, 5.500%, 03/15/17	1,157
	University of North Texas, Financing System,
1,255	Series A, Rev., 5.000%, 04/15/20	1,460
2,500	Series A, Rev., 5.000%, 04/15/22	2,842
	University of Texas, Financing System,
3,000	Series B, Rev., 5.000%, 08/15/16 (p)	3,514
2,500	Series B, Rev., 5.250%, 08/15/17	2,998
500	Series C, Rev., 5.000%, 08/15/18	600
	Waco Educational Finance Corp., Baylor University,
2,275	Series C, Rev., 5.000%, 03/01/21	2,573
1,215	Series C, Rev., 5.000%, 03/01/22	1,359

		26,801

	General Obligation — 4.2%
5,725	Bell County, Unrefunded Balance, Limited Tax Note, GO, 5.000%, 02/15/14	5,799
1,075	Bexar County, GO, 5.250%, 06/15/22	1,222
2,260	City of Fort Worth, General Purpose, GO, 5.000%, 03/01/18	2,675
4,485	City of Garland, Series A, GO, 5.000%, 02/15/23	5,067
3,225	City of Lubbock, Waterworks Systems, GO, AGM, 5.000%, 02/15/16	3,721
	City of San Antonio,
2,000	GO, 5.000%, 08/01/24	2,333
4,735	GO, 5.000%, 08/01/26	5,410

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
	City of San Antonio, General Improvement,
1,000	GO, 5.000%, 08/01/23	1,181
1,500	GO, 5.000%, 08/01/24	1,750
2,735	GO, 5.000%, 08/01/27	3,095
185	Collin County, Tax Refund, GO, 5.000%, 02/15/21	200
	Dallas County Community College District,
1,400	GO, 5.000%, 02/15/16	1,627
1,965	GO, 5.000%, 02/15/24	2,285
2,085	Dallas Independent School District, Maintenance Tax Notes, GO, 5.000%, 02/15/15	2,353
	Deer Park Independent School District, Limited Tax,
1,000	GO, AGM, 4.000%, 02/15/15	1,098
1,000	GO, AGM, 5.250%, 02/15/26	1,092
1,000	GO, AGM, 5.250%, 02/15/27	1,086
3,680	Edinburg Consolidated Independent School District, School Building, Series A, GO, AGM, 5.000%, 08/15/18	4,364
1,830	Harlandale Independent School District, GO, AGC, 5.000%, 08/01/27	1,977
4,800	Harris County Flood Control District, Series A, GO, 5.250%, 10/01/19	5,842
	Harris County, Permanent Improvement,
2,000	Series B, GO, 4.000%, 10/01/15	2,226
1,500	Series B, GO, 5.000%, 10/01/15	1,727
1,605	Series B, GO, 5.000%, 10/01/19	1,930
	Harris County, Road,
1,225	Series A, GO, 4.000%, 10/01/13	1,307
2,750	Series A, GO, 5.250%, 10/01/18	3,337
2,000	Series A, GO, 5.250%, 10/01/19	2,441
	Hays County,
2,500	GO, 5.000%, 02/15/23	2,853
1,785	GO, 5.000%, 02/15/24	2,015
2,410	GO, 5.000%, 02/15/25	2,695
665	La Joya Independent School District, GO, PSF-GTD, 5.000%, 02/15/17	756
	Longview Independent School District, Capital Appreciation, School Building,
1,575	GO, PSF-GTD, Zero Coupon, 02/15/14	1,543
2,210	GO, PSF-GTD, Zero Coupon, 02/15/15	2,118
3,870	GO, PSF-GTD, Zero Coupon, 02/15/16	3,619
	North East Independent School District, Capital Appreciation, School Building,
2,500	Series A, GO, PSF-GTD, Zero Coupon, 08/01/12	2,493
1,430	Series A, GO, PSF-GTD, Zero Coupon, 08/01/13	1,413

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
2,730	Series A, GO, PSF-GTD, Zero Coupon, 08/01/15	2,595
	San Jacinto Community College District,
4,920	GO, 5.000%, 02/15/18	5,781
5,000	GO, 5.000%, 02/15/34	5,320
1,330	GO, AMBAC, 5.000%, 02/15/19	1,507
390	GO, AMBAC, 5.000%, 02/15/20	437
3,600	San Jacinto Community College District, Limited Tax, GO, 5.000%, 02/15/40	3,763
8,000	State of Texas, Public Finance Authority, Series A, GO, 5.000%, 10/01/16	9,393
	State of Texas, Water Financial Assistance,
2,500	Series A, GO, 5.000%, 08/01/20	2,910
4,340	Series A, GO, 5.000%, 08/01/21	5,009
1,800	Tarrant County, Limited Tax, GO, 5.000%, 07/15/20	2,073
500	Travis County, GO, 5.000%, 03/01/12	508

		125,946

	Hospital — 0.2%
5,120	Harris County Health Facilities Development Corp., Hermann Memorial Healthcare System, Series B, Rev., 7.200%, 12/01/28	5,450
1,350	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.000%, 02/15/15	1,492

		6,942

	Other Revenue — 0.5%
2,280	City of Fort Worth, Drainage Utility System, Rev., 4.000%, 02/15/36	2,204
5,150	City of Houston, Junior Lien, Series A, Rev., AGM, 5.125%, 12/01/12 (p)	5,414
	Coastal Water Authority, City of Houston Projects,
100	Rev., 4.000%, 12/15/18	111
3,315	Rev., 5.000%, 12/15/23	3,746
	Houston Airport System, Sub Lien,
1,000	Series B, Rev., 5.000%, 07/01/25	1,085
3,000	Series B, Rev., 5.000%, 07/01/26	3,228

		15,788

	Prerefunded — 0.5%
	City of Houston, Junior Lien,
5,550	Series A, Rev., AGM, 5.750%, 12/01/32 (p)	7,263
5,000	Series B, Rev., AMBAC, 5.750%, 12/01/12 (p)	5,291
1,000	North Texas Tollway Authority, Series A, Rev., AGM, 5.000%, 01/01/15 (p)	1,124

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — Continued
1,200	University of Texas, Financing System, Series B, Rev., 5.250%, 08/15/13 (p)	1,302

		14,980

	Special Tax — 0.3%
	Carroll Independent School District,
1,000	Series C, GO, 5.000%, 02/15/20	1,220
945	Series C, GO, 5.000%, 02/15/22	1,136
325	Series C, GO, 5.000%, 02/15/23	386
5,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.000%, 04/01/18	5,722

		8,464

	Transportation — 1.1%
200	City of Laredo, International Toll Bridge, Series B, Rev., AGM, 5.000%, 10/01/13	216
	Dallas Area Rapid Transit, Senior Lien,
4,620	Rev., 5.000%, 12/01/21	5,322
3,000	Rev., 5.250%, 12/01/48	3,173
10,000	Series A, Rev., 5.000%, 12/01/16	11,738
7,660	Series A, Rev., 5.000%, 12/01/21	8,865
	Dallas-Fort Worth International Airport Facilities Improvement Corp.,
1,000	Series A, Rev., 5.000%, 11/01/19	1,172
2,000	Series A, Rev., 5.000%, 11/01/21	2,181
600	Texas State Transportation Commission, First Tier, Series A, Rev., 5.250%, 04/01/14	665

		33,332

	Utility — 0.1%
4,000	City of San Antonio, Electric & Gas, Series B, Rev., 5.000%, 02/01/13	4,229

	Water & Sewer — 1.2%
200	City of Dallas, Waterworks & Sewer System Improvements, Rev., AGM, 5.375%, 10/01/12	209
3,880	City of Dallas, Waterworks & Sewer Systems, Rev., AMBAC, 5.000%, 10/01/17	4,606
6,020	Colorado River Municipal Water District, Water System, Rev., AMBAC, 5.375%, 01/01/15	6,325
	North Texas Municipal Water District,
2,030	Rev., 5.000%, 06/01/15	2,300
2,230	Rev., 5.000%, 06/01/17	2,603
2,130	Rev., 5.000%, 06/01/18	2,503
2,695	Rev., 5.000%, 06/01/21	3,060
2,955	Rev., 5.000%, 06/01/23	3,295
3,405	Rev., 5.000%, 06/01/26	3,705

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	29

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Water & Sewer — Continued
	Texas Water Development Board, State Revolving Fund,
3,200	Sub Series A-1, Rev., 5.000%, 07/15/17	3,795
3,820	Sub Series A-1, Rev., 5.000%, 07/15/20	4,593

		36,994

	Total Texas	275,147

	Utah — 1.3%
	Education — 0.2%
	Utah State University of Agriculture & Applied Science,
1,000	Rev., 5.000%, 12/01/19	1,171
1,050	Rev., 5.000%, 12/01/20	1,211
1,100	Rev., 5.000%, 12/01/21	1,258
1,150	Rev., 5.000%, 12/01/22	1,299

		4,939

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
	Salt Lake County Municipal Building Authority,
1,125	Series A, Rev., 5.000%, 12/01/15	1,296
1,375	Series A, Rev., 5.000%, 12/01/16	1,610
1,000	Series A, Rev., 5.000%, 12/01/17	1,184

		4,090

	Prerefunded — 0.6%
	Utah Transit Authority,
10,000	Series A, Rev., AGM, 5.000%, 12/15/12 (p)	10,522
7,525	Series B, Rev., AGM, 4.750%, 12/15/15 (p)	8,665

		19,187

	Utility — 0.1%
1,680	Utah Municipal Power Agency, Electrical Systems, Series A, Rev., AMBAC, 5.000%, 07/01/16	1,923

	Water & Sewer — 0.3%
7,455	Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.000%, 07/01/26	8,286
2,110	Utah Water Finance Agency, Series A, Rev., AMBAC, 5.000%, 07/01/15	2,285

		10,571

	Total Utah	40,710

	Vermont — 0.2%
	Other Revenue — 0.2%
	University of Vermont & State Agricultural College,
4,230	Rev., AMBAC, 5.000%, 10/01/21	4,722

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
2,355	Rev., AMBAC, 5.000%, 10/01/22	2,612

	Total Vermont	7,334

	Virginia — 4.7%
	Education — 1.1%
	Virginia College Building Authority, Public Higher Education Financing Program,
9,080	Series B, Rev., 5.000%, 09/01/17	10,758
10,050	Series B, Rev., 5.000%, 09/01/19	12,056
5,135	Virginia Public School Authority, Series A, Rev., 5.000%, 08/01/14	5,734
	Virginia Public School Authority, School Financing, 1997 Resolution,
1,900	Series A, Rev., 5.000%, 08/01/14	2,121
3,000	Series B, Rev., 5.000%, 08/01/13	3,239

		33,908

	General Obligation — 1.8%
5,180	Arlington County, Public Improvement, GO, 5.000%, 01/15/16	6,017
3,575	Chesterfield County, Public Improvement, Series A, GO, 5.000%, 01/01/16	4,141
205	City of Richmond, Public Improvement, Series D, GO, 5.000%, 07/15/26	241
	Commonwealth of Virginia,
4,000	Series A, GO, 5.000%, 06/01/13	4,291
2,725	Series A, GO, 5.000%, 06/01/14	3,031
17,575	Series D, GO, 5.000%, 06/01/20	21,103
6,495	Fairfax County, Public Improvement, Series A, GO, 5.000%, 04/01/21	7,556
6,260	Prince William County, Public Improvement, Series A, GO, 5.000%, 08/01/18	7,586

		53,966

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
1,130	Virginia Public Building Authority, Series B, Rev., 5.000%, 08/01/17	1,337

	Other Revenue — 1.0%
	Virginia Public Building Authority,
5,330	Series A, Rev., 5.000%, 08/01/14	5,932
3,005	Series B, Rev., 4.000%, 08/01/12	3,090
4,910	Series B-1, Rev., 5.000%, 08/01/18	5,861
5,620	Series C, Rev., 5.000%, 08/01/21	6,283
5,225	Series D, Rev., 5.000%, 08/01/17	6,182
3,320	Virginia Public School Authority, School Financing, 1997 Resolution, Series B, Rev., 5.250%, 08/01/17	3,979

		31,327

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — 0.3%
1,500	Arlington County, Public Improvement, GO, 5.250%, 05/15/14 (p)	1,673
7,000	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 5.625%, 06/01/15 (p)	8,121

		9,794

	Resource Recovery — 0.1%
2,295	Virginia Resources Authority, Pooled Resources, Series A, Rev., 5.000%, 11/01/23	2,698

	Transportation — 0.3%
	Fairfax County EDA, Route 28 Project, Special Tax,
1,500	5.000%, 04/01/15	1,702
1,005	5.000%, 04/01/16	1,165
1,935	5.000%, 04/01/17	2,276
1,655	5.000%, 04/01/18	1,959
2,900	Virginia Commonwealth Transportation Board, Series A, Rev., 5.000%, 05/15/14	3,212

		10,314

	Total Virginia	143,344

	Washington — 1.4%
	General Obligation — 1.4%
2,000	City of Tacoma, Series B, GO, NATL-RE, Zero Coupon, 12/01/16	1,765
5,000	King County School District No. 414, Lake Washington, GO, AGM, 5.000%, 12/01/20	5,686
	State of Washington, Various Purpose,
10,000	Series 2010C, GO, 5.000%, 08/01/34	10,862
1,000	Series C, GO, 5.000%, 01/01/18	1,185
12,400	Series R-2010A, GO, 5.000%, 01/01/22	14,600
1,800	Whitman County School District No. 267 Pullman, GO, 5.000%, 12/01/18	2,154
4,690	Yakima County School District No. 7, GO, 5.500%, 12/01/23	5,528

		41,780

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.0% (g)
1,225	Washington Health Care Facilities Authority, Multicare Health Care System, Series A, Rev., AGM, 5.250%, 08/15/23	1,331

	Utility — 0.0% (g)
200	Energy Northwest, Project 1, Series A, Rev., NATL-RE, 5.250%, 07/01/13	216

	Total Washington	43,327

	Wisconsin — 0.4%
	General Obligation — 0.4%
	State of Wisconsin,
5,000	Series 3, GO, NATL-RE, 5.000%, 05/01/14	5,533
5,000	Series E, GO, NATL-RE, FGIC, 5.000%, 05/01/15	5,690

	Total Wisconsin	11,223

	Wyoming — 0.0% (g)
	Other Revenue — 0.0% (g)
150	Wyoming State Loan & Investment Board, Capital Facilities, Rev., 5.000%, 10/01/22	158

	Total Municipal Bonds (Cost $2,806,554)	2,970,684

SHARES
Short-Term Investment — 3.8%
	Investment Company — 3.8%
114,572	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% † (b) (l) (m) (Cost $114,572)	114,572

	Total Investments — 101.6% (Cost $2,921,126)	3,085,256
	Liabilities in Excess of Other Assets — (1.6%)	(47,843)

	NET ASSETS — 100.0%	$3,037,413

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	31

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

Inflation-Linked Swaps (Amounts in thousands)
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.760% at termination	CPI-U at termination	09/16/12	$1,500	$(46)
Barclays Bank plc	3.003% at termination	CPI-U at termination	01/15/13	20,000	(1,426)
Barclays Bank plc	2.855% at termination	CPI-U at termination	02/13/13	500	(25)
Barclays Bank plc	2.540% at termination	CPI-U at termination	03/19/13	50,000	(1,940)
Barclays Bank plc	2.950% at termination	CPI-U at termination	06/14/13	2,000	(129)
Barclays Bank plc	2.923% at termination	CPI-U at termination	06/15/13	3,000	(187)
Barclays Bank plc	2.573% at termination	CPI-U at termination	07/15/13	25,000	(1,028)
Barclays Bank plc	2.895% at termination	CPI-U at termination	08/25/13	25,000	(1,693)
Barclays Bank plc	2.573% at termination	CPI-U at termination	01/15/14	50,000	(2,392)
Barclays Bank plc	2.993% at termination	CPI-U at termination	01/15/14	25,000	(2,044)
Barclays Bank plc	2.920% at termination	CPI-U at termination	01/15/15	25,000	(2,188)
Barclays Bank plc	3.007% at termination	CPI-U at termination	01/15/15	20,000	(1,940)
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	50,000	(2,759)
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	50,000	(2,858)
Barclays Bank plc	2.998% at termination	CPI-U at termination	01/15/16	25,000	(2,534)
Barclays Bank plc	2.095% at termination	CPI-U at termination	05/24/16	50,000	484
Barclays Bank plc	2.943% at termination	CPI-U at termination	06/14/16	5,000	(456)
Barclays Bank plc	2.930% at termination	CPI-U at termination	06/15/16	3,000	(270)
Barclays Bank plc	2.680% at termination	CPI-U at termination	07/15/16	25,000	(1,633)
Barclays Bank plc	2.718% at termination	CPI-U at termination	01/15/17	50,000	(3,599)
Barclays Bank plc	2.095% at termination	CPI-U at termination	07/06/17	50,000	871
Barclays Bank plc	2.812% at termination	CPI-U at termination	10/12/19	25,000	(1,902)
BNP Paribas	2.220% at termination	CPI-U at termination	05/24/17	50,000	287
BNP Paribas	1.980% at termination	CPI-U at termination	01/31/14	100,000	1,327
BNP Paribas	1.910% at termination	CPI-U at termination	06/18/15	50,000	835
BNP Paribas	2.395% at termination	CPI-U at termination	05/31/16	100,000	(1,238)
BNP Paribas	2.350% at termination	CPI-U at termination	07/06/20	25,000	280
BNP Paribas	2.720% at termination	CPI-U at termination	04/01/21	50,000	(1,074)
Citibank, N.A.	2.420% at termination	CPI-U at termination	05/24/20	25,000	38
Citibank, N.A.	2.285% at termination	CPI-U at termination	06/30/18	50,000	379
Citibank, N.A.	2.280% at termination	CPI-U at termination	07/01/18	50,000	408
Citibank, N.A.	2.420% at termination	CPI-U at termination	06/30/20	50,000	173
Citibank, N.A.	2.410% at termination	CPI-U at termination	07/01/20	50,000	229
Citibank, N.A.	2.330% at termination	CPI-U at termination	07/06/20	50,000	664
Citibank, N.A.	2.470% at termination	CPI-U at termination	07/02/22	50,000	382
Deutsche Bank AG, New York	1.990% at termination	CPI-U at termination	06/08/15	40,000	476
Deutsche Bank AG, New York	2.135% at termination	CPI-U at termination	08/03/16	100,000	581
Deutsche Bank AG, New York	2.410% at termination	CPI-U at termination	06/30/20	100,000	452
Morgan Stanley Capital Services	2.220% at termination	CPI-U at termination	08/16/20	100,000	3,001
Royal Bank of Scotland	2.140% at termination	CPI-U at termination	09/15/13	100,000	(4,457)
Royal Bank of Scotland	2.430% at termination	CPI-U at termination	06/28/20	25,000	58
Royal Bank of Scotland	2.423% at termination	CPI-U at termination	06/30/20	75,000	234
Royal Bank of Scotland	3.556% at termination	CPI-U at termination	07/31/29	89,000	(17,887)
Union Bank of Switzerland AG	2.275% at termination	CPI-U at termination	07/02/18	50,000	431
Union Bank of Switzerland AG	2.220% at termination	CPI-U at termination	07/06/18	50,000	677
Union Bank of Switzerland AG	2.140% at termination	CPI-U at termination	07/09/18	50,000	1,023
Union Bank of Switzerland AG	2.480% at termination	CPI-U at termination	07/01/22	50,000	315

					$(42,100)

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

J.P.Morgan Tax Aware Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

ADR	— American Depositary Receipt
AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.*
AMT	— Alternative Minimum Tax
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
COP	— Certificate of Participation
CPI-U	— Consumer Price Index for All Urban Consumers
CR	— Custodial Receipts
EDA	— Economic Development Authority
FGIC	— Insured by Financial Guaranty Insurance Co.
GAN	— Grant Anticipation Notes
GO	— General Obligation
GTD	— Guaranteed
IBC	— Insured Bond Certificates
ICC	— Insured Custody Certificates
IDA	— Industrial Development Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue
SCSDE	— South Carolina School District Enhancement

VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2011.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of October 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and forward foreign currency exchange contracts.

(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— When-issued security.
†	— Approximately $49,260,000 of this investment is restricted as collateral for swaps to various brokers.

*	Filed for bankruptcy on November 8, 2010

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011

(Amounts in thousands, except per share amounts)

	Tax Aware Equity Fund	Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$733,006	$2,970,684
Investments in affiliates, at value	9,920	65,312
Investments in affiliates—restricted, at value	—	49,260

Total investment securities, at value	742,926	3,085,256
Receivables:
Investment securities sold	9,632	6,569
Fund shares sold	564	6,264
Interest and dividends from non-affiliates	1,003	40,213
Interest and dividends from affiliates	1	1
Outstanding swap contracts, at value	—	13,605

Total Assets	754,126	3,151,908

LIABILITIES:
Payables:
Due to custodian	6,011	—
Dividends	—	5,190
Investment securities purchased	8,404	49,071
Fund shares redeemed	637	2,541
Outstanding swap contracts, at value	—	55,705
Accrued liabilities:
Investment advisory fees	209	894
Administration fees	53	229
Shareholder servicing fees	80	381
Distribution fees	2	103
Custodian and accounting fees	42	54
Collateral management fees	—	16
Trustees’ and Chief Compliance Officer’s fees	2	12
Other	94	299

Total Liabilities	15,534	114,495

Net Assets	$738,592	$3,037,413

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

	Tax Aware Equity Fund	Tax Aware Real Return Fund
NET ASSETS:
Paid in capital	$728,175	$2,957,602
Accumulated undistributed (distributions in excess of) net investment income	864	(167)
Accumulated net realized gains (losses)	(126,838)	(42,052)
Net unrealized appreciation (depreciation)	136,391	122,030

Total Net Assets	$738,592	$3,037,413

Net Assets:
Class A	$4,766	$183,105
Class C	1,097	100,908
Institutional Class	486,833	740,738
Select Class	245,896	2,012,662

Total	$738,592	$3,037,413

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	273	17,972
Class C	63	9,928
Institutional Class	27,924	72,589
Select Class	14,110	197,488

Net Asset Value (a):
Class A — Redemption price per share	$17.43	$10.19
Class C — Offering price per share (b)	17.42	10.16
Institutional Class — Offering and redemption price per share	17.43	10.20
Select Class — Offering and redemption price per share	17.43	10.19
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.40	$10.59

Cost of investments in non-affiliates	$596,615	$2,806,554
Cost of investments in affiliates	9,920	65,312
Cost of investments in affiliates — restricted	—	49,260

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2011

(Amounts in thousands)

	Tax Aware Equity Fund	Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4	$100,558
Dividend income from non-affiliates	11,759	—
Dividend income from affiliates	12	166
Other income	16	—

Total investment income	11,791	100,724

EXPENSES:
Investment advisory fees	2,232	10,773
Administration fees	566	2,736
Distribution fees:
Class A (b)	7	457
Class C (b)	5	756
Shareholder servicing fees:
Class A (b)	7	457
Class C (b)	2	252
Institutional Class	506	709
Select Class (b)	319	5,213
Custodian and accounting fees	27	279
Collateral management fees	—	36
Interest expense to affiliates	—	— (a)
Professional fees	67	103
Trustees’ and Chief Compliance Officer’s fees	6	30
Printing and mailing costs	5	111
Registration and filing fees	88	107
Transfer agent fees	16	387
Reorganization expenses	201	—
Other	11	65

Total expenses	4,065	22,471

Less amounts waived	(343)	(2,736)
Less earnings credits	— (a)	— (a)

Net expenses	3,722	19,735

Net investment income (loss)	8,069	80,989

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	17,590	7,572
Futures	(486)	—
Swaps	—	(8,219)

Net realized gain (loss)	17,104	(647)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(7,995)	(3,531)
Futures	(79)	—
Swaps	—	40,460

Change in net unrealized appreciation (depreciation)	(8,074)	36,929

Net realized/unrealized gains (losses)	9,030	36,282

Change in net assets resulting from operations	$17,099	$117,271

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective March 22, 2011 for Tax Aware Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,069	$5,618	$80,989	$80,963
Net realized gain (loss)	17,104	50,530	(647)	(3,231)
Change in net unrealized appreciation (depreciation)	(8,074)	6,795	36,929	74,962

Change in net assets resulting from operations	17,099	62,943	117,271	152,694

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)
From net investment income	(21)	—	(4,660)	(4,380)
Class C (a)
From net investment income	(2)	—	(1,902)	(1,818)
Institutional Class
From net investment income	(6,393)	(5,693)	(19,827)	(17,054)
Select Class (a)
From net investment income	(1,290)	—	(54,928)	(57,055)

Total distributions to shareholders	(7,706)	(5,693)	(81,317)	(80,307)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	256,482	29,828	(188,880)	89,603

NET ASSETS:
Change in net assets	265,875	87,078	(152,926)	161,990
Beginning of period	472,717	385,639	3,190,339	3,028,349

End of period	$738,592	$472,717	$3,037,413	$3,190,339

Accumulated undistributed (distributions in excess of) net investment income	$864	$533	$(167)	$161

(a)	Commencement of offering of class of shares effective March 22, 2011 for Tax Aware Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$269	$—	$74,925	$105,475
Net assets acquired in Fund reorganization (See Note 8)	5,238	—	—	—
Dividends and distributions reinvested	21	—	4,007	3,608
Cost of shares redeemed	(457)	—	(83,530)	(83,054)

Change in net assets from Class A capital transactions	$5,071	$—	$(4,598)	$26,029

Class C (a)
Proceeds from shares issued	$114	$—	$24,617	$43,126
Net assets acquired in Fund reorganization (See Note 8)	1,275	—	—	—
Dividends and distributions reinvested	1	—	1,393	1,285
Cost of shares redeemed	(226)	—	(33,857)	(28,104)

Change in net assets from Class C capital transactions	$1,164	$—	$(7,847)	$16,307

Institutional Class
Proceeds from shares issued	$146,302	$189,228	$230,777	$286,719
Net assets acquired in Fund reorganization (See Note 8)	28,635	—	—	—
Dividends and distributions reinvested	319	264	5,763	5,145
Cost of shares redeemed	(181,272)	(159,664)	(177,719)	(247,124)

Change in net assets from Institutional Class capital transactions	$(6,016)	$29,828	$58,821	$44,740

Select Class (a)
Proceeds from shares issued	$92,810	$—	$470,314	$896,158
Net assets acquired in Fund reorganization (See Note 8)	198,020	—	—	—
Dividends and distributions reinvested	57	—	4,229	3,332
Cost of shares redeemed	(34,624)	—	(709,799)	(896,963)

Change in net assets from Select Class capital transactions	$256,263	$—	$(235,256)	$2,527

Total change in net assets from capital transactions	$256,482	$29,828	$(188,880)	$89,603

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A (a)
Issued	14	—	7,401	10,573
Shares issued in connection with Fund reorganization (See Note 8)	284	—	—	—
Reinvested	1	—	396	362
Redeemed	(26)	—	(8,292)	(8,325)

Change in Class A Shares	273	—	(495)	2,610

Class C (a)
Issued	6	—	2,433	4,336
Shares issued in connection with Fund reorganization (See Note 8)	69	—	—	—
Reinvested	— (b)	—	138	129
Redeemed	(12)	—	(3,379)	(2,822)

Change in Class C Shares	63	—	(808)	1,643

Institutional Class
Issued	8,168	12,062	22,898	28,628
Shares issued in connection with Fund reorganization (See Note 8)	1,553	—	—	—
Reinvested	18	17	569	516
Redeemed	(10,111)	(10,130)	(17,515)	(24,727)

Change in Institutional Class Shares	(372)	1,949	5,952	4,417

Select Class (a)
Issued	5,322	—	46,494	89,851
Shares issued in connection with Fund reorganization (See Note 8)	10,737	—	—	—
Reinvested	3	—	418	334
Redeemed	(1,952)	—	(70,267)	(89,904)

Change in Select Class Shares	14,110	—	(23,355)	281

(a)	Commencement of offering of class of shares effective March 22, 2011 for Tax Aware Equity Fund.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Equity Fund
Class A
March 22, 2011 (e) through October 31, 2011	$18.15	$0.10	$(0.74)	$(0.64)	$(0.08)

Class C
March 22, 2011 (e) through October 31, 2011	18.15	0.04	(0.74)	(0.70)	(0.03)

Institutional Class
Year Ended October 31, 2011	16.71	0.23	0.71	0.94	(0.22)
Year Ended October 31, 2010	14.64	0.20	2.07	2.27	(0.20)
Year Ended October 31, 2009	13.09	0.24	1.55	1.79	(0.24)
Year Ended October 31, 2008	20.82	0.33	(7.74)	(7.41)	(0.32)
Year Ended October 31, 2007	18.58	0.28	2.23	2.51	(0.27)

Select Class
March 22, 2011 (e) through October 31, 2011	18.15	0.11	(0.73)	(0.62)	(0.10)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of offering of class of shares.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$17.43	(3.53)%	$4,766	0.97	%(f)	0.89	%(f)	0.97	%(f)	60%

17.42	(3.85)	1,097	1.46	(f)	0.39	(f)	1.47	(f)	60

17.43	5.66	486,833	0.55		1.30		0.61		60
16.71	15.64	472,717	0.55		1.27		0.58		65
14.64	14.03	385,639	0.55		1.79		0.61		84
13.09	(35.95)	418,947	0.55		1.83		0.59		65
20.82	13.61	723,980	0.55		1.41		0.59		30

17.43	(3.39)	245,896	0.72	(f)	1.14	(f)	0.72	(f)	60

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Real Return Fund
Class A
Year Ended October 31, 2011	$10.07	$0.26		$0.12	$0.38	$(0.26)
Year Ended October 31, 2010	9.84	0.23		0.23	0.46	(0.23)
Year Ended October 31, 2009	9.08	0.28		0.75	1.03	(0.27)
Year Ended October 31, 2008	9.91	0.30		(0.83)	(0.53)	(0.30)
Year Ended October 31, 2007	10.01	0.31	(c)	(0.10)	0.21	(0.31)

Class C
Year Ended October 31, 2011	10.04	0.19		0.12	0.31	(0.19)
Year Ended October 31, 2010	9.82	0.16		0.23	0.39	(0.17)
Year Ended October 31, 2009	9.07	0.21		0.75	0.96	(0.21)
Year Ended October 31, 2008	9.90	0.24		(0.82)	(0.58)	(0.25)
Year Ended October 31, 2007	10.01	0.26	(c)	(0.11)	0.15	(0.26)

Institutional Class
Year Ended October 31, 2011	10.08	0.28		0.12	0.40	(0.28)
Year Ended October 31, 2010	9.85	0.25		0.23	0.48	(0.25)
Year Ended October 31, 2009	9.10	0.30		0.75	1.05	(0.30)
Year Ended October 31, 2008	9.92	0.34		(0.83)	(0.49)	(0.33)
Year Ended October 31, 2007	10.02	0.35	(c)	(0.11)	0.24	(0.34)

Select Class
Year Ended October 31, 2011	10.07	0.27		0.12	0.39	(0.27)
Year Ended October 31, 2010	9.84	0.24		0.23	0.47	(0.24)
Year Ended October 31, 2009	9.09	0.28		0.75	1.03	(0.28)
Year Ended October 31, 2008	9.91	0.31		(0.82)	(0.51)	(0.31)
Year Ended October 31, 2007	10.01	0.33	(c)	(0.10)	0.23	(0.33)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$10.19	3.80%	$183,105	0.75%	2.53%	0.97%	14%
10.07	4.69	185,970	0.74	2.30	0.98	16
9.84	11.51	155,982	0.74	2.90	1.00	9
9.08	(5.54)	134,277	0.76	3.13	1.00	7
9.91	2.13	6,447	0.90	3.15	1.00	26

10.16	3.13	100,908	1.40	1.88	1.48	14
10.04	3.96	107,844	1.39	1.65	1.48	16
9.82	10.73	89,259	1.39	2.16	1.50	9
9.07	(6.03)	42,365	1.40	2.49	1.50	7
9.90	1.50	1,477	1.40	2.63	1.50	26

10.20	4.05	740,738	0.50	2.78	0.58	14
10.08	4.95	672,006	0.49	2.55	0.58	16
9.85	11.66	612,933	0.49	3.09	0.60	9
9.10	(5.20)	373,697	0.50	3.39	0.60	7
9.92	2.49	213,792	0.50	3.54	0.60	26

10.19	3.91	2,012,662	0.65	2.63	0.73	14
10.07	4.80	2,224,519	0.64	2.40	0.73	16
9.84	11.53	2,170,175	0.64	2.95	0.75	9
9.09	(5.32)	1,272,624	0.65	3.24	0.75	7
9.91	2.32	551,307	0.65	3.39	0.75	26

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Tax Aware Equity Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Tax Aware Real Return Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The investment objective of Tax Aware Equity Fund is to provide high after-tax total return from a portfolio of selected equity securities.

The investment objective of Tax Aware Real Return Fund is to maximize after-tax inflation protected return.

Effective December 10, 2010, Tax Aware Disciplined Equity Fund was renamed Tax Aware Equity Fund with the approval of the Board of Trustees.

Class A, Class C and Select Class Shares of the Tax Aware Equity Fund commenced operations on March 22, 2011.

The Tax Aware Equity Fund acquired all of the assets and liabilities of Tax Aware U.S. Equity Fund, a series of JPMorgan Trust I (“Predecessor Fund”) in a reorganization on March 25, 2011.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance

44	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$737,695	$5,231	$—	$742,926

Tax Aware Real Return Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$114,572	$2,970,684	$—	$3,085,256

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$13,605	$—	$13,605

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(55,705)	$—	$(55,705)

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of an ADR and a U.S. Treasury Note. Please refer to the SOI for industry specifics of the portfolio holdings.
(b)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for state specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended October 31, 2011.

B. Futures Contracts — The Tax Aware Equity Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activities during the year ended October 31, 2011 (amounts in thousands):

Tax Aware Equity Fund
Futures Contracts:
Average Notional Balance Long	$9,484
Ending Notional Balance Long	—

C. Swaps — The Tax Aware Real Return Fund uses inflation-linked swaps to provide inflation protection within its portfolio. These transactions are negotiated contracts between the Fund and a counterparty to exchange cash flows at specified, future intervals.

Interest Rate-Related Swaps (Inflation-Linked Swaps)	Tax Aware Real Return Fund
Average Notional Balance — Pays Fixed Rate	$2,166,538
Ending Notional Balance — Pays Fixed Rate	2,109,000

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. These amounts are held in segregated accounts with the Fund’s or counterparty’s custodial bank, as applicable.

Daily movement of collateral is subject to minimum threshold amounts.

Collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.) and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted.

The Tax Aware Real Return Fund’s swap contracts at net value and collateral posted or received by counterparty as of October 31, 2011 are as follows (amounts in thousands):

		Value of Swap Contracts	Collateral (Received) Posted
Barclays Bank plc	Collateral Posted	$(29,694)	$29,070
Royal Bank of Scotland		(22,052)	20,190
Citibank, N.A.	Collateral Received	2,273	(3,850)
Deutsche Bank, AG		1,509	(2,230)
Morgan Stanley Capital Services		3,001	(3,450)
UBS, AG		2,446	(3,290)
BNP Paribas		417	—

46	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

D. Summary of Derivative Information

The following tables present the value of derivatives held as of October 31, 2011, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Tax Aware Real Return Fund

Derivative Contract	Statements of Assets and Liabilities Location
Assets:		Swaps
Interest rate contracts	Receivables	$13,605

Total		$13,605

Liabilities:
Interest rate contracts	Payables	$55,705

Total		$55,705

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2011, by primary underlying risk exposure (amounts in thousands):

Tax Aware Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(486)	$(486)

Total	$(486)	$(486)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(79)	$(79)

Total	$(79)	$(79)

Tax Aware Real Return Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Swaps	Total
Interest rate contracts	$(8,219)	$(8,219)

Total	$(8,219)	$(8,219)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps	Total
Interest rate contracts	$40,460	$40,460

Total	$40,460	$40,460

The Funds’ derivatives contracts held at October 31, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Tax Aware Real Return Fund generally declares and pays dividends from net investment income monthly. Tax Aware Equity Fund generally declares and pays dividends from net investment income quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Tax Aware Equity Fund	$423	$(32)	$(391)

The reclassifications for the Tax Aware Equity Fund relate primarily to expiration of capital loss carryforwards, tax attributes acquired as a result of merger and wash sale deferrals acquired in merger.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.35

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2011, the annual effective rate was 0.09% of each Fund’s average daily net assets. J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Tax Aware Equity Fund	$—	(a)	$1
Tax Aware Real Return Fund	43		27

(a)	Amount rounds to less than $1,000.

48	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Tax Aware Equity Fund	0.25%	0.25%	0.10%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Tax Aware Real Return Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

G. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Tax Aware Equity Fund	1.05%	1.55%	0.55%	0.80%
Tax Aware Real Return Fund	0.75	1.40	0.50	0.65

The contractual expense limitation agreements were in effect for the year ended October 31, 2011. The expense limitation percentages in the table above are in place until at least February 29, 2012.

For the year ended October 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Shareholder Servicing	Total
Tax Aware Equity Fund	$186	$128	$314
Tax Aware Real Return Fund	—	2,588	2,588

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the year ended October 31, 2011 was as follows (amounts in thousands):

Tax Aware Equity Fund	$29
Tax Aware Real Return Fund	148

H. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to accordance with the Plan performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Tax Aware Equity Fund	$404,917	$376,349	$1,406	$720
Tax Aware Real Return Fund	410,884	403,025	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$616,752	$135,140	$8,966	$126,174
Tax Aware Real Return Fund	2,921,126	166,905	2,775	164,130

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals (Tax Aware Equity Fund).

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax-Exempt Income	Total Distributions Paid
Tax Aware Equity Fund	$7,706	$—	$7,706
Tax Aware Real Return Fund	—	81,317	81,317

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax-Exempt Income	Total Distributions Paid
Tax Aware Equity Fund	$5,693	$—	$5,693
Tax Aware Real Return Fund	—	80,307	80,307

At October 31, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax-Exempt Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$3,057	$—	$(118,781)	$126,174
Tax Aware Real Return Fund	—	5,042	(42,052)	122,030

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation (Tax Aware Equity Fund), wash sale loss deferrals (Tax Aware Equity Fund) and distributions payable (Tax Aware Real Return Fund).

50	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

As of October 31, 2011, the Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2014	2015	2016	2017	2018	2019	Total
Tax Aware Equity Fund	$—	$—	$77,648	$41,133	$—	$—	$118,781
Tax Aware Real Return Fund	16	3,040	1,090	33,950	3,309	647	42,052

During the year ended October 31, 2011, the Tax Aware Equity Fund utilized capital loss carryforwards of approximately $10,080,000.

During the year ended October 31, 2011, the Tax Aware Equity Fund had expired capital loss carryforwards of approximately $5,852,000.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2011. Average borrowings from the Facility for the year ended October 31, 2011, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Tax Aware Real Return Fund	$8,659	3	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliate of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

Tax Aware Real Return Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparties (i.e. decline in a counterparty’s

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivatives instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.D.

8. Business Combinations

In November, 2010, the Board of Trustees of the Trust approved management’s proposal to merge JPMorgan Tax Aware U.S. Equity Fund (the “Target Fund”) into JPMorgan Tax Aware Equity Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Target Fund was approved by the Target Fund’s shareholders at a special meeting of shareholders held on March 16, 2011. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on March 25, 2011. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Institutional Class and Select Class shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, and Class B shareholders of the Target Fund received shares of Class A in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $231,627,000 and identified cost of approximately $159,295,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of March 25, 2011, the Target Fund had undistributed short-term capital gains of approximately $2,226,000.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Tax Aware U.S. Equity Fund				$72,332
Class A	312	$4,968	$15.91
Class B	17	270	15.73
Class C	82	1,275	15.62
Institutional Class	2,959	28,635	9.68
Select Class	12,437	198,020	15.92

Acquiring Fund
Tax Aware Equity Fund				103,449
Class A	3	51	18.44
Class C	3	51	18.44
Institutional Class	27,480	506,910	18.45
Select Class	3	51	18.44

Post Reorganization
Tax Aware Equity Fund				175,781
Class A	287	5,289	18.44
Class C	72	1,326	18.44
Institutional Class	29,033	535,545	18.45
Select Class	10,740	198,071	18.44

Expenses related to reorganization were incurred by the Acquiring Fund.

Assuming the reorganization had been completed on November 1, 2010, the beginning of the annual reporting period, the pro forma results of operations for the year ended October 31, 2011, are as follows (amounts in thousands):

Net investment income (loss)	$9,267
Net realized/unrealized gains (losses)	33,283

Change in net assets resulting from operations	$42,550

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations since March 25, 2011.

52	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Tax Aware Equity Fund (formerly JPMorgan Tax Aware Disciplined Equity Fund) and JPMorgan Tax Aware Real Return Fund (each a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2011

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	53

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

54	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	55

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006; from April 2005 to February 2006, Associate, J.P. Morgan Funds Management.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

56	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2011, and continued to hold your shares at the end of the reporting period, October 31, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
Tax Aware Equity Fund
Class A
Actual	$1,000.00	$914.30	$4.68	0.97%
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class C
Actual	1,000.00	911.80	7.08	1.47
Hypothetical	1,000.00	1,017.80	7.48	1.47
Institutional Class
Actual	1,000.00	915.40	2.66	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Select Class
Actual	1,000.00	915.10	3.48	0.72
Hypothetical	1,000.00	1,021.58	3.67	0.72

Tax Aware Real Return Fund
Class A
Actual	1,000.00	1,012.90	3.81	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class C
Actual	1,000.00	1,009.50	7.09	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Institutional Class
Actual	1,000.00	1,014.00	2.54	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	57

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
Tax Aware Real Return Fund (continued)
Select Class
Actual	$1,000.00	$1,013.40	$3.30	0.65%
Hypothetical	1,000.00	1,021.93	3.31	0.65

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

58	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s ongoing compliance processes and structures. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	59

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for Funds that do not primarily invest in U.S. equities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review

60	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s performance was in the second quintile for Institutional Class shares for the one-, three- and five-year periods ended December 31, 2010 and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Tax Aware Real Return Fund’s performance was in the fourth, fifth and fifth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively. The Trustees noted further that the independent consultant indicated that the Fund’s risk profile was consistent with its investment objectives. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance and noted the difficulty in assigning the Fund a representative peer group given the Fund’s investment strategy.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each

Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s net advisory fee for Class A and Institutional Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Institutional Class shares were in the second and first quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Tax Aware Real Return Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class Shares were in the second and fifth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was- reasonable.

OCTOBER 31, 2011	J.P. MORGAN TAX AWARE FUNDS	61

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended October 31, 2011:

Dividends Received Deduction
Tax Aware Equity Fund	100.00%

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Tax Aware Equity Fund	$7,706
Tax Aware Real Return Fund	81,317

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended October 31, 2011:

Exempt Distributions Paid
Tax Aware Real Return Fund	100.00%

62	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2011

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. October 2011.	AN-TA-1011

Annual Report

J.P. Morgan Country/Region Funds

October 31, 2011

JPMorgan Asia Equity Fund

JPMorgan China Region Fund

JPMorgan India Fund

JPMorgan Intrepid European Fund

JPMorgan Latin America Fund

JPMorgan Russia Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 23, 2011

Dear Shareholder:

Early this year, the U.S. economy appeared to gain some momentum, and investors seemed to have greater confidence in the ability of the U.S. economy to recover from the devastating financial crisis of three years ago.

“Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer.”

By June, however, investors’ confidence quickly waned. Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer. In early August, each of the three major U.S. stock indices experienced its worst one-day performance since December 1, 2008.

Today, investors still appear to lack confidence in the ability of European governments to combat the region’s debt crisis. The continued uncertainty surrounding global economic growth has continued to dampen their appetite for risk, leading to heightened equity market volatility.

On a more positive note, however, recent economic data on auto sales, payroll employment, and manufacturing activity all appear to indicate that the U.S. has avoided a double dip recession — at least for now. That being said, as we look ahead into 2012, European debt concerns and soft economic data are likely to continue to impact our global markets.

European credit woes trigger equity downturn

Uncertainty surrounding the European debt crisis and concerns surrounding slowing economic growth helped trigger a sharp downturn in equities in the third quarter of 2011. This downturn was not enough to erase earlier gains, as the Standard & Poor’s 500 Index (“S&P 500 Index”) finished the 12-month period ended October 31, 2011 at a level of 1,253, an 8.1% increase from 12 months earlier.

Global stock indices followed a similar path, as early gains were reversed by growing anxiety over the European financial crisis and weakness in emerging market economies. As of the end of the 12-month reporting period, the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) had returned -4.1%, while the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes) had returned -7.7% for the same reporting period.

Anxiety over global crisis drives investors to safety

Weak economic growth and a worsening European debt crisis boosted the fixed income market, as investors found retreat in ultra-safe U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 5.0%, the Barclays Capital High Yield Index returned 5.2%, while the Barclays Capital Emerging Markets Index returned 3.8% for the 12-month period ended October 31, 2011.

Amid sluggish economic data and continued euro zone debt concerns, U.S. Treasury securities maturing in 10 years or more soared in price, pushing yields to historic lows. At one point, 10-year U.S. Treasury yields dipped below 2%, the lowest level since the 1940s. The yields on the benchmark 10-year U.S. Treasury dropped from 2.6% 12 months ago to 2.2% as of October 31, 2011. Yields on the 30-year U.S. Treasury also declined, falling from 4.0% to 3.2% as of the end of the 12-month period, while the two-year note was unchanged at 0.3%.

Can policy initiatives provide a measure of relief?

Over the past several months, investors have grappled with U.S. and European political gridlock as well as sovereign debt issues that have provoked fears of escalating contagion in the European debt crisis. This situation remains an ongoing source of concern, and until further efforts are made to stabilize the crisis in that region, we believe investors should expect continued market volatility — particularly in the short run.

Looking forward, however, we believe U.S. stocks may be positioned to grow in 2012, particularly given current valuations and the prospects for growth in corporate earnings. However, this growth will depend on many factors, including policy initiatives, additional monetary stimulus, as well as other efforts to promote stability. Until this occurs, the uncertain climate appears to suggest the need for a balanced investment strategy — including a focus on risk management and a diversified approach to fixed income investing.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2012 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	1

J.P. Morgan Country/Region Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2011

Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support stock prices during the beginning of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in early 2011. This negative mood among investors worsened as the market seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the downgrade of the long-term sovereign credit rating on the U.S. exacerbated this negative sentiment among investors. These factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Stocks rebounded in October 2011 as better-than-expected economic data caused investors to regain their appetite for risk.

Greater China

Stocks in the greater China region, as measured by the MSCI Golden Dragon Index (net of foreign withholding taxes), declined 10.67% for the twelve months ended October 31, 2011. In China, rising inflation led to fears that the Chinese government would raise interest rates too sharply and hurt economic growth. These fears were exacerbated by slowing U.S. economic growth and concerns about contagion from the European debt crisis. Taiwan and Hong Kong equities outperformed Chinese equities during the reporting period.

India

The MSCI India Index (net of foreign withholding taxes) declined 19.99% for the twelve months ended October 31, 2011. Concerns about rising inflation weighed on investor sentiment during the reporting period and caused the prices of Indian stocks to move lower. In addition, the Indian stock market was plagued by allegations of domestic political corruption, as the Indian government announced charges against former government officials.

Europe

The price movements of European stocks largely followed the developments of the region’s unfolding debt crisis. In the end, the MSCI Europe Index (net of foreign withholding taxes) declined 5.24% for the twelve months ended October 31, 2011.

Latin America and Russia

Latin American stocks were hurt by investors growing concerns about inflation during the reporting period. The MSCI Emerging Markets Latin America Index (net of foreign withholding taxes) declined 10.50% for the twelve months ended October 31, 2011. Concerns about slowing global demand for commodities caused Russian stocks to retreat after a strong rally during the first half of the reporting period. The MSCI Russia Index (net of foreign withholding taxes) gained 0.22% for the twelve months ended October 31, 2011.

2	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

JPMorgan Asia Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-15.97%
Morgan Stanley Capital International (“MSCI”)
All Country (“AC”) Asia ex-Japan Index (net of foreign withholding taxes)	-6.76%

Net Assets as of 10/31/2011 (In Thousands)	$1,119,599

INVESTMENT OBJECTIVE**

The JPMorgan Asia Equity Fund (the “Fund”) will seek total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the MSCI AC Asia ex-Japan Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2011. The Fund’s stock selection in China detracted from relative performance, while the Fund’s stock selection in Korea contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in China Yurun Food Group Ltd., Midas Holdings Ltd. and Poly (Hong Kong) Investments Ltd. Shares of meat processor China Yurun Food Group Ltd. declined due to rumors about accounting irregularities at the company. Shares of Midas Holdings Ltd., which provides products for passenger railroad cars in China, declined after several high-profile railroad accidents in China raised concerns that the Chinese government would scale back its production of railroads. Shares of Chinese property company Poly (Hong Kong) Investments Ltd. declined due to concerns about potential defaults and bankruptcies among Chinese property companies.

Individual contributors to relative performance included the Fund’s overweight positions in OCI Co. Ltd., Samsung Engineering Co., Ltd. and Sands China Ltd. OCI Co. Ltd. is a provider of materials used in the solar energy industry. The stock benefited from strong new orders for solar energy panels. Shares of Samsung Engineering Co., Ltd. rose due to new order wins and market share gains. Shares of Sands China Ltd., a casino company, benefited from China’s positive consumption trends, as the company saw its revenue grow due to increased activity in its casinos in Macau.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund finished the reporting period overweight versus the Benchmark in China, Singapore, Thailand and India and underweight versus the Benchmark in Hong Kong and Taiwan.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Astra International Tbk PT (Indonesia)	3.5%
2.	Agricultural Bank of China Ltd., Class H (China)	3.3
3.	Samsung Electronics Co., Ltd. (South Korea)	3.2
4.	United Tractors Tbk PT (Indonesia)	3.0
5.	Mando Corp. (South Korea)	2.8
6.	Samsung Engineering Co., Ltd. (South Korea)	2.7
7.	China Construction Bank Corp., Class H (China)	2.6
8.	Bharti Airtel Ltd. (India)	2.5
9.	Charoen Pokphand Foods PCL (Thailand)	2.4
10.	Overseas Union Enterprise Ltd. (Singapore)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***
China	22.2%
South Korea	19.9
Hong Kong	13.1
India	11.8
Indonesia	9.2
Taiwan	7.8
Singapore	7.2
Thailand	5.2
Short-Term Investment	3.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	3

JPMorgan Asia Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/01
Without Sales Charge		(15.97)%	4.73%	8.94%
With Sales Charge*		(20.37)	3.61	8.35
INSTITUTIONAL CLASS SHARES	6/28/02	(15.63)	5.15	9.35
SELECT CLASS SHARES	6/28/02	(15.74)	5.00	9.20

*	Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (11/1/01 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2001.

Returns for the Select Class and Institutional Class Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Select Class and Institutional Class Shares would have been different than shown because Select Class and Institutional Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Asia Equity Fund, the MSCI All Country Asia ex-Japan Index and the Lipper Pacific ex Japan Funds Index from November 1, 2001 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI All Country Asia ex-Japan Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Pacific ex Japan Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI All Country Asia ex-Japan Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in Asia, excluding Japan. The Lipper Pacific ex Japan Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

JPMorgan China Region Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-15.35%
Morgan Stanley Capital International (“MSCI”) Golden Dragon Index (net of foreign withholding taxes)	-10.67%
MSCI Golden Dragon Index (gross of foreign withholding taxes)	-10.33%

Net Assets as of 10/31/2011 (In Thousands)	$9,834

INVESTMENT OBJECTIVE**

The JPMorgan China Region Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the MSCI Golden Dragon Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2011. The Fund’s overweight versus the Benchmark and stock selection in China detracted from relative performance, while the Fund’s stock selection in Taiwan contributed to relative performance. During the reporting period, the Fund changed its primary benchmark from a version of the Benchmark that is gross of foreign withholding taxes on dividends reinvested to a version of the Benchmark that is net of foreign withholding taxes on dividends reinvested, which more accurately reflects the expenses that an investor investing in the securities included in the Benchmark would incur.

Individual detractors from relative performance included the Fund’s overweight position versus the Benchmark in China Yurun Food Group Ltd. and China Resources Land Ltd. Shares of meat processor China Yurun Food Group Ltd. declined due to rumors about accounting irregularities at the company. Shares of property developer China Resources Land Ltd. declined due to concerns about potential defaults and bankruptcies among Chinese property companies.

The Fund initiated a position in HTC Corp. during the reporting period, which also detracted from relative performance. HTC Corp. provides smartphones that primarily use Google’s android operating system. Following the Fund’s purchase of shares of HTC Corp., the stock declined due to strong sales of Apple Inc.’s new iPhone, a competing product in the smartphone market, and the threat of patent litigation from Apple Inc.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Sands China Ltd., President Chain Store Corp. and Jardine Matheson Holdings Ltd. Shares of Sands China Ltd., a casino company, benefited from China’s positive consumption trends, as the company saw its revenue grow due to increased activity in its casinos in Macau. Shares of Taiwanese convenience store operator President Chain Store Corp. benefited from investor optimism about the company’s revenue prospects as a result of increasing tourism due to improving relations between Taiwan and China. Shares of Jardine Matheson Holdings Ltd., a multinational conglomerate, benefited from strength in the company’s Indonesian motorcycle segment.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom up fundamental approach to stock selection, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund finished the reporting period overweight China, focusing on companies positioned to benefit from industry consolidation, expanding consumption and urbanization.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	6.3%
2.	China Mobile Ltd. (Hong Kong)	5.1
3.	China Construction Bank Corp., Class H (China)	4.8
4.	CNOOC Ltd. (China)	3.5
5.	Cheung Kong Holdings Ltd. (Hong Kong)	3.4
6.	AIA Group Ltd. (Hong Kong)	3.3
7.	Industrial & Commercial Bank of China, Class H (China)	3.2
8.	China Petroleum & Chemical Corp., Class H (China)	2.9
9.	Tencent Holdings Ltd. (China)	2.9
10.	Power Assets Holdings Ltd. (Hong Kong)	2.3

PORTFOLIO COMPOSITION BY COUNTRY***
China	44.5%
Taiwan	28.0
Hong Kong	27.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	5

JPMorgan China Region Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		(15.52)%	16.96%	2.57%
With Sales Charge*		(19.94)	14.87	1.39
CLASS C SHARES	2/28/07
Without CDSC		(15.97)	16.38	2.05
With CDSC**		(16.97)	16.38	2.05
SELECT CLASS SHARES	2/28/07	(15.35)	17.23	2.81

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan China Region Fund, the MSCI Golden Dragon Index and the Lipper China Region Funds Index from February 28, 2007 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Golden Dragon Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the maximum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The performance of the Lipper China Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The Fund’s primary benchmark changed from the MSCI Golden Dragon Index (gross of withholding taxes) to the MSCI Golden Dragon Index (net of withholding taxes) because the Advisor believes the net of withholding taxes version of the index more accurately represents the Fund’s performance. The Lipper China Region Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

JPMorgan India Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-19.08%
Morgan Stanley Capital International (“MSCI”) India Index (net of foreign withholding taxes)	-19.99%

Net Assets as of 10/31/2011 (In Thousands)	$17,714

INVESTMENT OBJECTIVE**

The JPMorgan India Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the MSCI India Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2011.

Individual contributors to relative performance included the Fund’s overweight position in IndusInd Bank Ltd. and underweight position in Unitech Ltd. Shares of IndusInd Bank Ltd., a domestic retail-oriented bank, benefited from the bank’s stable loan portfolio and greater focus on retail loans versus infrastructure loans—many investors feared that infrastructure loans would diminish due to increased federal scrutiny of government spending. On the other hand, Unitech Ltd., India’s second largest property company, was hurt by uncertainty surrounding its ability to develop the significant amount of land that it acquired primarily through debt.

Another contributor to relative performance was the Fund’s overweight position versus the Benchmark in ITC Ltd. Amid the market volatility during the reporting period, the stock benefited from the stable cash flows provided by the consumer staples company’s many operating segments.

Individual detractors from relative performance included the Fund’s overweight position versus the Benchmark in Bharat Heavy Electricals Ltd. and the Fund’s position in Wipro Ltd. Shares of industrial goods provider Bharat Heavy Electricals Ltd. declined due to concerns that increased federal scrutiny of government spending would slow the pace of infrastructure projects. Wipro Ltd. is an information technology company that has U.S. and European corporations as clients. The stock declined due to concerns that slowing economic growth in the U.S. and Europe would negatively impact the company’s earnings.

Another individual detractor from relative performance was the Fund’s underweight position in Hindustan Unilever Ltd., a consumer staples stock that was a relatively strong performer in the Benchmark during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed bottom-up fundamental research, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. They preferred to invest in what they believed were well-managed, leading blue-chip companies with strong and visible earnings profiles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Infosys Ltd.	11.0%
2.	Housing Development Finance Corp., Ltd.	8.8
3.	HDFC Bank Ltd.	8.3
4.	Reliance Industries Ltd.	7.7
5.	ITC Ltd.	5.8
6.	ICICI Bank Ltd.	4.6
7.	Tata Consultancy Services Ltd.	4.5
8.	Bharti Airtel Ltd.	3.4
9.	Mahindra & Mahindra Ltd.	2.6
10.	Tata Motors Ltd.	2.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	31.0%
Information Technology	18.9
Energy	10.2
Materials	9.1
Consumer Discretionary	8.9
Health Care	5.8
Consumer Staples	5.8
Industrials	5.8
Telecommunication Services	3.4
Utilities	1.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	7

JPMorgan India Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/1/07
Without Sales Charge		(19.08)%	22.32%	(0.87)%
With Sales Charge*		(23.34)	20.12	(2.05)
CLASS C SHARES	5/1/07
Without CDSC		(19.46)	21.74	(1.35)
With CDSC**		(20.46)	21.74	(1.35)
SELECT CLASS SHARES	5/1/07	(18.86)	22.61	(0.63)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/1/07 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 1, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan India Fund, the MSCI India Index and the Lipper Emerging Markets Funds Index from May 1, 2007 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI India Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI India Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in India. The Lipper Emerging Markets Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically or economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

JPMorgan Intrepid European Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-5.61%
Morgan Stanley Capital International (“MSCI”) Europe Index (net of foreign withholding taxes)	-5.24%

Net Assets as of 10/31/2011 (In Thousands)	$108,833

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid European Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2011. The Fund’s stock selection and underweight versus the Benchmark in the food beverage and tobacco sector detracted from relative performance, as did the Fund’s stock selection in the materials sector. The Fund’s stock selection and underweight versus the Benchmark in the banks sector contributed to relative performance, as European bank stocks sold off during the reporting period amid concerns about their exposure to peripheral eurozone government bonds. The Fund’s stock selection in the insurance sector also contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight position versus the Benchmark in Asian Bamboo AG, a German company engaged in the cultivation of Chinese bamboo forests, which declined on concerns that slowing economic growth would hurt the company’s earnings. In addition, the Fund participated in the initial public offering of Sevan Drilling ASA., a Norwegian deep water drilling company, establishing an overweight position versus the Benchmark during the reporting period. This position detracted from relative performance as the company’s shares declined amid concerns about debt levels at its parent company, Sevan Marine ASA. The Fund’s underweight position versus the Benchmark in Nestle S.A. also detracted from the Fund’s relative performance, as the Swiss food producer was a relatively strong performer in the Benchmark during the reporting period, supported by its defensive earnings characteristics.

Individual contributors to the Fund’s relative performance included overweight positions versus the Benchmark in Infineon Technologies AG, BowLeven plc and Statoil Fuel & Retail ASA. Shares of Infineon Technologies AG rose after the chipmaker reported strong sales on robust demand for automotive and industrial semiconductors. BowLeven plc, an oil exploration company, and Statoil Fuel & Retail ASA, the gas station and fuel unit recently spun off from Norwegian oil producer Statoil, both benefited from the rising price of oil during the reporting period. Shares of BowLeven plc were further boosted early in the reporting period by investor optimism about drilling results from its well off the coast of Cameroon.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers invested in stocks that they believed were fundamentally sound and attractively valued, as well as fast-growing stocks with strong earnings growth that were supported by positive news. Accordingly, portfolio positions continued to flow from bottom-up stock selection rather than top-down asset allocation decisions.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	9

JPMorgan Intrepid European Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	4.6%
2.	BP plc (United Kingdom)	2.9
3.	British American Tobacco plc (United Kingdom)	2.5
4.	Total S.A. (France)	2.4
5.	SAP AG (Germany)	2.2
6.	Sanofi (France)	2.0
7.	Svenska Handelsbanken AB, Class A (Sweden)	2.0
8.	BG Group plc (United Kingdom)	2.0
9.	ARM Holdings plc (United Kingdom)	1.9
10.	Vodafone Group plc (United Kingdom)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	40.5%
Germany	18.6
France	11.5
Netherlands	8.9
Switzerland	5.7
Spain	3.6
Sweden	3.5
Italy	1.9
Bermuda	1.8
Finland	1.4
Portugal	1.1
Others (each less than 1.0%)	1.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

10	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		(5.61)%	(4.01)%	8.07%
With Sales Charge*		(10.55)	(5.04)	7.48
CLASS B SHARES	11/3/95
Without CDSC		(6.06)	(4.50)	7.58
With CDSC**		(11.06)	(4.98)	7.58
CLASS C SHARES	11/1/98
Without CDSC		(6.07)	(4.49)	7.47
With CDSC***		(7.07)	(4.49)	7.47
INSTITUTIONAL CLASS SHARES	9/10/01	(5.14)	(3.56)	8.64
SELECT CLASS SHARES	9/10/01	(5.37)	(3.77)	8.34

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/01 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, MSCI Europe Index, and Lipper European Region Funds Index from October 31, 2001 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of the funds in the indicated category defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	11

JPMorgan Latin America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-11.90%
Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Latin America Index (net of foreign withholding taxes)	-10.50%

Net Assets as of 10/31/2011 (In Thousands)	$74,235

INVESTMENT OBJECTIVE**

The JPMorgan Latin America Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the MSCI EM Latin America Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2011. The Fund’s stock selection in the materials and energy sectors detracted from the Fund’s relative performance. The Fund’s stock selection in the consumer staples and financials sectors contributed to the Fund’s relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in NII Holdings, Inc., Usinas Siderurgicas de Minas Gerais S.A. (“Usiminas”) and OGX Petroleo e Gas Participacoes S.A. Shares of telecommunications provider NII Holdings, Inc. declined after the company reported disappointing third-quarter results and lowered its earnings outlook for fiscal 2011. Shares of Brazilian steel producer Usiminas declined after the company reported lower third-quarter profit, which was hurt by lower revenue and higher costs for raw materials. OGX Petroleo e Gas Participacoes S.A. is a Brazil-based company focused on oil and natural gas exploration and production in offshore sedimentary basins. The stock declined on investors’ concerns about its oil and gas reserve growth.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Credicorp Ltd., BRF—Brasil Foods S.A. (“Brasil Foods”) and Cia. Hering. Shares of Peruvian financial services company Credicorp Ltd. benefited from the company’s increasing loan portfolio and customer deposits. Shares of poultry exporter Brasil Foods benefited from strong demand for its products. Shares of retail company Cia. Hering rose as consumers bought more of its apparel due to strong economic growth in Brazil.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings against the Benchmark, rigorously researching companies to determine their underlying value and potential for future growth. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the industrials sector and the Fund’s largest underweight versus the Benchmark was in the materials sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	America Movil S.A.B. de C.V., Series L, ADR (Mexico)	4.9%
2.	Cia de Bebidas das Americas, ADR (Brazil)	4.6
3.	Itau Unibanco Holding S.A., ADR (Brazil)	4.2
4.	Credicorp Ltd. (Peru)	4.0
5.	OGX Petroleo e Gas Participacoes S.A. (Brazil)	3.4
6.	Odontoprev S.A. (Brazil)	3.1
7.	Banco Bradesco S.A., ADR (Brazil)	2.8
8.	Cia Hering (Brazil)	2.7
9.	Souza Cruz S.A. (Brazil)	2.5
10.	Banco do Estado do Rio Grande do Sul (Brazil)	2.5

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	64.4%
Mexico	16.7
Peru	5.2
Argentina	2.2
United Kingdom	1.9
Canada	1.5
Chile	1.4
Panama	1.4
United States	1.4
Short Term Investment	3.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

12	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		(11.90)%	27.97%	7.36%
With Sales Charge*		(16.53)	25.67	6.13
CLASS C SHARES	2/28/07
Without CDSC		(12.36)	27.33	6.82
With CDSC**		(13.36)	27.33	6.82
SELECT CLASS SHARES	2/28/07	(11.68)	28.28	7.63

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Latin America Fund, the MSCI EM Latin America Index and the Lipper Latin American Funds Average from February 28, 2007 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI EM Latin America Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Latin American Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets in Latin America. The Lipper Latin American Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	13

JPMorgan Russia Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-20.48%
Morgan Stanley Capital International (“MSCI”) Russia Index (net of foreign withholding taxes)	0.22%

Net Assets as of 10/31/2011 (In Thousands)	$10,576

INVESTMENT OBJECTIVE**

The JPMorgan Russia Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the MSCI Russia Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2011. The Fund’s stock selection in the consumer staples sector detracted the most from its relative performance versus the Benchmark. The Fund’s stock selection and underweight in the energy sector and stock selection in the materials sector also detracted from relative performance. The Fund’s underweight versus the Benchmark in the utilities sector contributed to relative performance.

The largest individual detractor from relative performance was the Fund’s underweight position in Russian energy company Gazprom OAO. The stock benefited from increasing gas sales. Another individual detractor included the Fund’s overweight position versus the Benchmark in CTC Media, Inc. Despite strong operating results, shares of broadcasting and TV company CTC Media, Inc. declined, in part, due to concerns over a major shareholder selling its stake in the company.

Individual contributors to relative performance included the Fund’s underweight positions versus the Benchmark in VTB Bank, as the stock underperformed during the reporting period. The Fund’s overweight position versus the Benchmark in Dragon Oil plc also contributed to relative performance. The stock benefited as the company accelerated its oil production.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings relative to the Benchmark, rigorously researching companies to attempt to determine their underlying value and potential for future growth. As a result of this process, the Fund’s largest overweight was in the consumer staples sector and the Fund’s largest underweight was in the energy sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sberbank of Russia ADR	8.1%
2.	Sberbank of Russia	7.9
3.	Magnit OJSC	7.5
4.	Mobile Telesystems OJSC, ADR	5.5
5.	Tatneft	5.4
6.	Dragon Oil plc	5.2
7.	Sistema JSFC, Reg. S, GDR	4.9
8.	KazMunaiGas Exploration Production, Reg. S, (Kazakhstan), GDR	4.4
9.	DIXY Group OJSC	4.0
10.	CTC Media, Inc.	3.7

PORTFOLIO COMPOSITION BY SECTOR***
Energy	21.7%
Consumer Staples	21.2
Financials	18.5
Telecommunication Services	12.5
Materials	10.8
Consumer Discretionary	5.4
Industrials	3.2
Utilities	2.4
Health Care	1.2
Others (each less than 1.0%)	0.2
Short-Term Investment	2.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

14	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/07
Without Sales Charge		(20.48)%	24.05%	(7.09)%
With Sales Charge*		(24.67)	21.83	(8.16)
CLASS C SHARES	2/28/07
Without CDSC		(20.91)	23.43	(7.56)
With CDSC**		(21.91)	23.43	(7.56)
SELECT CLASS SHARES	2/28/07	(20.29)	24.38	(6.84)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Russia Fund, the MSCI Russia Index and the Lipper Emerging Markets Funds Index from February 28, 2007 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Russia Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Russia Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in Russia. The Lipper Emerging Markets Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	15

JPMorgan Asia Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.2%
	China — 22.1%
82,000	Agricultural Bank of China Ltd., Class H	36,803
32,000	Aluminum Corp. of China Ltd., Class H	17,187
5,500	Anhui Conch Cement Co., Ltd., Class H	19,999
8,000	BBMG Corp., Class H	6,966
40,000	China Construction Bank Corp., Class H	29,389
51,200	China Eastern Airlines Corp., Ltd., Class H (a)	20,144
16,000	China National Building Material Co., Ltd., Class H	20,495
4,849	China ZhengTong Auto Services Holdings Ltd. (a)	5,251
9,000	Intime Department Store Group Co., Ltd.	12,916
6,000	PICC Property & Casualty Co., Ltd., Class H	8,321
2,000	Ping An Insurance Group Co. of China Ltd., Class H	14,833
36,000	Poly Hong Kong Investments Ltd.	18,056
7,000	Sands China Ltd. (a)	21,036
18,000	Sany Heavy Equipment International Holdings Co., Ltd.	15,858

		247,254

	Hong Kong — 13.0%
5,000	AIA Group Ltd.	15,289
7,000	BOC Hong Kong Holdings Ltd.	16,646
14,500	Brilliance China Automotive Holdings Ltd. (a)	15,545
2,000	China Mengniu Dairy Co., Ltd.	6,373
12,000	China Overseas Land & Investment Ltd.	22,205
16,002	China Resources Land Ltd.	23,422
8,700	Galaxy Entertainment Group Ltd. (a)	17,594
8,000	SJM Holdings Ltd.	13,712
2,800	Wharf Holdings Ltd.	14,894

		145,680

	India — 10.9%
4,700	Ambuja Cements Ltd.	14,895
3,500	Bharti Airtel Ltd.	28,022
1,900	HDFC Bank Ltd.	18,943
8,890	Infrastructure Development Finance Co., Ltd.	23,993
5,000	ITC Ltd.	21,802
3,703	Tata Motors Ltd.	14,930

		122,585

	Indonesia — 9.2%
5,000	Astra International Tbk PT	38,554
15,595	Bank Mandiri Tbk PT	12,440
27,274	Bank Negara Indonesia Persero Tbk PT	12,223
8,922	Bank Rakyat Indonesia Persero Tbk PT	6,708
12,000	United Tractors Tbk PT	33,006

		102,931

SHARES	SECURITY DESCRIPTION	VALUE($)

	Singapore — 7.2%
1,350	DBS Group Holdings Ltd.	13,186
3,750	Fraser and Neave Ltd.	18,264
6,800	Keppel Land Ltd.	15,002
30,000	Midas Holdings Ltd.	9,732
13,500	Overseas Union Enterprise Ltd.	24,784

		80,968

	South Korea — 19.8%
15	Amorepacific Corp.	17,000
90	Hyundai Heavy Industries Co., Ltd.	24,045
75	Hyundai Mobis	21,464
105	Hyundai Motor Co.	21,146
200	KT&G Corp.	12,543
515	Lock & Lock Co., Ltd.	16,375
180	Mando Corp.	30,831
200	Samsung C&T Corp.	12,366
41	Samsung Electronics Co., Ltd.	35,467
150	Samsung Engineering Co., Ltd.	30,637

		221,874

	Taiwan — 7.8%
20,000	Advanced Semiconductor Engineering, Inc.	17,673
2,600	Catcher Technology Co., Ltd.	14,486
5,500	Chunghwa Telecom Co., Ltd.	18,401
3,182	Delta Electronics, Inc.	7,482
1,850	President Chain Store Corp.	10,287
1,110	TPK Holding Co., Ltd. (a)	18,588

		86,917

	Thailand — 5.2%
89	Advanced Info Service PCL, NVDR	373
28,000	Charoen Pokphand Foods PCL, Foreign Shares	27,333
26,800	Krung Thai Bank PCL, Foreign Shares	13,123
1,700	Siam Cement PCL, NVDR	17,260

		58,089

	Total Common Stocks (Cost $1,035,613)	1,066,298

Participation Note — 0.9%
	India — 0.9%
3,500	Hindalco Industries Ltd., expiring 12/11/12 (issued through Deutsche Bank AG) (a) (Cost $9,803)	9,772

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.6%
	Investment Company — 3.6%
39,641	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $39,641)	39,641

	Total Investments — 99.7% (Cost $1,085,057)	1,115,711
	Other Assets in Excess of Liabilities — 0.3%	3,888

	NET ASSETS — 100.0%	$1,119,599

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	14.3%
Real Estate Management & Development	8.5
Automobiles	8.2
Construction Materials	7.1
Hotels, Restaurants & Leisure	6.9
Machinery	6.5
Semiconductors & Semiconductor Equipment	4.7
Auto Components	4.7
Insurance	3.4
Metals & Mining	3.3
Tobacco	3.1
Food Products	3.0
Construction & Engineering	2.7
Wireless Telecommunication Services	2.5
Electronic Equipment, Instruments & Components	2.3
Diversified Financial Services	2.1
Airlines	1.8
Diversified Telecommunication Services	1.6
Industrial Conglomerates	1.6
Containers & Packaging	1.5
Personal Products	1.5
Computers & Peripherals	1.3
Multiline Retail	1.2
Trading Companies & Distributors	1.1
Short-Term Investment	3.6
Others (each less than 1.0%)	1.5

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	17

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.1%
	China — 44.4%
90	Agile Property Holdings Ltd.	81
495	Agricultural Bank of China Ltd., Class H	222
158	Aluminum Corp. of China Ltd., Class H	85
26	Anhui Conch Cement Co., Ltd., Class H	93
40	Beijing Jingkelong Co., Ltd., Class H	39
169	China Citic Bank Corp. Ltd., Class H	91
646	China Construction Bank Corp., Class H	474
162	China National Building Material Co., Ltd., Class H	208
48	China Oilfield Services Ltd., Class H	80
38	China Pacific Insurance Group Co., Ltd., Class H	116
300	China Petroleum & Chemical Corp., Class H	284
86	China Shipping Development Co., Ltd., Class H	61
244	China Telecom Corp. Ltd., Class H	151
190	China Vanke Co., Ltd., Class B	212
179	CNOOC Ltd.	338
101	Hidili Industry International Development Ltd.	42
508	Industrial & Commercial Bank of China, Class H	317
100	Intime Department Store Group Co., Ltd.	144
22	Lianhua Supermarket Holdings Co., Ltd., Class H	36
74	Parkson Retail Group Ltd.	94
98	PICC Property & Casualty Co., Ltd., Class H	136
25	Ping An Insurance Group Co. of China Ltd., Class H	185
68	Sands China Ltd. (a)	203
106	Springland International Holdings Ltd.	72
12	Tencent Holdings Ltd.	280
8	Tingyi Cayman Islands Holding Corp.	23
151	Want Want China Holdings Ltd.	140
20	Wynn Macau Ltd.	55
42	Yanzhou Coal Mining Co., Ltd., Class H	104

		4,366

	Hong Kong — 26.8%
105	AIA Group Ltd.	320
44	BOC Hong Kong Holdings Ltd.	104
27	Cheung Kong Holdings Ltd.	330
53	China Mobile Ltd.	502
86	China Overseas Land & Investment Ltd.	159
78	China Resources Gas Group Ltd.	113
49	Hang Lung Properties Ltd.	179
12	Hutchison Whampoa Ltd.	110
3	Jardine Matheson Holdings Ltd.	166
20	Kerry Properties Ltd.	73
12	Orient Overseas International Ltd.	54
30	Power Assets Holdings Ltd.	224
2	Sun Hung Kai Properties Ltd.	28

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — Continued
40	Wharf Holdings Ltd.	211
7	Wing Hang Bank Ltd.	60

		2,633

	Taiwan — 27.9%
191	Advanced Semiconductor Engineering, Inc.	169
14	Asustek Computer, Inc.	98
15	Catcher Technology Co., Ltd.	84
97	China Life Insurance Co., Ltd.	107
62	China Petrochemical Development Corp.	72
13	E Ink Holdings, Inc.	26
224	E.Sun Financial Holding Co., Ltd.	112
46	Formosa Chemicals & Fibre Corp.	133
62	Formosa Plastics Corp.	182
24	Foxconn Technology Co., Ltd.	84
118	Fubon Financial Holding Co., Ltd.	138
5	HTC Corp.	116
24	Kinsus Interconnect Technology Corp.	83
4	Largan Precision Co., Ltd.	92
8	MediaTek, Inc.	84
174	Mega Financial Holding Co., Ltd.	134
52	Oriental Union Chemical Corp.	68
18	President Chain Store Corp.	100
105	Prince Housing & Development Corp.	76
67	Taiwan Cement Corp.	84
253	Taiwan Semiconductor Manufacturing Co., Ltd.	617
5	TPK Holding Co., Ltd. (a)	88

		2,747

	Total Common Stocks (Cost $8,382)	9,746

Investment Company — 0.6%
	Hong Kong — 0.6%
16	BOCI-Prudential - W.I.S.E. - CSI China Tracker Fund (a) (Cost $61)	62

	Total Investments — 99.7% (Cost $8,443)	9,808
	Other Assets in Excess of Liabilities — 0.3%	26

	NET ASSETS — 100.0%	$9,834

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	15.4%
Real Estate Management & Development	13.8
Semiconductors & Semiconductor Equipment	9.7
Insurance	8.8
Oil, Gas & Consumable Fuels	7.4
Wireless Telecommunication Services	5.1
Chemicals	4.6
Construction Materials	3.9
Multiline Retail	3.2
Internet Software & Services	2.9
Industrial Conglomerates	2.8
Computers & Peripherals	2.7

INDUSTRY	PERCENTAGE
Hotels, Restaurants & Leisure	2.6%
Electric Utilities	2.3
Electronic Equipment, Instruments & Components	2.1
Food & Staples Retailing	1.8
Food Products	1.7
Diversified Telecommunication Services	1.5
Diversified Financial Services	1.4
Metals & Mining	1.3
Communications Equipment	1.2
Marine	1.2
Gas Utilities	1.2
Others (each less than 1.0%)	1.4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	19

JPMorgan India Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.9%
	Consumer Discretionary — 8.8%
	Auto Components — 0.8%
54	Exide Industries Ltd.	134

	Automobiles — 8.0%
11	Bajaj Auto Ltd.	389
3	Hero Motocorp Ltd.	134
26	Mahindra & Mahindra Ltd.	458
110	Tata Motors Ltd.	444

		1,425

	Total Consumer Discretionary	1,559

	Consumer Staples — 5.8%
	Tobacco — 5.8%
234	ITC Ltd.	1,020

	Energy — 10.1%
	Oil, Gas & Consumable Fuels — 10.1%
20	Bharat Petroleum Corp., Ltd.	256
75	Reliance Industries Ltd.	1,342
5	Reliance Industries Ltd., GDR (e)	192

	Total Energy	1,790

	Financials — 30.6%
	Commercial Banks — 15.6%
145	HDFC Bank Ltd.	1,445
43	ICICI Bank Ltd.	811
67	IndusInd Bank Ltd.	405
16	Yes Bank Ltd.	103

		2,764

	Consumer Finance — 1.2%
15	Mahindra & Mahindra Financial Services Ltd.	206

	Diversified Financial Services — 4.5%
148	Infrastructure Development Finance Co., Ltd.	400
38	Kotak Mahindra Bank Ltd.	398

		798

	Real Estate Management & Development — 0.6%
23	Oberoi Realty Ltd.	111

	Thrifts & Mortgage Finance — 8.7%
110	Housing Development Finance Corp., Ltd.	1,548

	Total Financials	5,427

	Health Care — 5.8%
	Health Care Equipment & Supplies — 0.7%
24	Opto Circuits India Ltd.	123

	Life Sciences Tools & Services — 0.9%
10	Divi’s Laboratories Ltd.	158

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 4.2%
9	Dr Reddy’s Laboratories Ltd.	305
3	GlaxoSmithKline Pharmaceuticals Ltd.	126
30	Sun Pharmaceutical Industries Ltd.	309

		740

	Total Health Care	1,021

	Industrials — 5.6%
	Building Products — 0.4%
29	Sintex Industries Ltd.	70

	Construction & Engineering — 1.9%
12	Larsen & Toubro Ltd.	346

	Electrical Equipment — 2.3%
65	Bharat Heavy Electricals Ltd.	422

	Machinery — 1.0%
21	Cummins India Ltd.	171

	Total Industrials	1,009

	Information Technology — 18.7%
	IT Services — 18.7%
33	Infosys Ltd.	1,930
5	Infosys Ltd., ADR	309
35	Tata Consultancy Services Ltd.	796
36	Wipro Ltd.	270

	Total Information Technology	3,305

	Materials — 9.0%
	Chemicals — 2.1%
50	Godrej Industries Ltd.	207
3	Grasim Industries Ltd.	174

		381

	Construction Materials — 2.7%
10	ACC Ltd.	245
72	Ambuja Cements Ltd.	228

		473

	Metals & Mining — 4.2%
120	Hindalco Industries Ltd.	331
28	Jindal Steel & Power Ltd.	321
7	JSW Steel Ltd.	93

		745

	Total Materials	1,599

	Telecommunication Services — 3.4%
	Wireless Telecommunication Services — 3.4%
75	Bharti Airtel Ltd.	600

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Utilities — 1.1%
	Independent Power Producers & Energy Traders — 1.1%
52	NTPC Ltd.	191

	Total Investments — 98.9% (Cost $17,674)	17,521
	Other Assets in Excess of Liabilities — 1.1%	193

	NET ASSETS — 100.0%	$17,714

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	21

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Austria — 0.6%
17	Voestalpine AG (m)	599

	Bermuda — 1.8%
8	Golar LNG Ltd. (m)	339
136	Lancashire Holdings Ltd. (m)	1,558

		1,897

	Cyprus — 0.5%
78	ProSafe SE (m)	588

	Finland — 1.4%
48	Nokia OYJ (m)	320
15	Outotec OYJ (m)	677
19	Sampo OYJ, Class A (m)	515

		1,512

	France — 11.4%
106	AXA S.A. (m)	1,713
17	BNP Paribas S.A. (m)	775
39	Credit Agricole S.A. (m)	304
7	LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,217
14	Neopost S.A. (m)	1,090
30	Sanofi (m)	2,159
63	SCOR SE (m)	1,460
16	Societe Generale S.A. (m)	471
50	Total S.A. (m)	2,619
3	Unibail-Rodamco SE (m)	632

		12,440

	Germany — 16.3%
15	Allianz SE (m)	1,672
9	BASF SE (m)	669
16	Bayer AG (m)	1,042
15	Bayerische Motoren Werke AG (m)	1,198
10	Bechtle AG (m)	388
21	Celesio AG (m)	338
265	Commerzbank AG (a) (m)	648
10	Deutsche Bank AG (m)	401
33	Deutsche Wohnen AG (m)	488
55	Drillisch AG (m)	631
44	E.ON AG (m)	1,073
43	Freenet AG (m)	554
15	Fresenius SE & Co. KGaA (m)	1,497
60	Infineon Technologies AG (m)	539
11	Kabel Deutschland Holding AG (a) (m)	621
8	Linde AG (m)	1,311
8	Muenchener Rueckversicherungs AG (m)	1,066
40	SAP AG (m)	2,399
9	Sartorius AG (m)	411

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — continued
202	Sky Deutschland AG (a) (m)	594
7	ThyssenKrupp AG (m)	214

		17,754

	Italy — 1.9%
172	Davide Campari-Milano S.p.A. (m)	1,331
312	Intesa Sanpaolo S.p.A. (m)	550
14	Yoox S.p.A. (a) (m)	198

		2,079

	Netherlands — 8.8%
224	Aegon N.V. (a) (m)	1,067
112	ING Groep N.V. CVA (a) (m)	962
148	Koninklijke Wessanen N.V. (m)	740
139	Royal Dutch Shell plc, Class A (m)	4,940
54	Unilever N.V. CVA (m)	1,871

		9,580

	Norway — 0.5%
251	Sevan Drilling A.S. (a) (m)	200
192	TTS Group ASA (a) (m)	322

		522

	Portugal — 1.1%
34	Galp Energia SGPS S.A., Class B (m)	703
31	Jeronimo Martins SGPS S.A. (m)	526

		1,229

	Spain — 3.5%
75	Banco Bilbao Vizcaya Argentaria S.A. (m)	678
141	Banco Santander S.A. (m)	1,193
66	Repsol YPF S.A. (m)	1,975

		3,846

	Sweden — 3.4%
75	Svenska Handelsbanken AB, Class A (m)	2,142
36	Swedbank AB, Class A (m)	509
52	Tele2 AB, Class B (m)	1,096

		3,747

	Switzerland — 5.7%
17	Cie Financiere Richemont S.A., Class A (m)	968
38	EFG International AG (a) (m)	321
20	Novartis AG (m)	1,148
2	Swatch Group AG (The) (m)	776
36	UBS AG (a) (m)	450
80	Xstrata plc (m)	1,324
5	Zurich Financial Services AG (a) (m)	1,181

		6,168

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	United Kingdom — 40.2%
32	Aggreko plc (m)	878
223	ARM Holdings plc (m)	2,094
77	Associated British Foods plc (m)	1,368
39	AstraZeneca plc (m)	1,853
115	BAE Systems plc (m)	512
316	Barclays plc	981
83	Berkeley Group Holdings plc (a) (m)	1,662
98	BG Group plc (m)	2,129
204	Blinkx plc (a) (m)	491
195	Bovis Homes Group plc (m)	1,471
432	BP plc (m)	3,180
59	British American Tobacco plc (m)	2,717
152	British Land Co. plc (m)	1,244
98	British Sky Broadcasting Group plc (m)	1,105
26	Diageo plc (m)	528
46	GlaxoSmithKline plc (m)	1,037
128	HSBC Holdings plc (m)	1,116
38	Imperial Tobacco Group plc (m)	1,382
435	Legal & General Group plc (m)	766
46	Melrose plc (m)	244
190	Morgan Crucible Co. plc (m)	862
156	National Grid plc (m)	1,550
24	Next plc (m)	993
76	Pearson plc (m)	1,399
138	Persimmon plc (m)	1,098
148	Prudential plc (m)	1,530
24	Rio Tinto plc (m)	1,310
102	Stagecoach Group plc (m)	407
183	Tate & Lyle plc (m)	1,910
101	Tesco plc (m)	648
723	Vodafone Group plc (m)	2,009
55	Weir Group plc (The) (m)	1,682
174	William Hill plc (m)	603
208	WM Morrison Supermarkets plc (m)	1,011

		43,770

	Total Common Stocks (Cost $103,225)	105,731

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stocks — 2.2%
	Germany — 2.2%
6	Hugo Boss AG (m)	595
3	Sartorius AG (m)	153
9	Volkswagen AG (m)	1,596

	Total Preferred Stocks (Cost $2,388)	2,344

	Total Investments — 99.3% (Cost $105,613)	108,075
	Other Assets in Excess of Liabilities — 0.7%	758

	NET ASSETS — 100.0%	$108,833

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Oil, Gas & Consumable Fuels	14.7%
Insurance	11.6
Commercial Banks	8.7
Pharmaceuticals	6.7
Food Products	5.5
Household Durables	3.9
Tobacco	3.8
Media	3.4
Textiles, Apparel & Luxury Goods	3.3
Metals & Mining	3.2
Wireless Telecommunication Services	3.0
Machinery	2.9
Automobiles	2.6
Semiconductors & Semiconductor Equipment	2.4
Software	2.2
Food & Staples Retailing	2.0
Chemicals	1.8
Real Estate Investment Trusts (REITs)	1.7
Beverages	1.7
Health Care Providers & Services	1.7
Multi-Utilities	1.4
Capital Markets	1.1
Diversified Telecommunication Services	1.0
Office Electronics	1.0
Electric Utilities	1.0
Others (each less than 1.0%)	7.7

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	23

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 80.5%
	Argentina — 2.2%
36	Tenaris S.A., ADR (m)	1,145
19	Ternium S.A., ADR (m)	469

		1,614

	Brazil — 48.8%
67	All America Latina Logistica S.A. (m)	337
115	Banco Bradesco S.A., ADR (m)	2,100
125	BM&FBovespa S.A. (m)	752
96	BR Malls Participacoes S.A. (m)	1,048
158	Brasil Brokers Participacoes S.A. (m)	639
147	Brasil Insurance Participacoes e Administracao S.A. (m)	1,430
64	BRF — Brasil Foods S.A. (m)	1,319
64	BRF — Brasil Foods S.A., ADR (m)	1,349
46	CCR S.A. (m)	1,273
90	Cia Hering (m)	2,016
98	Duratex S.A. (m)	540
29	EDP — Energias do Brasil S.A. (m)	626
32	Estacio Participacoes S.A. (m)	374
93	Iochpe-Maxion S.A. (m)	1,321
60	Light S.A. (m)	941
119	Localiza Rent A Car S.A. (m)	1,781
52	Lojas Renner S.A. (m)	1,586
74	Marisa Lojas S.A. (m)	1,023
116	Mills Estruturas e Servicos de Engenharia S.A. (m)	1,188
206	MRV Engenharia e Participacoes S.A. (m)	1,461
56	Multiplus S.A. (m)	951
147	Odontoprev S.A. (m)	2,320
299	OGX Petroleo e Gas Participacoes S.A. (a) (m)	2,504
4	OSX Brasil S.A. (a) (m)	872
246	PDG Realty S.A. Empreendimentos e Participacoes (m)	1,085
150	Souza Cruz S.A. (m)	1,859
51	Telefonica Brasil S.A., ADR (m)	1,475
62	Totvs S.A. (m)	1,033
18	Weg S.A. (m)	197
55	Wilson Sons Ltd. BDR (m)	790

		36,190

	Canada — 1.5%
47	Pacific Rubiales Energy Corp. (m)	1,093

	Chile — 1.4%
111	E-CL S.A. (m)	304
81	S.A.C.I. Falabella (m)	760

		1,064

SHARES	SECURITY DESCRIPTION	VALUE($)

	Mexico — 16.7%
65	Alfa S.A.B. de C.V., Class A (m)	748
142	America Movil S.A.B. de C.V., Series L, ADR (m)	3,612
1	Cemex S.A.B. de C.V., ADR (a) (m)	5
1,179	Compartamos S.A.B. de C.V. (m)	1,823
26	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	1,750
20	Grupo Aeroportuario del Sureste S.A.B de C.V., ADR (m)	1,142
230	Grupo Financiero Banorte S.A.B. de C.V., Class O (m)	784
438	Mexichem S.A.B. de C.V. (m)	1,511
43	NII Holdings, Inc. (a) (m)	1,020

		12,395

	Panama — 1.4%
15	Copa Holdings S.A., Class A (m)	1,035

	Peru — 5.2%
27	Credicorp Ltd. (m)	2,937
35	Intergroup Financial Services Corp. (m)	954

		3,891

	United Kingdom — 1.9%
76	Antofagasta plc (m)	1,418

	United States — 1.4%
24	First Cash Financial Services, Inc. (a) (m)	1,013

	Total Common Stocks (Cost $58,866)	59,713

Preferred Stocks — 15.6%
	Brazil — 15.6%
122	Banco ABC Brasil S.A. (m)	816
49	Banco Bradesco S.A. (m)	884
176	Banco do Estado do Rio Grande do Sul (m)	1,855
100	Cia de Bebidas das Americas, ADR (m)	3,374
42	Gerdau S.A. (m)	379
163	Itau Unibanco Holding S.A., ADR (m)	3,122
182	Randon Participacoes S.A. (m)	1,163

	Total Preferred Stocks (Cost $10,952)	11,593

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.8%
	Investment Company — 3.8%
2,852	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $2,852)	2,852

	Total Investments — 99.9% (Cost $72,670)	74,158
	Other Assets in Excess of Liabilities — 0.1%	77

	NET ASSETS — 100.0%	$74,235

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	16.9%
Beverages	6.9
Wireless Telecommunication Services	6.3
Oil, Gas & Consumable Fuels	4.9
Multiline Retail	4.5
Transportation Infrastructure	4.3
Consumer Finance	3.8
Food Products	3.6
Machinery	3.6
Household Durables	3.4
Health Care Providers & Services	3.1
Metals & Mining	3.1
Road & Rail	2.9
Energy Equipment & Services	2.7
Specialty Retail	2.7
Electric Utilities	2.5
Tobacco	2.5
Diversified Financial Services	2.3
Real Estate Management & Development	2.3
Chemicals	2.0
Diversified Telecommunication Services	2.0
Insurance	1.9
Trading Companies & Distributors	1.6
Airlines	1.4
Software	1.4
Commercial Services & Supplies	1.3
Industrial Conglomerates	1.0
Short-Term Investment	3.8
Others (each less than 1.0%)	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	25

JPMorgan Russia Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.7%
	Consumer Discretionary — 5.4%
	Automobiles — 1.5%
12	Sollers OJSC (a) (f) (i)	158

	Media — 3.9%
34	CTC Media, Inc. (m)	387
28	RBC OJSC (a) (m)	20

		407

	Total Consumer Discretionary	565

	Consumer Staples — 21.0%
	Food & Staples Retailing — 13.9%
40	DIXY Group OJSC (a) (m)	415
7	Magnit OJSC (m)	782
9	X5 Retail Group N.V., Reg. S, GDR (a) (m)	267

		1,464

	Food Products — 4.4%
18	Cherkizovo Group OJSC, Reg. S, GDR (a) (m)	253
1	Kernel Holding S.A., (Ukraine) (a) (m)	22
24	Ros Agro plc, (Cyprus), GDR (a) (e) (m)	194

		469

	Personal Products — 2.7%
7	Oriflame Cosmetics S.A., (Luxembourg) (m)	287

	Total Consumer Staples	2,220

	Energy — 21.5%
	Energy Equipment & Services — 1.5%
7	Eurasia Drilling Co., Ltd., Reg. S, (Cyprus), GDR (m)	163

	Oil, Gas & Consumable Fuels — 20.0%
5	BMB Munai, Inc., (Kazakhstan) (m)	1
61	Dragon Oil plc, (Ireland) (m)	540
27	KazMunaiGas Exploration Production, Reg. S, (Kazakhstan), GDR (m)	459
7	Lukoil OAO, ADR (m)	382
19	Tatneft, ADR (m)	570
36	Urals Energy pcl, (Cyprus) (a) (m)	4
18	Zhaikmunai LP, Reg. S, (Kazakhstan), GDR (a) (m)	151

		2,107

	Total Energy	2,270

	Financials — 18.3%
	Commercial Banks — 18.1%
33	Bank St. Petersburg OJSC (a) (m)	111
23	Halyk Savings Bank of Kazakhstan JSC, Reg. S, (Kazakhstan), GDR (a) (m)	138
310	Sberbank of Russia (m)	827

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
78	Sberbank of Russia, ADR (a) (m)	850

		1,926

	Real Estate Management & Development — 0.2%
45	HALS-Development JSC, Reg. S, GDR (a) (m)	24

	Total Financials	1,950

	Health Care — 1.2%
	Pharmaceuticals — 1.2%
4	Veropharm (m)	125

	Industrials — 3.2%
	Construction & Engineering — 3.2%
59	Mostotrest (f) (i)	340

	Information Technology — 0.2%
	Communications Equipment — 0.2%
42	Sitronics, Reg. S, GDR (a) (f) (i)	25

	Materials — 9.1%
	Construction Materials — 0.1%
24	Steppe Cement Ltd., (Malaysia) (a) (m)	13

	Metals & Mining — 9.0%
16	Chelyabinsk Zinc Plant, GDR (a) (m)	47
45	Magnitogorsk Iron & Steel Works, Reg. S, GDR (m)	274
10	Mechel OAO, ADR (m)	49
11	MMC Norilsk Nickel OJSC, ADR (m)	206
13	Novolipetsk Steel OJSC, Reg. S, GDR (m)	363
19	Orsu Metals Corp., (United Kingdom) (a) (m)	3
3	Polyus Gold International Ltd., (United Kingdom), GDR (a) (m)	8

		950

	Total Materials	963

	Telecommunication Services — 12.4%
	Wireless Telecommunication Services — 12.4%
34	Mobile Telesystems OJSC (m)	216
41	Mobile Telesystems OJSC, ADR (m)	580
30	Sistema JSFC, Reg. S, GDR (m)	513

	Total Telecommunication Services	1,309

	Utilities — 2.4%
	Electric Utilities — 2.4%
2,094	IDGC Holding JSC (a) (m)	194
135	Lenenergo OAO (a) (m)	56

	Total Utilities	250

	Total Common Stocks (Cost $7,836)	10,017

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stock — 1.6%
	Materials — 1.6%
	Metals & Mining — 1.6%
19	Mechel OAO, (Russia) (m) (Cost $336)	169

Short-Term Investment — 2.8%
	Investment Company — 2.8%
300	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $300)	300

	Total Investments — 99.1% (Cost $8,472)	10,486
	Other Assets in Excess of Liabilities — 0.9%	90

	NET ASSETS — 100.0%	$10,576

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	27

J.P. Morgan Country/Region Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:

AS OF OCTOBER 31, 2011

ADR	— American Depositary Receipt
BDR	— Brazilian Depository Receipt
CVA	— Dutch Certification
GDR	— Global Depositary Receipt
NVDR	— Non Voting Depository Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Fund	Value	Percentage
	Russia Fund	$523	5.0%

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of October 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the financial statements are as follows (amounts in thousands):

Fund	Value	Percentage
Asia Equity Fund	$1,066,298	95.6%
China Region Fund	9,808	100.0
India Fund	17,213	98.2
Intrepid European Fund	108,075	100.0
Latin America Fund	1,418	1.9
Russia Fund	8,486	80.9

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011

(Amounts in thousands, except per share amounts)

	Asia Equity Fund	China Region Fund		India Fund
ASSETS:
Investments in non-affiliates, at value	$1,076,070	$9,808		$17,521
Investments in affiliates, at value	39,641	—		—

Total investment securities, at value	1,115,711	9,808		17,521
Cash	—	—		293
Foreign currency, at value	12,963	269		—
Receivables:
Investment securities sold	8,808	16		—
Fund shares sold	791	50		42
Interest and dividends from non-affiliates	613	7		2
Dividends from affiliates	3	—		—

Total Assets	1,138,889	10,150		17,858

LIABILITIES:
Payables:
Due to custodian	—	96		—
Investment securities purchased	15,630	121		—
Fund shares redeemed	1,665	—		75
Accrued liabilities:
Investment advisory fees	901	7		9
Administration fees	81	—	(b)	—	(b)
Shareholder servicing fees	211	1		3
Distribution fees	3	2		5
Custodian and accounting fees	664	35		30
Trustees’ and Chief Compliance Officer’s fees	1	—	(b)	—	(b)
Transfer agent fees	21	6		7
Audit fees	19	32		1
Registration fees	11	13		10
Other	83	3		4

Total Liabilities	19,290	316		144

Net Assets	$1,119,599	$9,834		$17,714

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

	Asia Equity Fund	China Region Fund	India Fund
NET ASSETS:
Paid in capital	$1,151,997	$22,188	$39,277
Accumulated undistributed (distributions in excess of) net investment income	24	70	(1)
Accumulated net realized gains (losses)	(63,101)	(13,792)	(21,409)
Net unrealized appreciation (depreciation)	30,679	1,368	(153)

Total Net Assets	$1,119,599	$9,834	$17,714

Net Assets:
Class A	$15,249	$3,590	$9,187
Class C	—	1,875	4,749
Institutional Class	133,387	—	—
Select Class	970,963	4,369	3,778

Total	$1,119,599	$9,834	$17,714

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	492	216	637
Class C	—	115	337
Institutional Class	4,239	—	—
Select Class	31,005	261	259

Net Asset Value (a):
Class A — Redemption price per share	$30.98	$16.64	$14.42
Class C — Offering price per share (c)	—	16.31	14.11
Institutional Class — Offering and redemption price per share	31.46	—	—
Select Class — Offering and redemption price per share	31.32	16.75	14.58
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$32.70	$17.56	$15.22

Cost of investments in non-affiliates	$1,045,416	$8,443	$17,674
Cost of investments in affiliates	39,641	—	—
Cost of foreign currency	12,956	266	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Amount rounds to less than $1,000.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid European Fund		Latin America Fund		Russia Fund
ASSETS:
Investments in non-affiliates, at value	$108,075		$71,306		$10,186
Investments in affiliates, at value	—		2,852		300

Total investment securities, at value	108,075		74,158		10,486
Cash	—		90		63
Foreign currency, at value	—		30		6
Receivables:
Investment securities sold	9,703		—		9
Fund shares sold	233		521		135
Interest and dividends from non-affiliates	75		179		6
Dividends from affiliates	—	(b)	—	(b)	1
Tax reclaims	221		—		—

Total Assets	118,307		74,978		10,706

LIABILITIES:
Payables:
Due to custodian	440		—		—
Investment securities purchased	8,510		541		—
Fund shares redeemed	201		22		40
Accrued liabilities:
Investment advisory fees	58		43		6
Administration fees	12		5		—	(b)
Shareholder servicing fees	21		15		2
Distribution fees	24		4		4
Custodian and accounting fees	63		47		23
Trustees’ and Chief Compliance Officer’s fees	—	(b)	—	(b)	—	(b)
Transfer agent fees	70		13		8
Audit fees	33		37		31
Registration fees	—		12		13
Other	42		4		3

Total Liabilities	9,474		743		130

Net Assets	$108,833		$74,235		$10,576

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

	Intrepid European Fund	Latin America Fund	Russia Fund
NET ASSETS:
Paid in capital	$324,547	$80,442	$10,160
Accumulated undistributed (distributions in excess of) net investment income	2,807	(172)	(42)
Accumulated net realized gains (losses)	(220,993)	(7,528)	(1,556)
Net unrealized appreciation (depreciation)	2,472	1,493	2,014

Total Net Assets	$108,833	$74,235	$10,576

Net Assets:
Class A	$61,113	$11,297	$3,909
Class B	6,573	—	—
Class C	11,605	3,522	4,853
Institutional Class	11,913	—	—
Select Class	17,629	59,416	1,814

Total	$108,833	$74,235	$10,576

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,599	598	379
Class B	426	—	—
Class C	757	188	482
Institutional Class	684	—	—
Select Class	1,023	3,131	174

Net Asset Value (a):
Class A — Redemption price per share	$16.98	$18.88	$10.30
Class B — Offering price per share (c)	15.43	—	—
Class C — Offering price per share (c)	15.33	18.72	10.07
Institutional Class — Offering and redemption price per share	17.42	—	—
Select Class — Offering and redemption price per share	17.24	18.98	10.42
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.92	$19.93	$10.87

Cost of investments in non-affiliates	$105,613	$69,818	$8,172
Cost of investments in affiliates	—	2,852	300
Cost of foreign currency	—	30	6

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Amount rounds to less than $1,000.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2011

(Amounts in thousands)

	Asia Equity Fund	China Region Fund	India Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$26,105	$375	$287
Interest income from affiliates	3	—	—
Dividend income from affiliates	53	—	—
Foreign taxes withheld	(2,444)	(39)	—

Total investment income	23,717	336	287

EXPENSES:
Investment advisory fees	14,065	165	287
Administration fees	1,252	12	20
Distribution fees:
Class A	43	11	30
Class C	—	17	50
Shareholder servicing fees:
Class A	43	11	30
Class C	—	6	17
Institutional Class	214	—	—
Select Class	2,937	16	11
Custodian and accounting fees	1,166	105	100
Interest expense to affiliates	96	1	— (a)
Professional fees	65	60	79
Trustees’ and Chief Compliance Officer’s fees	11	— (a)	— (a)
Printing and mailing costs	53	5	6
Registration and filing fees	38	33	33
Transfer agent fees	12	17	33
Other	11	6	6

Total expenses	20,006	465	702

Less amounts waived	(123)	(160)	(220)
Less expense reimbursements	—	(45)	—

Net expenses	19,883	260	482

Net investment income (loss)	3,834	76	(195)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	175,700	542	(634)
Foreign currency transactions	506	(6)	(19)

Net realized gain (loss)	176,206	536	(653)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(417,656)	(2,668)	(4,244)
Foreign currency translations	(148)	3	(1)

Change in net unrealized appreciation (depreciation)	(417,804)	(2,665)	(4,245)

Net realized/unrealized gains (losses)	(241,598)	(2,129)	(4,898)

Change in net assets resulting from operations	$(237,764)	$(2,053)	$(5,093)

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

	Intrepid European Fund	Latin America Fund	Russia Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,425	$1,873	$455
Dividend income from affiliates	2	3	1
Income from securities lending (net)	13	—	—
Foreign taxes withheld	(449)	(7)	(10)

Total investment income	3,991	1,869	446

EXPENSES:
Investment advisory fees	883	717	294
Administration fees	121	63	21
Distribution fees:
Class A	194	35	24
Class B	64	—	—
Class C	113	33	53
Shareholder servicing fees:
Class A	194	35	24
Class B	21	—	—
Class C	38	11	18
Institutional Class	14	—	—
Select Class	52	133	17
Custodian and accounting fees	217	132	94
Interest expense to affiliates	3	1	2
Professional fees	62	66	58
Trustees’ and Chief Compliance Officer’s fees	1	1	— (a)
Printing and mailing costs	45	6	5
Registration and filing fees	55	38	38
Transfer agent fees	173	47	38
Other	11	8	6

Total expenses	2,261	1,326	692

Less amounts waived	(244)	(83)	(203)

Net expenses	2,017	1,243	489

Net investment income (loss)	1,974	626	(43)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	9,051	(3,376)	2,001
Payment by affiliate (See Note 3)	1	—	—
Futures	(1,618)	—	—
Foreign currency transactions	(238)	(363)	(5)

Net realized gain (loss)	7,196	(3,739)	1,996

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(14,716)	(5,954)	(5,852)
Futures	(9)	—	—
Foreign currency translations	(3)	5	— (a)

Change in net unrealized appreciation (depreciation)	(14,728)	(5,949)	(5,852)

Net realized/unrealized gains (losses)	(7,532)	(9,688)	(3,856)

Change in net assets resulting from operations	$(5,558)	$(9,062)	$(3,899)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Asia Equity Fund		China Region Fund		India Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,834	$(749)	$76	$35	$(195)	$(144)
Net realized gain (loss)	176,206	188,950	536	1,049	(653)	67
Change in net unrealized appreciation (depreciation)	(417,804)	216,473	(2,665)	1,119	(4,245)	5,985

Change in net assets resulting from operations	(237,764)	404,674	(2,053)	2,203	(5,093)	5,908

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	—	(8)	(21)	—	—
Class C
From net investment income	—	—	—	(12)	—	—
Class R5 (a)
From net investment income	—	—	—	(1)	—	—
Institutional Class
From net investment income	(866)	—	—	—	—	—
Select Class
From net investment income	(2,812)	—	(28)	(40)	—	—

Total distributions to shareholders	(3,679)	—	(36)	(74)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(447,996)	(436,872)	(1,833)	(3,393)	(2,506)	5,922

NET ASSETS:
Change in net assets	(689,439)	(32,198)	(3,922)	(1,264)	(7,599)	11,830
Beginning of period	1,809,038	1,841,236	13,756	15,020	25,313	13,483

End of period	$1,119,599	$1,809,038	$9,834	$13,756	$17,714	$25,313

Accumulated undistributed (distributions in excess of) net investment income	$24	$(885)	$70	$36	$(1)	$(1)

(a)	Class R5 Shares liquidated on June 14, 2010 for China Region Fund and India Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

	Intrepid European Fund		Latin America Fund		Russia Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,974	$2,045	$626	$(35)	$(43)	$(132)
Net realized gain (loss)	7,196	14,806	(3,739)	964	1,996	1,107
Change in net unrealized appreciation (depreciation)	(14,728)	(4,671)	(5,949)	4,853	(5,852)	4,871

Change in net assets resulting from operations	(5,558)	12,180	(9,062)	5,782	(3,899)	5,846

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,341)	(2,370)	—	(231)	—	—
Class B
From net investment income	(112)	(236)	—	—	—	—
Class C
From net investment income	(206)	(417)	—	(65)	—	—
Class R5 (a)
From net investment income	—	—	—	(4)	—	—
Institutional Class
From net investment income	(277)	(1,089)	—	—	—	—
Select Class
From net investment income	(354)	(840)	—	(122)	—	—

Total distributions to shareholders	(2,290)	(4,952)	—	(422)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(36,033)	(77,693)	25,505	39,549	(10,317)	(3,923)

NET ASSETS:
Change in net assets	(43,881)	(70,465)	16,443	44,909	(14,216)	1,923
Beginning of period	152,714	223,179	57,792	12,883	24,792	22,869

End of period	$108,833	$152,714	$74,235	$57,792	$10,576	$24,792

Accumulated undistributed (distributions in excess of) net investment income	$2,807	$1,247	$(172)	$(532)	$(42)	$(44)

(a)	Class R5 Shares liquidated on June 14, 2010 for Latin America Fund and Russia Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Asia Equity Fund		China Region Fund		India Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,046	$3,370	$1,851	$1,672	$5,253	$8,657
Dividends and distributions reinvested	1	—	8	19	—	—
Cost of shares redeemed	(8,426)	(6,845)	(2,024)	(2,845)	(7,202)	(4,386)
Redemption fees	— (a)	— (a)	1	3	7	5

Change in net assets from Class A capital transactions	$(379)	$(3,475)	$(164)	$(1,151)	$(1,942)	$4,276

Class C
Proceeds from shares issued	$—	$—	$579	$1,349	$2,701	$3,937
Dividends and distributions reinvested	—	—	—	10	—	—
Cost of shares redeemed	—	—	(625)	(2,472)	(3,713)	(2,119)
Redemption fees	—	—	— (a)	2	4	3

Change in net assets from Class C capital transactions	$—	$—	$(46)	$(1,111)	$(1,008)	$1,821

Class R5 (b)
Dividends and distributions reinvested	$—	$—	$—	$1	$—	$—
Cost of shares redeemed	—	—	—	(111)	—	(96)
Redemption fees	—	—	—	— (a)	—	— (a)

Change in net assets from Class R5 capital transactions	$—	$—	$—	$(110)	$—	$(96)

Institutional Class
Proceeds from shares issued	$85,567	$64,280	$—	$—	$—	$—
Dividends and distributions reinvested	1	—	—	—	—	—
Cost of shares redeemed	(179,786)	(149,604)	—	—	—	—
Redemption fees	1	1	—	—	—	—

Change in net assets from Institutional Class capital transactions	$(94,217)	$(85,323)	$—	$—	$—	$—

Select Class
Proceeds from shares issued	$483,671	$265,294	$1,667	$1,678	$2,390	$2,978
Dividends and distributions reinvested	34	—	3	4	—	—
Cost of shares redeemed	(837,111)	(613,374)	(3,294)	(2,706)	(1,948)	(3,059)
Redemption fees	6	6	1	3	2	2

Change in net assets from Select Class capital transactions	$(353,400)	$(348,074)	$(1,623)	$(1,021)	$444	$(79)

Total change in net assets from capital transactions	$(447,996)	$(436,872)	$(1,833)	$(3,393)	$(2,506)	$5,922

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

	Asia Equity Fund		China Region Fund		India Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	228	107	93	95	316	555
Reinvested	— (a)	—	1	1	—	—
Redeemed	(240)	(220)	(105)	(166)	(458)	(309)

Change in Class A Shares	(12)	(113)	(11)	(70)	(142)	246

Class C
Issued	—	—	30	78	165	259
Reinvested	—	—	—	— (a)	—	—
Redeemed	—	—	(33)	(147)	(239)	(153)

Change in Class C Shares	—	—	(3)	(69)	(74)	106

Class R5 (b)
Reinvested	—	—	—	— (a)	—	—
Redeemed	—	—	—	(7)	—	(7)

Change in Class R5 Shares	—	—	—	(7)	—	(7)

Institutional Class
Issued	2,254	1,956	—	—	—	—
Reinvested	— (a)	—	—	—	—	—
Redeemed	(5,048)	(4,883)	—	—	—	—

Change in Institutional Class Shares	(2,794)	(2,927)	—	—	—	—

Select Class
Issued	13,224	8,610	82	101	145	200
Reinvested	1	—	— (a)	— (a)	—	—
Redeemed	(23,234)	(19,614)	(173)	(159)	(121)	(209)

Change in Select Class Shares	(10,009)	(11,004)	(91)	(58)	24	(9)

(a)	Amount rounds to less than 1,000 (Shares or dollars).
(b)	Class R5 Shares liquidated on June 14, 2010 for China Region Fund and India Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid European Fund		Latin America Fund		Russia Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,433	$8,839	$11,555	$12,854	$5,269	$10,050
Dividends and distributions reinvested	1,264	2,211	—	197	—	—
Cost of shares redeemed	(30,256)	(43,698)	(10,350)	(9,497)	(12,467)	(11,633)
Redemption fees	1	6	12	13	6	14

Change in net assets from Class A capital transactions	$(23,558)	$(32,642)	$1,217	$3,567	$(7,192)	$(1,569)

Class B
Proceeds from shares issued	$52	$106	$—	$—	$—	$—
Dividends and distributions reinvested	101	206	—	—	—	—
Cost of shares redeemed	(3,054)	(4,243)	—	—	—	—
Redemption fees	— (a)	1	—	—	—	—

Change in net assets from Class B capital transactions	$(2,901)	$(3,930)	$—	$—	$—	$—

Class C
Proceeds from shares issued	$490	$887	$2,544	$2,620	$1,843	$3,454
Dividends and distributions reinvested	156	327	—	56	—	—
Cost of shares redeemed	(6,092)	(7,720)	(2,428)	(2,056)	(2,844)	(3,102)
Redemption fees	— (a)	1	4	4	3	8

Change in net assets from Class C capital transactions	$(5,446)	$(6,505)	$120	$624	$(998)	$360

Class R5 (b)
Dividends and distributions reinvested	$—	$—	$—	$4	$—	$—
Cost of shares redeemed	—	—	—	(128)	—	(73)
Redemption fees	—	—	—	— (a)	—	— (a)

Change in net assets from Class R5 capital transactions	$—	$—	$—	$(124)	$—	$(73)

Institutional Class
Proceeds from shares issued	$531	$9,708	$—	$—	$—	$—
Dividends and distributions reinvested	247	581	—	—	—	—
Cost of shares redeemed	(1,199)	(30,125)	—	—	—	—
Redemption fees	— (a)	1	—	—	—	—

Change in net assets from Institutional Class capital transactions	$(421)	$(19,835)	$—	$—	$—	$—

Select Class
Proceeds from shares issued	$4,323	$7,277	$35,361	$39,996	$4,690	$3,282
Dividends and distributions reinvested	88	162	—	98	—	—
Cost of shares redeemed	(8,118)	(22,222)	(11,231)	(4,619)	(6,820)	(5,930)
Redemption fees	— (a)	2	38	7	3	7

Change in net assets from Select Class capital transactions	$(3,707)	$(14,781)	$24,168	$35,482	$(2,127)	$(2,641)

Total change in net assets from capital transactions	$(36,033)	$(77,693)	$25,505	$39,549	$(10,317)	$(3,923)

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

	Intrepid European Fund		Latin America Fund		Russia Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	293	515	557	686	380	882
Reinvested	69	129	—	11	—	—
Redeemed	(1,624)	(2,604)	(529)	(542)	(915)	(1,117)

Change in Class A Shares	(1,262)	(1,960)	28	155	(535)	(235)

Class B
Issued	3	7	—	—	—	—
Reinvested	6	12	—	—	—	—
Redeemed	(179)	(277)	—	—	—	—

Change in Class B Shares	(170)	(258)	—	—	—	—

Class C
Issued	29	56	121	140	141	311
Reinvested	9	21	—	3	—	—
Redeemed	(362)	(505)	(123)	(114)	(219)	(296)

Change in Class C Shares	(324)	(428)	(2)	29	(78)	15

Class R5 (b)
Reinvested	—	—	—	— (a)	—	—
Redeemed	—	—	—	(7)	—	(7)

Change in Class R5 Shares	—	—	—	(7)	—	(7)

Institutional Class
Issued	27	520	—	—	—	—
Reinvested	13	34	—	—	—	—
Redeemed	(64)	(1,798)	—	—	—	—

Change in Institutional Class Shares	(24)	(1,244)	—	—	—	—

Select Class
Issued	227	432	1,767	1,937	338	286
Reinvested	5	9	—	6	—	—
Redeemed	(439)	(1,320)	(569)	(230)	(611)	(523)

Change in Select Class Shares	(207)	(879)	1,198	1,713	(273)	(237)

(a)	Amount rounds to less than 1,000 (shares or dollars) .
(b)	Class R5 Shares liquidated on June 14, 2010 for Latin America Fund and Russia Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Asia Equity Fund
Class A
Year Ended October 31, 2011	$36.87	$0.03	(c)	$(5.92)	$(5.89)	$— (d)	$—	$— (d)	$—	(d)
Year Ended October 31, 2010	29.19	(0.10	)(c)	7.78	7.68	—	—	—	—	(d)
Year Ended October 31, 2009	17.56	0.01	(c)	11.63	11.64	(0.01)	—	(0.01)	—	(d)
Year Ended October 31, 2008	48.39	(0.04	)(c)	(28.75)	(28.79)	(0.04)	(2.00)	(2.04)	—	(d)
Year Ended October 31, 2007	26.43	0.02	(c)	22.49	22.51	(0.06)	(0.49)	(0.55)	—	(d)

Institutional Class
Year Ended October 31, 2011	37.41	0.14	(c)	(5.97)	(5.83)	(0.12)	—	(0.12)	—	(d)
Year Ended October 31, 2010	29.49	0.03	(c)	7.89	7.92	—	—	—	—	(d)
Year Ended October 31, 2009	17.81	0.08	(c)	11.76	11.84	(0.16)	—	(0.16)	—	(d)
Year Ended October 31, 2008	48.96	0.11	(c)	(29.12)	(29.01)	(0.14)	(2.00)	(2.14)	—	(d)
Year Ended October 31, 2007	26.72	0.14	(c)	22.74	22.88	(0.15)	(0.49)	(0.64)	—	(d)

Select Class
Year Ended October 31, 2011	37.24	0.09	(c)	(5.94)	(5.85)	(0.07)	—	(0.07)	—	(d)
Year Ended October 31, 2010	29.40	(0.02	)(c)	7.86	7.84	—	—	—	—	(d)
Year Ended October 31, 2009	17.74	0.04	(c)	11.74	11.78	(0.12)	—	(0.12)	—	(d)
Year Ended October 31, 2008	48.82	0.07	(c)	(29.05)	(28.98)	(0.10)	(2.00)	(2.10)	—	(d)
Year Ended October 31, 2007	26.64	0.09	(c)	22.68	22.77	(0.10)	(0.49)	(0.59)	—	(d)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

	Ratos/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$30.98	(15.97)%	$15,249	1.68%	0.08%	1.69%	115%
36.87	26.31	18,575	1.75	(0.32)	1.77	109
29.19	66.35	18,004	1.71	0.04	1.74	211
17.56	(61.76)	11,763	1.73	(0.11)	1.75	115
48.39	86.62	31,985	1.74	0.07	1.77	78

31.46	(15.63)	133,387	1.29	0.38	1.30	115
37.41	26.86	263,090	1.35	0.08	1.37	109
29.49	67.01	293,745	1.30	0.34	1.32	211
17.81	(61.60)	97,763	1.33	0.31	1.35	115
48.96	87.31	256,615	1.34	0.40	1.36	78

31.32	(15.74)	970,963	1.43	0.26	1.44	115
37.24	26.67	1,527,373	1.50	(0.06)	1.52	109
29.40	66.77	1,529,487	1.46	0.16	1.48	211
17.74	(61.67)	641,451	1.48	0.20	1.51	115
48.82	87.05	1,466,109	1.48	0.25	1.51	78

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
China Region Fund
Class A
Year Ended October 31, 2011	$19.73	$0.12	(e)	$(3.18)	$(3.06)	$(0.03)	$—	$(0.03)	$—	(f)
Year Ended October 31, 2010	16.68	0.04	(e)	3.07	3.11	(0.07)	—	(0.07)	0.01
Year Ended October 31, 2009	10.46	0.10	(e)	6.12	6.22	—	—	—	—	(f)
Year Ended October 31, 2008	26.24	0.05	(e)	(15.65)	(15.60)	(0.08)	(0.11)	(0.19)	0.01
February 28, 2007 (h) through October 31, 2007	15.00	—	(f)	11.21	11.21	—	—	—	0.03

Class C
Year Ended October 31, 2011	19.41	0.01	(e)	(3.11)	(3.10)	—	—	—	—	(f)
Year Ended October 31, 2010	16.48	(0.07	)(e)	3.04	2.97	(0.05)	—	(0.05)	0.01
Year Ended October 31, 2009	10.38	0.04	(e)	6.06	6.10	—	—	—	—	(f)
Year Ended October 31, 2008	26.15	(0.03	)(e)	(15.59)	(15.62)	(0.05)	(0.11)	(0.16)	0.01
February 28, 2007 (h) through October 31, 2007	15.00	(0.02)		11.14	11.12	—	—	—	0.03

Select Class
Year Ended October 31, 2011	19.87	0.15	(e)	(3.19)	(3.04)	(0.08)	—	(0.08)	—	(f)
Year Ended October 31, 2010	16.78	0.10	(e)	3.08	3.18	(0.10)	—	(0.10)	0.01
Year Ended October 31, 2009	10.50	0.13	(e)	6.15	6.28	—	—	—	—	(f)
Year Ended October 31, 2008	26.28	(0.03	)(e)	(15.56)	(15.59)	(0.09)	(0.11)	(0.20)	0.01
February 28, 2007 (h) through October 31, 2007	15.00	(0.01)		11.25	11.24	—	—	—	0.04

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.05%
(h)	Commencement of operations.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(j)	Includes interest expense of 0.06%.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$16.64	(15.52)%	$3,590	2.00%		0.59%	3.55%		83%
19.73	18.76	4,479	2.00		0.22	3.89		79
16.68	59.46	4,951	2.00		0.78	5.31		102
10.46	(59.78)	2,305	2.05	(g)	0.30	3.13		122
26.24	74.93	5,728	2.00		0.09	9.26	(i)	50

16.31	(15.97)	1,875	2.50		0.06	4.05		83
19.41	18.16	2,293	2.50		(0.39)	4.36		79
16.48	58.77	3,078	2.50		0.32	5.51		102
10.38	(59.99)	728	2.56	(j)	(0.15)	3.67		122
26.15	74.33	1,815	2.50		(0.39)	10.03	(i)	50

16.75	(15.35)	4,369	1.75		0.76	3.32		83
19.87	19.08	6,984	1.75		0.55	3.65		79
16.78	59.81	6,877	1.75		1.00	4.93		102
10.50	(59.67)	3,905	1.80	(g)	(0.14)	2.65		122
26.28	75.20	49,230	1.75		(0.33)	7.96	(i)	50

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Redemption fees
India Fund
Class A
Year Ended October 31, 2011	$17.82	$(0.12	)(e)	$(3.29)	$(3.41)	$0.01
Year Ended October 31, 2010	12.42	(0.11	)(e)	5.50	5.39	0.01
Year Ended October 31, 2009	7.90	(0.07	)(e)	4.59	4.52	—	(f)
Year Ended October 31, 2008	20.84	(0.17	)(e)	(12.78)	(12.95)	0.01
May 1, 2007 (h) through October 31, 2007	15.00	(0.03)		5.86	5.83	0.01

Class C
Year Ended October 31, 2011	17.52	(0.20	)(e)	(3.22)	(3.42)	0.01
Year Ended October 31, 2010	12.27	(0.18	)(e)	5.42	5.24	0.01
Year Ended October 31, 2009	7.84	(0.12	)(e)	4.55	4.43	—	(f)
Year Ended October 31, 2008	20.79	(0.25	)(e)	(12.71)	(12.96)	0.01
May 1, 2007 (h) through October 31, 2007	15.00	(0.05)		5.83	5.78	0.01

Select Class
Year Ended October 31, 2011	17.97	(0.06	)(e)	(3.34)	(3.40)	0.01
Year Ended October 31, 2010	12.49	(0.08	)(e)	5.55	5.47	0.01
Year Ended October 31, 2009	7.93	(0.05	)(e)	4.61	4.56	—	(f)
Year Ended October 31, 2008	20.87	(0.18	)(e)	(12.77)	(12.95)	0.01
May 1, 2007 (h) through October 31, 2007	15.00	(0.02)		5.87	5.85	0.02

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.03%
(h)	Commencement of operations.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(j)	Includes interest expense of 0.02%

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$14.42	(19.08)%	$9,187	2.00%		(0.78)%	2.96%		41%
17.82	43.48	13,882	2.00		(0.71)	3.59		45
12.42	57.22	6,613	2.00		(0.72)	4.17		45
7.90	(62.09)	4,438	2.03	(g)	(1.17)	2.40		80
20.84	38.93	4,177	2.00		(1.31)	10.08	(i)	17

14.11	(19.46)	4,749	2.50		(1.27)	3.46		41
17.52	42.79	7,200	2.50		(1.24)	4.07		45
12.27	56.51	3,740	2.50		(1.23)	4.59		45
7.84	(62.29)	1,960	2.53	(g)	(1.67)	2.89		80
20.79	38.60	2,372	2.50		(1.61)	11.11	(i)	17

14.58	(18.86)	3,778	1.75		(0.39)	2.72		41
17.97	43.88	4,231	1.75		(0.51)	3.33		45
12.49	57.50	3,046	1.75		(0.51)	4.00		45
7.93	(62.00)	4,608	1.77	(j)	(1.04)	1.99		80
20.87	39.13	50,575	1.75		(1.17)	9.71	(i)	17

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Intrepid European Fund
Class A
Year Ended October 31, 2011	$18.28	$0.27	(c)	$(1.28	)(e)	$(1.01)	$(0.29)	$—	$(0.29)	$—	(d)
Year Ended October 31, 2010	17.03	0.18	(c)	1.43		1.61	(0.36)	—	(0.36)	—	(d)
Year Ended October 31, 2009	15.20	0.33	(c)	2.49		2.82	(0.99)	—	(0.99)	—	(d)
Year Ended October 31, 2008	34.64	0.70	(c)	(16.27)		(15.57)	(0.41)	(3.46)	(3.87)	—	(d)
Year Ended October 31, 2007	27.98	0.43	(c)	7.85		8.28	(0.21)	(1.41)	(1.62)	—	(d)

Class B
Year Ended October 31, 2011	16.63	0.16	(c)	(1.16	)(e)	(1.00)	(0.20)	—	(0.20)	—	(d)
Year Ended October 31, 2010	15.54	0.09	(c)	1.29		1.38	(0.29)	—	(0.29)	—	(d)
Year Ended October 31, 2009	13.92	0.23	(c)	2.27		2.50	(0.88)	—	(0.88)	—	(d)
Year Ended October 31, 2008	32.09	0.53	(c)	(14.95)		(14.42)	(0.29)	(3.46)	(3.75)	—	(d)
Year Ended October 31, 2007	26.04	0.24	(c)	7.31		7.55	(0.09)	(1.41)	(1.50)	—	(d)

Class C
Year Ended October 31, 2011	16.53	0.16	(c)	(1.16	)(e)	(1.00)	(0.20)	—	(0.20)	—	(d)
Year Ended October 31, 2010	15.43	0.09	(c)	1.30		1.39	(0.29)	—	(0.29)	—	(d)
Year Ended October 31, 2009	13.81	0.24	(c)	2.24		2.48	(0.86)	—	(0.86)	—	(d)
Year Ended October 31, 2008	31.91	0.52	(c)	(14.84)		(14.32)	(0.32)	(3.46)	(3.78)	—	(d)
Year Ended October 31, 2007	25.97	0.24	(c)	7.28		7.52	(0.17)	(1.41)	(1.58)	—	(d)

Institutional Class
Year Ended October 31, 2011	18.75	0.37	(c)	(1.32	)(e)	(0.95)	(0.38)	—	(0.38)	—	(d)
Year Ended October 31, 2010	17.46	0.27	(c)	1.46		1.73	(0.44)	—	(0.44)	—	(d)
Year Ended October 31, 2009	15.63	0.42	(c)	2.53		2.95	(1.12)	—	(1.12)	—	(d)
Year Ended October 31, 2008	35.44	0.74	(c)	(16.59)		(15.85)	(0.50)	(3.46)	(3.96)	—	(d)
Year Ended October 31, 2007	28.54	0.56	(c)	8.03		8.59	(0.28)	(1.41)	(1.69)	—	(d)

Select Class
Year Ended October 31, 2011	18.54	0.32	(c)	(1.30	)(e)	(0.98)	(0.32)	—	(0.32)	—	(d)
Year Ended October 31, 2010	17.26	0.23	(c)	1.45		1.68	(0.40)	—	(0.40)	—	(d)
Year Ended October 31, 2009	15.39	0.37	(c)	2.51		2.88	(1.01)	—	(1.01)	—	(d)
Year Ended October 31, 2008	34.98	0.69	(c)	(16.37)		(15.68)	(0.45)	(3.46)	(3.91)	—	(d)
Year Ended October 31, 2007	28.18	0.50	(c)	7.94		8.44	(0.23)	(1.41)	(1.64)	—	(d)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.
(e)	The Advisor reimbursed the Fund for losses incurred from an operational error. There was no impact to net realized and unrealized gain (losses) on investments per share or total return.
(f)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets, end of period (000’s)	Net expenses(b)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$16.98	(5.67	)%(e)	$61,113	1.49%		1.45%	1.66%	360%
18.28	9.58		88,859	1.49		1.05	1.66	381
17.03	20.26		116,135	1.51		2.29	1.78	433
15.20	(49.91)		139,208	1.46		2.77	1.46	235
34.64	30.94		394,416	1.42		1.39	1.42	171

15.43	(6.12	)(e)	6,573	1.99		0.93	2.16	360
16.63	8.98		9,917	1.99		0.57	2.16	381
15.54	19.59		13,262	2.01		1.77	2.28	433
13.92	(50.14)		15,678	1.96		2.28	1.96	235
32.09	30.31		42,374	1.91		0.84	1.92	171

15.33	(6.13	)(e)	11,605	1.99		0.93	2.16	360
16.53	9.10		17,873	1.99		0.56	2.16	381
15.43	19.60		23,291	2.01		1.81	2.28	433
13.81	(50.15)		28,904	1.96		2.27	1.96	235
31.91	30.31		81,982	1.92		0.85	1.92	171

17.42	(5.20	)(e)	11,913	1.00		1.96	1.25	360
18.75	10.10		13,271	1.00		1.57	1.27	381
17.46	20.80		34,082	1.01	(f)	2.88	1.39	433
15.63	(49.65)		48,219	1.01	(f)	2.77	1.05	235
35.44	31.48		315,180	0.99		1.77	1.02	171

17.24	(5.43	)(e)	17,629	1.23		1.71	1.40	360
18.54	9.90		22,794	1.25		1.38	1.42	381
17.26	20.50		36,409	1.26		2.54	1.53	433
15.39	(49.76)		48,741	1.20		2.63	1.20	235
34.98	31.29		328,183	1.16		1.61	1.17	171

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Latin America Fund
Class A
Year Ended October 31, 2011	$21.43	$0.14	(e)	$(2.71)	$(2.57)	$—	$—	$—	$0.02
Year Ended October 31, 2010	16.05	(0.02	)(e)	5.87	5.85	(0.50)	—	(0.50)	0.03
Year Ended October 31, 2009	9.66	0.07	(e)	6.67	6.74	(0.36)	—	(0.36)	0.01
Year Ended October 31, 2008	23.07	0.26	(e)	(13.08)	(12.82)	(0.18)	(0.46)	(0.64)	0.05
February 28, 2007 (g) through October 31, 2007	15.00	(0.01)		8.07	8.06	—	—	—	0.01

Class C
Year Ended October 31, 2011	21.35	0.04	(e)	(2.69)	(2.65)	—	—	—	0.02
Year Ended October 31, 2010	16.01	(0.09	)(e)	5.84	5.75	(0.44)	—	(0.44)	0.03
Year Ended October 31, 2009	9.61	0.02	(e)	6.66	6.68	(0.29)	—	(0.29)	0.01
Year Ended October 31, 2008	22.99	0.17	(e)	(13.02)	(12.85)	(0.13)	(0.46)	(0.59)	0.06
February 28, 2007 (g) through October 31, 2007	15.00	(0.04)		8.02	7.98	—	—	—	0.01

Select Class
Year Ended October 31, 2011	21.48	0.20	(e)	(2.71)	(2.51)	—	—	—	0.01
Year Ended October 31, 2010	16.06	(0.03	)(e)	5.95	5.92	(0.52)	—	(0.52)	0.02
Year Ended October 31, 2009	9.70	0.12	(e)	6.64	6.76	(0.41)	—	(0.41)	0.01
Year Ended October 31, 2008	23.11	0.30	(e)	(13.12)	(12.82)	(0.18)	(0.46)	(0.64)	0.05
February 28, 2007 (g) through October 31, 2007	15.00	0.05		8.05	8.10	—	—	—	0.01

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.02%
(g)	Commencement of operations.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$18.88	(11.90)%	$11,297	1.89%		0.71%	2.00%		53%
21.43	37.51	12,218	1.88		(0.10)	2.93		85
16.05	73.15	6,654	1.90		0.63	5.31		96
9.66	(56.81)	2,462	1.92	(f)	1.31	3.61		134
23.07	53.80	2,775	1.90		(0.14)	7.28	(h)	39

18.72	(12.32)	3,522	2.39		0.22	2.50		53
21.35	36.80	4,053	2.38		(0.51)	3.44		85
16.01	72.12	2,577	2.40		0.14	5.86		96
9.61	(56.98)	1,017	2.42	(f)	0.88	4.18		134
22.99	53.27	1,716	2.40		(0.61)	8.11	(h)	39

18.98	(11.64)	59,416	1.64		0.97	1.76		53
21.48	37.87	41,521	1.55		(0.14)	2.33		85
16.06	73.46	3,536	1.65		1.02	5.26		96
9.70	(56.70)	1,756	1.67	(f)	1.46	3.49		134
23.11	54.07	4,639	1.65		0.40	8.63	(h)	39

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Russia Fund
Class A
Year Ended October 31, 2011	$12.94	$(0.03	)(e)	$(2.62)	$(2.65)	$—	$—	$—	$0.01
Year Ended October 31, 2010	9.60	(0.06	)(e)	3.39	3.33	—	—	—	0.01
Year Ended October 31, 2009	5.39	(0.09	)(e)	4.29	4.20	—	—	—	0.01
Year Ended October 31, 2008	19.43	(0.12	)(e)	(13.33)	(13.45)	(0.02)	(0.60)	(0.62)	0.03
February 28, 2007 (g) through October 31, 2007	15.00	(0.01)		4.19	4.18	—	—	—	0.25

Class C
Year Ended October 31, 2011	12.72	(0.07	)(e)	(2.59)	(2.66)	—	—	—	0.01
Year Ended October 31, 2010	9.48	(0.08	)(e)	3.31	3.23	—	—	—	0.01
Year Ended October 31, 2009	5.35	(0.11	)(e)	4.23	4.12	—	—	—	0.01
Year Ended October 31, 2008	19.36	(0.18	)(e)	(13.26)	(13.44)	— (j)	(0.60)	(0.60)	0.03
February 28, 2007 (g) through October 31, 2007	15.00	(0.03)		4.13	4.10	—	—	—	0.26

Select Class
Year Ended October 31, 2011	13.06	0.03	(e)	(2.68)	(2.65)	—	—	—	0.01
Year Ended October 31, 2010	9.66	(0.04	)(e)	3.43	3.39	—	—	—	0.01
Year Ended October 31, 2009	5.42	(0.06	)(e)	4.30	4.24	(0.01)	—	(0.01)	0.01
Year Ended October 31, 2008	19.53	(0.09	)(e)	(13.44)	(13.53)	(0.01)	(0.60)	(0.61)	0.03
February 28, 2007 (g) through October 31, 2007	15.00	0.05		4.36	4.41	—	—	—	0.12

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.02%
(g)	Commencement of operations.
(h)	Includes interest expense of 0.01%.
(i)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$10.30	(20.40)%	$3,909	2.00%		(0.20)%	2.89%		31%
12.94	34.79	11,831	2.01	(h)	(0.52)	2.96		58
9.60	78.11	11,027	1.99		(1.27)	3.97		66
5.39	(71.32)	1,034	2.02	(f)	(0.70)	3.57		76
19.43	29.53	2,106	2.01	(h)	(0.09)	8.75	(i)	68

10.07	(20.83)	4,853	2.51	(h)	(0.58)	3.35		31
12.72	34.18	7,117	2.51	(h)	(0.77)	3.50		58
9.48	77.20	5,169	2.49		(1.66)	4.84		66
5.35	(71.45)	1,288	2.52	(f)	(1.09)	4.02		76
19.36	29.07	2,272	2.51	(h)	(0.67)	9.04	(i)	68

10.42	(20.21)	1,814	1.76	(h)	0.25	2.60		31
13.06	35.20	5,844	1.76	(h)	(0.32)	2.72		58
9.66	78.55	6,606	1.75		(0.86)	4.61		66
5.42	(71.33)	2,325	1.77	(f)	(0.56)	3.39		76
19.53	30.20	3,442	1.76	(h)	0.39	9.67	(i)	68

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Asia Equity Fund	Class A, Institutional Class and Select Class	Diversified
China Region Fund	Class A, Class C and Select Class	Non-Diversified
India Fund	Class A, Class C and Select Class	Non-Diversified
Intrepid European Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
Latin America Fund	Class A, Class C and Select Class	Non-Diversified
Russia Fund	Class A, Class C and Select Class	Non-Diversified

The investment objectives of the Funds are as follows:

The Asia Equity Fund and Intrepid European Fund will seek total return from long-term capital growth. Total return consists of capital growth and current income.

The China Region Fund, India Fund, Latin America Fund and Russia Fund will seek long-term capital growth.

Effective November 1, 2009, Class B Shares of Intrepid European Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or

54	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Asia Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$39,641	$1,076,070	$—	$1,115,711

China Region Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$—	$9,808	$—	$9,808

JPMorgan India Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$—	$17,521	$—	$17,521

JPMorgan Intrepid European Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$—	$108,075	$—	$108,075

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

Latin America Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$—	$1,614	$—	$1,614
Brazil	31,266	4,924	—	36,190
Canada	1,093	—	—	1,093
Chile	1,064	—	—	1,064
Mexico	5,886	6,509	—	12,395
Panama	1,035	—	—	1,035
Peru	3,891	—	—	3,891
United Kingdom	—	1,418	—	1,418
United States	1,013	—	—	1,013

Total Common Stocks	45,248	14,465	—	59,713

Preferred Stocks
Brazil	5,097	6,496	—	11,593

Total Preferred Stocks	5,097	6,496	—	11,593

Short-Term Investment
Investment Company	2,852	—	—	2,852

Total Investments in Securities	$53,197	$20,961	$—	$74,158

Russia Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$387	$20	$158	$565
Consumer Staples	194	2,026	—	2,220
Energy	1	2,269	—	2,270
Financials	111	1,839	—	1,950
Health Care	—	125	—	125
Industrials	—	—	340	340
Information Technology	—	—	25	25
Materials	50	913	—	963
Telecommunication Services	—	1,309	—	1,309
Utilities	—	250	—	250

Total Common Stocks	743	8,751	523	10,017

Preferred Stocks
Materials	—	169	—	169
Short-Term Investments
Investment Company	300	—	—	300

Total Investments in Securities	$1,043	$8,920	$523	$10,486

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of the portfolio holdings.
(b)	Portfolio holdings designated as Level 2 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended October 31, 2011.

56	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

The following is a summary of investments for which unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 10/31/10		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/11
Investments in Securities
Common Stocks — Consumer Discretionary	$6		$(141)	$128	$—	$—	$(135)	$300	$—	$158
Common Stocks — Financials	—	(a)	(204)	205	—	—	(1)	—	—	—
Common Stocks — Industrials	—		(47)	(159)		598	(52)			340
Common Stocks — Information Technology	—		(51)	42	—	—	(5)	39	—	25
Common Stocks — Materials	7		(211)	207	—	—	(3)	—	—	—

Total	$13		$(654)	$423	$—	$598	$(196)	$339	$—	$523

(a)	Amount rounds to less than $1,000.
[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2011, which were valued using significant unobservable inputs (Level 3) was as follows (amounts in thousands):

Fund	Value
Russia Fund	$(31)

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of October 31, 2011 (amounts in thousands):

Fund	Value	Percentage
Russia Fund	$523	5.0%

C. Futures Contracts — The Intrepid European Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Intrepid European Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

The table below discloses the volume of the Intrepid European Fund’s futures activities during the year ended October 31, 2011 (amounts in thousands):

	Intrepid European Fund
Futures Contracts:
Average Notional Balance Long	$3,789	(a)
Ending Notional Balance Long	$—

(a)	For the period November 1, 2010 through September 30, 2011.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

E. Securities Lending — The Funds may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for the Funds pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended October 31, 2011, the Intrepid European Fund earned $27 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest and 105% of the value of loaned non-dollar-denominate securities, plus accrued interest. The Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor of the Funds waived fees of $19 associated with the Intrepid European Fund’s investment in JPMorgan Prime Money Market Fund. These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the JPMCB Securities Lending Agreement, JPMCB is entitled to a fee, paid monthly in arrears equal to (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar denominated securities outstanding during a given month.

58	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

The Intrepid European Fund incurred lending agent fees to JPMCB of $19 for the year ended October 31, 2011. Intrepid European Fund did not have any securities out on loan as of October 31, 2011.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. The Funds are subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Asia Equity Fund	$—	$754	$(754)
China Region Fund	—	(6)	6
India Fund	(214)	195	19
Intrepid European Fund	—	1,876	(1,876)
Latin America Fund	—	(266)	266
Russia Fund	(50)	45	5

The reclassifications for the Funds relate primarily to foreign currency gains or losses (Asia Equity Fund, China Region Fund, Intrepid European Fund, Latin America Fund and Russia Fund), passive foreign investment company (PFIC) gains and losses (Asia Equity Fund, Intrepid European Fund and Latin America Fund), net operating loss (India Fund and Russia Fund) and taxable overdistributions (Russia Fund).

K. Redemption Fees — Prior to May 2, 2011, shares of the Funds held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the applicable Fund and were credited to paid in capital. Effective May 2, 2011, shares of the Funds are no longer subject to a redemption fee regardless of how long such shares have been held.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Asia Equity Fund	1.00%
China Region Fund	1.25
India Fund	1.25
Intrepid European Fund	0.65
Latin America Fund	1.00
Russia Fund	1.25

The Advisor, on behalf of Asia Equity Fund, China Region Fund and India Fund, has entered into investment sub-advisory agreements with JF International Management, Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-advisor, JFIMI receives a portion of the fees payable to the Advisor.

The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each fund is as follows:

Asia Equity Fund	0.50%
China Region Fund	0.60
India Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2011, the annual effective rate was 0.09% of average daily net assets for the Funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Asia Equity Fund	0.25%	n/a	n/a
China Region Fund	0.25	n/a	0.75%
India Fund	0.25	n/a	0.75
Intrepid European Fund	0.25	0.75%	0.75
Latin America Fund	0.25	n/a	0.75
Russia Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Asia Equity Fund	$10	$—
China Region Fund	4	—	(a)
India Fund	10	5
Intrepid European Fund	5	14
Latin America Fund	12	13
Russia Fund	4	5

(a)	Amount rounds to less than $1,000.

60	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Asia Equity Fund	0.25%	n/a	n/a	0.10%	0.25%
China Region Fund	0.25	n/a	0.25%	n/a	0.25
India Fund	0.25	n/a	0.25	n/a	0.25
Intrepid European Fund	0.25	0.25%	0.25	0.10	0.25
Latin America Fund	0.25	n/a	0.25	n/a	0.25
Russia Fund	0.25	n/a	0.25	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Asia Equity Fund	1.75%	n/a	n/a	1.35%	1.50%
China Region Fund	2.00	n/a	2.50%	n/a	1.75
India Fund	2.00	n/a	2.50	n/a	1.75
Intrepid European Fund	1.50	2.00	2.00	1.00	1.25
Latin America Fund	1.90	n/a	2.40	n/a	1.65
Russia Fund	2.00	n/a	2.50	n/a	1.75

The contractual expense limitation agreements were in effect for the year ended October 31, 2011 for the Asia Equity Fund, China Region Fund, India Fund, Latin America Fund and Russia Fund. The contractual expense limitation agreements were in effect for the period February 28, 2011 through October 31, 2011 for the Intrepid European Fund. The expense limitation percentages in the table above are in place until at least February 29, 2012. In addition, the Funds’ service providers have voluntarily waived fees for Intrepid European Fund during the year ended October 31, 2011. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

Prior to February 28, 2011, the contractual expense limitations of the Intrepid European Fund were as follows:

	Class A	Class B	Class C	Institutional Class	Select Class
Intrepid European Fund	1.75%	2.50%	2.50%	1.00%	1.50%

For the year ended October 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers				Contractual Reimbursements
	Investment Advisory	Administration	Shareholder Servicing	Total
Asia Equity Fund	$36	$—	$—	$36	$—
China Region Fund	142	11	7	160	45
India Fund	191	17	12	220	—
Intrepid European Fund	63	59	11	133	—
Latin America Fund	68	—	8	76	—
Russia Fund	172	18	12	202	—

	Voluntary Waivers
	Investment Advisory	Administration	Total
Intrepid European Fund	$64	$41	$105

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in the money market funds for the year ended October 31, 2011 were as follows (excluding the reimbursement disclosed in Note 2.F. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Asia Equity Fund	$87
Intrepid European Fund	6
Latin America Fund	7
Russia Fund	1

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2011, the Intrepid European Fund and Russia Fund incurred brokerage commissions with broker/dealers affiliated with the Advisor of less than $1,000.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An affiliate of JPMCB made a payment to the Intrepid European Fund of approximately $1,000 relating to an operational error.

4. Investment Transactions

During the year ended October 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Asia Equity Fund	$1,567,521	$1,982,833
China Region Fund	10,857	12,475
India Fund	9,101	10,145
Intrepid European Fund	476,344	510,529
Latin America Fund	60,004	35,765
Russia Fund	7,126	16,156

During the year ended October 31, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Equity Fund	$1,100,829	$124,402	$109,520	$14,882
China Region Fund	8,912	1,447	551	896
India Fund	18,063	1,537	2,079	(542)
Intrepid European Fund	109,282	3,429	4,636	(1,207)
Latin America Fund	73,174	5,795	4,811	984
Russia Fund	9,770	3,140	2,424	716

62	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market for passive foreign investment companies (PFICs) (Asia Equity Fund and Latin America Fund) and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Asia Equity Fund	$3,679	$3,679
China Region Fund	36	36
Intrepid European Fund	2,290	2,290

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
China Region Fund	$74	$74
Intrepid European Fund	4,952	4,952
Latin America Fund	422	422

At October 31, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Asia Equity Fund	$2,391	$(49,683)	$14,908
China Region Fund	71	(13,323)	899
India Fund	—	(21,018)	(542)
Intrepid European Fund	2,815	(217,325)	(1,197)
Latin America Fund	11	(7,213)	995
Russia Fund	—	(300)	716

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation (Asia Equity Fund, India Fund and Intrepid European Fund), mark to market of passive foreign investment companies (PFICs) (Asia Equity Fund, China Region Fund, Latin America Fund and Russia Fund) and wash sale loss deferrals.

As of October 31, 2011, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	2019	Total
Asia Equity Fund	$—	$—	$49,683	$—	$—	$49,683
China Region Fund	—	11,350	1,973	—	—	13,323
India Fund	33	13,292	7,113	4	576	21,018
Intrepid European Fund	—	118,417	98,908	—	—	217,325
Latin America Fund	—	1,454	2,277	—	3,482	7,213
Russia Fund	—	—	300	—	—	300

During the year ended October 31, 2011, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Asia Equity Fund	$169,323
China Region Fund	360
Intrepid European Fund	5,993
Russia Fund	1,725

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Asia Equity Fund, China Region Fund and Latin America Fund.

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of certain of the funds as follows:

J.P. Morgan Investor Funds
Latin America Fund	63.1%

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2011, substantially all of the Funds’ net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2011, the Asia Equity Fund invested approximately 22.1% of its total investments in China.

As of October 31, 2011, the Intrepid European Fund invested approximately 40.5% of its total investments in the United Kingdom.

China Region Fund

Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods or services that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities.

At October 31, 2011, the Fund had 44.5%, 28.0% and 27.5% of its total investments invested in China, Taiwan and Hong Kong, respectively.

India Fund

Investing in securities of Indian companies may include certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from India’s undeveloped systems of securities and transfer.

64	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

Latin America Fund

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments. At October 31, 2011, the Fund had 64.4% of its total investments invested in Brazil.

Russia Fund

Investing in securities of Russian companies may include certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia’s undeveloped securities markets.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Asia Equity Fund, JPMorgan China Region Fund, JPMorgan India Fund, JPMorgan Intrepid European Fund, JPMorgan Latin America Fund and JPMorgan Russia Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Asia Equity Fund, JPMorgan China Region Fund, JPMorgan India Fund, JPMorgan Intrepid European Fund, JPMorgan Latin America Fund and JPMorgan Russia Fund (each a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2011

66	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	67

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

68	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006; from April 2005 to February 2006, Associate, J.P. Morgan Funds Management.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	69

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2011, and continued to hold your shares at the end of the reporting period, October 31, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
Asia Equity Fund
Class A
Actual	$1,000.00	$791.90	$7.41	1.64%
Hypothetical	1,000.00	1,016.94	8.34	1.64
Institutional Class
Actual	1,000.00	793.40	5.61	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Select Class
Actual	1,000.00	793.10	6.24	1.38
Hypothetical	1,000.00	1,018.25	7.02	1.38

China Region Fund
Class A
Actual	1,000.00	778.70	9.01	2.01
Hypothetical	1,000.00	1,015.07	10.21	2.01
Class C
Actual	1,000.00	776.30	11.24	2.51
Hypothetical	1,000.00	1,012.55	12.73	2.51
Select Class
Actual	1,000.00	779.40	7.89	1.76
Hypothetical	1,000.00	1,016.33	8.94	1.76

India Fund
Class A
Actual	1,000.00	861.40	9.38	2.00
Hypothetical	1,000.00	1,015.12	10.16	2.00
Class C
Actual	1,000.00	859.30	11.72	2.50
Hypothetical	1,000.00	1,012.60	12.68	2.50

70	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
India Fund (continued)
Select Class
Actual	1,000.00	862.20	8.21	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75

Intrepid European Fund
Class A
Actual	1,000.00	811.30	6.71	1.47
Hypothetical	1,000.00	1,017.80	7.48	1.47
Class B
Actual	1,000.00	809.10	8.98	1.97
Hypothetical	1,000.00	1,015.27	10.01	1.97
Class C
Actual	1,000.00	809.00	8.98	1.97
Hypothetical	1,000.00	1,015.27	10.01	1.97
Institutional Class
Actual	1,000.00	812.90	4.57	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Select Class
Actual	1,000.00	812.40	5.57	1.22
Hypothetical	1,000.00	1,019.06	6.21	1.22

Latin America Fund
Class A
Actual	1,000.00	873.70	8.93	1.89
Hypothetical	1,000.00	1,015.68	9.60	1.89
Class C
Actual	1,000.00	871.50	11.27	2.39
Hypothetical	1,000.00	1,013.16	12.13	2.39
Select Class
Actual	1,000.00	875.10	7.75	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64

Russia Fund
Class A
Actual	1,000.00	701.40	8.71	2.03
Hypothetical	1,000.00	1,014.97	10.31	2.03
Class C
Actual	1,000.00	699.60	10.80	2.52
Hypothetical	1,000.00	1,012.50	12.78	2.52
Select Class
Actual	1,000.00	702.00	7.59	1.77
Hypothetical	1,000.00	1,016.28	9.00	1.77

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	71

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds and sub-advisory agreements for the Asia Equity Fund, China Region Fund and India Fund, whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s ongoing compliance processes and structures. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them,

72	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, securities lending and other related services. The Trustees also considered that the Funds are not currently engaged in securities lending.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	73

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Asia Equity Fund’s performance was in the third, fourth and fourth quintiles for Class A shares and in the second, fourth and third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance, however, they requested that the Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the China Region Fund’s performance was in the second and third quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the India Fund’s performance was in the first and fourth quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid European Fund’s performance was in the second, fourth and third quintiles for Class A shares and in the second, fourth and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance, however, they requested that the Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Latin America Fund’s performance was in the second and third quintiles for Class A shares and in the first and third quintiles for the Select Class shares for the one- and three-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Russia Fund’s performance was in the first and fifth quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Asia Equity Fund’s net advisory fee for Class A and Select Class shares was in the fourth and fifth quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the China Region Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the fourth and fifth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

74	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

The Trustees noted that the India Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the fifth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid European Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the third and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Latin America Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the fourth and fifth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Russia Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the fifth quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2011	J.P. MORGAN COUNTRY/REGION FUNDS	75

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Asia Equity Fund	$3,679
China Region Fund	36
Intrepid European Fund	2,092

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2011, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Asia Equity Fund	$23,663	$2,436
China Region Fund	336	39
Intrepid European Fund	3,964	449
Latin America Fund	1,282	7
Russia Fund	298	10

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2011. These shareholders will receive more detailed information along with their 2011 Form 1099-DIV.

76	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2011

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. October 2011.	AN-INTEQ-CO-1011

Annual Report

J.P. Morgan SMA Funds

October 31, 2011

JPMorgan International Value SMA Fund

JPMorgan Tax Aware Real Return SMA Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 23, 2011 (Unaudited)

Dear Shareholder:

Early this year, the U.S. economy appeared to gain some momentum, and investors seemed to have greater confidence in the ability of the U.S. economy to recover from the devastating financial crisis of three years ago.

“Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer.”

By June, however, investors’ confidence quickly waned. Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer. In early August, each of the three major U.S. stock indices experienced its worst one-day performance since December 1, 2008.

Today, investors still appear to lack confidence in the ability of European governments to combat the region’s debt crisis. The continued uncertainty surrounding global economic growth has continued to dampen their appetite for risk, leading to heightened equity market volatility.

On a more positive note, however, recent economic data on auto sales, payroll employment, and manufacturing activity all appear to indicate that the U.S. has avoided a double dip recession–at least for now. That being said, as we look ahead into 2012, European debt concerns and soft economic data are likely to continue to impact our global markets.

European credit woes trigger equity downturn

Uncertainty surrounding the European debt crisis and concerns surrounding slowing economic growth helped trigger a sharp downturn in equities in the third quarter of 2011. This downturn was not enough to erase earlier gains, as the Standard & Poor’s 500 Index (“S&P 500 Index”) finished the 12-month period ended October 31, 2011 at a level of 1,253, an 8.1% increase from 12 months earlier.

Global stock indices followed a similar path, as early gains were reversed by growing anxiety over the European financial crisis and weakness in emerging market economies. As of the end of the 12-month reporting period, the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) had returned -4.1%, while the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes) had returned -7.7% for the same reporting period.

Anxiety over global crisis drives investors to safety

Weak economic growth and a worsening European debt crisis boosted the fixed income market, as investors found retreat in ultra-safe U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 5.0%, the Barclays Capital High Yield Index returned 5.2%, while the Barclays Capital Emerging Markets Index returned 3.8% for the 12-month period ended October 31, 2011.

Amid sluggish economic data and continued euro zone debt concerns, U.S. Treasury securities maturing in 10 years or more soared in price, pushing yields to historic lows. At one point, 10-year U.S. Treasury yields dipped below 2%, the lowest level since the 1940s. The yields on the benchmark 10-year U.S. Treasury dropped from 2.6% 12 months ago to 2.2% as of October 31, 2011. Yields on the 30-year U.S. Treasury also declined, falling from 4.0% to 3.2% as of the end of the 12-month period, while the two-year note was unchanged at 0.3%.

Can policy initiatives provide a measure of relief?

Over the past several months, investors have grappled with U.S. and European political gridlock as well as sovereign debt issues that have provoked fears of escalating contagion in the European debt crisis. This situation remains an ongoing source of concern, and until further efforts are made to stabilize the crisis in that region, we believe investors should expect continued market volatility—particularly in the short run.

Looking forward, however, we believe U.S. stocks may be positioned to grow in 2012, particularly given current valuations and the prospects for growth in corporate earnings. However, this growth will depend on many factors, including policy initiatives, additional monetary stimulus, as well as other efforts to promote stability. Until this occurs, the uncertain climate appears to suggest the need for a balanced investment strategy—including a focus on risk management and a diversified approach to fixed income investing.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2012 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

OCTOBER 31, 2011	J.P. MORGAN SMA FUNDS	1

A MESSAGE FROM GARY J. MADICH, CFA

Global Chief Investment Officer for J.P. Morgan Asset Management’s Global Fixed Income Group

DECEMBER 9, 2011 (Unaudited)

Flows into bond funds remain strong, although decreased from the very high levels of the past two years. Investors still seem to be drawn to the perception of bonds’ relative safety versus other investments and continue to allocate assets to fixed income securities given the uncertainty prevalent in today’s marketplace. While we believe that bonds play an essential role in any well-diversified portfolio, we would like to take this opportunity to remind you about the risks associated with bond funds and the importance of diversification.

Bond prices generally decrease as interest rates rise and increase as interest rates fall. Currently, interest rates are at very low levels and most fixed income portfolios would be negatively impacted in an environment where interest rates begin to increase, as the fixed income securities held in the portfolios would likely decrease in value. This is a broad risk that applies to most portfolios of bonds across the spectrum of the fixed income market. Bond portfolios comprised mostly of municipal bonds share this risk and also carry other risks specific to the nature of their asset class.

The ability of states and municipalities to repay their debt could be hindered by unfavorable local economic or political events.

Acknowledging the challenges facing many states and municipalities, our municipal and tax free funds have maintained their bias towards bonds with high credit quality and sectors that have historically demonstrated lower volatility.

While we certainly believe that municipal bonds are a valuable tool for many investors, the risks associated with these investments serve as a reminder about the importance of a well-diversified portfolio. We believe that a prudent way to guard against any type of risk is to proactively build a well-diversified portfolio, a portfolio that is able to withstand and benefit from a variety of future outcomes.

On behalf of the Funds’ fixed income portfolio management team,

Gary J. Madich, CFA

2	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2011

JPMorgan International Value SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	(4.95)%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	(5.45)%

Net Assets as of 10/31/2011 (In Thousands)	$228,650

INVESTMENT OBJECTIVE

The JPMorgan International Value SMA Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities**.

The Fund was established to implement the International Value separately managed account strategy, and to hold common shares of companies that were deemed attractive but were not accessible as American Depository Receipts (ADRs).

HOW DID THE MARKET PERFORM?

Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support stock prices during the first half of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in April 2011. This negative mood among investors worsened as the market seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Stocks rebounded in October 2011 as better-than-expected economic data caused investors to regain their appetite for risk. In the end, the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) returned -5.45% for the twelve months ended October 31, 2011.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund outperformed the Benchmark for the twelve months ended October 31, 2011. The Fund’s stock selection in the basic industries, consumer non-durable and telecommunication sectors contributed to its relative performance. The Fund’s stock selection in the healthcare and banks and finance sectors detracted from relative performance, as did the Fund’s stock selection and underweight in the energy sector.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Rhodia S.A., Japan Tobacco, Inc. and First Quantum Minerals Ltd. Shares of Rhodia S.A., a France-based specialty chemical provider, rose after Belgian chemicals group Solvay S.A. announced a takeover bid for the company. Shares of Japan Tobacco, Inc. increased as investors flocked into less economically-sensitive sectors, including tobacco companies that have demonstrated strong pricing power and an ability to generate cash.

Shares of Canadian mining company First Quantum Minerals Ltd. were fueled by the firm’s strong growth prospects, stemming from a number of attractive projects.

Individual detractors included the Fund’s overweight positions versus the Benchmark in Commerzbank AG, KBC Groep N.V. and UPM-Kymmene OYJ. Shares of German bank Commerzbank AG and Belgium banking and insurance company KBC Groep N.V. declined on concerns about each company’s exposure to European sovereign debt would result in large write-offs. Shares of UPM-Kymmene OYJ, the Finnish paper and timber manufacturer, declined as increasing costs, a lack of demand and an oversupply of paper in Europe put downward pressure on paper prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. They used a proprietary dividend discount model and worked closely with analysts to identify what they believed were the most attractive value stocks in each sector.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2011	J.P. MORGAN SMA FUNDS	3

JPMorgan International Value SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Japan Tobacco, Inc. (Japan)	5.0%
2.	Fujitsu Ltd. (Japan)	4.4
3.	Samsung Electronics Co., Ltd. (South Korea)	4.1
4.	KDDI Corp. (Japan)	4.1
5.	Unilever N.V. CVA (Netherlands)	4.0
6.	Nordea Bank AB (Sweden)	3.9
7.	Snam Rete Gas S.p.A. (Italy)	3.7
8.	Volkswagen AG (Germany)	3.5
9.	Sodexo (France)	3.2
10.	European Aeronautic Defence and Space Co., N.V. (Netherlands)	3.2

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	28.3%
France	10.4
United Kingdom	7.2
Netherlands	7.2
Germany	6.9
Switzerland	5.4
South Korea	4.1
Belgium	3.9
Sweden	3.9
Italy	3.8
Singapore	3.0
Finland	2.9
Norway	2.6
Canada	2.1
Taiwan	2.0
Australia	1.7
South Africa	1.5
Austria	1.1
Hong Kong	1.0
Short-Term Investment	1.0

*	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

4	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
INTERNATIONAL VALUE SMA FUND	8/17/07	(4.95)%	13.34%	(4.72)%

LIFE OF FUND PERFORMANCE (8/17/07 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 17, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Value SMA Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Index from August 17, 2007 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lipper International Large-Cap Value Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally in the United States of America.

OCTOBER 31, 2011	J.P. MORGAN SMA FUNDS	5

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	4.72%
Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index	3.61%

Composite Benchmark**	5.64%
Barclays Capital 1-10 Year U.S. TIPS Index	7.02%

Net Assets as of 10/31/2011 (In Thousands)	$35,736

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return SMA Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

INVESTMENT APPROACH

The Fund was established to implement the Tax Aware Real Return separately managed account strategy. The Fund uses zero-coupon inflation-swaps in combination with tax-exempt municipal bonds to create a synthetic portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The zero-coupon inflation-linked swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

HOW DID THE MARKET PERFORM?

Early in the reporting period, higher interest rates and a wave of negative headlines related to the challenging fiscal conditions facing many state and local municipalities placed pressure on the municipal fixed income market. In response, many investors began to withdraw assets allocated to municipal securities, which hurt the supply and demand environment and placed further pressure on the market. However, much of the headline risk related to the challenging fiscal conditions facing many state and local municipalities dissipated toward the end of the reporting period, helping lower-quality issuances outperform. In the end, the Barclays Capital Competitive Intermediate Municipal (1-17 Year) Maturities Index increased 3.61% for the twelve months ended October 31, 2011.

Inflation, as measured by the CPI-U, increased during the reporting period. 5-year breakeven inflation rates increased during the reporting period, indicating that investors were expecting higher near-term inflation. However, 10- and 30-year breakeven inflation rates declined, indicating that investors were expecting lower inflation in the longer-term.

HOW DID THE FUND PERFORM?

The Fund changed its primary benchmark from the Barclays Capital 1-10 Year U.S. TIPS Index to the Barclays Capital Competitive Intermediate Municipal (1-17) Year Maturities Index (the “Municipal Securities Benchmark”) to better reflect the Fund’s investment strategy.

The Fund (Select Class Shares) outperformed the Municipal Securities Benchmark and underperformed the Composite Benchmark for the twelve months ended October 31, 2011.

The Fund’s fixed income investments were allocated primarily among high-quality general obligation bonds, prerefunded bonds (bonds that are secured with U.S. government securities) and essential-service revenue bonds. This quality bias contributed to the Fund’s relative performance versus the Municipal Securities Benchmark early in the reporting period when conditions in the municipal bond market deteriorated and detracted from the Fund’s relative performance versus the Municipal Securities Benchmark later in the reporting period when the municipal market recovered.

Meanwhile, the Fund’s use of zero-coupon inflation-linked swaps contributed to the Fund’s return during the reporting period. The Fund held more inflation protection on the 2 and 5 year portion of the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time) compared to the 10 and 20 year portion of the yield curve. This tactical positioning contributed to the Fund’s return during the reporting period as 2-and 5-year zero-coupon inflation-linked swaps posted a positive return and outperformed 10- and 20-year swaps during the reporting period. However, the Fund used swaps with a range of maturities and underperformed the Composite Benchmark, which is structured to reflect the performance of 5-year zero-coupon inflation-linked swaps. These swaps were among the strongest performing zero-coupon inflation-linked swaps during the reporting period.

6	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2011

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances.

The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve. Accordingly, the Fund can have an overweight or underweight exposure to inflation protection on different areas of the yield curve (i.e. if the Fund’s portfolio managers expect low inflation in the short-term, the Fund will have less inflation protection on the short end of the yield curve). The Fund’s portfolio managers continued to actively monitor the Fund’s inflation hedge and made tactical adjustments as appropriate, maintaining balanced exposure to inflation protection across the yield curve.

PORTFOLIO COMPOSITION****
Municipal Bonds	93.2%
Short-Term Investment	6.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	Barclays Capital released a series of inflation swap indices that are designed to replicate the performance of investments in CPI-U swaps, the primary tool used by the Fund to synthetically create a portfolio of inflation protected municipal securities. Accordingly, during the reporting period, the Fund changed the composition of its Composite benchmark from 75% of the difference between the Barclays Capital 1-10 Year U.S. TIPS Index and the Barclays Capital 1-10 Year Treasury Index added to the Barclays Capital Competitive Intermediate Municipal (1-17) Year Maturities Index to the Barclays Capital Competitive Intermediate Municipal (1-17) Year Maturities Index added to Barclays Capital Inflation Swap 5 Year Zero Coupon Index.
***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

OCTOBER 31, 2011	J.P. MORGAN SMA FUNDS	7

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
TAX AWARE REAL RETURN SMA FUND	5/31/07
Before Taxes		4.72%	7.47%	5.04%
After Taxes on Distributions		4.72	7.47	5.04
After Taxes on Distributions and Sale of Fund Shares		4.01	6.89	4.81

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (5/31/07 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index, the Tax Aware Real Return Composite Benchmark, the Lipper Intermediate Municipal Debt Funds Index and the Barclays Capital 1–10 Year U.S. TIPS Index from May 31, 2007 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index, the Tax Aware Real Return Composite Benchmark and the Barclays Capital 1–10 Year U.S. TIPS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Custom

Benchmark is determined by adding the return of the Barclays Capital Competitive Intermediate (1–17 Year) Maturities Index and the Barclays Capital Inflation Swap 5 Year Zero Coupon Index. The Barclays Capital 1–10 Year U.S. TIPS Index measures the performance of intermediate (1–10 Year) U.S. Treasury Inflation Protection Securities. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index. The Fund’s primary benchmark has changed from the Barclays Capital 1–10 Year U.S. TIPS Index to the Barclays Capital Competitive Intermediate Municipal (1–17 Year) Maturities Index to better reflect the Fund’s investment strategy.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally in the United States of America.

8	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2011

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.2%
	Australia — 1.7%
257	QBE Insurance Group Ltd. (m)	3,952

	Austria — 1.1%
118	Erste Group Bank AG (m)	2,523

	Belgium — 3.9%
138	KBC Groep N.V. (m)	3,053
58	Solvay S.A. (m)	5,909

		8,962

	Canada — 2.1%
228	First Quantum Minerals Ltd. (m)	4,778

	Finland — 2.9%
89	Ruukki Group OYJ (a) (m)	120
547	UPM-Kymmene OYJ (m)	6,401

		6,521

	France — 10.4%
78	Bouygues S.A. (m)	2,928
88	Cie de St-Gobain (m)	4,048
35	PPR (m)	5,355
101	Sodexo (m)	7,320
262	Suez Environnement Co. (m)	4,112

		23,763

	Germany — 3.4%
1,561	Commerzbank AG (a) (m)	3,812
69	Deutsche Boerse AG (a) (m)	3,819

		7,631

	Hong Kong — 1.0%
1,530	China Resources Land Ltd. (m)	2,239

	Italy — 3.7%
1,745	Snam Rete Gas S.p.A. (m)	8,529

	Japan — 28.2%
495	Amada Co., Ltd. (m)	3,284
213	Bridgestone Corp. (m)	4,992
70	East Japan Railway Co. (m)	4,220
1,863	Fujitsu Ltd. (m)	9,963
2	Japan Tobacco, Inc. (m)	11,336
1,242	JX Holdings, Inc. (m)	7,233
1	KDDI Corp. (m)	9,318
743	Marubeni Corp. (m)	4,325
507	Mitsubishi Electric Corp. (m)	4,691
217	Mitsui & Co., Ltd. (m)	3,170
873	Nippon Sheet Glass Co., Ltd. (m)	1,882

		64,414

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — 7.2%
248	European Aeronautic Defence and Space Co., N.V. (m)	7,308
265	Unilever N.V. CVA (m)	9,163

		16,471

	Norway — 2.6%
518	DnB NOR ASA (m)	5,992

	Singapore — 3.0%
2,719	Singapore Telecommunications Ltd. (m)	6,874

	South Africa — 1.4%
759	African Bank Investments Ltd. (m)	3,277

	South Korea — 4.1%
11	Samsung Electronics Co., Ltd. (m)	9,433

	Sweden — 3.9%
984	Nordea Bank AB (m)	8,936

	Switzerland — 5.4%
99	Holcim Ltd. (a) (m)	6,275
111	Swiss Re AG (a) (m)	6,035

		12,310

	Taiwan — 2.0%
825	Hon Hai Precision Industry Co., Ltd., GDR (m)	4,612

	United Kingdom — 7.2%
884	Cairn Energy plc (a) (m)	4,177
1,130	International Power plc (m)	6,130
149	Petropavlovsk plc (m)	1,755
190	Standard Chartered plc (m)	4,423

		16,485

	Total Common Stocks (Cost $227,594)	217,702

Preferred Stock — 3.5%
	Germany — 3.5%
46	Volkswagen AG (m) (Cost $4,973)	8,041

Short-Term Investment — 1.0%
	Investment Company — 1.0%
2,300	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $2,300)	2,300

	Total Investments — 99.7% (Cost $234,867)	228,043
	Other Assets in Excess of Liabilities — 0.3%	607

	NET ASSETS — 100.0%	$228,650

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SMA FUNDS	9

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	12.6%
Oil, Gas & Consumable Fuels	5 .0
Tobacco	5 .0
Insurance	4 .4
Computers & Peripherals	4 .4
Semiconductors & Semiconductor Equipment	4 .1
Wireless Telecommunication Services	4 .1
Food Products	4 .0
Gas Utilities	3 .7
Automobiles	3 .5
Trading Companies & Distributors	3 .3
Hotels, Restaurants & Leisure	3 .2
Aerospace & Defense	3 .2
Diversified Financial Services	3 .1
Diversified Telecommunication Services	3 .0
Metals & Mining	2 .9

INDUSTRY	PERCENTAGE
Paper & Forest Products	2.8%
Construction Materials	2.8
Independent Power Producers & Energy Traders	2.7
Building Products	2.6
Chemicals	2.6
Multiline Retail	2.3
Auto Components	2.2
Electrical Equipment	2.1
Electronic Equipment, Instruments & Components	2.0
Road & Rail	1.9
Multi-Utilities	1.8
Machinery	1.4
Construction & Engineering	1.3
Real Estate Management & Development	1.0
Short-Term Investment	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2011

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds— 95.5% (t)
	Alaska — 0.3%
	General Obligation — 0.3%
100	Matanuska-Susitna Borough School Board, Series A, GO, NATL-RE, 5.250%, 04/01/16	113

	Arizona — 1.1%
	General Obligation — 0.8%
150	City of Scottsdale, GO, 5.000%, 07/01/21	181
85	Maricopa County Elementary, School District No. 38, Madison Elementary School Improvement Project of 2004, Series B, GO, NATL-RE, 5.000%, 07/01/16	97

		278

	Transportation — 0.3%
90	Arizona State Transportation Board, Series B, Rev., 5.000%, 07/01/13	97

	Total Arizona	375

	California — 3.8%
	Education — 0.4%
60	California Educational Facilities Authority, Pomona College, Series A, Rev., 5.000%, 01/01/18	72
50	University of California, Series C, Rev., NATL-RE, 4.750%, 05/15/13 (p)	54

		126

	General Obligation — 1.1%
200	Los Angeles Unified School District, Election of 2002, Series A, GO, AGM, 5.000%, 07/01/13 (p)	215
175	San Ramon Valley Unified School District, 2002 Election, GO, AGM, 5.250%, 08/01/15	193

		408

	Other Revenue — 0.3%
75	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	86
25	Golden West Schools Financing Authority, Beverly Hills Unified School District, Rev., NATL-RE, FGIC, 5.250%, 08/01/23	30

		116

	Prerefunded — 2.0%
30	El Monte Union High School District, 2002 Election, Series B, GO, NATL-RE, 5.000%, 03/01/15 (p)	34
80	Golden State Tobacco Securitization Corp., Series A-1, Rev., 6.750%, 06/01/13 (p)	88
30	Pasadena Unified School District, Election 1997, Series D, GO, NATL-RE, 4.500%, 05/01/13 (p)	32

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — Continued
100	Redondo Beach Unified School District, Election of 2000, GO, AGM, 5.750%, 08/01/13 (p)	111
50	San Francisco City & County Airports Commission, Second Series Issue 28B, Rev., NATL-RE, 4.750%, 05/01/12 (p)	51
175	State of California, Economic Recovery, Series A, GO, NATL-RE, 5.000%, 07/01/12 (p)	181
215	Twin Rivers Unified School District, GO, AGM, 5.250%, 08/01/12 (p)	225

		722

	Total California	1,372

	Colorado — 3.0%
	General Obligation — 1.0%
305	Jefferson County School District R-1, GO, 5.000%, 12/15/22	367

	Other Revenue — 1.7%
500	Colorado Water Resources & Power Development Authority, Revolving Fund, Series A, Rev., 5.250%, 09/01/16	590

	Special Tax — 0.3%
100	City of Grand Junction, Rev., 5.000%, 03/01/13	106

	Total Colorado	1,063

	Connecticut — 5.6%
	General Obligation — 4.1%
150	City of New Britain, GO, AGM, 5.000%, 04/15/17	176
250	State of Connecticut, Series E, GO, 5.000%, 12/15/16	294
500	Town of Stratford, Series 2011 B, GO, 4.000%, 08/01/17	559
200	Town of Trumbull, GO, 5.000%, 09/15/16	234
200	Town of Wilton, GO, 5.000%, 01/15/13	211

		1,474

	Prerefunded — 1.5%
500	Town of Plainville, GO, NATL-RE, FGIC, 5.000%, 12/01/12 (p)	525

	Total Connecticut	1,999

	District of Columbia — 0.8%
	Education — 0.3%
100	District of Columbia, Georgetown University, Series A, Rev., AMBAC, 5.000%, 04/01/16	111

	General Obligation — 0.1%
20	District of Columbia, Series C, GO, AGM, 5.000%, 06/01/15	23

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SMA FUNDS	11

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 0.4%
135	Washington Metropolitan Area Transit Authority, Series A, Rev., 5.000%, 07/01/18	158

	Total District of Columbia	292

	Florida — 2.9%
	General Obligation — 1.6%
500	Florida State Board of Education, Public Education, Capital Outlay, Series D, GO, 5.000%, 06/01/25 (w)	569

	Other Revenue — 0.8%
185	Florida State Department of Transportation, Series A, Rev., 4.000%, 07/01/18	204
80	Polk County, Public Facilities Authority, Rev., NATL-RE, 5.000%, 12/01/18	86

		290

	Transportation — 0.4%
125	Florida State Turnpike Authority, Series C, Rev., 5.000%, 07/01/14	136

	Water & Sewer — 0.1%
25	Seminole County, Water & Sewer, Rev., 5.000%, 10/01/18	28

	Total Florida	1,023

	Georgia — 4.7%
	Certificate of Participation/Lease — 0.7%
225	Metropolitan Atlanta Rapid Transit Authority, Second Indenture Series, COP, NATL-RE, 5.000%, 01/01/13 (p)	237

	General Obligation — 1.1%
200	Henry County School District, GO, 4.000%, 08/01/13	212
150	State of Georgia, Series D, GO, 5.250%, 10/01/15	175

		387

	Other Revenue — 2.7%
625	County of Columbia, Water & Sewage, Rev., 4.000%, 06/01/17	699
250	DeKalb County, Water & Sewer, Series B, Rev., 5.250%, 10/01/26	275

		974

	Water & Sewer — 0.2%
60	Jackson County Water & Sewer Authority, Series A, Rev., XLCA, 5.250%, 09/01/21	65

	Total Georgia	1,663

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hawaii — 1.0%
	General Obligation — 1.0%
300	State of Hawaii, Unrefunded Balance, Series DR, GO, 5.000%, 06/01/18	357

	Idaho — 0.2%
	Water & Sewer — 0.2%
50	Idaho Board Bank Authority, Series B, Rev., NATL-RE, 5.000%, 09/15/15	57

	Illinois — 0.9%
	General Obligation — 0.4%
60	City of Chicago, Series A, GO, AGM, 5.500%, 01/01/19	69
60	Cook-Kane Lake & McHenry Counties Community College District No. 512, William Rainey Harper College, GO, 5.000%, 12/01/11	60

		129

	Prerefunded — 0.5%
150	Metropolitan Pier & Exposition Authority, Series A-2002, Rev., FGIC, 5.500%, 06/15/18 (p)	182

	Total Illinois	311

	Indiana — 0.9%
	Education — 0.4%
100	Purdue University, Student Fees, Series U, Rev., 5.250%, 07/01/21	122

	Other Revenue — 0.5%
150	Indiana Transportation Finance Authority, Series B, Rev., NATL-RE, FGIC, 5.500%, 12/01/16	179

	Total Indiana	301

	Iowa — 0.2%
	Water & Sewer — 0.2%
65	City of Des Moines, Sewer System, Series H, Rev., AGM, 5.000%, 06/01/14	72

	Kansas — 2.4%
	General Obligation — 2.4%
500	City of Wichita, Series B, GO, 4.000%, 09/01/17	564
265	Sedgwick County Unified School District No. 265 Goddard, Series 2, GO, AGM, 5.000%, 10/01/15	302

	Total Kansas	866

	Kentucky — 0.8%
	Prerefunded — 0.8%
250	University of Kentucky, Housing & Dining Systems, Series S, Rev., AGM, 4.400%, 06/01/13 (p)	266

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Louisiana — 0.6%
	Industrial Development Revenue/Pollution Control Revenue — 0.6%
200	Terrebonne Parish, Series ST, Rev., 5.875%, 03/01/26	228

	Maryland — 5.5%
	General Obligation — 4.4%
500	Anne Arundel County, Consolidated General Improvements, GO, 5.000%, 04/01/20	605
500	Maryland State Refunding, State & Local Facilities Loan, Series C, GO, 5.000%, 11/01/17	600
100	Montgomery County, Public Improvement, Series A, GO, 5.000%, 05/01/17 (p)	119
50	Prince Georges County, Public Improvement, Series A, GO, 5.000%, 10/01/13	54
200	State of Maryland, Local Facilities First, Series A, GO, 5.000%, 03/01/13	212

		1,590

	Prerefunded — 0.8%
250	Maryland State Economic Development Corp., University Maryland College Park Project, Rev., 5.625%, 06/01/13 (p)	270

	Transportation — 0.3%
100	Maryland State Department of Transportation County, Second Issue, Rev., 4.000%, 09/01/16	113

	Total Maryland	1,973

	Massachusetts — 4.6%
	Certificate of Participation/Lease — 2.1%
	Massachusetts Bay Transportation Authority,
350	Series A, Rev., COP, 5.250%, 07/01/27	425
250	Series B, Rev., COP, 5.250%, 07/01/23	308

		733

	Education — 0.3%
100	University of Massachusetts Building Authority, Senior Series 1, Rev., AMBAC, 5.250%, 11/01/13 (p)	109

	General Obligation — 1.6%
300	Commonwealth of Massachusetts, Series B, GO, 5.250%, 08/01/21	369
	Commonwealth of Massachusetts, Consolidated Loan,
150	Series D, GO, NATL-RE, 5.500%, 11/01/12	158
35	Series A, GO, 5.000%, 05/01/13	37

		564

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.3%
100	Massachusetts Health & Educational Facilities Authority, Harvard University, Series A, Rev., 5.000%, 12/15/15	116

	Prerefunded — 0.3%
100	Commonwealth of Massachusetts, Special Obligation, Rev., FGIC, 5.000%, 01/01/14 (p)	109

	Total Massachusetts	1,631

	Michigan — 0.5%
	Education — 0.2%
75	Western Michigan University, Rev., NATL-RE, FGIC, 5.000%, 11/15/15	83

	Prerefunded — 0.3%
85	Ovid Elsie Area Schools, School Building & Site, GO, NATL-RE, Q-SBLF, 5.000%, 11/01/12 (p)	89

	Total Michigan	172

	Minnesota — 1.1%
	General Obligation — 0.4%
150	State of Minnesota, Various purpose, Series F, GO, 4.000%, 08/01/13	160

	Other Revenue — 0.7%
200	Minnesota Public Facilities Authority, Series A, Rev., 5.000%, 03/01/16	232

	Total Minnesota	392

	Mississippi — 0.3%
	Prerefunded — 0.3%
100	Mississippi Housing Finance Corp., Short Term Appreciation, Rev., Zero Coupon, 06/01/15 (p)	96

	Missouri — 3.0%
	General Obligation — 2.5%
350	City of Kansas, Improvement, Series A, GO, 5.000%, 02/01/23	413
175	North Kansas City School District No. 74, Direct Deposit Program, GO, 5.000%, 03/01/20	202
250	St. Louis County Reorganized School District No. R-6, GO, AGM, 5.000%, 02/01/14	274

		889

	Transportation — 0.3%
100	Missouri State Highways & Transit Commission, First Lien, Series B, Rev., 5.000%, 05/01/22	113

	Water & Sewer — 0.2%
75	Missouri State Environmental Improvement & Energy Resources Authority, State Revolving Funding Program, Series B, Rev., 5.500%, 07/01/14	83

	Total Missouri	1,085

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SMA FUNDS	13

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New Jersey — 0.8%
	Education — 0.4%
125	New Jersey Economic Development Authority, School Facilities Construction, Series F, Rev., 5.250%, 06/15/13 (p)	135

	Transportation — 0.4%
	New Jersey Transportation Trust Fund Authority,
80	Series A, Rev., 5.250%, 12/15/20	91
60	Series A, Rev., 5.500%, 12/15/21	70

		161

	Total New Jersey	296

	New Mexico — 4.6%
	Other Revenue — 4.6%
300	Bernalillo County, Gross Receipts, Tax Revenue, Rev., AMBAC, 5.250%, 10/01/26	368
	New Mexico Finance Authority, State Transportation, Senior Lien,
250	Rev., 5.000%, 06/15/24	288
125	Series A, Rev., NATL-RE, 5.250%, 06/15/14 (p)	140
	New Mexico Finance Authority, State Transportation, Sub Lien,
200	Series A-2, Rev., 5.000%, 12/15/20	238
500	Series A-2, Rev., 5.000%, 12/15/21	588
30	New Mexico Finance Authority, Sub Lien Public Project Revolving Fund, Series B, Rev., NATL-RE, 5.000%, 06/15/17	35

	Total New Mexico	1,657

	New York — 9.9%
	Education — 0.3%
100	New York State Dormitory Authority, Series B, Rev., 4.000%, 03/15/14	108

	General Obligation — 1.6%
50	Ardsley Union Free School District, Series B, GO, AGM, 4.000%, 06/15/15	55
195	Briarcliff Manor, Public Improvement, Series A, GO, AGM, 5.000%, 09/01/14	218
100	Queensbury Union Free School District, GO, 4.000%, 12/15/18	112
75	Suffolk County, Public Improvement, Series B, GO, NATL-RE, 4.250%, 11/01/14	82
100	Syosset Central School District, GO, AGM, 4.250%, 12/15/13	108

		575

	Industrial Development Revenue/Pollution Control Revenue — 0.9%
280	City of New York, Series E-1, GO, 6.250%, 10/15/28	328

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 6.2%
110	New York City Transitional Finance Authority, Fiscal Year 2009, Series S-5, Rev., 5.000%, 01/15/26	119
300	New York State Dormitory Authority, Consolidated Service Contract, Series A, Rev., 5.000%, 07/01/18	348
260	New York State Dormitory Authority, Personal Education, Series C, Rev., 5.000%, 03/15/19	305
50	New York State Environmental Facilities Corp., Revolving Funds, New York City Municipal Projects, Sub Series E, Rev., 5.000%, 06/15/12	51
250	New York State Environmental Facilities Corp., Revolving Funds, New York City Municipal Water Projects, Series K, Rev., 5.500%, 06/15/17	302
100	New York State Urban Development Corp., Service Contract, Series A, Rev., 5.000%, 01/01/16	114
100	Triborough Bridge & Tunnel Authority, Sub Series D, Rev., 5.000%, 11/15/18	116
750	Triborough Bridge & Tunnel Authority, General Purpose, Series A, Rev., 5.000%, 01/01/26	846

		2,201

	Special Tax — 0.3%
100	Sales Tax Asset Receivable Corp., Series A, Rev., NATL-RE, 5.000%, 10/15/17	111

	Water & Sewer — 0.6%
175	New York City Municipal Water Finance Authority, Series AA, Rev., 5.000%, 06/15/17	205

	Total New York	3,528

	North Carolina — 2.4%
	Certificate of Participation/Lease — 1.1%
65	Cabarrus County, COP, 5.250%, 02/01/13 (p)	69
290	North Carolina Infrastructure Finance Corp., Capital Improvement, Series A, COP, AGM, 5.000%, 05/01/15	329

		398

	Transportation — 1.3%
	State of North Carolina,
150	Rev., NATL-RE, 5.000%, 03/01/12	152
300	Rev., NATL-RE, 5.000%, 03/01/13	318

		470

	Total North Carolina	868

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2011

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Ohio — 1.1%
	General Obligation — 0.7%
100	Cincinnati City School District, Classroom Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/19	119
100	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	119

		238

	Other Revenue — 0.4%
125	Ohio State Water Development Authority, Loan Fund, Water Quality, Rev., 5.250%, 12/01/18	152

	Total Ohio	390

	Oregon — 5.3%
	General Obligation — 4.7%
215	Clackamas County School District No. 7J, Lake Oswego, GO, AGM, 5.250%, 06/01/25	263
300	Linn County Community School District No. 9 Lebanon, GO, NATL- RE, FGIC, 5.250%, 06/15/26	366
1,000	Oregon State Department of Administrative Services, Series B, GO, AGM, 5.000%, 05/01/13	1,067

		1,696

	Other Revenue — 0.6%
175	Oregon State Department of Administrative Services, Series A, Rev., 5.000%, 04/01/21	205

	Total Oregon	1,901

	Pennsylvania — 3.9%
	Education — 0.6%
190	Delaware County Authority, Villanova University, Rev., AMBAC, 5.000%, 08/01/23	203

	General Obligation — 2.7%
50	Allegheny County, Series C-57, GO, NATL-RE, FGIC, 5.250%, 11/01/12	53
500	Central Bucks School District, Series A, GO, 5.000%, 05/15/23	588
	Commonwealth of Pennsylvania, Second Series,
200	GO, 5.000%, 01/01/16 (p)	231
100	GO, 5.000%, 03/01/16	116

		988

	Other Revenue — 0.3%
100	Bucks County Water & Sewer Authority, Series A, Rev., AMBAC, 5.000%, 06/01/12 (p)	103

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.3%
100	City of Philadelphia, Water & Wastewater, Series A, Rev., NATL-RE, FGIC, 5.500%, 11/01/11	100

	Total Pennsylvania	1,394

	South Carolina — 1.3%
	General Obligation — 1.3%
300	State of South Carolina, Series C, GO, 5.000%, 03/01/22	364
100	State of South Carolina, State Highway, Series A, GO, 4.000%, 06/01/14	109

	Total South Carolina	473

	Tennessee — 1.3%
	General Obligation — 0.5%
	Metropolitan Government of Nashville & Davidson County,
50	GO, 5.000%, 01/01/20	58
100	Series B, GO, 5.000%, 08/01/15	114

		172

	Other Revenue — 0.8%
250	City of Memphis, Rev., 5.000%, 12/01/17	295

	Total Tennessee	467

	Texas — 9.0%
	Education — 2.0%
	University of Texas, Financing System,
100	Series C, Rev., 5.000%, 08/15/12	104
500	Series C, Rev., 5.000%, 08/15/18	600

		704

	General Obligation — 2.6%
75	City of El Paso, Series A, GO, NATL-RE, 4.750%, 08/15/23	81
240	City of Irving, Improvement, GO, 5.000%, 09/15/21	287
500	Hays County, Pass-Thru Toll, GO, 5.000%, 02/15/23	570

		938

	Other Revenue — 1.8%
240	City of Fort Worth, Drainage Utility System, Rev., 4.000%, 02/15/36	232
210	Harris County, Series C, Rev., 5.000%, 08/15/22	238
150	Texas State Public Finance Authority, Criminal Projects, Rev., AMBAC, 4.000%, 02/01/14	161

		631

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SMA FUNDS	15

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — 1.7%
100	Harris County, Series C, GO, 5.750%, 10/01/18 (p)	125
75	Liberty Independent School District, GO, PSF-GTD, 5.500%, 02/15/12 (p)	76
75	University of Texas, Series A, Rev., 6.250%, 01/01/13 (p)	80
300	University of Texas, Financing System, Series D, Rev., 5.000%, 08/15/14 (p)	335

		616

	Utility — 0.1%
50	City of Garland, Electric System, Rev., NATL-RE, 5.625%, 03/01/15	57

	Water & Sewer — 0.8%
50	City of Houston, Utilities System, First Lien, Series A, Rev., AGM, 5.000%, 11/15/15	58
25	City of San Antonio, Water Authority, Rev., NATL-RE, FGIC, 5.500%, 05/15/15	29
70	Mesquite Waterworks & Sewer System, Rev., AGM, 5.000%, 03/01/20	78
100	Trinity River Authority, Rev., 5.000%, 08/01/14	111

		276

	Total Texas	3,222

	Utah — 0.2%
	Other Revenue — 0.2%
75	Utah State Building Ownership Authority, State Facilities Master Lease Program, Series C, Rev., AGM, 5.500%, 05/15/14 (p)	84

	Vermont — 0.1%
	Utility — 0.1%
35	Vermont Public Power Supply Authority, McNeil Project, Series E, Rev., NATL-RE, 5.250%, 07/01/14	39

	Virginia — 6.7%
	General Obligation — 5.4%
550	City of Norfolk, Capital Improvement, Series C, GO, 5.000%, 04/01/17	649
150	Loudoun County, Public Improvement, Series A, GO, 5.000%, 07/01/16	176
900	Newport News Virginia, Water Improvement, Series B, GO, 5.250%, 07/01/22	1,111

		1,936

	Other Revenue — 0.2%
50	Virginia College Building Authority, 21st Century College, Rev., 5.000%, 02/01/23	60

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 1.1%
355	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 5.625%, 06/01/15 (p)	412

	Total Virginia	2,408

	Washington — 2.7%
	General Obligation — 2.5%
500	City of Seattle, GO, NATL-RE, 5.000%, 01/01/14	547
25	Snohomish County School District No. 2 Everett, GO, NATL-RE, FGIC, 5.000%, 12/01/16	29
280	State of Washington, Various Purpose, Series 2010A, GO, 5.000%, 08/01/19	336

		912

	Transportation — 0.1%
25	Port of Seattle, Intermediate Lien, Series A, Rev., NATL-RE, 5.000%, 03/01/15	28

	Utility — 0.1%
20	Energy Northwest, Project 1, Series D, Rev., 5.000%, 07/01/16	23

	Total Washington	963

	Wisconsin — 2.0%
	General Obligation — 0.1%
50	Northland Pines School District, GO, AGM, 5.000%, 04/01/12	51

	Other Revenue — 1.9%
	State of Wisconsin,
290	Series A, Rev., 5.000%, 07/01/20	348
300	Series A, Rev., 5.000%, 07/01/26	330

		678

	Total Wisconsin	729

	Total Municipal Bonds (Cost $32,811)	34,126

SHARES
Short-Term Investment — 7.0%
	Investment Company — 7.0%
2,507	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% † (b) (l) (m) (Cost $2,507)	2,507

	Total Investments — 102.5% (Cost $35,318)	36,633
	Liabilities in Excess of Other Assets — (2.5)%	(897)

	NET ASSETS — 100.0%	$35,736

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2011

Inflation-Linked Swaps (Amounts in thousands)
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.573% at termination	CPI-U at termination	01/15/14	$1,000	$(48)
Barclays Bank plc	2.610% at termination	CPI-U at termination	03/19/15	1,500	(83)
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/15	500	(28)
Barclays Bank plc	2.095% at termination	CPI-U at termination	05/24/16	5,000	48
BNP Paribas	1.980% at termination	CPI-U at termination	01/31/14	1,000	13
BNP Paribas	2.440% at termination	CPI-U at termination	04/01/15	5,000	(37)
BNP Paribas	2.720% at termination	CPI-U at termination	04/01/21	10,000	(215)
Citibank, N.A.	1.470% at termination	CPI-U at termination	08/26/15	1,000	45
Citibank, N.A.	2.735% at termination	CPI-U at termination	03/02/21	1,000	(22)
Royal Bank of Scotland	2.740% at termination	CPI-U at termination	07/31/13	1,000	(66)
Royal Bank of Scotland	2.620% at termination	CPI-U at termination	06/28/25	1,000	(5)
Union Bank of Switzerland AG	2.438% at termination	CPI-U at termination	03/02/16	1,000	(7)

					$(405)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SMA FUNDS	17

J.P. Morgan SMA Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.*
COP	— Certificate of Participation
CPI-U	— Consumer Price Index for All Urban Consumers
CVA	— Dutch Certification
FGIC	— Insured by Financial Guaranty Insurance Co.
GDR	— Global Depositary Receipt
GO	— General Obligation
GTD	— Guaranteed
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue
XLCA	— Insured by XL Capital Assurance

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(l)	— The rate shown is the current yield as of October 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and forward foreign exchange currency contracts.

(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— When-issued security.
†	— Approximately $600,000 of this investment is restricted as collateral for swaps to various brokers.
*	— Filed for bankruptcy on November 8, 2010.

For the JPMorgan International Value SMA Fund, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. to the financial statements, are approximately $220,965,000 and 96.9%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2011

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011

(Amounts in thousands, except per share amounts)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$225,743	$34,126
Investments in affiliates, at value	2,300	1,907
Investments in affiliates — restricted, at value	—	600

Total investment securities, at value	228,043	36,633
Cash	86	—
Receivables:
Investment securities sold	622	—
Fund shares sold	481	—
Interest and dividends from non-affiliates	878	431
Dividends from affiliates	— (a)	—	(a)
Tax reclaims	79	—
Outstanding swap contracts, at value	—	106
Due from Advisor	34	10

Total Assets	230,223	37,180

LIABILITIES:
Payables:
Dividends	—	73
Investment securities purchased	1,259	795
Fund shares redeemed	227	—
Outstanding swap contracts, at value	—	511
Accrued liabilities:
Custodian and accounting fees	23	10
Collateral management fees	—	4
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)
Professional fees	34	32
Other	29	19

Total Liabilities	1,573	1,444

Net Assets	$228,650	$35,736

NET ASSETS:
Paid in capital	$247,053	$34,914
Accumulated undistributed (distributions in excess of) net investment income	7,178	(1)
Accumulated net realized gains (losses)	(18,733)	(87)
Net unrealized appreciation (depreciation)	(6,848)	910

Total Net Assets	$228,650	$35,736

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	19,940	3,338
Net asset value, offering and redemption price per share (b)	$11.47	$10.71
Cost of investments in non-affiliates	$232,567	$32,811
Cost of investments in affiliates	2,300	1,907
Cost of investments in affiliates — restricted	—	600

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SMA FUNDS	19

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2011

(Amounts in thousands)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$693
Dividend income from non-affiliates	8,174	—
Dividend income from affiliates	5	1
Foreign taxes withheld	(637)	—

Total investment income	7,542	694

EXPENSES:
Administration fees	205	23
Custodian and accounting fees	100	44
Collateral management fees	—	8
Interest expenses to affiliates	— (a)	—
Professional fees	71	55
Trustees’ and Chief Compliance Officer’s fees	2	— (a)
Printing and mailing costs	26	5
Registration and filing fees	55	18
Transfer agent fees	29	1
Other	6	7

Total expenses	494	161

Less amounts waived	(205)	(23)
Less earnings credits	—	— (a)
Less expense reimbursements	(289)	(138)

Net expenses	—	—

Net investment income (loss)	7,542	694

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	13,845	(35)
Futures	75	—
Foreign currency transactions	(14)	—

Net realized gain (loss)	13,906	(35)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(37,576)	601
Futures	10	—
Foreign currency translations	(47)	—
Swaps	—	1

Change in net unrealized appreciation (depreciation)	(37,613)	602

Net realized/unrealized gains (losses)	(23,707)	567

Change in net assets resulting from operations	$(16,165)	$1,261

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,542	$3,543	$694	$391
Net realized gain (loss)	13,906	6,988	(35)	(53)
Change in net unrealized appreciation (depreciation)	(37,613)	14,761	602	221

Change in net assets resulting from operations	(16,165)	25,292	1,261	559

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,733)	(2,805)	(695)	(392)
From net realized gains	—	—	—	(8)

Total distributions to shareholders	(3,733)	(2,805)	(695)	(400)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	126,561	91,032	26,915	6,270
Dividends and distributions reinvested	1,259	955	—	—
Cost of shares redeemed	(66,841)	(96,610)	(7,660)	(816)

Change in net assets from capital transactions	60,979	(4,623)	19,255	5,454

NET ASSETS:
Change in net assets	41,081	17,864	19,821	5,613
Beginning of period	187,569	169,705	15,915	10,302

End of period	$228,650	$187,569	$35,736	$15,915

Accumulated undistributed (distributions in excess of) net investment income	$7,178	$3,383	$(1)	$— (a)

SHARE TRANSACTIONS:
Issued	9,991	8,187	2,554	597
Reinvested	101	87	—	—
Redeemed	(5,401)	(8,736)	(732)	(77)

Change in Shares	4,691	(462)	1,822	520

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SMA FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Value SMA Fund
Year Ended October 31, 2011	$12.30	$0.41	(f)	$(1.00)	$(0.59)	$(0.24)
Year Ended October 31, 2010	10.80	0.22		1.45	1.67	(0.17)
Year Ended October 31, 2009	8.40	0.26	(f)	2.38	2.64	(0.24)
Year Ended October 31, 2008	16.47	0.29		(8.33)	(8.04)	(0.03)
August 17, 2007 (g) through October 31, 2007	15.00	—	(h)	1.47	1.47	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.F. in the Notes to Financial Statements. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.
(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.47	(4.95)%	$228,650	—%	3.27%	0.21%	65%
12.30	15.67	187,569	—	1.89	0.24	85
10.80	32.28	169,705	—	2.86	0.35	119
8.40	(48.89)	68,158	—	3.03	0.33	115
16.47	9.80	24,810	—	0.26	14.79	10

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SMA FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Tax Aware Real Return SMA Fund
Year Ended October 31, 2011	$10.50	$0.28	$0.21	$0.49	$(0.28)	$—		$(0.28)
Year Ended October 31, 2010	10.34	0.32	0.17	0.49	(0.32)	(0.01)		(0.33)
Year Ended October 31, 2009	9.49	0.38	0.85	1.23	(0.38)	—		(0.38)
Year Ended October 31, 2008	10.14	0.38	(0.65)	(0.27)	(0.38)	—	(f)	(0.38)
May 31, 2007 (g) through October 31, 2007	10.00	0.16	0.14	0.30	(0.16)	—		(0.16)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.F. in the Notes to Financial Statements. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.
(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(C)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.71	4.72%	$35,736	—%	2.65%	0.62%	17%
10.50	4.77	15,915	—	3.08	1.46	4
10.34	13.15	10,302	—	3.76	1.50	32
9.49	(2.86)	7,340	—	3.83	2.84	37
10.14	3.06	2,911	—	4.03	21.57	12

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SMA FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Diversified/Non-Diversified
International Value SMA Fund	Non-Diversified
Tax Aware Real Return SMA Fund	Diversified

The investment objective of International Value SMA Fund is to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Tax Aware Real Return SMA Fund is to maximize after-tax inflation protected return.

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. serves as the investment advisor or subadvisor to the account with the separately managed account sponsor or directly with the client. Fund shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

26	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2011

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

International Value SMA Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,078	$220,965	$—	$228,043

Tax Aware Real Return SMA Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$2,507	$34,126	$—	$36,633

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$106	$—	$106

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(511)	$—	$(511)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 1 consists of a common stock held in Canada and a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for country specifics of the portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for state specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended October 31, 2011.

B. Futures Contracts — The International Value SMA Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The International Value SMA Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

OCTOBER 31, 2011	J.P. MORGAN SMA FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

The table below discloses the volume of the Fund’s futures activities during the year ended October 31, 2011 (amounts in thousands):

	International Value SMA Fund
Futures Contracts:
Average Notional Balance Long	$4,141	*
Ending Notional Balance Long	—

*	Average for the period December 1, 2010 through February 28, 2011 and May 1, 2011 through June 30, 2011.

C. Swaps — The Tax Aware Real Return SMA Fund uses inflation-linked swaps to provide inflation protection within its portfolio. These transactions are negotiated contracts between the Fund and a counterparty to exchange cash flows at specified, future intervals.

The notional value of these swaps increased during the period, with the increase in the Fund’s net assets, as follows (amounts in thousands):

Tax Aware Real Return SMA Fund
Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed Rate	$22,231
Ending Notional Balance — Pays Fixed Rate	29,000

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. These amounts are held in segregated accounts with the Fund’s or counterparty’s custodial bank, as applicable.

Daily movement of collateral is subject to minimum threshold amounts.

Collateral posted by the Fund is invested in an affiliated money fund (See Note 3.E.) and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted.

The Tax Aware Real Return SMA Fund’s swap contracts at net value and collateral posted or received by counterparty as of October 31, 2011 are as follows (amounts in thousands):

Fund		Counterparty	Value of swap contracts	Collateral amount
Tax Aware Real Return SMA Fund	Collateral Posted	BNP Paribas	$(239)	$600

D. Summary of Derivatives Information

The following tables present the value of derivatives held as of October 31, 2011, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Tax Aware Real Return SMA Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Swaps
Interest rate contracts	Receivables	$106

Total		$106

Liabilities:
Interest rate contracts	Payables	$(511)

Total		$(511)

28	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2011

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2011, by primary underlying risk exposure (amounts in thousands):

International Value SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$75	$75

Total	$75	$75

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$10	$10

Total	$10	$10

Tax Aware Real Return SMA Fund

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps	Total
Interest rate contracts	$1	$1

Total	$1	$1

The Funds’ derivative contracts held at October 31, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

G. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

OCTOBER 31, 2011	J.P. MORGAN SMA FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually for International Value SMA Fund and monthly for Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
International Value SMA Fund	$—	$(14)	$14

The reclassifications for the Fund relate primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor does not charge an advisory fee to the Funds. It should be understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Advisor is compensated directly or indirectly by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2011, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Funds’ shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. International Value SMA Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations. For Tax Aware Real Return SMA Fund, the custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

E. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return SMA Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

F. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes and extraordinary expenses) are borne by the Funds pursuant to contractual arrangements with the Advisor through February 29, 2012.

For the year ended October 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers		Contractual Reimbursements
	Administration	Total
International Value SMA Fund	$205	$205	$289
Tax Aware Real Return SMA Fund	23	23	138

30	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2011

G. Other — The Funds may invest in one or more Money Market Funds advised by the Advisor or its affiliates.

Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to accordance with the Plan performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2011, International Value SMA Fund incurred $279 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$212,846	$145,885
Tax Aware Real Return SMA Fund	23,433	4,356

During the year ended October 31, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Value SMA Fund	$237,402	$19,179	$28,538	$(9,359)
Tax Aware Real Return SMA Fund	35,339	1,348	54	1,294

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax-Exempt Distributions	Total Distributions Paid
International Value SMA Fund	$3,733	$—	$3,733
Tax Aware Real Return SMA Fund	—	695	695

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax-Exempt Distributions	Net Long-Term Capital Gains	Total Distributions Paid
International Value SMA Fund	$2,805	$—	$—	$2,805
Tax Aware Real Return SMA Fund	—	392	8	400

OCTOBER 31, 2011	J.P. MORGAN SMA FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

At October 31, 2011, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax-Exempt Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
International Value SMA Fund	$7,177	$—	$(16,199)	$(9,383)
Tax Aware Real Return SMA Fund	—	73	(65)	889

The cumulative timing differences primarily consist of trustee deferred compensation (International Value SMA Fund), distributions payable (Tax Aware Real Return SMA Fund) and wash sale loss deferrals.

As of October 31, 2011, the Funds had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
International Value SMA Fund	$16,199	$—	$—	$16,199
Tax Aware Real Return SMA Fund	—	53	12	65

During the year ended October 31, 2011, the International Value SMA Fund utilized capital loss carryforwards of approximately $14,152,000.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

International Value SMA Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2011, substantially all of the International Value SMA Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income, from such securities.

As of October 31, 2011, International Value SMA Fund invested approximately 28.3% of its total investments in Japan.

32	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2011

International Value SMA Fund has several shareholders, which are accounts maintained by separately managed account sponsors on behalf of their clients, that own significant portions of the Fund’s outstanding shares. Tax Aware Real Return SMA Fund has a shareholder, which is an account maintained by a separately managed account sponsor on behalf of its clients, that owns all of the Fund’s outstanding shares. Significant shareholder transactions, if any, may impact the Funds’ performance.

Tax Aware Real Return SMA Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return SMA Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparties (e.g. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivatives instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.C.

OCTOBER 31, 2011	J.P. MORGAN SMA FUNDS	33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan International Value SMA Fund and JPMorgan Tax Aware Real Return SMA Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Value SMA Fund and JPMorgan Tax Aware Real Return SMA Fund (each a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2011

34	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2011

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

OCTOBER 31, 2011	J.P. MORGAN SMA FUNDS	35

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

36	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2011

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006; from April 2005 to February 2006, Associate, J.P. Morgan Funds Management.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2011	J.P. MORGAN SMA FUNDS	37

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, May 1, 2011, and continued to hold your shares at the end of the reporting period, October 31, 2011.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011†*	Annualized Expense Ratio†
International Value SMA Fund
Actual	$1,000.00	$823.40	$0.00	0.00%
Hypothetical	1,000.00	1,025.21	0.00	0.00

Tax Aware Real Return SMA Fund
Actual	1,000.00	1,011.10	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Funds and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

38	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2011

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advi-

sor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement, was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s ongoing compliance processes and structures. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

OCTOBER 31, 2011	J.P. MORGAN SMA FUNDS	39

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM earns fees from the Funds for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. In addition, the Trustees considered that the Advisor receives fees from sponsors of separately managed accounts that are invested in the Funds.

Economies of Scale

The Trustees noted that there was not an investment advisory fee charged to the Funds. The Trustees also noted that the fee schedule for the administrative services provided by JPMFM includes a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees also recognized the Advisor has fee waivers and expense limitations in place that serve to limit the Funds’ overall net expense ratios at competitive levels. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the Advisory Agreement or management fees including administrative fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees further noted that the overall fee structure of the Funds as compared to the Advisor’s other clients was reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance are summarized below:

The Trustees noted that the International Value SMA Fund’s performance was in the first quintile for the one- and three-year periods ended December 31, 2010. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

40	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2011

The Trustees noted that the Tax Aware Real Return SMA Fund’s performance was in the fifth and third quintiles for the one- and three-year periods ended December 31, 2010, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. However, they requested that the Advisor provide additional Fund performance information to be reviewed with members of the fixed income subcommittee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Advisor because the Funds are used only by managed-account strategies advised by the Advisor. The Trustees considered each Fund’s contractual advisory fee rate and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee (which is 0.00%) and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the expenses of each Fund after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of expense ratios because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s expense ratios are summarized below:

The Trustees noted that the International Value SMA Fund’s contractual advisory fee was 0.00% and that the actual total expenses were in the first quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Tax Aware Real Return SMA Fund’s contractual advisory fee was 0.00% and that the actual total expenses were in the first quintile of its Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

OCTOBER 31, 2011	J.P. MORGAN SMA FUNDS	41

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
International Value SMA	$3,686

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2011, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
International Value SMA Fund	$7,537	$631

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2011. These shareholders will receive more detailed information along with their 2011 Form 1099-DIV.

Tax-Exempt Income

The following represents the percentage of distributions paid from net investment income that are exempt from federal income tax for the fiscal year ended October 31, 2011:

Exempt Distributions Paid
Tax Aware Real Return SMA Fund	100.00%

42	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2011

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. October 2011.	AN-SMA-1011

Annual Report

J.P. Morgan Specialty Funds

October 31, 2011

JPMorgan Global Natural Resources Fund

JPMorgan International Realty Fund

JPMorgan Strategic Preservation Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 23, 2011

Dear Shareholder:

Early this year, the U.S. economy appeared to gain some momentum, and investors seemed to have greater confidence in the ability of the U.S. economy to recover from the devastating financial crisis of three years ago.

“Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer.”

By June, however, investors’ confidence quickly waned. Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer. In early August, each of the three major U.S. stock indices experienced its worst one-day performance since December 1, 2008.

Today, investors still appear to lack confidence in the ability of European governments to combat the region’s debt crisis. The continued uncertainty surrounding global economic growth has continued to dampen their appetite for risk, leading to heightened equity market volatility.

On a more positive note, however, recent economic data on auto sales, payroll employment, and manufacturing activity all appear to indicate that the U.S. has avoided a double dip recession — at least for now. That being said, as we look ahead into 2012, European debt concerns and soft economic data are likely to continue to impact our global markets.

European credit woes trigger equity downturn

Uncertainty surrounding the European debt crisis and concerns surrounding slowing economic growth helped trigger a sharp downturn in equities in the third quarter of 2011. This downturn was not enough to erase earlier gains, as the Standard & Poor’s 500 Index (“S&P 500 Index”) finished the 12-month period ended October 31, 2011 at a level of 1,253, an 8.1% increase from 12 months earlier.

Global stock indices followed a similar path, as early gains were reversed by growing anxiety over the European financial crisis and weakness in emerging market economies. As of the end of the 12-month reporting period, the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) had returned -4.1%, while the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes) had returned -7.7% for the same reporting period.

Anxiety over global crisis drives investors to safety

Weak economic growth and a worsening European debt crisis boosted the fixed income market, as investors found retreat in ultra-safe U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 5.0%, the Barclays Capital High Yield Index returned 5.2%, while the Barclays Capital Emerging Markets Index returned 3.8% for the 12-month period ended October 31, 2011.

Amid sluggish economic data and continued euro zone debt concerns, U.S. Treasury securities maturing in 10 years or more soared in price, pushing yields to historic lows. At one point, 10-year U.S. Treasury yields dipped below 2%, the lowest level since the 1940s. The yields on the benchmark 10-year U.S. Treasury dropped from 2.6% 12 months ago to 2.2% as of October 31, 2011. Yields on the 30-year U.S. Treasury also declined, falling from 4.0% to 3.2% as of the end of the 12-month period, while the two-year note was unchanged at 0.3%.

Can policy initiatives provide a measure of relief?

Over the past several months, investors have grappled with U.S. and European political gridlock as well as sovereign debt issues that have provoked fears of escalating contagion in the European debt crisis. This situation remains an ongoing source of concern, and until further efforts are made to stabilize the crisis in that region, we believe investors should expect continued market volatility — particularly in the short run.

Looking forward, however, we believe U.S. stocks may be positioned to grow in 2012, particularly given current valuations and the prospects for growth in corporate earnings. However, this growth will depend on many factors, including policy initiatives, additional monetary stimulus, as well as other efforts to promote stability. Until this occurs, the uncertain climate appears to suggest the need for a balanced investment strategy — including a focus on risk management and a diversified approach to fixed income investing.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2012 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	1

JPMorgan Global Natural Resources Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 30, 2010 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2011

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-9.33%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	4.00%
HSBC Gold, Mining and Energy Index	1.01%

Net Assets as of 10/31/2011 (In Thousands)	$69,926

INVESTMENT OBJECTIVE**

The JPMorgan Global Natural Resources Fund (the “Fund”) seeks to provide long-term capital appreciation.

HOW DID THE MARKET PERFORM?

Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support stock prices during the first half of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in April 2011. This negative mood among investors worsened as the market seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Stocks rebounded in October 2011 as better-than-expected economic data caused investors to regain their appetite for risk. In the end, the MSCI World Index (net of foreign withholding taxes) returned 4.00% for the period November 30, 2010 through October 31, 2011.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

Individual detractors from the Fund’s return included Kinross Gold Corp. and Niko Resources Ltd. Shares of Canadian gold miner Kinross Gold Corp. declined amid production delays and investors’ concerns about the firm’s recent acquisitions, as gold equities generally failed to rise with gold prices. Niko Resources Ltd. is a Canada-based company that is engaged in the exploration, development and production of natural gas and oil, with operations in India and other parts of the world. The stock declined after the company announced delays in its expansion plans due to pricing negotiations with the Indian government.

Individual contributors to the Fund’s returns included Lundin Petroleum AB and Iluka Resources Ltd. Shares of Lundin Petroleum AB, an oil and gas production and exploration company, gained as many investors reacted favorably to the company’s efforts to increase oil production. Shares of Iluka Resources Ltd., an Australia-based miner of mineral sands products, advanced as the company increased production even as tight supplies of zircon and rutile put upward pressure on prices of those commodities.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers sought to invest in natural resource companies operating primarily in the gold and precious metals, energy and base metals sub-sectors. They used bottom-up fundamental research to attempt to identify what they believed were attractively priced stocks of companies that appear positioned to grow their long-term earnings by increasing production and reserves. The Fund was largely unconstrained with regards to sector, regional and market-cap distribution.

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Rio Tinto plc (United Kingdom)	4.7%
2.	BHP Billiton plc (United Kingdom)	3.8
3.	First Quantum Minerals Ltd. (Canada)	3.5
4.	Royal Dutch Shell plc, Class B (Netherlands)	3.2
5.	Kinross Gold Corp. (Canada)	3.0
6.	Xstrata plc (Switzerland)	3.0
7.	Barrick Gold Corp. (Canada)	2.9
8.	Anadarko Petroleum Corp. (United States)	2.9
9.	Newcrest Mining Ltd. (Australia)	2.9
10.	AngloGold Ashanti Ltd. (South Africa)	2.7

PORTFOLIO COMPOSITION BY COUNTRY***
Canada	30.9%
United Kingdom	21.7
Australia	17.6
United States	13.3
Switzerland	4.1
South Africa	3.9
Netherlands	3.2
Sweden	2.4
Ireland	1.2
Others (each less than 1.0%)	1.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Global Natural Resources Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 30, 2010 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2011 (continued)

TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		(9.53)%
With Sales Charge*		(14.28)
CLASS C SHARES	11/30/10
Without CDSC		(9.93)
With CDSC**		(10.93)
CLASS R2 SHARES	11/30/10	(9.73)
CLASS R5 SHARES	11/30/10	(9.13)
SELECT CLASS SHARES	11/30/10	(9.33)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Natural Resources Fund, the MSCI World Index, the HSBC Gold, Mining and Energy Index and the Lipper Global Natural Resources Funds Index from November 30, 2010 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI World Index and the HSBC Gold, Mining and Energy Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. For the MSCI World Index, the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Natural Resources Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The HSBC Gold, Mining and Energy Index is comprised of three natural resources sector components which are each equally weighted to reflect 1/3 of the index: 1) The Mining component, consisting of the HSBC Global

Mining Index, excluding Gold, Coal and Uranium, 1) the Gold component, consisting of all gold producers found in the HSBC Global Mining Index, and 3) The Energy component, comprised of the Energy sector within the HSBC Global Equities Index plus any Coal or Uranium companies in the Global Mining Index. The three components are rebalanced quarterly at the end of each March, June, September and December and the index is net of withholding taxes. Lipper Global Natural Resources Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

JPMorgan International Realty Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011

REPORTING PERIOD RETURN:
Fund (Class R5 Shares, without a sales charge)*	-9.35%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-4.08%
FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance (net of foreign withholdings taxes) (“Real Estate Securities Benchmark”)	-5.91%

Net Assets as of 10/31/2011 (In Thousands)	$119,153

INVESTMENT OBJECTIVE**

The JPMorgan International Realty Fund (the “Fund”) will seek to provide long-term capital growth.

HOW DID THE MARKET PERFORM?

Despite political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support stock prices during the first half of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in April 2011. This negative mood among investors worsened as the market seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Stocks rebounded in October 2011 as better-than-expected economic data caused investors to regain their appetite for risk. In the end, the MSCI EAFE Index (net of foreign withholding taxes) returned -4.08% for the reporting period.

International real estate securities lagged other areas of the market, as the Real Estate Securities Benchmark returned -5.91% for the twelve months ended October 31, 2011. Real estate securities in China and Hong Kong were among the weakest performers, hurt by investor uncertainty surrounding the impact of inflation and the government’s attempts to control it without impeding economic growth. Spanish and Italian real estate securities also performed poorly, dragged down by concerns about Europe’s debt crisis. On the positive side, Australian real estate securities performed strongly, supported by normalizing credit markets and the improving balance sheets of real estate companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class R5 Shares, without a sales charge) underperformed the MSCI EAFE Index (net of foreign withholding taxes) and the Real Estate Securities Benchmark for the twelve months ended October 31, 2011. The Fund’s overweight and security selection in Hong Kong detracted from relative performance versus the Real Estate Securities Benchmark, as did the Fund’s stock selection in Singapore and the United Kingdom. The Fund’s overweight and security selection in Japan and France contributed to relative performance versus the Real Estate Securities Benchmark, as did the Fund’s overweight of Australia.

In Hong Kong, the Fund owned real estate development companies in favor of landlord companies. Real estate development companies generate revenue by selling properties, while landlord companies generate revenue through the collection of rent payments. Accordingly, real estate developers are generally viewed by investors as more risky investments than landlord companies due to the comparatively unstable nature of their cash flows. Given the uncertainty surrounding the Hong Kong housing market, investors preferred to own Hong Kong landlord companies during the reporting period, which hurt the Fund’s relative performance versus the Real Estate Securities Benchmark. The Fund’s largest individual detractors versus the Benchmark included overweight positions in Hong Kong real estate development companies New World Development Ltd. and Hang Lung Properties Ltd.

The Fund’s negative security selection in Singapore was driven by its overweight position in CapitaLand Ltd., which buys and develops land to spin-off as real estate investment trusts (REITs). The underperformance of the company’s latest REIT spin-off raised concerns about its ability to spin-off the remaining property on its balance sheet, causing its shares to decline. In the UK, Helical Bar plc was a significant detractor from relative performance. Shares of the property developer declined as many investors became concerned that the company missed its opportunity to effectively deploy capital.

In Japan, investors’ optimism about the country’s improving credit markets and the Bank of Japan’s announced purchases of Japanese REITs benefited many of the Fund’s holdings. The Fund’s largest individual contributors versus the Real Estate Securities Benchmark included its overweight positions in the following Japanese REITs: Nomura Real Estate Residential Fund, Inc., Tokyu REIT, Inc. and Advance Residence Investment Corp.

The Fund’s positive security selection in France was driven by its overweight position in Unibail-Rodamco SE. Shares of the commercial property operator advanced after the company

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan International Realty Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (continued)

announced that the amount of its fiscal 2010 dividend payment would be unchanged from the amount of its prior fiscal year’s dividend payment.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers projected long-term cash flow for each company and valued real estate securities using a proprietary dividend discount model. As a result of this process, the Fund’s largest country overweight relative to the Real Estate Securities Benchmark was in Hong Kong and the Fund’s largest country underweight was in Switzerland.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sun Hung Kai Properties Ltd. (Hong Kong)	7.5%
2.	Unibail-Rodamco SE (France)	6.3
3.	Westfield Group (Australia)	5.7
4.	Mitsubishi Estate Co., Ltd. (Japan)	5.5
5.	CapitaLand Ltd. (Singapore)	4.4
6.	Mitsui Fudosan Co., Ltd. (Japan)	4.1
7.	Corio N.V. (Netherlands)	3.4
8.	China Overseas Land & Investment Ltd. (Hong Kong)	2.9
9.	Land Securities Group plc (United Kingdom)	2.7
10.	Brookfield Properties Corp. (Canada)	2.6

PORTFOLIOS COMPOSITION BY COUNTRY***
Hong Kong	22.6%
Australia	18.2
Japan	17.3
United Kingdom	9.0
France	8.6
Singapore	7.7
Canada	7.2
Netherlands	5.3
Finland	1.3
Others (each less than 1.0%)	1.0
Short-Term Investment	1.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/06
Without Sales Charge		(9.75)%	8.95%	(6.06)%
With Sales Charge*		(14.52)	7.02	(7.08)
CLASS C SHARES	11/30/06
Without CDSC		(10.21)	8.40	(6.54)
With CDSC**		(11.21)	8.40	(6.54)
CLASS R5 SHARES	11/30/06	(9.35)	9.50	(5.62)
SELECT CLASS SHARES	11/30/06	(9.48)	9.27	(5.82)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/06 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2006.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan International Realty Fund, MSCI EAFE Index, FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance and Lipper International Real Estate Funds Average from November 30, 2006 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, after deduction of withholding tax, and capital gains of the securities included in the benchmarks. The performance of the Lipper International Real Estate Funds Average includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance is a subset of the FTSE EPRA/NAREIT Developed Index, where the FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide, and the FTSE EPRA/NAREIT Developed ex US Net of Tax US Tax Stance excludes all US companies and is net of withholding tax from the perspective of a U.S. investor. All index constituents are fully free float adjusted in accordance with FTSE’s index rules, to reflect the actual availability of stock in the market for public investment. Each FTSE constituent weighting is adjusted to reflect restricted shareholdings and foreign ownership to ensure an accurate representation of investable market capitalization. The Lipper International Real Estate Funds Average is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan International Realty Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (continued)

policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

JPMorgan Strategic Preservation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	1.50%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.13%

Net Assets as of 10/31/2011 (In Thousands)	$56,700

INVESTMENT OBJECTIVE**

The JPMorgan Strategic Preservation Fund (the “Fund”) seeks to provide a total return from a diversified portfolio of stocks and bonds.

HOW DID THE MARKET PERFORM?

Despite political unrest in the Middle East and the tragic earthquake and subsequent tsunami in Japan, strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support stock prices during the first half of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in April 2011. This negative mood among investors worsened as the market seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Stocks rebounded in October 2011 as better-than-expected economic data caused investors to regain their appetite for risk.

In the end, the MSCI World Index finished the reporting period with a 1.76% gain. U.S. equities were the strongest performers as the S&P 500 Index returned 8.09% during the reporting period compared to the -4.08% return for the MSCI EAFE Index, a broad measure of international developed stocks. Meanwhile, interest rates for 2-, 5-, 10-, 15- and 30-year U.S. Treasury securities declined. Prices for these securities were higher and yields declined.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2011.
While a significant part of the Fund was invested in U.S. Treasury securities and sovereign debt, the Fund also maintained an allocation to stocks. When market volatility increased in the summer of 2011, the Fund’s exposure to equities was reduced and its duration was increased (duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates) through the purchase of UK Gilt Bonds. This tactical management of the portfolio contributed to the Fund’s return.

Among equities, the Fund preferred to own large-cap stocks of companies with strong balance sheets and stable cash flows. During the reporting period, this preference hurt the Fund when investors’ risk appetite was high, but cushioned the Fund’s performance when volatility increased.

The Fund held a small allocation to European equities for much of the reporting period, and in January 2011 held an underweight to European financial stocks through a short position in Eurostoxx futures. In January 2011, this short position detracted from the Fund’s performance as European equities, particularly European banks, performed strongly due to receding concerns about the region’s debt crisis.

HOW WAS THE FUND POSITIONED?

The Fund invested in global stocks, convertible bonds, fixed income instruments, cash and cash equivalents (which were made up mainly of U.S. Treasury securities). Taking advantage of their strong performance during the reporting period, the Fund exited many of its positions in convertible bonds, lowering the Fund’s overall exposure to these securities.

In addition, the Fund used futures for efficient portfolio management and to implement tactical positioning. The Fund also used currency derivatives to hedge its exposure to foreign currencies during the reporting period.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Strategic Preservation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	United Kingdom Gilt Inflation Linked, 2.500%, 08/16/13 (United Kingdom)	10.2%
2.	Australia Government Bond, 5.992%, 08/20/20 (Australia)	8.1
3.	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080%	7.0
4.	Finland Government Bond, 1.250%, 10/19/15 (Finland)	6.1
5.	International Bank for Reconstruction & Development, 1.125%, 08/25/14 (Supranational)	5.9
6.	U.S. Treasury Bond, 8.875%, 02/15/19	5.8
7.	European Investment Bank, 2.750%, 03/23/15 (Supranational)	4.1
8.	Societe Financement de ’Economie Francaise, 2.875%, 09/22/14 (France)	4.0
9.	Kingdom of Netherlands, 4.500%, 07/15/17 (Netherlands)	3.1
10.	European Investment Bank, 6.000%, 08/14/2013 (Supranational)	2.9

PORTFOLIO COMPOSITION BY COUNTRY***
United States	28.3%
United Kingdom	19.6
Supranational	12.9
Australia	8.6
France	7.0
Finland	6.0
Netherlands	4.8
Japan	3.5
Canada	2.8
Switzerland	1.6
Singapore	1.5
Germany	1.4
Cayman Islands	1.4
Others (each less than 1.0%)	0.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		1.50%	3.85%	1.51%
With Sales Charge*		(2.32)	2.53	0.67
CLASS C SHARES	3/30/07
Without CDSC		0.99	3.32	1.00
With CDSC**		(0.01)	3.32	1.00
CLASS R5 SHARES	3/30/07	1.94	4.29	1.95
SELECT CLASS SHARES	3/30/07	1.69	4.08	1.74

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Strategic Preservation Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the Strategic Preservation Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from March 30, 2007 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Strategic Preservation Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Strategic Preservation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 20% MSCI World Index, 50% Barclays Capital Global Aggregate Bond Index and 30%

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Lipper Global Flexible

Portfolio Funds Index represents the total returns of the funds in the indicated

category as defined by Lipper, Inc. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Global Natural Resources Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 101.1%
	Australia — 17.9%
1	African Iron Ltd. (a) (m)	—	(h)
92	African Petroleum Corp., Ltd. (a) (m)	28
307	Alumina Ltd. (m)	468
42	Anvil Mining Ltd. (a) (m)	306
289	Atlas Iron Ltd. (m)	939
140	Aurora Oil & Gas Ltd. (a) (m)	420
88	Ausgold Ltd. (a) (m)	110
430	Bathurst Resources Ltd. (a) (m)	346
2,100	Beacon Hill Resources plc (a) (m)	364
190	Berkeley Resources Ltd. (a) (m)	64
338	Cape Lambert Resources Ltd. (a) (m)	149
253	Castlemaine Goldfields Ltd. (a) (m)	101
153	CGA Mining Ltd. (a) (m)	380
44	Elemental Minerals Ltd. (a) (m)	63
99	Equatorial Resources Ltd. (a) (m)	239
317	Fortescue Metals Group Ltd. (m)	1,591
384	Gindalbie Metals Ltd. (a) (m)	218
308	Gryphon Minerals Ltd. (a) (m)	452
47	Iluka Resources Ltd. (m)	785
55	Independence Group NL (m)	301
705	Integra Mining Ltd. (a) (m)	391
477	Kagara Ltd. (a) (m)	199
73	Mawson West Ltd. (a) (m)	81
59	Newcrest Mining Ltd. (m)	2,093
225	Papillon Resources Ltd. (a) (m)	146
73	Perseus Mining Ltd. (a) (m)	242
890	Resolute Mining Ltd. (a) (m)	1,568
163	Rialto Energy Ltd. (a) (m)	58
104	Tiger Resources Ltd. (a) (m)	50
63	Western Areas NL (m)	378

		12,530

	Bermuda — 0.4%
9	Energy XXI Bermuda Ltd. (a) (m)	250

	Canada — 31.5%
51	Africa Oil Corp. (a) (m)	82
26	Alamos Gold, Inc. (m)	479
36	Allana Potash Corp. (a) (m)	39
113	Augusta Resource Corp. (a) (m)	419
11	Bankers Petroleum Ltd. (a) (m)	61
84	Banro Corp. (a) (m)	358
42	Barrick Gold Corp. (m)	2,100
43	Brazilian Gold Corp. (a) (m)	24
33	Canadian Natural Resources Ltd. (m)	1,158
13	Centerra Gold, Inc. (m)	250
200	Crazy Horse Resources, Inc. (a) (m)	58

SHARES	SECURITY DESCRIPTION	VALUE($)

	Canada — Continued
40	Duluth Metals Ltd. (a) (m)	107
388	EastCoal, Inc. (a) (m)	260
87	Eldorado Gold Corp. (m)	1,627
118	First Quantum Minerals Ltd. (m)	2,468
238	GMV Minerals, Inc. (a) (m)	66
40	Goldcorp, Inc. (m)	1,927
26	Gran Tierra Energy, Inc. (a) (m)	158
52	Hana Mining Ltd. (a) (m)	83
4	Inmet Mining Corp. (m)	251
105	Ithaca Energy, Inc. (a) (m)	235
31	Keegan Resources, Inc. (a) (m)	184
151	Kinross Gold Corp. (m)	2,154
25	Levon Resources Ltd. (a) (m)	32
492	Lucara Diamond Corp. (a) (m)	434
71	Lundin Mining Corp. (a) (m)	278
254	Mandalay Resources Corp. (a) (m)	168
59	Mercator Minerals Ltd. (a) (m)	121
17	Mirasol Resources Ltd. (a) (m)	57
68	NGEx Resources, Inc. (a) (m)	201
13	Niko Resources Ltd. (m)	704
14	Pacific Rubiales Energy Corp. (m)	333
54	Parex Resources, Inc. (a) (m)	445
18	Petrobank Energy & Resources Ltd. (a) (m)	166
82	PMI Gold Corp. (a) (m)	95
64	Polar Star Mining Corp. (a) (m)	31
93	Rio Novo Gold, Inc. (a) (m)	68
86	Rockgate Capital Corp. (a) (m)	100
92	SEMAFO, Inc. (a) (m)	703
12	Silver Wheaton Corp. (m)	414
127	Spartan Oil Corp. (a) (m)	344
30	Stans UTS, ADR (a) (m)	27
45	Teck Resources Ltd., Class B (m)	1,820
126	TriStar Gold, Inc. (a) (m)	68
56	Yamana Gold, Inc. (m)	842

		21,999

	Colombia — 0.5%
14	Petrominerales Ltd. (m)	367

	Ireland — 1.2%
427	Circle Oil plc (a) (m)	187
910	Kenmare Resources plc (a) (m)	591
176	Petroneft Resources plc (a) (m)	74

		852

	Netherlands — 3.3%
64	Royal Dutch Shell plc, Class B (m)	2,303

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Norway — 0.3%
174	DNO International ASA (a) (m)	203

	South Africa — 4.0%
43	AngloGold Ashanti Ltd. (m)	1,957
31	Impala Platinum Holdings Ltd. (m)	707
300	Sierra Rutile Ltd. (a) (m)	146

		2,810

	Sweden — 2.4%
69	Lundin Petroleum AB (a) (m)	1,684

	Switzerland — 4.1%
152	Ferrexpo plc (m)	781
127	Xstrata plc (m)	2,115

		2,896

	United Arab Emirates — 0.6%
80	Exillon Energy plc (a) (m)	387

	United Kingdom — 22.1%
24	3Legs Resources plc (a) (m)	51
116	Afren plc (a) (m)	183
91	African Minerals Ltd. (a) (m)	642
213	Amerisur Resources plc (a) (m)	44
45	Anglo American plc (m)	1,642
49	Antofagasta plc (m)	904
58	BG Group plc (m)	1,256
86	BHP Billiton plc (m)	2,721
53	Cairn Energy plc (a) (m)	250
232	Cluff Gold plc (a) (m)	339
21	Coastal Energy Co. (a) (m)	251
1,354	GGG Resources plc (a) (m)	357
355	Highland Gold Mining Ltd. (m)	1,093
9	Hummingbird Resources plc (a) (m)	18
27	Kalahari Minerals plc (a) (m)	101
209	Petra Diamonds Ltd. (a) (m)	385
33	Premier Oil plc (a) (m)	192
6	Randgold Resources Ltd., ADR (m)	701
61	Rio Tinto plc (m)	3,316
178	Trap Oil Group plc (a) (m)	79
16	Tullow Oil plc (m)	353
56	Valiant Petroleum plc (a) (m)	442
17	Zhaikmunai LP, Reg. S, GDR (a) (m)	140

		15,460

	United States — 12.8%
36	Alcoa, Inc. (m)	391
27	Anadarko Petroleum Corp. (m)	2,096
10	Apache Corp. (m)	1,016

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — Continued
47	Freeport-McMoRan Copper & Gold, Inc. (m)	1,892
16	Occidental Petroleum Corp. (m)	1,524
25	Southwestern Energy Co. (a) (m)	1,030
3	Swift Energy Co. (a) (m)	83
12	Walter Energy, Inc. (m)	938

		8,970

	Total Common Stocks (Cost $78,743)	70,711

NUMBER OF WARRANTS
Warrants — 0.0%
	Canada — 0.0%
3	Duluth Metals Ltd., expiring 01/18/13 (a) (f) (i)	—
15	Stans Energy Corp., expiring 04/28/13 (a) (f) (i)	—

	Total Warrants (Cost $–)	—

SHARES
Short-Term Investment — 0.7%
	Investment Company — 0.7%
500	JPMorgan Prime Money Market Fund,
	Institutional Class Shares, 0.080% (b) (l)
	(Cost $500)	500

	Total Investments — 101.8% (Cost $79,243)	71,211
	Liabilities in Excess of Other Assets — (1.8)%	(1,285)

	NET ASSETS — 100.0%	$69,926

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Metals & Mining	72.6%
Oil, Gas & Consumable Fuels	26.6
Chemicals	0.1
Short-Term Investment	0.7

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.2%
	Australia — 18.2%
1,299	BGP Holdings Beneficial Interest Share (a) (f) (i)	—
315	CFS Retail Property Trust (m)	600
1,675	Commonwealth Property Office Fund (m)	1,634
2,482	Dexus Property Group (m)	2,208
2,489	Goodman Group (m)	1,618
662	GPT Group (m)	2,186
1,273	Mirvac Group (m)	1,667
839	Stockland (m)	2,770
840	Westfield Group (m)	6,763
848	Westfield Retail Trust (m)	2,259

		21,705

	Canada — 7.2%
186	Brookfield Properties Corp. (m)	3,052
53	Canadian Real Estate Investment Trust (m)	1,897
110	First Capital Realty, Inc. (m)	1,802
71	RioCan REIT (m)	1,798

		8,549

	China — 0.3%
430	Agile Property Holdings Ltd. (m)	387

	Finland — 1.3%
223	Sponda OYJ (m)	970
116	Technopolis OYJ (m)	548

		1,518

	France — 8.6%
88	Klepierre (m)	2,735
38	Unibail-Rodamco SE (m)	7,528

		10,263

	Germany — 0.3%
23	Alstria Office REIT-AG (m)	293

	Hong Kong — 22.4%
1,874	China Overseas Land & Investment Ltd. (m)	3,468
1,442	China Resources Land Ltd. (m)	2,111
785	Hang Lung Properties Ltd. (m)	2,859
267	Henderson Land Development Co., Ltd. (m)	1,459
486	Hongkong Land Holdings Ltd. (m)	2,554
441	Link REIT (The) (m)	1,514
1,307	New World Development Ltd. (m)	1,377
730	Sino Land Co., Ltd. (m)	1,154
651	Sun Hung Kai Properties Ltd. (m)	8,963
239	Wharf Holdings Ltd. (m)	1,269

		26,728

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — 17.3%
—	(h)	Frontier Real Estate Investment Corp. (m)	1,205
—	(h)	Japan Real Estate Investment Corp. (m)	2,269
—	(h)	Japan Retail Fund Investment Corp. (m)	228
—	(h)	Kenedix Realty Investment Corp. (m)	1,145
385		Mitsubishi Estate Co., Ltd. (m)	6,521
295		Mitsui Fudosan Co., Ltd. (m)	4,906
—	(h)	Nippon Building Fund, Inc. (m)	1,082
108		Sumitomo Realty & Development Co., Ltd. (m)	2,238
—	(h)	Tokyu REIT, Inc. (m)	1,007

			20,601

		Netherlands — 5.3%
79		Corio N.V. (m)	4,007
66		Nieuwe Steen Investments N.V. (m)	972
15		Vastned Retail N.V. (m)	760
8		Wereldhave N.V. (m)	591

			6,330

		Norway — 0.5%
407		Norwegian Property ASA (m)	637

		Singapore — 7.8%
2,494		CapitaCommercial Trust (m)	2,228
2,437		CapitaLand Ltd. (m)	5,251
778		CapitaMalls Asia Ltd. (m)	838
109		City Developments Ltd. (m)	940

			9,257

		United Kingdom — 9.0%
359		British Land Co. plc (m)	2,937
382		Helical Bar plc (m)	1,224
300		Land Securities Group plc (m)	3,278
700		London & Stamford Property plc (m)	1,298
267		Safestore Holdings plc (m)	445
392		Segro plc (m)	1,533

			10,715

		Total Common Stocks (Cost $118,445)	116,983

NUMBER OF WARRANTS
Warrant — 0.0%
		Netherlands — 0.0%
29		Nieuwe Steen Investments N.V., expiring 04/01/13 (a) (m) (Cost $—)	—

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)

Rights — 0.2%
	Hong Kong — 0.2%
654	New World Development Ltd., expiring 11/22/11 (a) (m) (Cost $—)	223

SHARES
Short-Term Investment — 1.8%
	Investment Company — 1.8%
2,150	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $2,150)	2,150

	Total Investments — 100.2% (Cost $120,595)	119,356
	Liabilities in Excess of Other Assets — (0.2)%	(203)

	NET ASSETS — 100.0%	$119,153

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Management & Development	46.2%
Diversified	34.0
Shopping Centers	12.7
Office Property	5.3
Short-Term Investment	1.8

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
46,843,647	JPY
450,792	for EUR	Union Bank of Switzerland AG	12/15/11	$623	#	$599	#	$(24)
791,473	CAD
5,990,571	for HKD	Union Bank of Switzerland AG	12/15/11	771	#	793	#	22
1,067,840	CAD
8,316,123	for HKD	Westpac Banking Corp.	12/15/11	1,071	#	1,071	#	— (h)
56,612,967	JPY
5,737,025	for HKD	Barclays Bank plc	12/15/11	739	#	725	#	(14)
553,858	EUR
58,177,943	for JPY	Westpac Banking Corp.	12/15/11	745	#	766	#	21
344,654	EUR
608,126	for SGD	Royal Bank of Canada	12/15/11	485	#	477	#	(8)
1,331,837	AUD	Barclays Bank plc	12/15/11	1,353		1,396		43
539,189	AUD	TD Bank Financial Group	12/15/11	561		565		4
635,884	AUD	Westpac Banking Corp.	12/15/11	596		667		71
1,322,183	CAD	Barclays Bank plc	12/15/11	1,256		1,325		69
3,502,428	CAD	Royal Bank of Canada	12/15/11	3,547		3,511		(36)
600,588	CAD	Westpac Banking Corp.	12/15/11	565		602		37
2,556,355	CHF	Citibank, N.A.	12/15/11	2,947		2,914		(33)
1,004,448	EUR	Barclays Bank plc	12/15/11	1,373		1,389		16
1,197,834	GBP	Barclays Bank plc	12/15/11	1,903		1,925		22
27,790,256	HKD	Barclays Bank plc	12/15/11	3,571		3,578		7
5,316,919	HKD	Citibank, N.A.	12/15/11	684		685		1
4,804,108	HKD	Credit Suisse International	12/15/11	618		619		1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
8,559,775	HKD	HSBC Bank, N.A.	12/15/11	$1,101	$1,102	$1
38,780,658	HKD	Royal Bank of Canada	12/15/11	4,982	4,993	11
7,508,908	HKD	State Street Corp.	12/15/11	964	967	3
4,437,424	HKD	TD Bank Financial Group	12/15/11	570	571	1
81,691,967	JPY	ANZ Banking Group	12/15/11	1,067	1,046	(21)
179,388,639	JPY	Barclays Bank plc	12/15/11	2,340	2,296	(44)
133,317,570	JPY	Royal Bank of Canada	12/15/11	1,741	1,707	(34)
12,318,181	SEK	Barclays Bank plc	12/15/11	1,926	1,886	(40)
3,265,202	SEK	Royal Bank of Canada	12/15/11	489	500	11
1,400,394	SGD	BNP Paribas	12/15/11	1,158	1,116	(42)
834,672	SGD	Royal Bank of Canada	12/15/11	662	665	3
				$40,408	$40,456	$48

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
690,500	AUD	Barclays Bank plc	12/15/11	$676	$724	$(48)
2,456,303	AUD	HSBC Bank, N.A.	12/15/11	2,510	2,575	(65)
3,273,531	AUD	Royal Bank of Canada	12/15/11	3,374	3,432	(58)
731,411	CAD	Citibank, N.A.	12/15/11	743	733	10
1,531,260	EUR	Citibank, N.A.	12/15/11	2,149	2,118	31
539,772	EUR	HSBC Bank, N.A.	12/15/11	738	746	(8)
387,391	EUR	Morgan Stanley	12/15/11	527	536	(9)
1,117,472	EUR	Royal Bank of Canada	12/15/11	1,503	1,546	(43)
535,516	GBP	HSBC Bank, N.A.	12/15/11	840	860	(20)
18,634,346	HKD	Barclays Bank plc	12/15/11	2,393	2,399	(6)
48,101,156	HKD	BNP Paribas	12/15/11	6,177	6,193	(16)
15,718,845	HKD	Citibank, N.A.	12/15/11	2,019	2,024	(5)
4,586,427	HKD	HSBC Bank, N.A.	12/15/11	590	591	(1)
4,522,407	HKD	Union Bank of Switzerland AG	12/15/11	581	582	(1)
177,190,541	JPY	BNP Paribas	12/15/11	2,301	2,268	33
131,315,587	JPY	Morgan Stanley	12/15/11	1,723	1,682	41
47,155,427	JPY	Union Bank of Switzerland AG	12/15/11	616	604	12
42,013,305	JPY	Westpac Banking Corp.	12/15/11	547	537	10
1,065,266	SGD	HSBC Bank, N.A.	12/15/11	846	849	(3)
682,107	SGD	Westpac Banking Corp.	12/15/11	544	544	— (h)
				$31,397	$31,543	$(146)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/11 of the currency being sold, and the value at 10/31/11 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE

Common Stocks — 29.8%
		Australia — 0.5%
9		Anvil Mining Ltd. (a)	67
38		Foster’s Group Ltd.	212

			279

		Canada — 2.5%
20		AuRico Gold, Inc. (a)	189
8		Barrick Gold Corp. (m)	404
30		Daylight Energy Ltd.	293
29		Grande Cache Coal Corp. (a)	290
6		Potash Corp. of Saskatchewan, Inc.	266

			1,442

		France — 1.2%
13		Total S.A.	665

		Ireland — 0.5%
20		Charter International plc	285

		Japan — 3.2%
99		Mitsubishi UFJ Financial Group, Inc.	431
296		Mizuho Financial Group, Inc.	414
—	(h)	NTT DoCoMo, Inc.	543
16		Sumitomo Mitsui Financial Group, Inc.	433

			1,821

		Switzerland — 0.9%
4		Cie Financiere Richemont S.A., Class A	206
1		Syngenta AG (a)	278

			484

		Taiwan — 0.0% (g)
—	(h)	MediaTek, Inc.	—	(h)
—	(h)	Taiwan Semiconductor Manufacturing Co., Ltd.	1

			1

		United Kingdom — 8.6%
25		BG Group plc	535
10		BHP Billiton plc	317
75		BP plc	554
15		British American Tobacco plc	671
25		British Sky Broadcasting Group plc	284
23		Burberry Group plc	499
57		Centrica plc	273
47		National Grid plc	463
27		Prudential plc	278
64		Resolution Ltd.	281
251		Vodafone Group plc	697

			4,852

SHARES		SECURITY DESCRIPTION	VALUE

		United States — 12.4%
	13	99 Cents Only Stores (a)	292
	1	Amazon.com, Inc. (a) (m)	254
	2	CF Industries Holdings, Inc. (m)	288
	3	Chevron Corp. (m)	333
	9	DPL, Inc. (m)	270
	6	E.I. du Pont de Nemours & Co. (m)	294
	23	EMC Corp. (a) (m)	556
	34	Global Industries Ltd. (a) (m)	272
	2	Goodrich Corp. (m)	291
	4	Harleysville Group, Inc. (m)	257
	5	Healthspring, Inc. (a) (m)	251
	4	Kinetic Concepts, Inc. (a) (m)	272
	12	Microsoft Corp. (m)	314
	7	Motorola Mobility Holdings, Inc. (a) (m)	272
	6	Netlogic Microsystems, Inc. (a)	274
	5	Newmont Mining Corp.	302
	8	Norfolk Southern Corp.	616
	3	Occidental Petroleum Corp.	300
	6	RightNow Technologies, Inc. (a)	250
	7	Temple-Inland, Inc.	213
	6	Union Pacific Corp.	614
	4	Varian Semiconductor Equipment Associates, Inc. (a)	275

			7,060

		Total Common Stocks (Cost $16,191)	16,889

PRINCIPAL AMOUNT
	Convertible Bonds — 5.1%
		Netherlands — 1.5%
EUR	650	Wereldhave N.V., 4.375%, 09/16/14	878

		Singapore — 1.4%
		CapitaLand Ltd.,
SGD	750	2.875%, 09/03/16	569
SGD	250	3.125%, 03/05/18	205

			774

		Switzerland — 0.6%
CHF	315	Swiss Prime Site AG, 1.875%, 01/20/15	372

		United States — 1.6%
	793	Liberty Interactive LLC, 3.125%, 03/30/23 (m)	884

		Total Convertible Bonds (Cost $2,851)	2,908

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT			SECURITY DESCRIPTION	VALUE

	Corporate Bonds — 2.8%
			Cayman Islands — 1.2%
	700		Hutchison Whampoa International 10 Ltd., VAR, 6.000%, 10/28/15 (e) (m) (x)	705

			France — 1.6%
EUR	289		AXA S.A., Series CS, 2.500%, 01/01/14	878

			Total Corporate Bonds (Cost $1,306)	1,583

	Foreign Government Securities — 29.9%
			Australia — 7.3%
AUD	2,250		Australia Government Bond, 5.992%, 08/20/20	4,165

			Finland — 5.5%
	3,100		Finland Government Bond, 1.250%, 10/19/15 (e) (m)	3,127

			France — 3.7%
	2,000		Societe Financement de l’Economie Francaise, 2.875%, 09/22/14 (e)	2,086

			Germany — 1.3%
EUR	500		Bundesobligation, 4.000%, 10/11/13	738

			Netherlands — 2.8%
EUR	1,000		Kingdom of Netherlands, 4.500%, 07/15/17	1,585

			United Kingdom — 9.3%
GBP	1,150		United Kingdom Gilt Inflation Linked, 2.500%, 08/16/13	5,265

			Total Foreign Government Securities (Cost $15,657)	16,966

SHARES
	Preferred Stock — 0.2%
			United States — 0.2%
	—	(h)	Wells Fargo & Co., Series L, non-cumulative, 7.500% (Cost $74) (x)	74

PRINCIPAL AMOUNT
	Supranational — 11.8%
			European Investment Bank,
	2,000		2.750%, 03/23/15 (m)	2,118
AUD	1,386		6.000%, 08/14/13	1,495
	3,000		International Bank for Reconstruction & Development, 1.125%, 08/25/14 (m)	3,046

			Total Supranational (Cost $6,403)	6,659

	U.S. Treasury Obligation — 5.3%
	2,000		U.S. Treasury Bond, 8.875%, 02/15/19 (m) (Cost $2,685)	3,004

SHARES	SECURITY DESCRIPTION	VALUE

Short-Term Investment — 6.3%
	Investment Company — 6.3%
3,600	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $3,600)	3,600

	Total Investments — 91.2% (Cost $48,767)	51,683
	Other Assets in Excess of Liabilities — 8.8%	5,017

	NET ASSETS — 100.0%	$56,700

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Governments	32.8%
Supranational	12.9
U.S. Treasury Obligation	5.8
Oil, Gas & Consumable Fuels	5.2
Diversified Financial Services	3.1
Metals & Mining	3.0
Commercial Banks	2.6
Wireless Telecommunication Services	2.4
Road & Rail	2.4
Media	2.3
Real Estate Management & Development	2.2
Chemicals	2.2
Real Estate Investment Trusts (REITs)	1.7
Insurance	1.6
Multi-Utilities	1.4
Textiles, Apparel & Luxury Goods	1.4
Tobacco	1.3
Computers & Peripherals	1.1
Semiconductors & Semiconductor Equipment	1.1
Short-Term Investment	7.0
Others (each less than 1.0%)	6.5

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
8	Euro-Bobl	12/08/11	$1,354	$(1)
11	DAX	12/16/11	2,349	371
83	Dow Jones Euro STOXX 50 Index	12/16/11	2,742	427
79	5 Year U.S. Treasury Note	12/30/11	9,686	(40)

	Short Futures Outstanding
(2)	Euro Bund	12/08/11	(375)	2
(53)	E-mini S&P 500	12/16/11	(3,310)	(244)
(54)	FTSE 100 Index	12/16/11	(4,809)	(340)
(76)	10 Year U.S. Treasury Note	12/20/11	(9,809)	110

				$285

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
115,919	EUR
161,941	for CAD	Citibank, N.A.	12/09/11	$162	#	$160	#	$(2)
136,498	EUR
117,385	for GBP	Citibank, N.A.	12/09/11	189	#	189	#	— (h)
149,467	GBP
169,525	for EUR	Royal Bank of Canada	12/09/11	234	#	240	#	6
293,792	AUD	Royal Bank of Canada	12/09/11	299		308		9
327,411	CAD	Morgan Stanley	12/09/11	332		328		(4)
663,484	EUR	Barclays Bank plc	12/09/11	933		918		(15)
120,126	EUR	Citibank, N.A.	12/09/11	160		166		6
245,021	EUR	Credit Suisse International	12/09/11	328		339		11
629,337	EUR	Goldman Sachs International	12/09/11	868		871		3
607,837	EUR	Westpac Banking Corp.	12/09/11	818		841		23
222,909	GBP	Citibank, N.A.	12/09/11	346		358		12
487,180	GBP	Deutsche Bank AG	12/09/11	784		783		(1)
590,866	GBP	Morgan Stanley	12/09/11	955		950		(5)
1,800,299	HKD	Deutsche Bank AG	12/09/11	231		232		1
8,782,933	JPY	Citibank, N.A.	12/09/11	114		112		(2)
15,211,756	JPY	Morgan Stanley	12/09/11	199		195		(4)
164,005	SGD	Westpac Banking Corp.	12/09/11	126		131		5
				$7,078		$7,121		$43

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
402,412	AUD	Citibank, N.A.	12/09/11	$378	$423	$(45)
5,644,993	AUD	Goldman Sachs International	12/09/11	5,970	5,922	48
492,908	CAD	Goldman Sachs International	12/09/11	503	494	9
467,141	CAD	Union Bank of Switzerland AG	12/09/11	463	469	(6)
312,212	CAD	Westpac Banking Corp.	12/09/11	305	313	(8)
456,883	CHF	Goldman Sachs International	12/09/11	587	520	67
212,334	CHF	Royal Bank of Canada	12/09/11	243	243	— (h)
522,476	EUR	Citibank, N.A.	12/09/11	714	723	(9)
285,717	EUR	Deutsche Bank AG	12/09/11	404	395	9
5,051,945	EUR	Goldman Sachs International	12/09/11	7,189	6,988	201
349,487	EUR	Royal Bank of Canada	12/09/11	475	484	(9)
529,461	GBP	Barclays Bank plc	12/09/11	838	852	(14)
155,832	GBP	Citibank, N.A.	12/09/11	248	250	(2)
195,630	GBP	Deutsche Bank AG	12/09/11	317	314	3
7,264,557	GBP	Goldman Sachs International	12/09/11	11,763	11,677	86
122,229	GBP	Westpac Banking Corp.	12/09/11	194	196	(2)
953,942	HKD	Goldman Sachs International	12/09/11	122	122	— (h)
67,033,317	JPY	Credit Suisse International	12/09/11	872	858	14
77,730,599	JPY	Deutsche Bank AG	12/09/11	1,016	995	21
15,211,756	JPY	Goldman Sachs International	12/09/11	198	194	4
954,080	SGD	Goldman Sachs International	12/09/11	793	760	33
				$33,592	$33,192	$400

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/11 of the currency being sold, and the value at 10/31/11 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

J.P. Morgan Specialty Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
Reg. S	—	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
REIT	—	Real Estate Investment Trust
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2011.

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Global Natural Resources Fund	$—	—%
International Realty Fund	—	—

In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. are as follows (amounts in thousands):

Fund	Value	Percentage
Global Natural Resources Fund	$37,347	52.4%
International Realty Fund	108,434	90.8
Strategic Preservation Fund	8,320	16.1

(g)	—	Amount rounds to less than 0.1%.
(h)	—	Amount rounds to less than one thousand (shares or dollars).
(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	—	The rate shown is the current yield as of October 31, 2011.
(m)	—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and forward foreign currency exchange contracts.
(x)	—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date, if applicable. The coupon rate shown is the rate in effect as of October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	21

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011

(Amounts in thousands, except per share amounts)

	Global Natural Resources Fund		International Realty Fund		Strategic Preservation Fund
ASSETS:
Investments in non-affiliates, at value	$70,711		$117,206		$48,083
Investments in affiliates, at value	500		2,150		3,600

Total investment securities, at value	71,211		119,356		51,683
Cash	55		64		—
Foreign currency, at value	38		72		1,557
Deposits at broker for futures contracts	—		—		1,804
Receivables:
Investment securities sold	657		216		1,171
Fund shares sold	32		134		494
Interest and dividends from non-affiliates	14		320		187
Dividends from affiliates	—	(a)	—	(a)	—	(a)
Tax reclaims	—		—		4
Variation margin on futures contracts	—		—		13
Unrealized appreciation on forward foreign currency exchange contracts	—		481		571
Prepaid expenses and other assets	21		—		—

Total Assets	72,028		120,643		57,484

LIABILITIES:
Payables:
Due to custodian	—		—		160
Investment securities purchased	175		655		287
Fund shares redeemed	1,813		83		57
Unrealized depreciation on forward foreign currency exchange contracts	—		579		128
Accrued liabilities:
Investment advisory fees	25		49		2
Administration fees	5		4		4
Shareholder servicing fees	8		6		12
Distribution fees	1		5		12
Custodian and accounting fees	30		26		19
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Other	45		83		103

Total Liabilities	2,102		1,490		784

Net Assets	$69,926		$119,153		$56,700

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

	Global Natural Resources Fund	International Realty Fund	Strategic Preservation Fund
NET ASSETS:
Paid in capital	$79,731	$152,300	$48,795
Accumulated undistributed (distributions in excess of) net investment income	144	480	(406)
Accumulated net realized gains (losses)	(1,918)	(32,291)	4,644
Net unrealized appreciation (depreciation)	(8,031)	(1,336)	3,667

Total Net Assets	$69,926	$119,153	$56,700

Net Assets:
Class A	$3,377	$19,437	$54,108
Class C	607	1,389	702
Class R2	45	—	—
Class R5	22,816	84,380	109
Select Class	43,081	13,947	1,781

Total	$69,926	$119,153	$56,700

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	249	2,250	3,480
Class C	45	163	45
Class R2	3	—	—
Class R5	1,674	9,680	7
Select Class	3,167	1,608	114

Net Asset Value (b):
Class A — Redemption price per share	$13 .57	$8 .64	$15 .55
Class C — Offering price per share (c)	13 .51	8 .48	15 .33
Class R2 — Offering and redemption price per share	13 .54	—	—
Class R5 — Offering and redemption price per share	13 .63	8 .72	15 .74
Select Class — Offering and redemption price per share	13 .60	8 .68	15 .64
Class A maximum sales charge	5.25%	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14 .32	$9 .12	$16 .16

Cost of investments in non-affiliates	$78,743	$118,445	$45,167
Cost of investments in affiliates	500	2,150	3,600
Cost of foreign currency	38	72	1,543

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	23

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2011

(Amounts in thousands)

	Global Natural Resources Fund(a)	International Realty Fund	Strategic Preservation Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$1,504
Dividend income from non-affiliates	598	3,260	949
Interest income from affiliates	— (b)	— (b)	— (b)
Dividend income from affiliates	1	1	3
Foreign taxes withheld	(15)	(200)	(49)

Total investment income	584	3,061	2,407

EXPENSES:
Investment advisory fees	399	789	564
Administration fees	44	78	84
Distribution fees:
Class A	6	50	231
Class C	3	12	3
Class R2	— (b)	—	—
Shareholder servicing fees:
Class A	6	50	231
Class C	1	4	1
Class R2	— (b)	—	—
Class R5	3	28	— (b)
Select Class	101	26	3
Custodian and accounting fees	66	112	75
Interest expense to affiliates	1	— (b)	— (b)
Professional fees	106	75	84
Trustees’ and Chief Compliance Officer’s fees	1	1	1
Printing and mailing costs	44	9	40
Registration and filing fees	79	64	71
Transfer agent fees	19	88	73
Other	12	7	7

Total expenses	891	1,393	1,468

Less amounts waived	(331)	(437)	(208)
Less expense reimbursements	(42)	—	—

Net expenses	518	956	1,260

Net investment income (loss)	66	2,105	1,147

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,867)	1,752	4,496
Futures	—	—	(459)
Foreign currency transactions	26	203	(3,878)

Net realized gain (loss)	(1,841)	1,955	159

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(8,032)	(14,216)	(4,730)
Futures	—	—	1,187
Foreign currency translations	1	1	2,614

Change in net unrealized appreciation (depreciation)	(8,031)	(14,215)	(929)

Net realized/unrealized gains (losses)	(9,872)	(12,260)	(770)

Change in net assets resulting from operations	$(9,806)	$(10,155)	$377

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Natural Resources Fund	International Realty Fund		Strategic Preservation Fund
	Period Ended 10/31/2011 (a)	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$66	$2,105	$2,054	$1,147	$419
Net realized gain (loss)	(1,841)	1,955	1,994	159	2,378
Change in net unrealized appreciation (depreciation)	(8,031)	(14,215)	6,668	(929)	3,302

Change in net assets resulting from operations	(9,806)	(10,155)	10,716	377	6,099

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(1,417)	(568)	—	—
Class C
From net investment income	—	(124)	(86)	—	—
Class R5
From net investment income	—	(3,713)	(2,379)	—	—
Select Class
From net investment income	—	(759)	(741)	—	—

Total distributions to shareholders	—	(6,013)	(3,774)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	79,732	62,759	25,287	(64,788)	48,681

NET ASSETS:
Change in net assets	69,926	46,591	32,229	(64,411)	54,780
Beginning of period	—	72,562	40,333	121,111	66,331

End of period	$69,926	$119,153	$72,562	$56,700	$121,111

Accumulated undistributed (distributions in excess of) net investment income	$144	$480	$2,103	$(406)	$2,175

(a)	Commencement of operations was November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Natural Resources Fund	International Realty Fund			Strategic Preservation Fund
	Period Ended 10/31/2011 (a)	Year Ended 10/31/2011		Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,001	$16,701		$14,928	$28,805	$119,983
Dividends and distributions reinvested	—	1,375		565	—	—
Cost of shares redeemed	(1,174)	(11,490)		(6,499)	(95,104)	(62,301)
Redemption fees	1	—	(b)	1	—	—

Change in net assets from Class A capital transactions	$3,828	$6,586		$8,995	$(66,299)	$57,682

Class C
Proceeds from shares issued	$749	$608		$504	$424	$75
Dividends and distributions reinvested	—	102		59	—	—
Cost of shares redeemed	(75)	(495)		(169)	(20)	(32)
Redemption fees	— (b)	—	(b)	— (b)	—	—

Change in net assets from Class C capital transactions	$674	$215		$394	$404	$43

Class R2
Proceeds from shares issued	$50	$—		$—	$—	$—
Redemption fees	— (b)	—		—	—	—

Change in net assets from Class R2 capital transactions	$50	$—		$—	$—	$—

Class R5
Proceeds from shares issued	$25,783	$46,120		$14,250	$—	$—
Dividends and distributions reinvested	—	3,713		2,380	—	—
Cost of shares redeemed	(1,873)	—		(818)	—	—
Redemption fees	— (b)	—		2	—	—

Change in net assets from Class R5 capital transactions	$23,910	$49,833		$15,814	$—	$—

Select Class
Proceeds from shares issued	$64,319	$7,559		$3,276	$5,275	$734
Dividends and distributions reinvested	—	738		635	—	—
Cost of shares redeemed	(13,055)	(2,172)		(3,827)	(4,168)	(9,778)
Redemption fees	6	—	(b)	— (b)	—	—

Change in net assets from Select Class capital transactions	$51,270	$6,125		$84	$1,107	$(9,044)

Total change in net assets from capital transactions	$79,732	$62,759		$25,287	$(64,788)	$48,681

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

	Global Natural Resources Fund	International Realty Fund		Strategic Preservation Fund
	Period Ended 10/31/2011 (a)	Year Ended 10/31/2011	Year Ended 10/31/2010	Year Ended 10/31/2011	Year Ended 10/31/2010
SHARE TRANSACTIONS:
Class A
Issued	326	1,762	1,624	1,896	8,120
Reinvested	—	145	64	—	—
Redeemed	(77)	(1,199)	(716)	(6,256)	(4,172)

Change in Class A Shares	249	708	972	(4,360)	3,948

Class C
Issued	50	63	56	28	5
Reinvested	—	11	7	—	—
Redeemed	(5)	(52)	(19)	(2)	(2)

Change in Class C Shares	45	22	44	26	3

Class R2
Issued	3	—	—	—	—

Change in Class R2 Shares	3	—	—	—	—

Class R5
Issued	1,811	4,941	1,574	—	—
Reinvested	—	389	270	—	—
Redeemed	(137)	—	(84)	—	—

Change in Class R5 Shares	1,674	5,330	1,760	—	—

Select Class
Issued	4,072	840	377	345	49
Reinvested	—	78	72	—	—
Redeemed	(905)	(223)	(419)	(272)	(665)

Change in Select Class Shares	3,167	695	30	73	(616)

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars) .

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Redemption fees
Global Natural Resources Fund
Class A
November 30, 2010 (e) through October 31, 2011	$15.00	$(0.02	)(f)	$(1.41)	$(1.43)	$—	(g)

Class C
November 30, 2010 (e) through October 31, 2011	15.00	(0.09	)(f)	(1.40)	(1.49)	—	(g)

Class R2
November 30, 2010 (e) through October 31, 2011	15.00	(0.06	)(f)	(1.40)	(1.46)	—	(g)

Class R5
November 30, 2010 (e) through October 31, 2011	15.00	0.04	(f)	(1.41)	(1.37)	—	(g)

Select Class
November 30, 2010 (e) through October 31, 2011	15.00	0.02	(f)	(1.42)	(1.40)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$13.57	(9.53)%	$3,377	1.29	%(i)	(0.15	)%(i)	2.00	%(h)(i)	23%

13.51	(9.93)	607	1.79	(i)	(0.63	)(i)	2.60	(h)(i)	23

13.54	(9.73)	45	1.54	(i)	(0.46	)(i)	3.90	(h)(i)	23

13.63	(9.13)	22,816	0.84	(i)	0.34	(i)	1.26	(h)(i)	23

13.60	(9.33)	43,081	1.05	(i)	0.12	(i)	1.83	(h)(i)	23

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Realty Fund
Class A
Year Ended October 31, 2011	$10.40	$0.21	(e)	$(1.16)	$(0.95)	$(0.81)	$—	(f)
Year Ended October 31, 2010	9.72	0.34	(e)	1.23	1.57	(0.89)	—	(f)
Year Ended October 31, 2009	8.00	0.26	(e)	1.46	1.72	— (f)	—	(f)
Year Ended October 31, 2008	17.12	0.24	(e)	(8.50)	(8.26)	(0.86)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.23	(e)	1.92	2.15	(0.04)	0.01

Class C
Year Ended October 31, 2011	10.23	0.16	(e)	(1.14)	(0.98)	(0.77)	—	(f)
Year Ended October 31, 2010	9.62	0.27	(e)	1.23	1.50	(0.89)	—	(f)
Year Ended October 31, 2009	7.95	0.21	(e)	1.46	1.67	— (f)	—	(f)
Year Ended October 31, 2008	17.04	0.19	(e)	(8.47)	(8.28)	(0.81)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.16	(e)	1.90	2.06	(0.03)	0.01

Class R5
Year Ended October 31, 2011	10.48	0.24	(e)	(1.16)	(0.92)	(0.84)	—
Year Ended October 31, 2010	9.76	0.37	(e)	1.25	1.62	(0.90)	—	(f)
Year Ended October 31, 2009	8.03	0.30	(e)	1.48	1.78	(0.05)	—	(f)
Year Ended October 31, 2008	17.18	0.30	(e)	(8.54)	(8.24)	(0.91)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.32	(e)	1.90	2.22	(0.05)	0.01

Select Class
Year Ended October 31, 2011	10.43	0.21	(e)	(1.14)	(0.93)	(0.82)	—	(f)
Year Ended October 31, 2010	9.73	0.34	(e)	1.26	1.60	(0.90)	—	(f)
Year Ended October 31, 2009	8.01	0.29	(e)	1.46	1.75	(0.03)	—	(f)
Year Ended October 31, 2008	17.16	0.28	(e)	(8.54)	(8.26)	(0.89)	—	(f)
November 30, 2006 (h) through October 31, 2007	15.00	0.27	(e)	1.92	2.19	(0.04)	0.01

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes interest expense of 0.01%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.64	(9.75)%	$19,437	1.40%		2.26%	1.90%	44%
10.40	17.90	16,029	1.40		3.76	2.17	75
9.72	21.55	5,539	1.40		3.35	2.35	129
8.00	(50.32)	4,012	1.41	(g)	1.90	2.43	108
17.12	14.44	9,333	1.40		1.52	3.80	175

8.48	(10.21)	1,389	1.90		1.67	2.40	44
10.23	17.20	1,443	1.90		3.01	2.67	75
9.62	21.05	931	1.90		2.77	2.85	129
7.95	(50.55)	5,022	1.91	(g)	1.50	2.85	108
17.04	13.85	12,223	1.90		1.08	4.19	175

8.72	(9.35)	84,380	0.95		2.51	1.44	44
10.48	18.37	45,570	0.95		3.98	1.72	75
9.76	22.36	25,271	0.95		3.83	1.91	129
8.03	(50.13)	24,306	0.96	(g)	2.51	1.76	108
17.18	14.88	8,148	0.95		2.12	2.85	175

8.68	(9.48)	13,947	1.15		2.20	1.65	44
10.43	18.16	9,520	1.15		3.68	1.92	75
9.73	21.99	8,592	1.15		3.73	2.13	129
8.01	(50.25)	5,818	1.16	(g)	2.27	2.10	108
17.16	14.73	8,619	1.15		1.78	4.71	175

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Strategic Preservation Fund
Class A
Year Ended October 31, 2011	$15.32	$0.19	(e)	$0.04	$0.23	$—
Year Ended October 31, 2010	14.50	0.06	(e)	0.76	0.82	—
Year Ended October 31, 2009	14.25	0.03	(e)	0.60	0.63	(0.38)
Year Ended October 31, 2008	15.82	0.23	(e)	(1.71)	(1.48)	(0.09)
March 30, 2007 (f) through October 31, 2007	15.00	0.17		0.65	0.82	—

Class C
Year Ended October 31, 2011	15.18	0.10	(e)	0.05	0.15	—
Year Ended October 31, 2010	14.45	(0.02	)(e)	0.75	0.73	—
Year Ended October 31, 2009	14.19	(0.04	)(e)	0.61	0.57	(0.31)
Year Ended October 31, 2008	15.77	0.15	(e)	(1.70)	(1.55)	(0.03)
March 30, 2007 (f) through October 31, 2007	15.00	0.13		0.64	0.77	—

Class R5
Year Ended October 31, 2011	15.44	0.25	(e)	0.05	0.30	—
Year Ended October 31, 2010	14.56	0.12	(e)	0.76	0.88	—
Year Ended October 31, 2009	14.31	0.09	(e)	0.61	0.70	(0.45)
Year Ended October 31, 2008	15.86	0.30	(e)	(1.71)	(1.41)	(0.14)
March 30, 2007 (f) through October 31, 2007	15.00	0.21		0.65	0.86	—

Select Class
Year Ended October 31, 2011	15.37	0.20	(e)	0.07	0.27	—
Year Ended October 31, 2010	14.52	0.08	(e)	0.77	0.85	—
Year Ended October 31, 2009	14.28	0.07	(e)	0.60	0.67	(0.43)
Year Ended October 31, 2008	15.84	0.27	(e)	(1.71)	(1.44)	(0.12)
March 30, 2007 (f) through October 31, 2007	15.00	0.19		0.65	0.84	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.55	1.50%	$54,108	1.34%	1.22%	1.56%	87%
15.32	5.66	120,086	1.32	0.39	1.48	78
14.50	4.52	56,450	1.32	0.23	2.10	47
14.25	(9.40)	191	1.35	1.50	3.91	89
15.82	5.47	211	1.35	1.94	7.39	34

15.33	0.99	702	1.84	0.69	2.12	87
15.18	5.05	292	1.81	(0.10)	1.99	78
14.45	4.05	235	1.84	(0.30)	3.28	47
14.19	(9.83)	190	1.85	1.00	4.41	89
15.77	5.13	210	1.85	1.44	7.89	34

15.74	1.94	109	0.89	1.65	1.15	87
15.44	6.04	107	0.86	0.82	1.04	78
14.56	5.00	101	0.89	0.66	2.35	47
14.31	(8.95)	96	0.90	1.95	3.46	89
15.86	5.73	106	0.90	2.39	6.94	34

15.64	1.76	1,781	1.09	1.29	1.40	87
15.37	5.85	626	1.09	0.52	1.34	78
14.52	4.80	9,545	1.09	0.46	2.55	47
14.28	(9.16)	9,109	1.10	1.76	3.61	89
15.84	5.60	4,753	1.10	2.19	7.14	34

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Fund	Classes Offered	Diversified/Non-Diversified
Global Natural Resources Fund	Class A, Class C, Class R2, Class R5, Class R6* and Select Class	Non-Diversified
International Realty Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified
Strategic Preservation Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

*	Class R6 Shares commenced operations on November 30, 2011 for the Global Natural Resources Fund.

The Global Natural Resources Fund commenced operations on November 30, 2010.

The investment objectives of the Funds are as follows:

The JPMorgan Global Natural Resources Fund seeks to provide long-term capital appreciation.

The JPMorgan International Realty Fund seeks long-term capital growth.

The JPMorgan Strategic Preservation Fund seeks to provide a total return from a diversified portfolio of stocks and bonds.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market

34	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Global Natural Resources Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$908	$11,622	$—		$12,530
Bermuda	250	—	—		250
Canada	21,890	109	—		21,999
Colombia	367	—	—		367
Ireland	—	852	—		852
Netherlands	—	2,303	—		2,303
Norway	—	203	—		203
South Africa	—	2,810	—		2,810
Sweden	—	1,684	—		1,684
Switzerland	—	2,896	—		2,896
United Arab Emirates	—	387	—		387
United Kingdom	251	15,209	—		15,460
United States	8,970	—	—		8,970

Total Common Stocks	32,636	38,075	—		$70,711

Warrants
Canada	—	—	—	(a)	—	(a)
Short-Term Investment
Investment Company	500	—	—		500

Total Investments in Securities	$33,136	$38,075	$—	(a)	$71,211

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

International Realty Fund
	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—		$21,705	$—	(a)	$21,705
Canada	8,549		—	—		8,549
China	—		387	—		387
Finland	—		1,518	—		1,518
France	—		10,263	—		10,263
Germany	—		293	—		293
Hong Kong	—		26,728	—		26,728
Japan	—		20,601	—		20,601
Netherlands	—		6,330	—		6,330
Norway	—		637	—		637
Singapore	—		9,257	—		9,257
United Kingdom	—		10,715	—		10,715

Total Common Stocks	8,549		108,434	—	(a)	116,983

Rights
Hong Kong	—		223	—		223
Warrant
Netherlands	—	(a)	—	—		—	(a)
Short-Term Investment
Investment Company	2,150		—	—		2,150

Total Investments in Securities	$10,699		$108,657	$—	(a)	$119,356

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—		$481	$—		$481

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—		$(579)	$—		$(579)

Strategic Preservation Fund
	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$67		$212	$—		$279
Canada	1,442		—	—		1,442
France	—		665	—		665
Ireland	—		285	—		285
Japan	—		1,821	—		1,821
Switzerland	—		484	—		484
Taiwan	—		1	—		1
United Kingdom	—		4,852	—		4,852
United States	7,060		—	—		7,060

Total Common Stocks	8,569		8,320	—		16,889

Preferred Stock
United States	74		—	—		74

Total Preferred Stocks	74		—	—		74

36	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

Strategic Preservation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Debt Securities
Convertible Bonds
Netherlands	$—	$878	$—	$878
Singapore	—	774	—	774
Switzerland	—	372	—	372
United States	—	884	—	884

Total Convertible Bonds	—	2,908	—	2,908

Corporate Bonds
Cayman Islands	—	705	—	705
France	—	878	—	878

Total Corporate Bonds	—	1,583	—	1,583

Foreign Government Securities	—	16,966	—	16,966
Supranational	—	6,659	—	6,659
U.S. Treasury Obligation	—	3,004	—	3,004
Short-Term Investment
Investment Company	3,600	—	—	3,600

Total Investments in Securities	$12,243	$39,440	$—	$51,683

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange	$—	$571	$—	$571
Futures Contracts	910	—	—	910

Total Appreciation in Other Financial Instruments	$910	$571	$—	$1,481

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange	$—	$(128)	$—	$(128)
Futures Contracts	(625)	—	—	(625)

Total Depreciation in Other Financial Instruments	$(625)	$(128)	$—	$(753)

(a)	Security has zero value.

There were no transfers between Levels 1 and 2 during the year ended October 31, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Global Natural Resources Fund	Balance as of 11/30/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization/ accretion	Purchases [1]		Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/11
Investments in Securities
Warrants — Canada	$—	$—	$—	$—	$—	(a)	$—	$—	$—	$—	(a)

Total	$—	$—	$—	$—	$—	(a)	$—	$—	$—	$—	(a)

International Realty Fund	Balance as of 10/31/2010		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2011
Investments in Securities
Common Stocks —Australia	$—	(a)	$—	$—	$—	$—	$—	$—	$—	$—	(a)

Total	$—	(a)	$—	$—	$—	$—	$—	$—	$—	$—	(a)

(a)	Security has zero value.
1	Purchases include all purchases of securities and securities received in corporate actions.
2	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

Transfers into, or out of Level 3 are valued using values as of the beginning of the period.

There was no change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2011, which were valued using significant unobservable inputs (Level 3).

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of October 31, 2011:

	Value		Percentage
Global Natural Resources Fund	$—	(a)	—
International Realty Fund	—	(a)	—

(a)	Security has zero value.

C. Options — The Strategic Preservation Fund purchases and sells (“writes”) put and call options on various instruments including futures, securities and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statements of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subjects the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subjects the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

D. Futures Contracts — The Strategic Preservation Fund uses treasury, index and financial futures contracts to gain or reduce exposure to the stock and bond market, enhance returns, maintain liquidity and minimize transaction costs. The Fund buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the differences between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

38	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

The Strategic Preservation Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

E. Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore use forward foreign currency exchange contracts to hedge or manage these exposures. The Funds also buy forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation under the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

F. Summary of Derivative Information — The following tables present the value of derivatives held as of October 31, 2011, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Realty Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$481

Total		$481

Liabilities:
Foreign exchange contracts	Payables	$(579)

Total		$(579)

Strategic Preservation Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$798	$—
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	112	—
Foreign exchange contracts	Receivables	—	571

Total		$910	$571

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(41)	$—
Foreign exchange contracts	Payables	—	(128)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(584)	—

Total		$(625)	$(128)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2011, by primary risk exposure (amounts in thousands):

International Realty Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$130	$130

Total	$130	$130

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$3	$3

Total	$3	$3

Strategic Preservation Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$1,143	$—	$1,143
Foreign exchange contracts	—	—	(2,982)	(2,982)
Equity contracts	93	(1,602)	—	(1,509)

Total	$93	$(459)	$(2,982)	$(3,348)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$216	$—	$216
Foreign exchange contracts	—	2,647	2,647
Equity contracts	971	—	971

Total	$1,187	$2,647	$3,834

The Funds’ derivatives contracts held at October 31, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume

The table below discloses the volume of the Funds’ derivatives activities during the year ended October 31, 2011 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	International Realty Fund	Strategic Preservation Fund
Futures Contracts:
Average Notional Balance Long	$—	$21,752
Average Notional Balance Short	—	40,210
Ending Notional Balance Long	—	16,131
Ending Notional Balance Short	—	18,303
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	19,190	12,607
Average Settlement Value Sold	18,063	48,819
Ending Settlement Value Purchased	40,408	7,078
Ending Settlement Value Sold	31,397	33,592
Exchange-Traded Options:
Average Number of Contracts Purchased	—	50	*
Ending Number of Contracts Purchased	—	—

*	Average for the period November 1, 2010 through December 31, 2010.

40	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

H. Offering and Organization Costs — Total offering costs of approximately $137,000 for the Global Natural Resources Fund paid in connection with the offering of shares of the Fund are amortized up to 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statements of Operations.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

J. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

M. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Global Natural Resources Fund	$(1)	$78	$(77)
International Realty Fund	—	2,285	(2,285)
Strategic Preservation Fund	—	(3,728)	3,728

The reclassifications for the Funds relate primarily to foreign currency gains or losses (Global Natural Resources Fund and Strategic Preservation Fund) and passive foreign investment company (PFIC) gains and losses (Global Natural Resources Fund and International Realty Fund).

N. Redemption Fees — Prior to May 2, 2011, shares of the Global Natural Resources Fund and the International Realty Fund held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the Fund and were credited to paid in capital. Effective May 2, 2011, shares of the Global Natural Resources Fund and the International Realty Fund are no longer subject to a redemption fee regardless how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Global Natural Resources Fund	0.80%
International Realty Fund	0.90
Strategic Preservation Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2011, the annual effective rate was 0.09% for each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Global Natural Resources Fund	0.25%	0.75%	0.50%
International Realty Fund	0.25	0.75	n/a
Strategic Preservation Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2011, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Global Natural Resources Fund	$3	$2
International Realty Fund	1	1
Strategic Preservation Fund	1	1

42	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
Global Natural Resources Fund	0.25%	0.25%	0.25%	0.05%	0.25%
International Realty Fund	0.25	0.25	n/a	0.05	0.25
Strategic Preservation Fund	0.25	0.25	n/a	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
Global Natural Resources Fund	1.30%	1.80%	1.55%	0.85%	1.05%
International Realty Fund	1.40	1.90	n/a	0.95	1.15
Strategic Preservation Fund	1.35	1.85	n/a	0.90	1.10

The contractual expense limitation agreements were in effect for the year ended October 31, 2011. The expense limitation percentages in the table above are in place until at least February 29, 2012.

For the year ended October 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Global Natural Resources Fund	$293	$11	$25	$329	$42
International Realty Fund	356	35	44	435	—
Strategic Preservation Fund	200	1	—	201	—

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the year ended October 31, 2011 was as follows (amounts in thousands):

Global Natural Resources Fund	$2
International Realty Fund	2
Strategic Preservation Fund	7

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2011, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2011, the International Realty Fund and Strategic Preservation Fund incurred brokerage commissions with broker/dealers affiliated with the Advisor of less than $1,000.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Global Natural Resources Fund	$92,713	$12,103	$—	$—
International Realty Fund	95,589	38,141	—	—
Strategic Preservation Fund	69,596	121,693	5,846	24,483

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2011, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Natural Resources Fund	$79,640	$3,234	$11,663	$(8,429)
International Realty Fund	129,575	1,377	11,596	(10,219)
Strategic Preservation Fund	48,784	3,297	398	2,899

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of PFICs (Global Natural Resources Fund and International Realty Fund), taxable special dividends (International Realty Fund) and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
International Realty Fund	$6,013	$6,013

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
International Realty Fund	$3,774	$3,774

At October 31, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Global Natural Resources Fund	$425	$(1,802)	$(8,428)
International Realty Fund	3,831	(26,712)	(10,264)
Strategic Preservation Fund	972	3,174	3,760

For the Funds, the cumulative timing differences primarily consist of mark to market of PFICs and wash sale loss deferrals (Global Natural Resources Fund and International Realty Fund), mark to market of forward foreign currency contracts and mark to market of futures contracts (Strategic Preservation Fund) and taxable special dividends (International Realty Fund).

44	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

As of October 31, 2011, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2015	2016	2017	2018	2019	Total
Global Natural Resources Fund	$—	$—	$—	$—	$1,802	$1,802
International Realty Fund	1,161	9,106	13,760	2,062	623	26,712

During the year ended October 31, 2011, the Strategic Preservation Fund utilized capital loss carryforwards of approximately $193,000.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Global Natural Resources Fund	51.2%	28.8%
International Realty Fund	n/a	70.8

In addition, Strategic Preservation Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

Significant shareholder transactions, if any, may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2011, substantially all of the International Realty Fund’s net assets consisted of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

As of October 31, 2011, the Global Natural Resources Fund invested approximately 30.9% and 21.7% of its total investments in issuers in Canada and the United Kingdom, respectively, the International Realty Fund invested approximately 22.6% of its total investments in issuers in Hong Kong and the Strategic Preservation Fund invested approximately 28.3% of its total investments in the United States. As of October 31, 2011, the Global Natural Resources Fund invested approximately 72.6% and 26.6% of its total investments in the Metals & Mining and Oil, Gas & Consumable Fuels industries, respectively. The International Realty Fund invested approximately 46.2% and 34.0% of its total investments in the Real Estate Management & Development and Diversified industries, respectively. The Strategic Preservation Fund invested approximately 32.8% of its total investments in Foreign Government Securities.

Because the Global Natural Resources Fund invests a substantial portion of its assets in the natural resources sector, events that affect natural resources will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. In addition, certain natural resources sub-sectors are subject to greater governmental regulation than are other industries; therefore, changes in tax and other government regulations may be more likely to adversely affect the Fund.

The International Realty Fund invests primarily in shares of real estate securities. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

The Strategic Preservation Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

46	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Global Natural Resources Fund, JPMorgan International Realty Fund and JPMorgan Strategic Preservation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Realty Fund and JPMorgan Strategic Preservation Fund (each a separate Fund of JPMorgan Trust I) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan Global Natural Resources Fund (a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period November 30, 2010 (commencement of operations) through October 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2011

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	47

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

48	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	49

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006; from April 2005 to February 2006, Associate, J.P. Morgan Funds Management.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

50	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2011, and continued to hold your shares at the end of the reporting period, October 31, 2011.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
Global Natural Resources Fund
Class A
Actual	$1,000.00	$802.50	$5.91	1.30%
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class C
Actual	1,000.00	800.80	8.17	1.80
Hypothetical	1,000.00	1,016.13	9.15	1.80
Class R2
Actual	1,000.00	801.70	7.04	1.55
Hypothetical	1,000.00	1,017.39	7.88	1.55
Class R5
Actual	1,000.00	804.60	3.87	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Select Class
Actual	1,000.00	803.30	4.77	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05

International Realty Fund
Class A
Actual	1,000.00	852.10	6.54	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class C
Actual	1,000.00	849.70	8.86	1.90
Hypothetical	1,000.00	1,015.63	9.65	1.90
Class R5
Actual	1,000.00	854.10	4.44	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Select Class
Actual	1,000.00	853.50	5.37	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	51

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
Strategic Preservation Fund
Class A
Actual	$1,000.00	$1,021.70	$6.83	1.34%
Hypothetical	1,000.00	1,018.45	6.82	1.34
Class C
Actual	1,000.00	1,018.60	9.36	1.84
Hypothetical	1,000.00	1,015.93	9.35	1.84
Class R5
Actual	1,000.00	1,023.40	4.54	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Select Class
Actual	1,000.00	1,021.60	5.55	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

52	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing that the Advisor’s ongoing compliance processes and structures. The quality of the administrative services provided by J.P. Morgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(continued)

organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The

Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings

54	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

by the Advisor and the independent consultant and also considered the special analysis that was done by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the performance of the Global Natural Resources Fund since its inception as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the International Realty Fund’s performance was in the second and first quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2010, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Strategic Preservation Fund’s performance was in the fourth and third quintiles both for Class A and Select Class shares for the one- and three-year period ended December 31, 2010, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each

Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Global Natural Resources Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were also in the first quintile, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Realty Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Strategic Preservation Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class Shares were in the third quintile, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2011	J.P. MORGAN SPECIALTY FUNDS	55

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
International Realty Fund	$1,475

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2011, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Global Natural Resources Fund	$497	$16
International Realty Fund	3,060	187
Strategic Preservation Fund	690	49

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December, 2011. These shareholders will receive more detailed information along with their 2011 Form 1099-DIV.

Treasury Income

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended October 31, 2011:

Income from U.S. Treasury Obligations
Strategic Preservation Fund	15.74%

56	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2011

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. October 2011.	AN-SPEC2-1011

J.P. Morgan International

Equity Funds

Annual Report

October 31, 2011

JPMorgan International Opportunities Plus Fund

J.P. Morgan Funds

Annual Report

October 31, 2011

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds

CEO’s Letter (Unaudited)

November 23, 2011

Dear Shareholder:

Early this year, the U.S. economy appeared to gain some momentum, and investors seemed to have greater confidence in the ability of the U.S. economy to recover from the devastating financial crisis of three years ago.

By June, however, investors’ confidence quickly waned. Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer. In early August, each of the three major U.S. stock indices experienced its worst one-day performance since December 1, 2008.

Quote

“Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer.”

Today, investors still appear to lack confidence in the ability of European governments to combat the region’s debt crisis. The continued uncertainty surrounding global economic growth has continued to dampen their appetite for risk, leading to heightened equity market volatility.

On a more positive note, however, recent economic data on auto sales, payroll employment, and manufacturing activity all appear to indicate that the U.S. has avoided a double dip recession–at least for now. That being said, as we look ahead into 2012, European debt concerns and soft economic data are likely to continue to impact our global markets.

European credit woes trigger equity downturn

Uncertainty surrounding the European debt crisis and concerns surrounding slowing economic growth helped trigger a sharp downturn in equities in the third quarter of 2011. This downturn was not enough to erase earlier gains, as the Standard & Poor’s 500 Index (“S&P 500 Index”) finished the 12- month period ended October 31, 2011 at a level of 1,253, an 8.1% increase from 12 months earlier.

Global stock indices followed a similar path, as early gains were reversed by growing anxiety over the European financial crisis and weakness in emerging market economies. As of the end of the 12-month reporting period, the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) had returned -4.1%, while the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes) had returned -7.7% for the same reporting period.

Anxiety over global crisis drives investors to safety

Weak economic growth and a worsening European debt crisis boosted the fixed income market, as investors found retreat in ultra-safe U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 5.0%, the Barclays Capital High Yield Index returned 5.2%, while the Barclays Capital Emerging Markets Index returned 3.8% for the 12-month period ended October 31, 2011.

Amid sluggish economic data and continued euro zone debt concerns, U.S. Treasury securities maturing in 10 years or more soared in price, pushing yields to historic lows. At one point, 10-year U.S. Treasury yields dipped below 2%, the lowest level since the 1940s. The yields on the benchmark 10-year U.S. Treasury dropped from 2.6% 12 months ago to 2.2% as of the end of October 31, 2011. Yields on the 30-year U.S. Treasury also declined, falling from 4.0% to 3.2% as of the end of the 12-month period, while the two-year note was unchanged at 0.3%.

1

Can policy initiatives provide a measure of relief?

Over the past several months, investors have grappled with U.S. and European political gridlock as well as sovereign debt issues that have provoked fears of escalating contagion in the European debt crisis. This situation remains an ongoing source of concern, and until further efforts are made to stabilize the crisis in that region, we believe investors should expect continued market volatility—particularly in the short run.

Looking forward, however, we believe U.S. stocks may be positioned to grow in 2012, particularly given current valuations and the prospects for growth in corporate earnings. However, this growth will depend on many factors, including policy initiatives, additional monetary stimulus, as well as other efforts to promote stability. Until this occurs, the uncertain climate appears to suggest the need for a balanced investment strategy—including a focus on risk management and a diversified approach to fixed income investing.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2012 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

2

JPMorgan International Opportunities Plus Fund

Fund Commentary

Twelve Months Ended October 31, 2011 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	-6.83%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia, and Far East (“EAFE”) Index (net of foreign withholding taxes)	-4.08%
Net Assets as of 10/31/2011	$4,966,236

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Plus Fund (the “Fund”) seeks to provide long-term capital appreciation.

HOW DID THE MARKET PERFORM?

Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support stock prices during the first half of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in April 2011. This negative mood among investors worsened as the market seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Stocks rebounded in October 2011 as better-than-expected economic data caused investors to regain their appetite for risk. In the end, the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) returned -4.08% for the twelve months ended October 31, 2011.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Benchmark for the twelve months ended October 31, 2011. The Fund’s stock selection in the banks and finance sector detracted from the Fund’s relative performance, while the Fund’s stock selection and overweight versus the Benchmark in the semiconductors sector contributed to the Fund’s relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Carlsberg A/S, Lloyds Banking Group plc and Intercell AG. Shares of Carlsberg A/S declined after the brewing company lowered its earnings outlook. Shares of UK based Lloyds Banking Group plc declined due to concerns about a weak UK economy, higher funding costs and exposure to European sovereign debt. Shares of Austrian biotechnology company Intercell AG declined after several setbacks in its drug pipeline raised concerns about its future earnings growth.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Japan Tobacco, Inc., Algeta ASA and Volkswagen AG. Shares of Japan Tobacco, Inc. increased as investors rotated into less economically-sensitive sectors, including tobacco companies that have demonstrated strong pricing power and an ability to generate cash. Shares of Algeta ASA advanced after the biotechnology company announced positive results in a study designed to test the effectiveness of its breast cancer drug. Shares of Volkswagen AG benefited from success of the car manufacturer’s Audi and VW brands and its strong presence in China.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, utilizing a proprietary dividend discount model to rank stocks within each sector. The Fund’s portfolio managers established long positions in stocks they believed were attractive and short positions in stocks that believed were unattractive. The Fund’s portfolio managers used a total return swap to replicate the performance of a portfolio of long and short positions. The Fund’s average long to-short exposure over the reporting period was 118% to 18%. In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to keep the Fund’s currency exposure in line with the Benchmark.

3

	TOP TEN LONG EQUITY HOLDINGS OF THE PORTFOLIO (a)(b)
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.8%
2.	Unilever N.V. CVA (Netherlands)	3.0
3.	BG Group plc (United Kingdom)	2.4
4.	Rio Tinto plc (United Kingdom)	2.2
5.	Sanofi (France)	1.9
6.	Standard Chartered plc (United Kingdom)	1.8
7.	BP plc (United Kingdom)	1.8
8.	British American Tobacco plc (United Kingdom)	1.8
9.	Volkswagen AG (Germany)	1.8
10.	Japan Tobacco, Inc. (Japan)	1.6

	TOP TEN SHORT EQUITY HOLDINGS OF THE PORTFOLIO (a)(b)
1.	Panalpina Welttransport Holding AG (Switzerland)	0.5%
2.	Mitsubishi Motors Corp. (Japan)	0.5
3.	PZ Cussons plc (United Kingdom)	0.5
4.	Electrolux AB, Series B (Sweden)	0.5
5.	Statoil ASA (Norway)	0.5
6.	Renault S.A. (France)	0.5
7.	StarHub Ltd. (Singapore)	0.5
8.	FANUC Corp. (Japan)	0.4
9.	Faurecia (France)	0.4
10.	Schindler Holding AG (Switzerland)	0.4

PORTFOLIO COMPOSITION BY COUNTRY (a)(b)	Long	Short	Net
United Kingdom	28.6%	-3.0%	25.6%
Japan	27.7	-4.8	22.9
France	11.7	-2.3	9.4
Netherlands	10.7	-0.8	9.9
Germany	10.6	-0.7	9.9
Switzerland	4.7	-1.7	3.0
Hong Kong	4.0	-0.6	3.4
Ireland	3.0	0.0	3.0
Norway	2.1	-0.5	1.6
Belgium	1.9	0.0	1.9
Canada	1.8	0.0	1.8
South Korea	1.5	0.0	1.5
Italy	1.3	0.0	1.3
Israel	1.0	0.0	1.0
Others (each less than 1.0%)	8.3	-4.5	3.8

	118.9	-18.9	100.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

(a)	Percentages indicated are based upon total investments plus the current value of the total net long and short positions within the Portfolio Swap as of October 31, 2011.

(b)	The Fund has entered into a Portfolio Swap, which provides exposure equivalent to a portfolio of long and short securities. The percentages calculated in the tables above include the current values of the long or short positions within the Portfolio Swap as of October 31, 2011, as applicable.

4

JPMorgan International Opportunities Plus Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	10/14/09

Without Sales Charge		(7.07)%	(0.58)%
With Sales Charge*		(11.93)	(3.16)

CLASS C SHARES	10/14/09

Without CDSC		(7.53)	(1.07)
With CDSC**		(8.53)	(1.07)

SELECT CLASS SHARES	10/14/09	(6.83)	(0.33)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

5

JPMorgan International Opportunities Plus Fund

The Fund commenced operations on October 14, 2009.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Opportunities Plus Fund, the MSCI EAFE Index and the Lipper Long/Short Equity Funds Index from October 14, 2009 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lipper Long/Short Equity Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Long/Short Equity Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.3%
	Australia — 0.4%
2,482	Westfield Group (m)	19,981

	Austria — 0.3%
663	Erste Group Bank AG (m)	14,134

	Belgium — 1.3%
826	KBC Groep N.V. (m)	18,317
454	Solvay S.A. (m)	46,249

		64,566

	Canada — 1.8%
2,430	First Quantum Minerals Ltd. (m)	50,977
2,661	Kinross Gold Corp. (m)	37,936

		88,913

	China — 0.7%
120	China Construction Bank Corp., Class H (m)	88
3,000	Hengan International Group Co., Ltd. (m)	26,005
1,500	Ping An Insurance Group Co. of China Ltd., Class H (m)	11,125

		37,218

	Denmark — 0.7%
491	Carlsberg A/S, Class B (m)	33,241

	Finland — 0.9%
2,765	Stora Enso OYJ, Class R (m)	17,501
2,384	UPM-Kymmene OYJ (m)	27,877

		45,378

	France — 9.7%
697	Bouygues S.A. (m)	26,032
299	Danone (m)	20,728
1,332	France Telecom S.A. (m)	23,948
482	GDF Suez (m)	13,579
526	L’Oreal S.A. (m)	57,915
384	PPR (m)	59,587
1,274	Sanofi (m)	91,141
1,218	Schneider Electric S.A. (m)	71,521
837	Sodexo (m)	60,435
2,248	Suez Environnement Co. (m)	35,266
102	Unibail-Rodamco SE (m)	20,279

		480,431

	Germany — 7.6%
838	Adidas AG (m)	59,018
537	Allianz SE (m)	59,748
1,126	Bayer AG (m)	71,740
681	Daimler AG (m)	34,587
1,006	Deutsche Boerse AG (a) (m)	55,444
2,837	E.ON AG (m)	68,414
487	Lanxess AG (m)	28,444

		377,395

	Hong Kong — 3.6%
22,000	China Overseas Land & Investment Ltd. (m)	40,709
18,000	China Resources Land Ltd. (m)	26,346
7,000	Hang Lung Properties Ltd. (m)	25,493
5,000	Hutchison Whampoa Ltd. (m)	45,732
3,000	Sun Hung Kai Properties Ltd. (m)	41,306

		179,586

	Ireland — 2.5%
4,390	Experian plc (m)	57,029
454	Paddy Power plc (m)	24,973
1,349	Shire plc (m)	42,339

		124,341

	Israel — 1.0%
1,202	Teva Pharmaceutical Industries Ltd., ADR (m)	49,102

	Italy — 1.0%
9,809	Snam Rete Gas S.p.A. (m)	47,948

	Japan — 22.7%
600	Astellas Pharma, Inc. (m)	21,944
1,600	Bridgestone Corp. (m)	37,515
1,300	Canon, Inc. (m)	59,017
26	Dai-ichi Life Insurance Co., Ltd. (The) (m)	29,609
2,000	Daiwa House Industry Co., Ltd. (m)	25,062
4	Daiwahouse Residential Invest (m)	22,781
500	East Japan Railway Co. (m)	30,314
900	FUJIFILM Holdings Corp. (m)	22,027
12,000	Fujitsu Ltd. (m)	64,172
16	Japan Tobacco, Inc. (m)	79,971
700	JS Group Corp. (m)	14,678
8,600	JX Holdings, Inc. (m)	50,094
10	KDDI Corp. (m)	73,254
6,000	Marubeni Corp. (m)	34,923
5,000	Mitsubishi Electric Corp. (m)	46,266
3,000	Mitsubishi Estate Co., Ltd. (m)	50,811
6,000	Mitsubishi Heavy Industries Ltd. (m)	24,447
11,100	Mitsubishi UFJ Financial Group, Inc. (m)	48,240
1,800	Mitsui & Co., Ltd. (m)	26,270
17,000	Nippon Sheet Glass Co., Ltd. (m)	36,658
700	Nippon Telegraph & Telephone Corp. (m)	35,907
7,400	Nissan Motor Co., Ltd. (m)	68,041
410	ORIX Corp. (m)	35,783
500	Otsuka Corp. (m)	34,732
800	Otsuka Holdings Co., Ltd. (m)	20,528
1,600	Sumitomo Mitsui Financial Group, Inc. (m)	44,723
800	Sundrug Co., Ltd. (m)	23,609
5,000	Toshiba Corp. (m)	21,807
2,000	TOTO Ltd. (m)	16,630
350	Yamada Denki Co., Ltd. (m)	25,170

		1,124,983

	Netherlands — 9.0%
929	ASML Holding N.V. (m)	38,970

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Netherlands — Continued
1,049	European Aeronautic Defence and
	Space Co., N.V. (m)	30,924
3,412	Koninklijke KPN N.V. (m)	44,673
5,252	Royal Dutch Shell plc, Class A (m)	186,234
4,230	Unilever N.V. CVA (m)	146,035

		446,836

	New Zealand — 0.5%
11,447	Telecom Corp. of New Zealand Ltd. (m)	23,371
	Norway — 2.0%
632	Algeta ASA (a) (m)	22,019
4,951	DnB NOR ASA (m)	57,268
1,912	Petroleum Geo-Services ASA (a) (m)	20,774

		100,061

	Singapore — 0.4%
16,000	Genting Singapore plc (a) (m)	21,862

	South Korea — 1.4%
83	Samsung Electronics Co., Ltd. (m)	71,452

	Spain — 0.8%
433	Inditex S.A. (m)	39,308

	Sweden — 2.0%
1,534	Atlas Copco AB, Class A (m)	33,348
6,211	Telefonaktiebolaget LM Ericsson, Class B (m)	64,741

		98,089

	Switzerland — 4.1%
3,859	ABB Ltd. (a) (m)	72,647
1,006	Cie Financiere Richemont S.A., Class A (m)	57,306
454	Roche Holding AG (m)	74,488

		204,441

	Taiwan — 0.9%
7,761	Hon Hai Precision Industry Co., Ltd., Reg. S, GDR (m)	43,407

	United Arab Emirates — 0.2%
2,876	Lamprell plc (m)	11,149

	United Kingdom — 20.8%
1,649	Associated British Foods plc (m)	29,268
5,413	BG Group plc (m)	117,376
11,870	BP plc (m)	87,349
1,272	British American Tobacco plc (m)	58,322
4,196	Cairn Energy plc (a) (m)	19,817
16,066	Centrica plc (m)	76,484
3,281	GlaxoSmithKline plc (m)	73,633
7,189	HSBC Holdings plc (m)	62,726
930	Intercontinental Hotels Group plc (m)	17,164
100,375	Lloyds Banking Group plc (a) (m)	51,906
224	Man Group plc (m)	535
1,359	National Grid plc (m)	13,511
3,702	Pearson plc (m)	68,009
2,668	Premier Farnell plc (m)	7,485
6,258	Prudential plc (m)	64,640
5,553	Resolution Ltd. (m)	24,438
1,991	Rio Tinto plc (m)	107,711
3,754	Standard Chartered plc (m)	87,597
23,282	Vodafone Group plc (m)	64,647

		1,032,618

	Total Common Stocks
	(Cost $ 4,925,873)	4,779,811

Preferred Stock —1.7%
	Germany — 1.7%
490	Volkswagen AG (m) (Cost $ 54,989)	85,333

	Total Investments — 98.0% (Cost $ 4,980,862)	4,865,144

	Other Assets in Excess of Liabilities — 2.0%	101,092

	NET ASSETS — 100.0%	$4,966,236

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

Industry	Percentage
Oil, Gas & Consumable Fuels	9.5%
Pharmaceuticals	9.1
Commercial Banks	7.9
Real Estate Management & Development	4.3
Metals & Mining	4.0
Food Products	4.0
Electrical Equipment	3.9
Insurance	3.9
Automobiles	3.9
Multi-Utilities	2.9
Tobacco	2.8
Wireless Telecommunication Services	2.8
Diversified Telecommunication Services	2.6
Hotels, Restaurants & Leisure	2.6
Textiles, Apparel & Luxury Goods	2.4
Semiconductors & Semiconductor Equipment	2.3
Diversified Financial Services	1.9
Computers & Peripherals	1.8
Personal Products	1.7
Chemicals	1.5
Electronic Equipment, Instruments & Components	1.5
Electric Utilities	1.4
Media	1.4
Building Products	1.4
Communications Equipment	1.3
Specialty Retail	1.3
Real Estate Investment Trusts (REITs)	1.3
Trading Companies & Distributors	1.3
Multiline Retail	1.2
Office Electronics	1.2
Machinery	1.2
Professional Services	1.2
Gas Utilities	1.0
Others (each less than 1.0%)	7.5

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	Dow Jones Euro STOXX 50 Index	12/16/11	$66,086	$2,534

SEE NOTES TO FINANCIAL STATEMENTS.

9

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	CURRENCY COUNTERPARTY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/11		NET UNREALIZED APPRECIATION (DEPRECIATION)
11,104	GBP
17,287	for AUD	Citibank, N.A.	01/11/12	$18,063	#	$17,841	#	$(222)
12,667	EUR
17,600	for CAD	Union Bank of Switzerland AG	01/11/12	17,629	#	17,520	#	(109)
28,100	CHF
23,017	for EUR	Royal Bank of Canada	01/11/12	31,834	#	32,052	#	218
13,344	CHF
10,829	for EUR	Westpac Banking Corp.	01/11/12	14,977	#	15,221	#	244
28,647	AUD
18,031	for GBP	Barclays Bank plc	01/11/12	28,971	#	29,933	#	962
18,713	CHF
13,259	for GBP	Citibank, N.A.	01/11/12	21,304	#	21,344	#	40
10,977	EUR
9,551	for GBP	Westpac Banking Corp.	01/11/12	15,345	#	15,181	#	(164)
15,221	EUR
167,073	for HKD	Westpac Banking Corp.	01/11/12	21,516	#	21,052	#	(464)
50,680	EUR
5,440,706	for JPY	Royal Bank of Canada	01/11/12	69,692	#	70,094	#	402
40,872	GBP
4,976,778	for JPY	Royal Bank of Canada	01/11/12	63,749	#	65,670	#	1,921
12,251	EUR
21,285	for NZD	Westpac Banking Corp.	01/11/12	17,128	#	16,944	#	(184)
448,441	AUD	Westpac Banking Corp.	01/11/12	419,241		468,576		49,335
27,172	CHF	Barclays Bank plc	01/11/12	29,541		30,993		1,452
156,701	CHF	Westpac Banking Corp.	01/11/12	171,551		178,741		7,190
141,693	DKK	Westpac Banking Corp.	01/11/12	25,142		26,333		1,191
34,000	EUR	State Street Corp.	01/11/12	48,164		47,024		(1,140)
38,193	EUR	Westpac Banking Corp.	01/11/12	52,398		52,823		425
49,053	GBP	Barclays Bank plc	01/11/12	77,991		78,816		825
181,522	HKD	Deutsche Bank AG	01/11/12	23,303		23,377		74
5,736,585	JPY	Barclays Bank plc	01/11/12	74,494		73,481		(1,013)
1,347,638	JPY	Credit Suisse International	01/11/12	17,528		17,262		(266)
2,074,930	JPY	Westpac Banking Corp.	01/11/12	27,063		26,578		(485)
884,227	SEK	Royal Bank of Canada	01/11/12	127,216		135,161		7,945
123,197	SGD	Royal Bank of Canada	01/11/12	93,875		98,183		4,308

				$1,507,715		$1,580,200		$72,485

SEE NOTES TO FINANCIAL STATEMENTS.

10

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

CONTRACTS TO SELL	CURRENCY COUNTERPARTY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
70,197	CAD	Westpac Banking Corp.	01/11/12	$66,400	$70,313	$(3,913)

7,849	EUR	Barclays Bank plc	01/11/12	10,647	10,856	(209)
20,000	EUR	BNP Paribas	01/11/12	27,453	27,662	(209)
316,719	EUR	State Street Corp.	01/11/12	418,037	438,043	(20,006)
19,763	EUR	Westpac Banking Corp.	01/11/12	26,201	27,334	(1,133)
74,090	GBP	Barclays Bank plc	01/11/12	116,583	119,043	(2,460)
175,119	GBP	State Street Corp.	01/11/12	269,290	281,369	(12,079)
190,017	HKD	Citibank, N.A.	01/11/12	24,423	24,470	(47)
143,891	HKD	Royal Bank of Canada	01/11/12	18,527	18,530	(3)

5,720,663	JPY	Barclays Bank plc	01/11/12	75,126	73,277	1,849
2,971,242	JPY	State Street Corp.	01/11/12	38,834	38,060	774
2,065,439	JPY	Union Bank of Switzerland AG	01/11/12	27,302	26,457	845
928,752	JPY	Westpac Banking Corp.	01/11/12	12,057	11,896	161

168,154	NOK	State Street Corp.	01/11/12	28,272	30,085	(1,813)

235,218	SEK	Barclays Bank plc	01/11/12	34,621	35,955	(1,334)

				$1,193,773	$1,233,350	$(39,577)

#

For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/11 of the currency being sold, and the value at 10/31/11 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

11

JPMorgan International Opportunities Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :

ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CVA	—	Dutch Certification
DKK	—	Danish Krone
EUR	—	Euro
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NZD	—	New Zealand dollar
Reg. S	—	Security was purchased pursuant to Regulation S
under the Securities Act of 1933, which exempts from
registration securities offered and sold outside of the
United States. Such a security cannot be sold in the
United States without either an effective registration
statement filed pursuant to the Securities Act of 1933,
or pursuant to an exemption from registration.
SEK	—	Swedish Krona
SGD	—	Singapore Dollar

(a)	—	Non-income producing security.
(m)	—	All or a portion of this security is reserved and/or
pledged with the custodian for current or potential
holdings of futures, swaps, options, TBAs, when-
issued securities, delayed delivery securities, reverse
repurchase agreements, unfunded commitments and
forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments are $4,727,129 and 97.2%, respectively.

Portfolio Swap* Outstanding at October 31, 2011

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	VALUE ($)
UBS	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	12/31/15	(31,282)

Total			$(31,282)

*	See the accompanying “Additional Information – Portfolio Swap” for further details.

SEE NOTES TO FINANCIAL STATEMENTS.

12

JPMorgan International Opportunities Plus Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAP

AS OF OCTOBER 31, 2011

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)(a)	CURRENT VALUE($)(b)	VALUE($)(c)
Long Positions
Belgium — 0.5%
Anheuser-Busch InBev N.V.	21,034	21,034	—
KBC Groep N.V.	6,625	6,625	—

	27,659	27,659	—

China — 0.2%
Ping An Insurance Group Co., Class H	11,334	11,334	—

France — 1.8%
Cap Gemini S.A.	18,027	18,027	—
GDF Suez	47,207	47,207	—
Sanofi	12,870	12,870	—
Sodexo	9,844	9,844	—

	87,948	87,948	—

Germany — 1.1%
Bayer AG	13,581	13,581	—
Daimler AG	13,465	13,465	—
E.ON AG	121	121	—
Gerresheimer AG	25,504	25,504	—

	52,671	52,671	—

Hong Kong — 0.3%
Belle International Holdings Ltd.	15,900	15,900	—

Ireland — 0.4%
Experian plc	1,681	1,681	—
Shire plc	16,469	16,469	—

	18,150	18,150	—

Italy — 0.3%
Snam Rete Gas S.p.A.	12,958	12,958	—

Japan — 4.4%
Dentsu, Inc.	24,559	24,559	—
Fujitsu Ltd.	10,898	10,898	—
H20 Retailing Corp.	21,911	21,911	—
Japan Real Estate Investment Corp.	25,748	25,748	—
Japan Retail Fund Investment Corp.	21,865	21,865	—
Japan Tobacco, Inc.	20,235	20,235	—
Mitsubishi Electric Corp.	9,401	9,401	—
Mitsui & Co., Ltd.	16,392	16,392	—
Murata Manufacturing Co., Ltd.	22,691	22,691	—
Nippon Sheet Glass Co., Ltd.	13,200	13,200	—
Nippon Telegraph & Telephone Corp.	30,929	30,929	—

	217,829	217,829	—

Netherlands — 1.5%
European Aeronautic Defence and Space Co. Inc.	11,148	11,148	—
ING Groep N.V. CVA (e)	39,403	39,403	—
Koninklijke KPN N.V.	11,431	11,431	—
Royal Dutch Shell plc, Class A	11,278	11,278	—

	73,260	73,260	—

Switzerland — 0.5%
Kuehne + Nagel International AG	24,654	24,654	—

United Kingdom — 7.1%
British American Tobacco plc	86,406	86,406	—
GlaxoSmithKline plc	36,850	36,850	—
HSBC Holdings plc	49,616	49,616	—
Intercontinental Hotels Group plc	49,623	49,623	—
Premier Farnell plc	15,006	15,006	—
Robert Walters plc (e)	14,612	14,612	—
Tullow Oil plc	38,147	38,147	—
Vodafone Group plc	64,265	64,265	—

	354,525	354,525	—

Total Long Positions of Portfolio Swap	896,888	896,888	—

Short Positions

Australia — 1.0%
Newcrest Mining Ltd.	20,136	20,136	—
Telstra Corp. Ltd.	10,530	10,530	—
Woolworths Ltd.	20,075	20,075	—

	50,741	50,741	—

Austria — 0.6%
Raiffessen Bank International AG	16,348	16,348	—
Verbund AG	15,164	15,164	—

	31,512	31,512	—

China — 0.1%
Li Ning Co., Ltd.	6,250	6,250	—

Denmark — 0.4%
William Demant Holding A/S (e)	20,582	20,582	—

Finland — 0.2%
Ramirent OYJ	10,173	10,173	—

France — 2.2%
Cie Generale d’Optique Essilor International S.A.	14,211	14,211	—
Faurecia	21,562	21,562	—
JCDecaux S.A. (e)	17,042	17,042	—
Lagardere SCA	19,236	19,236	—
LVMH Moet Hennessy Louis Vuitton S.A.	15,641	15,641	—
Renault S.A.	23,380	23,380	—

	111,072	111,072	—

Germany — 0.7%
Beiersdorf AG	18,502	18,502	—
Symrise AG	15,291	15,291	—

	33,793	33,793	—

SEE NOTES TO FINANCIAL STATEMENTS.

13

JPMorgan International Opportunities Plus Fund

ADDITIONAL INFORMATION – PORTFOLIO SWAP

AS OF OCTOBER 31, 2011 (continued)

PORTFOLIO SWAP POSITIONS	NOTIONAL VALUE($)(a)	CURRENT VALUE($)(b)	VALUE($)(c)
Hong Kong — 0.6%
China Dongxiang Group Co. (e)	14,883	14,883	—
Hang Seng Bank Ltd.	13,026	13,026	—

	27,909	27,909	—

Japan — 4.6%
Daihatsu Motor Co., Ltd.	17,971	17,971	—
Dainippon Sumitomo Pharma Co., Ltd.	18,809	18,809	—
Eisai Co., Ltd.	19,954	19,954	—
FANUC Corp.	21,624	21,624	—
Hirose Electric Co., Ltd.	19,468	19,468	—
Konica Minolta Holdings, Inc.	18,547	18,547	—
Kurita Water Industries Ltd.	19,564	19,564	—
Mitsubishi Motors Corp. (e)	24,175	24,175	—
NKSJ Holdings, Inc.	15,311	15,311	—
Sharp Corp.	18,803	18,803	—
Taiyo Yuden Co., Ltd.	18,299	18,299	—
Takeda Pharmaceutical Co., Ltd.	18,112	18,112	—

	230,637	230,637	—

Netherlands — 0.8%
Eurocommercial Properties N.V.	20,579	20,579	—
Heineken N.V.	19,238	19,238	—

	39,817	39,817	—

Norway — 0.5%
Statoil ASA	23,628	23,628	—

Singapore — 0.5%
StarHub Ltd.	22,474	22,474	—

Sweden — 1.2%
Electrolux AB, Series B,	23,678	23,678	—
Hennes & Mauritz AB, Class B	16,132	16,132	—
Skanska AB, Class B	21,146	21,146	—

	60,956	60,956	—

Switzerland — 1.6%
Galenica AG	19,173	19,173	—
Panalpina Welttransport Holding AG (e)	25,375	25,375	—
Schindler Holding AG	21,300	21,300	—
Swatch Group AG (The)	15,240	15,240	—

	81,088	81,088	—

Turkey — 0.4%
Turkiye Garanti Bankasi AS	20,279	17,562	2,717

United Kingdom — 2.9%
Firstgroup plc	13,378	13,378	—
GKN plc	18,873	18,873	—
Hays plc	19,859	19,859	—
Intertek Group plc	19,297	19,297	—
PZ Cussons plc	24,041	24,041	—
RSA Insurance Group plc	14,433	14,433	—
Smiths Group plc	13,895	13,895	—
TUI Travel plc	21,186	21,186	—
	144,962	144,962	—

Total Short Positions	$915,873	913,156	2,717

Total of Long and Short Positions of Portfolio Swap	(18,985)	(16,268)	2,717

Cash and Other Receivables (d)		(32,816)

Financing Costs		(973)

Net Dividends		(210)

Net Swap Contract, at value		$(31,282)

Percentages indicated are based on net assets.

NOTES TO ADDITIONAL INFORMATION – PORTFOLIO SWAP:

CVA -	Dutch Certification

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.

(b)	Current value represents market value of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.

(c)	Value represents the unrealized gain (loss) of the positions and (for most positions) was zero at October 31, 2011 as the swap reset on that date.

(d)	Cash and other receivables includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

(e)	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011

International Opportunities Plus Fund
ASSETS:
Investments in non-affiliates, at value	$4,865,144
Cash	42,007
Foreign currency, at value	73,899
Deposits at broker for futures	10,000
Receivables:
Investment securities sold	221,233
Dividends from non-affiliates	13,008
Tax reclaims	3,613
Unrealized appreciation on forward foreign currency exchange contracts	80,161
Due from Advisor	23,149

Total Assets	5,332,214

LIABILITIES:
Payables:
Investment securities purchased	188,327
Variation margin on futures contracts	2,214
Unrealized depreciation on forward foreign currency exchange contracts	47,253
Net swap contract, at value	31,282
Accrued liabilities:
Distribution fees	40
Custodian and accounting fees	34,005
Trustees’ and Chief Compliance Officer’s fees	17
Audit fees	48,148
Other	14,692

Total Liabilities	365,978

Net Assets	$4,966,236

SEE NOTES TO FINANCIAL STATEMENTS.

15

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011

International Opportunities Plus Fund
NET ASSETS:
Paid in capital	$5,145,186
Accumulated undistributed net investment income	143,123
Accumulated net realized gains (losses)	(208,208)
Net unrealized appreciation (depreciation)	(113,865)

Total Net Assets	$4,966,236

NET ASSETS:
Class A	$49,419
Class C	48,916
Select Class	4,867,901

Total	$4,966,236

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,426
Class C	3,411
Select Class	336,557

Net asset value (a):
Class A—Redemption price per share	$14 .42
Class C—Offering price per share (b)	14 .34
Select Class—Offering and redemption price per share	14 .46

Class A maximum sales charge	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$15 .22

Cost of investments in non-affiliates	$4,980,862
Cost of foreign currency	76,270

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2011

International Opportunities Plus Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$168,469
Foreign taxes withheld	(13,742)

Total investment income	154,727

EXPENSES:
Investment advisory fees	62,815
Administration fees	4,855
Distribution fees:
Class A	136
Class C	405
Shareholder servicing fees:
Class A	136
Class C	135
Select Class	13,384
Custodian and accounting fees	144,791
Interest expense to affiliates	85
Professional fees	84,049
Trustees’ and Chief Compliance Officer’s fees	59
Printing and mailing costs	4,294
Registration and filing fees	6,473
Transfer agent fees	3,290
Other	5,193

Total expenses	330,100

Less amounts waived	(81,325)
Less expense reimbursements	(179,852)

Net expenses	68,923

Net investment income (loss)	85,804

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	12,824
Futures	(20,307)
Foreign currency transactions	52,949

Net realized gain (loss)	45,466

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(488,563)
Futures	2,534
Foreign currency translations	36,577
Swaps	(47,509)

Change in net unrealized appreciation (depreciation)	(496,961)

Net realized/unrealized gains (losses)	(451,495)

Change in net assets resulting from operations	$(365,691)

SEE NOTES TO FINANCIAL STATEMENTS.

17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	International Opportunities Plus Fund
	Year Ended	Year Ended
	10/31/2011	10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$85,804	$67,239
Net realized gain (loss)	45,466	(106,247)
Change in net unrealized appreciation (depreciation)	(496,961)	653,129

Change in net assets resulting from operations	(365,691)	614,121

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,472)	—
Class C
From net investment income	(1,226)	—
Select Class
From net investment income	(156,362)	—

Total distributions to shareholders	(159,060)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	159,060	—

NET ASSETS:
Change in net assets	(365,691)	614,121
Beginning of period	5,331,927	4,717,806

End of period	$4,966,236	$5,331,927

Accumulated undistributed net investment income	$143,123	$163,430

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	International Opportunities Plus Fund
	Year Ended	Year Ended
	10/31/2011	10/31/2010
CAPITAL TRANSACTIONS:
Class A
Dividends and distributions reinvested	$1,472	$—

Change in net assets from Class A capital transactions	$1,472	$—

Class C
Dividends and distributions reinvested	$1,226	$—

Change in net assets from Class C capital transactions	$1,226	$—

Select Class
Dividends and distributions reinvested	$156,362	$—

Change in net assets from Select Class capital transactions	$156,362	$—

Total change in net assets from capital transactions	$159,060	$—

SHARE TRANSACTIONS:
Class A
Reinvested	93	—

Change in Class A Shares	93	—

Class C
Reinvested	78	—

Change in Class C Shares	78	—

Select Class
Reinvested	9,890	—

Change in Select Class Shares	9,890	—

SEE NOTES TO FINANCIAL STATEMENTS.

19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance							Ratios/Supplemental data
		Investment operations				Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
International Opportunities Plus Fund
Class A
Year Ended October 31, 2011	$15.96	$0.21	(e)	$(1.31)	$(1.10)	$(0.44)	$14.42	(7 .12)%	$49	1.50%	1.33%	6.28%		77%
Year Ended October 31, 2010	14.15	0.17		1.64	1.81	—	15.96	12 .79	53	1.50	1 .14	5.71		65
October 14, 2009(f) through October 31, 2009	15.00	(0.01)		(0.84)	(0.85)	—	14.15	(5 .67)	47	1.50	(1.20)	52.29	(g)	11
Class C
Year Ended October 31, 2011	15.87	0.13	(e)	(1.29)	(1.16)	(0.37)	14.34	(7 .53)	49	2.00	0 .83	6.78		77
Year Ended October 31, 2010	14.15	0.09		1.63	1.72	—	15.87	12 .16	53	2.00	0 .64	6.22		65
October 14, 2009(f) through October 31, 2009	15.00	(0.01)		(0.84)	(0.85)	—	14.15	(5 .67)	47	2.00	(1.67)	52.80	(g)	11
Select Class
Year Ended October 31, 2011	16.00	0.25	(e)	(1.31)	(1.06)	(0.48)	14.46	(6 .89)	4,868	1.25	1 .58	6.03		77
Year Ended October 31, 2010	14.15	0.20		1.65	1.85	—	16.00	13 .07	5,226	1.25	1 .39	5.46		65
October 14, 2009(f) through October 31, 2009	15.00	(0.01)		(0.84)	(0.85)	—	14.15	(5 .67)	4,623	1.25	(0.96)	52.05	(g)	11

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Commencement of operations.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

20

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Opportunities Plus Fund	Class A, Class C and Select Class	Diversified

The investment objective of the Fund is to provide long-term capital appreciation. The Fund invests primarily in long and short positions of equity securities of companies from developed countries other than the U.S. The Fund invests also, to a limited extent, in emerging markets issuers.

The Fund commenced operations on October 14, 2009. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments – Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

See Note 2.C. for further detail on portfolio swap valuation.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other

21

relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolios by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$19,981	$—	$19,981
Austria	—	14,134	—	14,134
Belgium	—	64,566	—	64,566
Canada	88,913	—	—	88,913
China	—	37,218	—	37,218
Denmark	—	33,241	—	33,241
Finland	—	45,378	—	45,378
France	—	480,431	—	480,431
Germany	—	377,395	—	377,395
Hong Kong	—	179,586	—	179,586
Ireland	—	124,341	—	124,341
Israel	—	49,102	—	49,102
Italy	—	47,948	—	47,948
Japan	—	1,124,983	—	1,124,983
Netherlands	—	446,836	—	446,836
New Zealand	—	23,371	—	23,371
Norway	—	100,061	—	100,061
Singapore	—	21,862	—	21,862
South Korea	—	71,452	—	71,452
Spain	—	39,308	—	39,308
Sweden	—	98,089	—	98,089
Switzerland	—	204,441	—	204,441
Taiwan	—	43,407	—	43,407
United Arab Emirates	—	11,149	—	11,149
United Kingdom	—	1,032,618	—	1,032,618

Total Common Stocks	88,913	4,690,898	—	4,779,811

Preferred Stock
Germany	—	85,333	—	85,333

Total Preferred Stock	—	85,333	—	85,333

Total Investments in Securities	$88,913	$4,776,231	$—	$4,865,144

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	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$2,534	$—	$—	$2,534
Forward Foreign Currency Exchange
Contracts	—	80,161	—	80,161

Total Appreciation in Other Financial Instruments	$2,534	$80,161	$—	$82,695

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange
Contracts	$—	$(47,253)	$—	$(47,253)
Swap	—	(31,282)	—	(31,282)

Total Depreciation in Other Financial Instruments	$—	$(78,535)	$—	$(78,535)

There were no transfers between Levels 1 and 2 during the year ended October 31, 2011.

B. Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C. Portfolio Swap – The Fund entered into a portfolio swap agreement to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Advisor has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/depreciation, corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset on at least an annual basis and financing costs are reset monthly. During a reset, any unrealized gains/losses on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Advisor and counterparty, over the life of the agreement, and is generally determined based on internal limits and thresholds established at both the Fund and counterparty.

The swap involves greater risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for the swap contract which may limit the ability of the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. The Fund’s activities in the portfolio swap are concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded in the Statement of Assets and Liabilities).

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value is reflected in the Statement of Assets and Liabilities, as Net swap contract, at value. Changes in the value of the swap are recognized as changes in unrealized appreciation or depreciation on the Statement of Operations.

Cash settlements between the Fund and counterparty are recognized as realized gains or losses on the Statement of Operations.

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The table below discloses the volume of the Fund’s portfolio swap activities during the year ended October 31, 2011:

Portfolio Swap:
Average Notional Balance Long	$1,015,027
Average Notional Balance Short	1,065,133
Ending Notional Balance Long	896,888
Ending Notional Balance Short	915,873

D. Futures Contracts – The Fund uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also buys futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activities during the year ended October 31, 2011:

Futures Contracts:
Average Notional Balance Long	$76,837	(a)
Ending Notional Balance Long	66,086

(a)	For the period ended April 1, 2011 through October 31, 2011.

E. Forward Foreign Currency Exchange Contracts – The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Fund’s forward currency exchange contracts activities during the year ended October 31, 2011:

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$1,583,674
Average Settlement Value Sold	1,319,950
Ending Settlement Value Purchased	1,507,715
Ending Settlement Value Sold	1,193,773

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F. Summary of Derivative Information – The following table presents the value of derivatives held as of October 31, 2011, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contract	Statement of Assets and Liabilities Location	Forward Foreign Currency Exchange Contracts	Futures Contracts (a)	Swap
Assets:
Foreign exchange contracts	Receivables	$80,161	$—	$—
Equity contracts	Receivables, Net Assets —Unrealized Appreciation	—	2,534	—

Total		$80,161	$2,534	$—

Liabilities:
Foreign exchange contracts	Payables	$(47,253)	$—	$—
Equity contracts	Payables, Net Assets — Unrealized Depreciation	—	—	(31,282)

Total		$(47,253)	$—	$(31,282)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2011, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Foreign exchange contracts	$68,434	$—	$68,434
Equity contracts	—	(20,307)	(20,307)

Total	$68,434	$(20,307)	$48,127

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Futures Contracts	Swap	Total
Foreign exchange contracts	$39,407	$—	$—	$39,407
Equity contracts	—	2,534	(47,509)	(44,975)

Total	$39,407	$2,534	$(47,509)	$(5,568)

The Fund’s derivatives contracts held at October 31, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

G. Security Transactions and Investment Income – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses – In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes – The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

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J. Foreign Taxes – The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Dividends and Distributions to Shareholders – Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

00,000	00,000	00,000
Paid- in- Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$52,949	$(52,949)

The reclassifications for the Fund relate primarily to foreign currency gains or losses.

L. Redemption Fees – Prior to May 2, 2011, shares of the Fund held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital. Effective May 2, 2011, shares of the Fund are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee – Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc.

(“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.15% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee – Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2011, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees – Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

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In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2011, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees – The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the Fund’s average daily net assets of each class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees – JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements – The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.50%	2.00%	1.25%

The contractual expense limitation agreements were in effect for the year ended October 31, 2011. The expense limitation percentages in the table above are in place until at least February 29, 2012.

For the year ended October 31, 2011, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$62,815	$4,855	$13,655	$81,325	$179,852

G. Other – Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2011, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2011, the Fund incurred $16 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

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4. Investment Transactions

During the year ended October 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$4,167,371	$4,225,702

During the year ended October 31, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$4,981,521	$347,854	$464,231	$(116,377)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows:

Total Distributions Paid From: Ordinary Income	Total Distributions Paid

$159,060	$159,060

At October 31, 2011, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$170,993	$(238,831)	$(111,092)

The cumulative timing differences primarily consist of mark to market of forward foreign currency contracts and swap interest accruals.

As of October 31, 2011, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017	2018	2019	Total
$1,097	$182,818	$54,916	$238,831

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

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6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2011, the Fund invested approximately 23.1% and 21.2% of its total investments in issuers in Japan and the United Kingdom, respectively.

As of October 31, 2011, substantially all of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with a dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived against the Fund. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparties (e.g. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Fund.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan International Opportunities Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Opportunities Plus Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2011

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TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

31

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation (2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

32

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006; from April 2005 to February 2006, Associate, J.P. Morgan Funds Management.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

33

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2011, and continued to hold your shares at the end of the reporting period, October 31, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
International Opportunities Plus Fund
Class A
Actual	$1,000.00	$823.10	$6.89	1.50%
Hypothetical	1,000.00	1,017.64	7.63	1.50

Class C
Actual	1,000.00	820.80	9.18	2.00
Hypothetical	1,000.00	1,015.12	10.16	2.00

Select Class
Actual	1,000.00	823.90	5.75	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

34

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Fund, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel

35

of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s ongoing compliance processes and structures. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit

36

from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for J.P. Morgan Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those J.P. Morgan Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the second and first quintiles for Class A and Select Class shares, respectively, for the one-year period ended December 31, 2010. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

37

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. $134,265 of ordinary income distributions was treated as qualified dividends.

38

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•      Social Security number and account balances

•      transaction history and account transactions

•      checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

•      open an account or provide contact information

•      give us your account information or pay us by check

•      make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•      sharing for affiliates’ everyday business purposes – information about your creditworthiness

•      affiliates from using your information to market to you

•      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Funds

Annual Report

October 31, 2011

JPMorgan Global Allocation Fund

J.P. Morgan Funds

Annual Report

October 31, 2011

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds

CEO’s Letter (Unaudited)

November 23, 2011

Dear Shareholder:

This summer, weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer. In early August, each of the three major U.S. stock indices experienced its worst one-day performance since December 1, 2008.

Today, investors still appear to lack confidence in the ability of European governments to combat the region’s debt crisis. The continued uncertainty surrounding global economic growth has continued to dampen their appetite for risk, leading to heightened equity market volatility.

On a more positive note, however, recent economic data on auto sales, payroll employment, and manufacturing activity all appear to indicate that the U.S. has avoided a double dip recession–at least for now. That being said, as we look ahead into 2012, European debt concerns and soft economic data are likely to continue to impact our global markets.

Quote

“This summer, weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer.”

European credit woes trigger equity downturn

The summer and early fall were marked by global fears about the sovereign debt crisis in Europe, as well as growing concerns about the U.S. economic slowdown. Concerns about the credit downgrade of U.S.-issued debt exacerbated negative sentiment among investors, and helped trigger a sharp downturn in equities in the third quarter of 2011. As of the end of the period ended October 31, 2011, the Standard & Poor’s 500 Index had reached a level of 1,253, a -6.0% decline from 5 months earlier.

Although global stock indices reflected steady growth early this year, this trend has reversed due to growing anxiety over the European financial crisis and weakness in emerging market economies. As of the end of the 5-month reporting period, the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) had returned -12.3%, while the MSCI EM (Emerging Markets) Index (net foreign withholding taxes) had returned -13.7% for the same reporting period.

Anxiety over global crisis drives investors to safety

Weak economic growth boosted the fixed income market, as investors found retreat in ultra-safe U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital High Yield Index returned -1.4%, while the Barclays Capital Emerging Markets Index returned 2.4% for the 5-month period ended October 31, 2011. The Barclays Capital U.S. Aggregate Bond Index returned 3.6% for the same period.

Amid sluggish economic data, worries about a European financial collapse and aggressive policy maneuvers by the Federal Reserve, U.S. Treasuries maturing in 10 years or more soared in price, pushing yields historic lows. At one point, 10-year U.S. Treasury yields dipped below 2%, the lowest level since the 1950s. As of the five-month period ended October 31, 2011, the yields on the benchmark 10-year Treasury had dropped from 3.1% to 2.2%. Yields on the 30-year bond

1

also declined, falling from 4.2% five months ago to 3.2%, and the two-year note fell from 0.5% to 0.3% as of the end of the reporting period.

Can policy initiatives provide a measure of relief?

Over the past several months, investors have grappled with U.S. and European political gridlock as well as sovereign debt issues that have provoked fears of escalating contagion in the European debt crisis. This situation remains an ongoing source of concern, and until further efforts are made to stabilize the crisis in that region, we believe investors should expect continued market volatility—particularly in the short run.

Looking forward however, we believe U.S. stocks may be positioned to grow in 2012, particularly given current valuations and the prospects for growth in corporate earnings. However, this growth will depend on many factors, including policy initiatives, additional monetary stimulus, as well as other efforts to promote stability. Until this occurs, the uncertain climate suggests the need for a balanced investment approach—including a focus on risk and a diversified approach to fixed income investing.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2012 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

2

JPMorgan Global Allocation Fund

Fund Summary

For the period May 31, 2011 (Fund Inception Date) through October 31, 2011 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	-9.49%
MSCI World Index (Primary Benchmark)	-9.44%

Net Assets as of 10/31/2011	$18,094,769

Investment objective and strategies	The Fund seeks to maximize long-term total return**.

The Fund invests in a broad range of equity, fixed income and alternative asset classes in the U.S. and other markets throughout the world, both developed and emerging. The Fund may use derivatives as substitutes for securities in which the Fund can invest.

	TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	10.0%
2.	Bundsrepublik Deutschland, (Germany), 3.500%, 07/04/19	6.9
3.	German Treasury Bill, (Germany), 0.000%, 03/14/12	5.8
4.	U.S. Treasury Note, 0.875%, 01/31/12	5.6
5.	iShares MSCI Emerging Markets Index Fund	5.5
6.	Vanguard MSCI Emerging Markets ETF	4.5
7.	Ford Motor Corp., 7.450%, 07/16/31	0.7
8.	Virgin Media Finance plc, (United Kingdom), 8.375%, 10/15/19	0.6
9.	AbitibiBowater, Inc., 10.250%, 10/15/18	0.6
10.	QVC, Inc., 7.500%, 10/01/19	0.6

PORTFOLIO COMPOSITION BY COUNTRY***
United States	75.4%
Germany	13.6
United Kingdom	3.0
Japan	2.2
Others (each less than 1.0%)	5.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

3

JPMorgan Global Allocation Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	5/31/11
Without Sales Charge		(9.63)%
With Sales Charge*		(13.72)

CLASS C SHARES	5/31/11
Without CDSC		(9.83)
With CDSC**		(10.83)
CLASS R2 SHARES	5/31/11	(9.71)
SELECT CLASS SHARES	5/31/11	(9.49)

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

4

The Fund commenced operations on May 31, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Allocation Fund, the MSCI World Index and the Global Allocation Composite Benchmark from May 31, 2011 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Global Allocation Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Barclays Capital U.S. Aggregate Index. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in U.S. dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — 10.2%
	Australia — 0.3%
100	Australia & New Zealand Banking Group Ltd.	2,260
602	BHP Billiton Ltd.	23,565
96	Commonwealth Bank of Australia	4,931
184	Rio Tinto Ltd.	13,210
2,343	Telstra Corp. Ltd.	7,608
134	Westpac Banking Corp.	3,110

		54,684

	Belgium — 0.1%
166	Anheuser-Busch InBev N.V.	9,206

	China — 0.4%
10,000	China Construction Bank Corp., Class H	7,347
16,000	Daphne International Holdings Ltd.	16,716
14,000	First Tractor Co., Ltd., Class H	12,528
11,000	Industrial & Commercial Bank of China, Class H	6,869
10,000	PICC Property & Casualty Co., Ltd., Class H	13,868
2,800	Sands China Ltd. (a)	8,415
2,800	Wynn Macau Ltd.	7,845

		73,588

	Denmark — 0.1%
83	Novo Nordisk A/S, Class B	8,812
300	Vestas Wind Systems A/S (a)	4,651

		13,463

	France — 0.9%
1,200	AXA S.A.	19,301
199	BNP Paribas S.A.	8,886
90	LVMH Moet Hennessy Louis Vuitton S.A.	14,917
108	PPR	16,759
442	Sanofi	31,620
221	Societe Generale S.A.	6,328
536	Total S.A.	27,967
1,300	Vivendi S.A.	29,050

		154,828

	Germany — 0.7%
150	Allianz SE	16,689
77	BASF SE	5,621
169	Bayer AG	10,767
365	Bayerische Motoren Werke AG	29,651
60	Continental AG (a)	4,474
88	Daimler AG	4,469
536	Deutsche Wohnen AG	7,892
254	GSW Immobilien AG (a)	8,252
311	Infineon Technologies AG	2,800
67	Muenchener Rueckversicherungs AG	8,973
360	SAP AG	21,768

		121,356

	Greece — 0.0% (g)
870	Motor Oil Hellas Corinth Refineries S.A.	7,828

	Hong Kong — 0.6%
3,800	AIA Group Ltd.	11,619
3,000	Cheung Kong Infrastructure Holdings Ltd.	16,070
3,000	Digital China Holdings Ltd.	4,688
24,000	Giordano International Ltd.	18,103
26,000	Oriental Watch Holdings	15,001
25,000	PCCW Ltd.	9,991
2,500	Power Assets Holdings Ltd.	18,997
18,000	Skyworth Digital Holdings Ltd.	9,512

		103,981

	Italy — 0.1%
1,500	Enel S.p.A.	7,077
800	ENI S.p.A.	17,683

		24,760

	Japan — 2.2%
300	Asahi Group Holdings Ltd.	6,141
1,000	Bridgestone Corp.	23,447
600	Canon, Inc.	27,239
400	Dena Co., Ltd.	17,265
100	East Japan Railway Co.	6,063
1,000	Honda Motor Co., Ltd.	29,904
1	Inpex Corp.	6,602
4	Japan Tobacco, Inc.	19,993
1,000	Kansai Paint Co., Ltd.	9,387
1	KDDI Corp.	7,325
100	Komatsu Ltd.	2,473
400	Konami Corp.	13,034
300	Mitsubishi Corp.	6,170
2,000	Mitsubishi Electric Corp.	18,506
5,900	Mitsubishi UFJ Financial Group, Inc.	25,641
300	Mitsui & Co., Ltd.	4,378
8,600	Mizuho Financial Group, Inc.	12,037
600	Nippon Telegraph & Telephone Corp.	30,778
3,900	Nissan Motor Co., Ltd.	35,860
7	NTT DoCoMo, Inc.	12,432
300	Omron Corp.	6,466
200	Shin-Etsu Chemical Co., Ltd.	10,271
400	Softbank Corp.	12,982
700	Sumitomo Corp.	8,667
900	Sumitomo Mitsui Financial Group, Inc.	25,156
500	Toyota Motor Corp.	16,600
100	Unicharm Corp.	4,478

		399,295

	Netherlands — 0.5%
1,600	ING Groep N.V. CVA (a)	13,794
1,004	Royal Dutch Shell plc, Class A	35,566
521	Royal Dutch Shell plc, Class B	18,692
669	SBM Offshore N.V.	14,700

		82,752

	New Zealand — 0.0% (g)
2,787	Telecom Corp. of New Zealand Ltd.	5,690

	Norway — 0.5%
469	Cermaq ASA (a)	5,202

SEE NOTES TO FINANCIAL STATEMENTS.

6

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — Continued
	Norway— Continued
1,874	Orkla ASA	16,246
790	Statoil ASA	20,046
1,372	Telenor ASA	24,439
621	Yara International ASA	29,367

		95,300

	Russia — 0.3%
1,300	Gazprom OAO, ADR	15,070
3,200	Phosagro OAO	39,680

		54,750

	Singapore — 0.2%
19,000	First Real Estate Investment Trust (a)	11,995
27,000	Lippo-Mapletree Indonesia Retail Trust	11,112
3,000	SembCorp Industries Ltd.	9,891
4,000	Singapore Telecommunications Ltd.	10,113

		43,111

	Spain — 0.1%
1,633	Banco Santander S.A.	13,821
250	Telefonica S.A.	5,313

		19,134

	Switzerland — 0.8%
368	ABB Ltd. (a)	6,928
320	Cie Financiere Richemont S.A., Class A	18,229
641	Nestle S.A.(a)	37,074
480	Novartis AG	27,041
39	Swatch Group AG (The)	16,418
25	Swiss Life Holding AG (a)	3,070
66	Swiss Re AG (a)	3,604
167	Swiss Reinsurance Co., Ltd. (a)	9,048
49	Syngenta AG (a)	14,931
50	Zurich Financial Services AG (a)	11,522

		147,865

	United Kingdom — 2.4%
190	AstraZeneca plc	9,122
1,800	Aviva plc	9,820
3,749	Barclays plc	11,622
937	BG Group plc	20,318
5,824	BP plc	42,858
590	British American Tobacco plc	27,052
1,650	British Sky Broadcasting Group plc	18,604
8,033	BT Group plc	24,237
500	Diageo plc	10,348
820	GlaxoSmithKline plc	18,403
4,150	HSBC Holdings plc	36,210
400	Imperial Tobacco Group plc	14,571
9,000	Legal & General Group plc	15,854
900	National Grid plc	8,948
5,355	Old Mutual plc	9,415
803	Pearson plc	14,752
1,740	Prudential plc	17,972
3,000	Resolution Ltd.	13,203
321	SABMiller plc	11,691
400	SSE plc	8,642
1,754	Standard Chartered plc	40,928
15,109	Vodafone Group plc	41,953

		426,523

	Total Common Stocks (Cost $ 1,902,982)	1,838,114

PRINCIPAL AMOUNT
Corporate Bonds — 29.6%
	Australia — 0.1%
	FMG Resources August 2006 Pty Ltd.,
3,000	6.375%, 02/01/16 (e)	2,910
11,000	6.875%, 02/01/18 (e)	10,560
10,000	7.000%, 11/01/15 (e)	10,000

		23,470

	Bahamas — 0.0% (g)
3,000	Ultrapetrol Bahamas Ltd., 9.000%, 11/24/14	2,888

	Bermuda — 0.1%
10,000	Aircastle Ltd., 9.750%, 08/01/18	10,662

	Canada — 0.1%
19,000	Novelis, Inc., 8.750%, 12/15/20	20,710

	Cayman Islands — 0.1%
14,000	MCE Finance Ltd., 10.250%, 05/15/18	14,700

	Luxembourg — 0.5%
90,000	Intelsat Luxembourg S.A., PIK, 12.500%, 02/04/17	90,000

	United Kingdom — 0.6%
100,000	Virgin Media Finance plc, 8.375%, 10/15/19	111,250

	United States — 28.1%
100,000	AbitibiBowater, Inc., 10.250%, 10/15/18 (e)	109,500
100,000	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	93,250
25,000	Advanced Micro Devices, Inc., 7.750%, 08/01/20	25,375
30,000	AK Steel Corp., 7.625%, 05/15/20	28,050
20,000	Alliance One International, Inc., 10.000%, 07/15/16	17,300
100,000	Ally Financial, Inc., 8.000%, 11/01/31	99,750
20,000	Alta Mesa Holdings/Alta Mesa Finance Services Corp., 9.625%, 10/15/18	18,600
18,000	American Airlines 2011-2 Class A Pass-Through Trust, 8.625%, 10/15/21	18,000
5,000	American International Group, Inc., 4.875%, 09/15/16	4,887
50,000	VAR, 8.175%, 05/15/58	48,250
10,000	AmeriGas Partners LP/AmeriGas Finance Corp., 6.250%, 08/20/19	9,900
50,000	Ameristar Casinos, Inc., 7.500%, 04/15/21 (e)	51,250

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — Continued
	United States— Continued
25,000	Amkor Technology, Inc., 6.625%, 06/01/21 (e)	23,750
25,000	Arch Coal, Inc., 7.250%, 10/01/20	25,937
25,000	Avaya, Inc., 7.000%, 04/01/19 (e)	24,000
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
15,000	8.250%, 01/15/19	14,962
5,000	9.625%, 03/15/18	5,225
100,000	Bank of America Corp., Series K, VAR, 8.000%, 01/30/18 (x)	93,047
25,000	Belden, Inc., 7.000%, 03/15/17	25,125
8,000	Berry Plastics Corp., 9.500%, 05/15/18	8,080
5,000	Bill Barrett Corp., 7.625%, 10/01/19	5,288
25,000	Biomet, Inc., 10.000%, 10/15/17	27,000
25,000	Brightstar Corp., 9.500%, 12/01/16 (e)	25,250
17,000	Building Materials Corp. of America, 7.500%, 03/15/20 (e)	18,105
6,000	Burger King Corp., 9.875%, 10/15/18	6,435
20,000	Caesars Entertainment Operating Co., Inc., 11.250%, 06/01/17	21,400
100,000	Calpine Corp., 7.875%, 01/15/23 (e)	105,500
5,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.375%, 05/01/19 (e)	4,750
	Capmark Financial Group, Inc.,
40,000	Series A, VAR, 7.000%, 09/30/14	40,000
15,000	Series B, VAR, 9.000%, 09/30/15	15,019
10,000	CCH II LLC/CCH II Capital Corp., 13.500%, 11/30/16	11,525
50,000	CCO Holdings LLC/CCO Holdings Capital Corp., 8.125%, 04/30/20	54,125
100,000	Cenveo Corp., 8.875%, 02/01/18	86,750
10,000	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 (e)	10,275
100,000	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	102,375
	Cinemark USA, Inc.,
5,000	7.375%, 06/15/21	4,988
13,000	8.625%, 06/15/19	14,105
100,000	CIT Group, Inc., 6.625%, 04/01/18 (e)	104,500
100,000	Citigroup Capital XXI, VAR, 8.300%, 12/21/57	101,000
55,558	CityCenter Holdings LLC/CityCenter Finance Corp., PIK, 11.500%, 01/15/17 (e)	57,225
93,000	CKE Restaurants, Inc., 11.375%, 07/15/18	99,975
25,000	Clear Channel Worldwide Holdings, Inc., Series B, 9.250%, 12/15/17	27,125
35,000	CNO Financial Group, Inc., 9.000%, 01/15/18 (e)	36,838
100,000	Comstock Resources, Inc., 7.750%, 04/01/19	98,000
40,000	Concho Resources, Inc., 7.000%, 01/15/21	43,200
11,000	Consol Energy, Inc., 8.000%, 04/01/17	12,045
45,002	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	46,352
	CSC Holdings LLC,
5,000	7.625%, 07/15/18	5,450
20,000	8.625%, 02/15/19	22,700
13,000	DaVita, Inc., 6.375%, 11/01/18	13,130
5,000	Dean Foods Co., 7.000%, 06/01/16	5,025
100,000	Deluxe Corp., 7.000%, 03/15/19 (e)	99,000
5,000	DineEquity, Inc., 9.500%, 10/30/18	5,300
75,000	DISH DBS Corp., 6.750%, 06/01/21	77,438
	Dolphin Subsidiary II, Inc.,
5,000	6.500%, 10/15/16 (e)	5,400
5,000	7.250%, 10/15/21 (e)	5,362
40,000	Endo Pharmaceuticals Holdings, Inc., 7.000%, 07/15/19 (e)	43,200
15,000	Energy XXI Gulf Coast, Inc., 7.750%, 06/15/19	15,150
100,000	Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 05/01/21	89,500
15,000	First Data Corp., 10.550%, 09/24/15	14,550
100,000	Ford Motor Co., 7.450%, 07/16/31	119,000
25,000	Forest Oil Corp., 7.250%, 06/15/19	25,625
50,000	Fresenius Medical Care US Finance Inc., 6.500%, 09/15/18 (e)	52,500
25,000	FTI Consulting, Inc., 6.750%, 10/01/20	25,250
	HCA, Inc.,
50,000	6.500%, 02/15/20	52,375
5,000	8.000%, 10/01/18	5,244
15,000	Hertz Corp. (The), 7.375%, 01/15/21	15,412
25,000	Hilcorp Energy I LP/Hilcorp Finance Co., 7.625%, 04/15/21 (e)	26,375
30,000	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19 (e)	27,750
10,000	iGate Corp., 9.000%, 05/01/16 (e)	9,950
50,000	International Lease Finance Corp., 8.250%, 12/15/20	51,750
5,000	J.M. Huber Corp., 9.875%, 11/01/19 (e)	5,075
7,000	JBS USA LLC/JBS USA Finance, Inc., 11.625%, 05/01/14	7,700
15,000	Kratos Defense & Security Solutions, Inc., 10.000%, 06/01/17	15,525
15,000	Lennar Corp., Series B, 12.250%, 06/01/17	17,662
100,000	Level 3 Communications, Inc., 11.875%, 02/01/19	108,750
100,000	Liberty Mutual Group, Inc., 7.800%, 03/15/37 (e)	91,000

SEE NOTES TO FINANCIAL STATEMENTS.

8

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

PRINCIPAL
AMOUNT		SECURITY DESCRIPTION	VALUE
	Corporate Bonds — Continued
		United States— Continued
		LIN Television Corp.,
	21,000	6.500%, 05/15/13	21,000
		MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
	10,000	6.250%, 06/15/22	10,250
	15,000	6.750%, 11/01/20	15,750
	10,000	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.500%, 10/15/15	10,300
	5,000	Mediacom LLC/Mediacom Capital Corp., 9.125%, 08/15/19	5,263
	75,000	MGM Resorts International, 11.375%, 03/01/18	81,563
	5,000	NAI Entertainment Holdings LLC, 8.250%, 12/15/17 (e)	5,263
	15,000	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17	14,363
	10,000	Newfield Exploration Co., 5.750%, 01/30/22	10,600
	100,000	NewPage Corp., 11.375%, 12/31/14	74,750
	50,000	Noranda Aluminum Acquisition Corp., PIK, 4.417%, 05/15/15	46,250
	15,000	Peninsula Gaming LLC, 10.750%, 08/15/17	15,450
	5,000	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.250%, 04/01/15	5,175
	100,000	PolyOne Corp., 7.375%, 09/15/20	101,000
	100,000	QVC, Inc., 7.500%, 10/01/19 (e)	108,750
		R.R. Donnelley & Sons Co.,
	15,000	7.250%, 05/15/18	14,625
	25,000	7.625%, 06/15/20	24,531
	25,000	RailAmerica, Inc., 9.250%, 07/01/17	27,187
	10,000	Regal Cinemas Corp., 8.625%, 07/15/19	10,700
	100,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 9.000%, 04/15/19 (e)	96,500
	50,000	Rite Aid Corp., 7.500%, 03/01/17	49,750
	10,000	ROC Finance LLC/ROC Finance 1 Corp., 12.125%, 09/01/18 (e)	10,550
	25,000	Service Corp. International, 8.000%, 11/15/21	27,531
	50,000	Simmons Foods, Inc., 10.500%, 11/01/17 (e)	46,750
	100,000	SM Energy Co., 6.625%, 02/15/19(e)	101,000
	100,000	Springleaf Finance Corp., 6.900%, 12/15/17	76,250
	100,000	Sprint Capital Corp., 6.900%, 05/01/19	83,250
	98,000	SquareTwo Financial Corp., 11.625%, 04/01/17	95,550
	20,000	Standard Pacific Corp., 8.375%, 05/15/18	19,300
	100,000	Steel Dynamics, Inc., 7.625%, 03/15/20	106,000
	8,000	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 8.625%, 04/15/16 (e)	8,220
	100,000	SUPERVALU, Inc., 8.000%, 05/01/16	105,000
	100,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.875%, 02/01/21 (e)	98,750
	5,000	Tenet Healthcare Corp., 8.000%, 08/01/20	5,162
	50,000	TransDigm, Inc., 7.750%, 12/15/18	54,250
	25,000	Trimas Corp., 9.750%, 12/15/17	26,750
	25,000	Tutor Perini Corp., 7.625%, 11/01/18	23,312
	38,000	United States Steel Corp., 7.375%, 04/01/20	35,720
	100,000	Univision Communications, Inc., 6.875%, 05/15/19 (e)	97,500
	5,000	Vail Resorts, Inc., 6.500%, 05/01/19 (e)	4,987
	50,000	Valassis Communications, Inc., 6.625%, 02/01/21	47,500
	50,000	Verso Paper Holdings LLC/Verso Paper, Inc., 11.500%, 07/01/14	52,500
	45,000	Vulcan Materials Co., 7.500%, 06/15/21	44,316
	30,000	W&T Offshore, Inc., 8.500%, 06/15/19 (e)	30,600
	10,000	Wendy’s/Arby’s Restaurants LLC, 10.000%, 07/15/16	10,900
		WMG Acquisition Corp.,
	2,000	9.500%, 06/15/16	15,900
	15,000	9.500%, 06/15/16 (e)	2,120
	4,000	11.500%, 10/01/18 (e)	3,990
	85,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.750%, 08/15/20	93,500
	25,000	XM Satellite Radio, Inc., 7.625%, 11/01/18 (e)	26,937

			5,084,651

		Total Corporate Bonds (Cost $ 5,461,301)	5,358,331

	Foreign Government Securities — 12.7%
		Germany — 12.7%
EUR	800,000	Bundesrepublik Deutschland, 3.500%, 07/04/19	1,245,994
EUR	760,000	German Treasury Bill, 0.000%, 03/14/12 (m)	1,049,509

		Total Foreign Government Securities (Cost $ 2,219,980)	2,295,503

SEE NOTES TO FINANCIAL STATEMENTS.

9

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Investment Companies — 19.9%
	United States — 19.9%
24,245	iShares MSCI Emerging Markets Index Fund	989,196
222,107	JPMorgan Emerging Markets Debt Fund, Class R5 Shares (b)	1,807,954
19,435	Vanguard MSCI Emerging Markets ETF	806,358

	Total Investment Companies (Cost $ 3,728,710)	3,603,508

PRINCIPAL AMOUNT
Loan Participations & Assignments — 0.8%
	United States — 0.8%
55,000	Caesars Entertainment Operating Co., Inc., Term B-2 Loan, VAR, 01/28/15^	48,354
100,000	Sensus USA, Inc., 2nd Lien Term Loan, VAR, 8.500%, 05/09/18	97,000

	Total Loan Participations & Assignments (Cost $ 148,636)	145,354

NUMBER OF CONTRACTS
Options Purchased — 0.1%
	Call Option Purchased — 0.1%
10	E-mini S&P 500, Expiring 12/17/11 @ $1,300.00, European Style (a) (Cost $ 30,330)	18,000

SHARES
Preferred Stock — 0.2%
	Germany — 0.2%
180	Volkswagen AG (Cost $ 31,134)	31,347

PRINCIPAL AMOUNT
U.S. Treasury Obligation — 5.5%
1,000,000	U.S. Treasury Note, 0.875%, 01/31/12 (m) (Cost $ 1,001,871)	1,002,070

SHARES
Short-Term Investment — 20.6%
	Investment Company — 20.6%
3,726,475	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $3,726,475)	3,726,475

	Total Investments — 99.6% (Cost $ 18,251,419)	18,018,702

	Other Assets in Excess of Liabilities — 0.4%	76,067

	NET ASSETS — 100.0%	$18,094,769

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Investment Companies	20 .0%
Foreign Government Securities	12 .7
U.S. Treasury Obligation	5 .6
Oil, Gas & Consumable Fuels	4 .1
Hotels, Restaurants & Leisure	2 .9
Media	2 .8
Diversified Telecommunication Services	2 .5
Diversified Financial Services	2 .4
Insurance	1 .9
Commercial Banks	1 .7
Metals & Mining	1 .6
Consumer Finance	1 .5
Automobiles	1 .5
Health Care Providers & Services	1 .4
Paper & Forest Products	1 .3
Commercial Services & Supplies	1 .2
Chemicals	1 .2
Short-Term Investment	20 .7
Others (each less than 1.0%)	13 .0

SEE NOTES TO FINANCIAL STATEMENTS.

10

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	Euro Bund	12/08/11	$374,900	$(168)
11	E-mini MSCI EAFE	12/16/11	814,495	4,988
68	E-mini S&P 500	12/16/11	4,247,620	261,508
7	10 Year U.S. Treasury Note	12/20/11	903,437	1,232
12	30 Year U.S. Treasury Bond	12/20/11	1,668,375	(79,154)
5	5 Year U.S. Treasury Note	12/30/11	613,047	2,253

				$190,659

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY COUNTERPARTY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
16,631	EUR	BNP Paribas	12/29/11	$22,580	$23,003	$423

CONTRACTS TO SELL	CURRENCY COUNTERPARTY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
10,350	EUR	Credit Suisse International	12/29/11	$13,965	$14,315	$(350)
922,110	EUR	Credit Suisse International	12/29/11	1,240,284	1,275,389	(35,105)
749,680	EUR	State Street Corp.	12/29/11	1,005,726	1,036,898	(31,172)

				$2,259,975	$2,326,602	$(66,627)

SEE NOTES TO FINANCIAL STATEMENTS.

11

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :

ADR	—	American Depositary Receipt
CVA	—	Dutch Certification
ETF	—	Exchange Traded Fund
EUR	—	Euro
PIK	—	Payment-in-Kind
VAR	—	Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2011.

(a)	Non-income producing security

(b)	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	Amount rounds to less than 0.1%.

(l)	The rate shown is the current yield as of October 31, 2011.

(m)	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and forward foreign currency exchange contracts.

(x)	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2011.

^	All or a portion of the security is unsettled as of October 31, 2011.Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. to the financial statements are $1,869,460 and 10.4%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011

Global
Allocation Fund
ASSETS:
Investments in non-affiliates, at value	$12,484,273
Investments in affiliates, at value	5,534,429

Total investment securities, at value	18,018,702
Cash	153,356
Foreign currency, at value	14,623
Deposits at broker for futures	49,000
Receivables:
Investment securities sold	160,247
Interest and dividends from non-affiliates	136,394
Dividends from affiliates	8,381
Tax reclaims	396
Unrealized appreciation on forward foreign currency exchange contracts	423
Due from Advisor	29,465
Prepaid expenses and other assets	16,682

Total Assets	18,587,669

LIABILITIES:
Payables:
Investment securities purchased	242,860
Variation margin on futures contracts	114,172
Unrealized depreciation on forward foreign currency exchange contracts	66,627
Accrued liabilities:
Distribution fees	56
Custodian and accounting fees	29,186
Trustees’ and Chief Compliance Officer’s fees	341
Audit fees	30,193
Other	9,465

Total Liabilities	492,900

Net Assets	$18,094,769

SEE NOTES TO FINANCIAL STATEMENTS.

13

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011

Global
Allocation Fund
NET ASSETS:
Paid in capital	$20,048,074
Accumulated undistributed (distributions in excess of) net investment income	149,679
Accumulated net realized gains (losses)	(1,994,589)
Net unrealized appreciation (depreciation)	(108,395)

Total Net Assets	$18,094,769

Net Assets:
Class A	$45,190
Class C	45,096
Class R2	45,143
Select Class	17,959,340

Total	$18,094,769

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,340
Class C	3,335
Class R2	3,337
Select Class	1,326,890

Net asset value (a) :
Class A—Redemption price per share	$13 .53
Class C—Offering price per share (b)	13 .52
Class R2—Offering and redemption price per share	13 .53
Select Class—Offering and redemption price per share	13 .53

Class A maximum sales charge	4.50%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$14 .17

Cost of investments in non-affiliates	$12,712,934
Cost of investments in affiliates	5,538,485
Cost of foreign currency	14,672

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED OCTOBER 31, 2011

Global
Allocation
Fund(a)
INVESTMENT INCOME:
Interest income from non-affiliates	$166,636
Dividend income from non-affiliates	54,347
Interest income from affiliates	337
Dividend income from affiliates	47,547
Foreign taxes withheld	(2,097)

Total investment income	266,770

EXPENSES:
Investment advisory fees	47,026
Administration fees	6,922
Distribution fees:
Class A	49
Class C	147
Class R2	98
Shareholder servicing fees:
Class A	49
Class C	49
Class R2	49
Select Class	19,447
Custodian and accounting fees	43,920
Professional fees	62,967
Trustees’ and Chief Compliance Officer’s fees	396
Printing and mailing costs	9,264
Registration and filing fees	5,150
Transfer agent fees	9,408
Other	3,915

Total expenses	208,856

Less amounts waived	(73,542)
Less earnings credits	(2)
Less expense reimbursements	(72,317)

Net expenses	62,995

Net investment income (loss)	203,775

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(917,324)
Investments in affiliates	(116,220)
Futures	(1,025,269)
Foreign currency transactions	58,202

Net realized gain (loss)	(2,000,611)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(228,661)
Investments in affiliates	(4,056)
Futures	190,659
Foreign currency translations	(66,337)

Change in net unrealized appreciation (depreciation)	(108,395)

Net realized/unrealized gains (losses)	(2,109,006)

Change in net assets resulting from operations	$(1,905,231)

(a)	Commencement of operations was May 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Global Allocation Fund
Period Ended 10/31/2011 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$203,775
Net realized gain (loss)	(2,000,611)
Change in net unrealized appreciation (depreciation)	(108,395)

Change in net assets resulting from operations	(1,905,231)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(84)
Class C
From net investment income	(23)
Class R2
From net investment income	(48)
Select Class
From net investment income	(48,037)

Total distributions to shareholders	(48,192)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	20,048,192

NET ASSETS :
Change in net assets	18,094,769
Beginning of period	—

End of period	$18,094,769

Accumulated undistributed (distributions in excess of) net investment income	$149,679

(a)	Commencement of operations was May 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Global Allocation Fund
Period Ended 10/31/2011 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000
Dividends and distributions reinvested	84

Change in net assets from Class A capital transactions	$50,084

Class C
Proceeds from shares issued	$50,000
Dividends and distributions reinvested	23

Change in net assets from Class C capital transactions	$50,023

Class R2
Proceeds from shares issued	$50,000
Dividends and distributions reinvested	48

Change in net assets from Class R2 capital transactions	$50,048

Select Class
Proceeds from shares issued	$19,850,000
Dividends and distributions reinvested	48,037

Change in net assets from Select Class capital transactions	$19,898,037

Total change in net assets from capital transactions	$20,048,192

SHARE TRANSACTIONS:
Class A
Issued	3,333
Reinvested	7

Change in Class A Shares	3,340

Class C
Issued	3,333
Reinvested	2

Change in Class C Shares	3,335

Class R2
Issued	3,333
Reinvested	4

Change in Class R2 Shares	3,337

Select Class
Issued	1,323,333
Reinvested	3,557

Change in Select Class Shares	1,326,890

(a)	Commencement of operations was May 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data
		Investment operations			Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)(e)(f)	Net investment income (loss)(f)	Expenses without waivers, reimbursements and earnings credits(f)	Portfolio turnover rate (b)
Global Allocation Fund
Class A
May 31, 2011 (g) through October 31, 2011	$15.00	$0.14	$(1.58)	$(1.44)	$(0.03)	$13.53	(9 .63)%	$45,190	1.05%	2 .36%	2.79%	51%
Class C
May 31, 2011 (g) through October 31, 2011	15.00	0.11	(1.58)	(1.47)	(0.01)	13.52	(9 .83)	45,096	1.55	1 .86	3.28	51
Class R2
May 31, 2011 (g) through October 31, 2011	15.00	0.12	(1.58)	(1.46)	(0.01)	13.53	(9 .71)	45,143	1.30	2 .10	3.04	51
Select Class
May 31, 2011 (g) through October 31, 2011	15.00	0.15	(1.58)	(1.43)	(0.04)	13.53	(9 .56)	17,959,340	0.80	2 .61	2.55	51

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Does not include expenses of underlying funds.

(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

18

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011

1. Organization

JPMorgan Trust I (“JPM I” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Allocation Fund	Class A, Class C, Class R2 and Select Class	Diversified

The investment objective of the Fund is to maximize long-term total return.

The Fund commenced operations on May 31, 2011. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

19

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2	Level 3
		Other significant observable inputs	Significant unobservable Inputs	Total
Total Investments in Securities (a)	$7,347,983	$10,670,719	$—	$18,018,702

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$423	$—	$423
Futures Contracts	269,981	—	—	269,981

Total Appreciation in Other Financial Instruments	$269,981	$423	$—	$270,404

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(66,627)	$—	$(66,627)
Futures Contracts	(79,322)	—	—	(79,322)

Total Depreciation in Other Financial Instruments	$(79,322)	$(66,627)	$—	$(145,949)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a call option purchased, investment companies and a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for country specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the period ended October 31, 2011.

20

B. Transactions with Affiliates — The Fund invests in Underlying Funds advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the report, the Fund assumes the following to be affiliated issuers:

	$000,00	$000,00	$000,00	$000,00	$000,00	$000,00	$000,00
	For the period ended October 31, 2011
Affiliate	Value at May 31, 2011*	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at October 31, 2011	Value at October 31, 2011
Highbridge Dynamic Commodities Strategy
Fund, Class R5 Shares	$—	$1,925,000	$1,813,208	$(111,792)	$—	—	$—

JPMorgan Emerging Markets Debt Fund, Class R5 Shares	—	2,046,438	230,000	(4,428)	46,438	222,107	1,807,954
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	22,995,777	19,269,302	—	1,109	3,726,475	3,726,475

Total	$—			$(116,220)	$47,547		$5,534,429

*	Commencement of operations.

C. Loan Participations and Assignments — The Fund invests in loan participations and assignments of all or a portion of the loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower and the Selling Participant and any other persons interpositioned between the Fund and the borrower (“Intermediate Participants”). Although certain loan assignments or participations are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan assignments and participations are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan assignments and participations and certain loan assignments and participations which were liquid, when purchased, may become illiquid.

D. Derivatives — The Fund uses instruments including futures, foreign currency contracts and options in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. The Fund also uses derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statement of Assets and Liabilities.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes D(1) — D(3) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchases and sells (“writes”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the

21

underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation.

If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

(2). Futures Contracts — The Fund uses treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets. The Fund also uses futures to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instruments at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

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(4). Summary of Derivative Information — The following table presents the value of derivatives held as of October 31, 2011, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

	$000,00	$000,00	$000,00	$000,00
Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts
Equity contracts	Receivables, Net Assets – Unrealized Appreciation	$18,000	$266,496	$—
Interest rate contracts	Receivables, Net Assets – Unrealized Appreciation	—	3,485	—
Foreign exchange contracts	Receivables	—	—	423

Total		$18,000	$269,981	$423

Liabilities:
Interest rate contracts	Payable, Net Assets – Unrealized Depreciation	$—	$(79,322)	$—
Foreign exchange contracts	Payables	—	—	(66,627)

Total		$—	$(79,322)	$(66,627)

(a)	The market value of purchased options is reported as Investments in non-affiliates on the Statement of Assets and Liabilities.

(b)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the period ended October 31, 2011, by primary underlying risk exposure:

	$000,000,00	$000,000,00	$000,000,00	$000,000,00
Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$38,416	$(1,017,917)	$—	$(979,501)
Interest rate contracts	—	(7,352)	—	(7,352)
Foreign exchange contracts	—	—	60,030	60,030

Total	$38,416	$(1,025,269)	$60,030	$(926,823)

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	$000,000	$000,000	$000,000	$000,000
Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(12,330)	$266,496	$—	$254,166
Interest rate contracts	—	(75,837)	—	(75,837)
Foreign exchange contracts	—	—	(66,624)	(66,624)

Total	$(12,330)	$190,659	$(66,624)	$111,705

The Fund’s derivatives contracts held at October 31, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivatives Volume

	$000,000
	Global Allocation Fund
Futures Contracts:
Average Notional Balance Long	$11,130,378	(a)
Average Notional Balance Short	2,455,183	(b)
Ending Notional Balance Long	8,621,874
Ending Notional Balance Short	—
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	22,580	(c)
Average Settlement Value Sold	1,461,789	(a)
Ending Settlement Value Purchased	22,580
Ending Settlement Value Sold	2,259,975
Exchange-Traded Options:
Average Number of Contracts Purchased	24	(c)
Ending Number of Contracts Purchased	10

(a)	Average for the period June 1, 2011 through October 31, 2011.

(b)	Average for the period June 1, 2011 through September 30, 2011.

(c)	Average for the period October 1, 2011 through October 31, 2011.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

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F. Offering and Organization Costs — Total offering costs of approximately $37,000 paid in connection with the offering of shares of the Fund are amortized up to 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statement of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Fund invests in other J.P. Morgan Funds and, as a result, bears a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights.

Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

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The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(118)	$(5,904)	$6,022

The reclassifications for the Fund relate primarily to foreign currency gains or losses and foreign futures contracts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.60% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended October 31, 2011, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Subadministrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2011, the Distributor did not retain a front-end sales charge or CDSC.

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D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Select Class
0.25%	0.25%	0.25%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

The shares of the affiliated Underlying Funds in which the Fund invests may impose a separate shareholder service fee. The shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro-rata amount of shareholder service fees charged by the affiliated Underlying Funds up to 0.25% for each class.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R2	Select Class
1.05%	1.55%	1.30%	0.80%

The contractual expense limitation agreements were in effect for the period ended October 31, 2011. The expense limitation percentages in the table above are in place until at least April 30, 2012.

The shares of the affiliated Underlying Funds in which the Fund invests impose a separate investment advisory and a shareholder servicing fee. To avoid charging an investment advisory fee and a shareholder servicing fee at an effective rate above 0.60% for investment advisory and 0.25% for shareholder servicing on affiliated investments for each class, the Advisor and Distributor will waive investment advisory and shareholder servicing fees with respect to the Fund in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees and affiliated shareholder servicing fees charged by the Underlying Funds.

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For the period ended October 31, 2011, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$47,026	$6,922	$19,594	$73,542	$72,317

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

There were no waivers resulting from investments in the money market funds for the period ended October 31, 2011.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended October 31, 2011, the Fund and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the period ended October 31, 2011, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended October 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

$000,000	$000,000
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$20,824,806	$7,273,169

During the period ended October 31, 2011, there were no purchases or sales of U.S. Government securities.

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5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2011, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$18,580,627	$91,738	$653,663	$(561,925)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$48,192	$48,192

At October 31, 2011, the components of net assets (excluding paid- in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$83,501	$(1,474,565)	$(562,226)

The cumulative timing differences primarily consist of mark to market of forward foreign currency contracts, mark to market of futures contracts and wash sale loss deferrals.

Net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. As of October 31, 2011, the Fund had net short-term capital loss carryforwards of $1,278,878 and net long-term capital loss carryforwards of $195,687, which are available to offset future realized gains.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

29

disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2011, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Fund’s investment advisor.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughput the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2011, a portion of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, foreign forward currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit-linked notes and TBA securities. The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments,

30

delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

As of October 31, 2011, the Fund invested approximately 75.4% of its total investments in the United States.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Global Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Global Allocation Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period May 31, 2011 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2011

32

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

33

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation (2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for pur- poses of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

34

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006; from April 2005 to February 2006, Associate, J.P. Morgan Funds Management.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

35

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2011, and continued to hold your shares at the end of the reporting period, October 31, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011	Annualized Expense Ratio
JPM Global Allocation Fund
Class A
Actual*	$1,000.00	$903.70	$4.19	1.05%
Hypothetical**	1,000.00	1,016.56	4.44	1.05
Class C
Actual*	1,000.00	901.70	6.18	1.55
Hypothetical**	1,000.00	1,014.46	6.54	1.55
Class R2
Actual*	1,000.00	902.90	5.18	1.30
Hypothetical**	1,000.00	1,015.51	5.49	1.30
Select Class
Actual*	1,000.00	904.40	3.19	0.80
Hypothetical**	1,000.00	1,017.61	3.38	0.80

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 153/365 (to reflect the actual period). The Fund commenced operations on May 31, 2011.

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

36

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their February 2011 in person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the JPMorgan Global Allocation Fund (the “Fund”).

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Advisor and received oral presentations from Advisor personnel. Prior to voting, the Trustees reviewed the proposed approval of the New Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in an executive session with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Advisor from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with this approval item, as well as other relevant information furnished throughout the year and the Trustees’ experience with the Advisor and its services including services to other J.P. Morgan Funds in which the Fund may invest (“Underlying Funds”). The Trustees considered the background and experience of the Advisor’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

37

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Advisor.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits received by the Advisor and its affiliates in connection with the Fund’s investments in the Underlying Funds. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities in certain of the Underlying Funds.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, will earn fees from the Fund and/or Underlying Funds for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Fund and/or Underlying Funds. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the approval of the investment advisory agreement.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. With regard to the New Advisory Agreement, the Trustees found that, with the adoption of a voluntary fee waiver and contractual cap on total expenses, shareholders would benefit from expected economies of scale that would be expected to result from growth of assets before that growth occurred.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

38

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable and that such fees would be services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund will invest.

39

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. $48,192 of ordinary income distributions was treated as qualified dividends.

40

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances
• transaction history and account transactions
• checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are

Who is providing this notice?	J.P. Morgan Funds

What we do

How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
• open an account or provide contact information • give us your account information or pay us by check • make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness • affiliates from using your information to market to you • sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Specialty

Funds

Annual Report

October 31, 2011

JPMorgan Growth Long/Short Fund

JPMorgan Multi-Cap Long/Short Fund

J.P. Morgan Funds

Annual Report

October 31, 2011

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Funds including management fees and other expenses. Please read it carefully before investing.

J. P. Morgan Funds

CEO’s Letter (Unaudited)

November 23, 2011

Dear Shareholder:

Early this year, the U.S. economy appeared to gain some momentum, and investors seemed to have greater confidence in the ability of the U.S. economy to recover from the devastating financial crisis of three years ago.

By June, however, investors’ confidence quickly waned. Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer. In early August, each of the three major U.S. stock indices experienced its worst one-day performance since December 1, 2008.

Today, investors still appear to lack confidence in the ability of European governments to combat the region’s debt crisis. The continued uncertainty surrounding global economic growth has continued to dampen their appetite for risk, leading to heightened equity market volatility.

On a more positive note, however, recent economic data on auto sales, payroll employment, and manufacturing activity all appear to indicate that the U.S. has avoided a double dip recession–at least for now. That being said, as we look ahead into 2012, European debt concerns and soft economic data are likely to continue to impact our global markets.

Quote

“Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer.”

European credit woes trigger equity downturn

Uncertainty surrounding the European debt crisis and concerns surrounding slowing economic growth helped trigger a sharp downturn in equities in the third quarter of 2011. This downturn was not enough to erase earlier gains, as the Standard & Poor’s 500 Index (“S&P 500 Index”) finished the 12- month period ended October 31, 2011 at a level of 1,253, an 8.1% increase from 12 months earlier.

Global stock indices followed a similar path, as early gains were reversed by growing anxiety over the European financial crisis and weakness in emerging market economies. As of the end of the 12-month reporting period, the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) had returned -4.1%, while the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes) had returned -7.7% for the same reporting period.

Anxiety over global crisis drives investors to safety

Weak economic growth and a worsening European debt crisis boosted the fixed income market, as investors found retreat in ultra-safe U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 5.0%, the Barclays Capital High Yield Index returned 5.2%, while the Barclays Capital Emerging Markets Index returned 3.8% for the 12-month period ended October 31, 2011.

Amid sluggish economic data and continued euro zone debt concerns, U.S. Treasury securities maturing in 10 years or more soared in price, pushing yields to historic lows. At one point, 10-year U.S. Treasury yields dipped below 2%, the lowest level since the 1940s. The yields on the

1

benchmark 10-year U.S. Treasury dropped from 2.6% 12 months ago to 2.2% as of October 31, 2011. Yields on the 30-year U.S. Treasury also declined, falling from 4.0% to 3.2% as of the end of the 12-month period, while the two-year note was unchanged at 0.3%.

Can policy initiatives provide a measure of relief?

Over the past several months, investors have grappled with U.S. and European political gridlock as well as sovereign debt issues that have provoked fears of escalating contagion in the European debt crisis. This situation remains an ongoing source of concern, and until further efforts are made to stabilize the crisis in that region, we believe investors should expect continued market volatility—particularly in the short run.

Looking forward, however, we believe U.S. stocks may be positioned to grow in 2012, particularly given current valuations and the prospects for growth in corporate earnings. However, this growth will depend on many factors, including policy initiatives, additional monetary stimulus, as well as other efforts to promote stability. Until this occurs, the uncertain climate appears to suggest the need for a balanced investment strategy—including a focus on risk management and a diversified approach to fixed income investing.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2012 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

2

J.P. Morgan Specialty Funds

Market Overview

For the Period November 30, 2010 through October 31, 2011

Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support U.S. stock prices during the first half of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in April 2011. This negative mood among investors worsened as the market seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in U.S. stock prices in the third quarter of 2011. Stocks rebounded in October 2011 as better-than-expected economic data caused investors to regain their appetite for risk. In the end, the S&P 500 Index finished the reporting period with an 8.07% gain.

3

JPMorgan Growth Long/Short Fund

Fund Commentary

For the period November 30, 2010 (Fund Inception Date) through October 31, 2011 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	0.07%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.12%
S&P 500 Index	8.07%

Net Assets as of 10/31/2011	$5,002,071

INVESTMENT OBJECTIVE**

The JPMorgan Growth Long/Short Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the period November 30, 2010 through October 31, 2011. The Fund’s stock selection in the health care and producer durables sectors detracted from its return, while the Fund’s stock selection in the consumer discretionary and financial services sectors contributed to its return.

The largest individual detractors from the Fund’s return included the Fund’s long positions in Juniper Networks, Inc., Netflix, Inc. and Express Scripts, Inc. The largest individual contributors to the Fund’s return included the Fund’s long positions in Apple, Inc., Amazon.com, Inc. and ARM Holdings plc.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers used research, valuation and stock selection to identify companies that have a history of above-average growth or which the Fund’s portfolio managers believed would achieve above-average growth in the future. Growth companies purchased for the Fund included those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The Fund’s portfolio managers also based specific purchase decisions on a number of quantitative factors, including valuation and improving fundamentals. In addition, the Fund used a combination of futures contracts and exchange-traded funds (ETFs) to adjust the Fund’s equity market and sector exposure.

4

	TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple Inc.	6.3%
2.	Amazon.com, Inc.	6.2
3.	McDonald’s Corp.	4.1
4.	Celgene Corp.	3.7
5.	Google, Inc., Class A	3.6
6.	National Oilwell Varco, Inc.	3.1
7.	Kansas City Southern	2.8
8.	priceline.com, Inc.	2.8
9.	Express Scripts, Inc.	2.6
10.	Cognizant Technology Solutions Corp., Class A	2.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	E-Mini S&P 500	100.0%

LONG PORTFOLIO COMPOSITION BY MARKET EXPOSURE***
Information Technology	25.7%
Consumer Discretionary	16.9
Health Care	11.6
Industrials	6.2
Energy	5.4
Financials	2.0
Materials	1.5
Short-Term Investment	30.7

SHORT PORTFOLIO COMPOSITION BY MARKET EXPOSURE****
Futures	100.0%

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total long investments as of October 31, 2011. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of October 31, 2011. The Fund’s composition is subject to change.

5

JPMorgan Growth Long/Short Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		(0.20)%
With Sales Charge*		(5.43)

CLASS C SHARES	11/30/10
Without CDSC		(0.67)
With CDSC**		(1.67)

SELECT CLASS SHARES	11/30/10	0.07

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

6

The Fund commenced operations on November 30, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Growth Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index from November 30, 2010 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmarks. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

7

JPMorgan Multi-Cap Long/Short Fund

Fund Commentary

For the period November 30, 2010 (Fund Inception Date) through October 31, 2011 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	1.73%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.12%
S&P 500 Index	8.07%

Net Assets as of 10/31/2011	$5,087,473

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Long/Short Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the period November 30, 2010 through October 31, 2011. The Fund’s stock selection in the health care, producer durables and energy sectors contributed to its return, while the Fund’s stock selection in the technology, consumer discretionary and materials and processing sectors detracted from its return.

The largest individual contributors to the Fund’s return included the Fund’s long positions in Healthspring, Inc., Valeant Pharmaceuticals International, Inc. and W.W. Grainger, Inc. The largest individual detractors from the Fund’s return included the Fund’s long positions in Officemax Inc. and Talbots, Inc. and the Fund’s short position in Petrohawk Energy Corp.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers used bottom-up fundamental research to construct a portfolio of long and short positions, rigorously researching companies to determine their underlying value and potential for future earnings growth. In addition, the Fund used a combination of futures contracts and exchange-traded funds (ETFs) to adjust the Fund’s equity market and sector exposure.

8

	TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	3.9%
2.	Regal Entertainment Group, Class A	3.4
3.	Humana, Inc.	3.3
4.	W.W. Grainger, Inc.	3.1
5.	BorgWarner, Inc.	2.6
6.	Schlumberger Ltd.	2.5
7.	Vera Bradley, Inc.	2.5
8.	QUALCOMM, Inc.	2.4
9.	VMware, Inc., Class A	2.2
10.	Sherwin-Williams Co. (The)	2.1

	TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	iShares Russell 2000 Growth Index Fund	20.3%
2.	Illinois Tool Works, Inc.	5.5
3.	QIAGEN N.V., (Netherlands)	5.5
4.	Rockwell Automation, Inc.	5.2
5.	DaVita, Inc.	4.8
6.	Aecom Technology Corp.	4.7
7.	Allscripts Healthcare Solutions, Inc.	4.5
8.	Blackbaud, Inc.	4.4
9.	Harsco Corp.	4.3
10.	Research In Motion Ltd., (Canada)	4.2

LONG PORTFOLIO COMPOSITION BY MARKET EXPOSURE***
Health Care	20.8%
Information Technology	17.6
Consumer Discretionary	13.8
Industrials	10.9
Energy	5.3
Materials	2.1
Short-Term Investment	29.5

SHORT PORTFOLIO COMPOSITION BY MARKET EXPOSURE****
Health Care	29.8%
Industrials	25.7
Investment Company	20.3
Information Technology	11.3
Consumer Discretionary	8.1
Energy	4.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total long investments as of October 31, 2011. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of October 31, 2011. The Fund’s composition is subject to change.

9

JPMorgan Multi-Cap Long/Short Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		1.53%
With Sales Charge*		(3.79)

CLASS C SHARES	11/30/10
Without CDSC		1.07
With CDSC**		0.07
SELECT CLASS SHARES	11/30/10	1.73

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

10

The Fund commenced operations on November 30, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index from November 30, 2010 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmarks. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

11

JPMorgan Growth Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Common Stocks — 66.4%
	Consumer Discretionary — 16.2%
	Hotels, Restaurants & Leisure — 4.8%
2,100	McDonald’s Corp.	194,985
340	Wynn Resorts Ltd.	45,152

		240,137

	Internet & Catalog Retail — 8.6%
1,400	Amazon.com, Inc. (a)	298,914
260	priceline.com, Inc. (a)	132,007

		430,921

	Media — 2.4%
2,600	DIRECTV, Class A (a)	118,196

	Textiles, Apparel & Luxury Goods — 0.4%
210	Fossil, Inc. (a)	21,769

	Total Consumer Discretionary	811,023

	Energy — 5.2%
	Energy Equipment & Services — 5.2%
2,100	National Oilwell Varco, Inc.	149,793
1,500	Schlumberger Ltd.	110,205

	Total Energy	259,998

	Financials — 1.9%
	Consumer Finance — 1.9%
2,100	Capital One Financial Corp.	95,886

	Health Care — 11.1%
	Biotechnology — 5.7%
950	Biogen Idec, Inc. (a)	110,542
2,700	Celgene Corp. (a)	175,041

		285,583

	Health Care Providers & Services — 2.5%
2,700	Express Scripts, Inc. (a)	123,471

	Health Care Technology — 0.7%
550	Cerner Corp. (a)	34,887

	Pharmaceuticals — 2.2%
1,320	Allergan, Inc.	111,038

	Total Health Care	554,979

	Industrials — 5.9%
	Construction & Engineering — 2.0%
1,800	Fluor Corp.	102,330

	Machinery — 1.2%
610	Cummins, Inc.	60,652

	Road & Rail — 2.7%
2,100	Kansas City Southern (a)	132,657

	Total Industrials	295,639

	Information Technology — 24.6%
	Communications Equipment — 3.6%
3,100	Juniper Networks, Inc. (a)	75,857
2,060	QUALCOMM, Inc.	106,296

		182,153

	Computers & Peripherals — 8.5%
750	Apple, Inc. (a)	303,584
4,600	EMC Corp. (a)	112,746
180	NetApp, Inc. (a)	7,373

		423,703

	Internet Software & Services — 5.2%
300	Baidu, Inc., (China), ADR (a)	42,054
290	Google, Inc., Class A (a)	171,866
500	LinkedIn Corp., Class A (a)	44,950

		258,870

	IT Services — 4.6%
1,690	Cognizant Technology Solutions Corp., Class A (a)	122,948
305	MasterCard, Inc., Class A	105,908

		228,856

	Semiconductors & Semiconductor Equipment — 2.0%
3,550	ARM Holdings plc, (United Kingdom), ADR	99,720

	Software — 0.7%
270	Salesforce.com, Inc. (a)	35,956

	Total Information Technology	1,229,258

	Materials — 1.5%
	Chemicals — 1.5%
230	CF Industries Holdings, Inc.	37,322
500	Monsanto Co.	36,375

	Total Materials	73,697

	Total Common Stocks
	(Cost $3,008,382)	3,320,480

	Short-Term Investment — 29.3%
	Investment Company — 29.3%
1,467,845	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m)
	(Cost $1,467,845)	1,467,845

	Total Investments — 95.7%
	(Cost $4,476,227)	4,788,325
	Other Assets in Excess of Liabilities — 4.3%
		213,746

	NET ASSETS — 100.0%	$5,002,071

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12

JPMorgan Growth Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

SHORT POSITIONS

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(33)	E-mini S&P 500	12/16/11	$(2,061,345)	$(140,335)

SEE NOTES TO FINANCIAL STATEMENTS.

13

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE ($)
Long-Positions — 97.5% (j)
	Common Stocks — 68.8%
	Consumer Discretionary— 13.5%
	Auto Components— 2.6%
1,710	BorgWarner, Inc. (a)	130,798

	Media — 3.3%
11,530	Regal Entertainment Group, Class A	166,493

	Specialty Retail — 1.7%
1,150	Abercrombie & Fitch Co., Class A	85,560

	Textiles, Apparel & Luxury Goods — 5.9%
1,450	Coach, Inc.	94,352
740	Deckers Outdoor Corp. (a)	85,278
2,740	Vera Bradley, Inc. (a)	124,121

		303,751

	Total Consumer Discretionary	686,602

	Energy — 5.2%
	Energy Equipment & Services — 2.5%
1,700	Schlumberger Ltd.	124,899

	Oil, Gas & Consumable Fuels — 2.7%
860	Concho Resources, Inc. (a)	81,459
1,400	Newfield Exploration Co. (a)	56,364

		137,823

	Total Energy	262,722

	Health Care — 20.4%
	Health Care Equipment & Supplies — 4.9%
5,300	Imris, Inc., (Canada) (a)	18,232
1,600	Sirona Dental Systems, Inc. (a)	76,640
6,000	Syneron Medical Ltd., (Israel) (a)	67,920
3,830	Tornier N.V., (Netherlands) (a)	89,010

		251,802

	Health Care Providers & Services — 6.1%
3,200	Emeritus Corp. (a)	56,672
1,620	Healthspring, Inc. (a)	87,383
1,900	Humana, Inc.	161,291

		305,346

	Health Care Technology — 1.0%
3,500	Omnicell, Inc. (a)	52,325

	Life Sciences Tools & Services — 3.6%
1,400	Agilent Technologies, Inc. (a)	51,898
5,480	Bruker Corp. (a)	79,077
3,630	Fluidigm Corp. (a)	50,675

		181,650

	Pharmaceuticals — 4.8%
4,200	Aegerion Pharmaceuticals, Inc. (a)	54,978
4,010	Sagent Pharmaceuticals, Inc. (a)	102,455
2,130	Valeant Pharmaceuticals International, Inc., (Canada)	84,262

		241,695

	Total Health Care	1,032,818

	Industrials — 10.6%
	Aerospace & Defense — 1.5%
830	TransDigm Group, Inc. (a)	77,954

	Electrical Equipment — 1.5%
1,440	Cooper Industries plc	75,543

	Industrial Conglomerates — 1.0%
1,280	Carlisle Cos., Inc.	53,402

	Machinery — 2.6%
550	Cummins, Inc.	54,687
960	Parker Hannifin Corp.	78,287

		132,974

	Road & Rail — 0.9%
1,100	J.B. Hunt Transport Services, Inc.	46,541

	Trading Companies & Distributors — 3.1%
900	W.W. Grainger, Inc.	154,179

	Total Industrials	540,593

	Information Technology — 17.1%
	Communications Equipment — 2.4%
2,320	QUALCOMM, Inc.	119,712

	Computers & Peripherals — 3.8%
480	Apple, Inc. (a)	194,294
	Electronic Equipment, Instruments & Components — 2.0%
2,800	TE Connectivity Ltd., (Switzerland)	99,540

	IT Services — 1.6%
1,910	VeriFone Systems, Inc. (a)	80,620

	Software — 7.3%
1,500	Concur Technologies, Inc. (a)	69,780
2,080	MICROS Systems, Inc. (a)	102,378
700	Salesforce.com, Inc. (a)	93,219
1,130	VMware, Inc., Class A (a)	110,457

		375,834

	Total Information Technology	870,000

	Materials — 2.0%
	Chemicals — 2.0%
1,250	Sherwin-Williams Co. (The)	103,388

	Total Common Stocks
	(Cost $3,332,482)	3,496,123

	Short-Term Investment — 28.7%
	Investment Company — 28.7%
1,461,833	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m)
	(Cost $1,461,833)	1,461,833

	Total Investments — 97.5%
	(Cost $4,794,315)	4,957,956
	Other Assets in Excess of Liabilities — 2.5%	129,517

	NET ASSETS — 100.0%	$5,087,473

SEE NOTES TO FINANCIAL STATEMENTS.

14

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short Positions — 23.9%
	Common Stocks — 19.1%
	Consumer Discretionary — 1.9%
	Auto Components — 0.5%
540	Lear Corp.	25,331

	Multiline Retail — 0.6%
1,000	J.C. Penney Co., Inc.	32,080

	Specialty Retail — 0.8%
1,480	Urban Outfitters, Inc. (a)	40,330

	Total Consumer Discretionary	97,741

	Energy — 1.2%
	Oil, Gas & Consumable Fuels — 1.2%
1,500	Comstock Resources, Inc. (a)	27,360
1,000	Plains Exploration & Production Co. (a)	31,500

	Total Energy	58,860

	Health Care — 7.2%
	Biotechnology — 1.4%
4,100	Isis Pharmaceuticals, Inc. (a)	33,989
1,670	Myriad Genetics, Inc. (a)	35,538

		69,527

	Health Care Equipment & Supplies — 1.5%
630	HeartWare International, Inc. (a)	42,796
620	Zimmer Holdings, Inc. (a)	32,631

		75,427

	Health Care Providers & Services — 1.9%
840	DaVita, Inc. (a)	58,800
900	Universal Health Services, Inc., Class B	35,973

		94,773

	Health Care Technology — 1.1%
2,880	Allscripts Healthcare Solutions, Inc. (a)	55,152

	Life Sciences Tools & Services — 1.3%
4,870	QIAGEN N.V., (Netherlands) (a)	67,109

	Total Health Care	361,988

	Industrials — 6.1%
	Construction & Engineering — 1.1%
2,700	Aecom Technology Corp. (a)	56,484

	Electrical Equipment — 1.2%
930	Rockwell Automation, Inc.	62,915

	Machinery — 3.8%
930	Crane Co.	41,022
2,290	Harsco Corp.	52,785
1,380	Illinois Tool Works, Inc.	67,109
580	SPX Corp.	31,674

		192,590

	Total Industrials	311,989

	Information Technology — 2.7%
	Communications Equipment — 1.7%
860	Harris Corp.	32,465
2,520	Research In Motion Ltd., (Canada) (a)	50,904

		83,369

	Software — 1.0%
1,900	Blackbaud, Inc.	53,256

	Total Information Technology	136,625

	Total Common Stocks
	(Proceeds $1,062,146)	967,203

	Investment Company — 4.8%
2,900	iShares Russell 2000 Growth Index Fund
	(Proceeds $253,452)	246,529

	Total Short Positions
	(Proceeds $1,315,598)	$1,213,732

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

15

JPMorgan Multi-Cap Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(7)	E-mini S&P 500	12/16/11	$(437,255)	$(30,563)

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS :

ADR	American Depositary Receipt

(a)	Non-income producing security

(b)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(j)	All or a portion of these securities are segregated for short sales.

(l)	The rate shown is the current yield as of October 31, 2011.

(m)	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
ASSETS:
Investments in non-affiliates, at value	$3,320,480	$3,496,123
Investments in affiliates, at value	1,467,845	1,461,833

Total investment securities, at value	4,788,325	4,957,956
Deposits at broker for securities sold short	—	1,252,323
Deposits at broker for futures	200,000	80,000
Receivables:
Investment securities sold	25,315	49,574
Dividends from non-affiliates	216	—
Dividends from affiliates	77	101
Variation margin on futures contracts	52,140	11,060
Due from Advisor	—	1,854
Prepaid expenses and other assets	2,871	3,390

Total Assets	5,068,944	6,356,258

LIABILITIES:
Payables:
Dividend expense on securities sold short	—	968
Investment securities purchased	29,788	16,678
Securities sold short, at value	—	1,213,732
Accrued liabilities:
Investment advisory fees	4	—
Distribution fees	42	42
Custodian and accounting fees	8,383	8,786
Trustees’ and Chief Compliance Officer’s fees	54	54
Audit fees	27,518	27,490
Other	1,084	1,035

Total Liabilities	66,873	1,268,785

Net Assets	$5,002,071	$5,087,473

SEE NOTES TO FINANCIAL STATEMENTS.

17

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
NET ASSETS:
Paid in capital	$4,940,823	$4,931,441
Accumulated net investment loss	(11)	(9)
Accumulated net realized gains (losses)	(110,504)	(78,903)
Net unrealized appreciation (depreciation)	171,763	234,944

Total Net Assets	$5,002,071	$5,087,473

Net Assets:
Class A	$49,911	$50,763
Class C	49,682	50,530
Select Class	4,902,478	4,986,180

Total	$5,002,071	$5,087,473

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,333	3,333
Class C	3,333	3,333
Select Class	326,667	326,667

Net asset value (a):
Class A—Redemption price per share	$14 .97	$15 .23
Class C—Offering price per share (b)	14 .90	15 .16
Select Class—Offering and redemption price per share	15 .01	15 .26

Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$15 .80	$16 .07

Cost of investments in non-affiliates	$3,008,382	$3,332,482
Cost of investments in affiliates	1,467,845	1,461,833
Proceeds from securities sold short	—	1,315,598

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED OCTOBER 31, 2011

	Growth Long/Short Fund (a)	Multi-Cap Long/Short Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$20,062	$28,544
Dividend income from affiliates	452	1,006

Total investment income	20,514	29,550

EXPENSES:
Investment advisory fees	70,015	70,092
Administration fees	4,140	4,144
Distribution fees:
Class A	117	117
Class C	349	349
Shareholder servicing fees:
Class A	117	117
Class C	117	117
Select Class	11,435	11,448
Custodian and accounting fees	20,394	23,255
Professional fees	70,384	71,722
Trustees’ and Chief Compliance Officer’s fees	96	97
Printing and mailing costs	16,375	16,523
Registration and filing fees	49,953	48,008
Transfer agent fees	4,260	4,275
Other	9,130	8,721
Dividend expense on securities sold short	—	12,489
Interest expense to non-affiliates on securities sold short	—	6,357

Total expenses	256,882	277,831

Less amounts waived	(85,820)	(85,918)
Less earnings credits	(14)	(15)
Less expense reimbursements	(91,346)	(93,150)

Net expenses	79,702	98,748

Net investment income (loss)	(59,188)	(69,198)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(100,718)	218,980
Futures	(9,786)	542
Securities sold short	—	(297,795)

Net realized gain (loss)	(110,504)	(78,273)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	312,098	163,641
Futures	(140,335)	(30,563)
Securities sold short	—	101,866

Change in net unrealized appreciation (depreciation)	171,763	234,944

Net realized/unrealized gains (losses)	61,259	156,671

Change in net assets resulting from operations	$2,071	$87,473

(a)	Commencement of operations was November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
	Period Ended 10/31/2011 (a)	Period Ended 10/31/2011 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(59,188)	$(69,198)
Net realized gain (loss)	(110,504)	(78,273)
Change in net unrealized appreciation (depreciation)	171,763	234,944

Change in net assets resulting from operations	2,071	87,473

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	5,000,000	5,000,000

NET ASSETS :
Change in net assets	5,002,071	5,087,473
Beginning of period	—	—

End of period	$5,002,071	$5,087,473

Accumulated net investment loss	$(11)	$(9)

(a)	Commencement of operations was November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

20

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

	Growth Long/Short Fund	Multi-Cap Long/Short Fund
	Period Ended 10/31/2011 (a)	Period Ended 10/31/2011 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,000	$50,000

Change in net assets from Class A capital transactions	$50,000	$50,000

Class C
Proceeds from shares issued	$50,000	$50,000

Change in net assets from Class C capital transactions	$50,000	$50,000

Select Class
Proceeds from shares issued	$4,900,000	$4,900,000

Change in net assets from Select Class capital transactions	$4,900,000	$4,900,000

Total change in net assets from capital transactions	$5,000,000	$5,000,000

SHARE TRANSACTIONS:
Class A
Issued	3,333	3,333

Change in Class A Shares	3,333	3,333

Class C
Issued	3,333	3,333

Change in Class C Shares	3,333	3,333

Select Class
Issued	326,667	326,667

Change in Select Class Shares	326,667	326,667

(a)	Commencement of operations was November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance					Ratios/Supplemental data
		Investment operations					Ratios to average net assets(a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses(d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
Growth Long/Short Fund
Class A
November 30, 2010 (e) through October 31, 2011	$15.00	$(0.21)	$0.18	$(0.03)	$14.97	(0.20)%	$49,911	1.95	%(f)	(1.51	)%(f)	5.71	%(f)	75%
Class C
November 30, 2010 (e) through October 31, 2011	15.00	(0.28)	0.18	(0.10)	14.90	(0.67)	49,682	2.45	(f)	(2.01	)(f)	6.20	(f)	75
Select Class
November 30, 2010 (e) through October 31, 2011	15.00	(0.18)	0.19	0.01	15.01	0 .07	4,902,478	1.70	(f)	(1.26	)(f)	5.45	(f)	75

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of operations.

(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

22

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance					Ratios/Supplemental data
		Investment operations						Ratios to average net assets(a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short)(d)(e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)(e)		Portfolio turnover rate (excluding short sales) (b)	Portfolio turnover rate (including short sales) (b)
Multi-Cap Long/Short Fund
Class A
November 30, 2010 (f) through October 31, 2011	$15.00	$(0.24)	$0.47	$0.23	$15.23	1.53%	$50,763	2.35	%(g)	(1.72	)%(g)	6.15	%(g)	129%	235%
Class C
November 30, 2010 (f) through October 31, 2011	15.00	(0.31)	0.47	0.16	15.16	1.07	50,530	2.85	(g)	(2.22	)(g)	6.64	(g)	129	235
Select Class
November 30, 2010 (f) through October 31, 2011	15.00	(0.21)	0.47	0.26	15.26	1.73	4,986,180	2.10	(g)	(1.47	)(g)	5.90	(g)	129	235

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for short sales) for Class A are 1.95% and 5.75% for 2011; for Class C are 2.45% and 6.24% for 2011; for Select Class are 1.70% and 5.50% for 2011.

(f)	Commencement of operations.

(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

23

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
Growth Long/Short Fund	Class A, Class C and Select Class	Non-Diversified
Multi-Cap Long/Short Fund	Class A, Class C and Select Class	Non-Diversified

The investment objective of Growth Long/Short Fund and Multi-Cap Long/Short Fund is to provide long-term capital appreciation.

The Growth Long/Short Fund and Multi-Cap Long/Short Fund commenced operations on November 30, 2010. Currently the Funds are not offered for public investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are

24

not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Growth Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,688,605	$99,720	$—	$4,788,325

Depreciation in Other Financial Instruments
Futures Contracts	$(140,335)	$—	$—	$(140,335)

25

Multi-Cap Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$4,957,956	$—	$—	$4,957,956

Total Liabilities (b)	$(1,213,732)	$—	$—	$(1,213,732)

Depreciation in Other Financial Instruments
Futures Contracts	$(30,563)	$—	$—	$(30,563)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of certain ADRs, the reported value of which is an evaluated price. Please refer to the SOIs for industry specifics of the portfolio holdings.

(b)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the period ended October 31, 2011.

B. Futures Contracts — The Funds use index futures contracts to actively manage the long and short equity exposures in the portfolio. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures activities during the period ended October 31, 2011:

	Growth Long/Short Fund		Multi-Cap Long/Short Fund
Futures Contracts:
Average Notional Balance Short	$2,112,450	*	448,095	*
Ending Notional Balance Short	2,061,345		437,255

*	Average for the period December 1, 2010 through October 31, 2011.

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C. Short Sales — The Multi-Cap Long/Short Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Multi-Cap Long/Short Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense on securities sold short, respectively, in the Statements of Operations.

The Multi-Cap Long/Short Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the security’s price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Multi-Cap Long/Short Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of October 31, 2011, the Multi-Cap Long/Short Fund had outstanding short sales as listed on its SOI.

D. Offering and Organization Costs — Total offering costs of approximately $71,000 for Growth Long/Short Fund and $72,000 for Multi-Cap Long/Short Fund paid in connection with the offering of shares of the Funds are amortized up to 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statements of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of

27

unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Growth Long/Short Fund	$(59,177)	$59,177	$—
Multi-Cap Long/Short Fund	(68,559)	69,189	(630)

The reclassifications for the Funds relate primarily to net operating loss.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment

Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.50% of each Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended October 31, 2011, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Funds shall

28

pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Growth Long/Short Fund	0.25%	0.75%
Multi-Cap Long/Short Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2011, the Distributor did not retain a front-end sales charge or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Growth Long/Short Fund	0.25%	0.25%	0.25%
Multi-Cap Long/Short Fund	0.25	0.25	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by the Funds, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Growth Long/Short Fund	1.95%	2.45%	1.70%
Multi-Cap Long/Short Fund	1.95	2.45	1.70

The contractual expense limitation agreements were in effect for the period ended October 31, 2011. The expense limitation percentages in the table above are in place until at least February 29, 2012.

29

For the period ended October 31, 2011, the Funds’ service providers waived fees and/or reimbursed expenses for the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Growth Long/Short Fund	$69,897	$4,140	$11,669	$85,706	$91,346
Multi-Cap Long/Short Fund	70,092	4,144	11,682	85,918	93,150

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the period ended October 31, 2011 was $114 for Growth Long/Short Fund.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended October 31, 2011, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended October 31, 2011, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended October 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Long/Short Fund	$6,300,663	$3,191,563	$—	$—
Multi-Cap Long/Short Fund	7,967,494	4,853,991	3,961,791	2,943,987

During the period ended October 31, 2011, there were no purchases or sales of U.S. Government securities.

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5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2011, were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Long/Short Fund	$4,476,227	$391,965	$79,867	$312,098
Multi-Cap Long/Short Fund	4,794,315	313,204	149,563	163,641

There is no difference between book and tax basis appreciation (depreciation) on investments.

At October 31, 2011, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Long/Short Fund	$—	$(250,840)	$312,098
Multi-Cap Long/Short Fund	—	(109,466)	265,507

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation and mark to market of futures contracts.

As of October 31, 2011, the Funds had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

	2019	Total
Growth Long/Short Fund	$250,840	$250,840
Multi-Cap Long/Short Fund	109,466	109,466

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses are used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Funds’ borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Funds’ borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

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The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2011, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds’ shares are currently held by the Funds’ investment advisor. Once the Funds’ shares are sold to the public, the Funds’ investment advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

As of October 31, 2011, the Multi-Cap Long/Short Fund pledged assets for securities sold short to BNP Paribas. For the Multi-Cap Long/Short Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at BNP Paribas.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Growth Long/Short Fund and JPMorgan Multi-Cap Long/Short Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Growth Long/Short Fund and JPMorgan Multi-Cap Long/Short Fund (each a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Funds”) at October 31, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period November 30, 2010 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2011

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TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

34

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.

Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trusts since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation (2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

35

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006; from April 2005 to February 2006, Associate, J.P. Morgan Funds Management.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

36

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2011, and continued to hold your shares at the end of the reporting period, October 31, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	$000,000	$000,000	$000,000	$000,000
	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
JPMorgan Growth Long/Short Fund
Class A
Actual	$1,000.00	$964.60	$9.66	1.95%
Hypothetical	1,000.00	1,015.38	9.91	1.95

Class C
Actual	1,000.00	961.90	12.12	2.45
Hypothetical	1,000.00	1,012.85	12.43	2.45

Select Class
Actual	1,000.00	965.90	8.42	1.70
Hypothetical	1,000.00	1,016.64	8.64	1.70

37

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	$000,000	$000,000	$000,000	$000,000
	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
JPMorgan Multi-Cap Long/Short Fund
Class A
Actual	$1,000.00	$980.70	$11.63	2.33%
Hypothetical	1,000.00	1,013.46	11.82	2.33

Class C
Actual	1,000.00	978.70	14.11	2.83
Hypothetical	1,000.00	1,010.94	14.34	2.83

Select Class
Actual	1,000.00	982.00	10.39	2.08
Hypothetical	1,000.00	1,014.72	10.56	2.08

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

38

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of each of the investment advisory agreement for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

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The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the period at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s ongoing compliance processes and structures. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

40

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor. The performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance are summarized below:

The Trustees noted the performance of each Fund since its inception as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of each Fund

41

with the Advisor and, based upon this discussion and other factors, concluded that the performance for each Fund was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund (“Universe Group”). The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Long/Short Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Multi-Cap Long/Short Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

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FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•    Social Security number and account balances

•    transaction history and account transactions

•    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions ?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are

Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

•    open an account or provide contact information

•    give us your account information or pay us by check

•    make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•    sharing for affiliates’ everyday business purposes – information about your creditworthiness

•    affiliates from using your information to market to you

•    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

Annual Report

J.P. Morgan Funds

October 31, 2011

JPMorgan Income Builder Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 23, 2011 (Unaudited)

Dear Shareholder:

Early this year, the U.S. economy appeared to gain some momentum, and investors seemed to have greater confidence in the ability of the U.S. economy to recover from the devastating financial crisis of three years ago.

“Weaker global economic data, downgrades of both U.S.-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer.”

By June, however, investors’ confidence quickly waned. Weaker global economic data, downgrades of both U.S.-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer. In early August, each of the three major U.S. stock indices experienced its worst one-day performance since December 1, 2008.

Today, investors still appear to lack confidence in the ability of European governments to combat the region’s debt crisis. The continued uncertainty surrounding global economic growth has continued to dampen their appetite for risk, leading to heightened equity market volatility.

On a more positive note, however, recent economic data on auto sales, payroll employment, and manufacturing activity all appear to indicate that the U.S. has avoided a double dip recession — at least for now. That being said, as we look ahead into 2012, European debt concerns and soft economic data are likely to continue to impact our global markets.

European credit woes trigger equity downturn

Uncertainty surrounding the European debt crisis and concerns surrounding slowing economic growth helped trigger a sharp downturn in equities in the third quarter of 2011. This downturn was not enough to erase earlier gains, as the Standard & Poor’s 500 Index (“S&P 500 Index”) finished the 12-month period ended October 31, 2011 at a level of 1,253, an 8.1% increase from 12 months earlier.

Global stock indices followed a similar path, as early gains were reversed by growing anxiety over the European financial crisis and weakness in emerging market economies. As of the end of the 12-month reporting period, the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) had returned -4.1%, while the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes) had returned -7.7% for the same reporting period.

Anxiety over global crisis drives investors to safety

Weak economic growth and a worsening European debt crisis boosted the fixed income market, as investors found retreat in ultra-safe U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 5.0%, the Barclays Capital High Yield Index returned 5.2%, while the Barclays Capital Emerging Markets Index returned 3.8% for the 12-month period ended October 31, 2011.

Amid sluggish economic data and continued euro zone debt concerns, U.S. Treasury securities maturing in 10 years or more soared in price, pushing yields to historic lows. At one point, 10-year U.S. Treasury yields dipped below 2%, the lowest level since the 1940s. The yields on the benchmark 10-year U.S. Treasury dropped from 2.6% 12 months ago to 2.2% as of October 31, 2011. Yields on the 30-year U.S. Treasury also declined, falling from 4.0% to 3.2% as of the end of the 12-month period, while the two-year note was unchanged at 0.3%.

Can policy initiatives provide a measure of relief?

Over the past several months, investors have grappled with U.S. and European political gridlock as well as sovereign debt issues that have provoked fears of escalating contagion in the European debt crisis. This situation remains an ongoing source of concern, and until further efforts are made to stabilize the crisis in that region, we believe investors should expect continued market volatility — particularly in the short run.

Looking forward, however, we believe U.S. stocks may be positioned to grow in 2012, particularly given current valuations and the prospects for growth in corporate earnings. However, this growth will depend on many factors, including policy initiatives, additional monetary stimulus, as well as other efforts to promote stability. Until this occurs, the uncertain climate appears to suggest the need for a balanced investment strategy — including a focus on risk management and a diversified approach to fixed income investing.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2012 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

OCTOBER 31, 2011	J.P. MORGAN FUNDS	1

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	1.36%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	1.76%
S&P 500 Index	8.09%
Barclays Capital U.S. Aggregate Index	5.00%
Income Builder Composite Benchmark	3.52%

Net Assets as of 10/31/2011 (In Thousands)	$2,106,360

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

INVESTMENT APPROACH

J.P. Morgan’s Global Multi-Asset Group (“GMAG”) utilized top-down research to identify the asset allocation that they believed would maximize income for the Fund. After determining what they believed to be the Fund’s ideal asset allocation, GMAG leveraged the resources and insights of specialist teams, each with expertise in managing money in the asset classes assigned to them by GMAG. These specialist teams used bottom-up fundamental research, rigorously researching investment opportunities to determine their underlying value.

HOW DID THE MARKET PERFORM?

Strong corporate earnings and robust merger-and-acquisition activity encouraged investors and helped support stock prices during the first half of the reporting period. However, uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in April 2011. This negative mood among investors worsened as the market seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. Each of these factors helped trigger a sharp downturn in stock prices in the third quarter of 2011. Stocks rebounded in October 2011 as better-than-expected economic data caused investors to regain their appetite for risk. In the end, the MSCI World Index (net of foreign withholding taxes) finished the reporting period with a 1.76% gain.

There was a wide range of returns among different asset classes during the reporting period.

High yield bonds (also known as junk bonds) were the strongest performers in the fixed income market, as the asset class outperformed emerging markets debt and U.S. investment grade fixed income securities. Among stocks, U.S. equities were the strongest performers. The S&P 500 Index returned 8.09% during the reporting period compared to the -4.08% return for the MSCI EAFE Index (net of foreign withholding taxes), a broad measure of international developed stocks, and the -7.72%

return for emerging markets stocks, as measured by the MSCI Emerging Markets Index (net of foreign withholding taxes).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the reporting period, the JPMorgan Income Builder Fund changed its primary benchmark from the S&P 500 Index to the MSCI World Index (net of foreign withholding taxes), which includes both U.S. and non-U.S. equity market exposures. The MSCI World Index better reflects the equity holdings in the Fund. The Fund also added a Composite Benchmark, comprised of 60% MSCI World Index and 40% Barclays Capital U.S. Aggregate Index, as this composite benchmark is more reflective of the Fund’s exposure to both equity and fixed income securities. The Fund’s allocation to emerging market equities detracted from its relative performance versus the Composite Benchmark.

Among equities, the Fund had a larger exposure to international developed equities and emerging market equities versus U.S. equities. This weighting hurt the Fund’s return given the underperformance of international developed stocks and emerging market stocks in comparison to U.S. stocks. International developed stocks lagged U.S. stocks mainly due to relative weakness from European equities as a result of the region’s fiscal crisis. Meanwhile, emerging market stocks were hurt by concerns about inflation in emerging market economies. In addition, financial and commodities stocks, a large part of the MSCI Emerging Markets Index, performed poorly during the reporting period, which placed further pressure on emerging markets stocks.

On the positive side, the Fund’s investments in high yield bonds contributed to the Fund’s income and absolute return during the reporting period. High yield bonds were supported by strong corporate balance sheets and declining default rates, as well as the market’s relatively high yield and return potential. The asset class was also supported by a robust primary issuance market, which provided companies with access to liquidity and the ability to roll over debt at attractive levels.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers positioned the Fund to tactically pursue income. They continued to find U.S. dividend yields unattractive relative to the dividend yields of international stocks. Equities that pay out high dividends in the U.S. were

2	J.P. MORGAN FUNDS	OCTOBER 31, 2011

generally concentrated in only a few sectors, while high-yielding equities were spread across sectors in the international markets. However, given the uncertainty surrounding the European governments’ response to the region’s debt crisis, the Fund’s portfolio managers lowered the Fund’s exposure to international stocks, using the proceeds to increase the Fund’s exposure to high yield bonds. High yield bonds continued to constitute the largest percentage of the Fund’s overall assets, as the Fund’s portfolio managers believed that these securities offered the potential for attractive income and lower volatility relative to equities.

In addition, given their concerns regarding the euro, the Fund’s portfolio managers used currency futures to protect a small portion of the Fund’s euro-denominated securities from potential weakness in the euro.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Federal Republic of Brazil, (Brazil), 11.000%, 08/17/40	0.6%
2.	DISH DBS Corp., 7.875%, 09/01/19	0.6
3.	Time Warner, Inc. (Common Stock)	0.6
4.	Caesars Entertainment Operating Co., Inc., 11.250%, 06/01/17	0.6
5.	KazMunaiGas National Co., (Kazakhstan), 11.750%, 01/23/15	0.6
6.	E.I. du Pont de Nemours & Co. (Common Stock)	0.6
7.	Coca-Cola Co. (The) (Common Stock)	0.6
8.	HCA, Inc., 7.500%, 02/15/22	0.5
9.	Biomet, Inc., PIK, 10.375%, 10/15/17	0.5
10.	Republic of Nigeria, (Nigeria), Reg. S., 6.750%, 01/28/21	0.5

PORTFOLIO COMPOSITION BY COUNTRY***
United States	61.7%
United Kingdom	3.8
France	2.9
Japan	2.4
Australia	2.0
Germany	2.0
Netherlands	1.8
Brazil	1.6
Luxembourg	1.5
China	1.1
Singapore	1.0
South Africa	1.0
South Korea	1.0
Others (each less than 1.0%)	16.2

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	3

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/31/07
Without Sales Charge		1.36%	15.38%	3.23%
With Sales Charge*		(3.18)	13.60	2.16
CLASS C SHARES	5/31/07
Without CDSC		0.88	14.82	2.73
With CDSC**		(0.12)	14.82	2.73
SELECT CLASS SHARES	5/31/07	1.61	15.61	3.45

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/07 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index, the S&P 500 Index, the Barclays Capital U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from May 31, 2007 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI World Index, the S&P 500 Index, the Barclays Capital U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmarks. The MSCI World Index assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Fund’s primary benchmark changed from the S&P 500 Index to the MSCI World Index to better reflect the equity holdings in the Fund. The Barclays Capital U.S. Aggregate Index is an

unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Barclays Capital U.S. Aggregate Index. The Lipper Global Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through December 18, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2011

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — 3.2%
	United States — 3.2%
565	Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class M1, VAR, 1.205%, 09/25/34	429
4,797	Argent Securities, Inc., Series 2004-W7, Class M2, VAR, 0.845%, 05/25/34	3,762
3,092	Asset Backed Securities Corp. Home Equity, Series 2001-HE3, Class M1, VAR, 1.143%, 11/15/31	2,330
1,172	Asset-Backed Funding Certificates, Series 2004-OPT3, Class M1, VAR, 0.995%, 09/25/33	914
6,958	Bayview Financial Acquisition Trust, Series 2006-D, Class 1A5, SUB, 5.668%, 12/28/36	6,424
	Chase Funding Mortgage Loan Asset-Backed Certificates,
2,847	Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	2,734
1,159	Series 2003-5, Class 1M2, VAR, 5.641%, 09/25/32	609
	Citigroup Mortgage Loan Trust, Inc.,
1,589	Series 2005-OPT1, Class M4, VAR, 0.945%, 02/25/35	1,174
522	Series 2005-WF2, Class AF4, SUB, 4.964%, 08/25/35	496
1,175	Series 2005-WF2, Class AF7, SUB, 5.249%, 08/25/35	1,030
4,790	Series 2007-WFH2, Class A2, VAR, 0.395%, 03/25/37	4,390
	Countrywide Asset-Backed Certificates,
2,393	Series 2002-3, Class M1, VAR, 1.370%, 03/25/32	1,850
969	Series 2003-BC1, Class A1, VAR, 1.045%, 03/25/33	758
5,696	Series 2004-1, Class M2, VAR, 1.070%, 03/25/34	4,913
1,575	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB8, Class AF2, SUB, 5.303%, 12/25/35	1,430
1,349	Equity One ABS, Inc., Series 2003-2, Class M1, VAR, 5.050%, 09/25/33	1,106
3,598	First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF11, Class A2D, VAR, 0.585%, 11/25/35	2,962
1,053	Long Beach Mortgage Loan Trust, Series 2004-3, Class M2, VAR, 1.145%, 07/25/34	843
165	Mastr Asset Backed Securities Trust, Series 2003-WMC2, Class M1, VAR, 1.295%, 08/25/33	159

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Morgan Stanley ABS Capital I,
879	Series 2004-NC3, Class B1, VAR, 2.720%, 03/25/34	431
600	Series 2004-NC7, Class M3, VAR, 0.895%, 07/25/34	495
2,001	Series 2005-NC1, Class M3, VAR, 0.755%, 01/25/35	1,504
20	Series 2006-WMC1, Class A2B, VAR, 0.445%, 12/25/35	20
	New Century Home Equity Loan Trust,
2,050	Series 2004-2, Class M2, VAR, 0.865%, 08/25/34	1,672
4,189	Series 2005-A, Class A6, SUB, 4.954%, 08/25/35	3,994
2,330	Option One Mortgage Loan Trust, Series 2004-3, Class M2, VAR, 0.815%, 11/25/34	1,819
5,276	People’s Choice Home Loan Securities Trust, Series 2004-2, Class M3, VAR, 1.970%, 10/25/34	2,987
	Renaissance Home Equity Loan Trust,
2,115	Series 2003-3, Class M1, VAR, 0.975%, 12/25/33	1,404
1,070	Series 2003-4, Class M2F, SUB, 5.744%, 03/25/34	731
492	Series 2004-1, Class AV3, VAR, 0.715%, 05/25/34	361
893	Series 2004-1, Class M1, VAR, 0.825%, 05/25/34	513
3,017	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	2,655
	Residential Asset Mortgage Products, Inc.,
1,637	Series 2002-RS2, Class AI5, VAR, 6.030%, 03/25/32	1,464
944	Series 2004-RS11, Class M1, VAR, 0.865%, 11/25/34	863
1,902	Saxon Asset Securities Trust, Series 2006-2, Class A3C, VAR, 0.395%, 09/25/36	1,355
	Structured Asset Investment Loan Trust,
745	Series 2003-BC10, Class A4, VAR, 1.245%, 10/25/33	592
7,687	Series 2004-7, Class M1, VAR, 1.295%, 08/25/34	5,758
	Structured Asset Securities Corp.,
468	Series 2003-AM1, Class M1, VAR, 1.595%, 04/25/33	411
232	Series 2005-WF4, Class A4, VAR, 0.605%, 11/25/35	219

	Total Asset-Backed Securities (Cost $68,638)	67,561

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	5

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — 3.5%
	Non-Agency CMO — 3.5%
	United States — 3.5%
	Banc of America Alternative Loan Trust,
879	Series 2005-4, Class 3A1, 5.500%, 05/25/20	836
581	Series 2005-6, Class 7A1, 5.500%, 07/25/20	542
3,311	Series 2005-11, Class 4A5, 5.750%, 12/25/35	2,578
3,319	Series 2005-12, Class 5A1, 5.250%, 01/25/21	3,137
55	Series 2006-4, Class 2A1, 6.000%, 05/25/21	51
1,494	Series 2006-5, Class CB7, 6.000%, 06/25/46	1,024
3,993	Banc of America Funding Corp., Series 2007-4, Class 8A1, 5.500%, 11/25/34	3,916
820	Banc of America Mortgage Securities, Inc., Series 2007-3, Class 1A1, 6.000%, 09/25/37	709
7,082	Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 2A2, 5.500%, 11/25/35	6,661
197	Citimortgage Alternative Loan Trust, Series 2006-A1, Class 2A1, 5.250%, 03/25/21	193
	Countrywide Alternative Loan Trust,
1,623	Series 2004-28CB, Class 2A4, 5.750%, 01/25/35	1,562
266	Series 2005-50CB, Class 4A1, 5.000%, 11/25/20	228
29	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	27
2,190	Series 2005-J11, Class 5A1, 5.500%, 11/25/20	1,902
3,905	Series 2006-J3, Class 4A1, 5.750%, 05/25/26	3,334
1,988	Series 2007-25, Class 2A1, 6.000%, 11/25/22	1,824
9,779	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 11A1, 5.500%, 11/25/20	9,243
728	First Horizon Alternative Mortgage Securities, Series 2005-FA1, Class 1A4, 5.500%, 03/25/35	664
	First Horizon Asset Securities, Inc.,
1,119	Series 2005-6, Class 1A1, 5.500%, 11/25/35	1,133
462	Series 2005-8, Class 2A1, 5.250%, 02/25/21	457
3,424	GSR Mortgage Loan Trust, Series 2006-9F, Class 8A1, 5.500%, 08/25/21	3,184
156	Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A, VAR, 0.484%, 03/19/36	86
	JP Morgan Mortgage Trust,
772	Series 2005-S2, Class 2A9, 5.500%, 09/25/35	734

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,177	Series 2006-S3, Class 2A4, 5.500%, 08/25/21	1,165
4,332	Lehman Mortgage Trust, Series 2005-2, Class 2A5, 5.500%, 12/25/35	3,537
	MASTR Alternative Loans Trust,
875	Series 2005-3, Class 1A1, 5.500%, 04/25/35	812
3,222	Series 2006-3, Class 3A1, 5.500%, 06/25/21	2,844
	Morgan Stanley Mortgage Loan Trust,
2,595	Series 2004-9, Class 1A, VAR, 5.883%, 11/25/34	2,509
504	Series 2005-4, Class 1A, 5.000%, 08/25/35	491
	Residential Accredit Loans, Inc.,
6,491	Series 2006-QS4, Class A2, 6.000%, 04/25/36	4,319
394	Series 2006-QS18, Class 3A1, 5.750%, 12/25/21	349
	Residential Asset Securitization Trust,
618	Series 2004-A6, Class A1, 5.000%, 08/25/19	616
5,821	Series 2005-A8CB, Class A11, 6.000%, 07/25/35	4,937
152	Residential Funding Mortgage Securities I, Series 2006-S12, Class 2A2, 6.000%, 12/25/36	143
1,706	Structured Asset Securities Corp., Series 2003-35, Class B1, VAR, 5.526%, 12/25/33	1,389
	WaMu Mortgage Pass-Through Certificates,
116	Series 2005-AR2, Class 2A21, VAR, 0.575%, 01/25/45	84
131	Series 2005-AR15, Class A1A1, VAR, 0.505%, 11/25/45	103
119	Series 2005-AR17, Class A1A1, VAR, 0.515%, 12/25/45	89
3,681	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-3, Class 5A2, 5.500%, 03/25/21	3,176
	Wells Fargo Mortgage-Backed Securities Trust,
274	Series 2007-5, Class 2A3, 5.500%, 05/25/22	268
2,980	Series 2007-15, Class A1, 6.000%, 11/25/37	2,689

	Total Collateralized Mortgage Obligations (Cost $75,560)	73,545

Commercial Mortgage-Backed Security — 0.1%
	United States — 0.1%
1,830	Banc of America Large Loan, Inc., Series 2010-HLTN, VAR, 1.993%, 11/15/15 (e) (Cost $1,619)	1,667

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — 34.6%
	Australia — 1.4%
488	CFS Retail Property Trust (m)	931
3,218	Commonwealth Property Office Fund (m)	3,139
5,983	Dexus Property Group (m)	5,322
491	QBE Insurance Group Ltd. (m)	7,553
835	Stockland (m)	2,756
1,380	Tatts Group Ltd. (m)	3,359
469	Westfield Group (m)	3,772
1,139	Westfield Retail Trust (m)	3,034

		29,866

	Belgium — 0.2%
28	Befimmo S.C.A. (m)	2,172
10	Cofinimmo S.A. (m)	1,250

		3,422

	Bermuda — 0.0% (g)
29	Validus Holdings Ltd.	791

	Brazil — 0.7%
324	AES Tiete S.A. (m)	4,056
157	Cielo S.A. (m)	4,179
129	EDP - Energias do Brasil S.A. (m)	2,793
230	Souza Cruz S.A. (m)	2,853

		13,881

	Canada — 0.2%
97	First Capital Realty, Inc. (m)	1,585
136	RioCan REIT (m)	3,445

		5,030

	China — 0.9%
11,332	China Construction Bank Corp., Class H (m)	8,326
4,446	Jiangsu Expressway Co., Ltd., Class H (m)	3,832
3,124	PetroChina Co., Ltd., Class H (m)	4,056
5,576	Zhejiang Expressway Co., Ltd., Class H (m)	3,667

		19,881

	Czech Republic — 0.2%
31	CEZ A.S. (m)	1,307
8	Komercni Banka A.S. (m)	1,550
114	Telefonica A.S. (m)	2,398

		5,255

	Finland — 0.7%
296	Sampo OYJ, Class A (m)	8,146
502	UPM-Kymmene OYJ (m)	5,868

		14,014

SHARES		SECURITY DESCRIPTION	VALUE

		France — 2.8%
142		Cie de St-Gobain (m)	6,544
148		GDF Suez (m)	4,157
39		PPR (m)	6,071
85		Sanofi (m)	6,110
175		Schneider Electric S.A. (m)	10,271
82		Sodexo (m)	5,946
263		Suez Environnement Co. (m)	4,127
105		Total S.A. (m)	5,458
51		Unibail-Rodamco SE (m)	10,171

			58,855

		Germany — 1.9%
82		Allianz SE (m)	9,121
102		BASF SE (m)	7,419
120		Daimler AG (m)	6,084
95		Deutsche Boerse AG (a) (m)	5,238
441		Deutsche Telekom AG (m)	5,605
254		E.ON AG (m)	6,135

			39,602

		Hong Kong — 0.8%
333		ASM Pacific Technology Ltd. (m)	3,653
396		China Mobile Ltd. (m)	3,764
239		Hang Seng Bank Ltd. (m)	3,079
739		Hutchison Whampoa Ltd. (m)	6,759

			17,255

		India — 0.1%
825		Tata Motors Ltd., Class A (m)	1,803

		Indonesia — 0.1%
4,120		International Nickel Indonesia Tbk PT (m)	1,680
3,604		Perusahaan Gas Negara PT (m)	1,189

			2,869

		Italy — 0.3%
274		ENI S.p.A. (m)	6,067

		Japan — 2.4%
1		Advance Residence Investment Corp. (m)	1,627
147		Canon, Inc. (m)	6,660
67		Daito Trust Construction Co., Ltd. (m)	5,963
—	(h)	Daiwahouse Residential Invest (m)	712
3		Japan Retail Fund Investment Corp. (m)	4,210
1		Japan Tobacco, Inc. (m)	7,322
1		Kenedix Realty Investment Corp. (m)	2,520
143		Nippon Telegraph & Telephone Corp. (m)	7,320
—	(h)	Nomura Real Estate Residential Fund, Inc. (m)	1,904

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE

Common Stocks — Continued
		Japan — Continued
1		Orix JREIT, Inc. (m)	2,218
—	(h)	Premier Investment Corp. (m)	1,404
636		Sumitomo Corp. (m)	7,869

			49,729

		Kazakhstan — 0.1%
116		KazMunaiGas Exploration Production, GDR (m)	1,976

		Luxembourg — 0.0% (g)
7		Magnachip Semiconductor Corp. (a)	51

		Malaysia — 0.4%
1,595		Berjaya Sports Toto Bhd (m)	2,212
546		Lafarge Malayan Cement Bhd (m)	1,255
487		Malayan Banking Bhd (m)	1,321
2,407		Telekom Malaysia Bhd (m)	3,315

			8,103

		Mexico — 0.3%
58		Grupo Aeroportuario del Sureste S.A.B de C.V., ADR (m)	3,352
472		Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	2,686

			6,038

		Netherlands — 1.4%
45		Corio N.V. (m)	2,279
67		Eurocommercial Properties N.V. (m)	2,848
309		Koninklijke KPN N.V. (m)	4,041
1		LyondellBasell Industries N.V., Class A	28
154		Nieuwe Steen Investments N.V. (m)	2,278
263		Royal Dutch Shell plc, Class A (m)	9,315
168		Unilever N.V. CVA (m)	5,797
34		Vastned Retail N.V. (m)	1,729
20		Wereldhave N.V. (m)	1,596

			29,911

		New Zealand — 0.2%
1,874		Telecom Corp. of New Zealand Ltd. (m)	3,826

		Norway — 0.3%
534		DnB NOR ASA (m)	6,180

		Philippines — 0.1%
45		Philippine Long Distance Telephone Co., ADR (m)	2,497

		Poland — 0.3%
20		Powszechny Zaklad Ubezpieczen S.A. (m)	2,150
716		Telekomunikacja Polska S.A. (m)	3,797

			5,947

SHARES	SECURITY DESCRIPTION	VALUE

	Qatar — 0.3%
168	Commercial Bank of Qatar QSC (The) (m)	3,840
95	Industries Qatar QSC (m)	3,433

		7,273

	Russia — 0.3%
586	Mechel, ADR (m)	3,029
69	Mobile Telesystems OJSC, ADR (m)	981
64	Tatneft, ADR (m)	1,892

		5,902

	Singapore — 1.0%
3,983	Ascendas India Trust (m)	2,651
787	Ascendas REIT (m)	1,280
1,558	Ascott Residence Trust (m)	1,297
3,012	Cambridge Industrial Trust (m)	1,108
1,599	CapitaCommercial Trust (m)	1,428
2,586	Hutchison Port Holdings Trust, Class U (m)	1,716
621	Singapore Airlines Ltd. (m)	5,754
2,295	Singapore Telecommunications Ltd. (m)	5,803

		21,037

	South Africa — 0.7%
1,129	African Bank Investments Ltd. (m)	4,876
826	Growthpoint Properties Ltd. (m)	1,916
294	Hyprop Investments Ltd. (m)	1,969
38	Kumba Iron Ore Ltd. (m)	2,272
693	Redefine Properties Ltd. (m)	702
247	Vodacom Group Ltd. (m)	2,784

		14,519

	South Korea — 0.7%
56	KT Corp. (m)	1,864
425	KT Corp., ADR (m)	7,085
83	KT&G Corp. (m)	5,203

		14,152

	Sweden — 0.3%
518	Telefonaktiebolaget LM Ericsson, Class B (m)	5,401

	Switzerland — 0.3%
99	Novartis AG (m)	5,559

	Taiwan — 0.8%
298	Asustek Computer, Inc. (m)	2,069
920	Delta Electronics, Inc. (m)	2,163
249	MediaTek, Inc. (m)	2,613
810	Novatek Microelectronics Corp. (m)	1,986
1,129	Quanta Computer, Inc. (m)	2,222

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2011

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — Continued
	Taiwan — Continued
889	Taiwan Mobile Co., Ltd. (m)	2,548
337	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	4,246

		17,847

	Thailand — 0.4%
1,174	Advanced Info Service PCL (m)	4,949
3,769	Bangkok Expressway PCL (m)	2,004
2,238	Charoen Pokphand Foods PCL (m)	2,185

		9,138

	Turkey — 0.3%
187	Ford Otomotiv Sanayi A.S. (m)	1,358
155	Tupras Turkiye Petrol Rafinerileri A.S. (m)	3,499
520	Turk Telekomunikasyon A.S. (m)	2,206

		7,063

	United Kingdom — 2.4%
196	British American Tobacco plc	8,972
600	British Land Co. plc (a) (m)	4,905
559	Cairn Energy plc (a) (m)	2,642
1,277	Centrica plc (m)	6,078
322	GlaxoSmithKline plc (a) (m)	7,233
534	HSBC Holdings plc (a) (m)	4,660
102	Land Securities Group plc (m)	1,121
417	Segro plc (m)	1,632
207	Standard Chartered plc (a) (m)	4,838
2,896	Vodafone Group plc (m)	8,041

		50,122

	United States — 11.3%
23	3M Co.	1,840
101	Abbott Laboratories (a) (m)	5,468
46	Apartment Investment & Management Co., Class A (m)	1,133
28	AT&T, Inc.	814
7	Automatic Data Processing, Inc.	361
17	Boston Properties, Inc. (m)	1,663
188	Brandywine Realty Trust (m)	1,709
174	Bristol-Myers Squibb Co. (m)	5,486
2	Broder Brothers Co. (a) (f) (i)	22
30	Camden Property Trust (m)	1,837
56	Capmark Financial Group, Inc. (a)	915
178	Carnival Corp. (m)	6,283
235	CenterPoint Energy, Inc. (m)	4,897
35	CenturyLink, Inc.	1,221
85	Chevron Corp. (m)	8,935

SHARES	SECURITY DESCRIPTION	VALUE

	United States — Continued
20	Chubb Corp. (The)	1,373
28	Cincinnati Financial Corp.	806
92	Cinemark Holdings, Inc.	1,905
36	CMS Energy Corp.	745
168	Coca-Cola Co. (The) (m)	11,500
103	ConocoPhillips (m)	7,181
1	Constar International, Inc., ADR (a) (f) (i)	—	(h)
27	Darden Restaurants, Inc.	1,278
303	DCT Industrial Trust, Inc. (m)	1,504
32	Dr. Pepper Snapple Group, Inc.	1,189
263	Duke Realty Corp. (m)	3,228
240	E.I. du Pont de Nemours & Co. (m)	11,530
34	EastGroup Properties, Inc. (m)	1,470
4	Eurofresh, Inc., ADR (a) (f) (i)	—
488	Frontier Communications Corp. (m)	3,055
1	General Motors Co. (a)	14
35	Genuine Parts Co.	2,019
120	HCP, Inc. (m)	4,790
37	Health Care REIT, Inc. (m)	1,923
40	Home Depot, Inc.	1,428
13	Illinois Tool Works, Inc.	627
41	International Business Machines Corp. (m)	7,558
11	JM Smucker Co. (The)	870
25	Johnson & Johnson	1,633
10	Kimberly-Clark Corp.	710
17	KLA-Tencor Corp.	783
71	Liberty Property Trust (m)	2,266
40	Lincare Holdings, Inc.	952
22	Linear Technology Corp.	717
12	Lorillard, Inc.	1,378
17	M&T Bank Corp.	1,275
78	Macerich Co. (The) (m)	3,901
86	Mack-Cali Realty Corp. (m)	2,413
208	Mattel, Inc. (m)	5,870
81	McDonald’s Corp. (m)	7,492
247	Merck & Co., Inc. (m)	8,521
60	Microsoft Corp.	1,610
49	Molex, Inc.	1,213
28	NextEra Energy, Inc.	1,584
21	Northeast Utilities	737
14	Old Republic International Corp.	127
46	Omega Healthcare Investors, Inc. (m)	813
37	OneBeacon Insurance Group Ltd., Class A	570
16	Oneok, Inc.	1,231
136	Paychex, Inc. (m)	3,975

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	9

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — Continued
	United States — Continued
82	Pennsylvania Real Estate Investment Trust (m)	838
124	People’s United Financial, Inc.	1,581
484	Pfizer, Inc. (m)	9,326
21	Philip Morris International, Inc.	1,437
23	PPG Industries, Inc.	1,989
28	Procter & Gamble Co. (The)	1,808
39	Realty Income Corp. (m)	1,293
73	Regency Centers Corp. (m)	2,994
29	Sempra Energy	1,564
64	Senior Housing Properties Trust (m)	1,427
28	Snap-on, Inc.	1,508
33	Southern Co.	1,416
43	Spectra Energy Corp.	1,243
145	Sysco Corp. (m)	4,030
27	T. Rowe Price Group, Inc.	1,428
17	Time Warner Cable, Inc.	1,079
333	Time Warner, Inc. (m)	11,652
24	Travelers Cos., Inc. (The)	1,386
3	U.S. Concrete, Inc. (a)	12
1	Unisys Corp. (a)	21
53	Ventas, Inc. (m)	2,942
243	Verizon Communications, Inc. (m)	8,986
20	Watsco, Inc.	1,202
50	Weingarten Realty Investors (m)	1,170
356	Wells Fargo & Co. (m)	9,217
49	Williams Cos., Inc. (The)	1,475
276	Xcel Energy, Inc. (m)	7,131

		238,503

	Total Common Stocks (Cost $742,568)	729,365

PRINCIPAL AMOUNT
Convertible Bonds — 3.9%
	Australia — 0.4%
	CFS Retail Property Trust,
AUD 5,500	5.075%, 08/21/14	5,656
AUD 1,600	5.750%, 07/04/16	1,611
AUD 750	Western Areas NL, 8.000%, 07/02/12	786

		8,053

	Bermuda — 0.1%
2,000	Frontline Ltd., 4.500%, 04/14/15	910
1,000	Petroplus Finance Ltd., 4.000%, 10/16/15	640

		1,550

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Cayman Islands — 0.5%
5,600	Agile Property Holdings Ltd., 4.000%, 04/28/16	4,578
3,900	Polarcus Ltd., 2.875%, 04/27/16	3,066
4,877	Suntech Power Holdings Co. Ltd., 3.000%, 03/15/13	2,359

		10,003

	Greece — 0.2%
5,105	DryShips, Inc., 5.000%, 12/01/14	3,803

	India — 0.4%
5,300	Jaiprakash Power Ventures Ltd., 5.000%, 02/13/15	4,223
3,500	JSW Steel Ltd., Zero Coupon, 06/28/12	4,690
310	Suzlon Energy Ltd., Zero Coupon, 06/12/12	394

		9,307

	Mexico — 0.2%
6,500	Cemex S.A.B. de C.V., 4.875%, 03/15/15	3,981

	Netherlands — 0.0% (g)
EUR 300	Q-Cells International Finance B.V., 5.750%, 05/26/14	83

	South Africa — 0.2%
ZAR 36,000	Steinhoff International Holdings Ltd., 9.625%, 07/20/15	5,203

	South Korea — 0.3%
6,500	STX Pan Ocean Co., Ltd., 4.500%, 11/20/14	5,857

	Spain — 0.1%
EUR 1,350	Abengoa S.A., 4.500%, 02/03/17	1,643

	Sweden — 0.0% (g)
SEK 4,000	SAS AB, 7.500%, 04/01/15	489

	United Arab Emirates — 0.1%
EUR 1,600	Aabar Investments PJSC, 4.000%, 05/27/16	2,101

	United Kingdom — 0.7%
GBP 3,800	Cable & Wireless Worldwide plc, 5.750%, 11/24/14	5,561
GBP 200	SVG Capital plc, 8.250%, 06/05/16	317
GBP 3,900	TUI Travel plc, 6.000%, 10/05/14	5,374
5,500	Vedanta Resources Jersey Ltd., 5.500%, 07/13/16	5,055

		16,307

	United States — 0.7%
6,398	Apollo Investment Corp., 5.750%, 01/15/16 (e)	5,654
615	Ares Capital Corp., 5.125%, 06/01/16 (e)	582

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Convertible Bonds — Continued
	United States — Continued
1,463	Corporate Office Properties LP, 4.250%, 04/15/30 (e)	1,366
7,053	Knight Capital Group, Inc., 3.500%, 03/15/15	6,640
15	U.S. Concrete, Inc., 9.500%, 08/31/15 (e)	14

		14,256

	Total Convertible Bonds (Cost $95,122)	82,636

Corporate Bonds — 40.1%
	Australia — 0.2%
250	Boart Longyear Management Pty Ltd., 7.000%, 04/01/21 (e)	247
	FMG Resources August 2006 Pty Ltd.,
750	6.375%, 02/01/16 (e)	728
625	6.875%, 02/01/18 (e)	600
375	7.000%, 11/01/15 (e)	375
2,000	8.250%, 11/01/19 (e)	2,019

		3,969

	Austria — 0.0% (g)
700	Sappi Papier Holding GmbH, 6.625%, 04/15/21 (e) (f) (i)	637

	Bahamas — 0.0% (g)
565	Ultrapetrol Bahamas Ltd., 9.000%, 11/24/14	544

	Bermuda — 0.2%
635	Aircastle Ltd., 9.750%, 08/01/18	677
1,125	Catlin Insurance Co., Ltd., VAR, 7.249%, 01/19/17 (e) (x)	1,001
850	Digicel Group Ltd., 10.500%, 04/15/18 (e)	876
650	Digicel Ltd., 8.250%, 09/01/17 (e)	663
355	Global Crossing Ltd., 12.000%, 09/15/15	407
200	Seadrill Ltd., 6.500%, 10/05/15	190

		3,814

	Canada — 0.5%
1,250	Cascades, Inc., 7.750%, 12/15/17	1,225
175	Essar Steel Algoma, Inc., 9.375%, 03/15/15 (e)	166
470	Garda World Security Corp., 9.750%, 03/15/17 (e)	477
1,275	Novelis, Inc., 8.750%, 12/15/20	1,390
210	Precision Drilling Corp., 6.500%, 12/15/21 (e)	222
135	6.625%, 11/15/20	143
5,200	Quebecor Media, Inc., 7.750%, 03/15/16	5,368
	Quebecor World Capital Corp.,
50	6.125%, 11/15/13 (d)	1
50	9.750%, 01/15/15 (d)	1

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Canada — Continued
200	Taseko Mines Ltd., 7.750%, 04/15/19	187
325	Thompson Creek Metals Co., Inc., 7.375%, 06/01/18 (e)	271
875	Trinidad Drilling Ltd., 7.875%, 01/15/19 (e)	917

		10,368

	Cayman Islands — 0.1%
925	MCE Finance Ltd., 10.250%, 05/15/18	971
	Seagate HDD Cayman,
45	6.875%, 05/01/20	44
665	7.000%, 11/01/21 (e)	651
460	7.750%, 12/15/18 (e)	481
150	Seagate Technology HDD Holdings, 6.800%, 10/01/16	157
625	UPCB Finance III Ltd., 6.625%, 07/01/20 (e)	622

		2,926

	France — 0.1%
780	Cie Generale de Geophysique-Veritas, 6.500%, 06/01/21 (e)	777
1,050	CMA CGM S.A., 8.500%, 04/15/17 (e)	467
150	Pernod-Ricard S.A., 5.750%, 04/07/21 (e)	169
600	Rhodia S.A., 6.875%, 09/15/20 (e)	677

		2,090

	Germany — 0.1%
1,100	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.125%, 12/01/17 (e)	1,172

	Ireland — 0.4%
	Ardagh Packaging Finance plc,
500	7.375%, 10/15/17 (e)	515
5,800	9.125%, 10/15/20 (e)	5,771
1,500	Elan Finance plc/Elan Finance Corp., 8.750%, 10/15/16	1,598
1,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748%, 02/02/21 (e)	960
400	XL Group plc, VAR, 6.500%, 04/15/17 (x)	336

		9,180

	Japan — 0.0% (g)
950	eAccess Ltd., 8.250%, 04/01/18 (e)	922

	Kazakhstan — 0.5%
9,465	KazMunaiGas National Co., 11.750%, 01/23/15	11,535

	Luxembourg — 1.7%
	APERAM,
150	7.375%, 04/01/16 (e)	136

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	11

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Luxembourg — Continued
150	7.750%, 04/01/18 (e)	132
225	Calcipar S.A., 6.875%, 05/01/18 (e)	209
	Intelsat Jackson Holdings S.A.,
1,250	7.250%, 04/01/19 (e)	1,256
4,195	7.250%, 10/15/20 (e)	4,206
200	7.500%, 04/01/21 (e)	201
125	8.500%, 11/01/19	131
1,750	9.500%, 06/15/16	1,827
5,280	11.250%, 06/15/16	5,570
	Intelsat Luxembourg S.A.,
5,250	11.250%, 02/04/17	5,211
2,607	PIK, 12.500%, 02/04/17	2,607
835	PIK, 12.500%, 02/04/17 (e)	835
2,105	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., 10.500%, 04/15/18	2,152
5,850	RSHB Capital S.A. for OJSC Russian Agricultural Bank, Reg. S., 9.000%, 06/11/14	6,464
	Wind Acquisition Finance S.A.,
200	7.250%, 02/15/18 (e)	193
2,030	11.750%, 07/15/17 (e)	2,010

		33,140

	Mexico — 0.1%
2,000	Cemex S.A.B. de C.V., VAR, 5.369%, 09/30/15 (e)	1,480
	Kansas City Southern de Mexico S.A. de C.V.,
150	6.125%, 06/15/21	156
243	6.625%, 12/15/20	262
600	8.000%, 02/01/18	666

		2,564

	Netherlands — 0.4%
4,900	NXP B.V./NXP Funding LLC, 9.750%, 08/01/18 (e)	5,390
1,800	Sensata Technologies B.V., 6.500%, 05/15/19 (e)	1,800
	VimpelCom Holdings B.V.,
200	6.255%, 03/01/17 (e)	190
500	7.504%, 03/01/22 (e)	469
200	VAR, 4.365%, 06/29/14 (e)	196

		8,045

	Norway — 0.0% (g)
600	Sevan Marine ASA, VAR, 0.000% 05/14/13 (d)	372

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United Arab Emirates — 0.3%
5,520	Dubai Electricity & Water Authority, 8.500%, 04/22/15 (e)	6,058

	United Kingdom — 0.3%
1,380	Barclays Bank plc, VAR, 7.434%, 12/15/17 (e) (x)	1,290
3,550	Ineos Finance plc, 9.000%, 05/15/15 (e)	3,647
1,400	Virgin Media Finance plc, 8.375%, 10/15/19	1,558

		6,495

	United States — 35.2%
2,410	AbitibiBowater, Inc., 10.250%, 10/15/18 (e)	2,639
	Accellent, Inc.,
4,050	8.375%, 02/01/17	4,131
750	10.000%, 11/01/17	675
	ACCO Brands Corp.,
1,750	7.625%, 08/15/15	1,737
750	10.625%, 03/15/15	827
2,525	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	2,355
634	ACL I Corp., PIK, 11.375%, 02/15/16 (e)	499
500	Advanced Micro Devices, Inc., 7.750%, 08/01/20	508
400	8.125%, 12/15/17	412
	AES Corp. (The),
275	7.375%, 07/01/21 (e)	294
2,500	8.000%, 10/15/17	2,744
750	9.750%, 04/15/16	851
931	AES Eastern Energy LP, 9.000%, 01/02/17	502
778	AK Steel Corp., 7.625%, 05/15/20	727
2,250	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	1,980
200	Aleris International, Inc., 7.625%, 02/15/18	193
400	Allbritton Communications Co., 8.000%, 05/15/18	402
1,300	Alliance One International, Inc., 10.000%, 07/15/16	1,125
1,750	Alliant Techsystems, Inc., 6.750%, 04/01/16	1,794
	Ally Financial, Inc.,
6,400	6.250%, 12/01/17	6,320
6,850	6.750%, 12/01/14	6,919
900	7.500%, 09/15/20	909
8,300	8.000%, 11/01/31	8,278
	Alpha Natural Resources, Inc.,
385	6.000%, 06/01/19	382
435	6.250%, 06/01/21	430
600	Alta Mesa Holdings/Alta Mesa Finance Services Corp., 9.625%, 10/15/18	558

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
	AMC Entertainment, Inc.,
2,300	8.750%, 06/01/19	2,432
1,350	9.750%, 12/01/20	1,310
215	American Achievement Corp., 10.875%, 04/15/16 (e)	178
993	American Airlines 2011-1 Class B Pass-Through Trust, 7.000%, 01/31/18 (e)	815
1,370	American Airlines 2011-2 Class A Pass-Through Trust, 8.625%, 10/15/21	1,370
213	American Airlines Pass Through Trust 2001-01, 7.377%, 05/23/19	124
559	American Airlines, Inc., 13.000%, 08/01/16	598
2,000	American International Group, Inc., VAR, 8.175%, 05/15/58	1,930
225	American Standard Americas, 10.750%, 01/15/16 (e)	167
	AmeriGas Partners LP/AmeriGas Finance Corp.,
1,285	6.250%, 08/20/19	1,272
175	6.500%, 05/20/21	173
1,240	Ameristar Casinos, Inc., 7.500%, 04/15/21 (e)	1,271
2,295	Amkor Technology, Inc., 7.375%, 05/01/18	2,318
250	Amsted Industries, Inc., 8.125%, 03/15/18 (e)	264
1,052	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	1,052
	Arch Coal, Inc.,
850	7.000%, 06/15/19 (e)	880
575	7.250%, 10/01/20	597
1,700	7.250%, 06/15/21 (e)	1,751
2,175	8.750%, 08/01/16	2,376
1,750	Armored Autogroup, Inc., 9.250%, 11/01/18 (e)	1,558
1,500	Ashtead Capital, Inc., 9.000%, 08/15/16 (e)	1,560
1,190	Atkore International, Inc., 9.875%, 01/01/18 (e)	1,193
	Avaya, Inc.,
4,350	7.000%, 04/01/19 (e)	4,175
900	9.750%, 11/01/15	797
1,250	PIK, 10.875%, 11/01/15	1,109
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
3,720	8.250%, 01/15/19	3,710
2,944	9.625%, 03/15/18	3,076
375	Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.750%, 02/15/19	362
270	Ball Corp., 5.750%, 05/15/21	279
	Bank of America Corp.,
250	5.625%, 07/01/20	241
1,442	VAR, 8.000%, 01/30/18 (x)	1,342
3,095	VAR, 8.125%, 05/15/18 (x)	2,879

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
350	BankAmerica Institutional Capital B, 7.700%, 12/31/26 (e)	305
100	Barrington Broadcasting Group LLC/Barrington Broadcasting Capital Corp., 10.500%, 08/15/14	92
210	B-Corp. Merger Sub, Inc., 8.250%, 06/01/19 (e)	198
180	BE Aerospace, Inc., 6.875%, 10/01/20	194
10	Belden, Inc., 9.250%, 06/15/19	11
	Berry Plastics Corp.,
1,170	9.500%, 05/15/18	1,182
200	9.750%, 01/15/21	200
	Bill Barrett Corp.,
885	7.625%, 10/01/19	936
595	9.875%, 07/15/16	657
9,870	Biomet, Inc., PIK, 10.375%, 10/15/17	10,659
50	Block Communications, Inc., 8.250%, 12/15/15 (e)	51
125	Boise Paper Holdings LLC/Boise Co.-Issuer Co., 8.000%, 04/01/20	132
200	Boyd Gaming Corp., 9.125%, 12/01/18	196
2,750	BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625%, 10/15/20	2,860
275	Bresnan Broadband Holdings LLC, 8.000%, 12/15/18 (e)	285
750	Briggs & Stratton Corp., 6.875%, 12/15/20	765
	Brigham Exploration Co.,
140	6.875%, 06/01/19	154
360	8.750%, 10/01/18	424
1,305	Brightstar Corp., 9.500%, 12/01/16 (e)	1,318
28	Broder Brothers Co., PIK, 12.000%, 10/15/13 (e)	27
	Building Materials Corp. of America,
400	6.750%, 05/01/21 (e)	415
500	6.875%, 08/15/18 (e)	520
3,820	Bumble Bee Acquisition Corp., 9.000%, 12/15/17 (e)	3,830
1,000	Burger King Corp., 9.875%, 10/15/18	1,073
200	Cablevision Systems Corp., 8.000%, 04/15/20	211
10,850	Caesars Entertainment Operating Co., Inc., 11.250%, 06/01/17	11,609
970	Calfrac Holdings LP, 7.500%, 12/01/20 (e)	931
75	Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.000%, 06/01/16 (e)	80
	Calpine Corp.,
3,762	7.250%, 10/15/17 (e)	3,912
665	7.500%, 02/15/21 (e)	698

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	13

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
2,335	7.875%, 01/15/23 (e)	2,463
	Calumet Specialty Products Partners LP/Calumet Finance Corp.,
180	9.375%, 05/01/19 (e)	173
320	9.375%, 05/01/19 (e)	304
800	Capella Healthcare, Inc., 9.250%, 07/01/17 (e)	824
300	Capital One Capital V, 10.250%, 08/15/39	311
	Capmark Financial Group, Inc.,
1,321	Series A, VAR, 7.000%, 09/30/14	1,322
1,285	Series B, VAR, 9.000%, 09/30/15	1,286
350	Carriage Services, Inc., 7.875%, 01/15/15	352
1,600	Case New Holland, Inc., 7.875%, 12/01/17	1,804
350	Casella Waste Systems, Inc., 7.750%, 02/15/19	336
670	Catalent Pharma Solutions, Inc., PIK, 9.500%, 04/15/15	667
770	CB Richard Ellis Services, Inc., 6.625%, 10/15/20	782
300	CCH II LLC/CCH II Capital Corp., 13.500%, 11/30/16	346
	CCO Holdings LLC/CCO Holdings Capital Corp.,
1,075	6.500%, 04/30/21	1,075
800	7.000%, 01/15/19	830
2,085	7.250%, 10/30/17	2,179
6,525	7.875%, 04/30/18	6,948
2,022	8.125%, 04/30/20	2,189
375	CDRT Merger Sub, Inc., 8.125%, 06/01/19 (e)	375
550	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 9.125%, 08/01/18	597
175	Celanese US Holdings LLC, 6.625%, 10/15/18	189
3,250	Central Garden & Pet Co., 8.250%, 03/01/18	3,242
375	Century Aluminum Co., 8.000%, 05/15/14	380
1,924	Cenveo Corp., 8.875%, 02/01/18	1,669
3,648	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.625%, 11/15/17 (e)	3,812
25	CF Industries, Inc., 7.125%, 05/01/20	29
1,230	Chemtura Corp., 7.875%, 09/01/18	1,295
	Chesapeake Energy Corp.,
475	6.125%, 02/15/21	497
65	6.875%, 08/15/18	70
150	9.500%, 02/15/15	172
600	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 (e)	617
2,150	Chiron Merger Sub, Inc., 10.500%, 11/01/18 (e)	2,174

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Chrysler Group LLC/CG Co-Issuer, Inc.,
514	8.000%, 06/15/19 (e)	473
6,564	8.250%, 06/15/21 (e)	6,005
5,786	CHS/Community Health Systems, Inc., 8.875%, 07/15/15	5,922
150	Chukchansi Economic Development Authority, VAR, 3.917%, 11/15/12 (e)	96
	Cincinnati Bell, Inc.,
215	8.250%, 10/15/17	217
3,700	8.375%, 10/15/20	3,774
650	8.750%, 03/15/18	624
	Cinemark USA, Inc.,
200	7.375%, 06/15/21	200
750	8.625%, 06/15/19	813
	CIT Group, Inc.,
1,830	6.625%, 04/01/18 (e)	1,912
500	7.000%, 05/01/15	500
3,950	7.000%, 05/01/16	3,955
400	7.000%, 05/02/16 (e)	399
9,700	7.000%, 05/01/17	9,699
5,120	7.000%, 05/02/17 (e)	5,107
175	Citgo Petroleum Corp., 11.500%, 07/01/17 (e)	200
	CityCenter Holdings LLC/CityCenter Finance Corp.,
250	7.625%, 01/15/16 (e)	260
1,293	PIK, 11.500%, 01/15/17 (e)	1,332
930	CKE Restaurants, Inc., 11.375%, 07/15/18	1,000
3,000	Claire’s Stores, Inc., 8.875%, 03/15/19	2,415
650	Clear Channel Communications, Inc., 9.000%, 03/01/21	579
	Clear Channel Worldwide Holdings, Inc.,
7,900	9.250%, 12/15/17	8,571
250	9.250%, 12/15/17	270
4,466	Clearwire Communications LLC/Clearwire Finance, Inc., 12.000%, 12/01/15 (e)	3,818
400	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.250%, 12/15/17	428
775	CNG Holdings, Inc., 12.250%, 02/15/15 (e)	822
810	CNL Lifestyle Properties, Inc., 7.250%, 04/15/19	729
900	CNO Financial Group, Inc., 9.000%, 01/15/18 (e)	947
270	Cogent Communications Group, Inc., 8.375%, 02/15/18 (e)	281
131	Colt Defense LLC/Colt Finance Corp., 8.750%, 11/15/17	99

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
380	Columbus McKinnon Corp., 7.875%, 02/01/19	390
895	Commercial Barge Line Co., 12.500%, 07/15/17	963
125	Commercial Vehicle Group, Inc., 7.875%, 04/15/19 (e)	122
450	Community Choice Financial, Inc., 10.750%, 05/01/19 (e)	450
	Comstock Resources, Inc.,
450	7.750%, 04/01/19	441
950	8.375%, 10/15/17	974
	Concho Resources, Inc.,
490	6.500%, 01/15/22	515
731	7.000%, 01/15/21	789
	Consol Energy, Inc.,
620	8.000%, 04/01/17	679
380	8.250%, 04/01/20	416
40	Constar International, Inc., 11.000%, 12/31/17 (f) (i)	40
	Constellation Brands, Inc.,
1,000	7.250%, 09/01/16	1,094
2,100	7.250%, 05/15/17	2,310
438	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	429
102	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	105
893	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	919
	Continental Resources, Inc.,
175	7.125%, 04/01/21	189
475	7.375%, 10/01/20	515
750	Corrections Corp. of America, 7.750%, 06/01/17	812
700	CPI International, Inc., 8.000%, 02/15/18	620
111	CPM Holdings, Inc., 10.625%, 09/01/14	118
	Cricket Communications, Inc.,
15	7.750%, 05/15/16	16
1,550	7.750%, 10/15/20	1,325
1,875	Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875%, 02/15/18	1,988
	CSC Holdings LLC,
725	7.625%, 07/15/18	790
440	7.875%, 02/15/18	483
284	8.625%, 02/15/19	322
900	D.R. Horton, Inc., 5.625%, 01/15/16	897
	DaVita, Inc.,
429	6.375%, 11/01/18	433

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
225	6.625%, 11/01/20	227
405	Dean Foods Co., 7.000%, 06/01/16	407
5,640	Del Monte Foods Co., 7.625%, 02/15/19 (e)	5,358
108	Delta Air Lines 2007-1 Class B Pass-Through Trust, 8.021%, 08/10/22	105
351	Delta Air Lines 2007-1 Class C Pass-Through Trust, 8.954%, 08/10/14	351
70	Delta Air Lines 2009-1 Series B Pass-Through Trust, 9.750%, 12/17/16	74
1,060	Deluxe Corp., 7.000%, 03/15/19 (e)	1,049
	Denbury Resources, Inc.,
1,400	8.250%, 02/15/20	1,547
500	9.750%, 03/01/16	554
465	Developers Diversified Realty Corp., 7.875%, 09/01/20	503
600	DineEquity, Inc., 9.500%, 10/30/18	636
	DISH DBS Corp.,
1,133	6.750%, 06/01/21	1,170
4,500	7.125%, 02/01/16	4,781
215	7.750%, 05/31/15	231
11,140	7.875%, 09/01/19	12,225
	DJO Finance LLC/DJO Finance Corp.,
2,050	7.750%, 04/15/18	1,733
500	10.875%, 11/15/14	501
	Dolphin Subsidiary II, Inc.,
512	6.500%, 10/15/16 (e)	553
255	7.250%, 10/15/21 (e)	273
475	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	456
350	Ducommun, Inc., 9.750%, 07/15/18 (e)	361
682	DuPont Fabros Technology LP, 8.500%, 12/15/17	730
200	Dycom Investments, Inc., 7.125%, 01/15/21	196
100	Dynacast International LLC/Dynacast Finance, Inc., 9.250%, 07/15/19 (e)	92
	Dynegy Holdings LLC,
100	7.125%, 05/15/18	62
2,000	7.750%, 06/01/19	1,300
600	Dynegy Roseton/Danskammer Pass-Through Trust, Series B, 7.670%, 11/08/16	348
2,030	Eastman Kodak Co., 9.750%, 03/01/18 (e)	1,492
3,200	Easton-Bell Sports, Inc., 9.750%, 12/01/16	3,428
	Edison Mission Energy,
54	7.000%, 05/15/17	38
1,546	7.200%, 05/15/19	1,028

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	15

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
	EH Holding Corp.,
2,000	6.500%, 06/15/19 (e)	2,045
180	7.625%, 06/15/21 (e)	186
25	El Paso Pipeline Partners Operating Co., LLC, 6.500%, 04/01/20	28
	Endo Pharmaceuticals Holdings, Inc.,
225	7.000%, 07/15/19 (e)	243
300	7.250%, 01/15/22 (e)	323
2,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/20	2,100
610	Energy XXI Gulf Coast, Inc., 7.750%, 06/15/19	616
	Equinix, Inc.,
615	7.000%, 07/15/21	655
35	8.125%, 03/01/18	38
17	Eurofresh, Inc., 15.000%, 11/18/16 (f) (i)	15
950	Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 05/01/21	850
54	FGI Holding Co., Inc., PIK, 13.000%, 10/01/15	54
1,800	FGI Operating Co., Inc., 10.250%, 08/01/15	1,908
	Fidelity National Information Services, Inc.,
50	7.625%, 07/15/17	54
900	7.875%, 07/15/20	984
	First Data Corp.,
763	8.250%, 01/15/21 (e)	725
5,235	8.875%, 08/15/20 (e)	5,548
754	9.875%, 09/24/15	724
3,937	12.625%, 01/15/21 (e)	3,720
5,785	PIK, 8.750%, 01/15/22 (e)	5,496
275	First Industrial LP, 6.420%, 06/01/14	278
140	First Wind Capital LLC, 10.250%, 06/01/18 (e)	139
59	Ford Holdings LLC, 9.300%, 03/01/30	78
	Ford Motor Co.,
4,250	7.450%, 07/16/31	5,057
125	7.750%, 06/15/43	127
100	8.900%, 01/15/32	126
50	9.980%, 02/15/47	64
	Ford Motor Credit Co. LLC,
4,000	5.000%, 05/15/18	4,066
200	5.750%, 02/01/21	213
4,125	6.625%, 08/15/17	4,519
2,300	7.000%, 04/15/15	2,507
250	8.000%, 12/15/16	289
100	8.125%, 01/15/20	121
95	Foresight Energy LLC/Foresight Energy Corp., 9.625%, 08/15/17 (e)	96

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,000	Forest City Enterprises, Inc., 6.500%, 02/01/17	940
1,455	Forest Oil Corp., 7.250%, 06/15/19	1,491
	Freescale Semiconductor, Inc.,
660	8.050%, 02/01/20	632
4,225	9.250%, 04/15/18 (e)	4,573
1,604	10.125%, 03/15/18 (e)	1,760
100	10.750%, 08/01/20	105
275	Fresenius Medical Care U.S. Finance, Inc., 5.750%, 02/15/21 (e)	278
	Frontier Communications Corp.,
20	7.125%, 03/15/19	20
2,000	8.500%, 04/15/20	2,130
25	8.750%, 04/15/22	27
100	FTI Consulting, Inc., 7.750%, 10/01/16	104
	Gannett Co., Inc.,
100	7.125%, 09/01/18	97
72	10.000%, 04/01/16	78
1,750	GCI, Inc., 8.625%, 11/15/19	1,877
100	General Cable Corp., VAR, 2.747%, 04/01/15	98
593	General Maritime Corp., 12.000%, 11/15/17(d)	116
365	Genesis Energy LP/Genesis Energy Finance Corp., 7.875%, 12/15/18 (e)	354
	Geo Group, Inc. (The),
2,000	6.625%, 02/15/21	1,990
750	7.750%, 10/15/17	788
350	Georgia-Pacific LLC, 5.400%, 11/01/20 (e)	390
300	Giant Funding Corp., 8.250%, 02/01/18 (e)	316
180	Global Geophysical Services, Inc., 10.500%, 05/01/17	174
3,825	Goodyear Tire & Rubber Co. (The), 8.250%, 08/15/20	4,093
	Graphic Packaging International, Inc.,
240	7.875%, 10/01/18	257
150	9.500%, 06/15/17	164
125	Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	121
2,500	Griffon Corp., 7.125%, 04/01/18	2,381
3,400	Gymboree Corp., 9.125%, 12/01/18	3,043
3,020	Hanesbrands, Inc., 8.000%, 12/15/16	3,262
800	Harland Clarke Holdings Corp., VAR, 6.000%, 05/15/15	548
3,300	HCA Holdings, Inc., 7.750%, 05/15/21 (e)	3,300
	HCA, Inc.,
2,705	6.500%, 02/15/20	2,832

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
50	7.250%, 09/15/20	54
10,925	7.500%, 02/15/22	11,143
900	8.000%, 10/01/18	944
3,900	Health Management Associates, Inc., 6.125%, 04/15/16	3,959
	Hertz Corp. (The),
3,923	6.750%, 04/15/19	4,000
600	7.375%, 01/15/21	617
1,592	7.500%, 10/15/18	1,660
50	Hexcel Corp., 6.750%, 02/01/15	51
	Hilcorp Energy I LP/Hilcorp Finance Co.,
568	7.625%, 04/15/21 (e)	599
1,145	8.000%, 02/15/20 (e)	1,231
	Holly Energy Partners LP/Holly Energy Finance Corp.,
25	6.250%, 03/01/15	25
50	8.250%, 03/15/18	53
	Homer City Funding LLC,
61	8.137%, 10/01/19	52
180	8.734%, 10/01/26	151
	Host Hotels & Resorts LP,
175	6.000%, 11/01/20	180
1,500	6.750%, 06/01/16	1,553
400	HSN, Inc., 11.250%, 08/01/16	444
800	HUB International Holdings, Inc., 10.250%, 06/15/15 (e)	774
	Huntington Ingalls Industries, Inc.,
349	6.875%, 03/15/18 (e)	352
190	7.125%, 03/15/21 (e)	192
	Huntsman International LLC,
2,690	5.500%, 06/30/16	2,663
1,500	8.625%, 03/15/20	1,534
1,054	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19 (e)	975
680	iGate Corp., 9.000%, 05/01/16 (e)	677
1,020	ILFC E-Capital Trust I, VAR, 4.770%, 12/21/65 (e)	697
1,950	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	1,414
250	Inergy LP/Inergy Finance Corp., 6.875%, 08/01/21	244
450	Ingles Markets, Inc., 8.875%, 05/15/17	483
400	Insight Communications Co., Inc., 9.375%, 07/15/18 (e)	454
946	Intcomex, Inc., 13.250%, 12/15/14	906
2,250	Interactive Data Corp., 10.250%, 08/01/18	2,374

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1,250	Interface, Inc., 7.625%, 12/01/18	1,309
	International Lease Finance Corp.,
2,375	8.250%, 12/15/20	2,458
2,950	8.625%, 09/15/15	3,098
8,800	8.750%, 03/15/17	9,274
50	International Wire Group Holdings, Inc., 9.750%, 04/15/15 (e)	51
500	inVentiv Health, Inc., 10.000%, 08/15/18 (e)	480
	Iron Mountain, Inc.,
200	7.750%, 10/01/19	208
1,827	8.375%, 08/15/21	1,913
1,690	8.750%, 07/15/18	1,766
	Isle of Capri Casinos, Inc.,
949	7.000%, 03/01/14	911
1,000	7.750%, 03/15/19	970
2,450	J. Crew Group, Inc., 8.125%, 03/01/19	2,352
325	J.M. Huber Corp., 9.875%, 11/01/19 (e)	330
	Jarden Corp.,
1,600	7.500%, 05/01/17	1,712
1,375	7.500%, 01/15/20	1,471
245	8.000%, 05/01/16	267
	JBS USA LLC/JBS USA Finance, Inc.,
1,230	7.250%, 06/01/21 (e)	1,144
97	11.625%, 05/01/14	107
160	JMC Steel Group, 8.250%, 03/15/18 (e)	158
859	K Hovnanian Enterprises, Inc., 10.625%, 10/15/16	737
295	Kemet Corp., 10.500%, 05/01/18	313
295	Kennedy-Wilson, Inc., 8.750%, 04/01/19 (e)	289
1,330	Key Energy Services, Inc., 6.750%, 03/01/21	1,360
550	Knowledge Learning Corp., 7.750%, 02/01/15 (e)	528
740	Kratos Defense & Security Solutions, Inc., 10.000%, 06/01/17	766
	Lamar Media Corp.,
32	6.625%, 08/15/15	32
350	7.875%, 04/15/18	367
90	Landry’s Holdings, Inc., 11.500%, 06/01/14 (e)	87
1,110	Landry’s Restaurants, Inc., 11.625%, 12/01/15 (e)	1,177
750	Lear Corp., 8.125%, 03/15/20	821
351	Lender Processing Services, Inc., 8.125%, 07/01/16	346
	Lennar Corp.,
320	5.600%, 05/31/15	314

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	17

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
535	6.950%, 06/01/18	523
275	12.250%, 06/01/17	324
1,000	Level 3 Communications, Inc., 11.875%, 02/01/19	1,088
3,000	Level 3 Escrow, Inc., 8.125%, 07/01/19 (e)	2,970
	Level 3 Financing, Inc.,
1,000	8.750%, 02/15/17	1,023
58	9.250%, 11/01/14	59
2,225	9.375%, 04/01/19	2,325
455	10.000%, 02/01/18	482
1,530	Libbey Glass, Inc., 10.000%, 02/15/15	1,629
	Liberty Mutual Group, Inc.,
2,450	7.800%, 03/15/37 (e)	2,230
2,400	VAR, 10.750%, 06/15/58 (e)	2,916
200	Liberty Tire Recycling, 11.000%, 10/01/16 (e)	202
200	LifePoint Hospitals, Inc., 6.625%, 10/01/20	209
1,750	Limited Brands, Inc., 6.625%, 04/01/21	1,838
305	Linn Energy LLC/Linn Energy Finance Corp., 6.500%, 05/15/19 (e)	307
400	Longview Fibre Paper & Packaging, Inc., 8.000%, 06/01/16 (e)	406
	Lyondell Chemical Co.,
93	8.000%, 11/01/17	105
1,377	11.000%, 05/01/18	1,533
900	M/I Homes, Inc., 8.625%, 11/15/18	810
100	Mac-Gray Corp., 7.625%, 08/15/15	102
4,465	Marina District Finance Co., Inc., 9.875%, 08/15/18	4,409
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
565	6.250%, 06/15/22	579
500	6.500%, 08/15/21	516
925	6.750%, 11/01/20	972
875	McClatchy Co. (The), 11.500%, 02/15/17	864
625	McJunkin Red Man Corp., 9.500%, 12/15/16	638
350	Media General, Inc., 11.750%, 02/15/17	294
100	Mediacom Broadband LLC/Mediacom Broadband Corp., 8.500%, 10/15/15	103
979	Mediacom LLC/Mediacom Capital Corp., 9.125%, 08/15/19	1,030
1,750	MEMC Electronic Materials, Inc., 7.750%, 04/01/19	1,501
	MetroPCS Wireless, Inc.,
1,250	6.625%, 11/15/20	1,175
3,555	7.875%, 09/01/18	3,617

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	MGM Resorts International,
3,853	7.500%, 06/01/16	3,660
67	7.625%, 01/15/17	62
6,425	9.000%, 03/15/20	7,099
150	10.000%, 11/01/16	156
500	11.125%, 11/15/17	568
3,350	11.375%, 03/01/18	3,643
	Michael’s Stores, Inc.,
4,250	7.750%, 11/01/18	4,313
73	SUB, 0.000%, 11/01/16	78
311	Midwest Generation LLC, 8.560%, 01/02/16	317
512	Mirant Mid Atlantic Pass-Through Trust, 10.060%, 12/30/28	533
150	Mobile Mini, Inc., 7.875%, 12/01/20	150
150	Moog, Inc., 7.250%, 06/15/18	156
	Motors Liquidation Co.,
10	6.750%, 05/01/28 (d)	—	(h)
11	7.750%, 03/15/36 (d)	—	(h)
115	8.375%, 07/15/33 (d)	1
2,253	Multiplan, Inc., 9.875%, 09/01/18 (e)	2,321
360	Murray Energy Corp., 10.250%, 10/15/15 (e)	353
	Mylan, Inc.,
1,050	7.625%, 07/15/17 (e)	1,160
2,200	7.875%, 07/15/20 (e)	2,464
300	NAI Entertainment Holdings LLC, 8.250%, 12/15/17 (e)	316
148	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.625%, 11/01/17	115
1,101	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17	1,054
300	Navios South American Logisitcs, Inc./Navios Logistics Finance U.S., Inc., 9.250%, 04/15/19 (e)	265
750	Navistar International Corp., 8.250%, 11/01/21	816
50	NB Capital Trust IV, 8.250%, 04/15/27	47
	Nebraska Book Co., Inc.,
86	8.625%, 03/15/12 (d)	39
100	10.000%, 12/01/11	90
1,500	Needle Merger Sub Corp., 8.125%, 03/15/19 (e)	1,433
1,000	New Enterprise Stone & Lime Co., 11.000%, 09/01/18	845
	Newfield Exploration Co.,
675	5.750%, 01/30/22	716

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
675	6.875%, 02/01/20	724
250	7.125%, 05/15/18	266
2,800	NewPage Corp., 11.375%, 12/31/14	2,093
2,500	Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, 04/15/17	2,538
1,375	Nextel Communications, Inc., 7.375%, 08/01/15	1,313
	NFR Energy LLC/NFR Energy Finance Corp.,
320	9.750%, 02/15/17 (e)	283
125	Nielsen Finance LLC/Nielsen Finance Co., 7.750%, 10/15/18	138
	NII Capital Corp.,
750	7.625%, 04/01/21	773
415	8.875%, 12/15/19	436
10	10.000%, 08/15/16	11
1,005	Noranda Aluminum Acquisition Corp., PIK, 4.417%, 05/15/15	930
410	Nortek, Inc., 8.500%, 04/15/21 (e)	364
1,354	Northwest Airlines, Inc. 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	1,361
	NRG Energy, Inc.,
2,800	7.625%, 01/15/18 (e)	2,835
375	7.625%, 05/15/19 (e)	375
400	7.875%, 05/15/21 (e)	404
1,000	8.250%, 09/01/20	1,035
900	Ocean Rig UDW, Inc., 9.500%, 04/27/16	819
1,170	Oil States International, Inc., 6.500%, 06/01/19	1,226
660	Omega Healthcare Investors, Inc., 6.750%, 10/15/22	667
1,000	Omnicare, Inc., 7.750%, 06/01/20	1,078
905	Omnova Solutions, Inc., 7.875%, 11/01/18	781
120	OnCure Holdings, Inc., 11.750%, 05/15/17	104
485	Oppenheimer Holdings, Inc., 8.750%, 04/15/18	473
	PAETEC Holding Corp.,
975	8.875%, 06/30/17	1,053
1,000	9.500%, 07/15/15	1,043
3,250	9.875%, 12/01/18	3,575
50	Patriot Coal Corp., 8.250%, 04/30/18	49
	Peninsula Gaming LLC/Peninsula Gaming Corp.,
375	8.375%, 08/15/15	385
1,325	10.750%, 08/15/17	1,365
460	Penn Virginia Corp., 7.250%, 04/15/19	446
200	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., 8.250%, 04/15/18	202

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
200	Petco Animal Supplies, Inc., 9.250%, 12/01/18 (e)	213
	Petrohawk Energy Corp.,
850	6.250%, 06/01/19	960
750	7.250%, 08/15/18	859
200	7.875%, 06/01/15	215
750	10.500%, 08/01/14	841
325	PHI, Inc., 8.625%, 10/15/18	327
510	Pilgrim’s Pride Corp., 7.875%, 12/15/18 (e)	423
	Pinnacle Entertainment, Inc.,
250	8.625%, 08/01/17	267
1,025	8.750%, 05/15/20	1,035
155	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.250%, 04/01/15	160
	Pioneer Natural Resources Co.,
425	6.875%, 05/01/18	459
231	7.500%, 01/15/20	262
	Plains Exploration & Production Co.,
135	6.625%, 05/01/21	141
30	7.625%, 04/01/20	32
150	Plastipak Holdings, Inc., 8.500%, 12/15/15 (e)	152
2,777	Polymer Group, Inc., 7.750%, 02/01/19 (e)	2,881
1,595	PolyOne Corp., 7.375%, 09/15/20	1,611
1,246	QEP Resources, Inc., 6.875%, 03/01/21	1,346
300	Quality Distribution LLC/QD Capital Corp., 9.875%, 11/01/18	297
	Quiksilver, Inc.,
2,281	6.875%, 04/15/15 QVC, Inc.,	2,150
10	7.125%, 04/15/17 (e)	11
260	7.375%, 10/15/20 (e)	283
1,400	7.500%, 10/01/19 (e)	1,523
	Qwest Communications International, Inc.,
160	7.125%, 04/01/18	164
2,000	7.500%, 02/15/14	2,020
1,000	8.000%, 10/01/15	1,080
35	Qwest Corp., 7.625%, 06/15/15	39
	R.R. Donnelley & Sons Co.,
525	7.250%, 05/15/18	512
1,515	7.625%, 06/15/20	1,486
90	Radiation Therapy Services, Inc., 9.875%, 04/15/17	75
1,000	RadioShack Corp., 6.750%, 05/15/19 (e)	900
1,137	RailAmerica, Inc., 9.250%, 07/01/17	1,236
350	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/18 (e)	357

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	19

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
	Range Resources Corp.,
350	5.750%, 06/01/21	375
10	6.750%, 08/01/20	11
200	7.250%, 05/01/18	215
2,550	RBS Global, Inc./Rexnord LLC, 8.500%, 05/01/18	2,614
295	Real Mex Restaurants, Inc., 14.000%, 01/01/13 (d)	140
575	Regal Cinemas Corp., 8.625%, 07/15/19	615
695	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 07/15/21	723
200	Rent-A-Center, Inc., 6.625%, 11/15/20	201
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
400	6.875%, 02/15/21 (e)	404
1,500	7.125%, 04/15/19 (e)	1,530
900	7.875%, 08/15/19 (e)	941
800	8.250%, 02/15/21 (e)	734
2,750	9.000%, 05/15/18 (e)	2,661
5,850	9.000%, 04/15/19 (e)	5,644
1,680	9.875%, 08/15/19 (e)	1,679
	Rite Aid Corp.,
2,050	7.500%, 03/01/17	2,040
1,500	8.000%, 08/15/20	1,648
1,500	9.500%, 06/15/17	1,365
1,400	9.750%, 06/12/16	1,533
2,500	10.250%, 10/15/19	2,718
	RSC Equipment Rental, Inc./RSC Holdings III LLC,
4,855	8.250%, 02/01/21	4,927
831	9.500%, 12/01/14	850
300	Ryerson, Inc., 12.000%, 11/01/15	306
3,150	Scotts Miracle-Gro Co. (The), 7.250%, 01/15/18	3,292
185	Sealed Air Corp., 8.375%, 09/15/21 (e)	200
6,750	Sealy Mattress Co., 8.250%, 06/15/14	6,732
2,000	Sears Holdings Corp., 6.625%, 10/15/18	1,725
1,600	Seminole Hard Rock Entertainment, Inc., VAR, 2.847%, 03/15/14 (e)	1,492
50	Seminole Indian Tribe of Florida,
	7.750%, 10/01/17 (e)	52
825	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	821
	Service Corp. International,
1,750	6.750%, 04/01/15	1,864
680	6.750%, 04/01/16	724
860	7.000%, 05/15/19	903
250	7.625%, 10/01/18	274

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
750	8.000%, 11/15/21	826
500	ServiceMaster Co. (The), PIK,
	10.750%, 07/15/15 (e)	512
220	Severstal Columbus LLC, 10.250%, 02/15/18	231
300	Shingle Springs Tribal Gaming
	Authority, 9.375%, 06/15/15 (e)	159
3,800	Simmons Bedding Co., 11.250%, 07/15/15 (e)	3,947
1,000	Simmons Foods, Inc., 10.500%, 11/01/17 (e)	935
	Sirius XM Radio, Inc.,
150	8.750%, 04/01/15 (e)	166
300	9.750%, 09/01/15 (e)	326
805	Sitel LLC/Sitel Finance Corp., 11.500%, 04/01/18	652
180	Sizzling Platter LLC, 12.250%, 04/15/16 (e)	184
2,093	SM Energy Co., 6.625%, 02/15/19 (e)	2,114
	Smithfield Foods, Inc.,
850	7.750%, 07/01/17	918
30	10.000%, 07/15/14	35
	Spectrum Brands Holdings, Inc.,
4,195	9.500%, 06/15/18	4,656
377	PIK, 12.000%, 08/28/19	416
875	Speedway Motorsports, Inc., 6.750%, 02/01/19	860
1,725	Springleaf Finance Corp., 6.900%, 12/15/17	1,315
	Sprint Capital Corp.,
1,800	6.900%, 05/01/19	1,498
10,950	8.750%, 03/15/32	9,088
1,015	Sprint Nextel Corp., 6.000%, 12/01/16	883
980	SquareTwo Financial Corp., 11.625%, 04/01/17	956
	Standard Pacific Corp.,
525	8.375%, 05/15/18	507
625	8.375%, 01/15/21	568
160	10.750%, 09/15/16	166
	Steel Dynamics, Inc.,
250	7.625%, 03/15/20	265
150	7.750%, 04/15/16	158
15	Steinway Musical Instruments, Inc., 7.000%, 03/01/14 (e)	15
95	Stewart Enterprises, Inc., 6.500%, 04/15/19	93
150	Stream Global Services, Inc., 11.250%, 10/01/14	155
440	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 8.625%, 04/15/16 (e)	452

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
	SunGard Data Systems, Inc.,
2,750	7.375%, 11/15/18	2,812
6,500	10.250%, 08/15/15	6,743
	SUPERVALU, Inc.,
375	7.500%, 11/15/14	381
6,025	8.000%, 05/01/16	6,325
	Swift Energy Co.,
450	7.125%, 06/01/17	457
954	8.875%, 01/15/20	1,006
	Targa Resources Partners LP/Targa
	Resources Partners Finance Corp.,
380	6.875%, 02/01/21 (e)	375
116	7.875%, 10/15/18	121
530	8.250%, 07/01/16	556
	Tenet Healthcare Corp.,
3,700	8.000%, 08/01/20	3,820
2,300	9.250%, 02/01/15	2,455
50	Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc., 10.250%, 11/01/15	20
1,000	Thermadyne Holdings Corp., 9.000%, 12/15/17	1,005
80	Titan International, Inc., 7.875%, 10/01/17	84
60	Tops Holding Corp./Tops Markets LLC, 10.125%, 10/15/15	61
250	Toys R Us Property Co. II LLC, 8.500%, 12/01/17	264
300	Toys R Us, Inc., 7.375%, 09/01/16 (e)	305
500	Trans Union LLC/TransUnion Financing Corp., 11.375%, 06/15/18	556
800	Trimas Corp., 9.750%, 12/15/17	856
	Triumph Group, Inc.,
150	8.000%, 11/15/17	160
35	8.625%, 07/15/18	39
815	Tutor Perini Corp., 7.625%, 11/01/18	760
250	tw telecom holdings, inc., 8.000%, 03/01/18	265
299	UAL 2009-2B Pass-Through Trust, 12.000%, 01/15/16 (e)	314
150	Unit Corp., 6.625%, 05/15/21	147
	United Rentals North America, Inc.,
250	8.375%, 09/15/20	259
235	9.250%, 12/15/19	265
875	United States Steel Corp., 7.375%, 04/01/20	823
	United Surgical Partners International, Inc.,
2,625	8.875%, 05/01/17	2,681
1,470	PIK, 10.000%, 05/01/17	1,507

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Univision Communications, Inc.,
350	6.875%, 05/15/19 (e)	341
750	7.875%, 11/01/20 (e)	758
1,000	US Oncology Holdings, Inc., 9.125%, 08/15/17(d)	8
1,995	Vail Resorts, Inc., 6.500%, 05/01/19 (e)	1,990
970	Valassis Communications, Inc., 6.625%, 02/01/21	922
	Valeant Pharmaceuticals International,
1,000	6.500%, 07/15/16 (e)	1,000
2,265	6.750%, 10/01/17 (e)	2,265
3,250	6.875%, 12/01/18 (e)	3,237
1,100	7.000%, 10/01/20 (e)	1,089
2,200	7.250%, 07/15/22 (e)	2,167
	Vanguard Health Holding Co. II
	LLC/Vanguard Holding Co. II, Inc.,
800	7.750%, 02/01/19	792
375	8.000%, 02/01/18	383
1,000	Vector Group Ltd., 11.000%, 08/15/15	1,030
100	Venoco, Inc., 8.875%, 02/15/19	94
	Verso Paper Holdings LLC/Verso Paper, Inc.,
800	8.750%, 02/01/19	576
1,145	11.500%, 07/01/14	1,202
1,750	Visant Corp., 10.000%, 10/01/17	1,698
150	Viskase Cos., Inc., 9.875%, 01/15/18 (e)	153
	Vulcan Materials Co.,
355	6.500%, 12/01/16	344
1,385	7.500%, 06/15/21	1,364
150	VWR Funding, Inc., 10.750%, 06/30/17 (e)	141
930	W&T Offshore, Inc., 8.500%, 06/15/19 (e)	949
891	Wachovia Capital Trust III, VAR, 5.570%, 10/03/11 (x)	773
500	WCA Waste Corp., 7.500%, 06/15/19 (e)	485
734	Wendy’s/Arby’s Restaurants LLC, 10.000%, 07/15/16	800
	Western Refining, Inc.,
145	11.250%, 06/15/17 (e)	160
20	VAR, 10.750%, 06/15/14 (e)	21
	Windstream Corp.,
500	7.750%, 10/01/21	521
1,590	7.875%, 11/01/17	1,717
3,575	8.125%, 09/01/18	3,825
	WMG Acquisition Corp.,
850	9.500%, 06/15/16	901
88	9.500%, 06/15/16 (e)	93

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	21

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	United States — Continued
235	11.500%, 10/01/18 (e)	234
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
1,000	7.750%, 08/15/20	1,100
250	7.875%, 11/01/17	274
	XM Satellite Radio, Inc.,
750	7.625%, 11/01/18 (e)	808
50	13.000%, 08/01/13 (e)	57
3,150	Yankee Candle Co., Inc., 9.750%, 02/15/17	3,071
350	Yonkers Racing Corp., 11.375%, 07/15/16 (e)	360
500	Zayo Group LLC/Zayo Capital, Inc., 10.250%, 03/15/17	527

		738,558

	Total Corporate Bonds (Cost $853,395)	842,389

Foreign Government Securities — 5.8%
	Argentina — 0.4%
	Republic of Argentina,
7,796	Series 1, 8.750%, 06/02/17	7,211
92	Series NY, 8.280%, 12/31/33	72
1,425	Series VII, 7.000%, 09/12/13	1,377

		8,660

	Belarus — 0.2%
4,813	Republic of Belarus, 8.950%, 01/26/18	4,019

	Brazil — 0.7%
9,995	Federal Republic of Brazil, 11.000%, 08/17/40	13,218

	Colombia — 0.8%
6,830	Citigroup Funding, Inc., CLN, 11.000%, 07/27/20 (linked to Colombian Government Bond, 11.000%, 07/27/20; credit rating BBB-) (e) (f) (i)	6,117
5,590	Republic of Colombia, 11.750%, 02/25/20	8,679

		14,796

	Dominican Republic — 0.4%
	Government of Dominican Republic,
5,060	9.040%, 01/23/18 (e)	5,566
2,700	Reg. S., 9.040%, 01/23/18	2,970

		8,536

	El Salvador — 0.3%
6,380	Republic of El Salvador, 7.750%, 01/24/23	6,954

	Indonesia — 0.3%
4,850	Deutsche Bank AG London Branch, CLN, 10.250%, 07/15/27 (linked to Indonesia Government Bond, 10.250%, 07/15/27; credit rating BB+) (f) (i)	7,219

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Mexico — 0.2%
	Mexico Government International Bond,
2,716	5.750%, 10/12/10	2,750
2,480	5.750%, 10/12/10	2,511

		5,261

	Nigeria — 0.5%
10,070	Republic of Nigeria, Reg. S., 6.750%, 01/28/21	10,561

	Peru — 0.4%
6,580	Republic of Peru, 9.875%, 02/06/15	8,110

	Russia — 0.4%
5,310	Russian Federation, Reg. S., 12.750%, 06/24/28	9,239

	Sri Lanka — 0.4%
7,460	Rebuplic of Sri Lanka, 7.400%, 01/22/15	8,075

	Ukraine — 0.3%
6,190	Government of Ukraine, Reg. S., 7.750%, 09/23/20	5,819

	Uruguay — 0.1%
	Republic of Uruguay,
1,010	7.625%, 03/21/36	1,333
1,230	8.000%, 11/18/22	1,636

		2,969

	Venezuela — 0.4%
9,497	Republic of Venezuela, Reg. S., 12.750%, 08/23/22	8,357

	Total Foreign Government Securities (Cost $123,063)	121,793

Loan Participations & Assignments — 2.7%
	United States — 2.7%
997	AES Corp., 1st Lien Term Loan, VAR, 4.250%, 05/28/18	995
500	Ainsworth Lumber Ltd., Term Loan B, VAR, 5.250%, 06/26/14	442
249	American Rock Salt, 1st Lien Term Loan, VAR, 5.500%, 04/25/17	243
	APTALIS Pharma Inc., Term Loan,
193	VAR, 5.500%, 02/10/17	185
19	VAR, 5.500%, 02/10/17	19
	Autoparts Holdings Ltd., Term Loan,
166	VAR, 6.500%, 07/29/17	166
84	VAR, 6.500%, 07/29/17	85
312	Avaya, Inc., Term Loan B1, VAR, 3.064%, 10/24/14	297

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2011

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Loan Participations & Assignments — Continued
		United States — Continued
627		Avaya, Inc., Term Loan B3 Extending Tranche, VAR, 4.814%, 10/26/17	571

611		AZ Chem U.S., Inc, Term Loan, VAR, 4.750%, 11/21/16	609
254		Big West Oil, Term Loan B, VAR, 7.000%, 03/31/16	256
		Bolthouse Farms, 1st Lien Term Loan,
199		VAR, 5.500%, 02/11/16	196
—	(h)	VAR, 5.750%, 02/11/16	—	(h)
694		Boyd Gaming Corp., Term Loan, VAR, 3.746%, 12/17/15	643
		Bresnan Communications, Term Loan B,
248		VAR, 4.500%, 12/14/17	244
1		VAR, 4.500%, 12/14/17	1
997		Burger King Corp., Tranche B Term Loan, VAR, 4.500%, 10/19/16	989
		Caesars Entertainment Operating Co., Inc., Term B-2 Loan,
439		VAR, 3.245%, 01/28/15	386
1,047		VAR, 3.418%, 01/28/15	921
4,135		Capmark Financial Group, U.S. Term Loan, VAR, 05/10/10 (d) ^	47
		Capsugel Holdings, Inc., Term Loan,
159		VAR, 5.250%, 08/01/18	160
—	(h)	VAR, 5.250%, 08/01/18	—	(h)
—	(h)	VAR, 5.250%, 08/01/18	—	(h)
247		Catalent Pharma Solutions, Inc.,
		Dollar Term Loans, VAR, 2.489%, 04/10/14	235
971		CCM Merger, Inc., Term Loan, VAR, 7.000%, 03/01/17	960
461		CDW Corp., Extended Term Loan, VAR, 4.250%, 07/15/17	435
1,137		Cengage Learning Acquisitions, Term Loan, VAR, 2.500%, 07/03/14	982
174		Cenveo Corp., Term Loan B, VAR, 6.250%, 12/21/16	170
2,369		Chrysler, Term Loan B, VAR, 6.000%, 05/24/17	2,220
		Claire’s Stores, Term Loan B,
2,780		VAR, 2.996%, 05/29/14	2,448
583		VAR, 3.178%, 05/29/14	513
2,223		Clear Channel Communications, Inc., Term Loan B, VAR, 3.896%, 01/29/16	1,737
1,294		CNO Financial Group, Inc., B-1 Term Loan, VAR, 6.250%, 09/30/16	1,291

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
450	Cristal Inorganic Chemicals (Millennium), 2nd Lien Term Loan, VAR, 6.119%, 11/15/14	440
995	Delta Air Lines, Inc., New Term Loan, VAR, 4.250%, 03/07/16	943
	DineEquity, Inc., Term B-1 Loan,
69	VAR, 4.250%, 10/19/17	69
5	VAR, 5.250%, 10/19/17	5
	Dole Food Co., Inc., Tranche B-2 Term Loan,
28	VAR, 5.000%, 07/08/18	28
28	VAR, 5.000%, 07/08/18	28
28	VAR, 5.000%, 07/08/18	28
28	VAR, 5.000%, 07/08/18	27
28	VAR, 5.000%, 07/08/18	27
28	VAR, 5.000%, 07/08/18	28
8	VAR, 6.000%, 07/08/18	8
	Dole Food Co., Inc., Tranche C-2 Term Loan,
42	VAR, 5.000%, 07/08/18	41
42	VAR, 5.000%, 07/08/18	41
42	VAR, 5.000%, 07/08/18	42
42	VAR, 5.000%, 07/08/18	41
42	VAR, 5.000%, 07/08/18	42
42	VAR, 5.000%, 07/08/18	42
36	VAR, 5.000%, 07/08/18	36
28	VAR, 5.000%, 07/08/18	28
10	VAR, 6.000%, 07/08/18	10
399	Ducommun, Inc., Term Loan B, VAR, 5.500%, 06/28/17	393
260	Dynegy Midwest Generation, Inc., Term Loan, VAR, 9.250%, 08/05/16	255
1,000	Dynegy Power LLC, Term Loan, VAR, 9.250%, 08/05/16	996
7	Electrical Components International, Inc., Synthetic Revolving Loan Commitment, VAR, 1.400%, 02/04/16	7
117	Electrical Components International, Inc., Term Loan, VAR, 6.750%, 02/04/17 (f) (i)	110
100	Emdeon Inc., Term Loan B, VAR, 11/01/18 ^	100
265	Equipower Resource Holding, 1st Lien Term Loan, VAR, 5.750%, 01/26/18	263
	EVERTEC, Inc. Term Loan B1,
345	VAR, 5.250%, 09/30/16	339
11	VAR, 5.250%, 09/30/16	11
11	VAR, 5.250%, 09/30/16	11
181	First Data Corp., Initial Tranche B-3, VAR, 2.995%, 09/24/14	168

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	23

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Participations & Assignments — Continued
	United States — Continued
494	Freescale Semiconductor, Inc., Extended Maturity Term Loan, VAR, 4.489%, 12/01/16	474
	Golden Nugget, Inc., Additional Term Advance,
32	VAR, 3.240%, 06/30/14	25
11	VAR, 3.240%, 06/30/14	9
11	VAR, 3.240%, 06/30/14	9
9	VAR, 3.240%, 06/30/14	8
	Golden Nugget, Inc., Term Advance,
59	VAR, 3.240%, 06/30/14	47
53	VAR, 3.240%, 06/30/14	42
1,935	Gymboree, 1st Lien Term Loan, VAR, 5.000%, 02/23/18	1,807
176	High Plains Broadcasting Operating Co. LLC, Term Loan, VAR, 9.000%, 09/14/16	172
350	Hubbard Radio LLC, 1st Lien Term Loan B, VAR, 5.250%, 04/28/17	347
997	Intelsat Jackson Holding, Tranche B Term Loan, VAR, 5.250%, 04/02/18	989
495	Interactive Data Corp., Term Loan B, VAR, 4.500%, 02/11/18	491
500	International Lease Finance Corp., Term Loan 1, VAR, 6.750%, 03/17/15	501
99	inVentiv Health, Inc., Consolidated Term Loan, VAR, 6.500%, 08/04/16 Isle of Capri Casinos, Inc., Term Loan B,	97
143	VAR, 4.750%, 11/01/13	142
7	VAR, 4.750%, 11/01/13	7
	I-Star, Term Loan A-1,
406	VAR, 5.000%, 06/28/13	403
277	VAR, 5.000%, 06/28/13	274
	J. Crew, 1st Lien Term Loan,
597	VAR, 4.750%, 03/07/18	561
200	VAR, 4.750%, 03/07/18	187
1,000	Level 3 Communications, Tranche B II Term Loan, VAR, 5.750%, 09/01/18	981
	Media General, Inc., Term Loan,
83	VAR, 4.745%, 03/29/13	68
281	VAR, 4.819%, 03/29/13	230
420	MEG Energy Corp. Term Loan B, VAR, 4.000%, 03/18/18	418
	MGM Resorts International, Class C Loan,
290	VAR, 7.000%, 02/21/14	282
285	VAR, 7.000%, 02/21/14	277
450	MGM Resorts International, Extended Term Loan, VAR, 7.000%, 02/21/14	438

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
	Michael’s Stores, Term B-1 Loan,
97	VAR, 2.625%, 10/31/13	95
56	VAR, 2.625%, 10/31/13	55
128	VAR, 2.688%, 10/31/13	125
90	VAR, 2.688%, 10/31/13	87
1,292	Momentive Performance, Tranche B-1B Term Loan, VAR, 3.750%, 05/05/15	1,214
	NBTY, Inc., Term B-1 Loans,
396	VAR, 4.250%, 10/01/17	395
71	VAR, 4.250%, 10/01/17	71
29	VAR, 4.250%, 10/01/17	28
655	Newport Television LLC, Term Loan, VAR, 9.000%, 09/14/16	643
200	Newsday, Fixed Rate Term Loan, VAR, 10.500%, 08/01/13	207
	Nexeo Solutions, Term Loan,
154	VAR, 5.000%, 09/08/17	148
125	VAR, 5.000%, 09/08/17	121
125	VAR, 5.000%, 09/08/17	121
260	OM Group, Term Loan B, VAR, 5.750%, 08/01/17	258
	Outback (OSI Restaurant), Prefunded RC Commitment,
55	VAR, 0.163%, 06/14/13	52
5	VAR, 2.688%, 06/14/13	5
11	VAR, 2.750%, 06/14/13	10
651	Outback (OSI Restaurant), Term Loan B, VAR, 2.563%, 06/14/14	620
	Pierre Foods, Inc., 1st Lien Term Loan,
396	VAR, 7.000%, 09/30/16	393
1	VAR, 7.000%, 09/30/16	1
70	Pierre Foods, Inc., 2nd Lien Term Loan, VAR, 11.250%, 09/29/17	69
209	Pilot Travel Centers, 1st Lien Term Loan, VAR, 4.250%, 03/30/18	209
338	Pinafore LLC, Term Loan, VAR, 4.250%, 09/29/16	337
	R.H. Donnelley, Inc., Exit Term Loan,
87	VAR, 9.000%, 10/24/14	35
85	VAR, 9.000%, 10/24/14	35
20	VAR, 9.000%, 10/24/14	8
398	Radio One, 1st Lien Term Loan B, VAR, 7.500%, 03/31/16	371
500	Realogy Corp., Extended Term Loan, VAR, 10/10/16 ^	433
993	Remy International, Inc., Term Loan B, VAR, 6.250%, 12/16/16	978

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2011

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Participations & Assignments — Continued
	United States — Continued
439	Rentech Energy Midwest Corp., Term Loan, VAR, 10.000%, 06/10/16	437
	Reynolds Group Holdings, U.S. Term Loan,
87	VAR, 6.500%, 02/09/18	85
77	VAR, 6.500%, 02/09/18	77
45	VAR, 6.500%, 02/09/18	45
972	Rite Aid Corp., 1st Lien Term Loan 5, VAR, 4.500%, 03/03/18	918
	Rite Aid Corp., Tranche 2 Term Loan,
342	VAR, 2.000%, 06/04/14	324
339	VAR, 2.000%, 06/04/14	321
289	VAR, 2.000%, 06/04/14	274
424	SCH Group, 1st Lien Term Loan, VAR, 6.625%, 04/28/17	352
210	SCH Group, 2nd Lien Term Loan, VAR, 10.500%, 04/30/18	185
	Sealed Air Corp., Term Loan B,
263	VAR, 4.750%, 10/03/18	264
236	VAR, 4.750%, 10/15/18	238
150	Sensata Technologies B.V., Term Loan, VAR, 4.000%, 05/12/18	149
179	Sensus USA, Inc., 1st Lien Term Loan, VAR, 4.750%, 05/09/17	175
60	Sensus USA, Inc., 2nd Lien Term Loan, VAR, 8.500%, 05/09/18	58
572	Styron, 1st Lien Term Loan, VAR, 6.000%, 08/02/17	522
	Swift Transportation Co., Inc., Term Loan,
282	VAR, 6.000%, 12/21/16	281
53	VAR, 6.000%, 12/21/16	53
	Swift Transportation Co., Term Loan,
306	VAR, 6.000%, 12/21/16	305
18	VAR, 6.000%, 12/21/16	18
	Syniverse Holdings, Inc., Term Loan B,
248	VAR, 5.250%, 12/21/17	247
1	VAR, 5.250%, 12/21/17	1
350	Terex Corp., Term Loan, VAR, 5.500%, 04/30/17	349
	Texas Competitive Electric Holdings Co. LLC, Extended-Term Loan,
1,077	VAR, 4.742%, 10/10/17	730
1,144	VAR, 4.772%, 10/10/17	775
1	VAR, 4.772%, 10/10/17	1
	Texas Competitive Electric Holdings Co. LLC, Non-Extended Term Loan,
900	VAR, 3.742%, 10/10/14	669

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — Continued
1	VAR, 3.772%, 10/10/14	1
321	VAR, 3.808%, 10/10/14	239
264	Tishman Speyer Office, Term Loan, VAR, 8.000%, 05/04/12	259
400	Transdigm Group, Inc., Term Loan, VAR, 02/14/17 ^	398
3	TWCC Holding Corp., First Lien Term Loan B, VAR, 4.250%, 02/11/17	3
993	UCI International, Inc., Term Loan, VAR, 5.500%, 07/26/17	993
	United Airlines, Term Loan B,
887	VAR, 2.250%, 02/01/14	857
352	VAR, 2.250%, 02/01/14	339
942	Univision Communications, Inc., Extended 1st Lien Term Loan, VAR, 4.496%, 03/31/17	854
748	Univision Communications, Inc., Initial Term Loan, VAR, 2.246%, 09/29/14	717
80	UPC Holdings, Term Loan, VAR, 12/31/17 ^	80
605	Vanguard Health Systems, Term Loan B, VAR, 5.000%, 01/29/16	598
	Vertis, Inc., 1st Lien Term Loan,
532	VAR, 11.750%, 12/21/15	345
9	VAR, 11.750%, 12/21/15	6
	Visant Corp., 1st Lien Term Loan,
1,678	VAR, 5.250%, 12/22/16	1,587
108	VAR, 5.250%, 12/22/16	102
995	Weather Channel (The), First Lien
	Term Loan B, VAR, 4.250%, 02/11/17	995
159	Western Refining, Inc., Term Loan B,
	VAR, 7.500%, 03/15/17	160
503	Xerium Technologies, Inc., Initial U.S. Term Loan, VAR, 5.500%, 05/26/17	490

	Total Loan Participations & Assignments (Cost $57,916)	56,339

SHARES
Preferred Stocks — 2.1%
	Brazil — 0.3%
90	Cia de Bebidas das Americas, ADR (m)	3,037
96	Cia de Transmissao de Energia Electrica Paulista (m)	2,771

		5,808

	United Kingdom — 0.2%
98	AngloGold Ashanti Holdings Finance plc, 6.000%, 09/15/13	5,034

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	25

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE

Preferred Stocks — Continued
		United States — 1.6%
1		Ally Financial, Inc., 7.000%, 12/31/11 (e) (x)	456
7		Bank of America Corp., Series L, 7.250%, 01/30/13 (x)	5,747
6		Citigroup Capital XIII, VAR, 7.875%, 10/30/40	162
2		CoBank ACB, 7.000%, 12/02/11 (e) (x)	84
—	(h)	Constar International, Inc. (a) (f) (i)	12
—	(h)	Eurofresh, Inc., ADR (a) (f) (i)	—
158		General Motors Co., Series B, 4.750%, 12/01/13	6,564
12		GMAC Capital Trust I, Series 2, VAR, 8.125%, 02/15/40	252
40		HCP, Inc., Series F, 7.100%, 12/02/11 (m) (x)	1,001
34		Kilroy Realty Corp., Series F, 7.500%, 12/02/11 (m) (x)	845
16		M/I Homes, Inc., Series A, 9.750%, 03/15/12 (a) (x)	240
129		NextEra Energy, Inc., 7.000%, 09/01/13	6,846
121		PPL Corp., 8.750%, 05/01/14	6,581
41		ProLogis, Inc., Series L, 6.500%, 12/02/11 (m) (x)	960
40		Public Storage, Series M, 6.625%, 01/09/12 (m) (x)	1,015
34		Regency Centers Corp., Series E, 6.700%, 12/02/11 (m) (x)	840
31		Taubman Centers, Inc., Series G, 8.000%, 12/02/11 (m) (x)	777
42		Vornado Realty Trust, Series G, 6.625%, 12/02/11 (m) (x)	1,066
22		Weingarten Realty Investors, Series F, 6.500%, 01/30/12 (m) (x)	566

			34,014

		Total Preferred Stocks (Cost $46,882)	44,856

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

Supranational — 0.3%
6,380		Eurasian Development Bank, Reg. S., 7.375%, 09/29/14 (Cost $6,790)	6,715

U.S. Treasury Obligation — 0.0% (g)
300		U.S. Treasury Note, 0.875%, 01/31/12 (k) (Cost $300)	301

NUMBER OF WARRANTS
		Warrants — 0.0% (g)
		United States — 0.0% (g)
		General Motors Co.,
—	(h)	expiring 7/10/2016 (a)	8
—	(h)	expiring 7/10/2019 (a)	6

		Total Warrants (Cost $17)	14

SHARES
Short-Term Investment — 2.4%
		Investment Company — 2.4%
51,560		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.075% (b) (l) (Cost $51,560)	51,560

		Total Investments — 98.7% (Cost $2,123,430)	2,078,741
		Other Assets in Excess of Liabilities — 1.3%	27,619

		NET ASSETS — 100.0%	$2,106,360

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2011

Summary of Investments by Industry, October 31, 2011

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Investment Trusts (REITs)	6.4%
Foreign Government Securities	5.2
Oil, Gas & Consumable Fuels	5.2
Diversified Telecommunication Services	5.0
Hotels, Restaurants & Leisure	3.9
Media	3.9
Non-Agency CMO	3.5
Commercial Banks	3.4
Asset-Backed Securities	3.2
Pharmaceuticals	3.2
Diversified Financial Services	3.0
Wireless Telecommunication Services	2.5
Health Care Providers & Services	2.3
IT Services	2.3
Electric Utilities	2.1
Insurance	2.1
Chemicals	2.0
Consumer Finance	1.9
Broadcasting & Cable TV	1.7

INDUSTRY	PERCENTAGE
Metals & Mining	1.7%
Automobiles	1.5
Semiconductors & Semiconductor Equipment	1.5
Tobacco	1.4
Multi-Utilities	1.4
Independent Power Producers & Energy Traders	1.3
Specialty Retail	1.2
Containers & Packaging	1.1
Food Products	1.1
Household Durables	1.1
Food & Staples Retailing	1.1
Household Products	1.1
Road & Rail	1.1
Capital Markets	1.0
Real Estate Management & Development	1.0
Industrial Conglomerates	1.0
Commercial Services & Supplies	1.0
Short-Term Investment	2.5
Others (each less than 1.0%)	14.1

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(68)	Euro FX	12/19/11	$(11,832)	$(224)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	27

JPMorgan Income Builder Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in U.S. dollars, unless otherwise noted)

(Amounts in thousands)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of October 31, 2011. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
PIK	— Payment-in-Kind
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

SEK	— Swedish Krona
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2011.
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2011.
ZAR	— South African Rand

(a)	— Non-income producing security
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The fund owns fair valued securities with a value of approximately $14,172,000 which amounts to 0.7% of total investments. In addition, the value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments are approximately $447,203,000 and 21.5%, respectively.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of October 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments, and forward foreign currency exchange contracts.

(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2011.

^	— All or a portion of the security is unsettled as of October 31, 2011. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2011

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011

(Amounts in thousands, except per share amounts)

Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$2,027,181
Investments in affiliates, at value	51,560

Total investment securities, at value	2,078,741
Cash	42
Foreign currency, at value	1,726
Receivables:
Investment securities sold	11,021
Fund shares sold	20,348
Interest and dividends from non-affiliates	24,353
Dividends from affiliates	2
Tax reclaims	117
Variation margin on futures contracts	194

Total Assets	2,136,544

LIABILITIES:
Payables:
Dividends	1,615
Investment securities purchased	22,451
Fund shares redeemed	4,493
Accrued liabilities:
Investment advisory fees	398
Administration fees	79
Shareholder servicing fees	42
Distribution fees	663
Custodian and accounting fees	82
Trustees’ and Chief Compliance Officer’s fees	8
India capital gains tax	59
Other	294

Total Liabilities	30,184

Net Assets	$2,106,360

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	29

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands, except per share amounts)

Income Builder Fund
NET ASSETS:
Paid in capital	$2,186,903
Accumulated undistributed (distributions in excess of) net investment income	(942)
Accumulated net realized gains (losses)	(34,574)
Net unrealized appreciation (depreciation)	(45,027)

Total Net Assets	$2,106,360

Net Assets:
Class A	$736,186
Class C	853,688
Select Class	516,486

Total	$2,106,360

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	81,694
Class C	94,873
Select Class	57,280

Net Asset Value (a):
Class A — Redemption price per share	$9.01
Class C — Offering price per share (b)	9.00
Select Class — Offering and redemption price per share	9.02
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.43

Cost of investments in non-affiliates	$2,071,870
Cost of investments in affiliates	51,560
Cost of foreign currency	1,765

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2011

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2011

(Amounts in thousands)

	Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$61,120
Interest income from affiliates	—	(a)
Dividend income from non-affiliates	31,304
Dividend income from affiliates	35
Foreign taxes withheld	(1,907)

Total investment income	90,552

EXPENSES:
Investment advisory fees	6,602
Administration fees	1,300
Distribution fees:
Class A	1,325
Class C	4,312
Shareholder servicing fees:
Class A	1,325
Class C	1,437
Select Class	905
Custodian and accounting fees	286
Interest expense to affiliates	1
Professional fees	80
Trustees’ and Chief Compliance Officer’s fees	21
Printing and mailing costs	128
Registration and filing fees	176
Transfer agent fees	856
Other	15

Total expenses	18,769

Less amounts waived	(5,518)
Less earnings credits	—	(a)

Net expenses	13,251

Net investment income (loss)	77,301

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(30,994)
Futures	(532)
Foreign currency transactions	(235)

Net realized gain (loss)	(31,761)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(71,265	)(b)
Futures	277
Foreign currency translations	(53)
Unfunded commitments	—	(a)

Change in net unrealized appreciation (depreciation)	(71,041)

Net realized/unrealized gains (losses)	(102,802)

Change in net assets resulting from operations	$(25,501)

(a)	Amount rounds to less than $1,000.
(b)	Net of change in India capital gains of approximately $(59,000).

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	31

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Income Builder Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$77,301	$9,168
Net realized gain (loss)	(31,761)	667
Change in net unrealized appreciation (depreciation)	(71,041)	25,747

Change in net assets resulting from operations	(25,501)	35,582

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(29,118)	(4,145)
Class C
From net investment income	(28,820)	(2,836)
Select Class
From net investment income	(20,398)	(2,320)

Total distributions to shareholders	(78,336)	(9,301)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,650,774	513,581

NET ASSETS:
Change in net assets	1,546,937	539,862
Beginning of period	559,423	19,561

End of period	$2,106,360	$559,423

Accumulated undistributed (distributions in excess of) net investment income	$(942)	$139

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2011

	Income Builder Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$713,836	$238,625
Dividends and distributions reinvested	24,550	3,371
Cost of shares redeemed	(183,291)	(35,068)
Redemption fees	58	39

Change in net assets from Class A capital transactions	$555,153	$206,967

Class C
Proceeds from shares issued	$737,230	$197,629
Dividends and distributions reinvested	20,653	1,921
Cost of shares redeemed	(70,286)	(2,591)
Redemption fees	61	27

Change in net assets from Class C capital transactions	$687,658	$196,986

Select Class
Proceeds from shares issued	$539,716	$140,250
Dividends and distributions reinvested	13,603	1,841
Cost of shares redeemed	(145,395)	(32,479)
Redemption fees	39	16

Change in net assets from Select Class capital transactions	$407,963	$109,628

Total change in net assets from capital transactions	$1,650,774	$513,581

SHARE TRANSACTIONS:
Class A
Issued	75,710	26,903
Reinvested	2,639	380
Redeemed	(19,925)	(4,024)

Change in Class A Shares	58,424	23,259

Class C
Issued	78,332	22,091
Reinvested	2,226	216
Redeemed	(7,710)	(293)

Change in Class C Shares	72,848	22,014

Select Class
Issued	57,377	15,591
Reinvested	1,461	208
Redeemed	(15,990)	(3,653)

Change in Select Class Shares	42,848	12,146

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Income Builder Fund
Class A
Year Ended October 31, 2011	$9.37	$0.49		$(0.36)	$0.13	$(0.49)	$—	(e)
Year Ended October 31, 2010	8.47	0.48	(f)	0.89	1.37	(0.47)	—	(e)
Year Ended October 31, 2009	6.90	0.47		1.51	1.98	(0.41)	—
Year Ended October 31, 2008	9.90	0.57		(3.02)	(2.45)	(0.55)	—
May 31, 2007 (g) through October 31, 2007	10.00	0.24		(0.15)	0.09	(0.19)	—

Class C
Year Ended October 31, 2011	9.36	0.45		(0.36)	0.09	(0.45)	—	(e)
Year Ended October 31, 2010	8.47	0.43	(f)	0.90	1.33	(0.44)	—	(e)
Year Ended October 31, 2009	6.90	0.43		1.51	1.94	(0.37)	—
Year Ended October 31, 2008	9.89	0.52		(3.00)	(2.48)	(0.51)	—
May 31, 2007 (g) through October 31, 2007	10.00	0.22		(0.16)	0.06	(0.17)	—

Select Class
Year Ended October 31, 2011	9.37	0.50		(0.34)	0.16	(0.51)	—	(e)
Year Ended October 31, 2010	8.47	0.49	(f)	0.90	1.39	(0.49)	—	(e)
Year Ended October 31, 2009	6.90	0.49		1.51	2.00	(0.43)	—
Year Ended October 31, 2008	9.90	0.59		(3.01)	(2.42)	(0.58)	—
May 31, 2007 (g) through October 31, 2007	10.00	0.25		(0.15)	0.10	(0.20)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Amount rounds to less than $0.01.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.01	1.36%	$736,186	0.74%		5.43%	1.14%	38%
9.37	16.76	218,031	0.74		5.36	1.37	49
8.47	29.77	97	0.95		6.49	2.34	81
6.90	(25.78)	75	0.95		6.38	2.21	82
9.90	0.94	101	0.96	(h)	5.85	3.18	30

9.00	0.88	853,688	1.24		4.93	1.65	38
9.36	16.20	206,113	1.24		4.82	1.84	49
8.47	29.15	96	1.45		5.99	2.84	81
6.90	(26.10)	74	1.45		5.88	2.71	82
9.89	0.69	101	1.46	(h)	5.35	3.68	30

9.02	1.61	516,486	0.59		5.58	0.90	38
9.37	16.90	135,279	0.60		5.53	1.23	49
8.47	30.08	19,368	0.70		6.74	2.09	81
6.90	(25.59)	14,893	0.70		6.63	1.96	82
9.90	1.03	20,000	0.71	(h)	6.09	2.93	30

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Income Builder Fund	Class A, Class C and Select Class	Diversified

The investment objective of the Fund is to maximize income while maintaining prospects for capital appreciation.

The Fund commenced operations on May 31, 2007.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2011

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by country as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$29,866	$—	$29,866
Belgium	—	3,422	—	3,422
Bermuda	791	—	—	791
Brazil	13,881	—	—	13,881
Canada	5,030	—	—	5,030
China	—	19,881	—	19,881
Czech Republic	—	5,255	—	5,255
Finland	—	14,014	—	14,014
France	—	58,855	—	58,855
Germany	—	39,602	—	39,602
Hong Kong	—	17,255	—	17,255
India	—	1,803	—	1,803
Indonesia	—	2,869	—	2,869
Italy	—	6,067	—	6,067
Japan	—	49,729	—	49,729
Kazakhstan	—	1,976	—	1,976
Luxembourg	51	—	—	51
Malaysia	—	8,103	—	8,103
Mexico	2,686	3,352	—	6,038
Netherlands	28	29,883	—	29,911
New Zealand	—	3,826	—	3,826
Norway	—	6,180	—	6,180
Philippines	—	2,497	—	2,497
Poland	—	5,947	—	5,947
Qatar	—	7,273	—	7,273
Russia	—	5,902	—	5,902
Singapore	—	21,037	—	21,037
South Africa	—	14,519	—	14,519
South Korea	—	14,152	—	14,152
Sweden	—	5,401	—	5,401
Switzerland	—	5,559	—	5,559
Taiwan	—	17,847	—	17,847
Thailand	—	9,138	—	9,138
Turkey	—	7,063	—	7,063
United Kingdom	—	50,122	—	50,122
United States	238,481	—	22	238,503

Total Common Stocks	260,948	468,395	22	729,365

OCTOBER 31, 2011	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks
Brazil	$2,771	$3,037	$—	$5,808
United Kingdom	—	5,034	—	5,034
United States	—	34,002	12	34,014

Total Preferred Stocks	2,771	42,073	12	44,856

Debt Securities
Asset-Backed Securities	—	67,561	—	67,561
Collateralized Mortgage Obligations
Non-Agency CMO
United States	—	73,545	—	73,545
Commercial Mortgage-Backed Security	—	1,667	—	1,667
Convertible Bonds
Australia	—	8,053	—	8,053
Bermuda	—	1,550	—	1,550
Cayman Islands	—	10,003	—	10,003
Greece	—	3,803	—	3,803
India	—	9,307	—	9,307
Mexico	—	3,981	—	3,981
Netherlands	—	83	—	83
South Africa	—	5,203	—	5,203
South Korea	—	5,857	—	5,857
Spain	—	1,643	—	1,643
Sweden	—	489	—	489
United Arab Emirates	—	2,101	—	2,101
United Kingdom	—	16,307	—	16,307
United States	—	14,256	—	14,256

Total Convertible Bonds	—	82,636	—	82,636

Corporate Bonds
Australia	—	3,969	—	3,969
Austria	—	—	637	637
Bahamas	—	544	—	544
Bermuda	—	3,814	—	3,814
Canada	—	10,368	—	10,368
Cayman Islands	—	2,926	—	2,926
France	—	2,090	—	2,090
Germany	—	1,172	—	1,172
Ireland	—	9,180	—	9,180
Japan	—	922	—	922
Kazakhstan	—	11,535	—	11,535
Luxembourg	—	33,140	—	33,140
Mexico	—	2,564	—	2,564
Netherlands	—	8,045	—	8,045
Norway	—	372	—	372
United Arab Emirates	—	6,058	—	6,058
United Kingdom	—	6,495	—	6,495
United States	—	738,503	55	738,558

Total Corporate Bonds	—	841,697	692	842,389

Foreign Government Securities	—	108,457	13,336	121,793
Supranational	—	6,715	—	6,715
U. S. Treasury Obligation	—	301	—	301
Loan Participations & Assignments
United States	—	56,229	110	56,339
Warrants
United States	—	14	—	14

38	J.P. MORGAN FUNDS	OCTOBER 31, 2011

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$51,560	$—	$—	$51,560

Total Investments in Securities	$315,279	$1,749,290	$14,172	2,078,741

Depreciation in Other Financial Instruments
Futures Contracts	$(224)	$—	$—	$(224)

There were no transfers between Levels 1 and 2 during the year ended October 31, 2011.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 10/31/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)		Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/11
Investments in Securities
Common Stocks — Luxembourg	$51	$—	$—	$—		$—	$—	$—	$(51)	$—
Common Stocks — United States	24	—	19	—		—	(21)	—	—	22
Corporate Bonds — Austria	—	—	(54)	—		691	—	—	—	637
Corporate Bonds — Canada	5	—	—	—		—	(3)	—	(2)	—
Corporate Bonds — United States	410	177	9	6		1,020	(1,544)	—	(23)	55
Foreign Government Securities — Colombia	—	—	(713)	—		6,830	—	—	—	6,117
Foreign Government Securities — Indonesia	—	—	1,155	—		6,064	—	—	—	7,219
Loan Participations & Assignments — United States	284	(5)	(5)	—	(a)	222	(102)	—	(284)	110
Preferred Stocks — United States	85	—	(7)	—		14	—	—	(80)	12

Total	$859	$172	$404	$6		$14,841	$(1,670)	$—	$(440)	$14,172

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(a)	Amount rounds to less than $1,000.

Transfers into, and out of, Level 3 are valued using values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at October 31, 2011, which were valued using significant unobservable inputs (Level 3), amounted to approximately $386,000. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of October 31, 2011, were approximately $14,172,000 and 0.7%, respectively.

C. Loan Participations and Assignments — The Fund invests in loan participations and assignments of all or a portion of the loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower and the Selling Participant and any other persons interpositioned between the Fund and the borrower (“Intermediate Participants”). Although certain loan assignments or participations are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan assignments and participations are vulnerable to market conditions such that economic

OCTOBER 31, 2011	J.P. MORGAN FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

conditions or other events may reduce the demand for loan assignments and participations and certain loan assignments and participations which were liquid, when purchased, may become illiquid.

D. Futures Contracts — The Fund uses index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s futures activities during the year ended October 31, 2011 (amounts in thousands):

	Income Builder Fund
Futures Contracts:
Average Notional Balance Long	$8,304	(a)
Average Notional Balance Short	11,879
Ending Notional Balance Long	—
Ending Notional Balance Short	11,832

(a)	Average is for the periods November 1, 2010 through November 30, 2010 and February 1, 2011 through February 28, 2011.

E. Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2011, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Statement of Assets and Liabilities Location
Liabilities:		Futures Contracts (a)
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	$(224)

Total		$(224)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2011, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$(171)	$(171)
Foreign exchange contracts	(361)	(361)

Total	$(532)	$(532)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Total
Equity contracts	$5	$5
Foreign exchange contracts	272	272

Total	$277	$277

40	J.P. MORGAN FUNDS	OCTOBER 31, 2011

The Fund’s derivative contracts held at October 31, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to the fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

K. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$23	$(46)	$23

The reclassifications for the Fund relate primarily to foreign currency gains or losses and passive foreign investment company (PFIC) gains and losses.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

L. Redemption Fees — Prior to May 2, 2011, shares of the Fund held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the Fund and were credited to paid in capital. Effective May 2, 2011, shares of the Fund are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.45% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2011, the annual effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2011, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$980	$75

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.75%	1.25%	0.60%

The contractual expense limitation agreement was in effect for the year ended October 31, 2011. The contractual expense limitation percentages in the table above are in place until at least February 29, 2012.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2011

For the year ended October 31, 2011, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$1,149	$977	$3,307	$5,433

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in the money market funds for the year ended October 31, 2011 was approximately $85,000.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2011, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2011, the Fund incurred $581 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$2,124,281	$525,914	$256	$35

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2011, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,134,309	$46,951	$102,519	$(55,568)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of PFICs and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$78,336	$78,336

OCTOBER 31, 2011	J.P. MORGAN FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$9,301	$9,301

At October 31, 2011, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,568	$(25,811)	$(55,681)

The cumulative timing differences primarily consist of distributions payable, mark to market of PFICs and wash sale loss deferrals.

As of October 31, 2011, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2016	2017	2019	Total
$1,118	$1,370	$23,323	$25,811

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s Advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

44	J.P. MORGAN FUNDS	OCTOBER 31, 2011

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

As of October 31, 2011, the Fund invested approximately 61.7% of its total investments in the United States.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Income Builder Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Income Builder Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2011

46	J.P. MORGAN FUNDS	OCTOBER 31, 2011

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

OCTOBER 31, 2011	J.P. MORGAN FUNDS	47

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Fund’s investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

48	J.P. MORGAN FUNDS	OCTOBER 31, 2011

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006; from April 2005 to February 2006, Associate, J.P. Morgan Funds Management.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	49

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2011, and continued to hold your shares at the end of the reporting period, October 31, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
Income Builder Fund
Class A
Actual	$1,000.00	$941.20	$3.62	0.74%
Hypothetical	1,000.00	1,021.48	3.71	0.74
Class C
Actual	1,000.00	939.60	6.11	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Select Class
Actual	1,000.00	942.80	2.89	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

50	J.P. MORGAN FUNDS	OCTOBER 31, 2011

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s ongoing compliance processes and structures. The quality of the administrative services provided by J.P. Morgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	51

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for J.P. Morgan Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those J.P. Morgan Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the

52	J.P. MORGAN FUNDS	OCTOBER 31, 2011

independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Fund’s performance was in the second and first quintile for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2010, respectively. The Trustees noted further that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the

Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	53

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Dividends Received Deductions (DRD)

9.52% of ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2011.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. Approximately $78,336,000 of ordinary income distributions was treated as qualified dividends.

54	J.P. MORGAN FUNDS	OCTOBER 31, 2011

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. October 2011.	AN-INCBUILD-1011

Annual Report

J.P. Morgan Funds

October 31, 2011

JPMorgan International Currency Income Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

NOVEMBER 23, 2011 (Unaudited)

Dear Shareholder:

Early this year, the U.S. economy appeared to gain some momentum, and investors seemed to have greater confidence in the ability of the U.S. economy to recover from the devastating financial crisis of three years ago.

“Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer.”

By June, however, investors’ confidence quickly waned. Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer. In early August, each of the three major U.S. stock indices experienced its worst one-day performance since December 1, 2008.

Today, investors still appear to lack confidence in the ability of European governments to combat the region’s debt crisis. The continued uncertainty surrounding global economic growth has continued to dampen their appetite for risk, leading to heightened equity market volatility.

On a more positive note, however, recent economic data on auto sales, payroll employment, and manufacturing activity all appear to indicate that the U.S. has avoided a double dip recession–at least for now. That being said, as we look ahead into 2012, European debt concerns and soft economic data are likely to continue to impact our global markets.

European credit woes trigger equity downturn

Uncertainty surrounding the European debt crisis and concerns surrounding slowing economic growth helped trigger a sharp downturn in equities in the third quarter of 2011. This downturn was not enough to erase earlier gains, as the Standard & Poor’s 500 Index (“S&P 500 Index”) finished the 12- month period ended October 31, 2011 at a level of 1,253, an 8.1% increase from 12 months earlier.

Global stock indices followed a similar path, as early gains were reversed by growing anxiety over the European financial crisis and weakness in emerging market economies. As of the end of the 12-month reporting period, the MSCI EAFE (Europe, Australasia, and the Far East) Index (net of foreign withholding taxes) had returned -4.1%, while the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes) had returned -7.7% for the same reporting period.

Anxiety over global crisis drives investors to safety

Weak economic growth and a worsening European debt crisis boosted the fixed income market, as investors found retreat in ultra-safe U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 5.0%, the Barclays Capital High Yield Index returned 5.2%, while the Barclays Capital Emerging Markets Index returned 3.8% for the 12-month period ended October 31, 2011.

Amid sluggish economic data and continued euro zone debt concerns, U.S. Treasury securities maturing in 10 years or more soared in price, pushing yields to historic lows. At one point, 10-year U.S. Treasury yields dipped below 2%, the lowest level since the 1940s. The yields on the benchmark 10-year U.S. Treasury dropped from 2.6% 12 months ago to 2.2% as of October 31, 2011. Yields on the 30-year U.S. Treasury also declined, falling from 4.0% to 3.2% as of the end of the 12-month period, while the two-year note was unchanged at 0.3%.

Can policy initiatives provide a measure of relief?

Over the past several months, investors have grappled with U.S. and European political gridlock as well as sovereign debt issues that have provoked fears of escalating contagion in the European debt crisis. This situation remains an ongoing source of concern, and until further efforts are made to stabilize the crisis in that region, we believe investors should expect continued market volatility — particularly in the short run.

Looking forward, however, we believe U.S. stocks may be positioned to grow in 2012, particularly given current valuations and the prospects for growth in corporate earnings. However, this growth will depend on many factors, including policy initiatives, additional monetary stimulus, as well as other efforts to promote stability. Until this occurs, the uncertain climate appears to suggest the need for a balanced investment strategy — including a focus on risk management and a diversified approach to fixed income investing.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2012 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

OCTOBER 31, 2011	J.P. MORGAN FUNDS	1

JPMorgan International Currency Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.43%
Barclays Capital Global Treasury ex U.S. 1-3 Year Index	2.93%
Barclays Capital Global Ex-USD Benchmark Currency (Trade-Weighted) Index	2.75%
Barclays Capital Trade-Weighted Non-Dollar Benchmark Currency (Deposit-Rate based) Index (TWBC) (formerly known as Barclays Capital Trade-Weighted Non-Dollar Benchmark (TWBC) Index)	4.51%

Net Assets as of 10/31/2011 (In Thousands)	$1,932,627

Duration as of 10/31/2011	1.1 years

INVESTMENT OBJECTIVE**

The Fund seeks to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies.

HOW DID THE MARKET PERFORM?

Despite political unrest in the Middle East and North Africa early in the reporting period, investors’ appetite for risk was supported by accommodative polices from the U.S. Federal Reserve, strong corporate earnings and robust merger and acquisition activity. Currency market volatility spiked in mid March after the tragic earthquake and tsunami in Japan. However, the Bank of Japan’s swift action and intervention by the G-7 finance ministers helped stabilize the Japanese Yen.

Uncertainty surrounding global economic growth began to dampen investors’ appetite for risk in May 2011. This negative mood among investors worsened as the market seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion. Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors and the U.S. dollar appreciated strongly in the face of significant risk aversion. Better-than-expected economic data caused investors to regain their appetite for risk in October 2011, and the U.S. dollar gave back some of its previous strength.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The largest detractor from the Fund’s return was its long position in the Mexican Peso, which depreciated versus the U.S.

dollar during the reporting period as investors lost their appetite for risk. In addition, the Mexican economy is largely dependent on the U.S. economy and concerns about slowing U.S. economic growth placed further pressure on the Mexican Peso. The largest contributor to the Fund’s return was the Fund’s long position in the Chinese Yuan, which was established through the use of currency derivatives as Chinese sovereign bonds are not available for purchase by the Fund.

On July 1, 2011, the Fund changed its supplemental Benchmark from the Barclays Capital Trade-Weighted Non-Dollar Benchmark Currency Index (“Old Supplemental Benchmark”) to the Barclays Capital Global Ex-USD Benchmark Currency (Trade-Weighted) Index (“New Supplemental Benchmark”). The New Supplemental Benchmark accounts for the use of forwards and non-deliverable forwards in markets where sovereign debt securities cannot be purchased by U.S. investors. This is more reflective of the strategy employed by the Fund.

HOW WAS THE FUND POSITIONED?

The Fund attempted to benefit from foreign currency strength and weakness against the U.S. dollar. During the reporting period, the Fund increased its exposure to Australian government bonds and decreased its exposure to Euro zone government bonds. To establish positions in currencies, the Fund primarily invested in securities issued by foreign governments, agencies, and supranationals. The Fund also utilized currency derivatives to establish these positions and held U.S. cash as support for these positions.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2011

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	77.3%
Corporate Bonds	4.3
Supranational	2.0
Short-Term Investment	16.4

PORTFOLIO COMPOSITION BY COUNTRY***
Canada	14.8%
France	11.2
Mexico	10.8
United Kingdom	9.3
Australia	6.3
Germany	5.6
South Korea	4.4
Netherlands	4.3
Indonesia	2.8
Brazil	2.5
Supranational	2.0
Sweden	1.9
Finland	1.9
Thailand	1.4
Philippines	1.4
Others (each less than 1.0%)	3.0
Short-Term Investment	16.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	3

JPMorgan International Currency Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	3/30/07
Without Sales Charge		2.24%	8.47%	4.79%
With Sales Charge*		(1.62)	7.11	3.92
CLASS C SHARES	3/30/07
Without CDSC		1.40	7.67	4.08
With CDSC**		0.40	7.67	4.08
SELECT CLASS SHARES	3/30/07	2.43	8.67	5.01

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 10/31/11)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Currency Income Fund, the Barclays Capital Global Treasury Ex-U.S. 1-3 Year Index, the Barclays Capital Global Ex-USD Benchmark Currency (Trade-Weighted) Index, the Barclays Capital Trade-Weighted Non-Dollar Benchmark Currency (Deposit-Rate based) Index (TWBC) and the Lipper International Income Funds Index from March 30, 2007 to October 31, 2011. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital Global Treasury Ex-U.S. 1-3 Year Index, Barclays Capital Global Ex-USD Benchmark Currency (Trade-Weighted) Index and the Barclays Capital Trade-Weighted Non-Dollar Benchmark Currency (Deposit-Rate based) Index (TWBC) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper International Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Global Treasury Ex-U.S. 1-3 Year Index measures the performance of fixed-rate local currency sovereign debt of investment grade countries outside the United States that have remaining maturities of one to three years. The Barclays Capital Global Ex-USD Benchmark Currency (Trade-Weighted) Index is a total return index that is constructed to track the returns performance of a basket of 1-month cash-settled currency forward positions in a basket of currencies versus the U.S. dollar. The Barclays Capital Trade-Weighted Non-Dollar Benchmark Currency (Deposit-Rate based) Index (TWBC) is a weighted average of the foreign exchange value of the U.S. dollar against the currencies of a broad group of major U.S. trading partners. The Lipper International Income Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through November 3, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2011

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in U.S. dollars unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — 4.2%
	Australia — 0.2%
GBP 2,500	Suncorp Group Ltd., 4.000%, 01/16/14 (m)	4,273

	Denmark — 0.6%
EUR 7,700	FIH Erhvervsbank A/S, 2.125%, 03/21/13 (m)	10,745
EUR 150	Nykredit Realkredit A/S, 4.000%, 01/01/12 (m)	208

		10,953

	Germany — 0.3%
EUR 4,100	Commerzbank AG, 2.750%, 01/13/12 (m)	5,694

	Italy — 0.0% (g)
EUR 50	Intesa Sanpaolo S.p.A., 5.375%, 12/19/13 (m)	70

	Netherlands — 0.8%
EUR 15	Deutsche Telekom International Finance B.V., 6.000%, 01/20/17 (m)	24
EUR 5,700	Fortis Bank Nederland N.V., 3.375%, 05/19/14 (m)	8,259
EUR 5,950	LeasePlan Corp N.V., 3.250%, 05/22/14 (m)	8,584

		16,867

	Sweden — 1.2%
	Swedbank AB,
EUR 12,500	3.125%, 02/02/12 (m)	17,392
EUR 4,050	3.625%, 12/02/11 (m)	5,613

		23,005

	United Kingdom — 1.1%
EUR 2,300	Bank of Scotland plc, 3.500%, 11/21/11 (m)	3,186
EUR 50	BAT International Finance plc, 5.375%, 06/29/17 (m)	78
	Lloyds TSB Bank plc,
EUR 60	3.750%, 11/17/11 (m)	83
EUR 50	6.250%, 04/15/14 (m)	72
GBP 3,500	Royal Bank of Scotland plc (The), 4.125%, 11/14/11 (m)	5,634
EUR 8,800	Yorkshire Building Society, 2.250%, 10/26/12 (m)	12,300

		21,353

	United States — 0.0% (g)
EUR 50	AT&T, Inc., 6.125%, 04/02/15 (m)	78
EUR 30	Bank of America Corp., 4.625%, 02/18/14 (m)	41
EUR 50	Cellco Partnership/Verizon Wireless Capital LLC, 8.750%, 12/18/15 (m)	86
EUR 10	Citigroup, Inc., 3.950%, 10/10/13 (m)	14
EUR 25	Goldman Sachs Group, Inc. (The), 4.000%, 02/02/15 (m)	34
EUR 50	Morgan Stanley, 5.500%, 10/02/17 (m)	67

		320

	Total Corporate Bonds (Cost $79,643)	82,535

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — 76.3%
	Australia — 6.0%
AUD 25,000	Australia Government Bond, 5.750%, 05/15/21 (m)	28,841
	New South Wales Treasury Corp.,
AUD 258	5.500%, 03/01/17 (m)	283
AUD 81,400	6.000%, 05/01/12 (m)	86,462

		115,586

	Austria — 0.5%
	Republic of Austria,
EUR 35	4.350%, 03/15/19 (e) (m)	54
EUR 7,080	5.000%, 07/15/12 (e) (m)	10,099

		10,153

	Brazil — 2.5%
BRL 80,400	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/13 (m)	46,536

	Canada — 14.6%
	Government of Canada,
CAD 98,400	1.250%, 12/01/11 (m)	98,749
CAD 96,000	1.500%, 03/01/12 (m)	96,492
CAD 86,300	1.500%, 06/01/12 (m)	86,858
CAD 15	3.750%, 06/01/19 (m)	17
CAD 70	4.000%, 06/01/16 (m)	78

		282,194

	Finland — 1.8%
EUR 24,800	Kingdom of Finland, 4.250%, 09/15/12 (m)	35,430

	France — 11.1%
EUR 50	Caisse d’Amortissement de la Dette Sociale, 3.625%, 04/25/15 (m)	73
	French Treasury Note BTAN,
EUR 36,770	3.000%, 07/12/14 (m)	52,972
EUR 72,925	3.750%, 01/12/12 (m)	101,496
EUR 42,000	Government of France, 5.000%, 04/25/12 (m)	59,288

		213,829

	Germany — 5.2%
	Bundesrepublik Deutschland,
EUR 60	3.500%, 07/04/19 (m)	93
EUR 50	4.250%, 07/04/18 (m)	81
EUR 61,700	Bundesschatzanweisungen, 1.000%, 03/16/12 (m)	85,608
	Kreditanstalt fuer Wiederaufbau,
EUR 25	3.875%, 01/21/19 (m)	38
EUR 30	4.125%, 07/04/17 (m)	46
JPY 1,174,000	Landwirtschaftliche Rentenbank, 1.375%, 04/25/13 (m)	15,256

		101,122

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	5

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in U.S. dollars unless otherwise noted)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — Continued
	Indonesia — 2.8%
	Republic of Indonesia,
IDR73,114,000	8.250%, 07/15/21 (m)	9,415
IDR 110,000,000	9.500%, 06/15/15 (m)	14,010
IDR 80,000,000	11.000%, 12/15/12 (m)	9,656
IDR 169,290,000	12.500%, 03/15/13 (m)	21,036

		54,117

	Israel — 0.8%
ILS 47,800	State of Israel - Shahar, 7.500%, 03/31/14 (m)	14,476

	Malaysia — 0.6%
MYR 37,700	Republic of Malaysia, 2.711%, 02/14/12 (m)	12,280

	Mexico — 10.7%
	United Mexican States,
MXN 891,000	7.750%, 12/14/17 (m)	75,227
MXN 762,000	8.000%, 12/19/13 (m)	61,115
MXN 824,000	9.500%, 12/18/14 (m)	70,201

		206,543

	Netherlands — 3.3%
JPY 17,000	Bank Nederlandse Gemeenten, 1.850%, 11/07/16 (m)	231
	Kingdom of Netherlands,
EUR 46,250	2.500%, 01/15/12 (m)	64,272
EUR 65	4.250%, 07/15/13 (m)	95

		64,598

	Norway — 0.4%
GBP 4,640	Kommunalbanken A.S., 4.875%, 12/10/12 (m)	7,763

	Philippines — 1.4%
	Philippine Government Bond,
PHP 390,000	6.500%, 04/28/21 (m)	9,750
PHP 653,450	8.750%, 03/03/13 (m)	16,701

		26,451

	South Korea — 4.4%
	Republic of Korea,
KRW 8,500,000	3.500%, 06/10/14 (m)	7,615
KRW 84,365,000	4.000%, 06/10/12 (m)	76,343

		83,958

	Sweden — 0.7%
SEK 83,255	Kingdom of Sweden, 5.500%, 10/08/12 (m)	13,257

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Thailand — 1.4%
	Kingdom of Thailand,
THB 66,300	4.125%, 11/01/12 (m)	2,173
THB 200,000	4.250%, 03/13/13 (m)	6,593
THB 180,000	4.500%, 03/11/12 (m)	5,877
THB 370,000	5.250%, 05/12/14 (m)	12,600
THB 4,400	5.375%, 11/30/11 (m)	143

		27,386

	United Kingdom — 8.1%
	United Kingdom Treasury Gilt,
GBP 40,774	2.250%, 03/07/14 (m)	68,106
GBP 2,900	4.750%, 03/07/20 (m)	5,576
GBP 50,680	5.000%, 03/07/12 (m)	82,774

		156,456

	Total Foreign Government Securities (Cost $1,481,153)	1,472,135

Supranational — 2.0%
	European Investment Bank,
JPY 2,180,000	1.250%, 09/20/12 (m)	28,080
JPY 551,100	1.400%, 06/20/17 (m)	7,371
EUR 100	4.250%, 10/15/14 (m)	149
GBP 1,750	4.750%, 06/06/12 (m)	2,878

	Total Supranational (Cost $34,740)	38,478

SHARES
Short-Term Investment — 16.2%
	Investment Company — 16.2%
312,332	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $312,332)	312,332

	Total Investments — 98.7% (Cost $1,907,868)	1,905,480
	Other Assets in Excess of Liabilities — 1.3%	27,147

	NET ASSETS — 100.0%	$1,932,627

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2011

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,244,389	AUD
177,663,368	for JPY	Westpac Banking Corp. #	11/28/11	2,274	2,358	84
217,406,987	JPY
2,061,425	for EUR	Deutsche Bank AG #	11/28/11	2,851	2,782	(69)
38,480,216	ARS	HSBC Bank, N.A. †	11/29/11	8,706	8,862	156
2,895,331	CAD	State Street Corp.	11/28/11	2,856	2,903	47
13,189,027	CHF	Royal Bank of Canada	11/28/11	14,740	15,030	290
6,943,747,520	CLP	HSBC Bank, N.A. †	11/28/11	13,442	14,130	688
27,797,689	CNY	Credit Suisse International †	11/28/11	4,363	4,374	11
54,079,927	CNY	Deutsche Bank AG †	11/28/11	8,520	8,510	(10)
2,594,355,108	CNY	Union Bank of Switzerland AG †	11/28/11	406,225	408,251	2,026
19,676,535,538	COP	HSBC Bank, N.A. †	11/28/11	10,336	10,542	206
2,750,000	EUR	Barclays Bank plc	11/28/11	3,830	3,804	(26)
5,391,925	EUR	HSBC Bank, N.A.	11/28/11	7,569	7,459	(110)
204,587,737	HKD	Barclays Bank plc	11/28/11	26,306	26,338	32
18,801,368	ILS	Union Bank of Switzerland AG	11/28/11	5,155	5,180	25
1,624,762,636	INR	Union Bank of Switzerland AG †	11/28/11	32,876	33,208	332
5,252,162,324	JPY	State Street Corp.	11/28/11	68,240	67,212	(1,028)
290,420,439	MXN	Barclays Bank plc	11/28/11	21,546	21,736	190
38,560,075	MXN	Credit Suisse International	11/28/11	2,846	2,886	40
63,262,996	MYR	Union Bank of Switzerland AG †	11/29/11	20,287	20,588	301
560,404,953	RUB	Citibank, N.A. †	11/28/11	17,799	18,396	597
50,533,250	SAR	HSBC Bank, N.A.	11/28/11	13,476	13,475	(1)
20,006,557	SEK	State Street Corp.	11/28/11	3,024	3,065	41
48,794,864	SGD	Westpac Banking Corp.	11/28/11	38,768	38,887	119
1,334,163,907	TWD	Deutsche Bank AG †	11/28/11	44,083	44,615	532
				780,118	784,591	4,473

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	7

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in U.S. dollars unless otherwise noted)

(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/11	NET UNREALIZED APPRECIATION (DEPRECIATION)
88,749,175	AUD	Royal Bank of Canada	11/28/11	90,640	93,240	(2,600)
15,773,888	BRL	Deutsche Bank AG†	11/28/11	8,788	9,126	(338)
2,663,572	CAD	HSBC Bank, N.A.	11/28/11	2,676	2,670	6
25,659,878	CAD	Royal Bank of Canada	11/28/11	25,248	25,730	(482)
23,489,535	CNY	Citibank, N.A.†	11/28/11	3,701	3,696	5
44,795,064	CNY	Deutsche Bank AG†	11/28/11	7,024	7,049	(25)
71,555,824	EUR	Barclays Bank plc	11/28/11	98,722	98,987	(265)
55,117,000	EUR	TD Bank Financial Group	11/28/11	75,845	76,246	(401)
65,728,129	GBP	Citibank, N.A.	11/28/11	103,506	105,661	(2,155)
6,358,636	GBP	Westpac Banking Corp.	11/28/11	10,050	10,223	(173)
90,114,532,090	IDR	Deutsche Bank AG†	11/28/11	10,091	10,150	(59)
60,988,339,476	IDR	Union Bank of Switzerland AG†	11/28/11	6,851	6,870	(19)
12,507,995,878	KRW	Deutsche Bank AG†	11/28/11	10,912	11,265	(353)
35,621,837	MXN	Barclays Bank plc	11/28/11	2,711	2,666	45
124,646,798	MXN	Deutsche Bank AG	11/28/11	9,274	9,329	(55)
311,857,518	PHP	Citibank, N.A.†	11/28/11	7,193	7,303	(110)
197,726,852	PHP	Deutsche Bank AG†	11/28/11	4,570	4,631	(61)
170,611,278	PHP	HSBC Bank, N.A.†	11/28/11	4,014	3,995	19
				481,816	488,837	(7,021)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/11 of the currency being sold, and the value at 10/31/11 is the U.S. Dollar market value of the currency being purchased.
†	Non-deliverable forward. See Note 2.D. in the Notes to Financial Statements.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNY	— China Yuan
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel

INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— Korea Republic Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PHP	— Philippines Peso
RUB	— Russian Ruble
SAR	— Saudi Arabia Riyal
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
TWD	— Taiwan Dollar

(b)	Investmentin affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

    Securityis exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	Amountrounds to less than 0.1%.
(l)	Therate shown is the current yield as of October 31, 2011.
(m)

    Allor a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2011	J.P. MORGAN FUNDS	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011

(Amounts in thousands, except per share amounts)

International Currency Income Fund
ASSETS:
Investments in non-affiliates, at value	$1,593,148
Investments in affiliates, at value	312,332

Total investment securities, at value	1,905,480
Cash	90
Receivables:
Fund shares sold	4,924
Interest from non-affiliates	26,270
Dividends from affiliates	19
Receivable for foreign currency	13,474
Unrealized appreciation on forward foreign currency exchange contracts	5,792

Total Assets	1,956,049

LIABILITIES:
Payables:
Foreign currency, at value	13,460
Fund shares redeemed	565
Unrealized depreciation on forward foreign currency exchange contracts	8,340
Accrued liabilities:
Investment advisory fees	569
Administration fees	148
Shareholder servicing fees	81
Distribution fees	2
Custodian and accounting fees	157
Trustees’ and Chief Compliance Officer’s fees	3
Other	97

Total Liabilities	23,422

Net Assets	$1,932,627

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2011

International Currency Income Fund
NET ASSETS:
Paid in capital	$1,893,686
Accumulated undistributed (distributions in excess of) net investment income	44,356
Accumulated net realized gains (losses)	29
Net unrealized appreciation (depreciation)	(5,444)

Total Net Assets	$1,932,627

Net Assets:
Class A	$7,551
Class C	1,255
Select Class	1,923,821

Total	$1,932,627

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	666
Class C	112
Select Class	169,204

Net Asset Value (a):
Class A — Redemption price per share	$11.34
Class C — Offering price per share (b)	11.24
Select Class — Offering and redemption price per share	11.37
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.78

Cost of investments in non-affiliates	$1,595,536
Cost of investments in affiliates	312,332
Proceeds from foreign currency	13,462

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	11

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2011

(Amounts in thousands)

International Currency Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$35,998
Interest income from affiliates	2
Dividend income from affiliates	235
Foreign taxes withheld	(665)

Total investment income	35,570

EXPENSES:
Investment advisory fees	8,372
Administration fees	1,351
Distribution fees:
Class A	18
Class C	8
Shareholder servicing fees:
Class A	18
Class C	3
Select Class	3,784
Custodian and accounting fees	522
Interest expense to affiliates	2
Professional fees	76
Trustees’ and Chief Compliance Officer’s fees	15
Printing and mailing costs	62
Registration and filing fees	65
Transfer agent fees	24
Other	14

Total expenses	14,334

Less amounts waived	(5,697)

Net expenses	8,637

Net investment income (loss)	26,933

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	349
Foreign currency transactions	38,416

Net realized gain (loss)	38,765

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(35,369)
Foreign currency translations	(7,924)

Change in net unrealized appreciation (depreciation)	(43,293)

Net realized/unrealized gains (losses)	(4,528)

Change in net assets resulting from operations	$22,405

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2011

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Currency Income Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,933	$9,127
Net realized gain (loss)	38,765	(10,861)
Change in net unrealized appreciation (depreciation)	(43,293)	37,162

Change in net assets resulting from operations	22,405	35,428

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(74)	(2)
Return of capital	—	(26)
Class C
From net investment income	(4)	— (a)
Return of capital	—	(1)
Class R5 (b)
From net investment income	—	— (a)
Return of capital	—	— (a)
Select Class
From net investment income	(18,787)	(430)
Return of capital	—	(7,028)

Total distributions to shareholders	(18,865)	(7,487)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	952,054	943,297

NET ASSETS:
Change in net assets	955,594	971,238
Beginning of period	977,033	5,795

End of period	$1,932,627	$977,033

Accumulated undistributed (distributions in excess of) net investment income	$44,356	$(2,129)

(a)	Amount rounds to less than $1,000.
(b)	Class R5 Shares liquidated on June 14, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Currency Income Fund
	Year Ended 10/31/2011	Year Ended 10/31/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,890	$6,488
Dividends and distributions reinvested	71	28
Cost of shares redeemed	(3,637)	(1,681)
Redemption fees	— (a)	— (a)

Change in net assets from Class A capital transactions	$2,324	$4,835

Class C
Proceeds from shares issued	$1,136	$1,405
Dividends and distributions reinvested	4	1
Cost of shares redeemed	(777)	(751)
Redemption fees	— (a)	— (a)

Change in net assets from Class C capital transactions	$363	$655

Class R5 (b)
Dividends and distributions reinvested	$—	$— (a)
Cost of shares redeemed	—	(114)
Redemption fees	—	— (a)

Change in net assets from Class R5 capital transactions	$—	$(114)

Select Class
Proceeds from shares issued	$1,285,510	$1,116,590
Dividends and distributions reinvested	1,992	352
Cost of shares redeemed	(338,149)	(179,062)
Redemption fees	14	41

Change in net assets from Select Class capital transactions	$949,367	$937,921

Total change in net assets from capital transactions	$952,054	$943,297

SHARE TRANSACTIONS:
Class A
Issued	512	595
Reinvested	7	3
Redeemed	(317)	(155)

Change in Class A Shares	202	443

Class C
Issued	100	130
Reinvested	— (a)	— (a)
Redeemed	(68)	(71)

Change in Class C Shares	32	59

Class R5 (b)
Reinvested	—	— (a)
Redeemed	—	(11)

Change in Class R5 Shares	—	(11)

Select Class
Issued	112,155	102,575
Reinvested	177	33
Redeemed	(29,561)	(16,660)

Change in Select Class Shares	82,771	85,948

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Class R5 Shares liquidated on June 14, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2011

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2011	J.P. MORGAN FUNDS	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions	Redemption fees
International Currency Income Fund
Class A
Year Ended October 31, 2011	$11.20	$0.18		$0.07	$0.25	$(0.11)	$—	$(0.11)	$—	(e)
Year Ended October 31, 2010	10.74	0.13	(f)	0.42	0.55	(0.01)	(0.08)	(0.09)	—	(e)
Year Ended October 31, 2009	9.34	0.19		1.52	1.71	(0.31)	—	(0.31)	—
Year Ended October 31, 2008	10.58	0.30		(1.18)	(0.88)	(0.36)	—	(0.36)	—
March 30, 2007 (g) through October 31, 2007	10.00	0.19		0.45	0.64	(0.06)	—	(0.06)	—

Class C
Year Ended October 31, 2011	11.12	0.09		0.06	0.15	(0.03)	—	(0.03)	—	(e)
Year Ended October 31, 2010	10.67	0.04	(f)	0.43	0.47	— (e)	(0.02)	(0.02)	—	(e)
Year Ended October 31, 2009	9.32	0.13		1.52	1.65	(0.30)	—	(0.30)	—
Year Ended October 31, 2008	10.56	0.23		(1.18)	(0.95)	(0.29)	—	(0.29)	—
March 30, 2007 (g) through October 31, 2007	10.00	0.16		0.45	0.61	(0.05)	—	(0.05)	—

Select Class
Year Ended October 31, 2011	11.23	0.19		0.08	0.27	(0.13)	—	(0.13)	—	(e)
Year Ended October 31, 2010	10.77	0.15	(f)	0.42	0.57	(0.01)	(0.10)	(0.11)	—	(e)
Year Ended October 31, 2009	9.34	0.22		1.53	1.75	(0.32)	—	(0.32)	—
Year Ended October 31, 2008	10.59	0.32		(1.18)	(0.86)	(0.39)	—	(0.39)	—
March 30, 2007 (g) through October 31, 2007	10.00	0.20		0.45	0.65	(0.06)	—	(0.06)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Amount rounds to less than $0.01.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.34	2.24%	$7,551	0.77%	1.59%	1.19%	28%
11.20	5.18	5,203	0.77	1.20	1.25	75
10.74	18.55	231	1.10	1.92	4.00	71
9.34	(8.66)	194	1.14	2.80	3.62	68
10.58	6.43	213	1.25	3.16	7.55	56

11.24	1.40	1,255	1.52	0.81	1.69	28
11.12	4.44	891	1.52	0.39	1.80	75
10.67	17.86	227	1.75	1.27	4.50	71
9.32	(9.28)	193	1.75	2.09	4.09	68
10.56	6.10	212	1.75	2.66	8.05	56

11.37	2.43	1,923,821	0.57	1.77	0.94	28
11.23	5.32	970,939	0.57	1.38	0.99	75
10.77	18.96	5,221	0.85	2.17	3.75	71
9.34	(8.52)	4,389	0.89	3.05	3.37	68
10.59	6.60	4,794	1.00	3.41	7.30	56

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Currency Income Fund	Class A, Class C and Select Class	Non-Diversified

The investment objective of the Fund is to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies.

Effective November 3, 2009, Class A, Class C and Select Class Shares were publicly offered for investment. Effective December 9, 2009, Class R5 Shares were publicly offered for investment. The outstanding Class R5 Shares were redeemed on June 14, 2010 and the share class was closed.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund is valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2011

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$312,332	$1,593,148	$—	$1,905,480

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$5,792	$—	$5,792

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(8,340)	$—	$(8,340)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for country specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended October 31, 2011.

B. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the fund.

As of October 31, 2011 the Fund did not hold any illiquid securities.

D. Forward Foreign Currency Exchange Contracts — The Fund uses forward foreign currency exchange contracts including non-deliverable forwards mainly as a substitute for securities in which the Fund can invest, to increase income or gain to the Fund and to hedge or manage the Fund’s exposure to foreign currency risks associated with portfolio investments. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

The table below discloses the volume of the Fund’s forward currency contract activities during the year ended October 31, 2011 (amounts in thousands).

International Currency Income Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$621,567
Average Settlement Value Sold	345,414
Ending Settlement Value Purchased	780,118
Ending Settlement Value Sold	481,816

E. Summary of Derivative Information — The following table presents the value of derivatives held as of October 31, 2011, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$5,792

Total		$5,792

Liabilities:
Foreign exchange contracts	Payables	$(8,340)

Total		$(8,340)

The following tables present the effect of derivatives on the Statement of Operations for the year ended October 31, 2011, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$20,475	$20,475

Total	$20,475	$20,475

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(6,854)	$(6,854)

Total	$(6,854)	$(6,854)

The Fund’s derivatives contracts held at October 31, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusion may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2011

I. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$38,417	$(38,417)

The reclassifications for the Fund relate primarily to foreign currency gains or losses.

K. Redemption Fees — Prior to May 2, 2011, shares of the Fund held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the Fund and were credited to paid in capital. Effective May 2, 2011, shares of the Fund are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.55% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2011, the annual effective rate was 0.09% of the Fund’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended October 31, 2011, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$2	$—(a)

(a)	Amount rounds to less than $1,000.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.80%	1.55%	0.60%

The contractual expense limitation agreement was in effect for the year ended October 31, 2011. The contractual expense limitation percentages in the table above are in place until at least February 29, 2012.

For the year ended October 31, 2011, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Shareholder Servicing	Total
$2,128	$3,046	$5,174

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the year ended October 31, 2011 was approximately $523,000.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2011, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2011, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2011

4. Investment Transactions

During the year ended October 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$647,172	$220,758

During the year ended October 31, 2011, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2011, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,907,874	$23,800	$26,194	$(2,394)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$18,865	$18,865

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Return of Capital	Total Distributions Paid
$432	$7,055	$7,487

At October 31, 2011, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$39,883	$37	$(974)

The cumulative timing differences primarily consist of mark to market of forward foreign currency contracts and wash sale loss deferrals.

During the year ended October 31, 2011, the Fund utilized capital loss carryforwards of approximately $156,000.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

OCTOBER 31, 2011	J.P. MORGAN FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including, the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets. Significant shareholder transactions, if any, may impact the Fund’s performance.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2011, substantially all of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan International Currency Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Currency Income Fund (a separate Fund of JPMorgan Trust I) (hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2011

OCTOBER 31, 2011	J.P. MORGAN FUNDS	25

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

26	J.P. MORGAN FUNDS	OCTOBER 31, 2011

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2011	J.P. MORGAN FUNDS	27

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)	Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)	Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006; from April 2005 to February 2006, Associate, J.P. Morgan Funds Management.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2011

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2011, and continued to hold your shares at the end of the reporting period, October 31, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
International Currency Income Fund
Class A
Actual	$1,000.00	$973.90	$3.78	0.76%
Hypothetical	1,000.00	1,021.37	3.87	0.76
Class C
Actual	1,000.00	969.40	7.50	1.51
Hypothetical	1,000.00	1,017.59	7.68	1.51
Select Class
Actual	1,000.00	974.10	2.79	0.56
Hypothetical	1,000.00	1,022.38	2.85	0.56

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2011	J.P. MORGAN FUNDS	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s ongoing compliance processes and structures. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2011

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for J.P. Morgan Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those J.P. Morgan Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the

OCTOBER 31, 2011	J.P. MORGAN FUNDS	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Fund’s performance was in the third and fifth quintiles for Class A and in the third and fourth quintiles for Select Class shares for the one- and three-year period ended December 31, 2010, respectively. The Trustees noted further that the independent consultant indicated that the Fund was meeting its investment objective. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Advisor provide additional Fund performance information to be reviewed with members of the fixed income subcommittee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for both Class A and Select Class Shares were in the first quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2011

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31,2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. Approximately $18,865,000 of ordinary income distributions was treated as qualified dividends.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2011, the Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
International Currency Income Fund	$50,365	$665

OCTOBER 31, 2011	J.P. MORGAN FUNDS	33

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011. All rights reserved. October 2011.	AN-INTLCUR-1011

Annual Report

Highbridge Funds

October 31, 2011

Highbridge Dynamic Commodities Strategy Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 23, 2011

Dear Shareholder:

Early this year, the U.S. economy appeared to gain some momentum, and investors seemed to have greater confidence in the ability of the U.S. economy to recover from the devastating financial crisis of three years ago.

“Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer.”

By June, however, investors’ confidence quickly waned. Weaker global economic data, downgrades of both U.S-issued and European debt, and fears of escalating contagion caused U.S. equities to sell off in the summer. In early August, each of the three major U.S. stock indices experienced its worst one-day performance since December 1, 2008.

Today, investors still appear to lack confidence in the ability of European governments to combat the region’s debt crisis. The continued uncertainty surrounding global economic growth has continued to dampen their appetite for risk, leading to heightened equity market volatility.

On a more positive note, however, recent economic data on auto sales, payroll employment, and manufacturing activity all appear to indicate that the U.S. has avoided a double dip recession — at least for now. That being said, as we look ahead into 2012, European debt concerns and soft economic data are likely to continue to impact our global markets.

European credit woes trigger equity downturn

Uncertainty surrounding the European debt crisis and concerns surrounding slowing economic growth helped trigger a sharp downturn in equities in the third quarter of 2011. This downturn was not enough to erase earlier gains, as the Standard & Poor’s 500 Index (“S&P 500 Index”) finished the 12-month period ended October 31, 2011 at a level of 1253, an 8.1% increase from 12 months earlier.

Global stock indices followed a similar path, as early gains were reversed by growing anxiety over the European financial crisis and weakness in emerging market economies. As of the end of the 12-month reporting period, the MSCI EAFE (Europe, Australasia, and the Far East) (net of foreign withholding taxes) Index had returned -4.1%, while the MSCI EM (Emerging Markets) Index (net of foreign withholding taxes) had returned -7.7% for the same reporting period.

Anxiety over global crisis drives investors to safety

Weak economic growth and a worsening European debt crisis boosted the fixed income market, as investors found retreat in ultra-safe U.S. Treasuries and high-quality corporate bonds. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 5.0%, the Barclays Capital High Yield Index returned 5.2%, while the Barclays Capital Emerging Markets Index returned 3.8% for the 12-month period ended October 31, 2011.

Amid sluggish economic data and continued euro zone debt concerns, U.S. Treasury securities maturing in 10 years or more soared in price, pushing yields to historic lows. At one point, 10-year U.S. Treasury yields dipped below 2%, the lowest level since the 1940s. The yields on the benchmark 10-year U.S. Treasury dropped from 2.6% 12 months ago to 2.2% as of October 31, 2011. Yields on the 30-year U.S. Treasury also declined, falling from 4.0% to 3.2% as of the end of the 12-month period, while the two-year note was unchanged at 0.3%.

Can policy initiatives provide a measure of relief?

Over the past several months, investors have grappled with U.S. and European political gridlock as well as sovereign debt issues that have provoked fears of escalating contagion in the European debt crisis. This situation remains an ongoing source of concern, and until further efforts are made to stabilize the crisis in that region, we believe investors should expect continued market volatility — particularly in the short run.

Looking forward, however, we believe U.S. stocks may be positioned to grow in 2012, particularly given current valuations and the prospects for growth in corporate earnings. However, this growth will depend on many factors, including policy initiatives, additional monetary stimulus, as well as other efforts to promote stability. Until this occurs, the uncertain climate appears to suggest the need for a balanced investment strategy — including a focus on risk management and a diversified approach to fixed income investing.

On behalf of everyone at J.P. Morgan Asset Management, I would like to wish you a very happy holiday season and a safe and healthy year. We look forward to continuing to support your investment goals in 2012 and beyond. Should you have any questions, please visit our website at www.jpmorganfunds.com, or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

.

George C.W. Gatch

CEO — Investment Management Americas

J.P. Morgan Asset Management

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	1

Highbridge Dynamic Commodities Strategy Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.15%
Dow Jones-UBS Commodity Index Total Return	1.58%

Net Assets as of 10/31/2011 (In Thousands)	$2,503,722

INVESTMENT OBJECTIVE**

The Highbridge Dynamic Commodities Strategy Fund (the “Fund”) seeks long-term total return.

INVESTMENT APPROACH

The Fund’s portfolio managers use a systematic and fundamental investment approach that utilizes a proprietary quantitative model with a strong emphasis on risk management.

The Fund’s commodity weightings reflect the Fund’s portfolio managers’ analysis of macroeconomic influences, supply and demand levels, the impact of historical commodity prices, the relationships between various commodities and risk assessments.

The Fund employs a unique risk management process that includes both a volatility target and a drawdown management process, which decreases (increases) the risk target as a function of negative (positive) portfolio performance.

The Fund’s approach is unconstrained versus the Dow Jones-UBS Commodity Index Total Return (the “Benchmark”), an index of commodities.

HOW DID THE COMMODITIES MARKET PERFORM DURING THE REPORTING PERIOD?

The commodities markets finished the twelve months ended October 31, 2011 with a mild positive return but experienced high volatility along the way. Early in the reporting period, commodities markets reacted positively to the Federal Reserve’s continued quantitative easing and geopolitical events. The tragic earthquake and tsunami that struck Japan in March 2011 impacted most commodities negatively in the short term but the recovery was a quick one.

In April 2011, concerns about slowing economic growth began to diminish investors’ appetite for risk. This negative mood among investors worsened as the market seemed to lack confidence in the ability of European governments to combat the region’s debt crisis, stoking fear about economic contagion.

Concerns about the credit downgrade of U.S.-issued debt exacerbated this negative sentiment among investors. In August and September 2011, the European debt crisis and slowing economic growth concerns intensified, causing a broad sell-off among commodities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Benchmark for the twelve months ended October 31, 2011.

The Fund’s overweight position in precious metals was the largest contributor to the Fund’s absolute return during the reporting period. While precious metals, particularly silver, sold off during August and September 2011, the Fund’s investments in this sector still finished as a net contributor to the Fund’s absolute return. The Fund’s overweight in the soft commodities sector (cocoa, coffee, cotton and sugar) also contributed to the Fund’s absolute return and relative performance.

The largest detractor from the Fund’s absolute return was the Fund’s long position in the industrial metals sector, which was hurt by concerns about slowing economic growth.

HOW WAS THE FUND POSITIONED?

The Fund invested in a wholly-owned subsidiary that invested in commodity-linked derivative instruments and provided exposure to the investment returns of the commodities markets without investing directly in physical commodities. The Fund also invested in a portfolio of high-quality fixed income securities, such as commercial paper or other short-term instruments that generally had a weighted average maturity of 90-days or less.

As of the end of the reporting period, the Fund was overweight in the precious metals and financial commodities sectors. Relying on the Fund’s volatility target and a drawdown management process, the Fund lowered its overall exposure to commodities in August and September 2011 as investors’ risk aversion caused heightened volatility in the commodities market.

2	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

CASH INVESTMENTS***
U.S. Government Agency Securities	62.5%
Investment Companies	31.0
Repurchase Agreements	5.4
U.S. Treasury Securities	1.1

PORTFOLIO COMPOSITION BY COUNTRY***
United States	100.0%

NET COMMODITY EXPOSURE****
Precious Metals	26.4%
Agriculture	10.4
Energy	4.5
Industrial Metals	–3.1

TOTAL COMMODITY EXPOSURE****
Total Net Exposure	38.2%
Total Gross Exposure	89.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of October 31, 2011. The Fund’s composition is subject to change.
****	The Fund’s net exposure equals the value of the Fund’s long positions minus the short positions. The Fund’s gross exposure equals the sum of the Fund’s long positions and short positions (adjusted for offsetting positions). Exposures are calculated as the notional value of the Fund’s derivative positions as a percentage of net assets.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	3

Highbridge Dynamic Commodities Strategy Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2011 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2011
	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	1/13/10
Without Sales Charge		7.94%	15.13%
With Sales Charge*		2.29	11.73
CLASS C SHARES	1/13/10
Without CDSC		7.40	14.59
With CDSC**		6.40	14.59
CLASS R5 SHARES	11/30/10	8.38	15.56
SELECT CLASS SHARES	1/13/10	8.15	15.43

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/13/2010 TO 10/31/2011)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 13, 2010.

Returns for Class R5 Shares prior to its inception date were based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been higher than those shown because Class R5 Shares have lower expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Dynamic Commodities Strategy Fund, the Dow Jones-UBS Commodity Index Total Return and the Lipper Commodities General Funds Average from January 13, 2010 to October 31, 2011. The performance of the Lipper Commodities General Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Dow Jones-UBS Commodity Index Total Return does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Commodities General Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Dow Jones-UBS Commodity Index Total Return is composed of futures contracts on 19 physical commodities. The Lipper Commodities General Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Subsequent to inception date of the Fund through March 10, 2010, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

Highbridge Dynamic Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — 5.7%
71,000	Deutsche Bank AG, 0.090%, dated 10/31/11, due 11/01/11, repurchase price $71,000, collateralized by U.S. Treasury Notes, 1.500%, 08/31/18, with a value of $72,420.	71,000
71,000	UBS Warburg LLC, 0.090%, dated 10/31/11, due 11/01/11, repurchase price $71,000, collateralized by U.S. Treasury Bonds, 3.875%, 08/15/40, with a value of $72,420.	71,000

	Total Repurchase Agreements (Cost $142,000)	142,000

U.S. Government Agency Securities — 65.3%
	Federal Farm Credit Bank,
15,433	DN, 0.010%, 11/01/11 (n)	15,433
10,000	DN, 0.010%, 11/18/11 (n)	10,000
15,000	DN, 0.010%, 11/25/11 (n)	15,000
10,000	DN, 0.020%, 12/02/11 (n)	10,000
6,878	DN, 0.200%, 12/27/11 (n)	6,877
	Federal Home Loan Bank,
15,400	DN, 0.001%, 11/01/11 (n)	15,400
60,937	DN, 0.026%, 11/18/11 (n)	60,936
30,000	DN, 0.050%, 11/04/11 (n)	30,000
26,700	DN, 0.050, 12/07/11 (n)	26,700
83,000	0.090%, 11/10/11	82,999
9,246	DN, 0.100%, 02/22/12 (n)	9,245
75,000	DN, 0.110%, 11/02/11 (n)	75,000
24,320	DN, 0.125%, 11/25/11 (n)	24,320
3,000	0.180%, 08/22/12	2,997
	Federal Home Loan Mortgage Corp.,
106,021	DN, 0.039%, 11/21/11 (m) (n)	106,020
40,000	DN, 0.040%, 12/21/11 (m) (n)	39,998
73,541	DN, 0.059%, 12/12/11 (m) (n)	73,539
19,000	DN, 0.065%, 11/07/11 (m) (n)	19,000
8,000	DN, 0.070%, 11/22/11 (m) (n)	8,000
60,000	DN, 0.090%, 03/19/12 (m) (n)	59,991
25,000	DN, 0.095%, 04/09/12 (m) (n)	24,993
17,310	DN, 0.100%, 02/23/12 (m) (n)	17,308
51,000	DN, 0.100%, 04/03/12 (m) (n)	50,987
31,273	DN, 0.100%, 04/16/12 (m) (n)	31,264
35,000	DN, 0.110%, 11/08/11 (m) (n)	35,000
32,000	DN, 0.114%, 11/14/11 (m) (n)	32,000
37,300	DN, 0.142%, 11/09/11 (m) (n)	37,300
12,000	DN, 0.180%, 02/13/12 (m) (n)	11,999
10,000	DN, 0.180%, 10/01/12 (n)	9,986
5,000	DN, 0.190%, 11/30/11 (m) (n)	5,000
5,000	DN, 0.200%, 07/06/12 (m) (n)	4,997

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — Continued
	Federal National Mortgage Association,
40,000	DN, 0.035%, 01/18/12 (m) (n)	39,998
150,000	DN, 0.050%, 12/27/11 (m) (n)	149,996
30,000	DN, 0.055%, 12/02/11 (m) (n)	30,000
26,000	DN, 0.070%, 11/23/11 (m) (n)	26,000
62,300	DN, 0.100%, 12/14/11 (m) (n)	62,298
75,000	DN, 0.100%, 04/02/12 (m) (n)	74,981
24,300	DN, 0.105%, 03/01/12 (m) (n)	24,297
23,500	DN, 0.115%, 11/16/11 (m) (n)	23,500
90,000	DN, 0.120%, 01/17/12 (m) (n)	89,996
50,000	DN, 0.128%, 12/28/11 (m) (n)	49,998
100,000	DN, 0.130%, 07/16/12 (m) (n)	99,928
12,000	DN, 0.180%, 02/13/12 (m) (n)	11,999

	Total U.S. Government Agency Securities (Cost $1,635,133)	1,635,280

U.S. Treasury Obligations — 1.1%
	U.S. Treasury Notes,
4,000	0.875%, 02/29/12 (m)	4,010
20,000	1.375%, 05/15/12 (m)	20,137
4,000	1.375%, 09/15/12 (m)	4,042

	Total U.S. Treasury Obligations (Cost $28,175)	28,189

SHARES
Investment Companies— 32.4%
699,397	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% † (b) (l)	699,397
110,591	JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class Shares, 0.000% † (b) (l)	110,591

	Total Investment Companies (Cost $809,988)	809,988

	Total Investments — 104.5% (Cost $2,615,296)	2,615,457
	Other Assets in Excess of Liabilities — (4.5)%	(111,735)

	NET ASSETS — 100.0%	$2,503,722

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	5

Highbridge Dynamic Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2011 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/11	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
10,598	Australian Dollar	12/19/11	$1,116,075	$38,654
192	Lean Hogs*	12/14/11	6,718	(150)

				$38,504

Return Swaps on Commodities
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Newedge USA, LLC
	Long Positions
	NYBOT-ICE Sugar #11 (World) March 2012 Futures	02/22/12	$79,862	$(3,612)
	CBOT Soybean January 2012 Futures	12/22/11	50,151	(682)
	CME Live Cattle December 2011 Futures	11/28/11	138,904	(4,924)
	CBOT Corn December 2011 Futures	11/22/11	98,991	504
	CBOT Soybean Meal December 2011 Futures	11/22/11	9,325	(75)
	CBOT Soybean Oil December 2011 Futures	11/22/11	41,079	(186)
	NYBOT-ICE Cocoa December 2011 Futures	11/09/11	13,804	(1,316)

	Short Positions
	CBOT Wheat December 2011 Futures	11/22/11	(64,019)	4,716
	NYMEX Natural Gas December 2011 Futures	11/18/11	(125,534)	(1,533)
	NYBOT-ICE Coffee ‘C’ December 2011 Futures	11/14/11	(26,298)	820
	NYMEX WTI Crude Oil December 2011 Futures	11/11/11	(72,502)	(5,808)

				$(12,096)

Jefferies Bache Financial Services, Inc.
	Long Positions
	NYMEX Gasoline RBOB December 2011 Futures	12/30/11	$164,269	$(4,696)
	NYMEX Heating Oil December 2011 Futures	12/30/11	170,066	2,931
	COMEX Gold 100 oz. December 2011 Futures	12/28/11	612,101	(4,695)
	COMEX Silver December 2011 Futures	12/28/11	48,096	646
	LME Copper December 2011 Futures	12/21/11	117,697	6,347
	LME Nickel December 2011 Futures	12/21/11	6,340	(138)
	CBOT Corn December 2011 Futures	12/14/11	36,717	(1,092)

	Short Positions
	COMEX Copper December 2011 Futures	12/28/11	(112,138)	(8,037)
	LME Lead December 2011 Futures	12/21/11	(39,557)	(2,424)
	LME Primary Aluminum December 2011 Futures	12/21/11	(49,755)	(947)
	NYMEX WTI Crude Oil December 2011 Futures	12/18/11	(24,695)	(1,908)
	CBOT Wheat December 2011 Futures	12/14/11	(16,837)	1,782
	NYBOT-ICE Cocoa December 2011 Futures	12/14/11	(33,592)	(104)
	NYBOT-ICE Cotton No.2 December 2011 Futures	12/07/11	(73,700)	(16)

				$(12,351)

Total				$(24,447)

SEE NOTES TO FINANCIAL STATEMENTS.

6	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

AS OF OCTOBER 31, 2011

CBOT	— Chicago Board of Trade
CME	— Chicago Mercantile Exchange
COMEX	— Commodity Exchange, Inc.
DN	— Discount Notes
LME	— London Metal Exchange
NYBOT-ICE	— New York Board of Trade — International Exchange
NYMEX	— New York Mercantile Exchange
RBOB	— Reformulated gasoline blendstock for oxygen blending
WTI	— West Texas Intermediate

*	— These contracts provide for cash settlement based on the price of the underlying commodity.

†	— Approximately $309,296,000 of the investments are restricted and pledged as collateral for swaps to various brokers.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of October 31, 2011.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	7

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2011

(Amounts in thousands, except per share amounts)

Highbridge Dynamic Commodities Strategy Fund
ASSETS:
Investments in non-affiliates, at value	$1,805,469
Investments in affiliates, at value	500,692
Investments in affiliates — restricted, at value	309,296

Total investment securities, at value	2,615,457
Cash	2
Deposits at broker for futures contracts	37,768
Receivables:
Fund shares sold	11,540
Interest from non-affiliates	167
Dividends from affiliates	38
Outstanding swap contracts, at value	17,746

Total Assets	2,682,718

LIABILITIES:
Payables:
Due to broker for swap contracts	117,897
Fund shares redeemed	3,227
Outstanding swap contracts, at value	42,193
Variation margin on futures contracts	12,429
Accrued liabilities:
Investment advisory fees	2,042
Administration fees	182
Shareholder servicing fees	507
Distribution fees	113
Custodian and accounting fees	83
Trustees’ and Chief Compliance Officer’s fees	3
Other	320

Total Liabilities	178,996

Net Assets	$2,503,722

SEE NOTES TO FINANCIAL STATEMENTS.

8	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

Highbridge Dynamic Commodities Strategy Fund
NET ASSETS:
Paid in capital	$2,528,434
Accumulated undistributed net investment income (loss)	(13,832)
Accumulated net realized gains (losses)	(25,098)
Net unrealized appreciation (depreciation)	14,218

Total Net Assets	$2,503,722

Net Assets:
Class A	$261,952
Class C	90,107
Class R5	92,441
Select Class	2,059,222

Total	$2,503,722

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	13,832
Class C	4,799
Class R5	4,848
Select Class	108,199

Net Asset Value (a):
Class A — Redemption price per share	$18.94
Class C — Offering price per share (b)	18.78
Class R5 — Offering and redemption price per share	19.07
Select Class — Offering and redemption price per share	19.03
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.99

Cost of investments in non-affiliates	$1,805,308
Cost of investments in affiliates	500,692
Cost of investments in affiliates — restricted	309,296

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	9

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2011

(Amounts in thousands)

Highbridge Dynamic Commodities Strategy Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,647
Dividend income from affiliates	366

Total investment income	2,013

EXPENSES:
Investment advisory fees	23,411
Administration fees	2,121
Distribution fees:
Class A	541
Class C	525
Shareholder servicing fees:
Class A	541
Class C	175
Class R5 (a)	35
Select Class	3,904
Custodian and accounting fees	140
Interest expense to affiliates	5
Professional fees	218
Trustees’ and Chief Compliance Officer’s fees	24
Printing and mailing costs	66
Registration and filing fees	209
Transfer agent fees	460
Other	132
Interest expense (See Note 2.C.)	98

Total expenses	32,605

Less amounts waived	(4,882)
Less earnings credits	(2)
Less expense reimbursements	(112)

Net expenses	27,609

Net investment income (loss)	(25,596)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3
Futures	(17,435)
Swaps	(18,619)

Net realized gain (loss)	(36,051)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	165
Futures	31,550
Swaps	(63,125)

Change in net unrealized appreciation (depreciation)	(31,410)

Net realized/unrealized gains (losses)	(67,461)

Change in net assets resulting from operations	$(93,057)

(a)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

10	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Highbridge Dynamic Commodities Strategy Fund
	Year Ended 10/31/2011	Period Ended 10/31/2010 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(25,596)	$(1,649)
Net realized gain (loss)	(36,051)	31,520
Change in net unrealized appreciation (depreciation)	(31,410)	45,628

Change in net assets resulting from operations	(93,057)	75,499

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(1,104)	—
Class C
From net realized gains	(381)	—
Class R5 (b)
From net realized gains	(53)	—
Select Class
From net realized gains	(12,186)	—

Total distributions to shareholders	(13,724)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	2,125,091	409,913

NET ASSETS:
Change in net assets	2,018,310	485,412
Beginning of period	485,412	—

End of period	$2,503,722	$485,412

Accumulated undistributed net investment income (loss)	$(13,832)	$—	(c)

(a)	Commencement of operations was January 13, 2010.
(b)	Commencement of offering of class of shares effective November 30, 2010.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	11

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Highbridge Dynamic Commodities Strategy Fund
	Year Ended 10/31/2011	Period Ended 10/31/2010 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$362,022	$50,787
Dividends and distributions reinvested	1,024	—
Cost of shares redeemed	(122,922)	(17,887)
Redemption fees	18	1

Change in net assets from Class A capital transactions	$240,142	$32,901

Class C
Proceeds from shares issued	$98,317	$8,989
Dividends and distributions reinvested	352	—
Cost of shares redeemed	(12,267)	(414)
Redemption fees	6	— (b)

Change in net assets from Class C capital transactions	$86,408	$8,575

Class R5 (c)
Proceeds from shares issued	$117,973	$—
Dividends and distributions reinvested	53	—
Cost of shares redeemed	(22,728)	—
Redemption fees	5	—

Change in net assets from Class R5 capital transactions	$95,303	$—

Select Class
Proceeds from shares issued	$2,016,237	426,154
Dividends and distributions reinvested	3,477	—
Cost of shares redeemed	(316,626)	(57,731)
Redemption fees	150	14

Change in net assets from Select Class capital transactions	$1,703,238	$368,437

Total change in net assets from capital transactions	$2,125,091	$409,913

SEE NOTES TO FINANCIAL STATEMENTS.

12	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

	Highbridge Dynamic Commodities Strategy Fund
	Year Ended 10/31/2011	Period Ended 10/31/2010 (a)
SHARE TRANSACTIONS:
Class A
Issued	17,869	3,375
Reinvested	55	—
Redeemed	(6,221)	(1,246)

Change in Class A Shares	11,703	2,129

Class C
Issued	4,856	579
Reinvested	19	—
Redeemed	(627)	(28)

Change in Class C Shares	4,248	551

Class R5 (c)
Issued	5,984	—
Reinvested	3	—
Redeemed	(1,139)	—

Change in Class R5 Shares	4,848	—

Select Class
Issued	99,670	28,396
Reinvested	187	—
Redeemed	(16,033)	(4,021)

Change in Select Class Shares	83,824	24,375

(a)	Commencement of operations was January 13, 2010.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	13

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain	Redemption fees
Highbridge Dynamic Commodities Strategy Fund
Class A
Year Ended October 31, 2011	$17.90	$(0.31	)(e)	$1.72		$1.41	$(0.37)	$—	(f)
January 13, 2010 (g) through October 31, 2010	15.00	(0.17	)(e)	3.07	(h)	2.90	—	—	(f)

Class C
Year Ended October 31, 2011	17.84	(0.41	)(e)	1.72		1.31	(0.37)	—	(f)
January 13, 2010 (g) through October 31, 2010	15.00	(0.23	)(e)	3.07	(h)	2.84	—	—	(f)

Class R5
November 30, 2010 (i) through October 31, 2011	17.86	(0.20	)(e)	1.78		1.58	(0.37)	—	(f)

Select Class
Year Ended October 31, 2011	17.95	(0.26	)(e)	1.71		1.45	(0.37)	—	(f)
January 13, 2010 (g) through October 31, 2010	15.00	(0.14	)(e)	3.09	(h)	2.95	—	—	(f)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of operations.
(h)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Had this error not been reimbursed, the net realized and unrealized gains (losses) on investments per share would have been $3.08 and the total return would have been 19.60% for Select Class shares. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to the total return for Class A and Class C shares.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

14	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.94	7.94%		$261,952	1.64%	(1.54)%	1.90%	16%
17.90	19.33	(h)	38,127	1.64	(1.39)	2.26	0

18.78	7.40		90,107	2.14	(2.04)	2.40	16
17.84	18.93	(h)	9,832	2.14	(1.88)	2.71	0

19.07	8.92		92,441	1.19	(1.09)	1.47	16

19.03	8.15		2,059,222	1.39	(1.29)	1.65	16
17.95	19.67	(h)	437,453	1.39	(1.14)	2.15	0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Highbridge Dynamic Commodities Strategy Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

The investment objective of the Fund is to seek long-term total return.

The Fund commenced operations on January 13, 2010.

Class R5 Shares commenced operations on November 30, 2010.

Effective May 2, 2011, the Fund is publicly offered on a limited basis.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Basis for Consolidation for the Fund

HCM Commodities Strategy Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 18, 2009 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. As of October 31, 2011, net assets of the Fund were approximately $2,503,722,000 of which approximately $543,031,000, or approximately 22%, represented the Fund’s ownership of the shares of the Subsidiary. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The financial statements include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps (except return swaps on commodities as described in Note 2.C.) and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s net asset value per share as of the report date. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Under these procedures, the Fund primarily employs a market-based approach which may use related or

16	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the CSOI (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities (a)	$809,988	$1,805,469	$—	$2,615,457

Appreciation in Other Financial Instruments
Futures Contracts	$38,654	$—	$—	$38,654
Return Swaps	—	17,746	—	17,746

Total Appreciation in Other Financial Instruments	$38,654	$17,746	$—	$56,400

Depreciation in Other Financial Instruments
Futures Contracts	$(150)	$—	$—	$(150)
Return Swaps	—	(42,193)	—	(42,193)

Total Depreciation in Other Financial Instruments	$(150)	$(42,193)	$—	$(42,343)

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the CSOI. Level 1 consists of two affiliated money market mutual funds, which are held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the CSOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 for the year ended October 31, 2011.

B. Futures Contracts — The Fund uses commodity and foreign exchange futures contracts to obtain long and short exposure to the underlying commodities markets.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the CSOI and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the future’s contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges (i.e. NYMEX), boards of trade or other platforms (e.g. Clearport). The exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. For trades executed on other platforms, these futures contracts must be offset on the same platform in which they were executed; therefore liquidity risk exists to the extent there is a lack of a liquid market for these contracts allowing the fund to close out its position. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

The table below discloses the volume of the Fund’s futures activities during the year ended October 31, 2011 (amounts in thousands):

Futures Contracts:
Average Notional Balance Long	$646,837
Average Notional Balance Short	50,768	(a)
Ending Notional Balance Long	1,122,793
Ending Notional Balance Short	—

(a)	For the period November 1, 2010 through September 30, 2011.

C. Return Swaps on Commodities — The Fund uses return swaps on commodities futures to obtain long and short exposure to commodities markets. The value of a swap agreement is recorded at the beginning of the measurement period. Swap values are based on the values of underlying futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Change in swap values is recorded as change in net unrealized appreciation or depreciation — swaps on the Consolidated Statement of Operations. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into.

Upon entering into a swap, the Fund is required to post an initial collateral amount (referred to as “Independent Amount”), as defined in the swap agreement. Independent Amounts are posted to segregated accounts at the Fund’s custodian. The Fund is required to post additional collateral to the segregated accounts, for the benefit of counterparties, as applicable, for mark to market losses on swaps. Balances in segregated accounts are invested in affiliated money market funds (see Note 3.F. for reimbursements regarding cash collateral amounts invested in these funds). Collateral invested in affiliated money market funds as of October 31, 2011 was approximately $309,296,000 which is reported on the Consolidated Statement of Assets and Liabilities as Investments in affiliates — restricted.

The Fund pays a monthly financing charge to one counterparty, which is calculated based on the average balance of the segregated account excluding Independent Amounts, for the benefit of that counterparty, and a LIBOR-based rate. This amount is recorded as Interest Expense on the Consolidated Statement of Operations.

The Fund is entitled to receive cash from counterparties as collateral for mark to market gains on swap contracts. When the Fund receives such cash collateral, a corresponding liability is recorded, and included in Due to broker for swap contracts on the Consolidated Statement of Assets and Liabilities.

Daily movement of collateral is subject to minimum threshold amounts.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded in the Consolidated Statement of Assets and Liabilities.

The Fund’s activities in return swaps are concentrated with two counterparties. Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The table below discloses the volume of the Fund’s swap activities during the year ended October 31, 2011 (amounts in thousands):

Return Swaps on Commodities:
Average Notional Balance Long	$1,639,817
Average Notional Balance Short	388,437
Ending Notional Balance Long	1,587,402
Ending Notional Balance Short	638,627

18	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

D. Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2011, by their primary underlying risk exposure and respective location on the Consolidated Statement of Assets and Liabilities (amounts in thousands):

Derivative Contract	Consolidated Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Swaps
Commodity contracts	Receivables, Net Assets — Unrealized Appreciation	$—	$17,746
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	38,654	—

Total		$38,654	$17,746

Liabilities:
Commodity contracts	Payables, Net Assets — Unrealized Depreciation	$(150)	$(42,193)

Total		$(150)	$(42,193)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the CSOI. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Consolidated Statement of Operations for the year ended October 31, 2011, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Swaps	Total
Commodity contracts	$27	$(18,619)	$(18,592)
Foreign exchange contracts	(17,462)	—	(17,462)

Total	$(17,435)	(18,619)	$(36,054)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Swaps	Total
Commodity contracts	$534	$(63,125)	$(62,591)
Foreign exchange contracts	31,016	—	31,016

Total	$31,550	$(63,125)	$(31,575)

The Fund’s derivatives contracts held at October 31, 2011 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Consolidated Statement of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

The Subsidiary is classified as a controlled foreign corporation under the Code. The Subsidiary’s taxable income is included in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(30,355)	$11,764	$18,591

The reclassifications for the Fund relate primarily to taxable income from the Subsidiary on return swaps on commodities.

J. Redemption Fees — Prior to May 2, 2011, shares of the Fund held for less than 60 days were generally subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees were paid directly to the Fund and were credited to paid in capital. Effective May 2, 2011, shares of the Fund are no longer subject to a redemption fee regardless of how long such shares have been held.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund and the Subsidiary. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and the Subsidiary and for such services is paid fees. The fee for services to the Fund is accrued daily and paid monthly at an annual fee rate of 1.00% of the Fund’s average daily net assets. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 1.00% of the Subsidiary’s average daily net assets.

The Advisor, on behalf of the Subsidiary, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is wholly-owned by JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan. Under the terms of the sub-advisory agreement, the Advisor pays HCM a monthly sub-advisory fee of 0.75% of the average daily net assets of the Subsidiary.

The Advisor and HCM make the day-to-day investment decisions for the Fund and the Subsidiary, respectively.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2011, the annual effective rate was 0.11% of the Fund’s average daily net assets. In consideration for services rendered to the Subsidiary, the administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

20	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2011, the Distributor retained approximately $182,000 in a front-end sales charge and approximately $13,000 in a CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Fund and Subsidiary. The amounts paid directly to JPMCB by the Fund and the subsidiary for custody and accounting services are included in Custodian and accounting fees in the Consolidated Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Consolidated Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Consolidated Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.65%	2.15%	1.20%	1.40%

The contractual expense limitation agreements were in effect for the year ended October 31, 2011. The expense limitation percentages in the table above are in place until at least February 29, 2012.

For the year ended October 31, 2011, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$4,274	$423	$50	$4,747	$112

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive and/or reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund to the extent that the total waivers do not exceed the total fees charged by the advisor, the administrator or shareholder servicing agent.

The amounts of waivers resulting from investments in the money market funds for the year ended October 31, 2011 were as follows (amounts in thousands):

Direct Investment
$135

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2011 (continued)

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund or Subsidiary for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Consolidated Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2011, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the year ended October 31, 2011, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2011, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$—	$500	$4,022	$—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2011, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,639,481	$165	$165,965	$(165,800)

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows (amounts in thousands):

Total Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$4,485	$9,239	$13,724

At October 31, 2011, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$112,449	$8,132	$(145,288)

The cumulative timing differences primarily consist of differing treatments of gain/loss recognition for return swaps on commodities and mark to market of futures contracts.

Included in the tax basis unrealized appreciation (depreciation) is approximately $121 million of unrealized depreciation related to return swaps on commodities held by the Subsidiary. These unrealized losses will be realized for tax purposes when the swaps expire, within the following year, and can only be utilized by the Fund to the extent of realized gains in the Subsidiary in that same year.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011, may get carried forward indefinitely, and retain their character as a short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption

22	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2011, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Consolidated Statement of Operations. The Fund had no interest expense as a result of borrowings from another fund or from the unsecured, uncommitted credit facility at October 31, 2011 or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund has an affiliated shareholder that owns a significant portion of the Fund’s outstanding shares. Significant shareholder transactions, if any, may impact the Fund’s performance.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap contracts.

The Fund is party to derivative contracts governed by an International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, allowing, the Fund to exercise rights, to the extent not otherwise waived, against counterparties (e.g. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of Highbridge Dynamic Commodities Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Highbridge Dynamic Commodities Strategy Fund (a separate Fund of JPMorgan Trust I) and its subsidiary (hereafter referred to as the “Fund”) at October 31, 2011 and the results of their operations for the year then ended and the changes in their net assets and the financial highlights for the year then ended and for the period January 13, 2010 (commencement of operations) through October 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2011

24	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	154	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	154	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	154	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	154	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	154	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	154	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	154	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	154	Trustee, American University in Cairo (1999-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	154	Trustee, Morgan Stanley Funds (105 portfolios) (1992-present).

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	25

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	154	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	154	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	154	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	154	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Catholic Education Foundation
			(2005-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (154 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

26	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for privacy, personal trading and Code of Ethics compliance since 2004. Mr. Gulinello has been with JPMorgan Chase & Co. since 1972.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980) Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Brian L. Duncan (1965), Assistant Treasurer (2008)*	Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)

Executive Director, JPMorgan Funds Management, Inc. since February 2011, responsible for Taxation; Vice President, JPMorgan Funds Management, Inc. from August, 2006 to February 2011, responsible for Taxation.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)*	Vice President, JPMorgan Funds Management, Inc. since February 2006; from April 2005 to February 2006, Associate, J.P. Morgan Funds Management.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	27

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2011, and continued to hold your shares at the end of the reporting period, October 31, 2011.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During May 1, 2011 to October 31, 2011*	Annualized Expense Ratio
Highbridge Dynamic Commodities Strategy Fund
Class A
Actual	$1,000.00	$844.40	$7.62	1.64%
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class C
Actual	1,000.00	842.50	9.94	2.14
Hypothetical	1,000.00	1,014.42	10.87	2.14
Class R5
Actual	1,000.00	846.40	5.54	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Select Class
Actual	1,000.00	845.40	6.47	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).

28	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Highbridge Dynamic Commodities Strategy Fund

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2011, at which the Trustees considered the continuation of the investment advisory agreement and sub-advisory agreement for the Fund whose annual report is contained herein (each an “Advisory Agreement” and, collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 25, 2011.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s ongoing compliance processes and structures. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	29

commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor. The performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:

The Trustees noted the performance of the Fund since its inception as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of

30	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the fifth quintile, and that the actual total expenses for both Class A and Select Class shares were in the fifth and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2011	HIGHBRIDGE FUNDS	31

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2011. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2011. The information necessary to complete your income tax returns for the calendar year ending December 31, 2011 will be received under separate cover.

Long Term Capital Gain Designation — 15%

The Fund hereby designates approximately $9,239,000 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended October 31, 2011.

Treasury Income

The Fund had 11.5% of income earned from direct U.S. Treasury Obligations for the fiscal year ended October 31, 2011.

32	HIGHBRIDGE FUNDS	OCTOBER 31, 2011

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2011 All rights reserved. October 2011.	AN-HDCS-1011

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2011 – $1,383,900

2010 – $1,211,500

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2011 – $493,890

2010 – $449,900

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2011 – $298,950

2010 – $264,100

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2011 and 2010, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2011 – Not applicable

2010 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations.

All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2011 – 0.0%

2010 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2010 – $32.5 million

2009 – $26.5 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
January 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
January 5, 2012

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
January 5, 2012